UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

PROVIDENT ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required

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Fee paid previously with Preliminary Materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The information in this preliminary proxy statement/prospectus is not complete and may be changed. These securities may not be issued until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This preliminary proxy statement/prospectus is not an offer to sell these securities and does not constitute the solicitation of an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
PRELIMINARY PROXY STATEMENT/PROSPECTUS, SUBJECT TO COMPLETION,
DATED MARCH 25, 2022
PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING OF
PROVIDENT ACQUISITION CORP.
(A CAYMAN ISLANDS EXEMPTED COMPANY)

PROSPECTUS FOR
28,415,000 CLASS A ORDINARY SHARES,
18,100,000 REDEEMABLE WARRANTS AND 18,100,000 CLASS A
ORDINARY SHARES UNDERLYING REDEEMABLE WARRANTS
IN EACH CASE, OF
PERFECT CORP.
The board of directors of Provident Acquisition Corp., a Cayman Islands exempted company with limited liability (“Provident” or “PAQC”), has approved the Agreement and Plan of Merger (the “Business Combination Agreement”), dated as of March 3, 2022, by and among Provident, Perfect Corp., a Cayman Islands exempted company with limited liability (the “Company” or “Perfect”), Beauty Corp., a Cayman Islands exempted company with limited liability and a wholly owned subsidiary of Perfect (the “Merger Sub 1”), and Fashion Corp., a Cayman Islands exempted company with limited liability and a wholly owned subsidiary of Perfect (the “Merger Sub 2”). Pursuant to the Business Combination Agreement, (i) Merger Sub 1 will merge with and into Provident (the “First Merger”), with Provident surviving the First Merger as a wholly owned subsidiary of Perfect (Provident, as the surviving company of the First Merger, the “First Merger Surviving Company”), and (ii) immediately following the First Merger and as part of the same overall transaction, the First Merger Surviving Company will merge with and into Merger Sub 2 (the “Second Merger,” and together with the First Merger, the “Mergers”), with Merger Sub 2 surviving the Second Merger as a wholly owned subsidiary of Perfect (Merger Sub 2, as the surviving company of the Second Merger, the “Second Merger Surviving Company”). As a result of the Mergers, and upon consummation of the Mergers and the other transactions contemplated by the Business Combination Agreement (the “Business Combination” and together with transactions contemplated by agreements, instruments and documents contemplated by the Business Combination Agreement, the “Proposed Transactions”), the shareholders of Provident will become shareholders of Perfect. The respective times at which the First Merger and the Second Merger become effective is referred to as the “First Merger Effective Time” and “Second Merger Effective Time,” respectively. The consummation of the Mergers is referred to as the “Closing”.
Concurrently with the execution of the Business Combination Agreement, certain investors (the “PIPE Investors”) have entered into certain subscription agreements (each, a “Subscription Agreement”, and together, the “Subscription Agreements”), pursuant to which the PIPE Investors have committed to purchase Class A ordinary shares of Provident, par value $0.0001 per share (the “Provident Class A Ordinary Shares”) at a price of $10.00 per share for an aggregate purchase price of $50,000,000 (the “PIPE Investment”) on the date that is one business day prior to the date of the First Merger Effective Time. Under the Subscription Agreements, the obligations of the parties to consummate the PIPE Investment are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among others, (i) the absence of a legal prohibition on consummating the PIPE Investment, (ii) all conditions precedent under the Business Combination Agreement having been satisfied or waived, (iii) the accuracy of representations and warranties in the Subscription Agreements in all material respects and (iv) material compliance with covenants in the Subscription Agreements.
In connection with the Initial Public Offering of Provident, Provident and certain investors (the “FPA Investors”) entered into certain forward purchase agreements (each, a “Forward Purchase Agreement”, and together, the Forward Purchase Agreements), pursuant to which the FPA Investors agreed to subscribe for and purchase, and Provident agreed to issue and sell to such FPA Investors, collectively, 5,500,000 Provident Class A Ordinary Shares (“Forward Purchase Shares”) and 2,750,000 warrants to purchase Provident Class A Ordinary Shares (“Forward Purchase Warrants”) in consideration for an aggregate purchase price of $55,000,000 (the “FPA Investment”). Under the Forward Purchase Agreements, the obligations of the parties to consummate the FPA Investment are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among others, (i) the target business not conducting operations in the commodities, natural resources or mining industries or sectors, (ii) the absence of a legal prohibition on consummating the FPA Investment, (ii) all conditions precedent under the Business Combination having been satisfied or waived, (iii) the accuracy of representations and warranties in the Forward Purchase Agreements in all material respects and (iv) material compliance with covenants in the Forward Purchase Agreements.
Pursuant to the Business Combination Agreement, (i) immediately prior to the First Merger Effective Time, each issued and outstanding Class B ordinary share of Provident, par value $0.0001 per share (the “Provident Class B Ordinary Shares,” and together with the Provident Class A Ordinary Shares, the “Provident Ordinary Shares”), will be automatically converted into a number of Provident Class A Ordinary Shares in accordance with the conversion ratio (the “Conversion Ratio”) provided under the Amended and Restated Memorandum and Articles of Association of Provident (“Provident’s Articles”), and (ii) at the First Merger Effective Time, (A) each issued and outstanding Provident Class A Ordinary Share (other than the Provident Dissenting Shares (as defined below)) will be cancelled in exchange for the right to receive one Class A ordinary share of Perfect, par value $0.10 per share (each, a “Perfect Class A Ordinary Share”), and (B) each issued and outstanding Provident Class A Ordinary Share (each, a “Provident Dissenting Share”) that is held by any person who has validly exercised and not effectively withdrawn or lost their right to dissent from the First Merger in accordance with Section 238 of the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”) will be cancelled and carry no right other than the right to receive the payment of the fair value of such Provident Dissenting Share determined in accordance with Section 238 of the Companies Act. In addition, pursuant to the Sponsor Letter Agreement, dated March 3, 2022, by and between Provident, Perfect and Provident Acquisition Holdings Ltd., a Cayman Islands exempted company (the “Sponsor”), (i) if the Conversion Ratio is less than the sum of (I) one plus (II) the quotient of (A) the number of Forward Purchase Shares divided by (B) 23,000,000 (the “Target Conversion Ratio”), Perfect will issue additional Perfect Class A Ordinary Shares to the former holders of Provident Class B Ordinary Shares to make the total number of Perfect Class A Ordinary Shares held by each such holder immediately after the First Merger Effective Time equal to an amount that such holder would hold had the Provident Class B Ordinary Shares been converted into Provident Class A Ordinary Shares at the Target Conversion Ratio, and (ii) 25.90333% of the Perfect Class A Ordinary Shares held by the Sponsor as of immediately after the First Merger Effective Time (after the share issuance described in the foregoing (i)) will be surrendered and cancelled.
Pursuant to the Business Combination Agreement, at the First Merger Effective Time and as a result of the First Merger, each outstanding and unexercised warrant of Provident included in the Units (as defined below) sold to the public in connection with Provident’s Initial Public Offering (each, a “Public Warrant”), each outstanding and unexercised warrant of Provident sold to the Sponsor in a private placement in connection with Provident’s Initial Public Offering (each, a “Private Placement Warrant,” and together with the Public Warrants, the “Provident Warrants”), and each Forward Purchase Warrant will be converted into and become a right to receive a corresponding warrant exercisable for Perfect Class A Ordinary Shares. Immediately prior to the First Merger Effective Time, each issued and outstanding unit issued in Provident’s Initial Public Offering (each, a “Unit”), consisting of one Provident Class A Ordinary Share and one-half of one Public Warrant, will be automatically separated and the holder thereof will be deemed to hold one Provident Class A Ordinary Share and one-half of one Public Warrant (the “Unit Separation”). No fractional Public Warrants will be issued in connection with such Unit Separation such that if a holder of such Units would be entitled to receive a fractional Public Warrant upon such Unit Separation, the number of Public Warrants to be issued to such holder upon such Unit Separation will be rounded down to the nearest whole number of Public Warrants and no cash will be paid in lieu of such fractional Public Warrants.
Pursuant to the Business Combination Agreement, (i) at the First Merger Effective Time and as a result of the First Merger, each ordinary share of Merger Sub 1, par value $0.10 per share, issued and outstanding immediately prior to the First Merger Effective Time will be automatically converted into one ordinary share of the First Merger Surviving Company, par value $0.10 per share, and (ii) at the Second Merger Effective Time and as a result of the Second Merger, each ordinary share of the First Merger Surviving Company, par value $0.10 per share, and each ordinary share of Merger Sub 2, par value $0.10 per share, issued and outstanding immediately prior to the Second Merger Effective Time will be automatically converted into one ordinary share of the Second Merger Surviving Company, par value $0.10 per share.
As a result of the Business Combination, assuming that no shareholders of Provident elect to redeem their Provident Class A Ordinary Shares issued as part of the Units sold in Provident’s Initial Public Offering for cash in connection therewith as permitted by Provident’s Articles, the shareholders of Perfect immediately prior to the First Merger Effective Time and the shareholders of Provident immediately prior to the First Merger Effective Time (including the PIPE Investors and FPA Investors) will own approximately 68.4% and 31.6%, respectively, of Perfect Class A Ordinary Shares to be outstanding immediately after the Business Combination, which do not include the Perfect Class A Ordinary Shares reserved for issuance under the Perfect Incentive Plan or the Perfect Class B Ordinary Shares.
As a result of the Business Combination, Perfect will be a “controlled company” within the meaning of the Nasdaq corporate governance rules because Alice H. Chang, the founder and Chief Executive Officer of Perfect (the “CEO”), will beneficially own 57.7% of the total voting power of Perfect, assuming that none of Provident’s existing Public Shareholders exercises their redemption rights under Provident’s Articles. See “Beneficial Ownership of Securities”.
Under the Business Combination Agreement, the Closing therein is subject to a number of conditions, including that (i) Provident shareholders approve all proposals relating to the Proposed Transactions to be presented at the Meeting (as defined below) and (ii) the funds contained in Provident’s trust account (after taking into accounts payments by Provident to the Public Shareholders who exercise their redemption rights, as described herein), together with the aggregate amount of proceeds from the PIPE Investment and the FPA Investment, equal or exceed $125 million. If any of the conditions to Provident’s or Perfect’s obligation to consummate the Business Combination is not satisfied (or waived by the party entitled to waive), then the parties to the Business Combination Agreement will not be required to consummate the Business Combination.
Proposals to approve the Business Combination Agreement and the other matters discussed in this proxy statement/prospectus will be presented at the extraordinary general meeting of Provident scheduled to be held on            , 2022 (the “Meeting”).
Provident currently does not have any substantive operations in mainland China. Accordingly, notwithstanding Provident is located in Hong Kong and a majority of its executive officers are located in or have significant ties to Hong Kong prior to the completion of the Business Combination, the laws and regulations of the People’s Republic of China (“PRC”) do not currently have any impact on Provident’s business, financial condition and results of operations because, pursuant to the Basic Law of the Hong Kong Special Administrative Region (the “Basic Law”), which is a national law of the PRC and the constitutional document for Hong Kong, national laws of the PRC are not applied in Hong Kong, except for those listed in Annex III of the Basic Law, which are confined to laws relating to defense and foreign affairs as well as other matters outside the autonomy of Hong Kong. However, the laws and regulations in the PRC are evolving, and their enactment timetable, interpretation and implementation involve significant uncertainties. If certain PRC laws and regulations were to become applicable to a company such as Provident in the future, the application of such laws and regulations may have a material adverse impact on it, including its ability to continue the Business Combination or seek another target company, any of which may cause the value of Provident’s securities to significantly decline or become worthless. For details, see “Risk Factors—Risks Related to Provident’s Location in Hong Kong”.
The Units, the Provident Class A Ordinary Shares and the Provident Warrants are currently listed on the Nasdaq Capital Market (“Nasdaq”) under the symbols “PAQCU,” “PAQC” and “PAQCW,” respectively. Although Perfect is not currently a public reporting company, following the effectiveness of the registration statement of which this proxy statement/prospectus is a part and the Closing, Perfect will become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Perfect intends to apply for listing of the Perfect Class A Ordinary Shares and Perfect Warrants on Nasdaq under the proposed symbols “PERF” and “PERFW” to be effective at the consummation of the Business Combination. It is a condition of the consummation of the Business Combination that the Perfect Class A Ordinary Shares and Perfect Warrants are approved for listing on Nasdaq (subject only to official notice of issuance thereof). While trading on Nasdaq is expected to begin on the first business day following the date of completion of the Business Combination, there can be no assurance that Perfect’s securities will be listed on Nasdaq or that another viable and active trading market will develop. See “Risk Factors” for more information.
As a holding company, Perfect may rely on dividends and other distributions on equity paid by its subsidiaries for its cash and financing requirements. If any of Perfect subsidiaries incur debt on its own behalf in the future, the instruments governing such debt may restrict their ability to pay dividends to Perfect. As of the date of this proxy statement/prospectus, neither Perfect nor any of its subsidiaries have ever paid dividends or made distributions.
Each of Provident and Perfect is an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 and has elected to comply with certain reduced public company reporting requirements.
Perfect is also a “foreign private issuer,” as defined in the Exchange Act, and will be exempt from certain rules under the Exchange Act that impose certain disclosure obligations and procedural requirements for proxy solicitations under Section 14 of the Exchange Act. In addition, Perfect’s officers, directors and principal shareholders will be exempt from the reporting and “short-swing” profit recovery provisions under Section 16 of the Exchange Act. Moreover, Perfect will not be required to file periodic reports and financial statements with the U.S. Securities and Exchange Commission as frequently or as promptly as U.S. companies whose securities are registered under the Exchange Act.

This proxy statement/prospectus provides you with detailed information about the Proposed Transactions and other matters to be considered at the Meeting. We encourage you to carefully read this entire document and the documents incorporated by reference.
You should also carefully consider the risk factors described in “Risk Factors” of the accompanying proxy statement/prospectus.
Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the transactions described in this proxy statement/prospectus or any of the securities to be issued in connection with the Proposed Transactions described in this proxy statement/prospectus, passed upon the merits or fairness of the Proposed Transactions described in this proxy statement/prospectus or related transactions or passed upon the adequacy or accuracy of the disclosure in this proxy statement/prospectus. Any representation to the contrary constitutes a criminal offense.
This proxy statement/prospectus is dated            , 2022, and is first being mailed to Provident shareholders on or about            , 2022.

PROXY STATEMENT/PROSPECTUS
PROVIDENT ACQUISITION CORP.
Unit 11C/D, Kimley Commercial Building
142-146 Queen’s Road Central
Hong Kong
NOTICE OF EXTRAORDINARY GENERAL MEETING OF PROVIDENT ACQUISITION CORP.
TO BE HELD ON           , 2022
TO THE SHAREHOLDERS OF PROVIDENT ACQUISITION CORP.:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Meeting”) of Provident Acquisition Corp., a Cayman Islands exempted company with limited liability (“Provident,” “PAQC,” “we,” “us” or “our”), will be held on        , 2022, at      a.m., Eastern Time, at [           ], and virtually with live webcast at https://           . Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our shareholders, we encourage shareholders to attend the extraordinary general meeting virtually. For the purposes of Cayman Islands law and the Amended and Restated Memorandum and Articles of Association of Provident (“Provident’s Articles”), the physical location of the Meeting shall be at the offices of                 . You are cordially invited to attend the Meeting, which will be held for the purposes of considering and voting upon, and if thought fit passing and approving, the following resolutions:
(1)
The Business Combination Proposal:   as an ordinary resolution, that the Agreement and Plan of Merger, dated as of March 3, 2022 (the “Business Combination Agreement”), by and among Provident, Perfect Corp., a Cayman Islands exempted company with limited liability (the “Company” or “Perfect”), Beauty Corp., a Cayman Islands exempted company with limited liability and a wholly owned subsidiary of Perfect (the “Merger Sub 1”), and Fashion Corp., a Cayman Islands exempted company with limited liability and a wholly owned subsidiary of Perfect (the “Merger Sub 2”), a copy of which is attached to the accompanying proxy statement/prospectus as Annex A, and the transactions contemplated thereunder (the “Business Combination” and together with transactions contemplated by agreements, instruments and documents contemplated by the Business Combination Agreement, the “Proposed Transactions”) including the mergers whereby Merger Sub 1 will merge with and into Provident (the “First Merger”), with Provident surviving the First Merger as a wholly owned subsidiary of Perfect (the “First Merger Surviving Company”), and immediately thereafter and as part of the same overall transaction, the First Merger Surviving Company will merge with and into Merger Sub 2 (the “Second Merger”), with Merger Sub 2 surviving the Second Merger as a wholly owned subsidiary of Perfect, be approved and authorized in all respects—we refer to this proposal as the “Business Combination Proposal”;

(2)
The Merger Proposal:   as a special resolution, that the First Plan of Merger, a copy of which is attached to the accompanying proxy statement/prospectus as Annex C and will be produced and made available for inspection at the Meeting, and any and all transactions provided for in the First Plan of Merger, including, without limitation (a) the First Merger, (b) from the effective time of the First Merger (the “First Merger Effective Time”), the amendment and restatement of the existing memorandum and articles of association of Provident by deletion in their entirety and the substitution in their place of the amended and restated memorandum and articles of association of Provident (as the First Merger Surviving Company) in the form attached as Appendix II to the First Plan of Merger, being the memorandum and articles of association of Merger Sub 1, and (c) at the First Merger Effective Time, (i) the redesignation of all authorized shares of Provident (as the First Merger Surviving Company) as ordinary shares, such that the authorized share capital of the First Merger Surviving Company will become $22,100 divided into 221,000,000 ordinary shares of a par value of $0.0001 each (the “First Merger Surviving Company Share Redesignation”), (ii) upon the First Merger Surviving Company Share Redesignation becoming effective, the consolidation of the authorized share capital of the First Merger Surviving Company such that the authorized share capital of the First Merger Surviving Company will become $22,100 divided into 221,000 ordinary shares of a par value of $0.10 each (the “First Merger Surviving Company Share Consolidation”), and (iii) upon the First Merger Surviving Company Share Consolidation becoming effective, the increase of authorized share capital of the First Merger Effective Company from $22,100 divided into 221,000 ordinary shares of a par value of $0.10 each to $50,000 divided into 500,000 ordinary shares of a par value of $0.10 each, be approved and authorized in all respects—we refer to this proposal as the “Merger Proposal”;
(3)
The Share Issuance Proposal:   as an ordinary resolution, that for purposes of complying with applicable Nasdaq listing rules, the issuance of 20% or more of issued and outstanding ordinary shares of Provident (the “Provident Ordinary Shares”) in connection with the Business Combination and related financing, be approved and authorized in all respects—we refer to this proposal as the “Share Issuance Proposal”; and

(4)
The Adjournment Proposal:   as an ordinary resolution, that the Meeting be adjourned to a later date or dates to be determined by the chairman of the Meeting, (a) if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals presented to shareholders for vote, (b) to the extent necessary, to ensure that any required supplement or amendment to the accompanying proxy statement/prospectus is provided to Provident shareholders or (c) if as of the time for which the Meeting is scheduled, there are insufficient Provident Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Meeting—we refer to this proposal as the “Adjournment Proposal”.

These items of business are described in the attached proxy statement/prospectus, which we encourage you to read in its entirety before voting. Only holders of record of Provident Ordinary Shares at the close of business on           , 2022 (being the record date) are entitled to notice of the Meeting and to vote at the Meeting and any adjournments of the Meeting. A complete list of our shareholders of record entitled to vote at the Meeting will be available for ten days before the Meeting at our principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the Meeting.
After careful consideration, our board of directors has determined that the Business Combination Proposal, the Merger Proposal, the Share Issuance Proposal and the Adjournment Proposal are fair to and in the best interests of Provident and its shareholders, and unanimously recommends that you vote or give instruction to vote “FOR” the Business Combination Proposal, “FOR” the Merger Proposal, “FOR” the Share Issuance Proposal, and “FOR” the Adjournment Proposal, if presented. When you consider the board of directors’ recommendation of these proposals, you should keep in mind that our directors and our officers have interests in the Proposed Transactions that may conflict with your interests as a shareholder. See the section entitled “Proposal No. 1—The Business Combination Proposal— Interests of Provident’s Directors and Officers in the Business Combination” in the accompanying proxy statement/prospectus.
The approval of the Business Combination Proposal, the Share Issuance Proposal and the Adjournment Proposal requires the affirmative vote of holders of at least a majority of the Provident Ordinary Shares being present in person or by proxy and entitled to vote thereon and who vote at the Meeting, and the Merger Proposal requires the affirmative vote of holders of a majority of at least two-thirds of the Provident Ordinary Shares being present in person or by proxy and entitled to vote thereon and who vote at the Meeting. If any of the Business Combination Proposal, the Merger Proposal or the Share Issuance Proposal is not approved or any of the applicable closing conditions in the Business Combination Agreement is not satisfied or waived, the Proposed Transactions will not be consummated. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in the accompanying proxy statement/prospectus.
All Provident shareholders are cordially invited to attend the Meeting. To ensure your representation at the Meeting, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If you are a shareholder of record of Provident Ordinary Shares, you may also cast your vote in person at the Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the Meeting and vote in person, obtain a proxy from your broker or bank.
Your vote is important regardless of the number of shares you own. Whether you plan to attend the Meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
If you have any questions or need assistance voting your shares, please call [our proxy solicitor], [     ], [     ], at [     ]; banks and brokers may reach [     ] at [     ].
On behalf of our board of directors, I thank you for your support and look forward to the successful completion of the Proposed Transactions.
By Order of the Board of Directors

Winato Kartono
Chairman
IF YOU RETURN YOUR PROXY CARD(S) WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS. TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT THAT PROVIDENT REDEEM YOUR SHARES FOR CASH NO LATER THAN 5:00 P.M. EASTERN TIME ON    , 2022 (TWO BUSINESS DAYS PRIOR TO THE EXTRAORDINARY GENERAL MEETING) BY (A) (i) CHECKING THE BOX ON THE PROXY CARD, OR (ii) DELIVERING A REDEMPTION NOTICE TO PROVIDENT’S TRANSFER AGENT AND (B) TENDERING YOUR SHARES TO PROVIDENT’S TRANSFER AGENT. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARE CERTIFICATE AND REDEMPTION NOTICE ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. WHETHER OR NOT, OR HOW, YOU VOTE ON THE BUSINESS COMBINATION PROPOSAL OR ANY OTHER PROPOSAL, WILL NOT AFFECT YOUR ELIGIBILITY FOR EXERCISING REDEMPTION RIGHTS. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN “STREET NAME,” YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. SEE “THE EXTRAORDINARY GENERAL MEETING OF PROVIDENT SHAREHOLDERS—REDEMPTION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.
This proxy statement/prospectus is dated      , 2022 and is first being mailed to Provident shareholders on or about       , 2022.

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ABOUT THIS PROXY STATEMENT/PROSPECTUS
This document, which forms part of a registration statement on Form F-4 filed with the U.S. Securities and Exchange Commission (the “SEC”), by Perfect, constitutes a prospectus of Perfect under Section 5 of the U.S. Securities Act of 1933, as amended (the “Securities Act”), with respect to the Perfect Class A Ordinary Shares to be issued to Provident shareholders, the warrants to acquire Perfect Class A Ordinary Shares to be issued to holders of Provident Warrants and the Perfect Class A Ordinary Shares underlying such warrants, in connection with the Business Combination. This document also constitutes a notice of meeting and a proxy statement under Section 14(a) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to the Meeting at which Provident shareholders will be asked to consider and vote upon the proposals to adopt the Business Combination Agreement, to adopt the First Plan of Merger, to approve the issuance of 20% or more of Provident’s issued and outstanding ordinary shares in connection with the Proposed Transactions and related financing, and to adjourn the Meeting, if necessary, to permit further solicitation of proxies if there are not sufficient shares being present to constitute a quorum for the Meeting or insufficient votes to adopt the Business Combination Agreement or to ensure that any required supplement or amendment to this proxy statement/prospectus is provided to Provident shareholders.
Unless otherwise indicated or the context otherwise requires, all references in this proxy statement/prospectus to “Perfect” or the “Company” refers to Perfect Corp. together with its subsidiaries. All references in this proxy statement/prospectus to “Provident” or “PAQC” refers to Provident Acquisition Corp.
References to “U.S. Dollars,” “USD,” “US$” and “$” in this proxy statement/prospectus are to United States dollars, the legal currency of the United States. Discrepancies in any table between totals and sums of the amounts listed are due to rounding. Certain amounts and percentages have been rounded; consequently, certain figures may add up to be more or less than the total amount and certain percentages may add up to be more or less than 100% due to rounding. In particular and without limitation, amounts expressed in millions contained in this proxy statement/prospectus have been rounded to a single decimal place for the convenience of readers. In addition, period on period percentage changes with respect to Perfect’s IFRS and non-IFRS measures and operating metrics have been calculated using actual figures derived from Perfect’s internal accounting records and not the rounded numbers contained in this proxy statement/prospectus, and as a result, such percentages may differ from those calculated based on the numbers contained in this proxy statement/prospectus.

FINANCIAL STATEMENT PRESENTATION
Provident
The historical financial statements of Provident included in this proxy statement/prospectus have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) with its presentation currency of U.S. dollars.
Perfect
Perfect’s unaudited condensed consolidated interim financial statements as of June 30, 2021 and for the six months ended June 30, 2021 have been prepared in accordance with “IAS 34: Interim Financial Reporting” as issued by the International Accounting Standards Board, and Perfect’s audited consolidated financial statements as of December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019 and 2018 included in this proxy statement/prospectus have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board and are reported in U.S. Dollars.
Perfect refers in various places in this proxy statement/prospectus to non-IFRS financial measures. The presentation of non-IFRS information is not meant to be considered in isolation or as a substitute for Perfect’s audited consolidated financial results prepared in accordance with IFRS. See the section entitled —“Important Information about IFRS and Non-IFRS Financial Measures”.

IMPORTANT INFORMATION ABOUT IFRS AND NON-IFRS FINANCIAL MEASURES
Perfect’s financial statements included in this proxy statement/prospectus are prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board and referred to in this proxy statement/prospectus as “IFRS.” Perfect’s interim financial statements are prepared in accordance with “IAS 34: Interim Financial Reporting” as issued by the International Accounting Standards Board. Perfect may refer in various places within this proxy statement/prospectus to non-IFRS financial measures. The presentation of this non-IFRS information is not meant to be considered in isolation or as a substitute for Perfect’s consolidated financial results prepared in accordance with IFRS.

v

INDUSTRY AND MARKET DATA
This proxy statement/prospectus contains estimates, projections and other information concerning Perfect’s industry, including market size and growth of the market in which it participates, that are derived from various public sources and certain information from an industry report commissioned by Perfect and prepared by Frost & Sullivan, a third-party industry research firm. This information involves a number of assumptions and limitations, and you are cautioned not to give undue weight to these estimates.
Industry publications, research, studies and forecasts generally state that the information they contain has been obtained from sources believed to be reliable, but that the accuracy and completeness of such information is not guaranteed. In some cases, Perfect does not expressly refer to the sources from which these estimates and information are derived. While we have compiled, extracted, and reproduced industry data from these sources, we have not independently verified the data. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and uncertainties as the other forward-looking statements in this proxy statement/prospectus. These forecasts and forward-looking information are subject to uncertainty and risk due to a variety of factors, including those described under “Risk Factors,” “Cautionary Note Regarding Forward-Looking Statements” and “Perfect’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this proxy statement/prospectus. These and other factors could cause results to differ materially from those expressed in any forecasts or estimates.

FREQUENTLY USED TERMS
Unless otherwise stated or unless the context otherwise requires, all references to “Perfect” or the “Company” refer to Perfect Corp., a Cayman Islands exempted company with limited liability, together with its subsidiaries, and all references to “Provident” or “PAQC” refer to Provident Acquisition Corp., a Cayman Islands exempted company with limited liability.
In this document:
“Acquisition Entities” means Merger Sub 1 and Merger Sub 2.
“Adjournment Proposal” means a proposal to adjourn the Meeting to a later date or dates to be determined by the chairman of the Meeting, (i) if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals presented to shareholders for vote, (ii) to the extent necessary, to ensure that any required supplement or amendment to this proxy statement/prospectus is provided to Provident shareholders or (iii) if as of the time for which the Meeting is scheduled, there are insufficient Provident Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Meeting.
“AI” means artificial intelligence.
“Ancillary Agreements” means the Subscription Agreements, the Perfect Shareholder Voting Agreement, the Sponsor Letter Agreement, the New Registration Rights Agreement, the Perfect Shareholder Lock-Up Agreement, and the other agreements, instruments and documents expressly contemplated by the Business Combination Agreement.
“AR” means artificial reality.
“Assignment, Assumption and Amendment Agreement” means an assignment, assumption and amendment agreement to be entered prior to the Closing by and among Provident, Perfect and Continental Stock Transfer & Trust Company (“Continental”), pursuant to which Provident will assign to Perfect all of its rights, title, interests, and liabilities and obligations in and under the Warrant Agreement, dated January 7, 2021, by and between Provident and Continental (the “Warrant Agreement”). The form of Assignment, Assumption and Amendment Agreement is attached hereto as Annex E.
“Available Cash” has the meaning given to that term in the Business Combination Agreement.
“Board” means the board of directors of Provident or Perfect, as required by the context.
“broker non-vote” means the failure of a Provident shareholder, who holds his or her shares in “street name” through a broker or other nominee, to give voting instructions to such broker or other nominee.
“Business Combination” means the Mergers, and any other transactions contemplated by the Business Combination Agreement.
“Business Combination Agreement” means the Agreement and Plan of Merger, dated as of March 3, 2022, as may be amended, by and among Provident, Perfect, Beauty Corp. and Fashion Corp., and attached hereto as Annex A.
“Business Combination Proposal” means the proposal to approve and adopt the Business Combination Agreement and the transactions contemplated thereby.
“CAC” means the customer acquisition cost, which measures how much an organization spends to acquire new customers.
“CAGR” means compound annual growth rate.
“Churn” means a client who does not have any recurring revenue in the following year in the calculation of NDRR. Therefore, a client is Churn in 2021 if the recurring revenue with respect to such client ended in 2020 and there is no other recurring revenue from new contracts with such client in 2021.

“Closing” means the consummation of the Mergers.
“Closing Date” means the date on which the Closing occurs.
“CLTV” means the customer life-time value, which measures the monetary value of a customer relationship, based on the present value of the projected future cash flows from the customer relationship.
“Code” means the Internal Revenue Code of 1986, as amended.
“Companies Act” means the Companies Act (As Revised) of the Cayman Islands, as amended, modified, re-enacted or replaced.
“Condition Precedent Proposals” means the Business Combination Proposal, the Merger Proposal and the Share Issuance Proposal.
“constitutional documents” means the formation documents of any of the entities listed herein, including the memorandum and articles of association, as they may be amended.
“COVID-19” means the novel coronavirus (SARS-CoV-2 or COVID-19), and any evolutions, mutations or variations thereof or any other related or associated public health emergency, epidemics, pandemics or disease outbreaks occurring on and prior to the Closing Date.
“CyberLink” means CyberLink Corp., a company incorporated in Taiwan and listed on Taiwan Stock Exchange under the code 5203.
“CyberLink International” means CyberLink International Technology Corp., a British Virgin Islands exempted company.
“DTC” means The Depository Trust Company.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“First Merger” means the merger of Merger Sub 1 with and into Provident, with Provident surviving such merger.
“First Merger Effective Time” means the effective time of the First Merger.
“First Merger Surviving Company” means Provident, being the surviving entity of the First Merger.
“First Plan of Merger” means the plan of merger for the First Merger.
“Forward Purchase Agreements” means (i) that certain Forward Purchase Agreement, dated as of December 14, 2020, among Provident, Sponsor and WF Asian Reconnaissance Fund Limited, (ii) that certain Forward Purchase Agreement, dated as of December 15, 2020, between Provident and PT Nugraha Eka Kencana and (iii) that certain Forward Purchase Agreement, dated as of December 15, 2020, between Provident and Aventis Star Investments Limited.
“Forward Purchase Shares” means the 5,500,000 Provident Class A Ordinary Shares to be issued to the FPA Investors pursuant to the Forward Purchase Agreements.
“Forward Purchase Warrants” means the 2,750,000 warrants to purchase Provident Class A Ordinary Shares to be issued to the FPA Investors pursuant to the Forward Purchase Agreements.
“Founder Shares” means Provident Class B Ordinary Shares, 5,750,000 of which are currently outstanding and were issued to or transferred to, as applicable, the Initial Shareholders prior to, or concurrently with, as applicable, the Initial Public Offering (each a Founder Share).
“FPA Investment” means the transaction where the FPA Investors subscribe for and purchase, and Provident issue and sell to such FPA Investors, an aggregate of 5,500,000 Forward Purchase Shares and 2,750,000 Forward Purchase Warrants in consideration for an aggregate purchase price of $55.0 million that will close one business day prior to the date of the Closing.

“FPA Investors” means (i) WF Asian Reconnaissance Fund Limited (“Ward Ferry”), (ii) PT Nugraha Eka Kencana (“Saratoga”), a controlled subsidiary of PT Saratoga Investama Sedaya Tbk, an Indonesia-based investment company, and (iii) Aventis Star Investments Limited, an affiliate of Provident, and each is a party to a Forward Purchase Agreement.
“IFRS” refers to International Financial Reporting Standards as issued by the International Accounting Standards Board (IASB).
“Initial Public Offering” or “IPO” means the initial public offering of Units of Provident, consummated on January 12, 2021.
“Initial Shareholders” means the holders of the Founder Shares (including the Sponsor, certain directors and advisors of Provident and Ward Ferry).
“Interim Period” means the period from the date of the Business Combination Agreement and continuing until the earlier of the termination of the Business Combination Agreement and the Closing Date.
“Investment Company Act” means the U.S. Investment Company Act of 1940, as amended.
“IRS” means the U.S. Internal Revenue Service.
“Japanese yen” and “JPY” mean the legal currency of Japan.
“JOBS Act” means the Jumpstart Our Business Startups Act.
“MAU” means monthly active users, which is calculated as the number of unique user accounts, excluding spam accounts, that access an app at least once during a calendar month.
“Meeting” means the extraordinary general meeting of Provident, to be held on         , 2022, at    a.m., Eastern Time, at [           ].
“Merger Proposal” means a proposal to approve the First Plan of Merger and any and all transactions provided for in the First Plan of Merger.
“Merger Sub 1” means Beauty Corp., a Cayman Islands exempted company with limited liability.
“Merger Sub 2” means Fashion Corp., a Cayman Islands exempted company with limited liability.
“Mergers” means the First Merger and the Second Merger.
“Nasdaq” means the Nasdaq Capital Market.
“NDRR” means net dollar retention rate, a percentage that reflects how our annual recurring revenue has grown or shrunk within a defined time period. It’s calculated by taking our starting annual recurring revenue (ARR) number, adding in any new subscriptions and upgrades, subtracting any Churn, and dividing the resulting number by the original ARR.
“New Registration Rights Agreement” means the registration rights agreement to be entered into by Perfect, the Sponsor, and certain Perfect shareholders at the Closing Date in connection with the Business Combination.
“New Taiwan Dollar,” “NT Dollar” and “NTD” mean the legal currency of Taiwan.
“ordinary resolution” means a resolution passed by a simple majority of the votes of the issued and outstanding Provident Ordinary Shares that are cast by those shareholders who, being entitled to do so, vote in person or by proxy at a general meeting of the company.
“PCAOB” means the Public Company Accounting Oversight Board.
“Perfect Blank Check Shares” means following adoption of Perfect’s Articles on the date of the First Merger Effective Time, 30,000,000 shares of a par value of $0.10 each of such class or classes (however designated) of Perfect as Perfect’s Board may determine in accordance with Article 5 of Perfect’s Articles, unless otherwise specified.
“Perfect Class A Ordinary Shares” means the Class A ordinary shares of Perfect, par value $0.10 per share.
“Perfect Class B Ordinary Shares” means the Class B ordinary shares of Perfect, par value $0.10 per share.
“Perfect Common Shares” means the common shares of Perfect, par value $0.10 per share.
“Perfect Founder Parties” means DVDonet.com. Inc., Golden Edge Co., Ltd., World Speed Company Limited and Alice H. Chang, a citizen of Taiwan.
“Perfect Incentive Plan” means the 2021 Stock Compensation Plan adopted by Perfect’s Board on December 13, 2021, a copy of which is filed herewith as Exhibit 10.13.
“Perfect Ordinary Shares” means collectively, Perfect Class A Ordinary Shares, Perfect Class B Ordinary Shares, and any other class or series of ordinary shares Perfect may issue from time to time.
“Perfect Preferred Shares” means (i) the series A preferred shares of Perfect, par value $0.10 per share, (ii) the series A-1 preferred shares of Perfect, par value $0.10 per share, (iii) the series B preferred shares of Perfect, par value $0.10 per share, (iv) the series C-1 preferred shares of Perfect, par value $0.10 per share, and (v) the series C-2 preferred shares of Perfect, par value $0.10 per share.
“Perfect Securities” means Perfect Class A Ordinary Shares and Perfect Warrants.
“Perfect Shares” means shares in the capital of Perfect of any class including a fraction of such shares, whether the Perfect Class A Ordinary Shares or the Perfect Class B Ordinary Shares or others after the Closing and does not include Perfect Pre-Recapitalization Perfect Shares.
“Perfect Shareholder Lock-Up Agreement” means the Lock-Up Agreement to be entered into by Provident, Perfect and certain Perfect shareholders prior to or concurrently with the Closing.
“Perfect Shareholder Voting Agreement” means the voting agreement dated March 3, 2022, entered into by the Perfect shareholders, Perfect and Provident.
“Perfect Warrants” means the warrants into which the Provident Warrants convert at the First Merger Effective Time, each entitling its holder to purchase one Perfect Class A Ordinary Share pursuant to the terms of the Warrant Agreement as amended by the Assignment, Assumption and Amendment Agreement.
“Perfect’s Articles” means the Amended and Restated Memorandum and Articles of Association of Perfect to be adopted prior to the First Merger Effective Time.
“Perfect’s Board” means the board of directors of Perfect.
“PFIC” means passive foreign investment company.
“PIPE” or “PIPE Investment” means the sale of 5,000,000 Provident Class A Ordinary Shares to the PIPE Investors at a purchase price of $10.00 per Provident Class A Ordinary Share.
“PIPE Investors” means those certain investors who are party to the Subscription Agreements in connection with the PIPE Investment.
“Pre-Recapitalization Perfect Shares” means the Perfect Common Shares and Perfect Preferred Shares.
“Private Placement Warrants” means the warrants sold by Provident privately to the Sponsor simultaneously with the consummation of the Initial Public Offering (including the underwriters’ partial exercise of their over-allotment option).
“Proposals” means the Business Combination Proposal, the Merger Proposal, the Share Issuance Proposal and the Adjournment Proposal.

“Proposed Transactions” means the transactions contemplated by the Business Combination Agreement and the Ancillary Agreements.
“Provident Class A Ordinary Shares” means the Class A ordinary shares of Provident, par value $0.0001 per share.
“Provident Class B Ordinary Shares” means the Class B ordinary shares of Provident, par value $0.0001 per share.
“Provident Ordinary Shares” means the Provident Class A Ordinary Shares and the Provident Class B Ordinary Shares.
“Provident Warrants” means the Private Placement Warrants, Public Warrants and Forward Purchase Warrants.
“Provident’s Articles” means the amended and restated memorandum and articles of association of Provident adopted on January 5, 2021 and effective on January 7, 2021 and is attached to this proxy statement/prospectus as Annex D.
“Provident’s Board” means the board of directors of Provident.
“proxy statement/prospectus” means this proxy statement/prospectus included in this registration statement on Form F-4 filed with the SEC in connection with the Proposed Transactions.
“Public Shareholders” means the holders of the Public Shares.
“Public Shares” means Provident Class A Ordinary Shares issued as part of the Units sold in the Initial Public Offering.
“Public Warrants” means the warrants included in the Units sold in the Initial Public Offering (including the underwriters’ partial exercise of their over-allotment option), each of which is exercisable for one Provident Class A Ordinary Share, in accordance with its terms.
“Recapitalization” has the meaning given to that term in the Business Combination Agreement.
“Record Date” means     , 2022.
“Registration Rights Agreement” means the registration rights agreement dated January 7, 2021, entered into by Provident, the Sponsor and the Holders (as defined therein).
“SaaS” means software as a service.
“SEC” means the U.S. Securities and Exchange Commission.
“Second Merger” means the merger of the First Merger Surviving Company with and into Merger Sub 2, with Merger Sub 2 surviving such as a wholly owned subsidiary of Perfect.
“Second Merger Effective Time” means the effective time of the Second Merger.
“Second Merger Surviving Company” means Merger Sub 2, being the surviving entity of the Second Merger.
“Second Plan of Merger” means the plan of merger for the Second Merger.
“Securities Act” means the U.S. Securities Act of 1933, as amended.
“Shareholder Earnout Shares” means an aggregate of 10,000,000 Perfect Ordinary Shares issuable to the selected Perfect shareholders within five years of the Closing, upon the occurrence of certain milestones.
“Share Issuance Proposal” means a proposal to issue 20% or more of Provident Ordinary Shares in connection with the Business Combination and other Proposed Transactions for purposes of complying with applicable Nasdaq Stock Market listing rules.
“SKU” means stock keeping unit, which is a scannable bar code printed on product labels.

“special resolution” means a special resolution under the Companies Act, being a resolution passed by at least a two-thirds majority of the votes of the issued and outstanding Provident Ordinary Shares that are cast by those shareholders who, being entitled to do so, vote in person or by proxy at a general meeting of the company.
“Sponsor” means Provident Acquisition Holdings Ltd., a Cayman Islands exempted company with limited liability.
“Sponsor Earnout Promote Shares” has the meaning given to “Earnout Promote Shares” in the Sponsor Letter Agreement.
“Sponsor Letter Agreement” means the sponsor letter agreement dated March 3, 2022, entered into by Perfect, Provident and Sponsor.
“Subscription Agreements” means the subscription agreements, each dated as of March 3, 2022, entered into by Provident, Perfect and the PIPE Investors, pursuant to which the PIPE Investors have agreed to purchase an aggregate of 5,000,000 Provident Class A Ordinary Shares one business day before the date of the Closing at a purchase price of $10.00 per share.
“T-IFRS” means the Regulations Governing the Preparation of Financial Reports by Securities Issuers and the International Reporting Standards, International Accounting Standards, IFRIC Interpretations, and SIC Interpretations endorsed and issued into effect by R.O.C. Financial Supervisory Commission.
“Termination Date” means December 31, 2022.
“Trust Account” means the trust account that holds a portion of the proceeds of the Initial Public Offering and the concurrent sale of the Private Placement Warrants, and any over-allotment option exercised pursuant to such Initial Public Offering.
“Unit(s)” means a unit or the units issued in the Initial Public Offering, each consisting of one Provident Class A Ordinary Share and one-half of one redeemable Public Warrant.
“U.S.” means the United States of America.
“U.S. dollar,” “US$,” “USD” and “$” mean the legal currency of the United States.
“U.S. GAAP” means United States generally accepted accounting principles.
“Working Capital Loans” means the loans which may be offered by the Sponsor or certain of its officers and directors and their respective affiliates to Provident to fund working capital deficiencies.

QUESTIONS AND ANSWERS ABOUT THE PROPOSED TRANSACTIONS
The following questions and answers briefly address some commonly asked questions about the Proposed Transactions and the Proposals to be presented at the Meeting. The following questions and answers may not include all the information that is important to Provident’s shareholders. Shareholders are urged to read carefully this entire proxy statement/prospectus, including the financial statements and annexes attached hereto and the other documents referred to herein.
Q. Why am I receiving this proxy statement/prospectus?
A. Provident is proposing to consummate the Business Combination with Perfect pursuant to the Business Combination Agreement, entered into among Provident, Perfect, Merger Sub 1 and Merger Sub 2. The terms of the Business Combination Agreement are described in this proxy statement/prospectus. A copy of the Business Combination Agreement is attached to this proxy statement/prospectus as Annex A and Provident encourages its shareholders to read it in its entirety.
The Business Combination Agreement must be adopted by the Provident shareholders in accordance with Cayman Islands law and Provident’s Articles. Provident is holding the Meeting to obtain that approval. Provident shareholders will be asked to consider and vote upon a proposal to approve the Business Combination Agreement, which, among other things, provides for Merger Sub 1 to be merged with and into Provident, with Provident as the First Merger Surviving Company, and immediately thereafter and as part of the same overall transaction, the First Merger Surviving Company to be merged with and into Merger Sub 2, with Merger Sub 2 as the Second Merger Surviving Company, and certain other matters related to the Business Combination, which are described in this proxy statement/prospectus. See “Proposal No. 1—The Business Combination Proposal.” This proxy statement/prospectus and its annexes contain important information about the proposed Business Combination and the other matters to be acted upon at the Meeting. Provident shareholders should read this proxy statement/prospectus and its annexes carefully and in their entirety.

Q. When and where is the Meeting?	A. The Meeting will be held on [ ], 2022, at [ ] a.m., [Eastern Time], at the offices of . In accordance with Provident’s Articles, there must be a stated physical location for the Meeting. However, given the current global COVID-19 pandemic, it is unlikely to be practical for shareholders to attend in person. Therefore, the Meeting will also be a virtual meeting of shareholders, which will be conducted via live webcast at https:// [ ]. Provident shareholders will be able to attend the Meeting remotely, vote and submit questions during the Meeting by visiting and entering their control number. We are pleased to utilize virtual shareholder meeting technology to (i) provide ready access and cost savings for Provident’s shareholders and Provident, and (ii) to promote social distancing pursuant to guidance provided by the Centers for Disease Control and Prevention and the SEC due to the COVID-19 pandemic. The virtual meeting format allows attendance from any location in the world. The virtual meeting will begin promptly at [ ] a.m., [Eastern Time]. We encourage you to access the virtual meeting prior to the start time and you should allow ample time for the check-in procedures.
Q. What is being voted on at the Meeting?
A. Provident shareholders are being asked to consider and vote on the following proposals:
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a proposal to approve the Business Combination Agreement and the transactions contemplated thereby, including the Mergers (see the section entitled “Proposal No. 1—The Business Combination Proposal”);

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a proposal to approve the First Plan of Merger and the transactions contemplated thereby (see the section entitled “Proposal No. 2—The Merger Proposal”);

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a proposal to approve for purposes of complying with applicable Nasdaq Stock Market listing rules, the issuance of 20% or more of the issued and outstanding Provident Ordinary Shares in connection with the proposed Business Combination and related financing (see the section entitled “Proposal No. 3—The Share Issuance Proposal”); and

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a proposal to approve that the Meeting be adjourned to a later date or dates to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, Provident would not have been authorized to consummate the Business Combination (see the section entitled “Proposal No. 4—The Adjournment Proposal”).

Provident will hold the Meeting to consider and vote upon these proposals. This proxy statement/prospectus contains important information about the proposed Business Combination and the other matters to be acted upon at the Meeting. Provident’s shareholders should read it carefully.
The vote of shareholders is important. Provident’s shareholders are encouraged to vote as soon as possible after carefully reviewing this proxy statement/prospectus.

Q. Why is Provident proposing the Business Combination?
A. Provident was incorporated to effect a merger, capital share exchange, asset acquisition or other similar business combination with one or more businesses or entities.
Provident completed its Initial Public Offering of 23,000,000 Units on January 12, 2021, with each Unit consisting of one Provident Class A Ordinary Share and one-half of one redeemable Public Warrant, generating total gross proceeds of $230,000,000. Since the Initial Public Offering, Provident’s activity has been limited to its search for and evaluation of business combination candidates.
Provident is permitted to choose a target business in any industry or geographic region (with a focus on the technology sector in Southeast Asia) that it felt would provide its shareholders with the greatest opportunity to participate in a company with significant growth potential. Accordingly, it regularly analyzed investment opportunities that were in various sectors and geographic regions (with a focus on the technology sector in Southeast Asia) in an effort to locate the best potential business combination opportunity for its shareholders.
Perfect operates in the SaaS technology business globally. Based on its due diligence investigations on Perfect and the industry in which it operates, including the financial and other information provided by Perfect in the course of the parties’ negotiations, Provident believes that a business combination with Perfect will provide its shareholders with an opportunity to participate in a company with significant growth potential.

Although Provident’s Board believes that the Business Combination with Perfect is in the best interests of Provident and its shareholders, Provident’s Board did consider certain potential risks in arriving at that conclusion. See the section entitled “Proposal No. 1—The Business Combination Proposal—Reasons for the Approval of the Proposed Transactions”.
Q. What positive and negative factors did Provident’s Board consider when determining whether or not to proceed with the Business Combination?
A. In evaluating the Proposed Transactions and making the above determinations and its recommendation, Provident’s Board consulted with Provident’s management and its advisors and considered a number of factors, including, but not limited to, the factors discussed below. In light of the number and complexity of the factors considered in connection with its evaluation of the Proposed Transactions, Provident’s Board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors that it considered in reaching its determination and supporting its decision. Provident’s Board viewed its decision as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors. This explanation of Provident’s Board’s reasons for the Proposed Transactions and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Cautionary Note Regarding Forward-Looking Statements”.
During the search process, Provident reviewed over 80 potential targets in a wide range of industries, including technology, consumer, healthcare and biotech, and entered into non-disclosure agreements and engaged in preliminary discussions with respect to potential business combination opportunities with approximately 45 potential targets (collectively, the “Other Potential Acquisitions”).

Provident’s Board ultimately determined that the decision to pursue a business combination with Perfect over the Other Potential Acquisitions was generally the result of, but not limited to, one or more of the following reasons:
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the determination of Provident’s management and the Sponsor that: (i) the market opportunity was substantial, and (ii) Perfect was an attractive investment opportunity because of its global leadership in beauty AR- and AI-technology, its proven track record of success in working with the world’s leading beauty brands, its high revenue growth and significant growth potential and experienced management team;

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the determination that the combination of Provident and Perfect has the potential to increase substantially the likelihood of the combined company achieving its growth potential and thereby create shareholder value;

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the determination of Provident’s management and the Sponsor that Perfect was a more viable opportunity than the Other Potential Acquisitions; and

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a difference in valuation expectations between Provident and the senior executives or shareholders of the Other Potential Acquisitions.

Specifically, Provident’s Board considered a number of factors pertaining to the Proposed Transactions as generally supporting its decision to approve the entry into the Business Combination Agreement, the Ancillary Agreements and the transactions contemplated thereby, including, but not limited to, the following material factors (which covered each of Provident’s search criteria as set forth in its IPO prospectus):
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Potential Market.   According to Frost & Sullivan, it is estimated that AR- and AI-potential spending by beauty brands that operate in the skincare, haircare, makeup and hygiene products segments (“Beauty Tech TAM”) reached $3.3 billion in 2021. Driven by accelerated digitization of the beauty industry, as well as the need for brands to offer differentiated experience to consumers, Beauty Tech TAM is expected to grow at 13.1% CAGR to $6.1 billion by 2026. In addition, Perfect’s vertical expansion to fashion accessories solutions further broadens its addressable market. According to Frost & Sullivan, AR- and AI-spending by fashion brands operating in apparel, eyewear, watches and jewelry segments (“Fashion Accessories Tech TAM”) is expected to reach $9.8 billion by 2026, growing by 12.2% CAGR from $5.5 billion in 2021. Considering the Beauty Tech TAM and Fashion Accessories Tech TAM as a whole, Provident’s Board believes that Perfect is addressing a massive and underpenetrated market that is expected to be worth $15.9 billion by 2026.

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Market Leadership with Sustainable Competitive Advantage.   Perfect is the market leader in the global beauty tech sector with approximately 95% market coverage in terms of top 20 beauty group coverage, covering more than 400 global brands as of December 31, 2021, according to Frost & Sullivan. Within the indie beauty brands, Perfect covers approximately 300 brands, representing approximately 90% market coverage in terms of indie brands which utilize AR- and AI-technology in their business, according to Frost & Sullivan.

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High Revenue Growth Potential.   Perfect generated a total revenue of $29.9 million, $22.9 million and $11.6 million, respectively, in 2020, 2019 and 2018, and $17.3 million for the six months ended June 30, 2021. Perfect’s revenue is expected to grow at a CAGR of 32% between 2019 and 2021. Perfect’s revenue is expected to further grow significantly between 2021 and 2023 at a CAGR of 46%, which will primarily be driven by Perfect’s market-leading position, attractive unit economics and strong customer retention.

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Attractive Unit Economics.   Perfect’s business generates sizeable and highly visible recurring cash flows. For Perfect’s top 100 brands, there is approximately 95% average retention rate during the period from 2016 to 2021. Perfect’s average NDRR from 2018 to 2021 was 147% among the top 100 brands, which outperforms top ranking SaaS companies. In addition, the ratio of Perfect’s customer lifetime value to customer acquisition cost for Perfect’s top 100 brands in 2020 is 8.4x.1 To the knowledge of Provident’s management, such ratio indicates an attractive unit economics among the SaaS companies.

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Significant Expansion Plan.   Provident’s Board believes that there are strong organic growth opportunities for Perfect. Perfect plans to continue to deepen its penetration within the top 20 beauty group by cross-selling to sister brands within the group, enabling sales to more

1
Assuming that the average lifecycle of these brands is five years, Perfect’s customer lifetime value is calculated as the sum of total contract value from Perfect’s top 100 brands in 2020, adjusted for annual NDRR of 120% for the first four years and 115% for the fifth year. Perfect’s customer acquisition cost is derived from the sales and marketing costs for Perfect’s business in 2020.

new SKUs in all categories and upscale by selling to cover more regions within a brand. Beyond beauty and fashion verticals, Perfect can also apply its technology in other verticals such as dental and plastic surgery.

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Strong Management Team.   Provident’s Board believes that Perfect has a strong management team, led by Alice H. Chang, the CEO of Perfect. Alice previously served as chief executive officer of CyberLink for 18 years during which the company grew from a small startup to an award-winning global brand under her leadership. Prior to joining CyberLink, Alice was the executive vice president of Trend Micro Inc. and also worked at Citicorp Investment Bank. Pin-Jen (Louis) Chen, Executive Vice President and Chief Strategy Officer of Perfect, has 20 years of industry experience. Prior to joining Perfect Corp in 2015, Pin-Jen (Louis) Chen spent 12 years with CyberLink in various roles with a very wide range of experiences including product planning, development, business development, consumer sales and marketing. Wei-Hsin Tsen (Johnny Tseng), SVP and CTO of Perfect, has 25 years of experience in software engineering. He was fundamental in building all the engineering for Perfect including server infrastructure, SaaS modules and mobile app technologies and previously led the development of CyberLink software.

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Terms of the Business Combination Agreement and Ancillary Agreements.   Provident’s Board reviewed the financial and other terms of the Business Combination Agreement and Ancillary Agreements and determined that they were the product of arm’s-length negotiations among the parties and fair to the Public Shareholders.

Provident’s Board also considered a variety of uncertainties and risks and other potentially negative factors concerning the Proposed Transactions, including, but not limited to, the following:
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Business Risks.   Provident’s Board considered that there were risks associated with the successful implementation of Perfect’s business plans and uncertainties regarding whether Perfect would be able to realize the anticipated benefits of the Business Combination on the expected timeline or at all, including due to factors outside of the parties’ control. Provident’s Board considered the failure of any of these activities to be completed successfully may decrease the actual benefits of the Business Combination and that Provident shareholders may not fully realize these benefits to the extent that they expected to retain the Public Shares following the completion of the Business Combination.

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Industry Risks.   Provident’s Board considered the risks that the beauty AR- and AI-industry may not fully develop its growth potential. The AR- and AI-beauty technologies are relatively new and rapidly evolving, which subjects Perfect’s business to uncertainties and challenges relating to the growth and profitability of the beauty AR- and AI-market as a whole.

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Litigation.   The possibility of litigation challenging the Business Combination Agreement or that an adverse judgment granting permanent injunctive relief could delay or prevent consummation of the Business Combination.

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No Third-Party Valuation.   Provident’s Board considered the fact that the parties to the Business Combination have not sought any third-party valuation or fairness opinion in connection to the Business Combination.

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Redemption Risk.   The risk that a significant number of Provident shareholders may elect to redeem their shares prior to the consummation of the Business Combination, which would reduce the gross proceeds to Perfect from the Business Combination and could result in inability to consummate the Business Combination if Provident’s Available Cash, after giving effect to the PIPE Investment and FPA Investment prior to the Closing, does not equal to or exceed $125,000,000. The potential high redemption will also reduce liquidity of Perfect’s securities upon consummation of the Business Combination.

•
Liquidation of Provident.   Provident may not be able to complete the Business Combination or any other business combination within the prescribed time frame, in which case Provident would cease all operations except for the purpose of winding up and Provident would redeem Public Shares and liquidate.

•
Listing Risks.   Nasdaq or another stock exchange may not list Perfect’s securities upon consummation of the Business Combination, which could limit investors’ ability to sell their Perfect securities.

•
Closing Conditions.   The fact that the consummation of the Proposed Transactions is conditioned on the satisfaction of certain closing conditions that are not within Provident’s control.

•
Other Risks.    Various other risks associated with the Proposed Transactions, the parties thereto and their respective business as fully described under “Risk Factors”.

In addition to considering the factors described above, Provident’s Board also considered that the officers and some of the directors of Provident may have interests in the Proposed Transactions as individuals that are different from, or in addition to, those of other shareholders and warrant holders generally (see the section entitled “Proposal No. 1—The Business Combination Proposal—Interests of Providents’ Directors and Officers in the Business Combination”). Provident’s independent directors reviewed and considered these interests during their evaluation of the Proposed Transactions and in unanimously approving, as members of Provident’s Board, the Business Combination Agreement, the Ancillary Agreements and the transactions contemplated thereby, including the Proposed Transactions. Provident’s Board concluded that the potential benefits that it expected Provident and its shareholders to achieve as a result of the Proposed Transactions outweighed the potentially negative factors associated with the Proposed Transactions. Accordingly, Provident’s Board unanimously determined that the Business Combination Agreement, the Ancillary Agreements and the transactions contemplated thereby, including the Proposed Transactions, were advisable and fair to, and in the best interests of, Provident and its shareholders.

Q. Why is Provident providing shareholders with the opportunity to vote on the Business Combination?	A. Under Provident’s Articles, Provident must provide all holders of its Public Shares with the opportunity to have their Public Shares redeemed upon the consummation of Provident’s initial business combination either in conjunction with a tender offer or in conjunction with a shareholder vote.

For business and other reasons, Provident has elected to provide its shareholders with the opportunity to have their Public Shares redeemed in connection with a shareholder vote rather than a tender offer. Therefore, Provident is seeking to obtain the approval of its shareholders of the Business Combination Proposal in order to allow its Public Shareholders to effectuate redemptions of their Public Shares in connection with the Closing.
Q. Is my vote important?	A. Yes. The Business Combination cannot be completed unless the Business Combination Agreement is adopted by the Provident shareholders holding a majority of the votes cast on such proposal and the other Condition Precedent Proposals (as defined below) achieve the necessary vote outlined below. Only Provident shareholders as of the close of business on , the record date for the Meeting, are entitled to vote at the Meeting. After careful consideration, Provident’s Board unanimously recommends that the Provident shareholders vote “FOR” the approval of the Business Combination Proposal, “FOR” the approval of the Merger Proposal, “FOR” the approval of the Share Issuance Proposal and “FOR” the approval of the Adjournment Proposal. For details on the required votes to approve each proposal, see “What vote is required to approve the proposals presented at the Meeting?”
Q. Are the proposals conditioned on one another?	A. Unless the Business Combination Proposal is approved, the Merger Proposal and the Share Issuance Proposal will not be presented to the shareholders of Provident at the Meeting. Each of the Condition Precedent Proposals (as defined below) is conditioned on the approval and adoption of the other Condition Precedent Proposals. The Adjournment Proposal is not conditioned on the approval of any other Proposal set forth in this proxy statement/prospectus. It is important for you to note that in the event that the Business Combination Proposal, the Merger Proposal or the Share Issuance Proposal (collectively, the “Condition Precedent Proposals”) do not receive the requisite vote for approval, then Provident will not consummate the Business Combination. If Provident does not consummate the Business Combination and fails to complete an initial business combination by January 12, 2023 (or a later date approved by Provident shareholders pursuant to Provident’s Articles), Provident will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such account to its Public Shareholders.
Q. What will happen in the Business Combination?	A. Pursuant to the Business Combination Agreement, (i) Merger Sub 1 will merge with and into Provident with Provident surviving the First Merger as the First Merger Surviving Company and a wholly owned subsidiary of Perfect, and (ii) immediately following the First Merger and as part of the same overall transaction, the First Merger Surviving Company will merge with and into Merger Sub 2, with Merger Sub 2 surviving the Second Merger as the Second Merger Surviving Company and a wholly owned subsidiary of Perfect. As a result of the Business Combination, and upon consummation of the Business Combination, the shareholders of Provident will become the shareholders of Perfect.
The Investments held in the Trust Account and the proceeds from the financing transactions in connection with the Business Combination will be used by Perfect for working capital and general corporate purposes following the consummation of the Business Combination. In connection with the Closing, Perfect’s Board and shareholders of Perfect will adopt Perfect’s Articles.

In addition, before the Closing, the PIPE Investors will subscribe for and purchase 5,000,000 Provident Class A Ordinary Shares from Provident for an aggregate purchase price of $50,000,000. Further, concurrently with the PIPE Investment, before the Closing, the FPA Investors will purchase Forward Purchase Shares and Forward Purchase Warrants from Provident, and the proceeds from such transactions will be used by Perfect for working capital and general corporate purposes following the consummation of the Business Combination.
At the Closing, the Perfect Shareholder Lock-Up Agreement and the New Registration Rights Agreement will be entered into, and the Registration Rights Agreement, dated as of January 7, 2021, between Provident and the Sponsor will terminate.
A copy of the Business Combination Agreement is attached to this proxy statement/prospectus as Annex A. For Perfect’s organizational structure chart upon consummation of the Business Combination, please see the section entitled “Proposal No. 1—The Business Combination Proposal—The Business Combination Agreement—Organizational Structure”.
Q. What conditions must be satisfied to complete the Business Combination?	A. There are a number of closing conditions to the Business Combination, including, but not limited to: (i) receipt of the required approval by the Provident shareholders; (ii) receipt of the required approval by the Perfect shareholders; (iii) after giving effect to the Provident Shareholder Redemption, Merger Sub 2 (as the surviving company of the Mergers) having at least $5,000,001 of net tangible assets immediately after the consummation of the Business Combination; (iv) the absence of any law or governmental order enjoining, prohibiting or making illegal the consummation of the Business Combination; (v) the approval for listing of Perfect Class A Ordinary Shares and Perfect Warrants to be issued in connection with the Business Combination on the Nasdaq immediately following the Closing; (vi) effectiveness of the registration statement of which this proxy statement/prospectus forms a part and the absence of any stop order issued by the SEC with respect thereto; and (vii) completion of the Recapitalization in accordance with the terms of the Business Combination Agreement.
For a summary of all of the conditions that must be satisfied or waived prior to completion of the Business Combination, see the section entitled “Proposal No. 1—The Business Combination Proposal—The Business Combination Agreement”.
Q. What equity stake will current Provident shareholders, the FPA Investors, the PIPE Investors and the current Perfect shareholders have in Perfect after the Proposed Transactions?	A. It is anticipated that, upon completion of the Business Combination (and excluding the Shareholder Earnout Shares and the Sponsor Earnout Promote Shares), the post-Closing share ownership of Perfect would be as follows under (1) the scenario where no Perfect Class A Ordinary Share is redeemed (the “No Redemption Scenario”); (2) the scenario where the number of Provident Class A Ordinary Shares redeemed is the arithmetic mean of the number of Provident Class A Ordinary Shares redeemed under the No Redemption Scenario and the number of Provident Class A Ordinary Shares redeemed under the Maximum Redemption Scenario (the “50% of Maximum Redemption Scenario”); and (3) the scenario where all Provident Class A Ordinary Shares are redeemed (the “Maximum Redemption Scenario”):

	Assuming No Redemption		Assuming 50% of Maximum Redemption		Assuming Maximum Redemption
	Number of Shares(1)	% of Shares	Number of Shares(1)	% of Shares	Number of Shares(1)	% of Shares
Provident Shareholders (Perfect Class A Ordinary Shares)
Public Shareholders	23,000,000	16.4	12,499,683	9.7	1,999,366	1.7
Initial Shareholders(2)	5,415,000	3.9	5,415,000	4.2	5,415,000	4.6
FPA Investors(3)	5,500,000	3.9	5,500,000	4.2	5,500,000	4.6
PIPE Investors(4)	5,000,000	3.6	5,000,000	3.9	5,000,000	4.2
Perfect Shareholders
Perfect Class A Ordinary Shares	84,211,280	60.2	84,211,280	65.1	84,211,280	70.8
Perfect Class B Ordinary Shares	16,788,718	12.0	16,788,718	13.0	16,788,718	14.1
Total	139,914,998	100.0	129,414,681	100.0	118,914,364	100.0

(1)
Excludes (a) Perfect Class A Ordinary Shares issuable upon the exercise of 20,850,000 Perfect Warrants to be outstanding upon completion of the Business Combination, (b) 10,000,000 Shareholder Earnout Shares, (c) 1,175,624 Sponsor Earnout Promote Shares, and (d) 5,311,310 Perfect Class A Ordinary Shares reserved for issuance under the Perfect Incentive Plan.

(2)
Excludes Perfect Class A Ordinary Shares to be issued in exchange for Provident Class A Ordinary Shares issued to the Initial Shareholders pursuant to the FPA Investment.

(3)
Represents 5,500,000 Perfect Class A Ordinary Shares to be held by the FPA Investors upon exchange with the same amount of Provident Class A Ordinary Shares.

(4)
Represents 5,000,000 Perfect Class A Ordinary Shares to be held by the PIPE Investors upon exchange with the same amount of Provident Class A Ordinary Shares.

The share amounts and ownership percentages set forth above are not indicative of voting percentages. The Maximum Redemption Scenario refers to a scenario where Provident has, in the aggregate, not less than $125 million of cash available upon the consummation of the Business Combination after redemptions of 21,000,634 Provident Class A Ordinary Shares, satisfying the closing condition under the Business Combination Agreement. Furthermore, Perfect will only proceed with the Business Combination if Merger Sub 2 (as the surviving company of the Mergers) will have net tangible assets of at least $5,000,001 upon consummation of the Business Combination. If the actual facts are different than the assumptions set forth above, the share amounts and percentage ownership numbers set forth above will be different.
Q. What voting power will current Provident shareholders, the FPA Investors, the PIPE Investors and the current Perfect shareholders have in Perfect after the Proposed Transactions?
A. It is anticipated that, upon completion of the Business Combination, the voting power in Perfect will be as set forth in the table below (which was prepared using the same assumptions as the immediately preceding table):

	Assuming No Redemption		Assuming 50% of Maximum Redemption		Assuming Maximum Redemption
	Number of Shares	% of Voting Power	Number of Shares	% of Voting Power	Number of Shares	% of Voting Power
Provident Shareholders (Perfect Class A Ordinary Shares)
Public Shareholders	23,000,000	7.9	12,499,683	4.5	1,999,366	0.7
Initial Shareholders	5,415,000	1.9	5,415,000	1.9	5,415,000	2.0
FPA Investors	5,500,000	1.9	5,500,000	2.0	5,500,000	2.0
PIPE Investors	5,000,000	1.7	5,000,000	1.8	5,000,000	1.9

	Assuming No Redemption		Assuming 50% of Maximum Redemption		Assuming Maximum Redemption
	Number of Shares	% of Voting Power	Number of Shares	% of Voting Power	Number of Shares	% of Voting Power
Perfect Shareholders
Perfect Class A Ordinary Shares	84,211,280	28.9	84,211,280	30.0	84,211,280	31.2
Perfect Class B Ordinary Shares	16,788,718	57.7	16,788,718	59.9	16,788,718	62.2
Total	139,914,998	100.0	129,414,681	100.0	118,914,364	100.0

Q. Who will be the officers and directors of Perfect if the Proposed Transactions are consummated?	A. Following the consummation of the Proposed Transactions, the directors of Perfect will be Alice H. Chang, Michael Aw, Jau Hsiung Huang, Jianmei Lyu, Meng-Shiou (Frank) Lee, Philip Tsao and Chung-Hui (Christine) Jih. Alice H. Chang is expected to serve as chief executive officer and Hsiao-Chuan (Iris) Chen is expected to serve as principal financial officer and principal accounting officer of Perfect. See the section entitled “Management of Perfect Following the Business Combination”.
Q. What happens if I sell my Provident Ordinary Shares before the Meeting?	A. The record date for the Meeting will be earlier than the date that the Proposed Transactions are expected to be completed. If you transfer your Provident ordinary shares after the record date, but before the Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Meeting. However, you will not be entitled to receive any Perfect Class A Ordinary Shares following the Closing because only Provident’s shareholders on the date of the Closing will be entitled to receive Perfect Class A Ordinary Shares in connection with the Closing.
Q. What is the FPA Investment?	A. In connection with the Initial Public Offering, Provident and FPA Investors entered into the Forward Purchase Agreements pursuant to which the FPA Investors agreed to subscribe for and purchase, and Provident agreed to issue and sell to such FPA Investors, 5,500,000 Forward Purchase Shares and 2,750,000 Forward Purchase Warrants in consideration for an aggregate purchase price of $55.0 million that will close concurrently with the Closing.
Q. What is the PIPE Investment?	A. In connection with the Business Combination and concurrently with the execution of the Business Combination Agreement, Provident and Perfect entered into the Subscription Agreements with the PIPE Investors pursuant to which the PIPE Investors agreed to subscribe for and purchase, and Provident agreed to issue and sell to such PIPE Investors, an aggregate of 5,000,000 Provident Class A Ordinary Shares in consideration for an aggregate purchase price of $50,000,000.
Q. Did Provident’s Board obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination?	A. As is customary for a transaction of this nature that is on arm’s-length commercial terms, Provident’s Board did not obtain a third-party valuation or fairness opinion in connection with their determination to approve the Business Combination with Perfect. Provident’s officers and Board have substantial experience in evaluating the operating and financial merits of companies from a wide range of industries and concluded that their experience and backgrounds, together with the experience and sector expertise of Provident’s financial advisors, enabled them to make the necessary analyses and determinations regarding the Business Combination with Perfect. In addition, Provident’s officers and Board and its advisors have substantial experience with mergers and acquisitions. Accordingly, investors will be relying solely on the judgment of Provident’s officers and Board in valuing Perfect’s business, and assuming the risk that Provident’s officers and Board may not have properly valued such business.

Q. Will Provident or Perfect issue additional equity securities in connection with the consummation of the Business Combination.	A. In addition to the PIPE Investment and the FPA Investment, Perfect or Provident may enter into equity financing in connection with the Business Combination with their respective affiliates or any third parties if the parties determine that the issuance of additional equity is necessary or desirable in connection with the consummation of the Business Combination. The purpose of these purchases would be to increase the amount of cash available to Provident for use in the Business Combination. Any equity issuances could result in dilution of the relative ownership interest of the non-redeeming Public Shareholders or the former equity holders of the Company.
Q. How many votes do I have at the Meeting?	A. Provident shareholders are entitled to one vote on each of the proposals at the Meeting for each Provident Ordinary Share held of record as of [ ], 2022, the record date for the Meeting (the “Record Date”). As of the close of business on the Record Date, there were 28,750,000 Provident Ordinary Shares outstanding, of which 23,000,000 were Provident Class A Ordinary Shares and 5,750,000 were Provident Class B Ordinary Shares.
Q. What vote is required to approve the proposals presented at the Meeting?	A. The approval of each of the Business Combination Proposal, the Share Issuance Proposal and the Adjournment Proposal requires an ordinary resolution. The approval of the Merger Proposal requires a special resolution. Assuming a quorum is established, a shareholder’s failure to vote by proxy or to vote in person at the Meeting will have no effect on the foregoing proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on any of the proposals. Holders of Provident Class B Ordinary Shares, including Provident’s Sponsor, directors and officers and Ward Ferry, have agreed to vote their shares in favor of the Business Combination Proposal and the Merger Proposal. As of the date of this proxy statement/prospectus, Provident’s Sponsor, directors and officers, and Ward Ferry beneficially owned an aggregate of 5,750,000 Provident Class B Ordinary Shares.
Q. Do the Perfect shareholders need to approve the Business Combination?	A. The Business Combination needs to be approved by the Perfect shareholders. Concurrently with the execution of the Business Combination Agreement, Perfect, Provident and certain shareholders of Perfect (the “Perfect Voting Shareholders”) entered into a voting agreement (the “Perfect Shareholder Voting Agreement”), pursuant to which each Perfect Voting Shareholder agreed to, among other things, (i) attend any Perfect shareholder meeting to establish a quorum for the purpose of approving the Business Combination, and (ii) vote the Perfect securities held by such Perfect Voting Shareholder in favor of approving the transactions contemplated by the Business Combination Agreement.
Q. What constitutes a quorum at the Meeting?	A. Holders of a majority of the Provident Ordinary Shares issued and outstanding and entitled to vote at the Meeting constitute a quorum. As of the Record Date, Provident Ordinary Shares would be required to achieve a quorum.
Q. How do the insiders of Provident intend to vote on the proposals?	A. Provident’s Sponsor, officers and directors and Ward Ferry beneficially own and are entitled to vote an aggregate of approximately 20% of the currently outstanding ordinary shares of Provident. These parties have agreed to vote their securities in favor of the Business Combination Proposal. Provident’s Sponsor, officers and directors have also indicated that they intend to vote their shares in favor of all other proposals being presented at the Meeting.

Q. What interests do Provident’s current officers and directors have in the Proposed Transactions?
A. Provident’s directors and executive officers may have interests in the Proposed Transactions that are different from, in addition to or in conflict with yours. These interests include:
•
If the Business Combination or another business combination is not consummated by January 12, 2023 (or a later date approved by Provident’s shareholders pursuant to Provident’s Articles), Provident will cease all operations except for the purpose of winding up, redeem 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining shareholders and Provident’s Board, dissolve and liquidate. On the other hand, if the Business Combination is consummated, each outstanding Provident Ordinary Share will be converted into one Perfect Class A Ordinary Share, subject to adjustment described herein.

•
If Provident is unable to complete a business combination within the required time period, the Sponsor will be liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Provident for services rendered or contracted for or for products sold to Provident, but only if such a vendor or target business has not executed a waiver. If Provident consummates a business combination, on the other hand, Provident will be liable for all such claims.

•
Prior to the consummation of the Initial Public Offering, on October 28, 2020, the Sponsor purchased an aggregate of 5,750,000 Founder Shares for $25,000, or $0.004 per share. The Sponsor subsequently transferred 312,500 Founder Shares to Ward Ferry for no cash consideration concurrently with the closing of the Initial Public Offering pursuant to the Forward Purchase Agreement and an aggregate of 110,000 Founder Shares to three independent directors and two advisors of Provident. Such Founder Shares would become worthless if Provident does not complete a business combination within the required time period, as the Initial Shareholders waived any right to redemption with respect to these shares without receiving any consideration for such waiver. Such shares have an aggregate market value of approximately $      based on the closing price of the Provident Class A Ordinary Shares of $      on the Nasdaq on      , 2022, the Record Date for the Meeting.

•
Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 6,600,000 Private Placement Warrants in a private placement of Provident, generating gross proceeds to Provident of $6,600,000. The Private Placement Warrants would become worthless if Provident does not complete a business combination within the required time period. Such warrants have an aggregate market value of approximately $      based on the closing price of the Public Warrants of $      on the Nasdaq on      , 2022, the Record Date for the Meeting.

•
In connection with the FPA Investment, an affiliate of the Sponsor has agreed to subscribe for 2,000,000 Provident Class A Ordinary Shares that are exchangeable for 2,000,000 Perfect Class A Ordinary Shares in the Business Combination.

•
Provident’s Initial Shareholders, including its Sponsor, officers and directors, and their respective affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Provident’s behalf, such as identifying and investigating possible business targets and business combinations. However, if Provident fails to consummate a business combination within the required period, they will not have any claim against the Trust Account for reimbursement. Accordingly, Provident may not be able to reimburse these expenses if the Business Combination with Perfect or another business combination is not completed by January 12, 2023 (or a later date approved by Provident’s shareholders pursuant to Provident’s Articles). As of the date of this proxy statement/prospectus, there is no unpaid reimbursable expenses.
•
The Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate.

•
Given the difference between the purchase price that the Sponsor paid for the Founder Shares and the price of the Public Shares and considering that the Sponsor would receive a substantial amount of Perfect Class A Ordinary Shares in connection with the Proposed Transactions, the Sponsor and its affiliates can earn a positive rate of return on their investment, even if other shareholders experience a negative rate of return in the post-Business Combination company.

•
The current directors and officers of Provident will continue to be indemnified by Provident and will continue to be covered by the directors’ and officers’ liability insurance after the Business Combination.

•
Since its inception, the Sponsor has made loans from time to time to Provident to fund certain capital requirements. As of the date of this proxy statement/prospectus, no amount of these loans is outstanding. In addition, the Sponsor is entitled to the monthly payment of up to $10,000 for administrative support services until the completion of a business combination or liquidation of Provident. As of the date of this proxy statement/prospectus, no amount of such payment is outstanding.

•
Michael Aw, director, Chief Executive Officer and Chief Financial Officer of Provident and a director of the Sponsor, will be a member of Perfect’s Board following the Closing and, therefore, in the future, Mr. Aw could receive cash fees, share options or share-based awards that Perfect’s Board determines to pay to its non-executive directors.

•
Provident’s Articles contain a waiver of the corporate opportunity doctrine. With such waiver, there could be business combination targets that may be suitable or worth consideration for a combination with Provident but not offered due to a Provident director’s duties to another entity. Provident does not believe that the potential conflict of interest relating to the waiver of the corporate opportunities doctrine in Provident’s Articles impacted its search for an acquisition target and Provident was not prevented from reviewing any opportunities as a result of such waiver.

These interests may influence Provident’s directors in making their recommendation to vote in favor of the approval of the Business

Combination Proposal and the other Proposals described in this proxy statement/prospectus.
Q: What are the U.S. federal income tax consequences of the Mergers to U.S. Holders of Provident Class A Ordinary Shares and Public Warrants?	A. As discussed in more detail below under “Material U.S. Federal Income Tax Considerations—Tax Treatment of the Mergers,” Provident and Perfect intend to treat the Mergers, taken together, as a “reorganization” within the meaning of Section 368 of the Code (a “Reorganization”). If this treatment applies, U.S. Holders (as defined in “Material U.S. Federal Income Tax Considerations” below) will generally not recognize gain or loss for U.S. federal income tax purposes on the exchange of Provident Class A Ordinary Shares and Public Warrants (collectively, the “Provident Securities”) for Perfect Class A Ordinary Shares and Perfect Warrants (collectively, the “Perfect Securities”) pursuant to the Mergers, subject to the discussion contained herein regarding U.S. Holders that receive cash upon the exercise of their redemption rights and on the application of the PFIC rules. However, as discussed in more detail below, there are significant factual and legal uncertainties as to whether the Mergers will qualify as a Reorganization. If the Mergers do not qualify as a Reorganization, then a U.S. Holder that exchanges Provident Securities for Perfect Securities in the Mergers will be required to recognize gain or loss equal to the difference between (i) the fair market value of the Perfect Securities received in the Mergers and (ii) the U.S. Holder’s adjusted tax basis in the Provident Securities exchanged in the Mergers.
In addition, even if the Mergers do qualify as a Reorganization, U.S. Holders may be required to recognize gain (but not loss) by reason of the application of the PFIC rules, as described in more detail below under “Material U.S. Federal Income Tax Considerations—Tax Treatment of the Mergers—Application of the PFIC Rules to the Mergers” or the application of Section 367 of the Code and the Treasury Regulations promulgated thereunder, as described in more detail below under “Risk Factors—Risks Related to the Perfect Class A Ordinary Shares and the Perfect Warrants—U.S. Holders of Provident Class A Ordinary Shares and Public Warrants may be required to recognize gain for U.S. federal income tax purposes regardless of whether the Mergers qualify as a Reorganization for U.S. federal income tax purposes”.
All holders of Provident Securities are urged to consult with their own tax advisors regarding the potential tax consequences to them of the Mergers, including in the event that the Mergers do not qualify as a Reorganization.
Q. Do I have redemption rights?	A. Pursuant to Provident’s Articles, holders of the Public Shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with Provident’s Articles. As of the date of this proxy statement/prospectus, based on funds in the Trust Account of approximately $230,000,000 (excluding interest earned and dissolution expenses), this would have amounted to approximately $10.00 per share. If a holder exercises its redemption rights, then such holder will be redeeming its Public Shares for cash. Such a holder will be entitled to receive cash for its Public Shares only if it properly demands redemption and delivers its share certificates (if any) and a redemption notice (either physically or electronically) to Provident’s transfer agent two days prior to the Meeting. See the section entitled “The Extraordinary General Meeting of Provident Shareholders—Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.

Q. Are there any limitations on redemption rights?	A. Yes. Provident’s Articles provide that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the shares sold in the Initial Public Offering, which Provident refers to as the “Excess Shares,” without its prior consent. Provident believes this restriction will discourage shareholders of Provident from accumulating large blocks of shares, and subsequent attempts by such holders to use their ability to exercise their redemption rights against the Proposed Transactions as a means to force us or our management to purchase their shares at a significant premium to the then-current market price or on other undesirable terms. Absent this provision, a Public Shareholder holding more than an aggregate of 15% of the shares sold in our Initial Public Offering could threaten to exercise its redemption rights if such holder’s shares are not purchased by us or our management at a premium to the then-current market price or on other undesirable terms. By limiting our shareholders’ ability to redeem no more than 15% of the shares sold in our Initial Public Offering without our consent, we believe we will limit the ability of a small group of shareholders to unreasonably attempt to block our ability to complete our initial business combination, particularly in connection with the Proposed Transactions, which require as a closing condition that we have a minimum net worth or a certain amount of cash. However, we would not be restricting our shareholders’ ability to vote all of their shares (including Excess Shares) for or against the Proposed Transactions.
Q. Will how I vote affect my ability to exercise redemption rights?	A. No. You may exercise your redemption rights whether or not you are a holder of Provident Ordinary Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you vote Provident Ordinary Shares on the Business Combination Proposal (for or against) or any other proposal described by this proxy statement/prospectus. As a result, the Business Combination Agreement can be approved by shareholders who will redeem their shares and no longer remain shareholders, leaving shareholders who choose not to redeem their shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of the Nasdaq.
Q. How do I exercise my redemption rights?	A. If you are a holder of the Public Shares and wish to exercise your redemption rights, you must demand that Provident redeem your shares for cash no later than 5:00 p.m. Eastern time on [ ], 2022 (two business days prior to the vote on the Business Combination Proposal) by (A) (i) checking the box on the proxy card, or (ii) submitting your request in writing to [ ] of Continental, at the address listed at the end of this section and (B) delivering your share certificates (if any) together with the redemption forms to Provident’s transfer agent physically or electronically using DTC’s DWAC (Deposit Withdrawal at Custodian) system. If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or share certificates (if any) together with the redemption notices delivered electronically. If you do not submit a written request and deliver your share certificates as described above, your shares will not be redeemed. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering the share certificate (if any) together with the redemption forms through the DWAC system. The transfer agent will typically charge the tendering broker $45 and it would be up to the broker whether or not to pass this cost on to the holder of the shares being redeemed.
Any holder of the Public Shares (whether or not they are a holder on the Record Date) will be entitled to demand that his shares be redeemed for a full pro rata portion of the amount then in the Trust Account (which was approximately $[     ] million, or approximately $[     ] per share, as of [     ], 2022, the Record Date). Such amount, less any owed but unpaid taxes on the funds in the Trust Account, will be paid promptly upon consummation of the Business Combination. There are currently no owed but unpaid income taxes on the funds in the Trust Account. However, under Cayman Islands law, the proceeds held in the Trust Account could be subject to claims which could take priority over those of the Public Shareholders exercising redemption rights, regardless of whether such holders vote for or against the Business Combination Proposal. Therefore, the per-share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. Your vote on any proposal will have no impact on the amount you will receive upon exercise of your redemption rights.
If you wish to exercise your redemption rights but initially do not check the box on the proxy card providing for the exercise of your redemption rights and do not send a written request to Provident to exercise your redemption rights, you may request that Provident send you another proxy card on which you may indicate your intended vote or your intention to exercise your redemption rights. You may make such request by contacting Provident at the phone number or address listed at the end of this section.
Any request for redemption, once made by a holder of the Public Shares, may be withdrawn at any time up to the time the vote is taken with respect to the Business Combination Proposal at the Meeting. If you deliver your share certificates (if any) together with the redemption forms for redemption to Provident’s transfer agent and later decide prior to the Meeting not to elect conversion, you may request that Provident’s transfer agent return the shares (physically or electronically). You may make such request by contacting Provident’s transfer agent at the phone number or address listed at the end of this section.
Any corrected or changed proxy card or written demand of redemption rights must be received by Provident prior to the vote taken on the Business Combination Proposal at the Meeting. No demand for redemption will be honored unless the holder’s share certificates (if any) together with the redemption forms have been delivered (either physically or electronically) to Provident’s transfer agent at least two business days prior to the vote at the Meeting.
If a holder of the Public Shares properly makes a demand for redemption as described above, then, if the Business Combination is consummated, Provident will convert these shares into a pro rata portion of funds deposited in the Trust Account. If you exercise your redemption rights, then you will be exchanging your ordinary shares of Provident for cash and will not be entitled to Perfect Class A Ordinary Shares with respect to your ordinary shares of Provident upon consummation of the Business Combination. If the Business Combination is not approved or completed for any reason, then holders of the Public Shares who elected to exercise their redemption rights would not be entitled to redeem their shares for the applicable pro rata share of the cash in the Trust Account. In such case,

Provident will promptly return any share certificates (if any) together with the redemption forms delivered by public holders and such holders may only share in the assets of the Trust Account upon the liquidation of Provident. This may result in holders receiving less than they would have received if the Business Combination was completed and they exercised redemption rights in connection therewith due to potential claims of creditors.
If you are a holder of the Public Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold. Your Public Warrants will be exchanged for Perfect Warrants upon consummation of the Business Combination, with each warrant exercisable for one Perfect Class A Ordinary Share at a purchase price of $11.50.

Q: What are the U.S. federal income tax consequences of exercising my redemption rights?	A. A U.S. Holder (as defined in “Material U.S. Federal Income Tax Considerations” below) of Provident Class A Ordinary Shares that exercises its redemption rights may be treated as selling Provident Class A Ordinary Shares, resulting in the recognition of gain or loss. However, there are certain circumstances in which the redemption may instead be treated as a distribution for U.S. federal income tax purposes depending on the amount of ordinary shares that a U.S. Holder owns or is deemed to own (including through the ownership of warrants) at the relevant time. As discussed in more detail below, Provident believes that it will be a passive foreign investment company (“PFIC”) with respect to its current taxable year. In that case, the U.S. federal income tax treatment of any income or gain recognized by a U.S. Holder that exercises its redemption rights will depend on the application of the PFIC rules discussed below and whether the U.S. Holder has made a PFIC Election (as defined below) with respect to its Provident Class A Ordinary Shares. In addition, it is possible that the redemption of Provident Class A Ordinary Shares could be integrated with the Mergers for U.S. federal income tax purposes, in which case the redemption would be treated in the manner described below under “Material U.S. Federal Income Tax Considerations—Tax Treatment of the Mergers—Consequences of the Mergers Being Treated as a Reorganization”. For a more complete discussion of the U.S. federal income tax considerations of an exercise of redemption rights by a U.S. Holder, see the sections entitled “Material U.S. Federal Income Tax Considerations—Redemption of Provident Class A Ordinary Shares” and “Material U.S. Federal Income Tax Considerations—Passive Foreign Investment Company Rules”.
Q. If I am a Public Warrant holder, can I exercise redemption rights with respect to my Warrants?	A. No. The holders of Public Warrants have no redemption rights with respect to such securities.
Q. If I am a Unit holder, can I exercise redemption rights with respect to my Units?
A. No. Holders of outstanding Units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.
If you hold Units registered in your own name, you must deliver the certificate for such Units to Continental, Provident’s transfer agent, with written instructions to separate such Units into the Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” above. The address of Continental is listed under the question “Who can help answer my questions?” below.
If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to Continental, Provident’s transfer agent. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant Units and a deposit of an equal number of the Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q. Do I have appraisal rights if I object to the proposed Business Combination?	A. The Companies Act prescribes when shareholder appraisal rights will be available and sets the limitations on such rights. Where such rights are available, shareholders are entitled to receive fair value for their shares. However, regardless of whether such rights are or are not available, shareholders are still entitled to exercise the rights of redemption as set out herein, and Provident’s Board has determined that the redemption proceeds payable to shareholders who exercise such redemption rights represent the fair value of those shares. See the section entitled “Proposal No. 1—The Business Combination Proposal—Material U.S. Federal Income Tax Considerations—Appraisal Rights Under the Companies Act” for additional information. Holders of Public Warrants or Units do not have appraisal rights in connection with the Business Combination under the Companies Act.
Q. What will happen to my Provident Ordinary Shares as a result of the Business Combination?	A. If the Business Combination is completed, each Provident Class A Ordinary Share will become a Perfect Class A Ordinary Share.
Q. What happens to the funds deposited in the Trust Account after consummation of the Business Combination?	A. Of the net proceeds of the Initial Public Offering (including underwriters’ exercise of over-allotment option) and simultaneous sale of Private Placement Warrants, a total of $230,000,000 was placed in the Trust Account immediately following the Initial Public Offering and the exercise of the over-allotment option. After consummation of the Business Combination, the funds in the Trust Account will be used by Provident to pay holders of the Public Shares who exercise redemption rights, to pay fees and expenses incurred in connection with the Business Combination with Perfect (including fees of an aggregate of approximately $8.05 million deferred discount to certain underwriters in connection with the IPO), and to repay any loans owed by Provident to Sponsor. Any remaining funds will be paid to Perfect (or as otherwise designated in writing by Perfect to Provident prior to the Closing) and used for working capital and general corporate purposes of Perfect.
Q. What happens if a substantial number of Public Shareholders vote in favor of the Business Combination	A. The Public Shareholders may vote in favor of the Business Combination and still exercise their redemption rights, although they are not required to vote in any way to exercise such redemption rights. Accordingly, the Business Combination may be consummated even though the funds

Proposal and exercise their redemption rights?	available from the Trust Account and the number of Public Shareholders are substantially reduced as a result of redemptions by the Public Shareholders. To the extent that there are fewer Public Shares and Public Shareholders, the trading market for the Perfect Class A Ordinary Shares may be less liquid than the market was for the Provident Class A Ordinary Shares prior to the Proposed Transactions, and Perfect may not be able to meet the listing standards of a national securities exchange. In addition, to the extent of any redemptions, fewer funds from the Trust Account would be available to Perfect to be used in its business following the consummation of the Business Combination.
Q. What happens if the Business Combination is not consummated?	A. If Provident does not complete the Business Combination with Perfect or another business combination by January 12, 2023 (or a later date approved by Provident’s shareholders pursuant to Provident’s Articles), Provident must redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to an amount then held in the Trust Account (excluding interest earned and dissolution expenses).
Q. When do you expect the Business Combination to be completed?	A. It is currently anticipated that the Business Combination will be consummated promptly following the Meeting, which is set for [ ], 2022; however, such Meeting could be adjourned, as described above. For a description of the conditions for the completion of the Business Combination, see the section entitled “Proposal No. 1—The Business Combination Proposal—The Business Combination Agreement—Closing Conditions”.
Q. What do I need to do now?	A. Provident urges you to read carefully and consider the information contained in this proxy statement/prospectus, including the annexes, and to consider how the Business Combination will affect you as a shareholder and/or Public Warrant holder of Provident. Shareholders should then vote as soon as possible in accordance with the instructions provided in this proxy statement/prospectus and on the enclosed proxy card.
Q. Who will solicit and pay the cost of soliciting proxies?	A. Provident has engaged a professional proxy solicitation firm, [ ], to assist in soliciting proxies for the Meeting. Provident has agreed to pay [ ] a fee of $[ ], plus disbursements. Provident will reimburse [ ] for reasonable out-of-pocket expenses and will indemnify [ ] and its affiliates against certain claims, liabilities, losses, damages and expenses. Provident will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of our ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of our ordinary shares, and in obtaining voting instructions from those owners. Provident’s management team may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Q. How do I vote?	A. If you are a holder of record of Provident Ordinary Shares on the Record Date, you may vote in person (physically or virtually) at the Meeting or by submitting a proxy for the Meeting. If you choose to attend the Meeting virtually, you will need to visit https://[ ], and enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Meeting by following instructions available on the meeting website during the meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Meeting and vote in person, obtain a proxy from your broker, bank or nominee.
Q. If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?	A. No. A “broker non-vote” occurs when a broker submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions. Under the relevant rules, brokers are not permitted to vote on any of the matters to be considered at the Meeting. As a result, your public shares will not be voted on any matter unless you affirmatively instruct your broker, bank or nominee how to vote your shares in one of the ways indicated by your broker, bank or other nominee. You should instruct your broker to vote your shares in accordance with directions you provide.
Q. May I change my vote after I have mailed my signed proxy card?
A. Yes. If you are a shareholder of record of Provident Ordinary Shares as of the close of business on the record date, you can change or revoke your proxy before it is voted at the Meeting in one of the following ways:
•
submit a new proxy card bearing a later date;

•
give written notice of your revocation to Provident, which notice must be received by Provident prior to the vote at the Meeting; or

•
vote electronically at the Meeting by visiting and entering the control number found on your proxy card, voting instruction form or notice you previously received. Please note that your attendance at the Meeting will not alone serve to revoke your proxy.

If your shares are held in “street name” by your broker, bank or another nominee as of the close of business on the record date, you must follow the instructions of your broker, bank or other nominee to revoke or change your voting instructions.

Q. What happens if I fail to take any action with respect to the Meeting?	A. If you fail to take any action with respect to the Meeting and the Business Combination is approved by shareholders and consummated, you will become a shareholder and/or warrant holder of Perfect. If you fail to take any action with respect to the Meeting and the Business Combination is not approved, you will continue to be a shareholder and/or warrant holder of Provident.
Q. What should I do with my shares and/or warrant certificates?	A. Public Warrant holders should not submit their warrant certificates (if any) now and those shareholders who do not elect to have their Provident Ordinary Shares redeemed for their pro rata share of the Trust Account should not submit their share certificates (if any) now. After the consummation of the Business Combination, Provident’s transfer agent will send instructions to Provident shareholders and warrant holders regarding the exchange of their Provident Ordinary Shares and Provident Warrants for Perfect Class A Ordinary Shares and Perfect Warrants, respectively. Provident shareholders who exercise their redemption rights must deliver their share certificates (if any) and redemption notice to Provident’s transfer agent (either physically or electronically) at least two business days prior to the vote at the Meeting.

Q. What should I do if I receive more than one set of voting materials?	A. Shareholders may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Provident Ordinary Shares.
Q. Who can help answer my questions?
A. If you have questions about the Business Combination or if you need additional copies of the proxy statement/prospectus or the enclosed proxy card you should contact:
Michael Aw
Provident Acquisition Corp.
Unit 11C/D, Kimley Commercial Building,
142-146 Queen’s Road Central
Hong Kong
Email: info@providentgrowth.com
Or:
Mr. [ ]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
E-mail: [ ]
You may also obtain additional information about Provident from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”. If you are a holder of the Public Shares and you intend to seek redemption of your shares, you will need to deliver your share certificates for the Public Shares (if any) along with the redemption forms (either physically or electronically) to Provident’s transfer agent at the address below at least two business days prior to the vote at the Meeting. If you have questions regarding the certification of your position or delivery of your share certificates or redemption forms, please contact:
Mr. [ ]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
E-mail: [ ]

SUMMARY OF THE PROXY STATEMENT/PROSPECTUS
This summary highlights selected information from this proxy statement/prospectus and does not contain all of the information that is important to you. To better understand the proposals to be submitted for a vote at the Meeting, including the Business Combination Proposal, you should read this entire document carefully, including the Business Combination Agreement attached as Annex A to this proxy statement/prospectus. The Business Combination Agreement is the legal document that governs the Mergers and the other transactions that will be undertaken in connection with the Business Combination. It is also described in detail in this proxy statement/prospectus in the section entitled “The Business Combination Agreement”.
The Parties to the Proposed Transactions
Provident Acquisition Corp.
Provident Acquisition Corp. (“Provident” or “PAQC”) is a blank check company formed in order to effect a merger, share exchange, asset acquisition or other similar business combination with one or more businesses or entities. Provident was incorporated under the laws of the Cayman Islands on October 21, 2020.
On January 12, 2021, Provident closed its Initial Public Offering of 23,000,000 Units, with each Unit consisting of one Provident Class A Ordinary Share and one-half of one Public Warrant, with each whole Public Warrant exercisable for one Provident Class A Ordinary Share at a price of $11.50 per share. The Units from the Initial Public Offering (including the over-allotment option) were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $230,000,000. Simultaneously with the consummation of the Initial Public Offering, Provident consummated the private sale of an aggregate of 6,600,000 Private Placement Warrants to its Initial Shareholders, in each case at $1.00 per Private Placement Warrant for an aggregate purchase price of $6,600,000. A total of $230,000,000 was deposited into the Trust Account and the remaining proceeds became available to be used as working capital to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. The Initial Public Offering was conducted pursuant to a registration statement on Form S-1 (Reg. No. 333-251571) that became effective on January 7, 2021. As of February 28, 2022, there was approximately $230,016,924.75 held in the Trust Account.
In connection with the consummation of the Business Combination, the funds in the Trust Account will be used by Provident to pay holders of the Public Shares who exercise redemption rights, to pay fees and expenses incurred in connection with the Business Combination with Perfect (including fees of an aggregate of approximately $8.05 million deferred discount to certain underwriters in connection with the IPO), and to repay any loans owed by Provident to Sponsor. Any remaining funds will be paid to Perfect (or as otherwise designated in writing by Perfect to Provident prior to the Closing) and used for working capital and general corporate purposes of Perfect.
Citigroup Global Markets Inc., in its roles as capital markets advisor to Provident, has provided Provident with advice and assistance in reviewing potential targets with which to consummate a business combination and arranging meetings with and preparing materials for investors in connection with the consummation of the Business Combination, as well as providing general advice with respect to special purpose acquisition company transactions.
The Units, the Provident Class A Ordinary Shares and the Public Warrants are listed on the Nasdaq under the symbols “PAQCU,” “PAQC,” and “PAQCW,” respectively.
The mailing address of Provident’s principal executive office is Unit 11C/D, Kimley Commercial Building, 142-146 Queen’s Road Central, Hong Kong and its telephone number is +852 2467 0338.
Perfect
Perfect Corp. (the “Company” or “Perfect”), a Cayman Islands exempted company with limited liability, was incorporated on February 13, 2015, as a spin-off from CyberLink Corp., a listed company in Taiwan. Perfect’s mission is to democratize the shopping experience for consumers and brands with AR- and AI- and digital technologies.

Initially, Perfect primarily focused on the development of makeup virtual try-on solutions. From 2015 to 2017, Perfect refined its technology based on market feedback and expanded its development into other beauty solutions, such as nail virtual try-on and skin diagnostics. Over the 2016 through 2017 period, Perfect grew to a platform with over 300 million users of its mobile apps, which further provided feedback and guidance on consumer tastes and preferences. In 2017, Perfect launched its SaaS business model to further monetize its technology and to gain further support from large brands and retailers. With more beauty solutions such as hair color virtual try-on being developed, by the end of 2018, Perfect was already able to provide a complete SaaS series of services. Perfect’s goal then moved to becoming a one-stop shop for AR- and AI-beauty and fashion solutions. Since early 2019, Perfect introduced beauty tech AI and formed numerous partnerships with ecommerce and social media leaders, including Alphabet (Google and YouTube), Meta (Instagram), and Snap, as well as Asia tech platforms such as Alibaba (Taobao and Tmall). Such partnerships have been critical to Perfect’s growth as a omni-channel service provider. In mid-2021, Perfect expanded its path into the fashion tech area, which includes products such as virtual try-on for eyewear, jewelry, headwear and watches. With innovation at the heart of its values, Perfect seeks to continue to expand its product portfolio and strengthen its leadership as provider of AR- and AI-powered solutions dedicated to the beauty and fashion industry.
The mailing address of Perfect’s principal executive office is 14F, No. 98 Minquan Road, Xindian District, New Taipei City 231, Taiwan and its telephone number is +886-2-8667-1265.
Beauty Corp.
Beauty Corp. was incorporated on November 3, 2021 solely for the purpose of effectuating the Business Combination described herein. Beauty Corp. was incorporated under the laws of the Cayman Islands as an exempted company with limited liability and a wholly owned subsidiary of Perfect. Beauty Corp. owns no material assets and does not operate any business.
Prior to the consummation of the Business Combination, the sole director of Beauty Corp. is Alice H. Chang, the founder and the CEO of Perfect, and the sole shareholder of Beauty Corp. is Perfect.
The mailing address of Beauty Corp.’s registered office is P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands. After the consummation of the Business Combination, Beauty Corp. will cease to exist.
Fashion Corp.
Fashion Corp. was incorporated on December 9, 2021 solely for the purpose of effectuating the Business Combination described herein. Fashion Corp. was incorporated under the laws of the Cayman Islands as an exempted company with limited liability and a wholly owned subsidiary of Perfect. Fashion Corp. owns no material assets and does not operate any business.
Prior to the consummation of the Business Combination, the sole director of Fashion Corp. is Alice H. Chang, the founder and the CEO of Perfect, and the sole shareholder of Fashion Corp. is Perfect.
The mailing address of Fashion Corp.’s registered office is P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands. After the consummation of the Business Combination, its principal executive office will be that of Perfect, located at 14F, No. 98 Minquan Road, Xindian District, New Taipei City 231, Taiwan and its telephone number is +886-2-8667-1265.
Controlled Company
Upon consummation of the Business Combination, Perfect expects to be a “controlled company” as defined under the rules of the Nasdaq since Alice H. Chang, Perfect’s founder and CEO, will beneficially own more than 50% of Perfect's total voting power. For so long as Perfect remains a controlled company under this definition, Perfect is permitted to elect to rely, and currently intends to rely, on certain exemptions from corporate governance rules, including the exemption from the rule that a majority of its board of directors must be independent directors.

Emerging Growth Company
Each of Provident and Perfect is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As such, each is eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), reduced disclosure obligations regarding executive compensation in their periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. If some investors find Perfect’s securities less attractive as a result, there may be a less active trading market for Perfect’s securities and the prices of Perfect’s securities may be more volatile.
Perfect will remain an emerging growth company under the JOBS Act until the earliest of: (i) the last day of the fiscal year (a) following the fifth anniversary of the date on which Perfect Class A Ordinary Shares were offered in connection with the Proposed Transactions, (b) in which it has total annual gross revenues of at least $1.07 billion, or (c) in which it is deemed to be a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of its ordinary shares that are held by non-affiliates exceeds $700 million as of the end of the prior fiscal year’s second fiscal quarter; or (ii) the date on which it has issued more than $1 billion in non-convertible debt during the prior three-year period.
Foreign Private Issuer Status
Perfect is an exempted company limited by shares incorporated in 2015 under the laws of the Cayman Islands. After the consummation of the Business Combination, Perfect will report under the Exchange Act as a non-U.S. company with foreign private issuer status. Under Rule 405 of the Securities Act, the determination of foreign private issuer status is made annually on the last business day of an issuer’s most recently completed second fiscal quarter and, accordingly, the next determination will be made with respect to Perfect on June 30, 2022. Even after Perfect no longer qualifies as an emerging growth company, for so long as Perfect qualifies as a foreign private issuer, it will be exempt from certain provisions of the Exchange Act that are applicable to U.S. domestic public companies, including:
•
the rules requiring domestic filers to issue financial statements prepared under U.S. GAAP;

•
the rules under the Exchange Act requiring the filing of quarterly reports on Form 10-Q or current reports on Form 8-K with the SEC;

•
the sections of the Exchange Act regulating the solicitation of proxies, consents, or authorizations in respect of a security registered under the Exchange Act;

•
the sections of the Exchange Act requiring insiders to file public reports of their share ownership and trading activities and liability for insiders who profit from trades made in a short period of time; and

•
the selective disclosure rules by issuers of material nonpublic information under Regulation Fair Disclosure, or Regulation FD, which regulates selective disclosure of material non-public information by issuers.

Perfect will be required to file an annual report on Form 20-F within four months of the end of each fiscal year. In addition, Perfect intends to publish its results on a quarterly basis through press releases, distributed pursuant to the rules and regulations of Nasdaq. Press releases relating to financial results and material events will also be furnished to the SEC on Form 6-K. However, the information Perfect is required to file with or furnish to the SEC will be less extensive and less timely compared to that required to be filed with the SEC by U.S. domestic issuers. Accordingly, after the Business Combination, Perfect shareholders will receive less or different information about Perfect than a shareholder of a U.S. domestic public company would receive.

After the consummation of the Business Combination, Perfect expects to be listed on Nasdaq. Nasdaq market rules permit a foreign private issuer like Perfect to follow the corporate governance practices of its home country. Certain corporate governance practices in the Cayman Islands, which is Perfect’s home country, may differ significantly from Nasdaq corporate governance listing standards. Among other things, Perfect is not required to have:
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a majority of the Board consisting of independent directors;

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a compensation committee consisting of independent directors;

•
a nominating committee consisting of independent directors; or

•
regularly scheduled executive sessions with only independent directors each year.

Perfect intends to rely on the exemptions listed above. As a result, you may not be provided with the benefits of certain corporate governance requirements of Nasdaq applicable to U.S. domestic public companies. Perfect would cease to be a foreign private issuer at such time as more than 50% of its outstanding voting securities are held by U.S. residents and any of the following three circumstances applies: (i) the majority of its executive officers or directors are U.S. citizens or residents, (ii) more than 50% of its assets are located in the United States or (iii) its business is administered principally in the United States.
If at any time Perfect ceases to be a foreign private issuer, we will take all action necessary to comply with the applicable rules of SEC and Nasdaq.
Foreign private issuers, like emerging growth companies, are also exempt from certain more stringent executive compensation disclosure rules. Thus, even if Perfect no longer qualifies as an emerging growth company but remains a foreign private issuer, it will continue to be exempt from the more stringent compensation disclosures required of public companies that are neither an emerging growth company nor a foreign private issuer.
The Proposed Transactions
The Business Combination Agreement
On March 3, 2022, Provident entered into the Business Combination Agreement with Perfect, Beauty Corp. and Fashion Corp.
Pursuant to the terms of the Business Combination Agreement: (i) Merger Sub 1 will merge with and into Provident (the “First Merger”), with Provident surviving the First Merger as a wholly owned subsidiary of Perfect (such company, as the surviving entity of the First Merger, the “First Merger Surviving Company”), and (ii) immediately following the First Merger and as part of the same overall transaction as the First Merger, the First Merger Surviving Company will merge with and into Merger Sub 2 (the “Second Merger,” and together with the First Merger, the “Mergers”), with Merger Sub 2 surviving the Second Merger as a wholly owned subsidiary of Perfect (such company, as the surviving entity of the Second Merger, the “Second Merger Surviving Company”). As a result of the Mergers, and upon consummation of the Mergers and the other transactions contemplated by the Business Combination Agreement (the “Business Combination” and together with transactions contemplated by agreements, instruments and documents contemplated by the Business Combination Agreement, the “Proposed Transactions”), the shareholders of Provident will become shareholders of Perfect. The times at which the First Merger and the Second Merger become effective are sometimes referred to as the “First Merger Effective Time” and “Second Merger Effective Time,” respectively. The closing of the Mergers is herein referred to as the “Closing”.
Merger Consideration
In accordance with the terms and subject to the conditions of the Business Combination Agreement: (i) immediately prior to the First Merger Effective Time, Provident Class B Ordinary Shares outstanding immediately prior to the First Merger Effective Time will be automatically converted into a number of Provident Class A Ordinary Shares in accordance with the conversion ratio provided under Provident’s Articles, and, after giving effect to such automatic conversion, (ii) at the First Merger Effective Time and as a result of the First Merger, (a) each issued and outstanding Provident Class A Ordinary Share (other than the Provident Dissenting Shares (as defined below)) will be cancelled in exchange for the right to receive one Perfect Class A Ordinary Share (“Conversion Ratio”), and (b) each issued and outstanding Provident Class A Ordinary Share that is held by any person who has validly exercised and not effectively withdrawn or lost their right to dissent from the First Merger in accordance with Section 238 of the Companies Act (“Provident Dissenting Share”) will be cancelled and carry no right other than the right to receive the payment of the fair value of such Provident Dissenting Share determined in accordance with Section 238 of the Companies Act, and (c) each issued and outstanding Provident Warrant will be converted into one Perfect Warrant. In addition, pursuant to the Sponsor Letter Agreement, (i) if the Conversion Ratio is less than the sum of (I) one plus (II) the quotient of (A) the number of Forward Purchase Shares divided by (B) 23,000,000 (the “ Target Conversion Ratio”), Perfect will issue additional Perfect Class A Ordinary Shares to the former holders of Provident Class B Ordinary Shares to make the total number of Perfect Class A Ordinary Shares held by each such holder immediately after the First Merger Effective Time equal to an amount that such holder would hold had the Provident Class B Ordinary Shares been converted into Provident Class A Ordinary Shares at the Target Conversion Ratio, and (ii) 25.90333% of the Perfect Class A Ordinary Shares held by the Sponsor as of immediately after the First Merger Effective Time (after the share issuance described in the foregoing (i)) will be surrendered and cancelled.
Immediately prior to the First Merger Effective Time, (i) Perfect’s Articles will be adopted and become effective, and (ii) Perfect will effect a share combination such that each Perfect Common Share and each Perfect Preferred Share (collectively, the “Pre-Recapitalization Perfect Shares”) (whether issued and outstanding or authorized but unissued) immediately prior to the First Merger Effective Time, will be consolidated into a number of shares equal to the Combination Factor (as defined below), and upon such share combination, (a) each resulting share held by any person other than DVDonet.com. Inc., Golden Edge Co., Ltd., World Speed Company Limited and Alice H. Chang (collectively, the “Perfect Founder Parties”) will be repurchased and cancelled by Perfect in exchange for the issuance of one Perfect Class A Ordinary Share, and (b) each resulting share that is held by the Perfect Founder Parties will be repurchased and cancelled by Perfect in exchange for the issuance of one Perfect Class B Ordinary Share (items (i) through (ii), the “Recapitalization”). Pursuant to Perfect’s Articles, each Perfect Class A Ordinary Share will have one vote and each Perfect Class B Ordinary Share will have ten votes.
The “Combination Factor” is a number resulting from dividing the Per Share Perfect Equity Value by $10.00. The “Per Share Perfect Equity Value” is obtained by dividing (i) the equity value of Perfect (being $1,010,000,000) by (ii) the aggregate number of Pre-Recapitalization Perfect Shares that are issued and outstanding immediately prior to the Recapitalization. Upon the Recapitalization, each Perfect Ordinary Share will have a value of $10.00.
For a detailed discussion on calculation of the number of Perfect Shares to be received by holders of Perfect securities in connection with the Business Combination, please see the sections entitled
“Proposal No. 1—The Business Combination Proposal—The Business Combination Agreement” and “Proposal No. 1—The Business Combination Proposal—Ancillary Agreements”.
In connection with the consummation of the Proposed Transactions, the following will occur:
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Perfect will amend its currently effective memorandum and articles of association to be substantially in the form attached hereto as Annex B;

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prior to the First Merger, the PIPE Investors will subscribe for and purchase 5,000,000 Provident Class A Ordinary Shares at an aggregate purchase price of $50,000,000;

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prior to the First Merger, the FPA Investors will subscribe for and purchase 5,500,000 Provident Class A Ordinary Shares and 2,750,000 warrants to purchase Provident Class A Ordinary Shares at $11.50 at an aggregate purchase price of $55,000,000; and

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at the Closing, the Perfect Shareholder Lock-Up Agreement and the New Registration Rights Agreement will be entered into, and the Registration Rights Agreement, dated as of January 7, 2021, between Provident and the Sponsor will terminate.

Conditions to Closing
The obligations of Provident, Perfect, Merger Sub 1 and Merger Sub 2 to consummate the Business Combination is conditioned upon, among other things: (i) receipt of the required approval by the Provident shareholders; (ii) receipt of the required approval by the Perfect shareholders; (iii) after giving effect to the Provident Shareholder Redemption, Merger Sub 2 (as the surviving company of the Mergers) having at least $5,000,001 of net tangible assets immediately after the consummation of the Business Combination; (iv) the absence of any law or governmental order enjoining, prohibiting or making illegal the consummation of the Business Combination; (v) the approval for listing of Perfect Class A Ordinary Shares and Perfect Warrants to be issued in connection with the Business Combination on Nasdaq immediately following the Closing; (vi) effectiveness of this registration statement in accordance with the Securities Act and the absence of any stop order issued by the SEC with respect to this registration statement; and (vii) completion of the Recapitalization in accordance with the terms of the Business Combination Agreement.
The obligations of Perfect, Merger Sub 1 and Merger Sub 2 to consummate the Business Combination are also conditioned upon, among other things: (i) the accuracy of the representations and warranties of Provident (subject to certain materiality standards set forth in the Business Combination Agreement); (ii) material compliance by Provident with its pre-closing covenants; (iii) the funds contained in Provident’s trust account (after giving effect to the Provident Shareholder Redemption), together with the aggregate amount of proceeds from the PIPE Investment and from the FPA Investment, equaling or exceeding $125,000,000; and (iv) the absence of any event since the date of the Business Combination Agreement that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Provident to timely consummate the Business Combination.
The obligations of Provident to consummate the Business Combination are also conditioned upon, among other things: (i) the accuracy of the representations and warranties of Perfect (subject to certain materiality standards set forth in the Business Combination Agreement); (ii) material compliance by Perfect with its pre-closing covenants; and (iii) the absence of any event since the date of the Business Combination Agreement that has had, or would reasonably be expected to have, a material adverse effect on the business, results of operations or financial condition of Perfect and its subsidiaries, taken as a whole (subject to certain exceptions set forth in the Business Combination Agreement).
For a summary of all of the conditions that must be satisfied or waived prior to completion of the Business Combination, see the section entitled “Proposal No. 1—The Business Combination Proposal—Business Combination Agreement”.
Termination
The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, among other reasons:
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by mutual written consent of all parties to the Business Combination Agreement;

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by either Provident or Perfect if the Closing has not occurred on or before December 31, 2022 (the “Termination Date”);

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by either Provident or Perfect if the consummation of the Mergers is permanently enjoined, prohibited, deemed illegal or prevented by a final, non-appealable governmental order;

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by Perfect upon a breach of any representation, warranty, covenant or agreement on the part of Provident set forth in the Business Combination Agreement if such breach gives rise to a failure of certain closing conditions to be satisfied and cannot be or has not been cured within thirty (30) days following the receipt of notice from Perfect (or any shorter period of the time that remains of such notice and the Termination Date);

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by Provident upon a breach of any representation, warranty, covenant or agreement on the part of Perfect set forth in the Business Combination Agreement if such breach gives rise to a failure of certain closing conditions to be satisfied and cannot be or has not been cured within thirty (30) days following the receipt of notice from Provident (or any shorter period of the time that remains between the delivery of such notice and the Termination Date); or

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by either Provident or Perfect if the Business Combination Proposal is not approved by Provident’s shareholders.

For more information, see the section entitled “Proposal No. 1—The Business Combination Proposal—The Business Combination Agreement—Termination” for more information.
Ancillary Agreements Related to the Business Combination Agreement
Sponsor Letter Agreement
Concurrently with the execution and delivery of the Business Combination Agreement, Perfect, Provident and the Sponsor have entered into a support agreement (the “Sponsor Letter Agreement”). Pursuant to the Sponsor Letter Agreement, the Sponsor agreed to, among other things, (i) attend the Meeting to establish a quorum for the purpose of approving the Business Combination, and (ii) vote the Provident Class B Ordinary Shares, and any other Provident securities acquired by the Sponsor in favor of approving the transactions contemplated by the Business Combination Agreement.
Under the Sponsor Letter Agreement, the Sponsor, in its capacity as the holder of at least a majority of the Provident Class B Ordinary Shares in issue, has agreed to waive any anti-dilution adjustment to the conversion ratio between Provident Class B Ordinary Shares and Provident Class A Ordinary Shares set forth in Article 17.3 of Provident’s Articles that may result from the issuance of Provident Class A Ordinary Shares in connection with the PIPE Investment. However, such waiver does not cover any adjustment to the conversion ratio that may result from the closing of the FPA Investment. In addition, to the extent that, after giving effect to the adjustment to the conversion ratio under Provident’s Articles as described in the foregoing sentences, the adjusted conversion ratio is less than the sum of (i) one plus (ii) the quotient of (a) the aggregate number of Provident Class A Ordinary Shares issued in the FPA Investment divided by (b) 23,000,000 (such sum, the “Target Conversion Ratio”), Perfect will issue, immediately prior to the First Merger Effective Time but after the Recapitalization, to each holder of Provident Class B Ordinary Shares as of immediately prior to the First Merger Effective Time such number of Perfect Class A Ordinary Shares that would make the total number of Perfect Class A Ordinary Shares held by such holder immediately after the First Merger Effective Time equal to an amount that such holder would hold if the Provident Class B Ordinary Shares had been converted into Provident Class A Ordinary Shares at the Target Conversion Ratio immediately prior to the First Merger Effective Time.
The Sponsor Letter Agreement also provides that 25.90333% of the Perfect Class A Ordinary Shares held by Sponsor as of immediately after the First Merger Effective Time (the “Forfeited Shares”) will be forfeited and cancelled for no consideration immediately after, and contingent upon, the Closing. Subject to the terms and conditions contemplated by the Sponsor Letter Agreement, upon the occurrence of a Sponsor Earnout Event (as defined below) during the Earnout Period, Perfect will issue Perfect Class A Ordinary Shares of up to an aggregate number equal to 68.74994% of the amount of the Forfeited Shares (the “Sponsor Earnout Shares”) to Sponsor, with (i) 50% of the Sponsor Earnout Shares issuable if over any 20 trading days within any 30 trading day period during the Earnout Period the daily volume-weighted average price of the Perfect Class A Ordinary Shares is greater than or equal to $11.50, and (ii) 50% of the Sponsor Earnout Shares issuable if over any twenty (20) trading days within any 30 trading day period during the Earnout Period the daily volume-weighted average price of the Perfect Class A Ordinary Shares is greater than or equal to $13.00 (each, a “Sponsor Earnout Event”). In the event that, during the Earnout Period, there is a Change of Control (as defined in the Sponsor Letter Agreement) (or a definitive agreement providing for a Change of Control has been entered into prior to the expiration of the Earnout Period and such Change of Control is ultimately consummated) or any liquidation, bankruptcy or similar proceeding of Perfect, then any Sponsor Earnout Shares that have not been previously issued by Perfect (whether or not previously earned) will be deemed earned and will be issued by Perfect to the Sponsor upon such event, unless in the case of a Change of Control, the value of the consideration to be received by the holders of Perfect Ordinary Shares in such transaction is less than the share price threshold applicable to the applicable Sponsor Earnout Event.
Pursuant to the Sponsor Letter Agreement, the Sponsor also agreed not to transfer, during a period of 12 months from and after the Closing Date, any Perfect Class A Ordinary Shares and Perfect Warrants held by it immediately after the First Merger Effective Time, any Perfect Class A Ordinary Shares acquired by the Sponsor upon the exercise of such Perfect Warrants, or any Sponsor Earnout Shares issued pursuant to the Sponsor Letter Agreement subject to customary exceptions. The lock-up requirements will cease to apply after the later of (i) the date on which the daily volume-weighted average price of the Perfect Class A Ordinary Shares equals or exceeds $12.00 per share for any 20 trading days within any consecutive 30 trading day period after the Closing Date and (ii) the date that is 180 days after the Closing Date.
See the section entitled “Proposal No. 1—The Business Combination Proposal—Ancillary Agreements—Sponsor Letter Agreement”.
Perfect Shareholder Lock-Up Agreement
At the Closing, Perfect, Provident and certain Perfect shareholders (the “Perfect Lock-Up Shareholders”) will enter into a Lock-Up Agreement (the “Perfect Shareholder Lock-Up Agreement”), pursuant to which each Perfect Lock-Up Shareholder will agree not to transfer (i) any Perfect Ordinary Shares held by such Perfect Lock-Up Shareholder immediately after the Second Merger Effective Time, (ii) any Perfect Ordinary Shares issuable upon the exercise of options or warrants to purchase Perfect Ordinary Shares held by such Perfect Lock-Up Shareholder immediately after the Second Merger Effective Time (along with such options or warrants themselves), (iii) any Perfect Ordinary Shares acquirable upon the conversion, exercise or exchange of any securities convertible into or exercisable or exchangeable for Perfect Ordinary Shares held by such Perfect Lock-Up Shareholder immediately after the Second Merger Effective Time (along with such securities themselves) and (iv) any Shareholder Earnout Shares to the extent issued pursuant to the Business Combination Agreement ((i) through (iv) collectively, the “Perfect Shareholder Locked-Up Shares”) during the applicable lock-up period, subject to customary exceptions. For each Perfect Lock-Up Shareholder who is not CyberLink International, Perfect Founder Parties, Pin-Jen (Louis) Chen or Wei-Hsin Tsen (Johnny Tseng), the applicable lock-up period will be six months from and after the Closing Date. For each of CyberLink International, Alice H. Chang, Pin-Jen (Louis) Chen or Wei-Hsin Tsen (Johnny Tseng), the applicable lock-up period will be 12 months from and after the Closing Date. See the section entitled “Proposal No. 1—The Business Combination Proposal—Ancillary Agreements—Perfect Shareholder Lock-Up Agreement”.
Perfect Shareholder Voting Agreement
Concurrently with the execution of the Business Combination Agreement, Perfect, Provident and certain Perfect shareholders (the “Perfect Voting Shareholders”) entered into a voting agreement (the “Perfect Shareholder Voting Agreement”), pursuant to which each Perfect Voting Shareholder agreed to, among other things, (i) attend any Perfect shareholder meeting to establish a quorum for the purpose of approving the Business Combination, and (ii) vote the Pre-Recapitalization Perfect Shares and any other Perfect securities acquired by such Perfect Voting Shareholder in favor of approving the transactions contemplated by the Business Combination Agreement. See the section entitled “Proposal No. 1—The Business Combination Proposal—Ancillary Agreements—Perfect Shareholder Voting Agreement”.
New Registration Rights Agreement
At the Closing, Perfect, the Sponsor and certain shareholders of Perfect will enter into a Registration Rights Agreement (the “New Registration Rights Agreement”) containing customary registration rights for Sponsor and the shareholders of Perfect who are parties thereto. See the section entitled “Proposal No. 1—The Business Combination Proposal—Ancillary Agreements—New Registration Rights Agreement”.
Subscription Agreements—PIPE Investment
In connection with the execution of the Business Combination Agreement, Provident and Perfect entered into Subscription Agreements with the PIPE Investors, pursuant to which the PIPE Investors have committed, subject to the terms and conditions therein, to purchase 5,000,000 Provident Class A Ordinary Shares in the aggregate at $10.00 per share for consideration, comprising payments of cash, of an aggregate of $50,000,000, such subscriptions to be consummated one business day prior to the Closing. The Provident Class A Ordinary Shares to be issued pursuant to the Subscription Agreements have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act. Perfect has agreed to use its commercially reasonable efforts to file a registration statement registering the resale of the Perfect Ordinary Shares issued in connection with the PIPE Investment on or prior to the Closing

Date (but not prior to the date when this registration statement is declared effective). The Subscription Agreements also contain other customary representations, warranties, covenants and agreements of the parties thereto.
Closing of the Subscription Agreements will occur one business day prior to the closing of the First Merger and is conditioned on customary closing conditions, including, among others, (i) the absence of a legal prohibition on consummating the PIPE Investment, (ii) all conditions precedent under the Business Combination Agreement having been satisfied or waived, (iii) the accuracy of representations and warranties in the Subscription Agreements in all material respects and (iv) material compliance with covenants in the Subscription Agreements. The Subscription Agreements will be terminated, and be of no further force and effect, upon the earlier to occur of (i) such date and time the Business Combination Agreement is validly terminated, (ii) the mutual written agreement of the parties to the Subscription Agreement, and (iii) thirty (30) days after the Termination Date if the Closing has not occurred on or before such date other than as a result of a breach of the PIPE Investor.
Assignment, Assumption and Amendment Agreement
Immediately prior to the Closing, Perfect, Provident, and Continental will enter into an assignment, assumption and amendment agreement. Pursuant to such assignment, assumption and amendment agreement, Provident will assign to Perfect all of its rights, interests, and obligations in and under the Warrant Agreement, dated January 7, 2021, by and between Provident and Continental, and the terms and conditions of such Warrant Agreement shall be amended to reflect the assumption of the Provident Warrants by Perfect.
The Merger Proposal
As part of the Business Combination, the shareholders of Provident will vote on the First Merger of Provident with Merger Sub 1, with Provident being the surviving company and all the undertaking, property and liabilities of Merger Sub 1 vesting in Provident by virtue of such Merger pursuant to the Companies Act and the First Plan of Merger attached hereto as Annex C. Please see the section entitled “The Merger Proposal”.
The Share Issuance Proposal
Nasdaq listing rules require that Nasdaq listed companies obtain shareholder approval for issuances of securities in excess of 20% of its issued and outstanding shares prior to the issuance. In connection with the approval of the Business Combination Proposal, Provident’s shareholders will be asked to consider and vote upon a proposal to approve, for purposes of complying with applicable Nasdaq listing rules, the issuance of securities in excess of 20% of Provident’s issued and outstanding ordinary shares in connection with the Business Combination and related financing. Please see the section entitled “The Share Issuance Proposal”.
The Adjournment Proposal
If, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other Proposals presented to shareholders for vote, or, if as of the time for which the Meeting is scheduled, there are insufficient Provident Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Meeting, the chairman of the Meeting may submit a proposal to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation of proxies. The chairman of the Meeting may also submit a proposal to adjourn the Meeting to ensure that any required supplement or amendment to this proxy statement/prospectus is provided to Provident shareholders. Please see the section entitled “The Adjournment Proposal”.
Provident’s Initial Shareholders
As of           , 2022, the Record Date for the Meeting, Provident’s Initial Shareholders, including its Sponsor, directors and advisors of Provident and Ward Ferry, beneficially owned and are entitled to vote an aggregate of 5,750,000 Founder Shares that were issued prior to Provident’s Initial Public Offering. The Sponsor also purchased an aggregate of 6,600,000 Private Placement Warrants simultaneously with the consummation of the Initial Public Offering and over-allotment exercise. The Founder Shares currently constitute approximately 20% of the outstanding Provident Ordinary Shares.
In connection with the Initial Public Offering, each of Provident’s Sponsor, officers and directors and Ward Ferry agreed to vote the Founder Shares as well as any ordinary shares acquired in the aftermarket, in favor of the Business Combination Proposal. Provident’s Sponsor, officers and directors have also indicated that they intend to vote their shares in favor of all other proposals being presented at the Meeting. The Sponsor Letter Agreement, amongst other things, reaffirms this commitment. The Founder Shares, the Private Placement Warrants and shares issuable upon exercise of the Private Placement Warrants have no redemption rights in the event of a business combination and the Private Placement Warrants will be worthless if no business combination is effected by Provident.
As provided above, in connection with the Business Combination Agreement, at the Closing the Sponsor shall enter into the Sponsor Lock-Up Agreement.
In connection with the FPA Investment, an affiliate of the Sponsor agreed to subscribe for 2,000,000 Provident Class A Ordinary Shares.
Date, Time and Place of the Extraordinary General Meeting of Provident
The Meeting will be held on         , 2022, at        a.m., [Eastern Time], at the offices of         , to consider and vote upon the Business Combination Proposal, the Merger Proposal, the Share Issuance Proposal and/or if submitted, the Adjournment Proposal to permit further solicitation and vote of proxies if, among other aspects, based upon the tabulated vote at the time of the Meeting, Provident is not authorized to consummate the Business Combination. In accordance with Provident’s Articles, there must be a stated physical location for the Meeting. However, given the current global pandemic it is unlikely to be practical for shareholders to attend in person. Therefore, the Meeting will also be a virtual meeting of shareholders, which will be conducted via live webcast. Provident shareholders will be able to attend the Meeting remotely, vote and submit questions during the Meeting by visiting https://           and entering their control number.
Voting Power; Record Date
Shareholders will be entitled to vote or direct votes to be cast at the Meeting if they owned Provident Ordinary Shares at the close of business on           , 2022, which is the Record Date for the Meeting. Shareholders will have one vote on each of the proposals at the Meeting for each Provident Ordinary Share owned at the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. Holders of Public Warrants do not have voting rights. Holders of Units will only have voting rights with respect to the Provident Ordinary Shares to be issued upon separation of such Units. On the Record Date, there were 28,750,000 Provident Ordinary Shares outstanding, of which 23,000,000 were Public Shares and 5,750,000 were Founder Shares.
Quorum and Vote of Provident Shareholders
A quorum of Provident shareholders is necessary to hold a valid meeting. A quorum will be present at the Provident meeting if the holders of a majority of the outstanding shares entitled to vote at the Meeting are represented in person or by proxy. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on any of the proposals. Holders of the Initial Shareholders hold approximately 20% of the outstanding Provident Ordinary Shares. Such shares, as well as any ordinary shares acquired in the aftermarket by the Initial Shareholders, have agreed to vote in favor of the Business Combination Proposal and the Merger Proposal presented at the Meeting. The proposals presented at the Meeting will require the following votes:
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Pursuant to Provident’s Articles, the approval of the Business Combination Proposal will require an “ordinary resolution”. There are currently 28,750,000 Provident Ordinary Shares outstanding, of which 23,000,000 are Public Shares.

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Pursuant to Provident’s Articles, the approval of the Merger Proposal will require a “special resolution” as a matter of Cayman Islands law.

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The Share Issuance Proposal will be proposed for approval as an “ordinary resolution”.

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The approval of the Adjournment Proposal will require an “ordinary resolution” under Provident’s Articles.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Business Combination Proposal, the Merger Proposal, the Share Issuance Proposal and the Adjournment Proposal (if presented).
If any of the Business Combination Proposal, the Merger Proposal or the Share Issuance Proposal is not approved or any of the applicable closing condition in the Business Combination Agreement is not satisfied or waived, the Proposed Transactions shall not be consummated.
Redemption Rights
Pursuant to Provident’s Articles, a holder of the Public Shares may demand that Provident redeem such shares into cash if the Business Combination is consummated. Holders of the Public Shares (whether or not they are holders on the Record Date) will be entitled to receive cash for these shares only if they demand that Provident redeem their shares for cash no later than 5:00 p.m. Eastern time on           , 2022 (two business days prior to the vote at the Meeting) by (A) (i) checking the box on the proxy card, or (ii) submitting their request in writing to [    ] of Continental and (B) delivering their shares to Provident’s transfer agent physically or electronically using DTC’s DWAC (Deposit Withdrawal at Custodian) system. If the Business Combination is not completed, these shares will not be redeemed for cash. In such case, Provident will promptly return any shares delivered by public holders for redemption and such holders may only share in the assets of the Trust Account upon the liquidation of Provident. This may result in holders receiving less than they would have received if the Business Combination was completed and they had exercised their redemption rights in connection therewith due to potential claims of creditors. If a holder of the Public Shares properly demands redemption, Provident will redeem each Public Share for a full pro rata portion of the Trust Account, calculated as of two business days prior to the anticipated consummation of the Business Combination. As of     , 2022, the Record Date, this would amount to approximately $      per share. If a holder of the Public Shares exercises its redemption rights, then it will be exchanging its ordinary shares of Provident for cash and will no longer own the shares. See the section entitled “The Extraordinary General Meeting of Provident Shareholders—Redemption Rights” for a detailed description of the procedures to be followed if you wish to convert your shares into cash.
The Business Combination will not be consummated if Merger Sub 2 (as the surviving company of the Mergers) will have net tangible assets of less than $5,000,001 after taking into account holders that have properly demanded redemption of their Public Shares, upon the consummation of the Business Combination, into cash and the proceeds of any private placement.
Holders of Public Warrants will not have redemption rights with respect to such securities. Holders of Public Units must separate the underlying Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.
Appraisal or Dissenters’ Rights
Holders of Public Warrants or Units do not have appraisal rights in connection with the Business Combination under the Companies Act. Provident shareholders are entitled to give written notice to Provident prior to the Meeting that they wish to dissent to the Business Combination and to receive payment of fair value for his or her shares of Provident if they follow the procedures set out in the Companies Act. A failure to vote against the Business Combination at the Meeting having given a written notice to dissent will not constitute a waiver of appraisal rights as a matter of Cayman Islands law. It is Provident’s view that such fair value would be equal to or less than the amount which Provident shareholders would obtain if they exercise their redemption rights as described herein.

Proxy Solicitation
Proxies may be solicited by mail, telephone, on the internet or in person. Provident has engaged [     ] to assist in the solicitation of proxies.
If a shareholder grants a proxy, it may still vote its shares in person if it revokes its proxy before the Meeting. A shareholder may also change its vote by submitting a later-dated proxy as described in the section entitled “The Extraordinary General Meeting of Provident Shareholders—Revoking Your Proxy”.
Interests of Certain Persons in the Proposed Transactions
When you consider the recommendation of Provident’s Board in favor of approval of the Business Combination Proposal, you should keep in mind that Provident’s Initial Shareholders, including its directors and executive officers, have interests in such proposal that are different from, or in addition to, your interests as a shareholder or warrant holder. These interests include, among other things:
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If the Business Combination or another business combination is not consummated by January 12, 2023 (or a later date approved by Provident’s shareholders pursuant to Provident’s Articles), Provident will cease all operations except for the purpose of winding up, redeem 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining shareholders and Provident’s Board, dissolve and liquidate. On the other hand, if the Business Combination is consummated, each outstanding Provident Ordinary Share will be converted into one Perfect Class A Ordinary Share, subject to adjustment described herein.

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If Provident is unable to complete a business combination within the required time period, the Sponsor will be liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Provident for services rendered or contracted for or for products sold to Provident, but only if such a vendor or target business has not executed a waiver. If Provident consummates a business combination, on the other hand, Provident will be liable for all such claims.

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Prior to the consummation of the Initial Public Offering, on October 28, 2020, the Sponsor purchased an aggregate of 5,750,000 Founder Shares for $25,000, or $0.004 per share. The Sponsor subsequently transferred 312,500 Founder Shares to Ward Ferry for no cash consideration concurrently with the closing of the Initial Public Offering pursuant to the Forward Purchase Agreement and an aggregate of 110,000 Founder Shares to three independent directors and two advisors of Provident. Such Founder Shares would become worthless if Provident does not complete a business combination within the required time period, as the Initial Shareholders waived any right to redemption with respect to these shares without receiving any consideration for such waiver. Such shares have an aggregate market value of approximately $[     ] based on the closing price of the Provident Class A Ordinary Shares of $      on the Nasdaq on      , 2022, the Record Date for the Meeting.

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Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 6,600,000 Private Placement Warrants in a private placement of Provident, generating gross proceeds to Provident of $6,600,000. The Private Placement Warrants would become worthless if Provident does not complete a business combination within the required time period. Such warrants have an aggregate market value of approximately $      based on the closing price of the Public Warrants of $      on the Nasdaq on      , 2022, the Record Date for the Meeting.

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In connection with the FPA Investment, an affiliate of the Sponsor has agreed to subscribe for 2,000,000 Provident Class A Ordinary Shares that are exchangeable for 2,000,000 Perfect Class A Ordinary Shares in the Business Combination.

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Provident’s Initial Shareholders, including its Sponsor, officers and directors, and their respective affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Provident’s behalf, such as identifying and investigating possible business targets and business combinations. However, if Provident fails to consummate a business combination within the required period, they will not have any claim against the Trust Account for reimbursement. Accordingly, Provident may not be able to reimburse these expenses if the Business Combination with Perfect or another business combination is not completed by January 12, 2023 (or a later date approved by Provident’s shareholders pursuant to Provident’s Articles). As of the date of this proxy statement/prospectus, there are no unpaid reimbursable expenses.
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The Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate.

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Given the difference between the purchase price that the Sponsor paid for the Founder Shares and the price of the Public Shares and considering that the Sponsor would receive a substantial amount of Perfect Class A Ordinary Shares in connection with the Proposed Transactions, the Sponsor and its affiliates can earn a positive rate of return on their investment, even if other shareholders experience a negative rate of return in the post-Business Combination company.

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The current directors and officers of Provident will continue to be indemnified by Provident and will continue to be covered by the directors’ and officers’ liability insurance after the Business Combination.

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Since its inception, the Sponsor has made loans from time to time to Provident to fund certain capital requirements. As of the date of this proxy statement/prospectus, no amount of these loans is outstanding. In addition, the Sponsor is entitled to the monthly payment of up to $10,000 for administrative support services until the completion of a business combination or liquidation of Provident. As of the date of this proxy statement/prospectus, no amount of such payment is outstanding.

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Michael Aw, director, Chief Executive Officer and Chief Financial Officer of Provident and a director of the Sponsor, will be a member of Perfect’s Board following the Closing and, therefore, in the future, Mr. Aw could receive cash fees, share options or share-based awards that Perfect’s Board determines to pay to its non-executive directors.

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Provident’s Articles contains a waiver of the corporate opportunity doctrine. With such waiver, there could be business combination targets that may be suitable or worth consideration for a combination with Provident but not offered due to a Provident director’s duties to another entity. Provident does not believe that the potential conflict of interest relating to the waiver of the corporate opportunities doctrine in Provident’s Articles impacted its search for an acquisition target and Provident was not prevented from reviewing any opportunities as a result of such waiver.

These interests may influence Provident’s directors in making their recommendation to vote in favor of the approval of the Business Combination Proposal and the other Proposals described in this proxy statement/prospectus.
At any time prior to the Meeting, during a period when they are not then aware of any material nonpublic information regarding Provident or its securities, the Initial Shareholders, or Perfect’s shareholder and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the Business Combination Proposal or the Merger Proposal, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire ordinary shares of Provident or vote their shares in favor of the Business Combination Proposal and the Merger Proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements that the shareholders of Provident approve the Business Combination Proposal and the Merger Proposal, when it appears that such requirements would otherwise not be met. While the exact nature of any such incentives has not been determined as of the date of this proxy statement/prospectus, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of the shares, including the granting of put options and the transfer to such investors or holders of shares or Warrants owned by the Initial Shareholders for nominal value.
Entering into any such arrangements may have a depressive effect on Provident Ordinary Shares. For example, as a result of these arrangements, an investor or holder may have to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares he owns, either prior to or immediately after the Meeting.

If such transactions are effected, the consequence could be to cause the Business Combination to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Business Combination Proposal and other proposals to be presented at the Meeting and would likely increase the chances that such proposals would be approved. Moreover, any such purchases may make it more likely that Provident will have in excess of the required amount of net assets and cash available to consummate the Business Combination as described above.
As of the date of this proxy statement/prospectus, there have been no such discussions and no agreements to such effect have been entered into with any such investor or holder. Provident will file a Current Report on Form 8-K to disclose any arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the Business Combination Proposal, the Merger Proposal or the satisfaction of any closing conditions. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons.
Organizational Structure
Prior to the Proposed Transactions
The following diagram depicts the organizational structure of Perfect and Provident before the Proposed Transactions.
Following the Proposed Transactions
The following diagram depicts the organizational structure of Perfect after the Proposed Transactions.

*
For ownership details, please see the section entitled “Questions and Answers about the Proposed Transactions—Q: What equity stake will current Provident shareholders, the FPA Investors, the PIPE Investors and the Perfect shareholders have in Perfect after the Proposed Transactions?”
Transactional Structure
The following diagrams depict the major steps of the Proposed Transactions.

(1)
On the date that is one business day prior to the date of the First Merger Effective Time, the FPA Investors and the PIPE Investors will subscribe for Provident Class A Ordinary Shares pursuant to the Forward Purchase Agreements and the Subscription Agreements, respectively.

(2)
At the First Merger Effective Time, Beauty Corp. will be merged with and into Provident Acquisition Corp., with Provident Acquisition Corp. surviving the First Merger as a wholly-owned subsidiary of Perfect.

(3)
Immediately following the First Merger and as part of the same overall transaction, at the Second Merger Effective Time, Provident Acquisition Corp., as the surviving company of the First Merger, will be merged with and into Fashion Corp., with Fashion Corp. surviving the Second Merger as a wholly-owned subsidiary of Perfect.

Board of Directors of Perfect Following the Proposed Transactions
Following the consummation of the Proposed Transactions, the directors of Perfect will be Alice H. Chang, Michael Aw, Jau-Hsiung Huang, Jianmei Lyu, Meng-Shiou (Frank) Lee, Philip Tsao and Chung-Hui (Christine) Jih. Alice H. Chang is expected to serve as chief executive officer and Hsiao-Chuan (Iris) Chen is expected to serve as principal financial officer and principal accounting officer of Perfect. Please see the section entitled “Management of Perfect Following the Business Combination” for more information.
Reasons for the Approval of the Proposed Transactions
After careful consideration, Provident’s Board recommends that Provident’s shareholders vote “FOR” each proposal being submitted to a vote of the Provident shareholders at the Meeting. In considering the

Proposed Transactions, Provident’s Board gave considerable weight to several positive factors, including, but not limited to, the following material factors (which covered each of Provident’s search criteria as set forth in its IPO prospectus):
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Potential Market.   According to Frost & Sullivan, it is estimated that AR- and AI-potential spending by beauty brands that operate in the skincare, haircare, makeup and hygiene products segments (“Beauty Tech TAM”) reached $3.3 billion in 2021. Driven by accelerated digitization of the beauty industry, as well as the need for brands to offer differentiated experience to consumers, Beauty Tech TAM is expected to grow at 13.1% CAGR to $6.1 billion by 2026. In addition, Perfect’s vertical expansion to fashion accessories solutions further broadens its addressable market. According to Frost & Sullivan, AR- and AI-spending by fashion brands operating in apparel, eyewear, watches and jewelry segments (“Fashion Accessories Tech TAM”) is expected to reach $9.8 billion by 2026, growing by 12.2% CAGR from $5.5 billion in 2021. Considering the Beauty Tech TAM and Fashion Accessories Tech TAM as a whole, Provident’s Board believes that Perfect is addressing a massive and underpenetrated market that is expected to be worth $15.9 billion by 2026.

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Market Leadership with Sustainable Competitive Advantage.   Perfect is the market leader in the global beauty tech sector with approximately 95% market coverage in terms of top 20 beauty group coverage, covering more than 400 global brands as of September 30, 2021, according to Frost & Sullivan. Within the indie beauty brands, Perfect covers approximately 300 brands, representing approximately 90% market coverage in terms of indie brands which utilize AR- and AI-technology in their business, according to Frost & Sullivan.

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High Revenue Growth Potential.   Perfect generated a total revenue of $29.9 million, $22.9 million and $11.6 million, respectively, in years 2020, 2019 and 2018, and $17.3 million for the six months ended June 30, 2021. Perfect’s revenue is expected to grow at a CAGR of 32% between 2019 and 2021. Perfect’s revenue is expected to further grow significantly between 2021 and 2023 at a CAGR of 46%, which will primarily be driven by Perfect’s market leading position, attractive unit economics and strong customer retention.

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Attractive Unit Economics.   Perfect’s business generates sizeable and highly visible recurring cash flows. For Perfect’s top 100 brands, there is approximately 95% average retention rate during the period from 2016 to 2021. Perfect’s average NDRR from 2018 to 2021 was 147% among the top 100 brands, which outperforms top ranking SaaS companies. In addition, the ratio of Perfect’s customer lifetime value to customer acquisition cost for Perfect’s top 100 brands in 2020 is 8.4x.2 To the knowledge of Provident’s management, such ratio indicates an attractive unit economics among the SaaS companies.

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Significant Expansion Plan.   Provident’s Board believes that there are strong organic growth opportunities for Perfect. Perfect plans to continue to deepen its penetration within the top 20 beauty group by cross-selling to sister brands within the group, enabling sales to more new SKUs in all categories and also upscale by selling to cover more regions within a brand. Beyond beauty and fashion verticals, Perfect can also apply its technology in other verticals such as dental and plastic surgery.

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Strong Management Team.   Provident’s Board believes that Perfect has a strong management team, led by Alice H. Chang, the CEO of Perfect. Alice previously served as chief executive officer of CyberLink for 18 years during which CyberLink grew from a small startup to an award-winning global brand under her leadership. Prior to joining CyberLink, Alice was the executive vice president of Trend Micro Inc. and also worked at Citicorp Investment Bank. Pin-Jen (Louis) Chen, Executive Vice President and Chief Strategy Officer of Perfect, has 20 years of industry experience. Prior to joining Perfect Corp in 2015, Pin-Jen (Louis) Chen spent 12 years with CyberLink in various roles with a very wide range of experiences including product planning, development, business development, consumer sales and marketing. Wei-Hsin Tsen (Johnny Tseng), SVP and CTO of Perfect, has 25 years of experience in

2
Assuming that the average lifecycle of these brands is five years, Perfect’s customer lifetime value is calculated as the sum of total contract value from Perfect’s top 100 brands in 2020, adjusted for annual NDRR of 120% for the first four years and 115% for the fifth year. Perfect’s customer acquisition cost is derived from the sales and marketing costs for Perfect’s business in 2020.

software engineering. He was fundamental in building all the engineering for Perfect including server infrastructure, SaaS modules and mobile app technologies and previously led the development of CyberLink software.
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Terms of the Business Combination Agreement and Ancillary Agreements.   Provident’s Board reviewed the financial and other terms of the Business Combination Agreement and Ancillary Agreements and determined that they were the product of arm’s-length negotiations among the parties and fair to the Public Shareholders.

Provident’s Board also considered a variety of uncertainties and risks and other potentially negative factors concerning the Proposed Transactions, including, but not limited to, the following:
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Business Risks.   Provident’s Board considered that there were risks associated with the successful implementation of Perfect’s business plans and uncertainties regarding whether Perfect would be able to realize the anticipated benefits of the Business Combination on the expected timeline or at all, including due to factors outside of the parties’ control. Provident’s Board considered the failure of any of these activities to be completed successfully may decrease the actual benefits of the Business Combination and that Provident shareholders may not fully realize these benefits to the extent that they expected to retain the Public Shares following the completion of the Business Combination.

•
Industry Risks.   Provident’s Board considered the risks that the beauty AR- and AI-industry may not fully develop its growth potential. The AR- and AI-beauty technologies are relatively new and rapidly evolving, which subjects Perfect’s business to uncertainties and challenges relating to the growth and profitability of the beauty AR- and AI-market as a whole.

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Litigation.   The possibility of litigation challenging the Business Combination Agreement or that an adverse judgment granting permanent injunctive relief could delay or prevent consummation of the Business Combination.

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No Third-Party Valuation.   Provident’s Board considered the fact that the parties to the Business Combination have not sought any third-party valuation or fairness opinion in connection to the Business Combination.

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Redemption Risk.   The risk that a significant number of Provident shareholders may elect to redeem their shares prior to the consummation of the Business Combination, which would reduce the gross proceeds to Perfect from the Business Combination and could result in inability to consummate the Business Combination if Provident’s Available Cash, after giving effect to the PIPE Investment and FPA Investment prior to the Closing, does not equal to or exceed $125,000,000. The potential high redemption will also reduce liquidity of Perfect’s securities upon consummation of the Business Combination.

•
Liquidation of Provident.   Provident may not be able to complete the Business Combination or any other business combination within the prescribed time frame, in which case Provident would cease all operations except for the purpose of winding up and Provident would redeem Public Shares and liquidate.

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Listing Risks.   Nasdaq or another stock exchange may not list Perfect’s securities upon consummation of the Business Combination, which could limit investors’ ability to sell their Perfect securities.

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Closing Conditions.   The fact that the consummation of the Proposed Transactions is conditioned on the satisfaction of certain closing conditions that are not within Provident’s control.

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Other Risks.   Various other risks associated with the Proposed Transactions, the parties thereto and their respective business as fully described under “Risk Factors”.

For more information on Provident’s reasons for the approval of the Proposed Transactions and the recommendation of Provident’s Board, see the section entitled “Proposal No. 1—The Business Combination Proposal—Reasons for the Approval of the Proposed Transactions”.
Recommendation to Shareholders
Provident’s Board believes that the Business Combination Proposal and the other Proposals to be presented at the Meeting are fair to and in the best interest of Provident’s shareholders and unanimously recommends that its shareholders vote “FOR” the Business Combination Proposal, “FOR” the Merger Proposal, “FOR” the Share Issuance Proposal, and, if presented, “FOR” the Adjournment Proposal.
Anticipated Accounting Treatment
The Business Combination will be accounted for as a capital reorganization. Under this method of accounting, Provident will be treated as the accounting acquiree for financial reporting purposes. Accordingly, the Business Combination will be treated as the equivalent of Perfect issuing shares at the Closing for the net assets of Provident as of the Closing Date, accompanied by a recapitalization. The net assets of Provident will be stated as historical cost, with no goodwill or other intangible assets recorded.
Perfect has been determined to be the accounting acquirer based on the evaluation of the following facts and circumstances under both the no-and maximum-redemption scenarios:
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the former owners of Perfect will hold the largest portion of voting rights in the combined company;

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Perfect has the right to appoint a majority of the directors in the combined company;

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Perfect’s existing senior management team will comprise a majority of management of the combined company;

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the operations of Perfect will represent the ongoing operations of the combined company; and

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Perfect is the larger one of the combining entities based on the fair value, assets, revenues and profits/losses.

The Business Combination is not within the scope of IFRS 3—Business Combination, since Provident does not meet the definition of a business. The Business Combination will be accounted for within the scope of IFRS 2—Share-based Payments. As a result, any excess of fair value of Perfect Ordinary Shares issued over the fair value of Provident’s identifiable net assets acquired, the estimated share-based contingent payments of Shareholder Earnout Shares and the estimated share-based contingent payments of Sponsor Earnout Promote Shares represent compensation for the service in respect of a stock exchange listing for Perfect Securities and is expensed upon consummation.
Material U.S. Federal Income Tax Considerations
For a description of the material U.S. federal income tax considerations of (i) the exercise of redemption rights by U.S. Holders of Provident Class A Ordinary Shares, (ii) the Mergers and (iii) the ownership and disposition of Perfect Securities received by holders of Provident Securities in the Mergers, please see the section entitled “Material U.S. Federal Income Tax Considerations”.
Comparison of Corporate Governance and Shareholder Rights
If the Business Combination is successfully completed, holders of Provident Ordinary Shares will become holders of Perfect Class A Ordinary Shares and their rights as shareholders will be governed by Perfect’s constitutional documents. Please see the section entitled “Comparison of Corporate Governance and Shareholder Rights”.
Regulatory Approvals
The Business Combination is not subject to any federal or state regulatory requirement or approval, except for the filings of the First Plan of Merger (and related documents) with the Registrar of Companies in the Cayman Islands to effectuate the First Merger.
Summary of Risk Factors
In evaluating the proposals set forth in this proxy statement/prospectus, you should carefully read this proxy statement/prospectus, including the annexes, and especially consider the factors discussed in the section entitled “Risk Factors”. These risks include, but are not limited to, the following:
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If the development of the AR- and AI-beauty technologies and fashion tech markets stop or slow down, Perfect’s business will be materially and adversely affected;

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If Perfect fails to retain and expand sales to existing brands or attract new brands, or if consumers decrease their level of engagement with such brands or Perfect’s mobile apps, its business and operating results may be materially and adversely affected;

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Perfect’s success is dependent on the continued popularity and perceived precision of its technology solutions;

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Perfect might not be successful if it is not able to innovate, develop and provide new products and services or upgrade its existing products and services in a timely and cost-effective manner to address rapidly evolving consumer preferences, industry trends and technological changes;

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Given that a small number of business partners contribute to a significant portion of Perfect’s revenues, its business and results of operations could be materially and adversely affected if it is to lose a significant business partner or a significant portion of its business;

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Perfect relies primarily on certain app stores and similar digital platforms for downloads of its YouCam apps, as well as for payment processing, and any interruption or deterioration in its relationship with such entities may negatively impact its business;

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Perfect may fail to compete effectively or maintain market leadership in the markets in which it currently operates or expands into;

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If Perfect fails to meet the challenges presented by its increasingly globalized operations, its business may be materially and adversely affected;

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Perfect’s selective investments in new products and services and enhancement to its existing products and services which may not be successful and may not achieve expected returns;

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If Perfect is not able to maintain and enhance its brand awareness, its business and operating results may be materially and adversely affected;

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User misconduct and misuse of Perfect’s apps or any non-compliance of third parties that Perfect conducts business with may adversely impact its brand image and reputation, and Perfect may be held liable for information or content displayed on, retrieved from or linked to its products and services, which may materially and adversely affect its business and operating results;

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Security breaches, improper access to or disclosure of Perfect’s data or consumer data, other hacking and phishing attacks on its systems, or other cyberattacks may make its products and solutions to be perceived as not being secure, which could harm Perfect’s reputation and adversely affect its business;

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Perfect’s business and operating results may be harmed by any significant service disruptions that disrupt or deny the ability of consumers to access its products and services. If Perfect fails to develop enhancements to resolve any defect or other problems or adapt its existing technology and infrastructure, its users and partners may curtail or stop using its products and services;

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Uncertainties in the interpretation and enforcement of PRC laws and regulations could limit the legal protections available to you and Perfect;

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Changes and developments in the political and economic policies of the PRC government may materially and adversely affect Perfect’s business, financial conditions and operating results;

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Provident will incur significant transaction and transition costs in connection with the Proposed Transactions.

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Investors of the combined company may not receive the same benefits as an investor in an underwritten public offering.

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If third parties bring claims against Provident, the proceeds held in the Trust Account could be reduced and the per-share redemption amount received by shareholders may be less than $10.00 per share.

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If Provident is unable to consummate its initial business combination by January 12, 2023, or during an extension period, its Public Shareholders may be forced to wait beyond the ten-business-day period thereafter before redemption from its Trust Account.

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Provident identified a material weakness in its internal control over financial reporting as of March 31, 2021, June 30, 2021, September 30, 2021 and as of December 31, 2021. If Provident is unable to develop and maintain an effective system of internal control over financial reporting, Provident may not be able to accurately report its financial results in a timely manner, which may adversely affect investor confidence in Provident and materially and adversely affect its business and operating results.
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Provident, and following the Proposed Transactions, Perfect, may face litigation and other risks as a result of the material weakness in their internal control over financial reporting.

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Because each of Provident and Perfect is incorporated under the laws of the Cayman Islands, you may face difficulties in protecting your interests, and your ability to protect your rights through the U.S. federal courts may be limited.

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The Sponsor and Provident’s executive officers and directors have potential conflicts of interest in recommending that shareholders vote in favor of approval of the Business Combination Proposal and approval of the other proposals described in this registration statement on Form F-4 and the proxy statement/prospectus included herein.

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The other matters described in the section entitled “Risk Factors” beginning on page 48.

RISK FACTORS
Shareholders should carefully consider the following risk factors, together with all of the other information included in this proxy statement/prospectus, before they decide whether to vote or instruct their vote to be cast to approve the proposals described in this proxy statement/prospectus. The value of your investment in Perfect following consummation of the Business Combination will be subject to the significant risks affecting Perfect and inherent in the industry in which Perfect operates. You should carefully consider the risks and uncertainties described below and other information included in this proxy statement/prospectus. If any of the events described below occur, the post-acquisition business and financial results could be adversely affected in a material way. This could cause the trading price of Perfect Class A Ordinary Shares to decline, perhaps significantly, and you therefore may lose all or part of your investment. As used in the risks described in this subsection, references to the “Company,” “we,” “us” and “our” are intended to refer to Perfect and its subsidiaries unless the context clearly indicates otherwise.
Risks Related to Perfect’s Business and Industry Following the Proposed Transactions
We operate in relatively new and rapidly evolving markets. If the development of the markets stops or slows down, our business will be materially and adversely affected.
The AR- and AI-beauty technologies and fashion tech markets are relatively new and rapidly evolving, which subjects our business to uncertainties and challenges relating to the growth and profitability of these markets as a whole. Our global addressable market is mainly driven by the growth in the beauty market and the expected marketing and AR- and AI-spending by beauty brands, which depend on a number of factors, including overall consumer awareness about beauty products and services, brands’ deployment of digital marketing to create meaningful customer interaction and engagement, brands’ investment in omni-channels to build relationships with their customers, budgetary constraints of brands, regulatory changes and changes in broader economic conditions. If beauty brands do not recognize our value proposition, a viable market may not develop further, or develop more slowly than we expect, our business and operating results will be materially and adversely affected.
We have also benefited from the rapid growth of the demand and usage of photo-editing software among professionals as well as amateur photographers in the past few years. The popularity of photo-editing software has been fueled by the rise of the selfie culture, the popularity of social media and the increasing user adoption of smartphones and availability of high-definition cameras in smartphones. The increased demand of photo-editing software to create the “perfect” selfies prompts the software providers to enhance their offerings by integrating advanced features such as AR effects, AI editing and layer editing. If the demand for photo-editing software slows, if we fail to accurately predict customer demand and preferences for our mobile apps, or if we fail to timely adjust to meet shifting trends in popular culture and technology, our business and operating results will be materially and adversely affected.
We have a new business model and a short operating history in developing and rapidly evolving markets for our products and services, which makes it difficult to evaluate our future prospects.
We launched our AR Makeup solution in 2015 and have offered other solutions and products over the recent years. We are still in the process of expanding into the fashion tech market. Our limited operating history makes it difficult to effectively assess our future prospects or forecast our future results. In particular, we expect to encounter inherent risks and challenges in the developing and rapidly evolving beauty technologies and fashion tech markets, which include our ability to, among other things:
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grow our brand portfolio and enhance level of consumer engagement with brands;

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develop or implement additional strategic initiatives to further increase monetization of our products and services;

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successfully expand our business operations and enhance the value of our brand globally;

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develop and launch diversified and distinguishable products and premium features to effectively address the needs of brands;

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maintain and strengthen our competitive edge on our key technologies, including our AgileFace® face-rendering technology, true-to-life AR technology, AI technology and machine-learning capabilities and big-data analytics;

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maintain a reliable, secure, high-performance and scalable technology infrastructure that can efficiently handle increased usage;

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develop and maintain relationships with brands, digital distribution platforms and other third parties;

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successfully compete with other companies that are currently in, or may in the future enter, the markets that we operate in, or duplicate the features of our products;

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maintain our innovative company culture and continue to attract, retain and motivate talented employees; and

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defend ourselves against litigation, regulatory interference, claims concerning intellectual property or privacy or other aspects of our business.

Failure to adequately address any of the risks and challenges associated with these dynamic and evolving markets may adversely affect our business, financial conditions and results of operations.
If we fail to retain and expand sales to existing brands or attract new brands, or if consumers decrease their level of engagement with such brands or our mobile apps, our business and operating results may be materially and adversely affected.
Our brand portfolio and the level of consumer engagement with brands and our mobile apps are critical to our success. We had a total of approximately 444 brands in our brand portfolio as of December 31, 2021, providing services to approximately 95% of the top 20 beauty brands that have adopted AR- and AI-technologies. As the beauty technologies market matures, and product and service offerings evolve, our competitors may introduce differentiated products and services with lower cost. If our pricing is not competitive or we cannot attract new brands or maintain and expand the existing relationships with brands, our business and operating results may be harmed. Our ability to increase our revenue also depends on our ability to expand the sales of our products and services to, and renew subscriptions with, existing brands. The existing brands in our portfolio must increase their use of our products and services by purchasing new products as well as enhanced products and services and renew their subscriptions. We cannot guarantee that our efforts to expand sales to our existing brands in our portfolio will be successful or that such brands will renew their subscriptions with us for a similar or greater contract period or on the same or more favorable terms.
Our business performance has been and will continue to be significantly dependent on our ability to increase the level of consumer engagement with both brands and our mobile apps. If brand and users of our mobile apps do not perceive our products and services to be useful, reliable or trustworthy, we may not be able to attract or retain consumers or otherwise maintain or increase the frequency, duration or level of their engagement. A number of factors could negatively affect the growth of brand portfolio and level of consumer engagement, including that:
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we may be not be able to continue to offer products and services that meet evolving consumer preferences and demands;

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our competitors may launch or develop products and services similar to ours or with better consumer experience, and consumers may increasingly engage with such competing products or services and less with our products and services;

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we may not be able to timely develop and introduce new or enhanced products and services that respond to market trends or advances, or the new or enhanced products and services that we introduce may not reach wide market acceptance or popularity;

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we may fail to provide adequate customer service to brands and consumers or maintain existing relationships with brands;

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we may fail to address consumer concerns related to privacy and information-sharing, safety or security;

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we may encounter technical or other problems that prevent us from delivering our products and services in a rapid and reliable manner or otherwise negatively affect the consumer experience; or

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we may fail to maintain our brand image or our reputation may be damaged.

There is no guarantee that we will not experience decline in level of consumer engagement. A decrease in customer growth or consumer engagement may render our platform less attractive to brands and consumers, which may have a material and adverse impact on our business, financial condition, reputation and results of operations.
Our success is dependent on the continued popularity and perceived precision of our technology solutions.
Our success depends on our ability to continuously offer quality products that are attractive to brands and users of our mobile apps and our ability to effectively respond to changes in overall consumer demographics, tastes and preferences. Consumer preferences may shift over time in response to changes in demographic and social trends, technological developments, economic circumstances and the marketing efforts of our competitors. We intend to continue to implement our data and machine-learning strategy to enhance our platform and provide a wider range of products and services with higher precision and even higher true-to-life accuracy, as well as further personalization and individualized recommendations for our consumers. However, there can be no assurance that our existing products will continue to be favored by brands and users of our mobile apps or that we will be able to anticipate or respond to changes in consumer preferences, technological changes and industry trends in a timely manner.
In addition, as we expand into new countries and regions, we may not be able to launch products that appeal to local consumers due to insufficient understanding of local cultures and lifestyles. Our failure to anticipate, identify or react to these particular preferences could adversely affect our sales performance and our results of operations.
We may not be successful if we are not able to innovate, develop and provide new products and services or upgrade our existing products and services in a timely and cost-effective manner to address rapidly evolving consumer preferences, industry trends and technological changes, and any new products and services we develop and provide, may expose us to new risks and may not achieve expected returns.
We compete in markets characterized by rapidly changing products and services, evolving consumer preferences, technological advances and continual improvements in product performance characteristics and features. As a result, our success depends on our ability to anticipate and to innovate, develop and provide new products and services or upgrade our existing products and services in a timely and cost-effective manner to address evolving consumer preferences and demands, including in areas where we have little or no prior development or operating experience.
We have a team of 123 technology personnel, comprising R&D and QA staff, dedicated to the constant improvement on our platform, development of new features and creation of new apps. We provide comprehensive omni-channel solutions to brands and retailers across multiple industries, including makeup, skincare, accessories and eyewear. In 2021, we launched live AR virtual try-ons for nails and men’s grooming products including beard dye virtual try-ons, beard-removal simulation and beard-style simulation. However, we cannot guarantee that we will succeed in developing products and services that eventually become widely accepted, or that we will be able to timely release products and services that are commercially viable. Our inability to do so would have an adverse impact on our business, financial condition and results of operations.
Our recent rapid growth may not be indicative of our future growth. Even if we continue to grow, we may not be able to successfully execute our growth strategies.
We have achieved significant scale and growth since our inception in 2015. Our total revenue grew from $11.6 million in 2018 to $29.9 million in 2020, a CAGR of 63.3%, and from $14.5 million for the six months ended June 30, 2020 to $17.3 million for the six months ended June 30, 2021. The number of brands in our brand portfolio increased from 178 as of December 31, 2018 to 444 as of December 31, 2021 at a CAGR of

35.6%. We expect that our revenue growth rate will decline as our revenue increases to higher levels in the future. In particular, we believe that the growth of our revenue depends on a number of factors, in particular our ability to:
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deepen our penetration into the top 20 beauty groups;

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expand our reach among the indie beauty brands;

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expand our product portfolio coverage to new industries, such as fashion and clothing;

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enhance data and machine learning technologies to advance our platform; and

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pursue strategic alliances, investments and acquisition opportunities across categories and geographies.

Given our limited operating history and the rapidly evolving nature of AR- and AI-beauty technologies and fashion tech markets, we may not be able to accomplish any of our objectives. In addition, our historical rapid growth has placed and may continue to place significant demands on our management and our operational and financial resources. Our employee headcount and the scope and complexity of our business have increased significantly, with the number of full-time employees increasing from 183 as of December 31, 2018 to 271 as of December 31, 2021. We expect headcount growth to continue for the foreseeable future. As the number of brands, users of our mobile apps and transactions and the amount of data that our infrastructure supports continue to grow, we will need to improve our operational, financial and management controls as well as our reporting systems and procedures. The growth and expansion of our business and products create significant challenges for our management and constrain operational and financial resources. We will require capital expenditures and allocation of valuable management resources to grow and change in these areas and implement more complex organizational management structures. In addition, we may also find it increasingly difficult to maintain the benefits of our corporate culture, including our ability to quickly develop and launch new and innovative products and execute our growth strategies. If we fail to adequately address any of the challenges and manage our growth effectively, our overall business performance and our business may be seriously harmed.
Our forecasts and projections are based upon assumptions, analyses and internal estimates developed by our management. If these assumptions, analyses or estimates prove to be incorrect or inaccurate, our actual operating results may differ materially and adversely from those forecasted or projected.
Our forecasts and projections are subject to significant uncertainty and are based on assumptions, analyses and internal estimates developed by our management, any or all of which may not prove to be correct or accurate. If these assumptions, analyses or estimates prove to be incorrect or inaccurate, our actual operating results may differ materially and adversely from those forecasted or projected. We believe that the assumptions in the forecasts and projections were reasonable at the time such information was prepared, given the information we had at the time. However, important factors that may affect actual results and cause the results reflected in the forecasts and projections not to be achieved include, among other things, risks and uncertainties relating to our business, industry performance, the regulatory environment, and general business and economic conditions. The forecasts and projections also reflect assumptions as to certain business decisions that are subject to change. The forecasts and projections were not prepared with a view toward public disclosure or with a view toward complying with the guidelines of the SEC, or the guidelines established by the American Institute of Certified Public Accountants with respect to the forecasts and projections, but, in the view of our management, was prepared on a reasonable basis, reflects the best currently available estimates and judgments, and presents, to the best of management’s knowledge and belief, the expected course of action and the expected future financial performance of Perfect. However, such information is not historical fact and should not be relied upon as being necessarily indicative of future results.
The projections and forecasts were prepared based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of our management Neither our independent auditors, nor any other independent accountants, have complied, examined or performed any procedures with respect to the projections and forecasts, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the forecasts and projections. There can be no assurance that our financial condition will be consistent with those set forth in such projections and forecasts, which could have an adverse impact on the market price of Perfect Class A Ordinary Shares or the financial position of the post-Business Combination entity.
We may fail to compete effectively or maintain market leadership in the markets in which we currently operate or expand into.
The AR- and AI-beauty technologies and fashion tech markets are rapidly evolving. Our current primary competition comes from companies that offer products and services that compete with some but not all of the functionality present on our platform, and there may be an increasing number of similar solutions offered by additional competitors in the future. Our current and potential competitors may also develop and market new technologies and products that render our existing or future products less competitive, unmarketable or obsolete. For example, the mobile device manufacturers may enhance the built-in camera apps in their smartphones with AR- and AI-technologies providing similar functionality of our mobile apps, which may render our YouCam apps redundant. Similarly, brands may develop their own AR- and AI-beauty technology solutions in-house. If an increasing number of products with similar or even superior functionality to our products are introduced to the market, we may need to decrease the prices for our products and services in order to remain competitive and, as a result, our margins will be reduced and our operating results will be negatively affected. The introduction of new technologies and the influx of new entrants into the markets may intensify competition in the future, which could harm our business and our ability to increase revenues, increase or maintain brand portfolio and consumer base and maintain our prices.
Our current operations are international in scope, and we plan to further expand globally. If we fail to meet the challenges presented by our increasingly globalized operations, our business may be materially and adversely affected.
Our business operations are international in scope, with approximately 50% of our revenue coming from United States in North America, 11% coming from Japan in Asia, and 11% coming from France in 2020. We intend to continue to expand our operations internationally, and develop strategies to address new international markets. However, global expansion has required and will continue to require considerable management attention as well as financial and other resources. We expect to face particular challenges in global expansion and operations including:
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increased costs associated with developing solutions and products and providing support in different languages;

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increased costs in marketing and advertising to promote our products effectively in different markets;

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localizing our products, services, content and features to ensure that they are culturally attuned to the different markets;

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increased competition from competitors that have strong positions in particular markets;

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recruiting and retaining talented and capable employees in foreign countries and maintaining our company culture across all of our offices;

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greater difficulty in receiving payments from different geographies, including difficulties associated with exchange rate fluctuations, transfer of funds, longer cycles for payment and collecting accounts receivable, especially in emerging markets;

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compliance with applicable foreign laws and regulations, including laws and regulations with respect to economic sanctions and export controls, anti-corruption, anti-bribery and anti-kickback, data privacy, cybersecurity and consumer protection that may conflict with local customs and practices in some jurisdictions in which we operate, and the risk of penalties if our practices are deemed not to be in compliance;

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more stringent regulations relating to privacy and data security and the unauthorized use of, or access to, commercial and personal information, particularly in Europe and other jurisdictions;

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limited or insufficient intellectual property protection or difficulties enforcing our rights to intellectual property;

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political, social and economic instability in some countries;

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exposure to different tax jurisdictions and potential adverse tax consequences; and

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related stay-at-home, business closure, and other restrictive orders and travel restrictions associated with the COVID-19 pandemic.

If we are unable to successfully manage the complexity of our global operations and deal with the related challenges and risks, our business, financial condition and results of operations could be adversely affected.
Our sales cycle for brands and retailers can be long and unpredictable, and our sales efforts require considerable time and expenses.
Due to the length and unpredictability of the sales cycle for brands and retailers, it is difficult to predict the timing of our sales and related revenue recognition. The typical length of our sales cycle for brands and retailers, from initial evaluation to payment, is between two and eight months but can vary substantially from brand to brand. Given that these brands and retailers often view implementation of our solutions as a strategic decision and significant investment, they often require considerable time to evaluate, test and qualify our product offerings prior to entering into or expanding a subscription. During the sales cycle, we often need to spend significant time and resources to better educate and familiarize the potential brands and retailers with the value proposition of our products and services as well as on sales and marketing and contract negotiation activities. Such lengthy sales cycle for the evaluation and implementation of our solutions, in particular for highly customized applications, may cause a delay between increasing operating expenses for such sales efforts and generation of corresponding revenue upon successful sales. Additional factors that may influence the length and variability of our sales cycle to brands and retailers include:
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effectiveness of our sales force, in particular new sales people as we increase the size of our sales force;

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obstacles placed by their procurement process;

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their integration complexity;

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their familiarity with the AI and AR technologies; and

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economic conditions and other factors impacting their budgets.

Given these factors, it is difficult to predict whether and when a sale will be completed, and when revenue from a sale will be recognized and reflected in our results of operations.
We make selective investments in new products and services and enhancement to our existing products and services which may not be successful and may not achieve expected returns.
Our ability to engage, retain and increase our partnerships with brands and to increase our revenue will depend heavily on our ability to continue to evolve our existing products and services to create new innovative products and services, both independently and together with third parties. We may introduce significant changes to our existing products and services or develop and introduce new and unproven products and services, including technologies with which we have little or no prior development or operating experience. For example, we are currently developing fashion technology products related to eyewear, nail design, watches, accessories and jewelry, and we also plan to further expand to areas beyond fashion, including providing solutions for dental and orthodontics services, plastic surgery and video conferencing. We do not have significant experience in these industries and areas, which may adversely affect our ability to successfully develop and market these products and technologies. We may incur substantial costs, and may not be successful in generating profits, in connection with these efforts. In addition, the introduction of new products and services, or changes to existing products and services, may result in new or enhanced governmental or regulatory scrutiny, litigation or other complications that could adversely affect our reputation, business and operating results.

We also aim to continuously create new premium features and content, and innovate and improve on our existing products. Although we believe that these efforts are likely to benefit the aggregate consumer experience and improve our financial performance over the long term, we may experience disruptions or declines in our MAUs or user activity if new features cause technical issues that diminish the performance or attractiveness of our mobile apps. Product innovation is inherently volatile and uncertain, and if our new or enhanced products fail to engage our users, advertisers or partners, or if we fail to give our users meaningful reasons to return to our mobile apps, we may fail to attract or retain users or to generate sufficient revenue, operating margin or other value to justify our investments, any of which may seriously harm our business in the short term, long term or both.
Given that a small number of business partners contribute to a significant portion of our revenues, our business and results of operations could be materially and adversely affected if we were to lose a significant business partner or a significant portion of its business.
Currently, a limited number of business partners contribute a significant portion of our revenues. Our business partners primarily comprise top global beauty brands. In 2018, 2019, 2020 and for the six months ended June 30, 2021, our five largest business partners in aggregate contributed approximately 43%, 49%, 40% and 28% of our revenues, respectively. We expect that a limited number of our business partners will continue to contribute a significant portion of our revenues in the near future. If we lose any of these business partners, or if revenues generated from a significant business partner are substantially reduced due to, for example, increased competition, in-house development, a material change in the business partner’s operations, breach of contract or policy, any deterioration in our relationship with business partners, our business, financial condition and results of operations may be materially and adversely affected.
We rely primarily on certain app stores and similar digital platforms, such as the Apple App Store and Google Play, for downloads of YouCam and our other apps, as well as for payment processing, and any interruption or deterioration in our relationship with such entities may negatively impact our business.
We currently rely on third-party digital distribution platforms, primarily Apple App Store and Google Play, as the channels for downloads of our mobile apps including YouCam, as well as the processing of payments for our products and services. We expect to continue to rely on Apple App Store and Google Play for downloads of our mobile apps, as well as most of the payment processing for our products and services. Accordingly, we believe that maintaining successful partnerships with Apple and Google is critical to our success.
The operating policies of Apple or Google will affect the accessibility of our products and services. The promotion, distribution and operation of our mobile apps are subject to distribution platforms’ standard terms and policies for apps developers, which are subject to the interpretation of, and frequent changes by, these distribution platforms. If Apple App Store, Google Play or any of the major distribution platforms change their respective standard terms and conditions, application review policy or application enforcement guidelines in a manner that is detrimental to us, suspend our access to the platforms or terminate their existing relationship with us, our business, financial condition and results of operations may be materially and adversely affected. For example, Apple App Store and/or Google Play may adjust the categories of application on their distribution platforms and remove the type(s) of our mobile apps, which would significantly limit or even cut off the distribution of our mobile apps. In addition, our pricing strategy is affected by changes in the payment processing fees charged by Apple or Google. If we are unable to pass along any increases in the payment processing fees charged by Apple or Google to our users on a timely basis, or if the paying user engagement decreases due to a price increase, our net revenue or profit margin may be negatively affected. If we fail to maintain good relationships with Apple or Google, it may adversely impact our ability to continue to offer our products and services or effect payment processing, which in turn could have a material adverse impact on our business.
We depend on the continuing efforts of our founders, senior management team and key personnel, and our business operations may be negatively affected if we lose their services.
We currently depend on the continued services and performance of our founders and other key personnel, including Alice H. Chang, our founder and CEO. Our future success will depend on the continued

service of our key personnel who possess significant expertise and knowledge of our industry. In addition, many of our key technologies and products are custom-made for our business by our personnel. The loss of key personnel, including members of management, as well as key engineering, product development, marketing and sales personnel, could disrupt our operations and have an adverse effect on our reputation and business. As we grow, we cannot guarantee that we will continue to attract and retain the personnel needed to maintain our competitive position. In particular, we intend to continue to hire a significant number of technical personnel in the foreseeable future, and we expect to continue to face significant challenges in hiring such personnel. Moreover, if our reputation were to be harmed, whether as a result of media, legislative or regulatory scrutiny or otherwise, it could make it more difficult to attract and retain personnel that are critical to the success of our business.
As we continue to grow and mature our business, or if our stock price declines, the incentives to attract, retain and motivate employees provided by our equity awards or by future arrangements may not be as effective as in the past. Additionally, if we issue significant equity to attract additional employees or to retain our existing employees, we would incur substantial additional share-based compensation expense, and the ownership of our existing shareholders would be further diluted. As a result, it may be difficult for us to continue to retain and motivate certain employees, and this wealth could affect their decision about whether they continue to work for us. If we do not succeed in attracting, hiring and integrating excellent personnel, or retaining and motivating existing personnel, we may be unable to grow effectively and our reputation and business could be seriously harmed.
If we are not able to maintain and enhance our brand awareness, our business and operating results may be materially and adversely affected.
We believe that our business brands, including the brands of our mobile apps such as YouCam, have significantly contributed to the success of our business. We also believe that maintaining and enhancing our business brands is critical to expanding our base of users, advertisers and brand partners. Many of new users of our mobile apps are referred by existing users. Maintaining and enhancing our business brands will depend largely on our ability to continue to provide useful, reliable, trustworthy and innovative products and technologies, which may not always be successful or timely. We may introduce new products or terms of service or policies that users do not like, which may negatively affect our business brands. Additionally, the actions of our developers or advertisers may affect our business brands if consumers do not have a positive experience interacting with third parties, including advertisers and platform distributors, through our products and services. We will also continue to experience media, legislative or regulatory scrutiny of our actions or decisions regarding consumer privacy, data use, encryption, content, advertising, competition, security and other issues. Our business brands may also be negatively affected by attacks from our competitors, by negative publicity about the actions of consumers that are deemed to be hostile, illegal or inappropriate to other consumers, by third-party content providers acting inappropriately, by any regulatory developments designed to address such risks, or due to legal proceedings or investigations. Maintaining and enhancing our business brands may require us to make substantial investments, which may not be successful. If we fail to successfully promote and maintain our brand awareness or if we incur excessive expenses in this effort, our business, financial condition and results of operations may be adversely affected.
User misconduct and misuse of our mobile apps or any non-compliance of third parties that we conduct business with may adversely impact our brand image and reputation, and we may be held liable for information or content displayed on, retrieved from or linked to our products and services, which may materially and adversely affect our business and operating results.
We may face claims relating to information that is published or made available on our products. Our mobile apps, in particular YouCam Makeup and YouCam Perfect, have the attributes of social media and may be misused by individuals or groups of individuals to engage in inappropriate or illegal activities. We have implemented control procedures, and have an internal team that monitors the content uploaded by users. While these procedures aim to detect and block illegal, fraudulent, violent, pornographic or other inappropriate content or activities conducted through the misuse of our mobile apps, particularly those that violate applicable laws and regulations, they may not be able to block all such content uploads or activities in real time due to the time lag between content upload and the inspection by our internal team. In addition, as we are developing our live streaming services on our mobile apps, it may become more difficult for our internal team to timely detect and block illegal or inappropriate content or activities in the future.
We may not be well protected from liability for third-party actions in all the jurisdictions in which we operate, as local laws vary, and some of them can be unclear or evolving. For example, in the United States, there have been various congressional and executive branch efforts to remove or restrict the scope of the protections available to online platforms under Section 230 of the Communications Decency Act, and our current protections from liability for third-party content in the United States could decrease or change. We could incur significant costs investigating and defending such claims and, if we are found liable, significant damages or license costs. We could also face fines or orders restricting or blocking our services in particular geographies as a result of content hosted on our services. For example, in June 2020, the Home Ministry in India included our mobile app, YouCam Makeup, on a list of banned applications in the country, which remains in effect, as of the date of this proxy statement/prospectus. If any of these events occurs, we may incur significant costs or be required to make significant changes to our products, business practices or operations and our reputation, business and operating results could be seriously harmed.
Certain of our metrics and other estimates are subject to inherent uncertainties in measurement, and real or perceived inaccuracies in such metrics may harm our reputation and negatively affect our business.
We regularly review metrics, including our MAUs, to evaluate growth trends, measure our performance, and make strategic decisions. These metrics are calculated using internal company data gathered on an analytics platform that we develop and operate and have not been validated by an independent third party. While we believe these metrics are reasonable estimates of our consumer base for the applicable period of measurement, there are inherent challenges in measuring how our products are used across large populations globally. For example, there may be individuals who have multiple accounts. Our consumer metrics are also affected by technology on certain mobile devices that automatically runs in the background of our mobile apps when another phone function is used, and this activity can cause our system to miscount the consumer metrics associated with such account.
Some of our demographic data may be incomplete or inaccurate. If our consumers provide us with incorrect or incomplete information regarding their age or other attributes, then our estimates may prove inaccurate and fail to meet investor or advertiser expectations.
Errors or inaccuracies in our metrics or data could also result in incorrect business decisions and inefficiencies. For instance, if a significant understatement or overstatement of active users were to occur, we may expend resources to implement unnecessary business measures or fail to take required actions to attract a sufficient number of users to satisfy our growth strategies. We believe that we do not capture all data regarding our active users, which may result in understated metrics. This generally occurs due to technical issues. For example, our systems do not record data from a user’s application or when a user opens our mobile apps and contacts our servers but is not recorded as an active user. We continually seek to address these technical issues and improve our accuracy, but given the complexity of the systems involved and the rapidly changing nature of mobile devices and systems, we expect these issues to continue. If advertisers, partners or investors do not perceive our consumer, geographic, or other demographic metrics to be accurate representations of our consumer base or consumer engagement, or if we discover material inaccuracies in our consumer, geographic or other demographic metrics, our reputation may be seriously harmed, and our advertisers and partners may also be less willing to allocate their budgets or resources to us, which could seriously harm our business.
We may require additional capital to support our operations and the growth of our business, and we cannot be certain that financing will be available on reasonable terms when required, or at all.
We may need additional financing from time to time to operate or grow our business. Our ability to obtain additional financing, if and when required, will depend on investor and lender demand, our operating performance, the condition of the capital markets and other factors, and we cannot assure you that additional financing will be available to us on favorable terms, or at all. If we incur additional debt, including drawing on our credit facility, the debt holders would have rights senior to holders of our ordinary shares to make claims on our assets. If we raise additional funds through the issuance of equity securities, our existing shareholders will experience dilution and those new securities may have rights, preference or privileges senior to those of our ordinary shares. If adequate financing is not available on terms satisfactory to us when we require it, our ability to continue to support the operation and growth of our business could be significantly impaired and our operating results may be adversely affected.
We have limited business insurance coverage. Any interruption of our business may result in substantial costs and the diversion of our resources, and cause an adverse impact on our financial condition and results of operations.
We have obtained insurance to cover certain potential risks and liabilities, such as Error and Omission Commercial Insurance, Personal Injury Insurance, Cyber Security Insurance and Director and Officer Insurance for certain businesses we operate. However, consistent with general industry practice, our business insurance is limited and we may not be able to acquire any insurance for all types of risks we face in our operations in all the jurisdictions where we operate. For examples, insurance companies in some of the jurisdictions where we operate offer limited cybersecurity insurance products and/or intellectual property infringement insurance products, if any. We have determined that the costs of insuring for related risks and the difficulties associated with acquiring such insurance on commercially reasonable terms make it impractical for us to have such insurance. Any uninsured damage to our systems, disruption of our business operations, litigation or natural disasters could require us to incur substantial costs and divert our resources, which could have an adverse effect on our financial condition and results of operations.
Our business depends on attracting and retaining high-quality personnel, and failure to attract or maintain such personnel could adversely affect our business.
Our future success depends on our ability to continue to attract, retain and motivate highly skilled employees, especially talent in artificial intelligence, machine learning and advanced algorithms. Competition for highly skilled personnel in our industry is intense, in particular in the fields of artificial intelligence and data science, and we expect some of our competitors or other participants in the technology industry with access to more substantial resources to pursue top talent aggressively. If we are not able to continue to attract or retain such highly skilled personnel, or maintain our existing personnel, our ability to keep pace with innovation and technological change in our industry may be hindered and our business could be seriously harmed.
Risks Related to Perfect’s Technology, Data Privacy and Intellectual Property
Security breaches, improper access to or disclosure of our data or consumer data, other hacking and phishing attacks on our systems, or other cyberattacks may make our products and solutions to be perceived as not being secure, which could harm our reputation and adversely affect our business.
Mobile malware, viruses, hacking and phishing attacks have become more prevalent and sophisticated in our industry. If our security measures are breached, or if our products and services are subject to attacks or misuse that disrupt or deny the ability of consumers to access our products and services, our products and services may be perceived as not being secure and consumers and advertisers may curtail or stop using our products and services, which could have a material adverse effect on our reputation, business prospects and results of operations.
Our efforts to protect the information that our consumers have shared with us could fail due to the actions of third parties, software bugs or other technical malfunctions, employee error or malfeasance, or other factors. Third parties may attempt to fraudulently induce employees or consumers to disclose information to gain access to our data or our consumers’ data. If any of these events occurs, our or our consumers’ information could be accessed or disclosed improperly. Internally, we have our privacy policy in place that governs how we may use and share the information that our consumers have provided us. However, if third parties such as business partners and advertisers fail to implement adequate data security practices or fail to comply with our terms and policies, our consumers’ data may be improperly accessed or disclosed. Any incidents where our consumers’ information is accessed without authorization, or is improperly used, or incidents that violate our Terms of Service or policies, could damage our reputation and our brand image and diminish our competitive position.

We are subject to data privacy and protection laws and regulations adopted by governmental agencies. Data privacy laws restrict our storage, use, processing, disclosure, transfer and protection of non-public personal information provided to us by our consumers. Violating existing or future regulatory orders or consent decrees could subject us to substantial monetary fines and other penalties that could seriously harm our business. While we strive to protect our consumers’ privacy and comply with all applicable data protection laws and regulations, any failure to do so may result in proceedings or actions against us by affected consumers or government authorities, which could be time-consuming and cause us to incur significant expense and liability or result in orders or consent decrees forcing us to modify our business practices.
In addition, spammers attempt to use our products to send targeted and untargeted spam messages to consumers, which may embarrass or annoy consumers and make our products less consumers friendly. We cannot be certain that the technologies that we have developed to repel spamming attacks will be able to eliminate all spam messages from our products. Our actions to combat spam may also require diversion of significant time and focus from improving our products. As a result of spamming activities, our consumers may use our products less or stop using them altogether. Maintaining the trust of our consumers is important to sustain our growth, retention, and consumer engagement. Negative incidents or dissatisfaction in relation to our products and services regardless of all our efforts, could deter current and potential consumers from using our products and services, which could have material adverse effects on our reputation, growth and consumer engagement, and could seriously harm our operational cost structure.
Our business and operating results may be harmed by any significant service disruptions. If our products and services are subject to attacks or misuse that disrupt or deny the ability of consumers to access our products and services, and we fail to develop enhancements to resolve any defect or other problems or adapt our existing technology and infrastructure, our consumers and partners may curtail or stop using our products and services, which could significantly harm our business.
The success of our broad range of AR- and AI-powered business and consumer solutions is reliant on technology. We currently have 17 technology solutions and six mobile apps. Our ability to attract and retain consumers largely depends on our ability to maintain and scale our technical infrastructure. We expect to continue to make significant investments to maintain and improve the capacity, capability and reliability of our infrastructure. To the extent that we do not effectively address capacity constraints, upgrade our systems as needed or continually develop our technology and infrastructure to accommodate actual and anticipated changes in our consumers’ needs, our business, financial condition and results of operations may be harmed.
Our business and operating results, reputation and consumer engagement may be harmed by a disruption in our service due to failures in or changes to our systems, or by our failure to timely and effectively expand and adapt our technology and infrastructure. Our systems may not be adequately designed with the necessary reliability and redundancy to avoid performance delays or outages that could seriously harm our business. We may experience service disruptions, outages and other performance problems due to a variety of factors, including infrastructure changes, human or software errors, hardware failure, capacity constraints due to an overwhelming number of people accessing our products and services simultaneously, computer viruses, denial of service or fraud or security attacks. This would negatively impact our ability to attract consumers, platform partners and advertisers and increase consumer engagement. It is possible that we may fail to effectively scale and grow our technology infrastructure to accommodate increased demands arising from increased consumer traffic. It may also become increasingly difficult to maintain and improve the performance of our products and services, especially during peak usage times, as our products and services become more complex and our consumer traffic increases. In addition, we cannot provide assurance that we will be able to expand our data center infrastructure to meet consumers demand in a timely manner, or on favorable economic terms. If any system failure, interruption or downtime occurs, our business, financial condition and results of operations may be materially and adversely affected.
In addition, a substantial portion of our network infrastructure is provided by third parties, including AWS, Google Cloud and Alibaba Cloud. Any disruption or failure in the services we receive from these providers could harm our ability to handle existing or increased traffic and could significantly harm our business. Any financial or other difficulties these providers face may also adversely affect our business, and we exercise little control over these providers, which increases our vulnerability to problems with the services they provide. In the event of a significant issue with the third-party network infrastructure supporting our network traffic, some of our products and services may become inaccessible or consumers may experience difficulties accessing our products and services. Any disruption or failure in our infrastructure could hinder our ability to handle existing or increased traffic on our platform, which could significantly harm our business.
Our technical infrastructure is also vulnerable to the risk of damage from natural disasters, such as earthquakes and typhoons, as well as from acts of terrorism or other criminal acts. Our services and products also incorporate software that is highly technical and complex. Our software has contained, and may now or in the future contain, undetected errors, bugs or vulnerabilities. Some errors in our software code may only be discovered after the code has been released. In particular, the operation of some of our new businesses implicates complex technological and operational considerations, including technical or systematic issues that may arise in the ordinary course of business. In order to address such technical difficulties, we may need to make fundamental changes to the configurations or of the underlying systems we use or expend a significant amount of time and resources to obtain the technical skills or expertise needed to adequately address such issues. Any such difficulties could have a material impact on our ability to deliver the products and services we intend to offer, reduce our reliability and harm our reputation.
The successful operation of our business also depends upon the performance and reliability of the internet infrastructure in China and the safety of our network and infrastructure. If our AWS, Google Cloud or Alibaba Cloud server code comes across some serious bugs that disrupt the service, many of our online services to clients will be affected. The Service-Level Agreement we have signed with most of our clients requires 99.7% to 99.99% service availability. Failure to meet that requirement will result in penalty, i.e., extra credits or refunds, as provided by the agreements. Furthermore, even if our internet infrastructure is free of bugs, we may encounter unexpected issues solely due to administrative oversight. For example, in April 2019, merely due to our administrative error of missing the filing deadline of our server certificate, our server in China stayed non-functional for about two weeks.
We rely on Google Cloud, AWS and Alibaba Cloud for the vast majority of our computing, storage, bandwidth, and other services. Any service interruption of their operating systems, networks and hardware or other disruptions of or interference with our use of the cloud operation could impair the delivery of our platform and thus negatively affect our operations and harm our business.
Google, Amazon and Alibaba provide distributed computing infrastructure platforms for business operations, or what is commonly referred to as a “cloud” computing service. We currently run the vast majority of our computing on the three platforms, and our systems are not fully redundant on them. We expect to spend $120,000 with Google Cloud over five years, $4,200,000 with Amazon Web Services (“AWS”) over five years beginning October 2021. We have also built our software and computer systems to use computing, storage capabilities, bandwidth, and other services provided by Google, AWS and Alibaba Cloud. Any disruption of or interference with our use of Google Cloud, AWS and Alibaba Cloud would negatively affect our operations and seriously harm our business.
First of all, any transition of the cloud services currently provided by any one of Google, AWS and Alibaba Cloud to the other platform or to another cloud provider would be difficult to implement and will cause us to incur significant time and expense. The level of service provided by Google Cloud, AWS and Alibaba Cloud may also impact our users’, advertisers’, and partners’ usage of and satisfaction with products or services. If our users or partners are not able to access our mobile apps or SaaS or specific features of our products or services, or encounter difficulties in doing so, due to issues or disruptions with Google Cloud, AWS or Alibaba Cloud, or if Google Cloud, AWS or Alibaba Cloud experience interruptions in service regularly or for a prolonged basis, or other similar issues, we may lose users, partners, or advertising revenue and our business would be seriously harmed.
Secondly, each of Google, Amazon and/or Alibaba may take actions beyond our control that could seriously harm our business, including: (i) discontinuing or limiting our access to its cloud platform; (ii) increasing pricing terms; (iii) terminating or seeking to terminate our contractual relationship altogether; (iv) establishing more favorable relationships or pricing terms with one or more of our competitors; and (v) modifying or interpreting its terms of service or other policies in a manner that impacts our ability to run our business and operations. Google, Amazon and Alibaba each has broad discretion to change and interpret its terms of service and other policies with respect to us. If services and products provided by Google, Amazon and Alibaba are limited, restricted, curtailed or degraded in any way, or become unavailable to us or our consumers for any reason, our business may be materially and adversely affected. They may also alter how we are able to process data on their cloud platforms. If Google, Amazon or Alibaba makes changes or has interpretations that are unfavorable to us, our business could be seriously harmed. Hosting costs also have increased and will continue to increase as our consumer base and consumer engagement grows and may seriously harm our business if we are unable to grow our revenues faster than the cost of utilizing the services of Google Cloud, AWS, and Alibaba Cloud.
In addition, we also currently rely on third-party mobile apps distribution channels such as iOS App Store to distribute most of our mobile apps to users. We expect a substantial number of downloads of our mobile apps will continue to be derived from these distribution channels and we expect that we will continue to rely on Apple App Store for downloads of our mobile apps. Accordingly, we believe that maintaining successful partnerships with Apple is critical to our success. If major mobile apps distribution channels change their standard terms and conditions in a manner that is detrimental to us, or terminate their existing relationship with us, our business, financial condition and results of operations may be materially and adversely affected. Moreover, the operating policies of Apple may have an impact on the accessibility of our products and services. If we fail to maintain good relationships with Apple, it may adversely impact our ability to continue to offer our products and services, which in turn could have a material adverse impact on our business.
We rely on third-party proprietary and open source software for our products and services. The inability to obtain third-party licenses for such software, obtain them on favorable terms, or adhere to the license terms or any errors or failures caused by such software could harm our business.
Some of our offerings include software or other intellectual property licensed from third parties. It may be necessary in the future to renew licenses relating to various aspects of these applications or to seek new licenses for existing or new applications. Necessary licenses may not be available on acceptable terms or under open source licenses permitting redistribution in commercial offerings, if at all. The inability to obtain certain licenses or other rights or to obtain such licenses or rights on favorable terms could result in delays in product releases until equivalent technology can be identified, licensed or developed, if at all, and integrated into our products and services, which could harm our business, results of operations and financial condition.
In addition, third parties may allege that additional licenses are required for our use of their software or intellectual property, which it may be unable to obtain on commercially reasonable terms or at all. The inclusion in our offerings of software or other intellectual property licensed from third parties on a non-exclusive basis could limit our ability to differentiate our offerings from those of our competitors. Failure to properly adhere to the license terms for software or other intellectual property might have negative effects, such as revocation of the license grant, penalties, added license fees or other liabilities. If a distributor of open source software were to allege that we had not complied with our license, we could be required to incur significant legal expenses. Little legal precedent governs the interpretation of these licenses; therefore, the potential impact of these terms on our business is unknown and may result in unanticipated obligations regarding our technologies. To the extent that our products and services depend upon the successful operation of third-party software, any undetected errors or defects in such third-party software could also impair the functionality of our products and services, delay new feature introductions, result in a failure of products and services, and injure our reputation.
In addition, we use open source software in our products and solutions, including various open source libraries in our product development, as well as many development tools or libraries from Apple and Google. We expect to incorporate open source software into other offerings or products in the future. Such open source software is generally licensed by its authors or other third parties under open source licenses. If we inappropriately use or incorporate open source software subject to certain types of open source licenses that challenge the proprietary nature of our software products, we may be required to re-engineer our products, discontinue the sale of our products and solutions or take other remedial actions. From time to time, there have also been claims challenging the ownership of open source software against companies that incorporate open source software into their products. As a result, we could be subject to lawsuits by parties claiming ownership of what we believe to be open source software. Litigation could be costly for us to defend, have a negative effect on our operating results and financial condition or require us to devote additional research and development resources to change our products.
Our business depends upon the interoperability of our platform across devices, operating systems, and third-party applications that we do not control.
Our success depends in part on the interoperability of our products and services with third-party operating systems, applications, data, web browsers and devices, including, but not limited to, mobile-device cameras. We may not be successful in adapting our products and services that operate effectively with these technologies, systems, networks, regulations, or standards and we may not successfully cultivate relationships with key industry participants that operate effectively with these technologies, systems, networks, regulations, or standards. We plan to continue to introduce new products regularly and have experienced that it takes time to optimize such products to function with these operating systems and hardware, impacting the popularity of such products, and we expect this trend to continue. If customers have difficulty accessing and using our products and services (including on mobile devices) or if our products and services cannot connect a broadening range of applications, data and devices, then customer growth and retention may be harmed and our business and operating results could be harmed.
In addition, the owners of those third-party operating systems, such as Google and Apple, each provides consumers with products that compete with ours. Any changes in such operating systems, applications, data, web browsers or devices that degrade the functionality of our products and services or give preferential treatment to competitive services could harm the adoption and usage of our products and services. Our competitors that control the operating systems and related hardware that our mobile apps run on could make interoperability of our products with those mobile operating systems more difficult or display their competitive offerings more prominently than ours.
Moreover, our products require high-bandwidth data capabilities. If the costs of data usage increase, our user growth, retention, and engagement may be seriously harmed. Additionally, to deliver high-quality video and other content over mobile cellular networks, our products must work well with a range of mobile technologies, systems, networks, regulations, and standards that we do not control. In particular, any future changes to the iOS or Android operating systems may impact the accessibility, speed, functionality, and other performance aspects of our products, which issues are likely to occur in the future from time to time.
Because our YouCam apps are used primarily on mobile devices, effective mobile functionality is a part of our long-term development and growth strategy. The majority of our user engagement with our mobile apps is on smartphones with Android operating systems. As a result, although our products work with iOS mobile devices, we have prioritized development of our products to operate with Android operating systems rather than smartphones with iOS operating systems. To continue growth in user engagement with our mobile apps, we will need to prioritize development of our products to operate on smartphones with iOS operating systems. Given the popularity of smartphones with iOS operating systems, if we are unable to improve operability of our products on smartphones with iOS operating systems, our business could be seriously harmed.
We may incur substantial costs in protecting or defending our intellectual property and any failure to protect our intellectual property could impair our competitive position and the value of our brand and other intangible assets may be diminished.
Effective protection of intellectual property rights is expensive and difficult to maintain, both in terms of application and maintenance costs, as well as the costs of defending and enforcing those rights. Although we have taken measures to protect our proprietary rights, the efforts we have taken to protect our intellectual property rights may not be sufficient or effective, and our intellectual property rights will be sufficient to protect against others offering products or services that are substantially similar to ours and compete with our business. If we are unable to protect our proprietary rights or prevent unauthorized use or appropriation by third parties, the value of our brand and other intangible assets may be diminished, and competitors may be able to more effectively mimic our service and methods of operations. Any of these events could seriously harm our business.

We aim to protect our confidential proprietary information, in part, by entering into confidentiality agreements and invention assignment agreements with all our employees, consultants, advisors, and any third parties who access or contribute to our proprietary know-how, information, or technology. We also rely on trademark, copyright, patent, trade secret, and domain-name-protection laws to protect our proprietary rights. Our trade secrets, trademarks, copyrights, patents and other intellectual property rights are important assets for us. There can be no assurance that we will be able to protect against the unauthorized use of our brand, trademarks or other assets. There is also a risk that one or more of our trademarks could become generic, which could result in them being declared invalid or unenforceable. We rely on, and expect to continue to rely on, a combination of confidentiality and license agreements with our employees, consultants and third parties with whom we have relationships, as well as trademark, trade dress, domain name, copyright, trade secret and patent laws, to protect our brand and other intellectual property rights. Significant impairments of our intellectual property rights, and limitations on our ability to assert our intellectual property rights against others, could harm our business and our ability to compete.
If we need to license or acquire new intellectual property, we may incur substantial costs and in some cases, pending trademark, copyright and patent applications may not be approved. We have filed various applications to protect aspects of our intellectual property, and we currently hold a number of issued patents, trademarks and copyrights in multiple jurisdictions. Effective protection of patents, trademarks and copyrights is expensive and difficult to maintain, both in terms of application and registration costs, as well as the costs of defending and enforcing those rights. We may be required to protect our rights in an increasing number of countries, in a process that is expensive and may not be successful, or which we may not pursue in every country in which our products and services are distributed or made available. In the future, we may acquire additional patents or patent portfolios, which could require significant cash expenditures.
Further, the laws of certain foreign countries provide different levels of protection of corporate proprietary information and assets, such as intellectual property, trade secrets, know-how, and records. We may fail to obtain effective intellectual property protection, or effective intellectual property protection may not be available in every country in which our products and services are available. As a result, we may be exposed to material risks of theft of our proprietary information and other intellectual property, including technical data, manufacturing processes, data sets, or other sensitive information, and we may also encounter significant problems in protecting and defending our intellectual property or proprietary rights abroad. In any of these cases, we may be required to expend significant time and expense to prevent infringement or to enforce our rights.
We may be subject to intellectual property infringement claims or other allegations by third parties, which may cause substantial costs and materially and adversely affect our business operations.
Companies in the mobile, camera, communication, media, internet, and other technology-related industries own large numbers of patents, copyrights, trademarks, trade secrets, and other intellectual property rights, and frequently enter into litigation based on allegations of infringement, misappropriation, or other violations of intellectual property or other rights. In addition, various “non-practicing entities” that own patents, copyrights, trademarks, trade secrets, and other intellectual property rights often attempt to aggressively assert claims in order to extract payments from technology companies. We may be subject to intellectual property infringement lawsuits that are expensive and time-consuming. If resolved adversely, these lawsuits and claims could result in our payment of substantial damages or license fees, disruption to our product and service offerings and reputational harm.
Furthermore, from time to time we may introduce new products or make other business changes, including in areas where we currently do not compete, which could increase our exposure to patent, copyright, trademark, trade secret, and other intellectual property rights claims from competitors and non-practicing entities. Some of our agreements with advertisers, platform partners and data partners require us to indemnify them for certain intellectual property claims against them, which could require us to incur considerable costs in defending such claims, and may require us to pay significant damages in the event of an adverse ruling. Such advertisers, platform partners and data partners may also discontinue use of our products, services and technologies as a result of injunctions or otherwise, which could result in loss of revenue and adversely impact our business.

We might be subject to claims and legal proceedings from holders of patents, trademarks, copyrights, and other intellectual property rights alleging that some of our products or content infringe their rights. While we believe we have meritorious defenses to these claims, an unfavorable outcome in these lawsuits could seriously harm our business. If these or other matters continue in the future or we need to enter into licensing arrangements, which may not be available to us or on terms favorable to us, it may increase our costs and decrease the value of our products, and our business could be seriously harmed.
In addition, we may have to seek a license to continue practices found to be in violation of a third party’s rights. If we are required or choose to enter into royalty or licensing arrangements, such arrangements may not be available on reasonable terms, or at all, and may significantly increase our operating costs and expenses. As a result, we may also be required to develop or procure alternative non-infringing technology or discontinue use of the technology. The development or procurement of alternative non-infringing technology could require significant effort and expense or may not be feasible.
Risks Related to Perfect’s Financial Results
We have incurred operating losses in the past, and our ability to achieve or maintain profitability in the future is uncertain.
We have incurred operating losses before and our future revenue growth and profitability depend on a variety of factors, many of which are beyond our control. Whereas, our operating expenses are expected to increase in the future as we continue to expend substantial financial resources and as a public company. In addition, we may not be able to obtain additional capital in a timely manner or on acceptable terms, or at all.
We recorded loss for $8.7 million in 2018, $2.0 million in 2019 and $5.6 million in 2020, and $3.1 million for the six months ended June 30, 2021. Even though our revenues have grown over the years, from $11.6 million in 2018 and $22.9 million in 2019 to $29.9 million in 2020, and from $14.5 million for the six months ended June 30, 2020 to $17.3 million for the six months ended June 30, 2021, our revenue growth rate has slowed in recent years and may do so in the future due to a variety of factors. We believe that our future revenue growth will depend on, among other factors, our ability to attract new consumers while retaining current consumers, increase consumer engagement and advertisement engagement, increase our brand awareness, compete effectively, maximize our sales efforts, demonstrate a positive return on investment for advertisers and successfully develop and operate new products and services. Our ability to achieve and sustain profitability is also affected by market and regulatory development related to, among others, mobile apps, online marketing and artificial intelligence. In addition, if we are unable to achieve profitability again, it may become more difficult for us to raise sufficient capital to satisfy our anticipated capital expenditures and other cash needs, in which case our business, results of operations and financial condition may be materially adversely affected. Accordingly, our ability to maintain profitability in the future is uncertain and you should not rely on the revenue growth of any prior quarterly or annual period as an indication of our future revenue growth.
We expect our operating expenses to increase in future periods as we continue to expend substantial financial resources on: (i) marketing and sales; (ii) global expansion; (iii) our technology infrastructure; (iv) attracting and retaining talented employees; (v) strategic opportunities, including operation of newly developed or newly acquired businesses; and (vi) general administration, including personnel costs and legal and accounting expenses related to being a public company. These investments, while increasing our expenses, may not result in an increase in revenues or growth in our business. If we are unable to achieve adequate revenue growth and to manage our expenses, we may incur significant losses in the future.
In addition, we expect to increase costs as a result of being a public company, and the costs may continue to increase in the future. As a public company, we will incur significant legal, accounting and other expenses that we did not incur as a private company. The Sarbanes-Oxley Act of 2002, as well as rules subsequently implemented by the SEC and the Nasdaq, impose various requirements on the corporate governance practices of public companies. These rules and regulations increase our legal and financial compliance costs and some corporate activities are more time-consuming and costly. For example, in comparison with a private company, we will need an increased number of independent directors and have to adopt policies regarding internal controls and disclosure controls and procedures. In addition, we will incur additional costs associated with public company reporting requirements. We expect to incur significant expenses and devote substantial management effort toward ensuring compliance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and the other rules and regulations of the SEC and the Nasdaq.
We recognize revenue from SaaS subscriptions to our products over the terms of these subscriptions. Increases or decreases in new sales may not be immediately reflected in our results of operations and may be difficult to discern.
For the nature of our company, we recognize revenue from SaaS subscriptions to our products ratably according to the terms of these subscriptions. Consequently, a portion of the revenue we report in each period is derived from the recognition of deferred revenue relating to SaaS subscriptions entered into during previous quarters. As a result, a decline in new or renewed SaaS subscriptions in any single reporting period may have a small impact on the revenue that we recognize for such quarter. Whereas, such a decline will negatively affect our revenue in future quarters. As such, the effect of significant downturns in sales and potential changes in our pricing policies or rate of customer expansion or retention may not be fully reflected in our results of operations until future periods. In addition, our SaaS subscription-based revenue model also makes it difficult for us to rapidly increase our revenue through additional sales in any period, as revenue from new customers or existing customers that increase their use of our products or upgrade to higher-priced products or product tiers must be recognized over the applicable SaaS subscription term. Finally, a significant portion of our costs are expensed as incurred, while revenue is recognized over the term of the SaaS subscription. As a result, growth in the number of new customers and hosts has continued, and can continue, to result in our recognition of higher costs and lower revenue in the earlier periods of our SaaS subscriptions.
Our financial results are likely to fluctuate from period to period due to seasonality and a variety of other factors, which makes our period-to-period results volatile and difficult to predict.
Our semi-annual financial results have fluctuated in the past and are likely to fluctuate in the future. As a result, you should not rely upon our past periodic financial results as indicators of future performance. You should also take into account the risks and uncertainties frequently encountered by companies in rapidly evolving markets. Our financial results in any given period can be influenced by numerous factors occurring in a particular period, many of which we are unable to predict or are outside of our control, including:
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development and introduction of new products or services by us or our competitors and the market reaction to such new products or services;

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our ability to renew our subscriptions with, and expand sales of our products and solutions to, our existing brand in our portfolio;

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ability of our data service providers to scale effectively and timely to provide the necessary technical infrastructure to offer our services;

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growth and diversification of our revenue sources;

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increases in marketing, sales and other operating expenses that we may incur to grow and expand our operations and to remain competitive;

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changes in budgets of brands and retailers and in the timing of their budget cycles and purchasing decisions, including cost-cutting measures or other effects of the COVID-19 pandemic;

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seasonal fluctuations in spending by brands. Historically, the fourth quarter has typically been the quarter with the largest bookings from brands and retailers, which impacts revenue, unbilled revenue, deferred revenue, accounts receivable and amortized commissions in future periods;

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system failures or breaches of security or privacy of our system;

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amount and timing of non-cash expenses, including stock-based compensation, goodwill impairments and other non-cash charges;

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impact of new accounting pronouncements;

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unforeseen contingencies, such as adverse litigation judgments, settlements or other litigation-related costs;

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fluctuations in currency exchange rates and changes in the proportion of our revenue and expenses denominated in foreign currencies;

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changes in laws and regulations that affect our business; and

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changes in business or macroeconomic conditions, including the impact of the COVID-19 pandemic.

Changes in subjective assumptions, estimates and judgments by our management related to complex accounting matters or changes in the IFRS could significantly affect our financial condition and results of operations.
IFRS and related pronouncements, implementation guidelines, and interpretations apply to a wide range of matters that will be relevant to our business, including revenue recognition, financial instruments, stock-based compensation, deferred commissions and business combinations. These matters are complex and will involve subjective assumptions, estimates, and judgments by our management. Changes in IFRS, relevant accounting pronouncements or interpretation or changes in underlying assumptions, estimates, or judgments by our management, the International Accounting Standards Board, the SEC and others could significantly change our reported or expected financial performance, which could impact the market price of our securities.
Examinations by relevant tax authorities may result in material changes in reserves for tax positions taken in previously filed tax returns or may impact the valuation of certain deferred income tax assets.
Based on the outcome of examinations by relevant tax authorities, or as a result of the expiration of statutes of limitations for specific jurisdictions, it is possible that the reserves for tax positions taken in previously filed tax returns will materially change from those recorded in our financial statements. In addition, the outcome of examinations may impact the valuation of certain deferred income tax assets (such as NOL carryforwards) in future periods. It is not possible to estimate the impact of such changes, if any, to the reserves for uncertain tax positions.
Our costs are growing rapidly and may increase faster than our revenue, which could seriously harm our business or increase our losses.
As our business continues to grow, we expect our expenses to grow in the future. Historically, our costs have increased each year due to several factors, including growth of our brand portfolio and consumer base, an increase in the level of consumer engagement, development and implementation of new product features, enhancement of our technology infrastructure and hiring of additional personnel at a rapid pace to support potential future growth. We expect to continue to incur increasing costs due to these factors to expand our operation and remain competitive. In addition, we expect to continue to invest in our global infrastructure to expand our product offering to a more global consumer base, including in countries where we do not expect significant short-term monetization, if any. Our expenses may be greater than we anticipate, and our investments may outpace monetization efforts. Such increase in our costs without a corresponding growth in our revenue would increase our losses and could seriously harm our business.
Risks Related to Laws and Regulations
Our business is subject to complex and evolving domestic and international laws and regulations regarding privacy and data protection. These laws and regulations are subject to change and uncertain interpretation, which could result in claims, changes to our data and other business practices, regulatory investigations, monetary penalties, increased cost of operations, or declines in consumer growth or engagement, or otherwise harm our business.
Regulatory authorities and governments around the world have implemented and are considering further legislative and regulatory proposals regarding privacy and data protection. New laws and regulations governing new areas of data protection or imposing more stringent requirements may be introduced in various jurisdictions, including the United States, the European Union, the United Kingdom and the PRC,

in which we conduct business or where we may expand. In addition, the interpretation and application of consumer and data protection laws in such jurisdictions are often uncertain, complicated and subject to change, including differentiated requirements for different groups of people or different types of data. It is possible that existing or newly introduced laws and regulations, or their interpretation, application or enforcement, could significantly affect the value of the data collected and generated by us during operation, force us to change our data and other business practices and cause us to incur significant compliance costs.
In the United States, various federal and state regulators, including governmental agencies like the Federal Trade Commission, or the FTC, have adopted, or are considering adopting, laws and regulations concerning privacy and data protection. Certain state laws may be more stringent or broader in scope, or offer greater individual rights, with respect to personal information than federal, international or other state laws, and such laws may differ from each other, all of which may complicate compliance efforts.
The GDPR, which became effective in May 2018, greatly increased the European Commission’s jurisdictional reach of its laws and adds a broad array of requirements for handling personal data (including online identifiers and location data). EU member states are tasked under the GDPR to enact, and have enacted, certain implementing legislation that adds to and/or further interprets the GDPR requirements and potentially extends our obligations and potential liability for failing to meet such obligations. The GDPR, together with national legislation, regulations and guidelines of the EU member states and the United Kingdom governing the processing of personal data, impose strict obligations and restrictions on the ability to collect, use, retain, protect, disclose, transfer and otherwise process personal data. In particular, the GDPR includes obligations and restrictions concerning the consent and rights of individuals to whom the personal data relates, the transfer of personal data out of the European Economic Area or the United Kingdom, security breach notifications and the security and confidentiality of personal data. The GDPR authorizes fines for certain violations of up to 4% of global annual revenue or €20 million, whichever is greater. In addition, some countries are considering or have passed legislation implementing data protection requirements or requiring local storage and processing of data or similar requirements that could increase the cost and complexity of delivering our services.
The PRC regulatory and enforcement regime with regard to privacy and data security is evolving. Over the last decade, China has been putting great emphasis on cybersecurity administration, which is considered an essential part of national security. In 2016, the Cyberspace Administration of China issued the State Cyberspace Security Strategy, stressing again the importance of cybersecurity as well as national security. The National Security Law of the People’s Republic of China has been cited as the legal accordance for certain cybersecurity and data protection regulations. In addition, the newly amended Civil Code of the People’s Republic of China, effective as of January 1, 2021, specifically set a separate chapter for privacy and personal information protection, setting the fundamental principles for personal information protection. Systematically, the Cybersecurity Law of the People’s Republic of China, or the CSL, was enacted on June 1, 2017, and forms the backbone of cybersecurity and data privacy protection legislation in the PRC. On June 10, 2021, the Data Security Law of the People’s Republic of China, or the DSL, was adopted at the 29th Session of the Standing Committee of the 13th National People’s Congress and became effective as of September 1, 2021. The DSL is the fundamental law in the data security area that widely covers data security mechanisms, obligations, and liabilities at both state administration and data handler levels. On August 20, 2021, the Personal Information Protection Law of the People’s Republic of China, or the PIPL, was adopted at the 30th Session of the Standing Committee of the 13th National People’s Congress and became effective as of November 1, 2021, which represents new era of personal information protection as well as corporate compliance in the PRC. The DSL, the PIPL and the CSL constitute the three fundamental pillars of Chinese data protection legislation, and together with various systematic supplemental regulations, measures, and standards, form the cybersecurity and data protection legislative framework in China. Governmental authorities are putting great focus on data protection enforcement. Violations of data protection laws may lead to administrative penalties, including warnings, orders for rectification, suspension or termination of related businesses issued by competent authorities, revocation of business permits or licenses, or monetary fines (of up to 50 million RMB or 5% of annual turnover); civil liabilities including compensation for infringement upon legitimate rights and interests of individuals and public interests litigation by the People’s Procuratorate depending on the severity and impact of the case; and even criminal liabilities in more severe cases.

The collection, process, and use of personal data in Taiwan is primarily subject to the Personal Data Protection Act (the “PDPA”) and the Enforcement Rules as well as other applicable rulings or regulations issued by the relevant competent authorities, in particular the sectoral rules on the security maintenance plans stipulated by the regulator of different industries. The PDPA applies in principles all of data collection and processing activities taking place in Taiwan without regard to whether the data subjects are Taiwanese nationals or not. Pursuant to the PDPA, violating PDPA with an intent to make unlawful profit for oneself or a third party or with an intent to damage the interest of another may lead to criminal penalties. In addition, an administrative fine may be imposed for failure to comply with the requirements under the PDPA, such as the collecting or processing of personal data without a statutory ground, using personal data outside of the scope of the specified purpose under which the personal data was collected, or failure to comply with restrictions on the cross border transfer of personal data. For any failure to comply with the notification requirements, marketing restrictions, information security requirements, or obligations to respond to data subjects’ requests, the authority may order that correction be made by a certain deadline and impose an administrative fine if correction is not made within such deadline.
As we further grow our business and expand into other markets, we will be subject to additional laws and regulations in other jurisdictions where we operate and where our brand partners and users are located. The laws, rules and regulations of other jurisdictions may be more comprehensive, detailed and nuanced in their scope, and may impose requirements and penalties that conflict with, or are more stringent than, those we encounter in our current markets. In addition, such laws, rules and regulations may restrict the transfer of data across jurisdictions, which could impose additional and substantial operational, administrative and compliance burdens on us, and may also restrict our business activities and expansion plans, as well as impede our data-driven business strategies. Complying with laws and regulations for an increasing number of jurisdictions could require significant resources and costs. Any failure, or perceived failure, by us to comply with the above and other regulatory requirements or privacy and data protection-related laws, rules and regulations could result in reputational damages or proceedings or actions against us by governmental entities, consumers or other parties. Such proceedings or actions could subject us to significant penalties and negative publicity, require us to change our data and other business practices, increase our costs and severely disrupt our business or hinder our global expansion.
Any amendments to existing tax regulations or the implementation of any new tax laws in Taiwan, the United States or other jurisdictions in which we operate our business may have an adverse effect on our business and profitability.
While we are subject to tax laws and regulations in various jurisdictions in which we operate or conduct business, our principal operations are in Taiwan, and we are exposed primarily to taxes levied by the Taiwan government. Any unfavorable changes of tax laws and regulations in this jurisdiction could increase our effective tax rate and have an adverse effect on our operating results.
Foreign government initiatives to restrict or ban access to our products in their countries could seriously harm our business.
Foreign governments may censor or restrict access to our YouCam apps in their countries, require data localization, or impose other laws or regulations that would be difficult or even impossible for us to comply with, or would require us to rebuild our products or the infrastructure for our products. For example, our YouCam Makeup App has been banned in India since June 2020. The Indian authorities rejected our several appeals on the basis that YouCam Makeup App caused certain national security concerns under Section 69A of the Information Technology Act, 2000 of India, but they did not provide any detailed explanation for this ban or the subsequent rejections of our appeals. Any restriction on access to YouCam apps due to foreign government actions or initiatives, or any withdrawal by us from certain countries because of such actions or initiatives, would adversely affect our MAUs, including by giving our competitors an opportunity to penetrate geographic markets that we cannot access. As a result, our consumer growth, retention, and engagement may be seriously harmed, and we may not be able to maintain or grow our revenue as anticipated and our business could be seriously harmed.

Many of our customers deploy our products and solutions globally and we could be held liable in some jurisdictions in which we operate for content posted by our consumers, which could expose us to damages or other legal liability.
Our platform allows our consumers to post content globally. Although Section 230 of the Communications Decency Act provides immunity, subject to certain conditions, to certain online platforms from claims related to third-party content, the law relating to the liability of online service providers for others’ activities on their services may change and our current protections from liability for third-party content in the United States could decrease or change as a result. Claims may be brought against us for defamation, negligence, breach of contract, copyright and trademark infringement, unfair competition, unlawful activity, torts, fraud, or other legal theories based on the nature and content of information available on or via our platform.
We may be subject to claims by virtue of our involvement in hosting, transmitting or providing access to content created by third parties. Defense of any such actions could be costly and involve significant time and attention of our management and other resources, may result in monetary liabilities or penalties, or may require us to change our business in an adverse manner. If the content displayed on our platform is found to be illegal under applicable local law, we may be exposed to fines, civil penalties or consent decrees for such violations of law, which could adversely affect our revenue, reputation and results of operations.
We may be subject to governmental export and import controls that could impair our ability to compete in international markets and subject us to liability if we violate the controls.
Since 2018, there have been political and trade tensions among a number of the world’s major economies. These tensions have resulted in the implementation of tariff and non-tariff trade barriers and sanctions, including the use of export control restrictions and sanctions against certain countries and individual companies. Any increase in the use of export control restrictions and sanctions to target certain countries and entities or any expansion of the extraterritorial jurisdiction of export control laws in relation to AI products could impact our ability to compete globally. In addition, measures adopted by an affected country to counteract impacts of another country’s actions or regulations could lead to significant legal liability to multinational corporations, including our own. For example, in January 2021, China adopted a blocking statute that, among other matters, entitles Chinese entities incurring damages from a multinational’s compliance with foreign laws to seek civil remedies. In February 2022, due to the military conflicts between Russia and Ukraine, several major economies, including the United States, UK and the European Union imposed economic sanctions against Russia and certain Russian persons and entities. Our current results of operations have not been materially affected by the expanded export control regulations or the novel rules or measures adopted to counteract them. Nevertheless, depending on future developments of global trade tensions, such regulations, rules, or measures may have an adverse impact on our business and operations, and we may incur significant legal liability and financial losses as a result.
Risks Related to Doing Business in Taiwan
Any lack of requisite approvals, licenses, permits or filings or failure to comply with any requirements of Taiwan laws, regulations and policies may materially and adversely affect our daily operations.
In accordance with the relevant Taiwan laws and regulations, our Taiwan subsidiary is required to maintain various approvals, licenses, permits and filings to operate its business. Whether such approvals, licenses, permits and filings are obtained is subject to satisfactory compliance with, among other things, the applicable laws and regulations. If our Taiwan subsidiary is unable to obtain any of such licenses and permits or extend or renew any of its current licenses or permits upon their expirations, or if it is required to incur significant additional costs to obtain or renew these licenses, permits and approvals, our daily operations could be materially and adversely affected.
Cross-Straits relationship imposes macroeconomic risks which could negatively affect our business.
We maintain our principal executive offices and a substantial amount of our assets in Taiwan, and a substantial portion of our revenues is derived from operations in Taiwan. Our business, financial condition and results of operations may be affected by potential economical and/or military issues in Taiwan.

Taiwan has a unique international political status due to historical reasons. Although significant economic and cultural relations have been established during recent years between Taiwan and the PRC, the PRC government has refused to renounce the possibility that it may at some point use force to gain control over Taiwan. For example, the PRC government adopted an anti-secession law relating to Taiwan. Sanctions against Taiwan entities or persons, and military blockage or actions from the PRC, may significantly harm Taiwan’s economy. Cross-Straits relations between Taiwan and the PRC have been strained in recent years for a variety of reasons, including tensions concerning arms sales to Taiwan by the United States government. The financial markets have viewed certain past developments in relations between Taiwan and the PRC as occasions to depress general market prices of the securities of Taiwan companies. Any tension between Taiwan and the PRC, or between the United States and the PRC, could materially and adversely affect our business, financial condition and results of operations.
Our Taiwan subsidiary is subject to restrictions on paying dividends or making other payments to us, which may restrict our ability to satisfy the liquidity requirements.
As an exempted company with limited liability incorporated under the laws of the Cayman Islands structured as a holding company, Perfect may need dividends and other distributions on equity from our Taiwan subsidiary to satisfy its liquidity requirements. Current Taiwan regulations permit our Taiwan subsidiary to pay dividends to its respective shareholders only out of its accumulated profits, if any, which shall first make up previous losses and set aside at least 10% of its accumulated profits each year. These reserves are not distributable as cash dividends. Furthermore, if our Taiwan subsidiary incurs debt on its own behalf in the future, the instruments governing the debt may restrict its ability to pay dividends or make other payments to us. Any limitation on the ability of our Taiwan subsidiary to distribute dividends or to make payments to us may restrict our ability to satisfy our liquidity requirements. In addition, the dividend payments by our Taiwan subsidiary to us shall be subject to a withholding tax of 21%.
Our Taiwan subsidiary is subject to foreign exchange control imposed by Taiwan authorities, which may affect the paying dividends, repatriating the interest or making other payments to us.
Currently Taiwan regulates only those foreign exchange transactions that involve the conversion of the New Taiwan Dollar into foreign currencies. Pursuant to the relevant provisions of the Taiwan Foreign Exchange Control Act, foreign exchange transactions of a value of NTD 500,000 or more shall be declared to the Central Bank of Taiwan. Further, for a remittance by a company as follows, relevant testimonials shall be submitted and such remittance shall be subject to the approval of the Central Bank of Taiwan: (i) a single remittance of an amount over USD 1 million; or (ii) annual accumulated settlement amount of foreign exchange purchased or sold has exceeded USD 50 million. Nevertheless, the Taiwan government may impose further foreign exchange restrictions in certain emergency situations, where the Taiwan government experiences extreme difficulty in stabilizing the balance of payments or where there are substantial disturbances in the financial and capital markets in Taiwan. If the dividend payments or other payments by our Taiwan subsidiaries and branches to us involves the currency conversion from New Taiwan Dollar to United States Dollar, such conversion would be subject to the foregoing foreign exchange control imposed by a Taiwan authority.
We may be required to obtain approvals from Taiwan authority for investment in our Taiwan subsidiary if the shareholding of Perfect at the time of or after the Proposed Transactions reaches the threshold for such approval.
Under current Taiwan laws, regulations and policy, Perfect, the sole shareholder of our Taiwan subsidiary, will be required to obtain an approval from the Investment Commission, Ministry of Economic Affairs of Taiwan for its investment in its Taiwanese subsidiary if, at the time of or after the Listing, more than 30% of its capital is directly or indirectly owned by, or beneficially owned by any PRC person or it is under control by any PRC person. Failure to obtain such approval, if needed, may subject us to a Taiwan authority’s monetary penalty of from NTD120,000 to NTD25,000,000 and be ordered to rectify within a specific timeline; if Perfect still fails to apply for such approval, the Taiwan authority may order Perfect to withdraw its investment and suspend its operation in Taiwan.

Risks Related to Doing Business in the PRC
Uncertainties in the interpretation and enforcement of PRC laws and regulations could limit the legal protections available to you and us.
The PRC legal system is a civil law system based on written statutes. Unlike the common law system, prior court decisions may be cited for reference, but have limited precedential value. The uncertainty mainly lies in two prongs. On one hand, interpretation of the laws such as the PIPL can be debatable, supplemental regulations are partially lacking, and the laws are issued and amended by authorities in a relatively fast fashion. On the other hand, there exist multiple authorities governing cybersecurity and data protection law enforcement simultaneously, and their focus and frequency of enforcement activities may differ, which adds up to the uncertainty. Generally speaking, both legislation and enforcement activities fairly reflect a tightening regulatory trend.
Our mobile apps are available for downloading and use in mainland China. Such operations are governed by PRC laws, rules and regulations. From time to time, we may have to resort to administrative and court proceedings to enforce our legal rights. For example, the Cybersecurity Review Measures which have come into effect on February 15, 2022 may exert impact on our de-SPAC process. The cybersecurity review may be initiated by competent authorities where risks to national security are found, such as risks of Core Data, Important Data (both of which are defined in the Cybersecurity Review measures) and the large scale of personal information being stolen, leaked, damaged, illegally utilized, transferred outside the territory of PRC. The cybersecurity review could last from thirty (30) business days to over six (6) months, which could delay the timetable of the Proposed Transactions if such review is initiated and if we fail the cybersecurity review, our data processing activities in China may be ordered for termination. However, since PRC administrative and court authorities have significant discretion in interpreting and implementing statutory and contractual terms, it may be more difficult to predict the outcome of administrative and court proceedings and the level of legal protection we enjoy than in more developed legal systems. Furthermore, the PRC legal system is based in part on government policies and internal rules (some of which are not published in a timely manner or at all) that may have adverse impact on our business operations. We may not be aware of any violation of these policies and rules until after such violation has occurred, which may result in substantial costs and diversion of resources and management attention. Such unpredictability, including uncertainty as to the scope and effect of our contractual, property (including intellectual property) and procedural rights, could materially and adversely affect our business and impede our ability to continue our operations.
Changes and developments in the political and economic policies of the PRC government may materially and adversely affect our business, financial conditions and operating results.
We have operating subsidiaries located in various jurisdictions, including the PRC. Accordingly, our financial condition and results of operations are affected by economic, political and legal developments in the PRC.
The PRC economy differs from the economies of most developed countries in many respects, including the level of development, growth rate, extent of government involvement, control of foreign exchange and allocation of resources. For example, the PRC government regulates industry development by imposing industrial policies. The PRC government also plays a significant role in China’s economic growth by allocating resources, controlling payment of foreign currency-denominated obligations, setting monetary policy, regulating financial services and institutions and providing preferential treatment to particular industries or companies. Our financial condition and results of operations could be materially and adversely affected by government control over foreign investments or foreign exchange that are applicable to us. In addition, the PRC government has implemented in the past certain measures, including interest rate increases, to manage the pace of economic growth and prevent the economy from overheating. Any prolonged slowdown in the Chinese economy could lead to a reduction in demand for our services and consequently have a material adverse effect on our businesses, financial condition and results of operations.

If we fail to obtain and maintain the requisite licenses and approvals required under the complex regulatory environment applicable to our businesses in the PRC, or if we are required to take actions that are time-consuming or costly, our business, financial condition and results of operations may be materially and adversely affected.
The internet industry is highly regulated in the PRC. Our business operations in the PRC are required to obtain and maintain applicable licenses and approvals from different regulatory authorities in order to provide our current services. Under the current PRC regulatory scheme, a number of regulatory agencies, including but not limited to the Ministry of Culture, which were consolidated with the National Tourism Administration and have been reformed and become the Ministry of Culture and Tourism, Ministry of Industry and Information Technology, the State Council Information Office, the Cyberspace Administration of China, the Central Cyberspace Affairs Commission, the National Development and Reform Commission, the Ministry of Public Security, the Ministry of State Security, the Ministry of Commerce, the State Administration for Market Regulation, and the National Radio and Television Administration, and local government, jointly regulate all major aspects of the internet industry and AI and AR industries. Operators must obtain various government approvals and licenses for relevant businesses.
Considerable uncertainties exist regarding the interpretation and implementation of existing and future laws and regulations governing our current business activities, including in the PRC, and new industries or businesses we may expand into. We cannot assure you that we will not be found in violation of any future laws and regulations or any of the laws and regulations currently in effect due to future changes in the relevant authorities’ implementation or interpretation of these laws and regulations. If we fail to complete, obtain or maintain any of the required licenses or approvals or make the necessary filings, or otherwise fail to comply with the laws and regulations, we may be subject to various penalties, such as the imposition of fines and the discontinuation or restriction of our operations, as well as proceedings and actions. Any such penalties, proceedings or actions may disrupt our business operations and materially and adversely affect our reputation, business, financial condition and results of operations.
Risks Related to the Perfect Class A Ordinary Shares and the Perfect Warrants
The price of Perfect Class A Ordinary Shares may be volatile, and the value of Perfect Class A Ordinary Shares may decline.
We cannot predict the prices at which Perfect Class A Ordinary Shares will trade. The price of Perfect Class A Ordinary Shares may not bear any relationship to the market price at which Perfect Class A Ordinary Shares will trade after the Proposed Transactions or to any other established criteria of the value of our business and prospects, and the market price of Perfect Class A Ordinary Shares following the Proposed Transactions may fluctuate substantially and may be lower than the price agreed by Provident with Perfect and its shareholders in connection with the Proposed Transactions. In addition, the trading price of Perfect Class A Ordinary Shares following the Proposed Transactions is likely to be volatile and could be subject to fluctuations in response to various factors, some of which are beyond our control. These fluctuations could cause you to lose all or part of your investment in Perfect Class A Ordinary Shares as you might be unable to sell your shares at or above the price you paid in the Proposed Transactions. Factors that could cause fluctuations in the trading price of Perfect Class A Ordinary Shares include the following:
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actual or anticipated fluctuations in our financial condition or results of operations;

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variance in our financial performance from expectations of securities analysts;

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changes in the pricing of our solutions;

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changes in our projected operating and financial results;

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changes in laws or regulations applicable to our platform;

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announcements by us or our competitors of significant business developments, acquisitions or new offerings;

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significant data breaches, disruptions to or other incidents involving our platform;

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our involvement in litigation;

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conditions or developments affecting the SaaS industry;

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future sales of Perfect Class A Ordinary Shares by us or our shareholders, as well as the anticipation of lock-up releases;

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changes in senior management or key personnel;

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the trading volume of our securities;

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changes in the anticipated future size and growth rate of our markets;

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publication of research reports or news stories about us, our competitors or our industry, or positive or negative recommendations or withdrawal of research coverage by securities analysts;

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general economic and market conditions; and

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other events or factors, including those resulting from war, incidents of terrorism, global pandemics or responses to these events.

Broad market and industry fluctuations, as well as general economic, political, regulatory and market conditions, may also negatively impact the market price of our ordinary shares. In addition, technology stocks have historically experienced high levels of volatility. In the past, companies who have experienced volatility in the market price of their securities have been subject to securities class action litigation. We may be the target of this type of litigation in the future, which could result in substantial expenses and divert our management’s attention.
If we do not meet the expectations of equity research analysts, if they do not publish research or reports about our business or if they issue unfavorable commentary or downgrade Perfect Class A Ordinary Shares, the price of Perfect Class A Ordinary Shares could decline.
The trading market for Perfect Class A Ordinary Shares will rely in part on the research and reports that equity research analysts publish about us and our business. The analysts’ estimates are based upon their own opinions and are often different from our estimates or expectations. If our results of operations are below the estimates or expectations of public market analysts and investors, the price of Perfect Class A Ordinary Shares could decline. Moreover, the price of Perfect Class A Ordinary Shares could decline if one or more securities analysts downgrade Perfect Class A Ordinary Shares or if those analysts issue other unfavorable commentary or cease publishing reports about us or our business.
Our issuance of additional share capital in connection with financings, acquisitions, investments, our equity incentive plans or otherwise will dilute all other shareholders.
We expect to issue additional share capital in the future that will result in dilution to all other shareholders. We adopted the Perfect Incentive Plan for the purpose of granting share-based compensation awards to our directors, officers, employees and advisors to incentivize their performance and align their interests with ours. We may also raise capital through equity financings in the future. As part of our business strategy, we may make or receive investments in companies, solutions or technologies and issue equity securities to pay for any such acquisition or investment. Any such issuances of additional share capital may cause shareholders to experience significant dilution of their ownership interests and the per share value of Perfect Class A Ordinary Shares to decline.
The dual class structure of our Ordinary Shares has the effect of concentrating voting control with our CEO; this will limit or preclude your ability to influence corporate matters and could discourage others from pursuing change of control transactions subsequent to Closing that Perfect’s shareholders may view as beneficial.
Assuming that none of Provident’s existing Public Shareholders exercise their redemption rights, Alice H. Chang, our founder and CEO, is able to exercise voting rights with respect to 57.7% of the voting power of our outstanding shares through her direct and indirect holding of 16,788,718 Perfect Class B Ordinary Shares immediately after the Business Combination. Therefore, she is able to control the outcome of matters submitted to our shareholders for approval. This concentrated control will limit or preclude your ability to influence corporate matters for the foreseeable future and could discourage others from pursuing change of control transactions subsequent to Closing that Perfect’s shareholders may view as beneficial.

We are a “controlled company” within the meaning of the rules of the Nasdaq and, as a result, can rely on exemptions from certain corporate governance requirements that provide protection to shareholders of other companies.
We expect to be a “controlled company” as defined under the rules of the Nasdaq since Alice H. Chang, our founder and CEO, will beneficially own more than 50% of our total voting power upon consummation of the Business Combination. For so long as we remain a controlled company under this definition, we are permitted to elect to rely, and currently we intend to rely, on certain exemptions from corporate governance rules, including the exemption from the rule that a majority of our board of directors must be independent directors. As a result, you will not have the same protection afforded to shareholders of companies that are subject to these corporate governance requirements.
We do not intend to pay dividends for the foreseeable future and, as a result, your ability to achieve a return on your investment will depend on appreciation in the price of our ordinary shares.
We do not intend to pay any cash dividends in the foreseeable future, and any determination to pay dividends in the future will be at the discretion of our Board. Accordingly, you may need to rely on sales of Perfect Class A Ordinary Shares after price appreciation, which may never occur, as the only way to realize any future gains on your investment.
We are an “emerging growth company,” and we cannot be certain if the reduced reporting and disclosure requirements applicable to emerging growth companies will make Perfect Class A Ordinary Shares less attractive to investors.
We are an “emerging growth company,” as defined in the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act (“Section 404”), reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.
We will remain an emerging growth company until the earliest of: (1) the last day of the fiscal year (a) following the fifth anniversary of the date on which Perfect Class A Ordinary Shares were offered in connection with the Proposed Transactions, (b) in which it has total annual gross revenues of at least $1.07 billion, or (c) in which it is deemed to be a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of its ordinary shares that are held by non-affiliates exceeds $700 million as of the end of the prior fiscal year’s second fiscal quarter; or (2) the date on which it has issued more than $1 billion in non-convertible debt during the prior three-year period.
We cannot predict if investors will find our ordinary shares less attractive if we choose to rely on these exemptions. If some investors find our ordinary shares less attractive as a result, there may be a less active trading market for our ordinary shares, and our share price may be more volatile.
We will be a foreign private issuer and, as a result, we will not be subject to U.S. proxy rules and will be subject to Exchange Act reporting obligations that, to some extent, are more lenient and less frequent than those of a U.S. domestic public company.
Upon the Closing, we will report under the Exchange Act as a non-U.S. company with foreign private issuer status. Because we qualify as a foreign private issuer under the Exchange Act, we are exempt from certain provisions of the Exchange Act that are applicable to U.S. domestic public companies, including:
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the sections of the Exchange Act regulating the solicitation of proxies, consents or authorizations in respect of a security registered under the Exchange Act;

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the sections of the Exchange Act requiring insiders to file public reports of their share ownership and trading activities and liability for insiders who profit from trades made in a short period of time; and

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the rules under the Exchange Act requiring the filing with the SEC of quarterly reports on Form 10-Q containing unaudited financial and other specified information, or current reports on Form 8-K upon the occurrence of specified significant event.

In addition, foreign private issuers are not required to file their annual report on Form 20-F until 120 days after the end of each fiscal year, while U.S. domestic issuers that are accelerated filers are required to file their annual report on Form 10-K within 75 days after the end of each fiscal year and U.S. domestic issuers that are large accelerated filers are required to file their annual report on Form 10-K within 60 days after the end of each fiscal year. As a result of all of the above, you may not have the same protections afforded to shareholders of a company that is not a foreign private issuer.
We may lose our foreign private issuer status in the future, which could result in significant additional costs and expenses.
As discussed above, we are a foreign private issuer, and therefore, we are not required to comply with all of the periodic disclosure and current reporting requirements of the Exchange Act. The determination of foreign private issuer status is made annually on the last business day of an issuer’s most recently completed second fiscal quarter, and, accordingly, the next determination will be made with respect to us on June 30, 2022. In the future, we would lose our foreign private issuer status if (1) more than 50% of our outstanding voting securities are owned by U.S. residents and (2) a majority of our directors or executive officers are U.S. citizens or residents, or we fail to meet additional requirements necessary to avoid loss of foreign private issuer status. If we lose our foreign private issuer status, we will be required to file with the SEC periodic reports and registration statements on U.S. domestic issuer forms, which are more detailed and extensive than the forms available to a foreign private issuer. We will also have to mandatorily comply with U.S. federal proxy requirements, and our officers, directors and principal shareholders will become subject to the short-swing profit disclosure and recovery provisions of Section 16 of the Exchange Act. In addition, we will lose our ability to rely upon exemptions from certain corporate governance requirements under the listing rules of the Nasdaq. As a U.S.-listed public company that is not a foreign private issuer, we will incur significant additional legal, accounting and other expenses that we will not incur as a foreign private issuer.
As we are a “foreign private issuer” and intend to follow certain home country corporate governance practices, our shareholders may not have the same protections afforded to shareholders of companies that are subject to all Nasdaq corporate governance requirements.
As a foreign private issuer, we have the option to follow certain home country practices, those of the Cayman Islands, for certain governance matters which may differ significantly from corporate governance listing standards for U.S. domestic issuers. Among other things, we are not required to have: (i) a majority of the board of directors consisting of independent directors; (ii) a compensation committee consisting of independent directors; (iii) a nominating committee consisting of independent directors; or (iv) regularly scheduled executive sessions with only independent directors each year. We intend to rely on the exemptions listed above. We may in the future elect to follow home country practices with regard to other matters. As a result, you may not be provided with the benefits of certain corporate governance requirements of Nasdaq applicable to U.S. domestic public companies. See section entitled “Management of Perfect Following the Business Combination”.
We will incur increased costs as a result of operating as a public company, and our management will be required to devote substantial time to compliance with our public company responsibilities and corporate governance practices.
As a public company, we will incur significant legal, accounting and other expenses that we did not incur as a private company, which we expect to further increase after we are no longer an “emerging growth company”. The Sarbanes-Oxley Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act, the listing requirements of the Nasdaq, and other applicable securities rules and regulations impose various requirements on public companies. Our management and other personnel are not experienced in managing a public company and will be required to devote a substantial amount of time to compliance with these requirements. Moreover, these rules and regulations will increase our legal and financial compliance costs and will make some activities more time-consuming and costly. We cannot predict or estimate the amount of additional costs we will incur as a public company or the specific timing of such costs.

We have identified material weaknesses in our internal control over financial reporting. If our remediation of these material weaknesses is not effective, or if we experience additional material weaknesses or otherwise fail to maintain an effective system of internal controls in the future, we may not be able to report our financial results accurately, prevent fraud or file our periodic reports as a public company in a timely manner.
Prior to the Proposed Transactions, we have been a private company with limited accounting and financial reporting personnel and other supervisory resources, including a lack of an established audit committee to oversee the financial reporting process and our internal control over financial reporting.
Our management is responsible for establishing and maintaining adequate internal control over financial reporting. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with the applicable accounting standards, which for us, is IFRS. Upon the consummation of the Business Combination, we will be required, pursuant to Section 404, to furnish a report by management on, among other things, the effectiveness of our internal control over financial reporting as of the end of the fiscal year that coincides with the filing of our second annual report on Form 20-F. This assessment will need to include disclosures of any material weaknesses identified by our management in our internal control over financial reporting. The SEC defines a “material weakness” as a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis. In addition, our independent registered public accounting firm will be required to attest to the effectiveness of our internal control over financial reporting in our first annual report required to be filed with the SEC following the date we are no longer an “emerging growth company”.
Our management has identified material weaknesses related to (1) lack of internal auditors with experience pertaining to U.S. regulations specifically on Section 404 compliance, and (2) lack of well design and implementation controls over handling complex accounting treatments. We are in the process of implementing a number of measures to address the material weakness identified: (i) recruiting an internal auditor with experience in Sarbanes-Oxley compliance; and (ii) a comprehensive policy over accounting and financial reporting procedures and controls to improve the completeness and accuracy of our financial accounting, reporting and disclosures.
Management’s initial certification under Section 404 is expected to be required with our annual report on Form 20-F for the year ending December 31, 2023. In support of such certifications, we will be required to document and make significant changes and enhancements, including hiring personnel in necessary functions with relevant experience.
We cannot assure you that the measures we have taken to date, and actions we may take in the future, will be sufficient to remediate the control deficiencies that led to these material weaknesses in our internal control over financial reporting or that they will prevent or avoid potential future material weaknesses. We cannot assure you that all of our existing material weaknesses have been identified, or that we will not in the future identify additional material weaknesses. If we fail to maintain the adequacy of our internal control over financial reporting, as these standards are modified, supplemented or amended from time to time, we may not be able to conclude on an ongoing basis that we have effective internal control over financial reporting in accordance with Section 404.
Our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404 until the later of the year following our first annual report required to be filed with the SEC or the date we are no longer an “emerging growth company” as defined in the JOBS Act. Our remediation efforts may not enable us to avoid material weaknesses in our internal control over financial reporting in the future. In addition, after we become a public company, our reporting obligations may place a significant strain on our management, operational and financial resources and systems for the foreseeable future. We may be unable to timely complete our evaluation testing and any required remediation. As a result, we anticipate investing significant resources to enhance and maintain our financial controls, reporting system and procedures over the coming years.
At such time, our independent registered public accounting firm may issue a report that is adverse in the event it is not able to obtain sufficient appropriate evidence with the level at which our controls are documented, designed or operating.

If we fail to achieve and maintain an effective internal control environment, we may not be able to prepare and disclose, in a timely manner, our financial statements and other required disclosures, or comply with existing or new reporting requirements. Any failure to report our financial results on an accurate and timely basis could result in material misstatements in our financial statements and could also impair our ability to comply with applicable financial reporting requirements and related regulatory filings on a timely basis. As a result, our businesses, financial condition, results of operations and prospects, as well as the trading price of our issued equity instruments, including our securities, may be materially and adversely affected. Additionally, ineffective internal control over financial reporting could expose us to increased risk of fraud or misuse of corporate assets and subject us to potential delisting from the stock exchange, regulatory investigations and civil or criminal sanctions. We may also be required to restate our financial statements from prior periods.
Perfect is a holding company with no operations of its own and, as such, it depends on its subsidiaries for cash to fund its operations and expenses, including future dividend payments, if any.
As a holding company, our principal source of cash flow will be distributions or payments from our operating subsidiaries. Therefore, our ability to fund and conduct our business, service our debt and pay dividends, if any, in the future will depend on the ability of our subsidiaries to make upstream cash distributions or payments to us, which may be impacted, for example, by their ability to generate sufficient cash flow or limitations on the ability to repatriate funds whether as a result of currency liquidity restrictions, monetary or exchange controls or otherwise. Our operating subsidiaries are separate legal entities, and although they are directly or indirectly wholly owned and controlled by us, they have no obligation to make any funds available to us, whether in the form of loans, dividends or otherwise. To the extent the ability of any of our subsidiaries to distribute dividends or other payments to us is limited in any way, our ability to fund and conduct our business, service our debt and pay dividends, if any, could be harmed.
Perfect may be or become, or otherwise be treated as, a PFIC, which could result in adverse U.S. federal income tax consequences to U.S. Holders of Provident Securities receiving Perfect Securities pursuant to the Mergers.
In general, a non-U.S. corporation is a PFIC for U.S. federal income tax purposes for any taxable year in which (i) 50% or more of the average value of its assets (generally determined on the basis of a weighted quarterly average) consists of assets that produce, or are held for the production of, passive income, or (ii) 75% or more of its gross income consists of passive income. Passive income generally includes dividends, interest, royalties, rents, investment gains, net gains from the sales of property that does not give rise to any income and net gains from the sale of commodities (subject to certain exceptions, such as an exception for certain income derived in the active conduct of a trade or business). Cash and cash equivalents are passive assets. The value of goodwill will generally be treated as an active or passive asset based on the nature of the income produced in the activity to which the goodwill is attributable. For purposes of the PFIC rules, a non-U.S. corporation that owns, directly or indirectly, at least 25% by value of the stock of another corporation is treated as if it held its proportionate share of the assets of the other corporation, and received directly its proportionate share of the income of the other corporation.
Based on the expected composition of Perfect’s income and assets and the estimated value of Perfect’s assets, including goodwill, Perfect currently does not expect to be a PFIC for its taxable year ending December 31, 2022 or any future year. However, because Perfect’s PFIC status for any taxable year is an annual determination that can be made only after the end of that year and will depend on the composition of Perfect’s income and assets and the value of its assets from time to time (including the value of its goodwill, which may be determined in large part by reference to the market price of Perfect Class A Ordinary Shares from time to time, which could be volatile), there can be no assurances that Perfect will not be a PFIC for its current or any future taxable year.
If, as expected, Provident is a PFIC with respect to a U.S. Holder who exchanges Provident Securities for Perfect Securities in connection with the Mergers, the U.S. Holder did not make any of the PFIC Elections discussed further below under “Proposal No. 1—The Business Combination Proposal—Material U.S. Federal Income Tax Considerations—Tax Treatment of the Mergers—Application of the PFIC Rules to the Mergers,” and the U.S. Holder is not subject to tax on the receipt of the Perfect Securities under Section 1291(f)

of the Code or otherwise, then, although not free from doubt, Perfect may also be treated as a PFIC as to such U.S. Holder, even if Perfect is not a PFIC in its own right.
If Perfect is, or is treated as, a PFIC for any taxable year during a U.S. Holder’s holding period for Perfect Securities, the U.S. Holder generally will be subject to adverse U.S. federal income tax consequences, including increased tax liability on disposition gains and certain “excess distributions” and additional reporting requirements. As discussed below, Perfect does not intend to prepare or provide the information necessary for a U.S. Holder to make a qualified electing fund election with respect to Perfect Class A Ordinary Shares in the event that it is (or is treated as) a PFIC in a future taxable year.
U.S. Holders should consult their tax advisers regarding the application of the PFIC rules to Perfect and the risks of owning equity securities in a company that may be, or may be treated as, a PFIC. See section entitled “Proposal No. 1—The Business Combination Proposal—Material U.S. Federal Income Tax Considerations—Passive Foreign Investment Company Rules”.
Our CEO has control over key decision-making as a result of her control of a majority of the voting right of our outstanding Perfect Ordinary Shares.
Assuming that none of Provident’s existing Public Shareholders exercises their redemption rights, Alice H. Chang, our founder and CEO, is able to exercise voting rights with respect to 57.7% of the voting power of our outstanding shares through her direct and indirect holding of 16,788,718 Perfect Class B Ordinary Shares immediately after the Business Combination and therefore has the ability to control the outcome of matters submitted to our shareholders for approval, including the election of directors and any merger, consolidation, or sale of all or substantially all of our assets. This concentrated control could discourage, delay or prevent a change of control, merger, consolidation, or sale of all or substantially all of our assets that our other shareholders support, or conversely this concentrated control could result in the consummation of such a transaction that our other shareholders do not support. This concentrated control could also discourage a potential investor from acquiring Perfect Class A Ordinary Shares, each of which has one vote compared to each Perfect Class B Ordinary Share with ten votes, and might harm the trading price of Perfect Class A Ordinary Shares.
In addition, as our CEO, Ms. Chang has control over the day-to-day management and major strategic investments of our company, subject to authorization and oversight by our Board. In the event of her death, the Ordinary Shares that Ms. Chang owns will be transferred to the persons or entities that she has designated. As a Board member and officer, Ms. Chang owes a fiduciary duty to our shareholders and must act in good faith in a manner she reasonably believes to be in the best interests of our shareholders. As a shareholder, even a controlling shareholder, Ms. Chang is entitled to vote her Ordinary Shares in her own interests, which may not always be in the interests of our shareholders generally.
The grant and future exercise of registration rights may adversely affect the market price of Perfect Class A Ordinary Shares upon consummation of the Proposed Transactions.
Pursuant to the New Registration Rights Agreement to be entered into in connection with the Proposed Transactions and which is described elsewhere in this proxy statement/prospectus, the Sponsor and certain Perfect shareholders can each demand that we register their registrable securities under certain circumstances and will each have piggyback registration rights for these securities in connection with certain registrations of securities that we undertake. We will bear the cost of registering these securities.
The registration of these securities will permit the public sale of such securities. The registration and availability of such a significant number of securities for trading in the public market may have an adverse effect on the market price of Perfect Class A Ordinary Shares following the consummation of the Proposed Transactions.
After the Closing, we will be able to issue additional Perfect Class A Ordinary Shares upon the exercise of outstanding Perfect Warrants, which would increase the number of shares eligible for future resale in the public market and result in dilution to the Perfect’s shareholders.
If the Proposed Transactions are completed, the Public Warrants will convert automatically into Perfect Warrants to purchase Perfect Class A Ordinary Shares. The Perfect Warrants will become exercisable on the later of 30 days after the completion of the Proposed Transactions and one year from the closing of the IPO, and will expire at 5:00 p.m., New York City time, five years after the completion of the Proposed Transactions or earlier upon redemption or liquidation. To the extent the warrants are exercised, additional Perfect Class A Ordinary Shares will be issued, which will result in dilution to our shareholders and increase the number of Perfect Class A Ordinary Shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market or the fact that such securities may be exercised could adversely affect the market price of Perfect Class A Ordinary Shares.
The warrant agreement relating to the Perfect Warrants will provide that Perfect agrees that any action, proceeding or claim against Perfect arising out of or relating in any way to such agreement will be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and that it irrevocably submits to such jurisdiction, which will be the exclusive forum for any such action, proceeding or claim. This exclusive forum provision could limit the ability of holders of the Perfect Warrants to obtain what they believe to be a favorable judicial forum for disputes related to such agreement.
In connection with the Business Combination, Perfect will enter into an Assignment, Assumption and Amendment Agreement pursuant to which Provident will assign to Perfect all of its rights, title, interests, and liabilities and obligations in and under the Warrant Agreement, dated January 7, 2021, by and between Provident and Continental. The Warrant Agreement, as amended by the Assignment, Assumption and Amendment Agreement, will provide that, subject to applicable law, (i) any action, proceeding or claim against Perfect arising out of or relating in any way to the warrant agreement, including under the Securities Act, will be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and (ii) that Perfect irrevocably submits to such jurisdiction, which jurisdiction shall be the exclusive forum for any such action, proceeding or claim. Perfect will waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Perfect notes, however, that there is uncertainty as to whether a court would enforce this provision and that investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. Section 22 of the Securities Act creates concurrent jurisdiction for state and federal courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder.
Notwithstanding the foregoing, these provisions of the Warrant Agreement, as amended by the Assignment, Assumption and Amendment Agreement, will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America are the sole and exclusive forum. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. Any person or entity purchasing or otherwise acquiring any interest in any of the Perfect Warrants shall be deemed to have notice of and to have consented to the forum provisions in our warrant agreement. If any action, the subject matter of which is within the scope of the forum provisions of the Warrant Agreement, as amended by the Assignment, Assumption and Amendment Agreement, is filed in a court other than a court of the State of New York or the United States District Court for the Southern District of New York (a “foreign action”) in the name of any holder of the Perfect Warrants, such holder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located in the State of New York in connection with any action brought in any such court to enforce the forum provisions (an “enforcement action”), and (y) having service of process made upon such warrant holder in any such enforcement action by service upon such warrant holder’s counsel in the foreign action as agent for such warrant holder.
This choice-of-forum provision may limit a warrant holder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us, which may discourage such lawsuits. Alternatively, if a court were to find this provision of the Warrant Agreement, as amended by the Assignment, Assumption and Amendment Agreement, inapplicable or unenforceable with respect to one or more of the specified types of actions or proceedings, we may incur additional costs associated with resolving such matters in other jurisdictions, which could materially and adversely affect our business, financial condition and results of operations and result in a diversion of the time and resources of our management and Board.

Forum selection provisions in Perfect’s Articles could limit the ability of holders of Perfect Class A Ordinary Shares or other securities to obtain a favorable judicial forum for disputes with us, our directors and officers and potentially others.
Perfect’s Articles provide that the federal district courts of the United States are the exclusive forum within the United States (or, if the United States District Court for the Southern District of New York lacks subject matter jurisdiction over a particular dispute, the state courts in New York County, New York) for the resolution of any complaint asserting a cause of action arising out of or relating in any way to the federal securities laws of the United States, regardless of whether such legal suit, action, or proceeding also involves parties other than us. However, the enforceability of similar federal court choice of forum provisions has been challenged in legal proceedings in the United States, and it is possible that a court could find this type of provision to be inapplicable, unenforceable, or inconsistent with other documents that are relevant to the filing of such lawsuits. If a court were to find the federal choice of forum provision contained in Perfect’s Articles to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions. If upheld, the forum selection clause in Perfect’s Articles may limit a securityholder’s ability to bring a claim against us, our directors and officers and potentially others in his or her preferred judicial forum, and this limitation may discourage such lawsuits. In addition, the Securities Act provides that both federal and state courts have jurisdiction over suits brought to enforce any duty or liability under the Securities Act or the rules and regulations thereunder. Accepting or consent to this forum selection provision does not constitute a waiver by you of compliance with federal securities laws and the rules and regulations thereunder. You may not waive compliance with federal securities laws and the rules and regulations thereunder. The exclusive forum provision in Perfect’s Articles will not operate so as to deprive the courts of the Cayman Islands from having jurisdiction over matters relating to our internal affairs.
If we do not maintain a current and effective prospectus relating to the Perfect Class A Ordinary Shares issuable upon exercise of the Perfect Warrants issued in exchange for the Public Warrants, you will only be able to exercise such Perfect Warrants on a “cashless basis”.
If we do not maintain a current and effective prospectus relating to the Perfect Class A Ordinary Shares issuable upon exercise of the Perfect Warrants issued in exchange for the Public Warrants as part of the Proposed Transactions, at the time that holders wish to exercise such Public Warrants, they will only be able to exercise them on a “cashless basis”. As a result, the number of Perfect Class A Ordinary Shares that holders will receive upon exercise of the Public Warrants will be fewer than it would have been had such holders exercised their Perfect Warrants for cash. Under the terms of the Warrant Agreement, as amended by the Assignment, Assumption and Amendment Agreement, we will agree to use our commercially reasonable efforts to maintain a current and effective prospectus relating to the Perfect Class A Ordinary Shares issuable upon exercise of the Perfect Warrants until the expiration of the Perfect Warrants. However, we cannot assure you that we will be able to do so.
An investor will be able to exercise a Perfect Warrant only if the issuance of Perfect Ordinary Shares upon such exercise has been registered or qualified or is deemed exempt under the securities laws of the state of residence of the holder of the Perfect Warrants.
No Perfect Warrants will be exercisable for cash and we will not be obligated to issue Perfect Class A Ordinary Shares unless the shares issuable upon such exercise have been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the Perfect Warrants. At the time that the Perfect Warrants become exercisable, we expect that Perfect Class A Ordinary Shares to be listed on the Nasdaq, which would provide an exemption from registration in every state. Accordingly, we believe holders in every state will be able to exercise their Perfect Warrants as long as our prospectus relating to the Perfect Class A Ordinary Shares issuable upon exercise of the Perfect Warrants is current. However, we cannot assure you of this fact. If the Perfect Class A Ordinary Shares issuable upon exercise of the Perfect Warrants are not qualified or exempt from qualification in the states in which the holders of the Perfect Warrants reside, the Perfect Warrants may be deprived of any value, the market for the Perfect Warrants may be limited, and they may expire worthless if they cannot be sold.

Risks Related to Provident and the Proposed Transactions
Unless the context otherwise requires, all references in this subsection to “Provident,” “we,” “us,” or “our” refer to Provident.
We may not be able to complete the Proposed Transactions or any other business combination within the prescribed time frame, in which case we would cease all operations except for the purpose of winding up and we would redeem our Public Shares and thereafter commence a voluntary liquidation, in which case our Public Shareholders may receive only $10.00 per share, or less than such amount in certain circumstances, and our warrants will expire worthless.
We must complete a business combination by January 12, 2023 or amend Provident’s Articles to extend the date by which Provident must consummate an initial business combination. We may not be able to consummate the Proposed Transactions or any other business combination by that date. If we have not completed a business combination by that date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem our Public Shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of our then outstanding Public Shares, which redemption will completely extinguish our Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate or dissolve, subject in clauses (ii) and (iii) to our obligations under the laws of the Cayman Islands to provide for claims of creditors and the requirements of other applicable law. In such case, our Public Shareholders may receive only $10.00 per share, or less than $10.00 per share, on the redemption of their shares, and our warrants will expire worthless. In certain circumstances, our Public Shareholders may receive less than $10.00 per share on the redemption of their shares. See “—If third parties bring claims against us, the proceeds held in the Trust Account could be reduced and the per-share redemption amount received by shareholders may be less than $10.00 per share” and other risk factors herein.
We will incur significant transaction and transition costs in connection with the Proposed Transactions.
We have incurred and expect to incur significant, non-recurring costs in connection with consummating the Proposed Transactions. All expenses incurred in connection with the Proposed Transactions, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be for the account of the party incurring such fees, expenses and costs.
Total transaction fees and expenses of Perfect and Provident as a result of the Proposed Transactions are currently estimated at approximately $29 million, including deferred underwriting commissions to the underwriter in Provident’s IPO.
Investors of the combined company may not receive the same benefits as an investor in an underwritten public offering.
Perfect will become a publicly listed company upon the completion of the Proposed Transactions. The Proposed Transactions are not an underwritten initial public offering of Perfect’s securities and differ from an underwritten initial public offering in several significant ways, which include, but are not limited to, the following:
Like other business combinations and spin-offs, in connection with the Proposed Transactions, investors will not receive the benefits of the due diligence performed by the underwriters in an underwritten public offering. Investors in an underwritten public offering may benefit from the role of the underwriters in such an offering. In an underwritten public offering, an issuer initially sells its securities to the public market through one or more underwriters, who distribute or resell such securities to the public.
Underwriters have liability under the U.S. securities laws for material misstatements or omissions in a registration statement pursuant to which an issuer sells securities. Section 11 of the Securities Act

(“Section 11”) imposes liability on parties, including underwriters, involved in a securities offering if the registration statement contains a materially false statement or material omission. To effectively establish a due diligence defense against a cause of action brought pursuant to Section 11, a defendant, including an underwriter, carries the burden of proof to demonstrate that he or she, after reasonable investigation, believed that the statements in the registration statement were true and free of material omissions. In order to meet this burden of proof, underwriters in a registered offering typically conduct extensive due diligence of the registrant and vet the registrant’s disclosure. Due diligence entails engaging legal, financial and/or other experts to perform an investigation as to the accuracy of an issuer’s disclosure regarding, among other things, its business, prospects and financial results. In making their investment decision, investors have the benefit of such diligence in underwritten public offerings. Perfect investors must rely on the information in this proxy statement/prospectus and will not have the benefit of an independent review and investigation of the type normally performed by an independent underwriter in a public securities offering. While sponsors, private investors and management in a business combination undertake a certain level of due diligence, it is not necessarily the same level of due diligence undertaken by an underwriter in a public securities offering and, therefore, there could be a heightened risk of an incorrect valuation of Perfect’s business or material misstatements or omissions in this proxy statement/prospectus.
In addition, because there are no underwriters engaged in connection with the Proposed Transactions, prior to the opening of trading on the trading day immediately following the Closing, there will be no traditional “roadshow” or book building process, and no price at which underwriters initially sold shares to the public to help inform efficient and sufficient price discovery with respect to the initial post-closing trades. Therefore, buy and sell orders submitted prior to and at the opening of initial post-closing trading of Perfect securities will not have the benefit of being informed by a published price range or a price at which the underwriters initially sold shares to the public, as would be the case in an underwritten initial public offering. There will be no underwriters assuming risk in connection with an initial resale of Perfect securities or helping to stabilize, maintain or affect the public price of Perfect securities following the closing. Moreover, Perfect will not engage in, and has not and will not, directly or indirectly, request financial advisors to engage in any special selling efforts or stabilization or price support activities in connection with the Perfect securities that will be outstanding immediately following the Closing. In addition, since Perfect will become public through a merger, securities analysts of major brokerage firms may not provide coverage of Perfect since there is no incentive to brokerage firms to recommend the purchase of its common shares. No assurance can be given that brokerage firms will, in the future, want to conduct any offerings on Perfect’s behalf. All of these differences from an underwritten public offering of Perfect’s securities could result in a more volatile price for Perfect’s securities.
In addition, the Sponsor, certain members of Provident’s Board and its officers, as well as their respective affiliates and permitted transferees, have interests in the Proposed Transactions that are different from or are in addition to those of holders of Perfect’s securities following completion of the Proposed Transactions, and that would not be present in an underwritten public offering of Perfect’s securities. Such interests may have influenced Provident’s Board in making its recommendation that Provident shareholders vote in favor of the approval of the Business Combination Proposal and the other Proposals described in this proxy statement/prospectus.
Such differences from an underwritten public offering may present material risks to unaffiliated investors that would not exist if Perfect became a publicly listed company through an underwritten initial public offering instead of upon completion of the Business Combination.
If third parties bring claims against us, the proceeds held in the Trust Account could be reduced and the per-share redemption amount received by shareholders may be less than $10.00 per share.
Our placing of funds in the Trust Account may not protect those funds from third-party claims against us. Although we will seek to have all vendors, service providers, prospective target businesses and other entities with which we do business, except our independent registered public accounting firm, execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of our Public Shareholders, such parties may not execute such agreements, or even if they execute such agreements they may not be prevented from bringing claims against the Trust Account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against our assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, our management will perform an analysis of the alternatives available to it and will enter into an agreement with a third party that has not executed a waiver only if management believes that such third party’s engagement would be significantly more beneficial to us than any alternative.
Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third-party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where we are unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the Trust Account for any reason. Upon redemption of our Public Shares, if we are unable to complete our initial business combination within the prescribed timeframe, or upon the exercise of a redemption right in connection with our initial business combination, we will be required to provide for payment of claims of creditors that were not waived that may be brought against us within the 10 years following redemption. Accordingly, the per-share redemption amount received by our Public Shareholders could be less than the $10.00 per share initially held in the Trust Account, due to claims of such creditors. In order to protect the amounts held in the Trust Account, the Sponsor has agreed it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third-party, then the Sponsor will not be responsible to the extent of any liability for such third-party claims. We have not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and we have not asked the Sponsor to reserve for such indemnification obligations. Therefore, we cannot assure you that the Sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the Trust Account, the funds available for our initial business combination and redemptions could be reduced to less than $10.00 per public share. In such event, we may not be able to complete our initial business combination, and you would receive such lesser amount per share in connection with any redemption of your Public Shares. None of our officers or directors will indemnify us for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.
Our directors may decide not to enforce the indemnification obligations of the Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to our Public Shareholders.
In the event that the proceeds in the Trust Account are reduced below the lesser of (i) $10.00 per share or (ii) other than due to the failure to obtain such waiver, such lesser amount per share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, and the Sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against the Sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on its behalf against the Sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the Trust Account available for distribution to our Public Shareholders may be reduced below $10.00 per share.
If we are unable to consummate our initial business combination by January 12, 2023, or during an extension period, our Public Shareholders may be forced to wait beyond the 10-business-day period thereafter before redemption from our Trust Account.
If we are unable to consummate our initial business combination by January 12, 2023, or during an extension period, we will, as promptly as reasonably possible but not more than 10 business days thereafter, redeem all our Public Shares then outstanding at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account not previously released to us to pay our taxes, if any, less up to $100,000 of interest for our dissolution expenses, divided by the number of our then outstanding Public Shares and cease all operations except for the purposes of winding up our affairs by way of a voluntary liquidation, as further described herein. Any redemption of our Public Shareholders from the Trust Account shall be effected automatically by function of our amended and restated memorandum and articles of association prior to our commencing any voluntary liquidation. If we are required to liquidate prior to distributing the aggregate amount then on deposit in the Trust Account, then such winding up, liquidation and distribution must comply with the applicable provisions of the Companies Act. In that case, investors may be forced to wait beyond the 10 business days following January 12, 2023, or the expiry of an extension period, before the redemption proceeds of our Trust Account become available to them, and they receive the return of their portion of the proceeds from our Trust Account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless, prior thereto, we consummate our initial business combination or amend certain provisions of our amended and restated memorandum and articles of association and then only in cases where investors have sought to redeem their Public Shares. Only upon our redemption or any liquidation will our Public Shareholders be entitled to distributions if we are unable to complete our initial business combination.
If deemed to be insolvent, distributions made to our Public Shareholders, or part of them, from our Trust Account may be subject to claw back in certain circumstances.
If we do not complete our initial business combination by January 12, 2023, or during an extension period, and instead distribute the aggregate amount then on deposit in the Trust Account (less interest previously released to us to pay taxes, if any, and less up to $100,000 in interest reserved for expenses in connection with our dissolution) to our Public Shareholders by way of redemption, it will be necessary for our directors to pass a board resolution approving the redemption of those Public Shares and the payment of the proceeds to our Public Shareholders. Such board resolutions are required to confirm that we satisfy the solvency test prescribed by the Companies Act (namely that our assets exceed our liabilities, and that we are able to pay our debts as they fall due). If, after the redemption proceeds are paid to our Public Shareholders, it transpires that our financial position at the time was such that it did not satisfy the solvency test, the Companies Act provides a mechanism by which those proceeds could be recovered from our Public Shareholders. However, the Companies Act also provides for circumstances where such proceeds could not be subject to claw back, namely where (a) our Public Shareholders received the proceeds in good faith and without knowledge of our failure to satisfy the solvency test; (b) a Public Shareholder altered its position in reliance of the validity of the payment of the proceeds; or (c) it would be unfair to require repayment of the proceeds in full or at all.
If, before distributing the proceeds in the Trust Account to our Public Shareholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of our shareholders and the per-share amount that would otherwise be received by our shareholders in connection with our liquidation may be reduced.
If, before distributing the proceeds in the Trust Account to the Public Shareholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any bankruptcy claims deplete the Trust Account, the per-share amount that would otherwise be received by our shareholders in connection with its liquidation may be reduced.
Our Public Shareholders may be held liable for claims by third parties against us to the extent of distributions received by them upon redemption of their Public Shares.
If we are forced to enter into an insolvent liquidation, any distributions received by our Public Shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, we were unable to pay our debts as they fall due in the ordinary course of business. As a result, a liquidator could seek to recover all amounts received by our shareholders.

Furthermore, our directors may be viewed as having breached their fiduciary duties to us or our creditors and/or may have acted in bad faith, and thereby exposed themselves and us to claims, by paying Public Shareholders from the Trust Account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons. We and our directors and officers who knowingly and willfully authorized or permitted any distribution to be paid out of our share premium account while it was unable to pay its debts as they fall due in the ordinary course of business would be guilty of an offense and may be liable for a fine of $1,500 and to imprisonment for five years in the Cayman Islands.
If, after we distribute the proceeds in the Trust Account to our Public Shareholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, a bankruptcy court may seek to recover such proceeds, and the members of our Board may be viewed as having breached their fiduciary duties to our creditors, thereby exposing the members of our Board and us to claims of punitive damages.
If, after we distribute the proceeds in the Trust Account to our Public Shareholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by shareholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance”. As a result, a bankruptcy court could seek to recover all amounts received by our shareholders. In addition, our Board may be viewed as having breached its fiduciary duty to our creditors and/or having acted in bad faith, thereby exposing itself and us to claims of punitive damages, by paying Public Shareholders from the Trust Account prior to addressing the claims of creditors.
Because each of Provident and Perfect is incorporated under the laws of the Cayman Islands, you may face difficulties in protecting your interests, and your ability to protect your rights through the U.S. federal courts may be limited.
Provident and Perfect are exempted companies incorporated under the laws of the Cayman Islands. As a result, it may be difficult for Public Shareholders, or shareholders of Perfect following the Proposed Transactions, to effect service of process within the United States upon the directors or executive officers of Provident or Perfect, or enforce judgments obtained in the United States courts against the directors or officers of Provident or Perfect.
The corporate affairs of Provident and Perfect are governed by their respective amended and restated memorandum and articles of association, the Companies Act and the common law of the Cayman Islands. The rights of shareholders to take action against the directors, actions by minority shareholders and the fiduciary duties of the directors of Provident and Perfect under Cayman Islands law are to a large extent governed by the common law of the Cayman Islands. The common law of the Cayman Islands is derived in part from comparatively limited judicial precedent in the Cayman Islands as well as from English common law, the decisions of whose courts are of persuasive authority, but are not binding on a court in the Cayman Islands. The rights of Provident and Perfect shareholders and the fiduciary duties of Provident and Perfect directors under Cayman Islands law are different from what they would be under statutes or judicial precedent in some jurisdictions in the United States. In particular, the Cayman Islands has a less prescriptive body of securities laws as compared to the United States, and certain states, such as Delaware, may have more fully developed and judicially interpreted bodies of corporate law. In addition, shareholders of Cayman Islands companies may not have standing to initiate a shareholders’ derivative action in a federal court of the United States.
Shareholders of Cayman Islands exempted companies like Provident and Perfect have no general rights under Cayman Islands law to inspect corporate records (other than such company’s memorandum and articles of association, special resolutions, and register of mortgages and charges), or to obtain copies of the register of members of these companies. Provident and Perfect directors have discretion under their respective articles of association to determine whether or not, and under what conditions, their corporate records may be inspected by their shareholders, but are not obliged to make them available to their shareholders. This may make it more difficult for you to obtain the information needed to establish any facts necessary for a shareholder motion or to solicit proxies from other shareholders in connection with a proxy contest.

The courts of the Cayman Islands are unlikely (i) to recognize or enforce against Provident or Perfect judgments of courts of the United States predicated upon the civil liability provisions of the federal securities laws of the United States or any state, and (ii) in original actions brought in the Cayman Islands, to impose liabilities against Provident or Perfect predicated upon the civil liability provisions of the federal securities laws of the United States or any state, so far as the liabilities imposed by those provisions are penal in nature. In those circumstances, although there is no statutory enforcement in the Cayman Islands of judgments obtained in the United States, the courts of the Cayman Islands will recognize and enforce a foreign money judgment of a foreign court of competent jurisdiction without retrial on the merits based on the principle that a judgment of a competent foreign court imposes upon the judgment debtor an obligation to pay the sum for which judgment has been given provided certain conditions are met. For a foreign judgment to be enforced in the Cayman Islands, such judgment must be final and conclusive and for a liquidated sum, and must not be in respect of taxes or a fine or penalty, inconsistent with a Cayman Islands judgment in respect of the same matter, impeachable on the grounds of fraud or obtained in a manner, or be of a kind the enforcement of which is, contrary to natural justice or the public policy of the Cayman Islands (awards of punitive or multiple damages may well be held to be contrary to public policy). A Cayman Islands court may stay enforcement proceedings if concurrent proceedings are being brought elsewhere.
As a result of all of the above, the Public Shareholders, or shareholders of Perfect following the Proposed Transactions, may have more difficulty in protecting their interests in the face of actions taken by their management, members of their respective Boards or their controlling shareholders than they would as public shareholders of a United States company.
The Initial Shareholders have agreed to vote in favor of the Proposed Transactions, regardless of how our Public Shareholders vote.
Unlike many other blank check companies in which the initial shareholders agree to vote their founder shares in accordance with the majority of the votes cast by the Public Shareholders in connection with an initial business combination, the Initial Shareholders have agreed to vote their Founder Shares, as well as any Provident ordinary shares purchased after the IPO, in favor of the Proposed Transactions, and own approximately 20% of the outstanding Provident ordinary shares. Accordingly, it is more likely that the necessary shareholder approval to complete the Proposed Transactions will be received than would be the case if the Initial Shareholders agreed to vote their Provident ordinary shares in accordance with the majority of the votes cast by our Public Shareholders.
The Sponsor and our executive officers and directors have potential conflicts of interest in recommending that shareholders vote in favor of approval of the Business Combination Proposal and approval of the other Proposals described in this proxy statement/prospectus.
When you consider the recommendation of Provident’s Board in favor of approval of the Business Combination Proposal, you should keep in mind that Provident’s Initial Shareholders, including its directors and executive officers, have interests in such proposal that are different from, or in addition to, your interests as a shareholder or warrant holder. These interests include, among other things:
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If the Business Combination or another business combination is not consummated by January 12, 2023 (or a later date approved by Provident’s shareholders pursuant to Provident’s Articles), Provident will cease all operations, except for the purpose of winding up, redeem 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining shareholders and Provident’s Board, dissolve and liquidate. On the other hand, if the Business Combination is consummated, each outstanding Provident Ordinary Share will be converted into one Perfect Class A Ordinary Share, subject to adjustment described herein.

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If Provident is unable to complete a business combination within the required time period, the Sponsor will be liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Provident for services rendered or contracted for or for products sold to Provident, but only if such a vendor or target business has not executed a waiver. If Provident consummates a business combination, on the other hand, Provident will be liable for all such claims.

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Prior to the consummation of the Initial Public Offering, on October 28, 2020, the Sponsor purchased an aggregate of 5,750,000 Founder Shares for $25,000, or $0.004 per share. The Sponsor subsequently transferred 312,500 Founder Shares to Ward Ferry for no cash consideration concurrently with the closing of the Initial Public Offering pursuant to the Forward Purchase Agreement and an aggregate of 110,000 Founder Shares to three independent directors and two advisors of Provident. Such Founder Shares would become worthless if Provident does not complete a business combination within the required time period, as the Initial Shareholders waived any right to redemption with respect to these shares without receiving any consideration for such waiver. Such shares have an aggregate market value of approximately $[    ] based on the closing price of the Provident Class A Ordinary Shares of $[    ] on the Nasdaq on [    ], 2022, the Record Date for the Meeting.

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Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 6,600,000 Private Placement Warrants in a private placement of Provident, generating gross proceeds to Provident of $6,600,000. The Private Placement Warrants would become worthless if Provident does not complete a business combination within the required time period. Such warrants have an aggregate market value of approximately $[    ] based on the closing price of the Public Warrants of $[     ] on the Nasdaq on [    ], 2022, the Record Date for the Meeting.

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In connection with the FPA Investment, an affiliate of the Sponsor has agreed to subscribe for 2,000,000 Provident Class A Ordinary Shares that are exchangeable for 2,000,000 Perfect Class A Ordinary Shares in the Business Combination.

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Provident’s Initial Shareholders, including its Sponsor, officers and directors, and their respective affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Provident’s behalf, such as identifying and investigating possible business targets and business combinations. However, if Provident fails to consummate a business combination within the required period, they will not have any claim against the Trust Account for reimbursement. Accordingly, Provident may not be able to reimburse these expenses if the Business Combination with Perfect or another business combination is not completed by January 12, 2023 (or a later date approved by Provident’s shareholders pursuant to Provident’s Articles). As of the date of this proxy statement/prospectus, there are no unpaid reimbursable expenses.

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The Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate.

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Given the difference between the purchase price that the Sponsor paid for the Founder Shares and the price of the Public Shares and considering that the Sponsor would receive a substantial amount of Perfect Class A Ordinary Shares in connection with the Proposed Transactions, the Sponsor and its affiliates can earn a positive rate of return on their investment, even if other shareholders experience a negative rate of return in the post-Business Combination company.

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The current directors and officers of Provident will continue to be indemnified by Provident and will continue to be covered by the directors’ and officers’ liability insurance after the Business Combination.

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Since its inception, the Sponsor has made loans from time to time to Provident to fund certain capital requirements. As of the date of this proxy statement/prospectus, no amount of these loans is outstanding. In addition, the Sponsor is entitled to the monthly payment of up to $10,000 for administrative support services until the completion of a business combination or liquidation of Provident. As of the date of this proxy statement/prospectus, no amount of such payment is outstanding.

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Michael Aw, director, Chief Executive Officer and Chief Financial Officer of Provident and a director of the Sponsor, will be a member of Perfect’s Board following the Closing and, therefore, in the future, Mr. Aw could receive cash fees, share options or share-based awards that Perfect’s Board determines to pay to its non-executive directors.

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Provident’s Articles contain a waiver of the corporate opportunity doctrine. With such waiver, there could be business combination targets that may be suitable or worth consideration for a combination with Provident but not offered due to a Provident director’s duties to another entity. Provident does not believe that the potential conflict of interest relating to the waiver of the corporate opportunities doctrine in Provident’s Articles impacted its search for an acquisition target and Provident was not prevented from reviewing any opportunities as a result of such waiver.
These interests may influence Provident’s directors in making their recommendation to vote in favor of the Business Combination Proposal and the other Proposals described in this proxy statement/prospectus included herein. You should also read the section entitled “Summary of the Proxy Statement/Prospectus—The Proposed Transactions”.
The shares beneficially owned by the Sponsor, our officers and our directors will not participate in liquidation distributions and, therefore, our officers and directors may have a conflict of interest in determining whether a particular target business is appropriate for our initial business combination.
The Sponsor and officers and directors of Provident have entered into a letter agreement with us, pursuant to which they, as the Initial Shareholders, have agreed to waive their redemption rights with respect to their Founder Shares and any of our Public Shares that they may acquire in connection with the completion of the Proposed Transactions or any other initial business combination. The Initial Shareholders have also waived their right to receive distributions with respect to their Founder Shares upon our liquidation if we are unable to consummate an initial business combination. Accordingly, the Founder Shares will be worthless if we do not consummate an initial business combination. The Private Placement Warrants and any other Provident Warrants the Sponsor or Provident’s directors and officers acquire will also be worthless if we do not consummate an initial business combination. The personal and financial interests of the Sponsor, officers and directors may influence their motivation in timely identifying and selecting a target business and completing a business combination, especially if the Proposed Transactions are not approved. Consequently, our directors’ and officers’ discretion in identifying and selecting a suitable target business may result in a conflict of interest when determining whether the terms, conditions and timing of a particular business combination are appropriate and in our shareholders’ best interest.
The exercise of discretion by Provident’s directors and officers in agreeing to changes to the terms of or waivers of closing conditions in the Business Combination Agreement may result in a conflict of interest when determining whether such changes to the terms of the Business Combination Agreement or waivers of conditions are appropriate and in the best interests of Provident securityholders.
In the period leading up to the Closing, other events may occur that, pursuant to the Business Combination Agreement, would require Provident to agree to amend the Business Combination Agreement, to consent to certain actions or to waive rights that Provident is entitled to under the Business Combination Agreement. Such events could arise because of changes in the course of Perfect’s business, a request by Perfect to undertake actions that would otherwise be prohibited by the terms of the Business Combination Agreement, the occurrence of events that would have a material adverse effect on Perfect’s business and would entitle us to terminate the Business Combination Agreement, or other reasons. In any of such circumstances, it would be in Provident’s discretion, acting through its Board, to grant Provident’s consent or waive its rights.
The existence of the financial and personal interests of the directors described elsewhere in this proxy statement/prospectus may result in a conflict of interest on the part of one or more of the directors between what they may believe is best for Provident and its securityholders and what they may believe is best for themselves or their respective affiliates in determining whether or not to take the requested action. As of the date of this proxy statement/prospectus, Provident does not believe there will be any changes or waivers that its directors and officers would be likely to make after shareholder approval of the Proposed Transactions has been obtained. While certain changes could be made without further shareholder approval, if there is a change to the terms of the transaction that would have a material impact on the shareholders, Provident will be required to circulate a new or amended proxy statement/prospectus or supplement thereto and resolicit the vote of its shareholders with respect to the Proposed Transactions.
Provident’s Board did not obtain a fairness opinion in determining whether or not to proceed with the Proposed Transactions and, as a result, the terms may not be fair from a financial point of view to the Public Shareholders.
In analyzing the Proposed Transactions, Provident’s Board conducted significant due diligence on the Company. For a complete discussion of the factors utilized by Provident’s Board in approving the Proposed

Transactions, see the section entitled, “Proposal No. 1—The Business Combination Proposal—Reasons for the Approval of the Proposed Transactions” Provident’s Board believes, because of the financial skills and background of its directors, it was qualified to conclude that the Proposed Transactions were fair from a financial perspective to its shareholders and that the Company’s fair market value was at least 80% of Provident’s net assets (excluding deferred underwriting discounts and commissions). Notwithstanding the foregoing, as is customary for a transaction of this nature that is on arm’s-length commercial terms, Provident’s Board did not obtain a fairness opinion to assist it in its determination. Accordingly, investors will be relying solely on the judgment of Provident’s Board in valuing the Company’s business, and Provident’s Board may be incorrect in its assessment of the Proposed Transactions. The lack of a fairness opinion may also lead an increased number of Public Shareholders to vote against the Business Combination Proposal or demand redemption of their shares for cash, which could potentially impact Provident’s ability to consummate the Proposed Transactions or materially and adversely affect Perfect’s liquidity following the consummation of the Proposed Transactions.
Since the Sponsor and our executive officers and directors will not be eligible to be reimbursed for their out-of-pocket expenses if a business combination is not completed, a conflict of interest may arise in determining whether a particular business combination target is appropriate for a business combination.
At the closing of our initial business combination, the Sponsor and our executive officers and directors, and any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred in connection with activities on our behalf. These financial interests of the Sponsor and our executive officers and directors may influence their motivation in identifying and selecting a target business combination and completing the Proposed Transactions.
Provident’s and Perfect’s ability to consummate the Proposed Transactions, and the operations of Perfect following the Proposed Transactions, may be materially adversely affected by the recent coronavirus (COVID-19) pandemic.
In December 2019, a respiratory illness caused by a novel strain of coronavirus, SARS-CoV2, causing the Coronavirus Disease 2019, also known as COVID-19 or coronavirus, emerged. On January 30, 2020, the World Health Organization declared the outbreak of COVID-19 a “Public Health Emergency of International Concern”. On January 31, 2020, the U.S. Department of Health and Human Services declared a public health emergency for the United States, to aid the United States, and on March 11, 2020, the World Health Organization characterized the COVID-19 outbreak as a pandemic.
The COVID-19 pandemic has resulted, and other infectious diseases could result, in a widespread health crisis that has adversely affected and could continue to adversely affect the economies and financial markets worldwide, which may delay or prevent the consummation of the Proposed Transactions, and the business of Perfect, following the Proposed Transactions, could be materially and adversely affected. The extent of such impact will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions to contain COVID-19 or treat its impact, among others.
The disruptions posed by COVID-19 have continued, and other matters of global concern may continue, for an extensive period of time, and Provident’s and Perfect’s ability to consummate the Proposed Transactions and Perfect’s financial condition and results of operations following the Proposed Transactions may be materially adversely affected. Each of Provident and Perfect may also incur additional costs due to delays caused by COVID-19, which could adversely affect Perfect’s financial condition and results of operations.
Provident’s warrants are accounted for as liabilities and the changes in value of our warrants could have a material effect on our financial results.
On April 12, 2021, the staff of the SEC issued a statement (the “SEC Statement”) regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special

Purpose Acquisition Companies (“SPACs”),” wherein the staff of the SEC expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to being treated as equity. Specifically, the SEC Statement focused on certain settlement terms and provisions related to certain tender offers following a business combination, which terms are similar to those contained in the warrant agreement governing Provident’s warrants. As a result of the SEC Statement, we re-evaluated the accounting treatment of our warrants, and pursuant to the guidance in ASC 815, Derivatives and Hedging (“ASC 815”), determined the warrants should be classified as derivative liabilities measured at fair value on our balance sheet, with any changes in fair value to be reported each period in earnings on our statement of operations.
As a result of the recurring fair value measurement, our financial statements may fluctuate quarterly, based on factors which are outside of our control. Due to the recurring fair value measurement, we expect that we will recognize non-cash gains or losses on our warrants each reporting period and that the amount of such gains or losses could be material.
Provident identified a material weakness in its internal control over financial reporting as of March 31, 2021, June 30, 2021, September 30, 2021 and December 31, 2021. If Provident is unable to develop and maintain an effective system of internal control over financial reporting, Provident may not be able to accurately report its financial results in a timely manner, which may adversely affect investor confidence in Provident and materially and adversely affect its business and operating results.
As required by Rules 13a-15 and 15d-15 under the Exchange Act, our principal executive and financial officer carried out an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures as of March 31, 2021, June 30, 2021, September 30, 2021 and December 31, 2021. Based upon his evaluation, our Chief Executive Officer concluded that our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) were not effective as of March 31, 2021, June 30, 2021, September 30, 2021 and December 31, 2021, due solely to the material weakness in internal controls related to accounting for complex transactions. In connection with the Initial Public Offering, our management has identified errors related to the reclassification of certain portion of permanent equity to temporary equity and errors relating to the accounting for Provident Warrants and securities to be issued pursuant to Forward Purchase Agreements. Due solely to the events that led to our restatement of previously issued financial statement for the quarter ended March 31, 2021, management has identified a material weakness in internal controls related to accounting for complex transactions. In light of this material weakness, we performed additional analysis as deemed necessary to ensure that our financial statements were prepared in accordance with U.S. generally accepted accounting principles. Accordingly, management believes that the financial statements included in this registration statement on Form F-4 and the proxy statement/prospectus included herein present fairly in all material respects our financial position, results of operations and cash flows for the period presented.
A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected and corrected on a timely basis.
To address the material weakness, management has devoted, and plans to continue to devote, significant effort and resources to the remediation and improvement of its internal control over financial reporting and to provide processes and controls over the internal communications within Provident, financial advisors and other third-party professionals. Management has implemented remediation steps to address the material weakness and to improve our internal control over financial reporting. Specifically, we expanded and improved our review process for complex securities and related accounting standards. We plan to further improve this process by enhancing access to accounting literature, identification of third-party professionals with whom to consult regarding complex accounting applications and consideration of additional staff with the requisite experience and training to supplement existing accounting professionals. The elements of our remediation plan can only be accomplished over time, and we can offer no assurance that these initiatives will ultimately have the intended effects.
We do not expect that our disclosure controls and procedures will prevent all errors and all instances of fraud. Disclosure controls and procedures, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the disclosure controls and procedures are met.

Further, the design of disclosure controls and procedures must reflect the fact that there are resource constraints, and the benefits must be considered relative to their costs. Because of the inherent limitations in all disclosure controls and procedures, no evaluation of disclosure controls and procedures can provide absolute assurance that we have detected all our control deficiencies and instances of fraud, if any. The design of disclosure controls and procedures also is based partly on certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions.
Effective internal controls are necessary for Provident to provide reliable financial reports and prevent fraud. Provident continues to evaluate steps to remediate the material weakness. These remediation measures may be time consuming and costly and there is no assurance that these initiatives will ultimately have the intended effects.
As we continue to evaluate and improve our financial reporting process, we may take additional actions to modify certain of the remediation measures described above. If we identify any new material weaknesses in the future, any such newly identified material weakness could limit our ability to prevent or detect a misstatement of our accounts or disclosures that could result in a material misstatement of our annual or interim financial statements. In such case, we may be unable to maintain compliance with securities law requirements regarding timely filing of periodic reports in addition to applicable stock exchange listing requirements, investors may lose confidence in our financial reporting and our stock price may decline as a result. We cannot assure you that the measures we have taken to date, or any measures we may take in the future, will be sufficient to avoid potential future material weaknesses.
We, and following the Proposed Transactions, Perfect, may face litigation and other risks as a result of the material weakness in our internal control over financial reporting.
As a result of the material weakness in our internal control over financial reporting described above, the change in accounting for the warrants, and other matters raised or that may in the future be raised by the SEC, we face potential for litigation or other disputes which may include, among others, claims invoking the federal and state securities laws, contractual claims or other claims arising from the material weakness in our internal control over financial reporting and the preparation of our financial statements. As of the date of this proxy statement/prospectus, we have no knowledge of any such litigation or dispute. However, we can provide no assurance that such litigation or dispute will not arise in the future. Any such litigation or dispute, whether successful or not, could have a material adverse effect on our business, results of operations and financial condition or our ability to complete the Proposed Transactions.
U.S. Holders of Provident Class A Ordinary Shares and Public Warrants may be required to recognize gain for U.S. federal income tax purposes regardless of whether the Mergers qualify as a Reorganization for U.S. federal income tax purposes.
As discussed in more detail below under “Proposal No. 1—The Business Combination Proposal—Material U.S. Federal Income Tax Considerations—Tax Treatment of the Mergers,” Provident and Perfect intend to treat the Mergers, taken together, as a Reorganization. If this treatment applies, U.S. Holders will generally not recognize gain or loss for U.S. federal income tax purposes on the exchange of Provident Securities for Perfect Securities pursuant to the Mergers, subject to the discussion contained herein regarding U.S. Holders that receive cash in connection with the exercise of their redemption rights and the application of the PFIC rules. However, there are significant factual and legal uncertainties as to whether the Mergers will qualify as a Reorganization. Moreover, qualification of the Mergers as a Reorganization is based on facts which will not be known until or following the closing of the Business Combination, the closing of the Business Combination is not conditioned upon the receipt of an opinion of counsel that the Mergers qualify as a Reorganization, and neither Provident nor Perfect intends to request a ruling from the IRS regarding the U.S. federal income tax treatment of the Mergers. Therefore no assurance can be given that the IRS will not assert that the Mergers do not qualify as a Reorganization or that a court will not sustain a challenge by the IRS.
If the Mergers do not qualify as a Reorganization, then a U.S. Holder that exchanges its Provident Securities for Perfect Securities pursuant to the Mergers will be required to recognize gain or loss equal to the difference between (i) the fair market value of Perfect Securities received in the Mergers and (ii) the U.S.

Holder’s adjusted tax basis in the Provident Securities exchanged in the Mergers. The character of such gain will depend on the application of the PFIC rules discussed below and whether the U.S. Holder has made a PFIC Election (as defined below) with respect to its Provident Class A Ordinary Shares.
In addition, even if the Mergers do qualify as a Reorganization, proposed Treasury Regulations promulgated under Section 1291(f) of the Code (which have a retroactive effective date) generally require that, unless certain elections have been made by a U.S. Holder, a U.S. Holder who disposes of stock of a PFIC must recognize gain equal to the excess of the fair market value of such PFIC stock over its adjusted tax basis, notwithstanding any other provision of the Code. Provident believes that it will be considered a PFIC for its current taxable year, which will end as a result of the Mergers. As a result, if these proposed Treasury Regulations are finalized in their current form, or if the IRS successfully asserts that Section 1291(f) of the Code is self-executing notwithstanding the absence of final or temporary Treasury Regulations, a U.S. Holder of Provident Class A Ordinary Shares may be required to recognize gain under the PFIC rules on the exchange of Provident Class A Ordinary Shares for Perfect Class A Ordinary Shares pursuant to the Mergers unless such U.S. Holder makes (or has made) the PFIC Elections discussed further below under “Proposal No. 1—The Business Combination Proposal—Material U.S. Federal Income Tax Considerations—Tax Treatment of the Mergers—Application of the PFIC Rules to the Mergers”. The tax on any such gain would be imposed at the rate applicable to ordinary income and an interest charge would apply based on a complex set of rules. It is difficult to predict whether such proposed regulations will be finalized and whether, in what form, and with what effective date, other final Treasury Regulations under Section 1291(f) of the Code may be adopted. Further, it is not clear whether any such regulations would apply to the Public Warrants. If Section 1291(f) were to apply to the Public Warrants, then a U.S. Holder may recognize gain that is subject to the PFIC rules described above upon an exchange of Public Warrants for Perfect Warrants. For a more complete discussion of the potential application of the PFIC rules to U.S. Holders as a result of the Mergers, see the section entitled “Proposal No. 1—The Business Combination Proposal—Material U.S. Federal Income Tax Considerations—Tax Treatment of the Mergers—Application of the PFIC Rules to the Mergers”.
Lastly, Section 367 of the Code and the Treasury Regulations promulgated thereunder, in certain circumstances described below, impose additional requirements for a U.S. Holder to qualify for tax-deferred treatment under Section 368 of the Code with respect to the exchange of Provident Securities in the Mergers. Specifically, a U.S. Holder that is a “five-percent transferee shareholder” with respect to Perfect may be required to enter into a gain recognition agreement with respect to the transfer of its Provident Securities in order to obtain non-recognition treatment in the Mergers.
In general, a “five-percent transferee shareholder” is a U.S. Holder who holds Provident Securities and will own directly, indirectly or constructively through attribution rules, at least five percent of either the total voting power or total value of Perfect Ordinary Shares immediately after the Business Combination. The attribution rules for determining ownership are complex, and neither Provident nor Perfect can offer any assurance that a U.S. Holder will not be a five-percent transferee shareholder based on its particular facts and circumstances. If you believe you could become a five-percent transferee shareholder of Perfect, you may be subject to U.S. federal income tax rules that cause income to be recognized as a result of the Mergers and you are urged to consult your tax advisor about the special rules and time-sensitive tax procedures, including a requirement to file a gain recognition agreement under Section 367 of the Code and an IRS Form 926 (Return by a U.S. Transferor of Property to a Foreign Corporation) with respect to the Business Combination, that may be required to obtain non-recognition treatment in the Mergers.
U.S. Holders of Provident Securities are urged to consult their own tax advisors to determine the tax consequences of the Business Combination, including the consequences if the Mergers do not qualify as a Reorganization, the application of the PFIC rules and the application of Section 367 of the Code to their specific situation in connection with the Business Combination.
Risks Related to Redemptions of Public Shares
If a shareholder fails to receive notice of Provident’s offer to redeem the Public Shares in connection with the Proposed Transactions, such shares may not be redeemed.
This proxy statement/prospectus describes the various procedures that must be complied with in order to validly tender or redeem the Public Shares. For example, Public Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent at least two business days prior to the vote on the proposal to approve the Proposed Transactions, or to deliver their shares to the transfer agent electronically. In the event that a Public Shareholder fails to comply with these or any other procedures, its shares may not be redeemed.
You will not have any rights or interests in funds from the Trust Account, except under certain limited circumstances. To liquidate your investment, therefore, you may be forced to sell your Public Shares and/or Public Warrants, potentially at a loss.
Public Shareholders will be entitled to receive funds from the Trust Account only upon the earlier to occur of: (i) the completion of the Proposed Transactions (or an alternative initial business combination if the Proposed Transactions are not consummated for any reason), and then only in connection with those Public Shares that such shareholder properly elected to redeem; (ii) the redemption of any Public Shares properly tendered in connection with a shareholder vote to amend Provident’s Articles (A) to modify the substance or timing of Provident’s obligation to allow redemption in connection with our initial business combination or to redeem 100% of the Public Shares if we do not complete an initial business combination by January 12, 2023 (or a later date approved by Provident’s shareholders pursuant to Provident’s Articles) or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (iii) the redemption of the Public Shares if Provident has not completed an initial business combination by January 12, 2023 (or a later date approved by Provident’s shareholders pursuant to Provident’s Articles), subject to applicable law and as further described herein. Public Shareholders who redeem their Public Shares in connection with a shareholder vote described in clause (ii) in the preceding sentence shall not be entitled to funds from the Trust Account upon the subsequent completion of an initial business combination or liquidation if Provident has not completed the Proposed Transactions by January 12, 2023 (or a later date approved by Provident’s shareholders pursuant to Provident’s Articles), with respect to such Public Shares so redeemed. In no other circumstances will a Public Shareholder have any right or interest of any kind in the Trust Account. Holders of Public Warrants will not have any right to the proceeds held in the Trust Account with respect to the Public Warrants. Accordingly, to liquidate your investment, you may be forced to sell your Public Shares or Public Warrants, potentially at a loss.
There is no guarantee that a Public Shareholder’s decision whether to redeem their shares for a pro rata portion of the Trust Account will put such shareholder in a better future economic position.
No assurance can be given as to the price at which a Public Shareholder may be able to sell the Perfect Ordinary Shares in the future following the completion of the Business Combination. Certain events following the consummation of the Business Combination may cause an increase in Perfect’s share price, and may result in a lower value realized now than a Public Shareholder might realize in the future had the Public Shareholder not elected to redeem his, her or its Public Shares. Similarly, if a Public Shareholder does not redeem his, her or its shares, such shareholder will bear the risk of ownership of Perfect Ordinary Shares after the consummation of the Business Combination, and there can be no assurance that a shareholder can sell his, her or its Perfect Ordinary Shares in the future for a greater amount than the redemption price set forth in this proxy statement/prospectus. Any Public Shareholder should consult his, her or its own tax and/or financial advisor for assistance on how this may affect its individual situation.
Provident believes that it will be a PFIC, which could result in adverse U.S. federal income tax consequences to U.S. investors who exercise their right to redeem the Public Shares.
Provident believes that it will be a PFIC with respect to its current taxable year. In that case, the U.S. federal income tax treatment of any income or gain recognized by a U.S. Holder that exercises its redemption rights will depend on the application of the PFIC rules discussed below and whether the U.S. Holder has made a PFIC Election (as defined below) with respect to its Provident Class A Ordinary Shares. In addition, it is possible that the redemption of Provident Class A Ordinary Shares could be integrated with the Mergers for U.S. federal income tax purposes, in which case the redemption would be treated in the manner described below under “Proposal No. 1—The Business Combination Proposal—Material U.S. Federal Income Tax Considerations—Tax Treatment of the Mergers—Consequences of the Mergers Being Treated as a Reorganization”. For a more complete discussion of the U.S. federal income tax considerations of an exercise of redemption rights by a U.S. Holder, see the sections entitled “Proposal No. 1—The Business Combination Proposal—Material U.S. Federal Income Tax Considerations—Redemption of Provident Class A Ordinary Shares” and “Proposal No. 1—The Business Combination Proposal—Material U.S. Federal Income Tax Considerations—Passive Foreign Investment Company Rules”.
Risks Related to Provident’s Location in Hong Kong
Sudden or unexpected changes in any government policies, laws and regulations could have a material adverse effect on the Business Combination.
The PRC government has significant oversight and discretion over the conduct of a PRC company’s business and may intervene with or influence its operations, with limited notice, as the government deems appropriate to further regulatory, political and societal goals. Any such action, once taken by the PRC government towards a company with Hong Kong nexus as Provident locates in Hong Kong, even if Perfect does not have any substantive operations in mainland China, could significantly limit or completely hinder our ability to consummate the Business Combination or Perfect’s ability to offer or continue to offer securities to investors and cause the value of such securities to significantly decline or, in extreme cases, become worthless.
Implementation of the National Security Law in Hong Kong involves uncertainty, and the recent policy pronouncements by the PRC government regarding business activities of U.S.-listed Chinese businesses may negatively impact Provident and the Business Combination progress.
On June 30, 2020, China’s top legislature unanimously passed a new National Security Law for Hong Kong. Similar to other PRC’s laws and regulations, the interpretation of the National Security Law involves a degree of uncertainty. Recently, the PRC government announced that it would step up supervision of overseas listed Chinese businesses. Under the new measures, China will enhance regulation of cross-border data flows and security, crack down on illegal activity in the securities market and punish fraudulent securities issuance, market manipulation and insider trading. China will also check sources of funding for securities investment and control leverage ratios. Currently these laws (other than the National Security Law) are expected to apply to mainland Chinese businesses, rather than businesses in Hong Kong which operate under a different set of laws from mainland China. However, there can be no assurance that the government of Hong Kong will not enact similar laws and regulations applicable to companies with nexus in Hong Kong. For example, if the PRC government or Hong Kong government requires Provident to undergo a Cybersecurity Review before being allowed to complete the Business Combination, our ability to successfully complete the Business Combination may be materially and adversely affected.
Perfect is an AR- and AI-driven SaaS company incorporated in Taiwan that delivers digital technologies in the beauty and fashion industries. Although the bulk of its business activities is outside of the current targeted areas of concern by the PRC government, given the PRC government’s significant oversight over the conduct of business operations in mainland China and in Hong Kong, and in light of China’s recent extension of authority not only in mainland China but into Hong Kong, there are risks and uncertainties which Provident cannot foresee for the time being, and rules and regulations in China can change quickly with little or no advance notice. We cannot assure you that the Chinese government will not intervene or influence Provident’s operations at any time prior to closing, or may exert more control over offerings conducted overseas and/or foreign investment in Hong Kong-based issuers such as Provident.
If any or all of the foregoing were to occur, it could lead to a material adverse change in Provident’s operations and limit or hinder the consummation of the Business Combination.
The value of Provident securities or Provident’s ability to offer or continue to offer securities to investors may be materially and adversely affected to the extent the laws and regulations of the PRC become applicable to Provident. In that case, Provident may be subject to the risks and uncertainties associated with the evolving laws and regulations in the PRC, their interpretation and implementation, and the legal and regulatory system in the PRC more generally, including with respect to the enforcement of laws and the possibility of changes of rules and regulations with little or no advance notice.
Provident and Perfect currently do not have any significant operations in mainland China. Accordingly, notwithstanding Provident is located in Hong Kong and a majority of Provident’s executive officers are located in or have significant ties to Hong Kong prior to the completion of the Business Combination, the laws and regulations of the PRC do not currently have any impact on Provident’s business, financial condition and results of operations because, pursuant to the Basic Law of the Hong Kong Special Administrative Region (the “Basic Law”), which is a national law of the PRC and the constitutional document for Hong Kong, national laws of the PRC are not applied in Hong Kong, except for those listed in Annex III of the Basic Law. The Basic Law expressly provides that the national laws of the PRC which may be listed in Annex III of the Basic Law are confined to those relating to defense and foreign affairs, as well as other matters outside the autonomy of Hong Kong. While the National People’s Congress of the PRC has the power to amend the Basic Law, the Basic Law also expressly provides that no amendment to the Basic Law shall contravene the established basic policies of the PRC regarding Hong Kong. As a result, national laws of the PRC not listed in Annex III of the Basic Law, including the enacted version of PRC Data Security Law, the Cybersecurity Review Measures issued by 13 Chinese governmental authorities lead by the Cyberspace Administration of China, and the PRC Personal Information Protection Law, do not apply in Hong Kong.
If certain PRC laws and regulations were to become applicable in Hong Kong in the future, the application of such laws and regulations may have a material adverse impact on Provident, including its ability to continue the Business Combination or seek another target company, any of which may cause the value of the securities to significantly decline or become worthless.
The PRC governmental authorities may take the view now or in the future that an approval from them is required for an overseas offering by a company affiliated with Chinese businesses or persons or a business combination with a target business based in and primarily operating in China.
On July 6, 2021, the General Office of the Communist Party of China Central Committee and the General Office of the State Council jointly issued Opinions on Strictly Cracking Down on Illegal Securities Activities in accordance with the Law (“Opinions”). These Opinions have laid the groundwork for strengthening the Chinese government’s monitoring of illegal securities activities in China and the supervision of overseas listings by China-based companies. The Opinions generally provide that existing laws and regulations regarding data security, cross-border data transmission, and the protection of classified information should be further supplemented, and that the PRC government will seek to deepen its cross- border audit supervision cooperation with regulatory bodies in other countries in a law-based and reciprocal manner.
Based on Provident’s understanding of the current PRC laws and regulations and as advised by its PRC legal counsel, no prior permission is required under the Opinions from any PRC governmental authorities (including the China Securities Regulatory Commission) for consummating this Business Combination by Provident or Perfect, given that (a) Perfect is not controlled by PRC companies or individuals nor formed for the purpose of seeking a public listing on an overseas stock exchange through acquisition of PRC domestic companies, and (b) Provident has no operations or assets in China and its only nexus to China is the fact it has its executive offices and certain executives are based in Hong Kong.
On December 24, 2021, the China Securities Regulatory Commission (“CSRC”) published the Provisions of the State Council on the Administration of Overseas Securities Offering and Listing by Domestic Companies (the “Administration Provisions”), and the Administrative Measures for the Filing of Overseas Securities Offering and Listing by Domestic Companies (the “Measures”), which are now open for public comment. The Administration Provisions provide for a general filing regulatory framework, and the Measures include more detailed provisions and procedures of the filing requirements. Pursuant to the Administration Provisions and the Measures, domestic companies that apply for offerings and listings in an overseas market in the name of an offshore entity are required to, among others, file a report to the CSRC, provided that: (i) the total assets, net assets, revenues or profits of the PRC operating entity of the issuer in the most recent accounting year account for more than 50% of the corresponding figure in the issuer’s audited consolidated financial statements for the same period and (ii) the senior managers in charge of business operation and management of the issuer are mostly PRC citizens or have habitual residence in the PRC, and its main places of business are located in the PRC or main business activities are conducted in the PRC. According to questions and answers published by the CSRC on December 24, 2021, the new rules, as drafted, would not be applied retrospectively, and would only be applied to new listings and refinancing by existing overseas listed Chinese companies. Consummation of the Business Combination contemplated under this prospectus/proxy statement has not been affected by the draft new rules, as the Administration Provisions and the Measures have not yet come into effect. As advised by its PRC legal counsel, Provident understands that even if the Administration Provisions and the Measures take effect as currently drafted, the Business Combination and trading of the securities on the Nasdaq in the context of this Business Combination will not be subject to the CSRC’s filing requirements, given that (i) Perfect’s business activities generate no significant revenue from operations based in mainland China and Hong Kong, (ii) most of Perfect’s senior managers in charge of business operation and management are not PRC citizens or have domicile in the PRC, and (iii) neither Perfect’s main places of business nor its main business activities are conducted in the PRC. However, uncertainties exist regarding the interpretation of the draft regulations, as well as interpretation of the final form of these regulations and implementation thereof after promulgation.
However, Provident cannot assure you that its ability to continue or complete a business combination in the prescribed time period will not be adversely impacted should the PRC government take a different view, which, for example, could be through promulgating enforcement guidelines of Opinions, or any other new regulations, including the Administration Provisions and the Measures. There is also no guarantee that such requirement for prior permission will continue to be the case in relation to the continued listing of Perfect’s securities on a securities exchange outside the PRC, or even if such permission is required and obtained, it will not be subsequently denied or rescinded. Any actions by the PRC government to exert more oversight and control over offerings that are conducted overseas (including those by special purpose acquisition companies like Provident whose office and/or management are in Hong Kong) could significantly limit or completely hinder Perfect’s ability to offer or continue to offer securities to investors and cause the value of the Surviving Perfect’s securities to significantly decline or be worthless.
General Risks
A severe or prolonged downturn of global economy or unfavorable conditions in our industry could materially and adversely affect our business and operating results.
Our international operations makes us sensitive to general global economic conditions. COVID-19 pandemic has had a severe and negative impact on the global economy and whether this will lead to a prolonged downturn in the global economy remains unknown. To the extent there is a sustained general economic downturn and our software and services are perceived by our existing and potential customers to be costly or too difficult to deploy or migrate to, our revenue may be disproportionately affected by delays or reductions in general information technology spending. We cannot predict the timing, strength or duration of any economic slowdown, instability or recovery, generally, or within any particular industry. If the economic conditions of the general economy or markets in which we operate worsen from present levels, our business, results of operations and financial condition could be harmed.
Any catastrophe, including natural catastrophes, outbreaks of health pandemics such as the ongoing global COVID-19 pandemic or other extraordinary events, could disrupt our business operations and have a materially adverse impact on our business and results of operations.
Our operations rely heavily on our network infrastructure and information technology systems. Catastrophic events such as earthquakes, fire, floods, hail, windstorms, environmental accidents, power loss, communications failures, explosions, terrorist attacks or other similar events could cause system interruptions, delays in accessing our service and loss of critical data or could prevent us from providing our products and solutions to our customers.
In addition, our business could be adversely affected by the outbreak of health pandemics, such as the ongoing COVID-19 pandemic. In response to the COVID-19 pandemic, many governments have put in place quarantines, shelter-in-place orders, physical distancing requirements and similar government orders and restrictions in order to control the spread of the disease. Such orders or restrictions have resulted in business closures, work stoppages, slowdowns and delays, work-from-home policies, travel restrictions and cancellation or postponement of events, among other effects that could negatively impact productivity and disrupt our operations and those of our partners and users. The global impact of COVID-19 pandemic has and continues to rapidly evolve, and remains highly uncertain and subject to change. Such uncertainty from the pandemic may cause prospective or existing customers to defer investment in the areas covered by our products and services or to reduce the value or duration of contracts and may also require us to provide larger pricing discounts or extended payment terms. Since the impact of COVID-19 pandemic is ongoing and because of our subscription-based business model, the effect of the COVID-19 pandemic and the related impact on the global economy may not be fully reflected in our results of operations until future periods. Some of our customers have experienced, and may continue to experience, financial hardships that could result in delayed or even uncollectible payments in the future. As a result, our business operations may be materially and adversely affected.
Fluctuations in exchange rates could have a material and adverse effect on our results of operations.
Our sales are substantially denominated in U.S. dollars and some of our capital expenditures are denominated in currencies other than U.S. dollars, primarily in NT dollars, Euros, RMB and Japanese yen. As a result, any significant fluctuations to our disadvantage in the exchange rate of the U.S. dollar against such currencies, in particular a continued strengthening of the U.S. dollar would therefore reduce reported revenue and expenses from our international businesses included in our consolidated statements of operations. In addition, if the U.S. dollar appreciates significantly versus other major currencies, the demand for the products and services of our customers and for our goods and services will likely decrease, which will negatively affect our revenue.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Provident believes that some of the information in this proxy statement/prospectus constitutes forward-looking statements of Provident. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:
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discuss future expectations;

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contain projections of future results of operations or financial condition; or

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state other “forward-looking” information.

Provident believes it is important to communicate its expectations to its shareholders. However, there may be events in the future that Provident is not able to predict accurately or over which it has no control. The risk factors and cautionary language discussed in this proxy statement/prospectus provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by Provident or Perfect in such forward-looking statements, including among other things:
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the number and percentage of its Public Shareholders voting against the Business Combination Proposal and/or seeking redemption;

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the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement;

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Perfect’s ability to maintain the listing of its securities on the Nasdaq following the Business Combination;

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changes adversely affecting the business in which Perfect is engaged;

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management of growth;

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general economic conditions;

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Perfect’s business strategy and plans; and

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the result of future financing efforts.

Perfect believes that some of the information in this proxy statement/prospectus contains “forward-looking statements” of Perfect. Forward-looking statements can be identified by words such as: “forecast,” “anticipate,” “intend,” “plan,” “target,” “seek,” “believe,” “project,” “estimate,” “expect,” “future,” “likely,” “outlook,” “will” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include projected financial information. Examples of forward-looking statements include, among others, statements we make regarding:
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projected completion, start of operations, operating capacity and capabilities, at facilities that are not yet constructed and operating results, such as revenue growth, earnings and adjusted EBITDA;

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Perfect’s future market position and growth prospects;

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expected operating results, such as revenue growth, earnings and adjusted EBITDA;

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the effects of health epidemics, including the COVID-19 pandemic; and

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the other matters described in the section entitled “Risk Factors.”

Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Perfect after completion of the proposed Business Combination are neither historical facts nor assurances of future performance. Instead, they are based only on Perfect’s current beliefs, expectations and assumptions regarding the future of the business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions that are subject to risks and uncertainties. The risk factors and cautionary language discussed in this proxy statement/prospectus provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by Provident or Perfect in such forward-looking statements, including among other things:

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the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination;

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the outcome of any legal proceedings that may be instituted against Provident or Perfect, the combined company or others following the announcement of the Business Combination;

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the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Provident or to satisfy other conditions to the Closing;

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the ability to meet Nasdaq listing standards following the consummation of the Business Combination;

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the risk that the Business Combination disrupts current plans and operations of Provident or Perfect as a result of the announcement and consummation of the Business Combination;

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the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees;

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costs related to the Business Combination;

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changes in applicable laws or regulations;

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Perfect’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments;

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Perfect’s ability to innovate, develop and provide new products and services or upgrade its existing products and services in a timely and cost-effective manner;

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Perfect’s ability to retain and expand sales to existing brands or attract new brands;

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Perfect’s ability to compete effectively or maintain market leadership in the markets in which it currently operates or expands into;

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Perfect’s ability to meet the challenges presented by its increasingly globalized operations;

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Perfect’s ability to maintain and enhance its brand awareness;

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Perfect’s need to retain, attract or maintain high-quality personnel;

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continued and increased consumer engagement with brands in Perfect’s portfolio and Perfect’s mobile apps;

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the impact of the ongoing COVID-19 pandemic;

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changes in laws and regulations related to privacy and data protection;

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Perfect’s ability to enforce, protect and maintain intellectual property rights; and

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the other matters described in the section entitled “Risk Factors.”

Before a shareholder grants its proxy or instructs how its vote should be cast on the Business Combination Proposal, the Merger Proposal, the Share Issuance Proposal or the Adjournment Proposal, it should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement/prospectus may adversely affect Provident and/or Perfect.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement/prospectus.
All forward-looking statements included herein attributable to any of Provident, Perfect or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Provident and Perfect undertake no obligations to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement/prospectus or to reflect the occurrence of unanticipated events.

THE EXTRAORDINARY GENERAL MEETING OF PROVIDENT SHAREHOLDERS
The Extraordinary General Meeting of Provident
Provident is furnishing this proxy statement/prospectus to Provident’s shareholders as part of the solicitation of proxies by Provident’s Board for use at the Meeting to be held on           , 2022, and at any adjournment thereof. This proxy statement/prospectus is first being furnished to Provident’s shareholders on or about           , 2022. This proxy statement/prospectus provides Provident’s shareholders with information they need to know to be able to vote or instruct their vote to be cast at the Meeting.
Date, Time and Place of the Extraordinary General Meeting of Provident
The Meeting will be held on            , 2022, at      a.m., Eastern Time, at the offices of                 , or such other date, time and place to which such meetings may be adjourned or postponed, for the purpose of considering and voting upon the Proposals. In accordance with Provident’s Articles, there must be a stated physical location for the Meeting. However, given the current global pandemic, it is unlikely to be practical for shareholders to attend in person. Therefore, the Meeting will also be a virtual meeting of shareholders, which will be conducted via live webcast. Provident shareholders will be able to attend the Meeting remotely, vote and submit questions during the Meeting by visiting https://                 and           entering their control number, which is either included on the proxy card they received or obtained through Continental.
Purpose of the Extraordinary General Meeting of Provident
At the Meeting, Provident will ask the Provident shareholders to vote in favor of the following Proposals:
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Proposal No. 1—The Business Combination Proposal—to consider and vote upon, as an ordinary resolution, a proposal to adopt the Business Combination Agreement, a copy of which is attached to this accompany proxy statement/prospectus as Annex A, and approve the Business Combination including the Mergers (the “Business Combination Proposal”);

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Proposal No. 2—The Merger Proposal—to consider and vote upon, as a special resolution, a proposal to approve and authorize the First Plan of Merger, a copy of which is attached to this proxy statement/prospectus as Annex C and will be produced and made available for inspection at the Meeting, and any and all transactions provided for in the First Plan of Merger, including without limitation (a) the First Merger, (b) from the effective time of the First Merger (the“First Merger Effective Time”), the amendment and restatement of the existing memorandum and articles of association of Provident by deletion in their entirety and the substitution in their place of the amended and restated memorandum and articles of association of Provident (as the First Merger Surviving Company) in the form attached as Appendix II to the First Plan of Merger, being the memorandum and articles of association of Merger Sub 1, and (c) at the First Merger Effective Time, (i) the redesignation of all authorized shares of Provident (as the First Merger Surviving Company) as ordinary shares, such that the authorized share capital of the First Merger Surviving Company will become $22,100 divided into 221,000,000 ordinary shares of a par value of $0.0001 each (the “First Merger Surviving Company Share Redesignation”), (ii) upon the First Merger Surviving Company Share Redesignation becoming effective, the consolidation of the authorized share capital of the First Merger Surviving Company such that the authorized share capital of the First Merger Surviving Company will become $22,100 divided into 221,000 ordinary shares of a par value of $0.10 each (the “First Merger Surviving Company Share Consolidation”), and (iii) upon the First Merger Surviving Company Share Consolidation becoming effective, the increase of the authorized share capital of the First Merger Effective Company from $22,100 divided into 221,000 ordinary shares of a par value of $0.10 each to $50,000 divided into 500,000 ordinary shares of a par value of $0.10 each, (the “Merger Proposal”). The Second Plan of Merger will be approved by Perfect as the sole shareholder of both the First Merger Surviving Company and Merger Sub 2 following the First Merger Effective Time;

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Proposal No. 3—The Share Issuance Proposal—to consider and vote upon, as an ordinary resolution, a proposal to approve, for purposes of complying with applicable Nasdaq Stock Market listing rules, the issuances of 20% or more of issued and outstanding Provident Ordinary Shares in connection with the Business Combination and related financing (the “Share Issuance Proposal”); and
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Proposal No. 4—The Adjournment Proposal—to consider and vote upon, as an ordinary resolution, a proposal to adjourn the Meeting to a later date or dates to be determined by the chairman of the Meeting, (a) if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other Proposals presented to shareholders for vote, (b) to the extent necessary, to ensure that any required supplement or amendment to this proxy statement/prospectus is provided to Provident shareholders or (c) if as of the time for which the Meeting is scheduled, there are insufficient Provident Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Meeting (the “Adjournment Proposal”).

Recommendation of Provident’s Board
Provident’s Board has unanimously determined that the Business Combination Proposal, the Merger Proposal, the Share Issuance Proposal and the Adjournment Proposal are fair to and in the best interests of Provident and its shareholders; has unanimously approved the Business Combination Proposal, the Merger Proposal, the Share Issuance Proposal and the Adjournment Proposal; and unanimously recommends that shareholders vote “FOR” the Business Combination Proposal, “FOR” the Merger Proposal, “FOR” the Share Issuance Proposal and “FOR” an Adjournment Proposal if one is presented to the Meeting.
The Adjournment Proposal will only be presented to Provident’s shareholders in the event that, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the Business Combination Proposal, the Merger Proposal or the Share Issuance Proposal at the Meeting or Provident’s existing Public Shareholders have elected to redeem an amount of Public Shares such that the Available Cash condition to the obligation to the Closing would not be satisfied. If the Adjournment Proposal is presented at the Meeting, Provident’s Board believes that the Adjournment Proposal is in the best interests of Provident and its shareholders, and Provident’s Board unanimously recommends that its shareholders vote “FOR” the Adjournment Proposal.
When you consider the recommendation of Provident’s Board in favor of approval of the Proposals, you should keep in mind that Provident’s Initial Shareholders, including its directors and executive officers, have interests in the Proposals, that are different from, or in addition to, your interests as a shareholder or warrant holder. These interests include, among other things:
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If the Business Combination or another business combination is not consummated by January 12, 2023 (or a later date approved by Provident’s shareholders pursuant to Provident’s Articles), Provident will cease all operations except for the purpose of winding up, redeem 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining shareholders and Provident’s Board, dissolve and liquidate. On the other hand, if the Business Combination is consummated, each outstanding Provident Ordinary Share will be converted into one Perfect Class A Ordinary Share, subject to adjustment described herein.

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If Provident is unable to complete a business combination within the required time period, the Sponsor will be liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Provident for services rendered or contracted for or for products sold to Provident, but only if such a vendor or target business has not executed a waiver. If Provident consummates a business combination, on the other hand, Provident will be liable for all such claims.

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Prior to the consummation of the Initial Public Offering, on October 28, 2020, the Sponsor purchased an aggregate of 5,750,000 Founder Shares for $25,000, or $0.004 per share. The Sponsor subsequently transferred 312,500 Founder Shares to Ward Ferry for no cash consideration concurrently with the closing of the Initial Public Offering pursuant to the Forward Purchase Agreement and an aggregate of 110,000 Founder Shares to three independent directors and two advisors of Provident. Such Founder Shares would become worthless if Provident does not complete a business combination within the required time period, as the Initial Shareholders waived any right to redemption with respect to these shares without receiving any consideration for such waiver. Such shares have an aggregate market value of approximately $      based on the closing price of the Provident Class A Ordinary Shares of $      on the Nasdaq on  , 2022, the Record Date for the Meeting.
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Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 6,600,000 Private Placement Warrants in a private placement of Provident, generating gross proceeds to Provident of $6,600,000. The Private Placement Warrants would become worthless if Provident does not complete a business combination within the required time period. Such warrants have an aggregate market value of approximately $      based on the closing price of the Public Warrants of $      on the Nasdaq on  , 2022, the Record Date for the Meeting.

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In connection with the FPA Investment, an affiliate of the Sponsor has agreed to subscribe for 2,000,000 Provident Class A Ordinary Shares that are exchangeable for 2,000,000 Perfect Class A Ordinary Shares in the Business Combination.

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Provident’s Initial Shareholders, including its Sponsor, officers and directors, and their respective affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Provident’s behalf, such as identifying and investigating possible business targets and business combinations. However, if Provident fails to consummate a business combination within the required period, they will not have any claim against the Trust Account for reimbursement. Accordingly, Provident may not be able to reimburse these expenses if the Business Combination with Perfect or another business combination is not completed by January 12, 2023 (or a later date approved by Provident’s shareholders pursuant to Provident’s Articles). As of the date of this proxy statement/prospectus, there is no unpaid reimbursable expenses.

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The Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate.

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Given the difference between the purchase price that the Sponsor paid for the Founder Shares and the price of the Public Shares and considering that the Sponsor would receive a substantial amount of Perfect Class A Ordinary Shares in connection with the Proposed Transactions, the Sponsor and its affiliates can earn a positive rate of return on their investment, even if other shareholders experience a negative rate of return in the post-Business Combination company.

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The current directors and officers of Provident will continue to be indemnified by Provident and will continue to be covered by the directors’ and officers’ liability insurance after the Business Combination.

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Since its inception, the Sponsor has made loans from time to time to Provident to fund certain capital requirements. As of the date of this proxy statement/prospectus, no amount of these loans is outstanding. In addition, the Sponsor is entitled to the monthly payment of up to $10,000 for administrative support services until the completion of a business combination or liquidation of Provident As of the date of this proxy statement/prospectus, no amount of such payment is outstanding.

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Michael Aw, director, Chief Executive Officer and Chief Financial Officer of Provident and a director of the Sponsor, will be a member of Perfect’s Board following the Closing and, therefore, in the future, Mr. Aw could receive cash fees, share options or share-based awards that Perfect’s Board determines to pay to its non-executive directors.

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Provident’s Articles contains a waiver of the corporate opportunity doctrine. With such waiver, there could be business combination targets that may be suitable or worth consideration for a combination with Provident but not offered due to a Provident director’s duties to another entity. Provident does not believe that the potential conflict of interest relating to the waiver of the corporate opportunities doctrine in Provident’s Articles impacted its search for an acquisition target and Provident was not prevented from reviewing any opportunities as a result of such waiver.

These interests may influence Provident’s directors in making their recommendation to vote in favor of the Business Combination Proposal and the other Proposals described in this proxy statement/prospectus. You should also read the section entitled “Summary of the Proxy Statement/Prospectus—The Proposed Transactions”.
Record Date; Outstanding Shares; Shareholders Entitled to Vote
Provident has fixed the close of business on            , 2022, as the “Record Date” for determining Provident shareholders entitled to notice of and to attend and vote at the Meeting. As of the close of business on the Record Date, there were            Provident Ordinary Shares outstanding and entitled to vote. Each Provident Ordinary Share is entitled to one vote on each of the Proposals at the Meeting.
Pursuant to agreements with Provident, the Initial Shareholders have agreed to vote the 5,750,000 Founder Shares and any additional Provident Ordinary Shares acquired in the aftermarket by such shareholders in favor of the Business Combination Proposal and the Merger Proposal. Such holders have indicated that they intend to vote their shares in favor of the other proposals presented at the Meeting.
Quorum
The presence, in person or by proxy, of the holders of a majority of all the outstanding Provident Ordinary Shares entitled to vote constitutes a quorum at the Meeting.
Abstentions and Broker Non-Votes
Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to Provident but marked by brokers as “not voted” will be treated as shares present for purposes of determining the presence of a quorum on all matters. The latter will not be treated as shares entitled to vote on the matter as to which authority to vote is withheld from the broker. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” proposals, such as the Business Combination Proposal, the Merger Proposal and the Share Issuance Proposal.
Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on any of the Proposals.
Vote Required
The approval of each of the Business Combination Proposal, the Share Issuance Proposal and the Adjournment Proposal (if presented) will require an “ordinary resolution” and, therefore, each of the aforementioned proposals requires the affirmative vote of the holders of a majority of the issued and outstanding Provident Ordinary Shares that are present in person or represented by proxy and entitled to vote thereon and who vote at the Meeting. The approval of the Merger Proposal will require a “special resolution” as a matter of Cayman Islands law, which requires the approval of the Merger Proposal to be passed by a majority of not less than two-thirds of the issued and outstanding Provident Ordinary Shares that are present in person or represented by proxy and entitled to vote thereon and who vote at the Meeting.
Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. Abstentions and broker non-votes will not count as votes cast at the Meeting and, therefore, will not have any impact on the proposals presented at the meeting. If any of the Business Combination Proposal, the Merger Proposal, or the Share Issuance Proposal (collectively, the “Condition Precedent Proposals”) is not approved, then only the Adjournment Proposal will be presented to the shareholders for a vote. Approval of each of the Condition Precedent Proposals is cross-conditioned on the approval of the other Condition Precedent Proposals. Approval of the Adjournment Proposal is not conditioned on the approval of any other Proposal.
Voting Your Shares
Each Provident Ordinary Share that you own in your name as of the Record Date entitles you to one vote. Your one or more proxy cards show the number of Provident Ordinary Shares that you own.

There are two ways to vote your Provident Ordinary Shares at the Meeting:
You Can Vote by Signing and Returning the Enclosed Proxy Card.   If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by Provident’s Board “FOR” the Business Combination Proposal, the Merger Proposal, the Share Issuance Proposal and the Adjournment Proposal, if presented. Votes received after a matter has been voted upon at the Meeting will not be counted.
You Can Virtually Attend the Meeting and Vote in Person online.   If you choose to attend the Meeting electronically, you will need to visit https://     , and enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Meeting by following instructions available on the meeting website during the Meeting.
If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. If you wish to attend the Meeting and vote in person and your shares are held in “street name,” you must obtain a legal proxy from your broker, bank or nominee. That is the only way Provident can be sure that the broker, bank or nominee has not already voted your shares.
Share Ownership of and Voting by Sponsor and Provident Directors and Officers
The Sponsor and current directors and officers of Provident beneficially own an aggregate of 5,393,500 Provident Class B Ordinary Shares. Each of the Sponsor and current directors and officers of Provident have agreed to vote their Provident Class B Ordinary Shares in favor of the Business Combination Proposal and the Merger Proposal and have indicated that they intend to vote their Provident Class B Ordinary Shares in favor of the other proposals presented at the Meeting.
Revoking Your Proxy
If you are a shareholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:
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timely delivering a written revocation letter to Provident;

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signing and returning by mail a proxy card with a later date and make sure that it is received prior to the Meeting; or

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attending the Meeting and voting in person, including electronically by visiting the website established for that purpose at https://           and entering the control number found on your proxy card, voting instruction form or notice you previously received. Attendance at the Meeting will not, in and of itself, revoke a proxy.

If you are a non-record (beneficial) Provident shareholder, you should follow the instructions of your bank, broker or other nominee regarding the revocation of proxies.
Who Can Answer Your Questions About Voting Your Shares
If you are a shareholder and have any questions about how to vote or direct a vote in respect of Provident Ordinary Shares, you may call Michael Aw of Provident at +852 2467 0338 or email at info@providentgrowth.com, or Provident’s proxy solicitor of [    ] at [    ] or at [     ].
Redemption Rights
Holders of the Public Shares may seek to redeem their shares, regardless of whether or not they are holders on the Record Date or whether or how they vote at the Meeting, but no later than 5:00 p.m. Eastern time on           , 2022 (two business days prior to the Meeting). Any shareholder holding the Public Shares may demand that Provident redeem such shares for a full pro rata portion of the cash in the Trust Account (which was approximately $      per share as of        , 2022, the Record Date), calculated as of two business days prior to the anticipated consummation of the Business Combination. If a holder properly seeks redemption as described in this section and the Business Combination is consummated, Provident will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Business Combination.
Provident’s Sponsor, officers and directors will not have redemption rights with respect to any Provident Ordinary Shares owned by them, directly or indirectly.
Provident shareholders who seek to redeem their Public Shares are required to (i) either (A) check the applicable box on their proxy card or (B) submit their request in writing to Continental, Provident’s transfer agent and (ii) deliver their shares, either physically or electronically using DTC’s DWAC system, to Provident’s transfer agent no later than 5:00 p.m. Eastern time on           , 2022 (two business days prior to the Meeting). If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Certificates that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and it would be up to the broker whether or not to pass this cost onto the redeeming shareholder. In the event the proposed Business Combination is not consummated, this may result in an additional cost to shareholders for the return of their shares.
Any request to redeem such shares, once made, may be withdrawn at any time up to the start time of the Meeting. Furthermore, if a holder of a Public Share delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).
If the Business Combination is not approved or completed for any reason, then Provident’s Public Shareholders who elected to exercise their redemption rights will not be entitled to redeem their shares for a pro rata portion of the cash in the Trust Account, as applicable. Provident will thereafter promptly return any shares delivered by Public Shareholders. In such case, holders may only share in the assets of the Trust Account upon the liquidation of Provident. This may result in holders receiving less than they would have received if the Business Combination was completed and they had exercised redemption rights in connection therewith due to potential claims of creditors. If Merger Sub 2 (as the surviving company of the Mergers) would be left with less than $5,000,001 of net tangible assets as a result of the holders of the Public Shares properly demanding redemption of their shares, Provident will not be able to consummate the Business Combination.
The closing price of the Provident Class A Ordinary Shares on the Record Date was $      . The Investments held in the Trust Account on such date was approximately $230.0 million (approximately $10.00 per Public Share). Prior to exercising redemption rights, shareholders should verify the market price of the Provident Class A Ordinary Shares as they may receive higher proceeds from the sale of such shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Provident cannot assure its shareholders that they will be able to sell their Provident Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.
If a holder of the Public Shares exercises its redemption rights, then it will be exchanging Provident Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if (i) you properly demand redemption and deliver your share certificate (either physically or electronically) to Provident’s transfer agent no later than 5:00 p.m. Eastern time on        , 2022 (two business days prior to the Meeting), and (ii) the Business Combination is consummated.
If a holder of the Public Shares exercises its redemption rights, it will not result in the loss of any Public Warrants that it may hold and, upon consummation of the Business Combination, each Public Warrant will become exercisable to purchase one Perfect Class A Ordinary Share in lieu of one Provident Class A Ordinary Share for a purchase price of $11.50.

Appraisal or Dissenters’ Rights
Holders of Public Warrants or Units do not have appraisal rights in connection with the Business Combination under the Companies Act. Provident shareholders are entitled to give written notice to Provident prior to the Meeting that they wish to dissent to the Business Combination and to receive payment of fair value for their shares of Provident if they follow the procedures set out in the Companies Act. A failure to vote against the Business Combination at the Meeting having given a written notice to dissent will not constitute a waiver of appraisal rights as a matter of Cayman Islands law. It is Provident’s view that such fair value would be equal to or less than the amount which Provident shareholders would obtain if they exercise their redemption rights as described herein.
Proxy Solicitation Costs
Provident is soliciting proxies on behalf of Provident’s Board. This solicitation is being made by mail but also may be made by telephone, on the internet or in person by Provident and its directors, officers and employees Provident will bear the cost of the solicitation.
Provident will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy solicitation materials to the beneficial owners of Provident Ordinary Shares held of record by those persons and will reimburse them for their reasonable out-of-pocket expenses incurred in forwarding such proxy solicitation materials.
Provident engaged a professional proxy solicitation firm,       , to assist in soliciting proxies for the Meeting. Provident has agreed to pay        a fee of $      , plus disbursements. Provident will reimburse        for reasonable out-of-pocket expenses and will indemnify        and its affiliates against certain claims, liabilities, losses, damages and expenses. Provident will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Provident Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Provident Ordinary Shares and in obtaining voting instructions from those owners. Provident’s management team may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Assistance
If you need assistance in completing your proxy card or have questions regarding the Meeting, please contact        the proxy solicitation agent for Provident, by calling        or banks and brokers can call collect at        or by emailing.

PROPOSAL NO. 1—THE BUSINESS COMBINATION PROPOSAL
General
Provident shareholders are being asked to approve and adopt the Business Combination Agreement and the Business Combination, including the Mergers. Provident shareholders should read carefully this proxy statement/prospectus in its entirety for more detailed information concerning the Business Combination Agreement, a copy of which is attached as Annex A to this proxy statement/prospectus. Please see the section entitled “—The Business Combination Agreement” below, for additional information and a summary of certain terms of the Business Combination Agreement. You are urged to read carefully the Business Combination Agreement in its entirety before voting on this proposal.
Provident may consummate the Business Combination only if the Business Combination Proposal is approved by an ordinary resolution.
The Business Combination Agreement
The subsections that follow this subsection describe the material provisions of the Business Combination Agreement, but do not purport to describe all of the terms of the Business Combination Agreement. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which is attached as Annex A hereto. Provident shareholders and other interested parties are urged to read the Business Combination Agreement carefully and in its entirety (and, if appropriate, with the advice of financial and legal counsel) because it is the primary legal document that governs the Business Combination.
The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties to the Business Combination Agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the disclosure schedules attached thereto which are not filed publicly and which are subject to a contractual standard of materiality agreed to by the parties to the Business Combination Agreement. The disclosure schedules were used for the purpose of allocating risk among the parties rather than establishing matters as facts.
Structure of the Proposed Transactions
The Business Combination Agreement provides for (i) the merger of Merger Sub 1 with and into Provident, with Provident surviving the First Merger as a wholly owned subsidiary of Perfect, and (ii) immediately after the consummation of the First Merger, the merger of the First Merger Surviving Company with and into Merger Sub 2, with Merger Sub 2 surviving the Second Merger as a wholly owned subsidiary of Perfect.
In connection with the Business Combination, Perfect will amend and restate its currently effective memorandum and articles of association and adopt the dual-class share structure, as discussed further in the section entitled “—Perfect’s Amended and Restated Memorandum and Articles of Association” below.
In connection with its Initial Public Offering, Provident entered into the Forward Purchase Agreements with the FPA Investors, pursuant to which, among other things, on the date that is one business day prior to the date of the closing of the First Merger (the “First Merger Closing”), the FPA Investors will subscribe for and purchase 5,500,000 Provident Class A Ordinary Shares and 2,750,000 Forward Purchase Warrants for an aggregate purchase price of $55,000,000, as discussed further in the section entitled “—Ancillary Agreements—Forward Purchase Agreements” below. Further, in connection with the Business Combination, Provident and Perfect entered into the Subscription Agreements with the PIPE Investors, pursuant to which, among other things, on the date that is one business day prior to the date of the First Merger Closing, the PIPE Investors will subscribe for and purchase 5,000,000 Provident Class A Ordinary Shares for an aggregate purchase price of $50,000,000, as discussed further in the section entitled “—Ancillary Agreements—Subscription Agreements” below.

Consideration and Effect of Proposed Transactions on Securities of Provident, Perfect and Acquisition Entities
With respect to Provident shareholders:
•
pursuant to the Business Combination Agreement, immediately prior to the First Merger Effective Time, (i) each issued and outstanding Unit will be automatically separated and the holder thereof will be deemed to hold one Provident Class A Ordinary Share and one-half of one Public Warrant (with any fractional Public Warrant that a holder may otherwise be entitled to receive upon such separation being rounded down to the nearest whole number without any cash payment in lieu of such fractional Public Warrant); and (ii) each Provident Class B Ordinary Share outstanding immediately prior to the First Merger Effective Time will be repurchased and cancelled by Provident in exchange for the issuance of such number of Provident Class A Ordinary Shares in accordance with the conversion ratio provided under Provident’s Articles (as adjusted pursuant to terms thereunder and the Sponsor Letter Agreement) (the “Conversion Ratio”);

•
pursuant to the Business Combination Agreement, at the First Merger Effective Time, (i) each issued and outstanding Provident Class A Ordinary Share (other than Provident Dissenting Shares (as defined below)) will be cancelled in exchange for the right to receive one Perfect Class A Ordinary Share and (ii) each issued and outstanding Provident Class A Ordinary Share that is held by any person who has validly exercised and not effectively withdrawn or lost their right to dissent from the First Merger in accordance with Section 238 of the Companies Act (each, a “Provident Dissenting Share”) will be cancelled and carry no right other than the right to receive the payment of the fair value of such Provident Dissenting Share determined in accordance with Section 238 of the Companies Act; In addition, pursuant to the Sponsor Letter Agreement, (i) if the Conversion Ratio is less than the sum of (I) one plus (II) the quotient of (A) the number of Forward Purchase Shares divided by (B) 23,000,000 (the “Target Conversion Ratio”), Perfect will issue additional Perfect Class A Ordinary Shares to the former holders of Provident Class B Ordinary Shares to make the total number of Perfect Class A Ordinary Shares held by such holder immediately after the First Merger Effective Time equal to an amount that such holder would hold had the Provident Class B Ordinary Shares been converted into Provident Class A Ordinary Shares at the Target Conversion Ratio, and (ii) 25.90333% of the Perfect Class A Ordinary Shares held by the Sponsor as of immediately after the First Merger Effective Time (after the share issuance described in the foregoing (i) will be surrendered and cancelled, as discussed further in the section entitled “—Ancillary Agreements —Sponsor Letter Agreement”;

•
pursuant to the Business Combination Agreement, at the Frist Merger Effective Time, each issued and outstanding Provident Warrant will be converted into a Perfect Warrant, which will be on the same terms and conditions as the applicable Provident Warrant; and

•
pursuant to the Sponsor Letter Agreement, during the period from and after the Closing Date until the fifth anniversary of the Closing Date (the “Earnout Period”), the Sponsor will receive up to a certain number of Perfect Class A Ordinary Shares upon the occurrence of certain milestones, as discussed further in the section entitled “—Ancillary Agreements—Sponsor Letter Agreement”.

With respect to Perfect shareholders, pursuant to the Business Combination Agreement:
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immediately prior to the First Merger Effective Time, Perfect will effect a share combination such that each Pre-Recapitalization Perfect Share (whether issued and outstanding or authorized but unissued) immediately prior to the First Merger Effective Time will be consolidated into a number of shares equal to the Combination Factor (as defined below), and upon such share combination, (i) each resulting share held by any person other than Perfect Founder Parties will be repurchased and cancelled by Perfect in exchange for the issuance of one Perfect Class A Ordinary Share, and (ii) each resulting share that is held by the Perfect Founder Parties will be repurchased and cancelled by Perfect in exchange for the issuance of one Perfect Class B Ordinary Share (such foregoing transactions, together with Perfect’s adoption of Perfect’s Articles immediately prior to the First Merger Effective Time, the “Recapitalization”). The “Combination Factor” is a number resulting from dividing the Per Share Perfect Equity Value by $10.00. The “Per Share Perfect Equity Value” is obtained by dividing (a) the equity value of Perfect (being $1,010,000,000) by (b) the aggregate number of Pre-Recapitalization Perfect Shares that are issued and outstanding immediately prior to the Recapitalization. Upon the Recapitalization, each Perfect Ordinary Share will have a value of $10.00; and
•
during the Earnout Period, promptly (but in any event within 15 business days) after the occurrence of any Shareholder Earnout Event (as defined below), Perfect will issue up to an aggregate of 10,000,000 Perfect Class A Ordinary Shares and Perfect Class B Ordinary Shares (the “Shareholder Earnout Shares”) to certain persons who are Perfect shareholders immediately prior to the First Merger Effective Time (the “Shareholder Earnout Participants”) in accordance with each such Shareholder Earnout Participant’s Pro Rata Portion (as defined below). Subject to the terms and conditions contemplated by the Business Combination Agreement, 3,000,000, 3,000,000 and 4,000,000 of the Shareholder Earnout Shares are issuable if over any 20 trading days within any 30-trading-day period during the Earnout Period the daily volume-weighted average price of the Perfect Class A Ordinary Shares is greater than or equal to $11.50, $13.00 and $14.50, respectively (each, a “Shareholder Earnout Event”), provided that such Shareholder Earnout Participant holds more than 1% of Perfect’s fully diluted share capital at the time of the applicable Shareholder Earnout Event. “Pro Rata Portion” means, with respect to each Shareholder Earnout Participant entitled to Shareholder Earnout Shares in connection with a Shareholder Earnout Event, a number of Perfect Ordinary Shares equal to the quotient obtained by dividing (i) the aggregate number of Perfect Ordinary Shares held by such Shareholder Earnout Participant at the time of such Shareholder Earnout Event by (ii) the aggregate number of Perfect Ordinary Shares held by all Shareholder Earnout Participants entitled to Shareholder Earnout Shares in connection with such Shareholder Earnout Event at the time of the occurrence of such Shareholder Earnout Event. In the event that, during the Earnout Period, there is a Change of Control (as defined in the Business Combination Agreement) (or a definitive agreement providing for a Change of Control has been entered into prior to the expiration of the Earnout Period and such Change of Control is ultimately consummated) or any liquidation, bankruptcy or similar proceeding of Perfect, then any Shareholder Earnout Shares that have not been previously issued by Perfect (whether or not previously earned) will be deemed earned and will be issued by Perfect to the Shareholder Earnout Participants upon the occurrence of such event, unless, in the case of a Change of Control, the value of the consideration to be received by the holders of Perfect Ordinary Shares in such transaction is less than the share price threshold applicable to the applicable Shareholder Earnout Event.

With respect to the securities of the Acquisition Entities, pursuant to the Business Combination Agreement, (i) each ordinary share of Merger Sub 1 that is issued and outstanding immediately prior to the First Merger Effective Time will be automatically converted into one ordinary share of the First Merger Surviving Company, and (ii) each ordinary share of the First Merger Surviving Company and each ordinary share of Merger Sub 2 that is issued and outstanding immediately prior to the Second Merger Effective Time will be automatically converted into one ordinary share of the Second Merger Surviving Company.
With respect to the FPA Investors and PIPE Investors, on the date that is one business day prior to the date of the First Merger Closing:
•
pursuant to the Forward Purchase Agreements, the FPA Investors will subscribe for and purchase, in the aggregate, 5,500,000 Provident Class A Ordinary Shares, plus an aggregate of 2,750,000 Forward Purchase Warrants, for an aggregate purchase price of $55,000,000, or $10.00 per Provident Class A Ordinary Share and one-half of one Forward Purchase Warrant; and

•
pursuant to the Subscription Agreements, the PIPE Investors will subscribe for and purchase, in the aggregate, 5,000,000 Provident Class A Ordinary Shares for $10 per Provident Class A Ordinary Share, for an aggregate purchase price equal to $50,000,000.

Closing
Subject to the terms and conditions of the Business Combination Agreement, the First Merger Closing will take place at 9:00 a.m. (Cayman Islands time) on the date which is three business days after the date on which all conditions to the Business Combination are satisfied or waived (other than those conditions that by their terms are to be satisfied at the closing), as discussed further in the section entitled “—Closing

Conditions” below, or at such other time as Provident, Perfect and the Acquisition Entities may agree in writing, and the closing of the Second Merger will take place after the consummation of the First Merger, at 9:05 a.m. (Cayman Islands time) on the same day as the First Merger Closing.
If the Business Combination has not been consummated by the Termination Date, the Business Combination Agreement may be terminated by either Provident or Perfect. However, a party may not terminate the Business Combination Agreement pursuant to the provision described in this paragraph if such party’s breach of the Business Combination Agreement has resulted in the failure of the Business Combination to be consummated on or before such time, as discussed further in the section entitled “—Termination” below.
Representations and Warranties
The Business Combination Agreement contains representations and warranties of Perfect, relating, among other things, to corporate organization; the authorization, performance and enforceability against Perfect of the Business Combination Agreement; required consents and filings; absence of conflicts; Perfect’s subsidiaries; capitalization of Perfect and its subsidiaries; financial statements; absence of undisclosed liabilities; absence of changes; litigation; compliance with laws; material contracts; intellectual property; data privacy and security; employee benefits; labor matters; tax matters; insurance; real property; environmental matters; related-party transactions; vendors; customers; anti-corruption; information supplied for inclusion in the registration statement of which this proxy statement/prospectus forms a part; and broker’s fees. Certain representations and warranties of Perfect are qualified in whole or in part by materiality thresholds, including a material adverse effect standard as discussed further in the section entitled “—Material Adverse Effect” below, and Perfect’s disclosure schedule.
The Business Combination Agreement contains representations and warranties of Provident relating to, among other things, corporate organization; the authorization, performance and enforceability against Provident of the Business Combination Agreement; required consents and filings; absence of conflicts; litigation; capitalization; undisclosed liabilities; reports filed with the SEC, financial statements and internal controls; listing and compliance with Nasdaq rules; information supplied for inclusion in the Registration Statement and Proxy Statement; trust account; absence of changes; compliance with laws; material contracts; employees and employee benefits plans; properties; related-party transactions; tax matters; PIPE Investment; anti-corruption; independent investigation; and broker’s fees. Certain representations of Provident are qualified in whole or in part by materiality threshold including a material adverse effect standard as discussed further in the section entitled “—Material Adverse Effect” below, Provident’s disclosure schedule and the information included in Provident’s public filings, filed or submitted to the SEC on or prior to 5:30 p.m. (New York time) on the date immediately before the date of the Business Combination Agreement (subject to certain exclusions).
The representations and warranties made in the Business Combination Agreement will not survive the consummation of the Mergers, except for with respect to any claim arising out of fraud.
Material Adverse Effect
Pursuant to the Business Combination Agreement, a material adverse effect with respect to Perfect (“Perfect Material Adverse Effect”) means any effect, development, event, occurrence, fact, condition, circumstance or change that, individually or in the aggregate, has had, or would reasonably be expected to have, a material adverse effect on the business, results of operations or financial condition of Perfect and its subsidiaries, taken as a whole; provided, however, none of the following (or the effect of any of the following) will be taken into account in determining whether a Perfect Material Adverse Effect has occurred or will occur:
•
(i) any change in applicable laws or IFRS, or regulatory guidance, policies or interpretations thereof;

•
(ii) any change in interest rates or economic, financial or market conditions generally;

•
(iii) the announcement or the execution of the Business Combination Agreement, the pendency or consummation of the Business Combination, including the impact thereof on relationships with partners, customers, suppliers or employees; provided that the foregoing shall not prevent a determination that a breach of any representation and warranty set forth in the Business Combination Agreement which addresses the consequences of the execution and performance of the Business Combination Agreement or the consummation of the Business Combination has resulted in or contributed to, or would reasonably be expected to result in or contribute to, a Perfect Material Adverse Effect;
•
(iv) any change generally affecting any of the industries or markets in which Perfect or any of its subsidiaries operates;

•
(v) any acts of war, sabotage, civil conflict, unrest or terrorism, changes in global, national, regional, state or local political, economic or social conditions, earthquake, hurricane, tsunami, tornado, flood, mudslide, wild fire or other natural disaster or act of god, any epidemic or pandemic (including the COVID-19 pandemic) and any other force majeure event (natural or man-made), or any worsening of any of the foregoing;

•
(vi) the compliance with the express terms of the Business Combination Agreement, including any actions required to be taken, or required not to be taken, pursuant to the terms of the Business Combination Agreement or otherwise taken at the prior written request of Provident or omitted to be taken to the extent attributable to Provident unreasonably withholding, delaying or conditioning its consent pursuant to Section 7.01 of the Business Combination Agreement; or

•
(vii) in and of itself, the failure of Perfect and its subsidiaries, taken as a whole, to meet any projections, forecasts or budgets or estimates of revenues, earnings or other financial metrics for any period; provided that the foregoing shall not prevent a determination that any change or effect underlying such failure to meet projections, forecasts or budgets has resulted in or contributed to, or would reasonably be expected to result in or contribute to, a Perfect Material Adverse Effect; except in the case of the foregoing (i), (ii) and (iv), to the extent that any such effect, development, event, occurrence, fact, condition, circumstance or change has a disproportionate effect on Perfect and its subsidiaries, taken as a whole, relative to other participants in the industry in which Perfect and its subsidiaries operate.

Pursuant to the Business Combination Agreement, a material adverse effect with respect to Provident (“Provident Material Adverse Effect”) means any effect, development, event, occurrence, fact, condition, circumstance or change that, individually or in the aggregate, has had, or would reasonably be expected to have, a material adverse effect on the ability of Provident to timely consummate the Closing (including the Mergers) on the terms set forth under the Business Combination Agreement or to perform their agreements or covenants thereunder.
Covenants
Conduct of Business by Perfect
Perfect has agreed that, from the date of the Business Combination Agreement until the Closing (the “Interim Period”), Perfect will, and will cause its subsidiaries to, except as otherwise expressly contemplated by the terms of the Business Combination Agreement, as consented to by Provident in writing (which consent may not be unreasonably withheld, conditioned or delayed) or as required by applicable law: (i) preserve the business of Perfect, (ii) maintain the services of its officers and key employees, (iii) make payments of accounts payable (except to the extent being contested in good faith by appropriate actions) and conduct collection of accounts receivable in the ordinary course of business and (iv) maintain the existing material business relationships of Perfect.
In addition to the general covenant above, Perfect has also agreed not to, and to cause its subsidiaries not to, during the Interim Period, except as otherwise required by applicable law or as consented to by Provident in writing (which consent may not be unreasonably withheld, conditioned or delayed), among other things: amend organizational documents; change its share capital; take any action that would result in certain leakage of value; amend, terminate, extend or enter into any significant contract; make certain changes with regard to benefit plans or labor contracts or hire certain new employees; acquire any other person; incur any indebtedness in excess of $1,000,000; make certain changes with regard to tax; assign or dispose of, or fail to take actions necessary to protect, material owned intellectual property; commence, discharge or settle certain actions, litigations, arbitrations or other proceedings or waive, release or assign certain rights and claims; sell, lease or create certain liens on material assets, properties, securities or interests of Perfect or any of its subsidiaries; merge or consolidate with any person or liquidate or dissolve; make any material changes in accounting principles or methods of accounting; fail to maintain material insurance policies; make material changes to cash management practices; except for capital expenditures in Perfect’s budgets for fiscal year 2022, make capital expenditures in excess of $500,000; materially amend, modify or terminate any material permit; or enter into any agreement to do any of the foregoing actions.
Conduct of Business by Provident
Provident has agreed not to, during the Interim Period, except as expressly contemplated by the terms of the Business Combination Agreement, as required by applicable law or as consented to by Perfect in writing, among other things: amend Provident’s Articles or the Investment Management Trust Agreement, dated as of January 7, 2021, by and between PAQC and Continental as trustee, except for any such action solely in connection with Provident shareholders’ vote on an extension of the deadline for consummating a business combination; change its share capital (subject to certain exceptions related to consummation of the Proposed Transaction); merge or consolidate with any person or liquidate or dissolve (other than the Mergers); make, authorize or declare any dividend or distribution; amend, terminate, extend or enter into any material contract; hire any employees or adopt any benefit plans; incur any indebtedness; make any loans, advances or capital contributions to, or investments in, any other person; make certain changes with regard to tax; commence, discharge or settle certain actions, litigations, arbitrations or other proceedings or waive, release or assign certain rights and claims; sell, lease or create certain liens on any material assets, properties, securities or interests of Provident; make any material changes in accounting principles or methods of accounting; make any commitments for capital expenditures except as reasonably required for the consummation of the Proposed Transactions; or enter into any agreement to do any of the foregoing actions.
Other Covenants and Agreements
The Business Combination Agreement also contains certain other covenants and agreements made among the various parties, including that each of the parties will use its reasonable endeavors, and will cooperate fully with the other parties, to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by the Business Combination Agreement and to comply as promptly as practicable with all requirements of governmental authorities applicable to the transactions contemplated by the Business Combination Agreement.
Closing Conditions
The consummation of the Business Combination is conditioned upon the satisfaction or waiver by the applicable parties to the Business Combination Agreement of the conditions summarized below. There can be no assurance as to whether or when all of the conditions will be satisfied or waived.
The obligations of Provident, Perfect, Merger Sub 1 and Merger Sub 2 to consummate the Business Combination is conditioned upon, among other things:
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receipt of the required approval by the Provident shareholders;

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receipt of the required approval by the Perfect shareholders;

•
after giving effect to the exercise of the redemption rights of the Provident shareholders (the “Provident Shareholder Redemption”), Merger Sub 2 (as the surviving company of the Mergers) having at least $5,000,001 of net tangible assets immediately after the consummation of the Business Combination;

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the absence of any law or governmental order enjoining, prohibiting or making illegal the consummation of the Business Combination;

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the approval for listing of Perfect Class A Ordinary Shares and Perfect Warrants to be issued in connection with the Business Combination on Nasdaq immediately following the Closing;

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effectiveness of and the absence of any stop order issued by the SEC with respect to the registration statement on Form F-4 of which this proxy statement/prospectus forms a part; and

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completion of the Recapitalization in accordance with the terms of the Business Combination Agreement.

The obligations of Perfect, Merger Sub 1 and Merger Sub 2 to consummate the Business Combination are also conditioned upon, among other things:
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the accuracy of the representations and warranties of Provident (subject to certain materiality standards set forth in the Business Combination Agreement);

•
material compliance by Provident with its pre-closing covenants;

•
the funds contained in Provident’s trust account (after giving effect to the Provident Shareholder Redemption), together with the aggregate amount of proceeds from the PIPE Investment and from the FPA Investment, equaling or exceeding $125,000,000; and

•
the absence of a Provident Material Adverse Effect since the date of the Business Combination Agreement.

The obligations of Provident to consummate the Business Combination are also conditioned upon, among other things:
•
the accuracy of the representations and warranties of Perfect (subject to certain materiality standards set forth in the Business Combination Agreement);

•
material compliance by Perfect with its pre-closing covenants; and

•
the absence of a Perfect Material Adverse Effect that is continuing as of Closing since the date of the Business Combination Agreement.

Termination
The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to Closing, including:
•
by written consent of all parties to the Business Combination Agreement;

•
by either Provident or Perfect if the consummation of the Mergers is permanently enjoined, prohibited, deemed illegal or prevented by a final, non-appealable governmental order;

•
by either Provident or Perfect if the Closing has not occurred on or before the Termination Date;

•
by either Provident or Perfect upon a breach of any representation, warranty, covenant or agreement set forth in the Business Combination Agreement by the other party if such breach gives rise to a failure of certain closing conditions to be satisfied and cannot be or has not been cured within 30 days following the receipt of notice from the non-breaching party (or any shorter period of time that remains between the delivery of such notice and the Termination Date); or

•
by either Provident or Perfect if the Provident shareholder approval is not obtained at the Meeting (subject to any permitted adjournment or postponement).

Upon termination of the Business Combination Agreement, the Business Combination Agreement will become null and void and of no further force and effect (other than certain customary provisions that will survive a termination) and there will be no liability on the part of any party to another party thereto (other than liability for any breach of the Business Combination Agreement occurring prior to the termination of the Business Combination Agreement or any fraud claim by a party).
Specific Performance
Each party to the Business Combination Agreement is entitled to seek an injunction, specific performance or other equitable remedy to prevent breaches of the Business Combination Agreement and to enforce specifically the terms and provisions thereof without the necessity of providing the inadequacy of money damages as a remedy and without bond or other security being required, this being in addition to any other remedy to which they are entitled under the Business Combination Agreement or applicable law.
Fees and Expenses
Except as otherwise provided in the Business Combination Agreement, each party will bear its own expenses incurred in connection with the Business Combination Agreement and the Proposed Transactions whether or not such Proposed Transactions will be consummated, including all fees of its legal counsel, financial advisors and accountants; provided that, (i) if the Closing does not occur, Perfect will be responsible for paying transaction expenses incurred by Perfect, and Provident will be responsible for paying transaction expenses incurred by Provident, and (ii) if the Closing occurs, the Second Merger Surviving Company will pay or cause to be paid all the transaction expenses incurred by Perfect and Provident. Transaction expenses incurred by Provident include, among other things, all costs payable by Provident in connection with (a) the negotiation and preparation of any alternative business combination transactions (incurred on or prior to November 17, 2021) and (b) the negotiation, preparation and execution of the Business Combination Agreement and the Ancillary Agreements, and the consummation of the Proposed Transactions including any deferred underwriting commissions.
Amendments
The Business Combination Agreement may be amended or modified in whole or in part, only by execution of a written instrument signed by each of Provident, Perfect, Merger Sub 1 and Merger Sub 2.
Governing Law; Jurisdiction
The Business Combination Agreement and any non-contractual rights or obligations arising out of or in connection with it will be governed by and construed in accordance with the laws of the State of New York. Any action based upon, arising out of or related to the Business Combination Agreement or the transactions contemplated thereby will be settled by arbitration to be held in Hong Kong, which will be administered by the Hong Kong International Arbitration Centre (the “HKIAC”) in accordance with the HKIAC Administered Arbitration Rules in force at the time of the commencement of the arbitration.
Ancillary Agreements
This section describes certain additional agreements entered into or to be entered into pursuant to the Business Combination Agreement, but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the agreements. The full text of the Ancillary Agreements, or forms thereof, are filed as annexes to this proxy statement/prospectus or as exhibits to the registration statement of which this proxy statement/prospectus forms a part, and the following descriptions are qualified in their entirety by the full text of such annexes and exhibits. Provident shareholders and other interested parties are urged to read such Ancillary Agreements in their entirety prior to voting on the proposals presented at the Meeting.
Sponsor Letter Agreement
Concurrently with the execution of the Business Combination Agreement, Perfect, Provident and the Sponsor entered into the Sponsor Letter Agreement, pursuant to which the Sponsor agreed to, among other things, (i) attend the Meeting to establish a quorum for the purpose of approving the Business Combination, and (ii) vote the Provident Class B Ordinary Shares, and any other Provident securities acquired by the Sponsor in favor of approving the transactions contemplated by the Business Combination Agreement.
Under the Sponsor Letter Agreement, the Sponsor, in its capacity as the holder of at least a majority of the Provident Class B Ordinary Shares in issue, has agreed to waive any anti-dilution adjustment to the conversion ratio between Provident Class B Ordinary Shares and Provident Class A Ordinary Shares set forth in Article 17.3 of Provident’s Articles that may result from the issuance of Provident Class A Ordinary Shares in connection with the PIPE Investment. However, such waiver does not cover any adjustment to the conversion ratio that may result from the closing of purchase of Forward Purchase Shares and Forward Purchase Warrants pursuant to the Forward Purchase Agreements. In addition, to the extent that, after giving effect to the adjustment to the conversion ratio under Provident’s Articles as described in the foregoing sentences, the adjusted conversion ratio is less than the sum of (i) one plus (ii) the quotient of (a) the aggregate number of Provident Class A Ordinary Shares issued in the FPA Investment divided by (b) 23,000,000 (such sum, the “Target Conversion Ratio”), Perfect will issue, immediately prior to the First Merger Effective Time but after the Recapitalization, to each holder of Provident Class B Ordinary Shares as of immediately prior to the First Merger Effective Time such number of Perfect Class A Ordinary Shares that would make the total number of Perfect Class A Ordinary Shares held by such holder immediately after the First Merger Effective Time equal to an amount that such holder would hold if the Provident Class B Ordinary Shares had been converted into Provident Class A Ordinary Shares at the Target Conversion Ratio immediately prior to the First Merger Effective Time.
The Sponsor Letter Agreement also provides that 25.90333% of the Perfect Class A Ordinary Shares held by Sponsor as of immediately after the First Merger Effective Time (the “Forfeited Shares”) will be forfeited and cancelled for no consideration immediately after, and contingent upon, the Closing. Subject to the terms and conditions contemplated by the Sponsor Letter Agreement, upon the occurrence of a Sponsor Earnout Event (as defined below) during the Earnout Period, Perfect will issue Perfect Class A Ordinary Shares of up to an aggregate number equal to 68.74994% of the amount of the Forfeited Shares (the “Sponsor Earnout Shares”) to Sponsor, with (i) 50% of the Sponsor Earnout Shares issuable if over any twenty (20) trading days within any 30-trading-day period during the Earnout Period the daily volume-weighted average price of the Perfect Class A Ordinary Shares is greater than or equal to $11.50, and (ii) 50% of the Sponsor Earnout Shares issuable if over any 20 trading days within any 30-trading-day period during the Earnout Period the daily volume-weighted average price of the Perfect Class A Ordinary Shares is greater than or equal to $13.00 (each, a “Sponsor Earnout Event”). In the event that, during the Earnout Period, there is a Change of Control (as defined in the Sponsor Letter Agreement) (or a definitive agreement providing for a Change of Control has been entered into prior to the expiration of the Earnout Period and such Change of Control is ultimately consummated) or any liquidation, bankruptcy or similar proceeding of Perfect, then any Sponsor Earnout Shares that have not been previously issued by Perfect (whether or not previously earned) will be deemed earned and will be issued by Perfect to the Sponsor upon such event, unless in the case of a Change of Control, the value of the consideration to be received by the holders of Perfect Ordinary Shares in such transaction is less than the share price threshold applicable to the applicable Sponsor Earnout Event.
Pursuant to the Sponsor Letter Agreement, the Sponsor also agreed not to transfer, during a period of 12 months from and after the Closing Date, any Perfect Class A Ordinary Shares and Perfect Warrants held by it immediately after the First Merger Effective Time, any Perfect Class A Ordinary Shares acquired by the Sponsor upon the exercise of such Perfect Warrants, or any Sponsor Earnout Shares issued pursuant to the Sponsor Letter Agreement subject to customary exceptions. The lock-up requirements will cease to apply after the later of (i) the date on which the daily volume-weighted average price of the Perfect Class A Ordinary Shares equals or exceeds $12.00 per share for any 20 trading days within any consecutive 30-trading-day period after the Closing Date and (ii) the date that is 180 days after the Closing Date.
Perfect Shareholder Lock-Up Agreement
At the Closing, Perfect, Provident and certain Perfect shareholders (the “Perfect Lock-Up Shareholders”) will enter into the Perfect Shareholder Lock-Up Agreement, pursuant to which each Perfect Lock-Up Shareholder will agree not to transfer (i) any Perfect Ordinary Shares held by such Perfect Lock-Up Shareholder immediately after the effective time of the Second Merger (the “Second Merger Effective Time”), (ii) any Perfect Ordinary Shares issuable upon the exercise of options or warrants to purchase Perfect Ordinary Shares held by such Perfect Lock-Up Shareholder immediately after the Second Merger Effective Time (along with such options or warrants themselves), (iii) any Perfect Ordinary Shares acquirable upon the conversion, exercise or exchange of any securities convertible into or exercisable or exchangeable for Perfect Ordinary Shares held by such Perfect Lock-Up Shareholder immediately after the Second Merger Effective Time (along with such securities themselves) and (iv) any Shareholder Earnout Shares to the extent issued pursuant to the Business Combination Agreement ((i) through (iv) collectively, the “Perfect Shareholder Locked-Up Shares”) during the applicable lock-up period, subject to customary exceptions. For each Perfect Lock-Up Shareholder who is not CyberLink International, Perfect Founder Parties, Pin-Jen (Louis) Chen or Wei-Hsin Tsen (Johnny Tseng), the applicable lock-up period will be six months from and after the Closing Date. For each of CyberLink International, Perfect Founder Parties, Pin-Jen (Louis) Chen and Wei-Hsin Tsen (Johnny Tseng), the applicable lock-up period will be 12 months from and after the Closing Date.
Perfect Shareholder Voting Agreement
Concurrently with the execution of the Business Combination Agreement, Perfect, Provident and certain shareholders of Perfect (the “Perfect Voting Shareholders”) entered into the Perfect Shareholder Voting Agreement, pursuant to which each Perfect Voting Shareholder agreed to, among other things, (i) attend any Perfect shareholder meeting to establish a quorum for the purpose of approving the Business Combination, and (ii) vote the Pre-Recapitalization Perfect Shares and any other Perfect securities acquired by such Perfect Voting Shareholder in favor of approving the transactions contemplated by the Business Combination Agreement.
New Registration Rights Agreement
At the Closing, Perfect, the Sponsor and certain shareholders of Perfect will enter into the New Registration Rights Agreement containing customary registration rights for the Sponsor and the shareholders of Perfect who are parties thereto.
Subscription Agreements—PIPE Investment
Concurrently with the execution of the Business Combination Agreement, Provident, Perfect and the PIPE Investors entered into Subscription Agreements pursuant to which the PIPE Investors have committed to subscribe for and purchase Provident Class A Ordinary Shares at $10.00 per share for an aggregate purchase price of $50,000,000. Under the Subscription Agreements, the obligations of the parties to consummate the PIPE Financing are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among others, (i) the absence of a legal prohibition on consummating the PIPE Investment, (ii) all conditions precedent under the Business Combination Agreement having been satisfied or waived, (iii) the accuracy of representations and warranties in the Subscription Agreements in all material respects and (iv) material compliance with covenants in the Subscription Agreements.
At the First Merger Effective Time, each Provident Class A Ordinary Share issued in the PIPE Investment will be treated the same as the other issued and outstanding Provident Class A Ordinary Shares and be cancelled in exchange for the right to receive one Perfect Class A Ordinary Share. Perfect has agreed to use its commercially reasonable efforts to file a registration statement registering the resale of such Perfect Class A Ordinary Shares on or prior to the Closing Date (but not prior to the date when this registration statement is declared effective).
Assignment, Assumption and Amendment Agreement
Immediately prior to the Closing, Perfect, Provident, and Continental will enter into the Assignment, Assumption and Amendment Agreement pursuant to which Provident will assign to Perfect all of its rights, interests, and obligations in and under the Warrant Agreement, and the terms and conditions of such Warrant Agreement shall be amended to reflect the assumption of the Provident Warrants by Perfect.
Organizational Structure
Prior to the Proposed Transactions
The following diagram depicts the organizational structure of Perfect and Provident before the Proposed Transactions.

Following the Proposed Transactions
The following diagram depicts the organizational structure of Provident and Perfect after the Proposed Transactions.
* Ownership percentages assume no redemptions. Perfect shareholders holding Perfect Class A Ordinary Shares and Perfect Class B Ordinary Shares will hold approximately 60.2% and 12.0%, respectively, of the total outstanding shares of Perfect following the consummation of the Business Combination. For details, please see the section entitled “Questions And Answers About The Proposed Transactions—Q: What equity stake will current Provident shareholders, the FPA Investors, the PIPE Investors and the Perfect shareholders have in Perfect after the Proposed Transactions?”
Transactional Structure
The following diagrams depict the major steps of the Proposed Transactions.

(1)
On the date that is one business day prior to the date of the First Merger Effective Time, the FPA Investors and the PIPE Investors will subscribe for Provident Class A Ordinary Shares pursuant to the Forward Purchase Agreements and the Subscription Agreements, respectively.

(2)
At the First Merger Effective Time, Beauty Corp. will be merged with and into Provident Acquisition Corp., with Provident Acquisition Corp. surviving the First Merger as a wholly-owned subsidiary of Perfect. a wholly-owned subsidiary of Perfect.

(3)
Immediately following the First Merger and as part of the same overall transaction, at the Second Merger Effective Time, Provident Acquisition Corp., as the surviving company of the First Merger, will be merged with and into Fashion Corp., with Fashion Corp. surviving the Second Merger as a wholly-owned subsidiary of Perfect.

Charter Documents of Perfect Following the Business Combination
Pursuant to the Business Combination Agreement, immediately prior to the First Merger Effective Time, Perfect’s memorandum and articles of association will be amended and restated promptly to:
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reflect necessary changes and to be consistent with the proposed Perfect’s Articles (for a full description of the proposed amendments to Perfect’s memorandum and articles of association see the section entitled “—The Business Combination Proposal—Perfect’s Amended and Restated Memorandum and Articles of Association”); and

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make certain other changes that Perfect’s Board deems appropriate for a public company.

Headquarters; Stock Symbols
After completion of the transactions contemplated by the Business Combination Agreement:
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the corporate headquarters and principal executive offices of Perfect will be located at 14F, No. 98 Minquan Road, Xindian District, New Taipei City 231, Taiwan; and

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if Perfect’s applications for listing are approved, Perfect Class A Ordinary Shares and Perfect Warrants expect to be traded on the Nasdaq under the symbols “PERF” and “PERFW,” respectively.

Background of the Business Combination
Provident is a blank check company incorporated in the Cayman Islands on October 21, 2020 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Proposed Transactions contemplated by the Business Combination Agreement and the Ancillary Agreements, including the Business Combination and the

PIPE Investment are a result of an extensive search and negotiation for a potential business combination utilizing the substantial deal sourcing, investing and operating expertise of Provident’s management team and Provident’s Board.
On January 12, 2021, Provident closed its Initial Public Offering of 23,000,000 Units, with each Unit consisting of one Provident Class A Ordinary Share and one-half of one Public Warrant, with each whole Public Warrant exercisable for one Provident Class A Ordinary Share at a price of $11.50 per share. The Units from the Initial Public Offering (including the over-allotment option) were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $230,000,000. Simultaneously with the completion of the Initial Public Offering, Provident completed the private sale of an aggregate of 6,600,000 Private Placement Warrants to the Sponsor, in each case at $1.00 per Private Placement Warrant for an aggregate purchase price of $6,600,000.
Prior to the completion of the Initial Public Offering, neither Provident, nor anyone on its behalf, engaged in any substantive discussions, directly or indirectly, with any potential target with respect to an initial business combination with Provident.
As described in the prospectus for the Initial Public Offering, Provident’s business strategy was to focus on effecting a business combination with consumption-focused target(s) with disruptive growth potential that have operations or prospective operations in Asia, with a particular focus on the technology sector in Southeast Asia, although Provident may pursue a business combination with any target in any business or industry.
Following the Initial Public Offering, Provident commenced an active search for potential targets. Through the networks and relationships of its management and directors, Provident contacted and were contacted by a significant number of individuals including financial advisors, consultants and others who offered to present business combination opportunities. Provident discussed with those parties its general, non-exclusive criteria and guidelines that it believed were important in evaluating potential targets for the initial business combination, including:
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large total addressable market and strong growth potential;

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market leadership with sustainable competitive advantage;

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high revenue and earnings growth potential;

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attractive unit economics;

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significant expansion plan where Provident can leverage its management’s expertise to expand such target’s operations; and

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a strong and experienced management team that Provident could work alongside and augment as the business scales.

During that search process, Provident reviewed over 80 potential targets in a wide range of industries, including technology, consumer, healthcare and biotech, and entered into non-disclosure agreements and engaged in preliminary discussions with respect to potential business combination opportunities with approximately 45 potential targets.
Provident did not pursue further a potential business combination with the other potential targets with which it engaged in discussions for a variety of reasons, including, but not limited to, one or more of the following reasons:
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the target communicated a valuation expectation that Provident believed to be excessive;

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the target was operating in a highly competitive market with no clear advantage; and

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insufficient track record to validate projected financial performance or viability of business model.

Provident executed letters of intent with two companies, including Perfect and a fintech company with primary operations in Asia (the “Initial Target” and, such letter of intent with the Initial Target, the “Initial Target LOI”). Provident negotiated a potential business combination with the Initial Target during the period from August 2021 to October 2021, and did not proceed to enter into a business combination with the Initial Target primarily because of other strategic priorities of the Initial Target and implications thereof on the timeline of the potential business combination.
Provident started its initial discussion of a potential business combination with Perfect in June 2021, which was paused in August 2021 after Provident had decided to enter into the Initial Target LOI. At that time, Perfect was not ready to commit to a business combination transaction with Provident because Perfect was still in the process of preparing its financial statement for purposes of a potential listing and could not provide a definitive timeline on completion of such preparation. Provident resumed its discussion of a potential business combination with Perfect following the termination of its negotiation of a potential business combination with the Initial Target and Perfect’s subsequent indication that it was then ready to commit to a business combination negotiation with Provident.
On June 25, 2021, senior management of Provident held a virtual deal-sourcing meeting with representatives of Goldman Sachs (Asia) L.L.C., to discuss a group of potential business combination targets with Provident, which included Perfect.
On July 15, 2021, Provident executed a non-disclosure agreement with Perfect governing the sharing of certain confidential information, which was subsequently amended and restated on July 27, 2021 by an amended and restated confidentiality agreement between Provident and Perfect.
On July 28, 2021, senior management of Perfect, including Ms. Alice H. Chang, the Chief Executive Officer of Perfect (“Ms. Chang”), and Mr. Pin-Jen (Louis) Chen, the Executive Vice President and Chief Strategy Officer of Perfect (“Mr. Chen”), held a virtual management meeting with representatives of Provident, including Mr. Andre Hoffmann, the President of Provident (“Mr. Hoffmann”), and Mr. Michael Aw, the Chief Executive Officer of Provident (“Mr. Aw”), during which Ms. Chang and Mr. Chen provided an overview of Perfect’s business and revenue models, total addressable market, investment highlights, growth strategies, key operational metrics, such as number of brand clients, client retention rate, net dollar retention rate, strategic partnerships with world-class tech peers, historical financials and financial projections. In addition, Ms. Chang and Mr. Chen discussed Perfect’s reasons for considering to enter into a business combination including the amount of proceeds Perfect was seeking to receive from such proposed transaction and Perfect’s strategic initiatives.
Beginning on August 4, 2021, Provident was given access to a Virtual Data Room maintained by Perfect (“VDR”), which included financial information of Perfect for Provident to use in conducting its financial analysis of Perfect. Provident reviewed certain key information included in VDR, including Perfect’s capitalization structure and historical audited financial information.
Representatives of Provident attended multiple virtual meetings and calls with senior management of Perfect between July 28, 2021 and August 17, 2021, during which the senior management of Perfect (i) discussed Perfect’s total addressable market, highlighting the growth potential of Perfect’s business; (ii) went through a detailed explanation of Perfect’s key products and services, highlighting Perfect’s competitive advantage and the key reasons that leading beauty brands use Perfect’s solutions; (iii) performed product demonstrations and shared the various modules Perfect offers to its brand customers across various strategic platforms such as Instagram, YouTube, WeChat and Google Search; and (iv) in relation to the competitive landscape, highlighted Perfect’s market leadership in providing AR- and AI-SaaS solutions to beauty brands and Perfect’s technology capabilities that would enable Perfect to sustain its leadership. In addition to discussing Perfect’s products and business strategies, representatives of Provident and senior management of Perfect also went through Perfect’s financial model built on the historical and projected financial performance of Perfect’s business. During the same period, Provident also conducted independent channel checks with Perfect’s brand customers through its own relationships and networks.
On November 9, 2021, following the termination of the Initial Target LOI, senior management of Provident held a call with Mr. Chen to obtain an update on Perfect’s business, the status of its preparation of financial statements and its interest in continuing to pursue a potential business combination with Provident subsequent to their extensive discussions in July and August 2021. Perfect indicated a continued interest to pursue a potential business combination with Provident, which, in Perfect’s view, had a strong Sponsor team that can partner with Perfect to scale its business.

On November 11, 2021, representatives of Provident held a virtual meeting with senior management of Perfect during which senior management of Perfect provided a more detailed update on Perfect’s business, including new clients acquisitions since the parties’ extensive discussions in August 2021, and further discussed Perfect’s business strategies including cross-selling and upselling opportunities and Perfect’s revenue growth potentials, highlighting the anticipated increase in digitalization of the beauty sector which would lead to an increase in expenditure by beauty brands on AR- and AI-SaaS solutions.
On November 12, 2021, representatives of Provident held a virtual meeting with senior management of Perfect during which parties discussed Perfect’s pipeline products and services and Perfect’s technology roadmap, ways Perfect’s technologies can be applied to other verticals such as the fashion and apparel industry, and the competitive advantage Perfect would have in these new verticals. Senior management of Perfect elaborated on Perfect’s growth strategies in both the beauty and fashion industries.
On November 15, 2021, representatives of Provident held a virtual meeting with senior management of Perfect to get an update on Perfect’s financial model, including revenue growth, cost drivers and financial projections. Senior management of Perfect also discussed the historical trend of key operating metrics for Perfect’s business.
Between November 11, 2021 and November 15, 2021, Provident gathered and analyzed revenue and other financial data of selected public companies within the market leading, high-growth SaaS and AR-related software sectors (“Perfect Comparable Companies”) in connection with its evaluation of the enterprise value of Perfect.
Between November 11, 2021 and November 15, 2021, in parallel with the meetings targeted at reviewing and analyzing the business and financials of Perfect, Mr. Winato Kartono, the Chairman of Provident’s Board, Mr. Aw and Mr. Hoffmann from Provident and Ms. Chang and Mr. Chen from Perfect led the negotiation of a potential letter of intent between Provident and Perfect (the “Perfect LOI”). Mr. Aw and Mr. Chen had multiple calls during which they discussed key terms of the Perfect LOI, including Perfect’s enterprise valuation, Perfect earn out consideration structure, Sponsor earn out consideration and forfeiture structure, the lock-up period for key stakeholders, and the potential PIPE Investment size. Each of Provident and Perfect also had multiple virtual meetings and calls internally to discuss those key terms. Provident and Perfect negotiated and agreed on a pro forma enterprise value of Perfect of $1.295 billion, based on Provident’s valuation of Perfect using various methodologies, including comparable company analysis and a discounted cash flow model. Perfect and Provident negotiated an earn out consideration structure and a Sponsor earn out and forfeiture structure to align long-term interests of both parties and the post-Business Combination company. Provident and Perfect also discussed post-closing lock-up conditions and duration for all existing shareholders of Perfect and the Sponsor. Perfect also indicated to Provident that a PIPE Investment size in the range of $50,000,000 to $100,000,000 would provide the appropriate level of funding to Perfect. Following those discussions, the key terms of the Perfect LOI were substantially agreed upon.
On November 16, 2021, Provident submitted a draft Perfect LOI to Perfect through email, which included a pre-money enterprise valuation of $1.20 billion, the pro forma shares for the Sponsor and other agreed key terms. The pre-money enterprise valuation of $1.20 billion corresponds to the then agreed pro forma enterprise valuation of $1.295 billion. Following the submission, representatives of Provident and Perfect discussed certain structural elements including granting high-vote shares to the founder of Perfect to allow the founder to maintain control of Perfect after the Business Combination, and other elements that Provident and Perfect believe would facilitate Perfect’s ability to focus on generating long-term value for Perfect and its shareholders after the completion of the Business Combination.
On November 17, 2021, Provident and Perfect executed the Perfect LOI setting forth the principal terms of the Business Combination that reflected the parties’ negotiations described above. Among other provisions, the Perfect LOI contained:
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a pre-money enterprise valuation of Perfect of $1.20 billion;

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a Perfect earn out consideration structure consisting of up to 10 million of the Perfect Class A Ordinary Shares post-closing to certain pre-closing equity holders of Perfect in three tranches of three million, three million and four million, respectively, based on Perfect’s volume-weighted average stock price exceeding $11.50, $13.00 and $14.50, respectively, within a five-year period of the Closing;
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a Sponsor earn out and forfeiture structure consisting of up to 25% of shares of Provident held by the Sponsor being subject to forfeiture and vesting based upon the following conditions: (i) 40% of such shares will be vested at the Closing, (ii) 20% of such shares will be forfeited at the Closing, and (iii) 20% of such shares will be vested upon Perfect’s volume-weighted average stock price exceeding $11.50 and $13.00, respectively, within a five-year period of the Closing;

•
(i) a six-month lock-up period for existing Perfect shareholders other than Perfect’s senior management and CyberLink International, (ii) a 12-month lock-up period for Perfect’s senior management and CyberLink International, and (iii) a 12-month lock-up period for the Sponsor subject to early release after 180 days, based on Perfect’s volume-weighted average stock price exceeding $12 for any 20 trading days within any 30-day-trading period after the Closing;

•
a dual-class share structure for Perfect pursuant to which high vote shares will be granted to the founder of Perfect to ensure the founder controls a majority of the voting power of Perfect after the Closing; and

•
certain customary closing conditions.

The Perfect LOI was non-binding with respect to the proposed Business Combination, except for certain provisions related to transaction expenses, exclusivity, confidentiality and certain miscellaneous provisions.
Following the execution of the letter of intent, Provident engaged Lee and Li, Attorneys-at-Law (“L&L”), Jun He Law Offices (“Jun He”), Tokyo International Law Office (“TILO”) and Ogier (“Ogier”) as its legal counsel with respect to the laws of Taiwan, the PRC, Japan and the Cayman Islands, respectively.
Following the execution of the letter of intent, Citigroup Global Markets Inc. (“Citi”), the prospective placing agent in connection with potential PIPE Investment, engaged Latham & Watkins LLP (“L&W”) as the U.S. legal counsel to the placement agent(s) of the PIPE Investment.
Beginning on November 18, 2021, Provident, with assistance of Davis Polk & Wardwell LLP, U.S. legal counsel to Provident (“DPW”), L&L, Jun He and TILO, commenced legal due diligence on Perfect, including due diligence on Perfect’s corporate structure, licensing practices, intellectual property, material contracts and employee matters. DPW sent a preliminary legal due diligence request list to Perfect on November 21, 2021, and DPW, with input from L&L, Jun He and TILO, sent multiple supplemental request lists between November 24, 2021 and December 24, 2021, based on review of the due diligence materials and responses provided by Perfect.
Beginning on November 21, 2021, Integrity Risk International, an investigative research firm, engaged by Citigroup Global Markets Asia Limited (“Citi Asia”), an affiliate of Citi, commenced background checks on Perfect and certain of its management team members.
On November 22, 2021, Provident formally engaged Ernst & Young (“EY”) to conduct financial due diligence and provide tax advice on a potential business combination with Perfect. Provident sent a preliminary financial due diligence question list to Perfect on December 3, 2021 and received preliminary responses from Perfect on December 8, 2021.
By late December 2021, Provident’s advisors, including DPW, L&L, Jun He, TILO and EY provided Provident’s management with summaries of the process and key findings in the due diligence investigation of Perfect. The due diligence process included, but was not limited to: (i) a comprehensive review of the materials provided by Perfect, including materials from Perfect in response to requests of Provident’s advisors for follow-up data and information, as well as Perfect’s responses to due diligence questions; (ii) multiple virtual meetings and calls with Perfect regarding Perfect’s business and operations, projections and technical diligence matters, as well as financial, tax and legal matters, including those related to intellectual property and information technology matters, regulatory matters, litigation matters, corporate matters (including material contracts, capitalization and other customary corporate matters), and labor and employment matters; (iii) summaries provided to Provident by its advisors of key findings with respect to business, operational, legal and financial due diligence; (iv) financial due diligence on the financial information provided by Perfect; (v) third-party due diligence on the material third parties of Perfect as determined by financial contribution of such third parties to Perfect’s financial results, including conducting interviews with such material third parties.
In parallel with Provident’s due diligence investigation of Perfect, Provident and Perfect, in consultation with their respective financial and legal advisors and representatives from Citi, began preparing an investor presentation for meeting with certain targeted potential PIPE investors on a confidential basis.
In parallel with Provident’s due diligence investigation of Perfect, DPW began to draft the Business Combination Agreement and the form of the Subscription Agreement.
On December 7, 2021, Provident provided an initial draft of the investor presentation for meetings with potential PIPE investors. Over the same week, Provident, Perfect and Citi and their respective financial and legal advisors exchanged comments to revise and finalize the initial investor presentation to be shared with potential PIPE investors.
On December 7, 2021, DPW sent to Sullivan & Cromwell (Hong Kong) LLP (“S&C”), U.S. legal counsel to Perfect, an initial draft of the form of the Subscription Agreement.
On December 12, 2021, DPW sent to S&C an initial draft of the Business Combination Agreement, which contained principal transaction terms generally consistent with the terms of the Perfect LOI. The initial draft of the Business Combination Agreement contemplated, among other things: (i) that Perfect would effect a pre-closing recapitalization; (ii) no survival of the representations, warranties and covenants contained therein and, relatedly, no post-Business Combination indemnity; (iii) earnout shares issuable pursuant to certain previously agreed-upon milestones related to the public trading price of shares of the post-combination company; and (iv) no adjustment to the merger consideration for post-Business Combination working capital, cash or indebtedness.
On December 13, 2021, Citi formally entered into an engagement letter (the “Placement Agent Engagement Letter”) with Provident to serve as Provident’s placement agent and capital markets advisor in connection with the PIPE Investment.
Beginning on December 13, 2021, L&W started reviewing the draft of the form of the Subscription Agreement.
Beginning on December 13, 2021, Provident, Perfect and Citi commenced their outreach to a limited number of potential investors in connection with the PIPE Investment.
On December 30, 2021 and January 5, 2022, DPW received from S&C comments on the Business Combination Agreement, which included, among other things, (i) the requirement that Provident’s available cash immediately prior to the Closing shall be no less than $200 million, (ii) revisions to the representations and warranties of Perfect and Provident, and (iii) revisions to the interim covenants of Perfect and Provident.
On January 5, 2022, Barclays Capital Inc. (“Barclays” and, together with Citi, the “Placement Agents”) entered into a joinder to the Placement Agent Engagement Letter with Provident and Citi to serve as the co-placement agent and co-capital markets advisor for the PIPE Investment. On the same day, Barclays and Barclays Bank PLC entered into an engagement letter with Provident to serve as Provident’s M&A financial advisor in connection with the Business Combination.
Beginning on January 5, 2022, Barclays joined Citi, Provident and Perfect in their outreach to a limited number of potential investors in connection with the PIPE Investment.
On January 9, 2022, DPW sent to S&C a revised draft Business Combination Agreement reflecting DPW’s discussion with Provident’s management team and other advisors, including, among other things, reducing the available cash threshold from $200 million to $125 million.
Between January 11, 2022 and January 15, 2022, S&C sent to DPW initial drafts of the Perfect Shareholder Voting Agreement, Perfect’s Articles, the New Registration Rights Agreement and the Perfect Shareholder Lock-Up Agreement.

On January 18, 2022, DPW sent to S&C an initial draft of the Sponsor Letter Agreement.
On January 22, 2022, S&C sent to DPW an initial draft of Perfect’s disclosure schedules with respect to the Business Combination Agreement.
On January 26, 2022, Provident, Perfect and Placement Agents agreed on the preliminary form of the Subscription Agreement after having exchanged multiple iterations of the draft, and the terms of such agreed preliminary form of Subscription Agreement were consistent with recent precedent transactions. Placement Agents provided the preliminary form of the Subscription Agreement to the potential PIPE investors for review.
On January 28, 2022, DPW sent to S&C an initial draft of Provident’s disclosure schedules with respect to the Business Combination Agreement.
Provident and Perfect had numerous virtual meetings and calls between February 1, 2022 and February 4, 2022, during which parties primarily discussed lowering the previously agreed valuation of Perfect based on various methodologies and then available financial statements prepared in conformity with T-IFRS (the “February Valuation”) due to a decline in the market valuation of Perfect Comparable Companies. Provident and Perfect were of the view that lowering the valuation of Perfect was in line with the overall market conditions. In connection therewith, Provident agreed to increase the number of shares to be forfeited by the Sponsor at the Closing and subject to post-closing earn-out arrangements to bridge the gap in the valuation expectation between Provident and Perfect. In addition, Provident and Perfect agreed to adjust the target PIPE Investment size from $100,000,000 to $50,000,000 to offset the additional dilutive effect on Perfect’s existing shareholders caused by the lowered valuation. The lowered valuation and other updated terms were then communicated to the potential investors in the PIPE Investment.
Between January 9, 2022 and February 24, 2022, DPW and S&C exchanged multiple drafts of the Business Combination Agreement, the Ancillary Agreements and various other documents to be entered into in connection with the Business Combination, including reflecting that the amount of available cash should not exclude transaction expenses, a Provident transaction expenses cap, which if exceeded would require the written consent of Perfect, and an illustration of share recapitalization of Perfect, along with various technical and other changes.
Between February 3, 2022 and February 28, 2022, Provident and Perfect exchanged multiple drafts of the form of the Subscription Agreement with certain PIPE Investors and agreed on the form of the Subscription Agreement with such investors.
On March 2, 2022, Provident’s Board held a virtual meeting to discuss anticipated final transaction terms and evaluate the Proposed Transactions, including the Business Combination, which was attended by all of the directors of Provident. Representatives of DPW, Ogier and Barclays and members of Provident’s management team were in attendance by invitation of Provident’s Board. A representative of Ogier gave a presentation to Provident’s Board that included a review of the directors’ fiduciary duties in relation to the directors’ consideration of the Business Combination. The management of Provident gave a presentation to the directors that included the reasons management believes that Perfect is a suitable target, the results of the marketing of the PIPE Investment in connection with the Business Combination, findings of due diligence, a summary of the February Valuation, a review of Perfect’s business, its well-recognized market leadership and opportunities for future growth, and certain risks and other considerations associated with the Business Combination. A representative of DPW reviewed with Provident’s Board the key transaction terms of the Proposed Transactions, including the Business Combination Agreement and Ancillary Agreements. Following discussion and consideration, Provident’s Board concluded, taking into account the criteria utilized by Provident to evaluate acquisition opportunities and based upon its evaluation of Perfect’s business, financial conditions and related growth potentials and risks and its assessment of the consideration to be paid in the Business Combination, that the Business Combination Agreement, the Ancillary Agreements, and the Business Combination and the other transactions contemplated thereby were fair to, advisable and in the best interests of Provident and its shareholders and that it was advisable for Provident to enter into the Business Combination Agreement and the Ancillary Agreements and to consummate the transactions contemplated thereby. Provident’s Board therefore unanimously approved the Business Combination Agreement and each of the Ancillary Agreements and the transactions contemplated thereby.

On March 3, 2022, Perfect’s Board unanimously adopted written resolutions resolving that the Business Combination Agreement and each of the Ancillary Agreements and the transactions contemplated thereby be approved.
On March 3, 2022, Provident and Perfect executed the Business Combination Agreement, the Sponsor Letter Agreement and the Perfect Shareholder Voting Agreement, and Provident, Perfect and the PIPE Investors executed the Subscription Agreements.
After the execution of the Business Combination Agreement and the applicable Ancillary Agreements on March 3, 2022, Provident and Perfect issued a joint press release announcing the Business Combination.
In mid-March 2022, subsequent to the execution of the Business Combination Agreement and the applicable Ancillary Agreements, the management of Provident provided an update to the directors with a summary of the valuation of Perfect used for the February Valuation with financial information prepared in accordance with IFRS in lieu of T-IFRS (the “March Valuation”). Provident’s Board concluded that the differences between the February Valuation and the March Valuation were immaterial and reaffirmed their approval of the consummation of the transactions completed by the Business Combination Agreement and each of the Ancillary Agreements.
Ultimately, for the reasons provided in the section entitled “Proposal No. 1—The Business Combination Proposal—Reasons for the Approval of the Proposed Transactions” below, Provident’s Board, management and the Sponsor determined that the Company was a more viable opportunity than the Other Potential Acquisitions.
Reasons for the Approval of the Proposed Transactions
In evaluating the Proposed Transactions and making the above determinations and its recommendation, Provident’s Board consulted with its advisors and Provident’s management and considered a number of factors, including, but not limited to, the factors discussed below. In light of the wide number and complexity of the factors considered in connection with its evaluation of the Proposed Transactions, the Board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors that it considered in reaching its determination and supporting its decision. Provident’s Board viewed its decision as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors. This explanation of Provident’s Board’s reasons for the Proposed Transactions and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under the section entitled “Cautionary Note Regarding Forward-Looking Statements”.
Provident’s Board considered a number of factors pertaining to the Proposed Transactions as generally supporting its decision to enter into the Business Combination Agreement, the Ancillary Agreements and the transactions contemplated thereby. Before reaching its decision to approve the Proposed Transactions, Provident’s Board reviewed the results of due diligence conducted by Provident’s management and by Provident’s legal and financial advisors, which included, among other things:
•
extensive meetings with Perfect’s management team;

•
research on the beauty AR- and AI-SaaS industry, including historical growth trends and market share information, as well as growth projections;

•
analysis of Perfect’s planned expansion strategy and operations;

•
review of Perfect’s material contracts regarding financials, tax, legal, accounting, and information technology;

•
Perfect’s technology and intellectual property;

•
financial and valuation analysis of Perfect and the Business Combination;

•
reports related to tax, financial, commercial, and technological and legal diligence prepared by external advisors; and

•
assessment of Perfect’s public company readiness.

Provident’s Board ultimately determined that the decision to ultimately pursue a business combination with Perfect over the Other Potential Acquisitions was generally the result of, but not limited to, one or more of the following reasons:
•
the determination of Provident’s management and the Sponsor that: (i) the market opportunity was substantial, and (ii) Perfect was an attractive investment opportunity because of its global leadership in beauty AR- and AI-technology, its proven track record of success in working with the world’s leading beauty brands, its high revenue growth and significant growth potential and experienced management team;

•
the determination that the combination of Provident and Perfect has the potential to increase substantially the likelihood of the combined company achieving its growth potential and thereby create shareholder value;

•
the determination of Provident’s management and the Sponsor that Perfect was a more viable opportunity than the Other Potential Acquisitions; and

•
a difference in valuation expectations between Provident and the senior executives or shareholders of the Other Potential Acquisitions.

Specifically, Provident’s Board considered a number of factors pertaining to the Proposed Transactions as generally supporting its decision to approve the entry into the Business Combination Agreement, the Ancillary Agreements and the transactions contemplated thereby, including, but not limited to, the following material factors (which covered each of Provident’s search criteria as set forth in its IPO prospectus):
•
Potential Market.   According to Frost & Sullivan, it is estimated that AR- and AI-potential spending by beauty brands that operate in the skincare, haircare, makeup, and hygiene products segments (“Beauty Tech TAM”) reached $3.3 billion in 2021. Driven by accelerated digitization of the beauty industry, as well as the need for brands to offer differentiated experience to consumers, Beauty Tech TAM is expected to grow at 13.1% CAGR to $6.1 billion by 2026. In addition, Perfect’s vertical expansion to fashion accessories solutions further broadens its addressable market. According to Frost & Sullivan, AR- and AI-spending by fashion brands operating in apparel, eyewear, watches, and jewelry segments (“Fashion Accessories Tech TAM”) is expected to reach $9.8 billion by 2026, growing by 12.2% CAGR from $5.5 billion in 2021. Considering the Beauty Tech TAM and Fashion Accessories Tech TAM as a whole, Provident’s Board believes that Perfect is addressing a massive and underpenetrated market that is expected to be worth $15.9 billion by 2026.

•
Market Leadership with Sustainable Competitive Advantage.   Perfect is the market leader in the global beauty tech sector with approximately 95% market coverage in terms of top-20 beauty group coverage, covering more than 400 global brands as of September 30, 2021, according to Frost & Sullivan. Within the indie beauty brands, Perfect covers approximately 300 brands, representing approximately 90% market coverage in terms of indie brands that utilize AR- and AI-technology in their business, according to Frost & Sullivan.

•
High Revenue Growth Potential.   Perfect generated total revenue of $29.9 million, $22.9 million and $11.6 million, respectively, in years 2020, 2019 and 2018, and $17.3 million for the six months ended June 30, 2021. Perfect’s revenue is expected to grow at a CAGR of 32% between 2019 and 2021. Perfect’s revenue is expected to further grow significantly between 2021 and 2023 at a CAGR of 46%, which will primarily be driven by Perfect’s market leading position, attractive unit economics and strong customer retention.

•
Attractive Unit Economics.   Perfect’s business generates sizeable and highly visible recurring cash flows. For Perfect’s top 100 brands, there was approximately a 95% average retention rate during the period from 2016 to 2021. Perfect’s average annual net dollar retention rate from 2018 to 2021 was 147% among the top 100 brands, which outperforms top ranking SaaS companies. In addition, the ratio of Perfect’s customer lifetime value to customer acquisition cost for Perfect’s top 100 brands in

2020 is 8.4x.3 To the knowledge of Provident’s management, such ratio indicates attractive unit economics among the SaaS companies.
•
Significant Expansion Plan.   Provident’s Board believes that there are strong organic growth opportunities for Perfect. Perfect plans to continue to deepen its penetration within the top 20 beauty group by cross-selling to sister brands within the group, enabling sales to more new SKUs in all categories and also upscale by selling to cover more regions within a brand. Beyond beauty and fashion verticals, Perfect can also apply its technology in other verticals such as dental and plastic surgery.

•
Strong Management Team.   Provident’s Board believes that Perfect has a strong management team, led by Alice H. Chang, the CEO of Perfect. Alice previously served as chief executive officer of CyberLink for 18 years during which CyberLink grew from a small startup to an award-winning global brand under her leadership. Prior to joining CyberLink, Alice was the executive vice president of Trend Micro Inc. and also worked at Citicorp Investment Bank. Pin-Jen (Louis) Chen, Executive Vice President and Chief Strategy Officer of Perfect, has 20 years of industry experience. Prior to joining Perfect Corp in 2015, Pin-Jen (Louis) Chen spent 12 years with CyberLink in various roles with a very wide range of experiences, including product planning, development, business development, consumer sales and marketing. Wei-Hsin Tsen (Johnny Tseng), SVP and CTO of Perfect, has 25 years of experience in software engineering. He was fundamental in building all the engineering for Perfect including server infrastructure, SaaS modules and mobile app technologies and previously led the development of CyberLink software.

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Terms of the Business Combination Agreement and Ancillary Agreements.   Provident’s Board reviewed the financial and other terms of the Business Combination Agreement and Ancillary Agreements and determined that they were the product of arm’s-length negotiations among the parties and fair to the Public Shareholders.

Provident’s Board also considered a variety of uncertainties and risks and other potentially negative factors concerning the Proposed Transactions, including, but not limited to, the following:
•
Business Risks.   Provident’s Board considered that there were risks associated with the successful implementation of Perfect’s business plans and uncertainties regarding whether Perfect would be able to realize the anticipated benefits of the Business Combination on the expected timeline or at all, including due to factors outside the parties’ control. Provident’s Board considered the failure of any of these activities to be completed successfully may decrease the actual benefits of the Business Combination and that Provident shareholders may not fully realize these benefits to the extent that they expected to retain the Public Shares following the completion of the Business Combination.

•
Industry Risks.   Provident’s Board considered the risks that the beauty AR- and AI-industry may not fully develop its growth potential. The AR- and AI-beauty technologies are relatively new and rapidly evolving, which subjects Perfect’s business to uncertainties and challenges relating to the growth and profitability of the beauty AR- and AI-market as a whole.

•
Litigation.   The possibility of litigation challenging the Business Combination Agreement or that an adverse judgment granting permanent injunctive relief could delay or prevent consummation of the Business Combination.

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No Third-Party Valuation.   Provident’s Board considered the fact that the parties to the Business Combination have not sought any third-party valuation or fairness opinion in connection with the Business Combination.

•
Redemption Risk.   The risk that a significant number of Provident shareholders may elect to redeem their shares prior to the consummation of the Business Combination, which would reduce the gross proceeds to Perfect from the Business Combination and could result in inability to consummate the Business Combination if Provident’s Available Cash, after giving effect to the PIPE

3
Assuming that the average lifecycle of these brands is five years, Perfect’s customer lifetime value is calculated as the sum of total contract value from Perfect’s top 100 brands in 2020, adjusted for annual NDRR of 120% for the first four years and 115% for the fifth year. Perfect’s customer acquisition cost is derived from the sales and marketing costs for Perfect’s business in 2020.

Investment and FPA Investment prior to the Closing, does not equal to or exceed $125,000,000. The potential high redemption will also reduce liquidity of Perfect’s securities upon consummation of the Business Combination.
•
Liquidation of Provident.   Provident may not be able to complete the Business Combination or any other business combination within the prescribed time frame, in which case Provident would cease all operations except for the purpose of winding up, and Provident would redeem Public Shares and liquidate.

•
Listing Risks.   Nasdaq or another stock exchange may not list Perfect’s securities upon consummation of the Business Combination, which could limit investors’ ability to sell their Perfect securities.

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Closing Conditions.   The fact that the consummation of the Proposed Transactions is conditioned on the satisfaction of certain closing conditions that are not within Provident’s control.

•
Other Risks.   Various other risks associated with the Proposed Transactions, the parties thereto and their respective business as fully described under “Risk Factors”.

In addition to considering the factors described above, Provident’s Board also considered that the officers and some of the directors of Provident may have interests in the Proposed Transactions as individuals that are different from, or in addition to, those of other shareholders and warrant holders generally (see the section entitled “—Interests of Provident’s Directors and Officers in the Business Combination”). Provident’s independent directors reviewed and considered these interests during their evaluation of the Proposed Transactions and in unanimously approving, as members of Provident’s Board, the Business Combination Agreement, the Ancillary Agreements and the transactions contemplated thereby, including the Proposed Transactions.
Provident’s Board concluded that the potential benefits that it expected Provident and its shareholders to achieve as a result of the Proposed Transactions outweighed the potentially negative factors associated with the Proposed Transactions. Accordingly, Provident’s Board unanimously determined that the Business Combination Agreement, the Ancillary Agreements and the transactions contemplated thereby, including the Proposed Transactions, were advisable and fair to, and in the best interests of, Provident and its shareholders.
Financial Analysis
The following is a summary of the material financial and valuation analyses presented to and reviewed by Provident’s Board in connection with the valuation of Perfect in the Business Combination. The summary set forth below does not purport to be a complete description of the financial and valuation analyses reviewed or factors considered by Provident’s management, nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by Provident’s Board. Provident may have deemed various assumptions more or less probable than other assumptions. Some of the summaries of the financial analyses set forth below include information presented in tabular or chart format. Considering the data in the tables or charts specified below without considering all financial analyses or factors or the full narrative description of such analysis or factors, including the methodologies and assumptions underlying such analyses or factors, could create a misleading or incomplete view of the process underlying Provident’s financial analyses and the recommendation for Provident’s Board. The financial information of Perfect initially presented to Provident’s Board was prepared in conformity with T-IFRS, which was subsequently supplemented by the financial information of Perfect prepared in accordance with IFRS.
Provident’s management conducted a review of Perfect that included an analysis of Perfect’s existing business model, historical and projected financial results and a valuation analysis in order to enable Provident’s Board and Provident shareholders to ascertain the reasonableness of the consideration being paid to Perfect’s existing shareholders in connection with the Business Combination.
The valuation analyses reviewed by Provident’s Board were conducted based upon numerous material assumptions with respect to, among other things, the market size, commercial efforts, industry performance, general business and economic conditions and numerous other matters, many of which are beyond the control of Provident, Perfect or any other parties to the Business Combination. None of Provident, Perfect

or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of Perfect do not purport to be appraisals or reflect the prices at which Perfect shares may actually be valued or trade in the open market after the consummation of the Business Combination. Accordingly, the assumptions and estimates used in, and the results derived from, the financial analysis are inherently subject to substantial uncertainty. The following quantitative information, to the extent that it is based on market data, is not necessarily indicative of current market conditions.
Selected Public Company Analysis
Given Perfect’s rapid growth profile and its profitability level, which is not expected to reach maturity over the projection period due to continued investment in the business, Provident believed that revenue multiples and growth-adjusted revenue multiples were the most relevant metrics for the selected public company analysis. Furthermore, companies with similar growth and profitability profiles generally trade on CY2022E and CY2023E revenue multiples and growth-adjusted revenue multiples, and hence Provident primarily focused on the revenue multiples and growth-adjusted revenue multiples for these years in selecting its reference ranges.
Although Perfect does not have a direct operating comparable as a provider of AR- and AI-technology for beauty and fashion accessories, Provident’s management determined that two groups of public companies were comparable to Perfect in certain key aspects for the purpose of this financial analysis: (i) certain companies that utilize a Software-as-a-Service model with higher than 30% projected future revenue CAGR from CY2021E to CY2023E and leading positions in their respective target market or segment (“Leading High-Growth Software Companies”); and (ii) certain companies that provide software in the augmented reality (AR) segment (“AR-Related Software Companies”).
In selecting the most relevant public companies from the aforementioned two comparable groups, Provident’s management noted that Perfect’s business is analogous to the selected comparable groups in a number of aspects, including (i) leadership in a rapidly growing market or segment, (ii) differentiated technology platform which is considered to be pioneers or disruptors in their respective target market or segment, (iii) differentiated business model and highly durable growth, and (iv) similar projected growth rate (i.e., exceeding 30% projected future revenue CAGR from CY2021E to CY2023E). Therefore, Provident’s management identified this set of comparable companies for purposes of the Selected Public Company Analysis.
Leading High-Growth Software Companies selected included the following:
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Shopify

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Datadog

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CrowdStrike

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Zscaler

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Zoominfo Technologies

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Bill.com

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Asana

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Monday.com

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Doximity

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Sprout Social

AR-Related Software Companies selected included the following:
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Unity Software

•
Matterport

Operational Benchmarking
Provident’s Board compared the estimated revenue CAGR between CY2021E and CY2023E and CY2020 gross margin of Perfect against each of the comparable companies in the comparable company set. These were estimated based on publicly available information as of February 4, 2022. In addition, all estimates were calendarized to December year-ends. The operational benchmarking analysis implied that Perfect’s CY2021E to CY2023E revenue CAGR and CY2020 gross margin is higher than most of the companies in the comparable company set.
CY2021E to CY2023E Revenue CAGR:
CY2020 Gross Margin:
Valuation Benchmarking
Provident’s Board reviewed an analysis of the estimated total enterprise value / revenue and estimated total enterprise value / revenue / growth (growth defined as CY2021E to CY2023E Revenue CAGR shown in the Operational Benchmarking section) of each of the comparable companies in the comparable company set. These were estimated based on publicly available information as of February 4, 2022. In addition, all estimates were calendarized to December year-ends.
CY2022E EV / Revenue

CY2023E EV / Revenue
CY2022E EV / Revenue / Growth(1)

(1)
EV / Revenue divided by CY2021E to CY2023E CAGR

CY2023E EV / Revenue / Growth(1)

(1)
EV / Revenue divided by CY2021E to CY2023E CAGR

Provident’s Board considered the implied enterprise valuation for Perfect utilizing both (i) CY2022E and CY2023E revenue multiples reference range and (ii) CY2022E and CY2023E growth adjusted revenue multiples reference range from the comparable company set. In selecting the reference range multiples, Provident used the average and median of the comparable company set for each respective year.
Provident’s Board was provided with, among other things, implied enterprise values derived using the calculations described above and applied to Perfect’s CY2022E projected revenue of $60.7 million and $86.2 million, respectively, for CY2022E and CY2023E.
These analyses indicated the following implied total enterprise value ranges for Perfect based on the median and average multiples of the comparable company set as compared to the $1.019 billion consideration:

Reference Range	Selected Multiples Reference Range	Implied Total Enterprise Value Range ($mm)	Consideration ($mm)	Consideration Discount to Implied Total Enterprise Value Range
EV / CY2022E Revenue	19.8 – 21.4x	$1,200 – $1,297	$1,019	15-22%
EV / CY2023E Revenue	15.6 – 16.1x	$1,344 – $1,387	$1,019	24-27%
EV / CY2022E Revenue / Growth	0.54 – 0.57x	$1,517 – $1,608	$1,019	33-37%
EV / CY2023E Revenue / Growth	0.41 – 0.43x	$1,621 – $1,710	$1,019	37-40%

(1)
EV / Revenue divided by CY2021E to CY2023E CAGR

Discounted Cash Flow Analysis
The Provident Board also considered a discounted cash flow analysis that calculated the estimated net present value utilizing the projected unlevered free cash flow from the financial model provided by the management of Perfect. The discounted cash flow analysis assumed a discount rate range of 9.25% to 9.75% and a terminal growth rate of 4.75% to 5.25%. This analysis indicated an implied enterprise value range of $1,732—$2,170 million for Perfect, as compared to the $1,019 million consideration.
The results of the above-referenced analyses supported Provident’s Board determination that, based on a number of factors, it was fair to and in the best interests of Provident and its shareholders, and that it was advisable, to enter into the Business Combination Agreement and the Ancillary Agreements to which Provident is, or will be, a party to consummate the transactions contemplated thereby (including the Business Combination).
Certain Projected Financial Information
In connection with its consideration of the Business Combination, Provident’s Board was provided with the projection analysis prepared by the management of Perfect (the “Perfect Projections”).
The Perfect Projections are included in this proxy statement/prospectus solely to provide Provident’s shareholders access to information made available in connection with the Provident Board’s consideration of the Business Combination. The Perfect Projections should not be viewed as public guidance. When relying on the Perfect Projections in making a decision regarding the Business Combination, you are cautioned to consider that the projections may be materially different than actual results. Furthermore, the Perfect Projections do not take into account any circumstances or events occurring after February 4, 2022, the date on which the Perfect Projections were presented; except that the management of Provident provided an update to the directors of Provident with March Valuation, which was based on the same methodologies used for February Valuation but with financial information prepared in accordance with IFRS in lieu of T-IFRS. Provident’s Board concluded that the differences between the February Valuation and the March Valuation were immaterial and reaffirmed their approval of the consummation of the transactions completed by the Business Combination Agreement and each of the Ancillary Agreements.
The Perfect Projections were not prepared with a view toward complying with the guidelines established by the SEC or the American Institute of Certified Public Accountants with respect to projected financial information. The Perfect Projections included in this document has been prepared by, and is the responsibility of, Perfect's management. PricewaterhouseCoopers, Taiwan or Marcum LLP have not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying Perfect Projections and, accordingly, PricewaterhouseCoopers, Taiwan and Marcum LLP do not express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers, Taiwan report included in this document relates to the Perfect's previously issued financial statements. The Marcum LLP report included in this document relates to the Provident’s previously issued financial statements. Such reports do not extend to the Perfect Projections and should not be read to do so.
The Perfect Projections included in this proxy statement/prospectus were prepared in good faith by Perfect’s management based on estimates and assumptions it believed to be reasonable with respect to the expected future financial performance of Perfect at the time the Perfect Projections were prepared and speak only as of that time.

While presented with numerical specificity, the Perfect Projections are forward-looking and reflect numerous estimates and assumptions including, but not limited to, future industry performance under various industry scenarios as well as assumptions for competition, general business, economic, market and financial conditions and matters specific to the businesses of Perfect, all of which are difficult to predict and many of which are beyond the preparing parties’ control, including, among other things, the matters described in the sections entitled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors”.
Perfect has not warranted the accuracy, reliability, appropriateness or completeness of the Perfect Projections to anyone, including Provident. Neither Perfect’s management nor any of its respective representatives has made or makes any representations to any person regarding the ultimate performance of Perfect relative to the Perfect Projections. The Perfect Projections are not fact nor a guarantee of actual future performance. The future financial results of Perfect may differ materially from those reflected in the Perfect Projections due to factors beyond Perfect’s or Provident’s ability to control or predict.
The key elements of the Perfect Projections provided to Provident and relied upon by Provident in its financial analysis are set forth in the table below:
(US$ in millions)	2021E(1)	2022E	2023E	2024E	2025E
Total Revenue(2)	40.3	60.7	86.2	116.2	153.3
Gross Profit	33.8	54.4	79.8	108.7	143.8
Gross Margin %	84.0%	89.6%	92.5%	93.5%	93.8%
Adjusted EBITDA(3)	-3.3	13.5	29.7	43.7	59.3

(1)
2021 estimates incorporated unaudited financial results as of September 30, 2021 and projections for the fourth quarter of 2021.

(2)
Total revenue was derived from projected license, service, subscription, advertisement and other revenue.

(3)
Adjusted EBITDA is defined as revenue for the period presented plus other income less cost of sales, research and development expenses, general and administrative expenses, selling expenses and other expenses not considering depreciation and amortization expenses, share-based payment compensation costs and other one-time items related to the Business Combination. Adjusted EBITDA is not a financial measure prepared in accordance with IFRS and should not be considered a substitute for net income (loss) prepared in accordance with IFRS.

Certain of the measures included in the Perfect Projections are non-IFRS financial measures, namely Adjusted EBITDA. Non-IFRS financial measures should not be considered in isolation from, or as a substitute for, Perfect’s consolidated financial results prepared in accordance with IFRS or Perfect’s financial information presented in compliance with IFRS, and non-IFRS financial measures as used by Perfect may not be comparable to similarly titled amounts used by other companies. These non-IFRS measures are uncertain and depend on various factors that cannot be reliably predicted and so reconciliations for projections of non-IFRS financial measures have not been provided. These factors also could be material to Perfect’s results computed in accordance with IFRS.
The Perfect Projections are not included in this proxy statement/prospectus in order to induce any Provident shareholders to vote in favor of any of the proposals at the special meeting.
We encourage you to review the financial statements of Perfect included in this proxy statement/prospectus, as well as the financial information in the section of this proxy statement/prospectus entitled “Unaudited Pro Forma Condensed Combined Financial Information” and to not rely on any single financial measure.
None of Provident, Perfect and any of their respective affiliates intends to, and, except to the extent required by applicable law, each expressly disclaims any obligation to, update, revise or correct the Perfect Projections to reflect circumstances existing or arising after the date such Perfect Projections were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Perfect Projections are shown to be inappropriate or any of the Perfect Projections otherwise would not be realized.

Satisfaction of 80% Test
It is a requirement under Provident’s Articles that any business acquired by Provident have a fair market value equal to at least 80% of the balance of the funds in the Trust Account at the time of the execution of a definitive agreement for an initial business combination.
As of March 3, 2022, the date of the execution of the Business Combination Agreement, the balance of the funds in the Trust Account was approximately $230 million and 80% thereof represents approximately $184 million. In reaching its conclusion on the 80% asset test, Provident’s Board used as a fair market value for Perfect of $1,010 million equity value, which is before giving any effect for the Business Combination and was implied based on the terms of the Business Combination agreed to by parties in negotiating the Business Combination Agreement. The parties to the Business Combination Agreement considered factors such as Perfect’s historical financial results, the future growth outlook and financial plan, as well as valuations and trading of publicly traded companies in similar and adjacent sectors.
Provident’s Board believes that because of the financial skills and background of its directors, it was qualified to conclude that the acquisition of Perfect met the 80% requirement. Based on the fact that the $1,010 million fair market value of Perfect as described above, is in excess of the threshold of approximately $184 million, representing 80% of the balance of the funds in the Trust Account, Provident’s Board determined that the fair market value of Perfect was substantially in excess of 80% of the funds in the Trust Account and that the 80% test was met.
Interests of Provident’s Directors and Officers in the Business Combination
When you consider the recommendation of Provident’s Board in favor of approval of the Business Combination Proposal, you should keep in mind that Provident’s Initial Shareholders, including its directors and executive officers, have interests in such proposal that are different from, or in addition to, your interests as a shareholder or warrant holder. These interests include, among other things:
•
If the Business Combination or another business combination is not consummated by January 12, 2023 (or a later date approved by Provident’s shareholders pursuant to Provident’s Articles), Provident will cease all operations except for the purpose of winding up, redeem 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining shareholders and Provident’s Board, dissolve and liquidate. On the other hand, if the Business Combination is consummated, each outstanding Provident Ordinary Share will be converted into one Perfect Class A Ordinary Share, subject to adjustment described herein.

•
If Provident is unable to complete a business combination within the required time period, the Sponsor will be liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Provident for services rendered or contracted for or for products sold to Provident but only if such a vendor or target business has not executed a waiver. If Provident consummates a business combination, on the other hand, Provident will be liable for all such claims.

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Prior to the consummation of the Initial Public Offering, on October 28, 2020, the Sponsor purchased an aggregate of 5,750,000 Founder Shares for $25,000, or $0.004 per share. The Sponsor subsequently transferred 312,500 Founder Shares to Ward Ferry for no cash consideration concurrently with the closing of the Initial Public Offering pursuant to the Forward Purchase Agreement and an aggregate of 110,000 Founder Shares to three independent directors and two advisors of Provident. Such Founder Shares would become worthless if Provident does not complete a business combination within the required time period, as the Initial Shareholders waived any right to redemption with respect to these shares without receiving any consideration for such waiver. Such shares have an aggregate market value of approximately $       based on the closing price of the Provident Class A Ordinary Shares of $       on the Nasdaq on     , 2022, the Record Date for the Meeting.

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Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 6,600,000 Private Placement Warrants in a private placement of Provident, generating gross proceeds to Provident of $6,600,000. The Private Placement Warrants would become worthless if Provident does not complete a business combination within the required time period. Such warrants have an aggregate market value of approximately $       based on the closing price of the Public Warrants of $       on the Nasdaq on     , 2022, the Record Date for the Meeting.
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In connection with the FPA Investment, an affiliate of the Sponsor has agreed to subscribe for 2,000,000 Provident Class A Ordinary Shares that are exchangeable for 2,000,000 Perfect Class A Ordinary Shares in the Business Combination.

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Provident’s Initial Shareholders, including its Sponsor, officers and directors, and their respective affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Provident’s behalf, such as identifying and investigating possible business targets and business combinations. However, if Provident fails to consummate a business combination within the required period, they will not have any claim against the Trust Account for reimbursement. Accordingly, Provident may not be able to reimburse these expenses if the Business Combination with Perfect or another business combination is not completed by January 12, 2023 (or a later date approved by Provident’s shareholders pursuant to Provident’s Articles). As of the date of this proxy statement/prospectus, there are no unpaid reimbursable expenses.

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The Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate.

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Given the difference between the purchase price that the Sponsor paid for the Founder Shares and the price of the Public Shares and considering that the Sponsor would receive a substantial amount of Perfect Class A Ordinary Shares in connection with the Proposed Transactions, the Sponsor and its affiliates can earn a positive rate of return on their investment, even if other shareholders experience a negative rate of return in the post-Business Combination company.

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The current directors and officers of Provident will continue to be indemnified by Provident and will continue to be covered by the directors’ and officers’ liability insurance after the Business Combination.

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Since its inception, the Sponsor has made loans from time to time to Provident to fund certain capital requirements. As of the date of this proxy statement/prospectus, no amount of these loans is outstanding. In addition, the Sponsor is entitled to the monthly payment of up to $10,000 for administrative support services until the completion of a business combination or liquidation of Provident. As of the date of this proxy statement/prospectus, no amount of such payment is outstanding.

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Michael Aw, director, Chief Executive Officer and Chief Financial Officer of Provident and a director of the Sponsor, will be a member of Perfect’s Board following the Closing and, therefore, in the future, Mr. Aw could receive cash fees, share options or share-based awards that Perfect’s Board determines to pay to its non-executive directors.

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Provident’s Articles contain a waiver of the corporate opportunity doctrine. With such waiver, there could be business combination targets that may be suitable or worth consideration for a combination with Provident but not offered due to a Provident director’s duties to another entity. Provident does not believe that the potential conflict of interest relating to the waiver of the corporate opportunities doctrine in Provident’s Articles impacted its search for an acquisition target, and Provident was not prevented from reviewing any opportunities as a result of such waiver.

These interests may influence Provident’s directors in making their recommendation to vote in favor of the Business Combination Proposal and the other Proposals described in this proxy statement/prospectus included herein. You should also read the section entitled “Summary of the Proxy Statement/Prospectus—The Proposed Transactions”.
Recommendation of Provident’s Board
After careful consideration of the matters described above, particularly Perfect’s potential for growth, the experience of Perfect’s management, Perfect’s competitive positioning and technical skills, Provident’s Board unanimously determined that each of the Business Combination Proposal, the Merger Proposal, the

Share Issuance Proposal and the Adjournment Proposal is fair to and in the best interests of Provident and its shareholders; and unanimously recommends that shareholders vote “FOR” each of these proposals.
The foregoing discussion of the information and factors considered by Provident’s Board is not meant to be exhaustive but includes the material information and factors considered by Provident’s Board.
Perfect’s Amended and Restated Memorandum and Articles of Association
Pursuant to the Business Combination Agreement, immediately prior to the First Merger Effective Time, the shareholders of Perfect will amend and restate Perfect’s memorandum and articles of association. Perfect’s Articles will reflect the following material differences from Provident’s current amended and restated memorandum and articles of association. This summary is qualified in its entirety by reference to the full text of Perfect’s Articles, a copy of which is included as Annex B:
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the name of the new public entity will be “Perfect Corp”. as opposed to “Provident Acquisition Corp.;”

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Perfect will have 820,000,000 authorized Ordinary Shares, comprised of (i) 700,000,000 Perfect Class A Ordinary Shares, (ii) 90,000,000 Perfect Class B Ordinary Shares and (iii) 30,000,000 Perfect Blank Check Shares, as opposed to Provident having 200,000,000 authorized Provident Class A Ordinary Shares, 20,000,000 authorized Provident Class B Ordinary Shares and 1,000,000 authorized preferred shares;

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Perfect’s corporate existence will be perpetual (until wound up, liquidated, or dissolved in accordance with the laws of the Cayman Islands) as opposed to Provident’s corporate existence which terminates if Provident is unable to consummate a business combination within the required time period; and

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Perfect’s Articles will not include the various provisions applicable only to special purpose acquisition companies that Provident’s Articles contain.

As noted above, certain provisions of Provident’s Articles will not be included in Perfect’s Articles. The following provisions are proposed to be deleted as they apply only during the period that will terminate upon the consummation of the Business Combination:
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The authorized share capital of Provident will be eliminated and replaced with Perfect’s authorized share capital.

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Article 17.1, which outlines the rights attaching to the Provident Class A Ordinary Shares and Provident Class B Ordinary Shares.

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Articles 17.2 to 17.8, which outline the terms applicable to the automatic conversion of Provident Class B Ordinary Shares into Provident Class A Ordinary Shares on the Closing Date.

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Within Article 1.1, the definitions of “Business Combination,” “Class A Share,” “Class B Share,” “Equity-linked Securities,” “IPO” and “Trust Account”.

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Eliminate certain provisions specific to Provident’s status as a blank check company.

Some provisions of Perfect’s Articles may discourage, delay or prevent a change of control of the Company or management that shareholders may consider favorable, including a provision that authorizes Perfect’s Board to issue preference shares in one or more series and to designate the price, rights, preferences, privileges and restrictions of such preference shares without any further vote or action by Perfect’s shareholders.
Such shares could be issued quickly with terms calculated to delay or prevent a change in control of Perfect or make removal of management more difficult. If Perfect’s Board decides to issue these preference shares, the price of Perfect Ordinary Shares may fall, and the voting and other rights of the holders of Perfect Ordinary Shares may be materially adversely affected.
However, under Cayman Islands law, the directors may only exercise the rights and powers granted to them under Perfect’s Articles for a proper purpose and for what they believe in good faith to be in the best interests of the Company.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
In the opinion of Davis Polk & Wardwell LLP, the following are the material U.S. federal income tax considerations to U.S. Holders (defined below) of (i) the exercise of redemption rights by U.S. Holders of Provident Class A Ordinary Shares, (ii) the Mergers and (iii) the ownership and disposition of Perfect Securities received by holders of Provident Securities in the Mergers.
This summary is limited to U.S. federal income tax considerations relevant to U.S. Holders that hold Provident Securities and, after the completion of the Business Combination, will hold Perfect Securities, as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to particular holders in light of their individual circumstances or status, including:
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the Sponsor or any member thereof;

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financial institutions or financial services entities;

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broker-dealers;

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taxpayers that are subject to the mark-to-market tax accounting rules;

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tax-exempt entities;

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governments or agencies or instrumentalities thereof;

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insurance companies;

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regulated investment companies;

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real estate investment trusts;

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expatriates or former long-term residents of the United States;

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persons that actually or constructively own 5% or more of Provident’s shares, by vote or value, or will hold 5% or more of the shares of Perfect, by vote or value;

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persons that acquired Provident Securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

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persons that hold Provident Securities, or will hold Perfect Securities, as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

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U.S. Holders (as defined below) whose functional currency is not the U.S. dollar.

If a partnership (or any entity so characterized for U.S. federal income tax purposes) holds Provident Securities or Perfect Securities, the tax treatment of such partnership and its partners will generally depend on the status of the partners and the activities of the partnership. Partnerships holding any Provident Securities or Perfect Securities and their partners should consult their tax advisers as to the particular U.S. federal income tax consequences of the Mergers, ownership and disposition of Perfect Securities, or the exercise of redemption rights with respect to the Provident Class A Ordinary Shares.
This discussion is based on the Code, proposed, temporary and final Treasury regulations promulgated under the Code (“Treasury Regulations”), and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address alternative minimum or Medicare contribution tax considerations, the special tax accounting rules under Section 451(b) of the Code or U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes), nor does it address any aspects of U.S. state, local or non-U.S. taxation.
We have not and do not intend to seek any ruling from the IRS regarding any aspect of the Business Combination (including the Mergers) or the exercise of redemption rights. There can be no assurance that the IRS will not take positions that are inconsistent with those discussed below or that any such positions would not be sustained by a court.
As used herein, the term “U.S. Holder” means a beneficial owner of Provident Securities or Perfect Securities, as the case may be, who or that is for U.S. federal income tax purposes, (i) a citizen or individual resident of the United States, (ii) a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state therein or the District of Columbia; or (iii) an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.
THIS SUMMARY DOES NOT PURPORT TO BE A COMPREHENSIVE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE BUSINESS COMBINATION. HOLDERS OF PROVIDENT SECURITIES SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE PARTICULAR TAX CONSEQUENCES TO THEM OF ANY ASPECT OF THE BUSINESS COMBINATION AND OF THE OWNERSHIP AND DISPOSITION OF PERFECT SECURITIES AFTER THE BUSINESS COMBINATION, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. TAX LAWS.
Redemption of Provident Class A Ordinary Shares
The tax treatment of a redemption of Provident Class A Ordinary Shares may depend upon whether the redemption is integrated with the Mergers for U.S. federal income tax purposes. The discussion in this subsection assumes that the redemption will not be so integrated. See the discussion below under “—Tax Treatment of the Mergers—Consequences of the Mergers Being Treated as a Reorganization” for a discussion of the tax consequences if the redemption is integrated with the Mergers for U.S. federal income tax purposes.
Subject to the discussions below under “Passive Foreign Investment Company Rules,” in the event that a U.S. Holder’s Provident Class A Ordinary Shares are redeemed pursuant to the redemption provisions described in this proxy statement/prospectus under “Extraordinary General Meeting of Provident Shareholders—Redemption Rights,” the treatment of the redemption for U.S. federal income tax purposes will generally depend on whether the redemption qualifies as a sale of the Provident Class A Ordinary Shares under Section 302 of the Code (in which case such redemption would be treated as described below under the heading “—Consequences of Ownership and Disposition of Perfect Securities—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Perfect Securities”) or rather as a distribution, in which case such redemption would be treated as described in “—Consequences of Ownership and Disposition of Perfect Securities—Taxation of Distributions”. As discussed in more detail below under “Passive Foreign Investment Company Rules,” Provident believes that it will be a PFIC with respect to its current taxable year. In that case, the U.S. federal income tax treatment of any income or gain recognized by a U.S. Holder that exercises its redemption rights will depend on the application of the PFIC rules discussed below and whether the U.S. Holder has made a PFIC Election (as defined below) with respect to its Provident Class A Ordinary Shares.
Generally, whether a redemption qualifies for sale treatment will depend largely on the total number of Provident Ordinary Shares treated as held by the U.S. Holder (including any shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all Provident Ordinary Shares outstanding both before and after such redemption. For this purpose, it is not clear whether (i) the redemption should be treated as occurring before the Mergers, in which case a U.S. Holder would be deemed to hold subsequent to the redemption any Provident Securities that it exchanges in the Mergers or (ii) the redemption should be treated as occurring simultaneously with the Mergers, in which case a U.S. Holder would not be treated as holding any Provident Securities after the redemption.
The redemption of Provident Class A Ordinary Shares generally will be treated as a sale of the Provident Class A Ordinary Shares (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in Provident or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below (each, a “Section 302 Test”).
In determining whether any of the Section 302 Tests are satisfied, a U.S. Holder generally takes into account not only Provident Ordinary Shares actually owned by the U.S. Holder, but also any Provident Ordinary Shares that are constructively owned by such U.S. Holder. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the

U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares the U.S. Holder has a right to acquire by exercise of an option, which would generally include Provident Class A Ordinary Shares that could be acquired pursuant to the exercise of the Public Warrants. In order to meet the substantially disproportionate test, the percentage of Provident’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of Provident Class A Ordinary Shares must, among other requirements, be less than 80% of the percentage of Provident’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption. Before the Mergers, the Provident Class A Ordinary Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all Provident Ordinary Shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all Provident Ordinary Shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of Provident. The redemption of Provident Class A Ordinary Shares will not be essentially equivalent to a dividend with respect to a U.S. Holder if it results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in Provident. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in Provident will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction”.
If none of the foregoing Section 302 Tests is satisfied, then the redemption will be treated as a corporate distribution and taxed in the manner described below under “The Proposal No. 1—The Business Combination Proposal—Material U.S. Federal Tax Consequences—Consequences of Ownership and Disposition of Perfect Securities—Taxation of Distributions” and “Passive Foreign Investment Company Rules”. After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Provident Class A Ordinary Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining Provident Class A Ordinary Shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in other shares constructively owned by such U.S. Holder.
U.S. HOLDERS OF PROVIDENT CLASS A ORDINARY SHARES CONTEMPLATING THE EXERCISE OF THEIR REDEMPTION RIGHTS SHOULD CONSULT THEIR TAX ADVISERS CONCERNING THE U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. TAX CONSEQUENCES THEREOF.
Tax Treatment of the Mergers
Qualification as a Reorganization for U.S. Federal Income Tax Purposes
Provident and Perfect intend to treat the Mergers, taken together, as a “reorganization” within the meaning of Section 368 of the Code (that is, a Reorganization). However, there are significant factual and legal uncertainties as to whether the Mergers will qualify as a Reorganization. For example, under Section 368 of the Code, the acquiring corporation must continue, either directly or indirectly through certain controlled corporations, either a significant line of the acquired corporation’s historic business or use a significant portion of the acquired corporation’s historic business assets in a business. There is an absence of guidance directly on point as to how the provisions of Section 368 of the Code apply in the case of an acquisition of a corporation with only investment-type assets, such as Provident. Accordingly, there are significant factual and legal uncertainties concerning the determination of this requirement.
In addition, in order for the Mergers to qualify as a Reorganization, it is necessary that a substantial part of the value of the proprietary interests in Provident be preserved in the Mergers (the “continuity of interest requirement”). If the redemption of Provident Class A Ordinary Shares is integrated with the Mergers for U.S. federal income tax purposes (as described in more detail below), then it is possible that the continuity of interest requirement will not be satisfied if a substantial portion of the Provident Class A Ordinary Shares are redeemed in connection with the Mergers. If the continuity of interest requirement is not satisfied, then the Merger will not qualify as a Reorganization.

Moreover, qualification of the Mergers as a Reorganization is based on facts which will not be known until or following the closing of the Business Combination, the closing of the Business Combination is not conditioned upon the receipt of an opinion of counsel that the Mergers qualify as a Reorganization, and neither Provident nor Perfect intends to request a ruling from the IRS regarding the U.S. federal income tax treatment of the Mergers. Accordingly, no assurance can be given that the IRS will not assert that the Mergers do not qualify as a Reorganization or that a court will not sustain a challenge by the IRS.
Consequences of the Mergers Being Treated as a Reorganization
Subject to the discussion in the following paragraph and the discussion under the heading “— Application of the PFIC Rules to the Mergers,” assuming that the Mergers qualify as a Reorganization, U.S. Holders will generally not recognize gain or loss for U.S. federal income tax purposes on the exchange of Provident Securities for Perfect Securities pursuant to the Mergers. In such a case, the aggregate tax basis of the Perfect Securities received by a U.S. Holder in the Mergers should be equal to the aggregate adjusted tax basis of the Provident Securities surrendered in exchange therefor. The holding period of the Perfect Securities received by a U.S. Holder in the Mergers should include the holding period during which the Provident Securities exchanged therefor were held by such U.S. Holder. It is unclear whether, for certain purposes, the redemption rights with respect to the Provident Class A Ordinary Shares may prevent the holding period for such shares and therefore the Perfect Class A Ordinary Shares from commencing prior to the Closing Date.
Notwithstanding the foregoing, if a U.S. Holder exercises its redemption rights to receive cash from the Trust Account in exchange for a portion of its Provident Class A Ordinary Shares, such redemption may be treated as integrated with the Mergers rather than as a separate transaction. In such case, cash received by such U.S. Holder in the redemption may also be treated as taxable boot received in the Reorganization. Under this characterization, such U.S. Holder may be required to recognize more gain or income than if the redemption of Provident Class A Ordinary Shares was treated as a separate transaction from the exchange pursuant to the Mergers, and would not be entitled to recognize any loss with respect to its redeemed shares. In addition, in such case, whether any of the Section 302 Tests described above in “—Redemption of Provident Class A Ordinary Shares” generally would be determined by treating the U.S. Holder as having exchanged all of its Provident Class A Ordinary Shares in the Mergers for Perfect Class A Ordinary Shares and treating a portion of such Perfect Class A Ordinary shares as having been redeemed immediately thereafter.
In addition, if a U.S. Holder exercises its redemption rights with respect to all of its Provident Class A Ordinary Shares but also receives Perfect Warrants in exchange for Public Warrants in connection with the Mergers, such redemption also may be treated as integrated with the Mergers rather than as a separate transaction. In such case, cash received by such U.S. Holder in a redemption may also be treated as taxable boot received in the Reorganization. Under this characterization, such U.S. Holder generally is expected to recognize gain (but not loss) on such exchange in an amount equal to the difference between the amount of cash received and such U.S. Holder’s adjusted basis in the Provident Class A Ordinary Shares exchanged therefor. The character of such gain will depend on the application of the PFIC rules and whether a PFIC Election (as defined below) has been made with respect to Provident Securities.
Application of the PFIC Rules to the Mergers
Because Provident is a blank check company with no current active business (as determined for purposes of the PFIC rules), based upon the composition of its income and assets, Provident believes that, if the Business Combination occurs, Provident will have been a PFIC in its 2021 taxable year and will be a PFIC for the current taxable year (which will end as a result of the Mergers).
Section 1291(f) of the Code requires that, to the extent provided in Treasury Regulations, a U.S. Holder who disposes of stock of a PFIC recognizes gain notwithstanding any other provision of the Code. No final Treasury Regulations are currently in effect under Section 1291(f) of the Code. However, proposed Treasury Regulations under Section 1291(f) of the Code have been promulgated with a retroactive effective date. If finalized in their current form or if the IRS successfully asserts that Section 1291(f) of the Code is self-executing notwithstanding the absence of final or temporary Treasury Regulations, a U.S. Holder of Provident Class A Ordinary Shares may recognize gain in connection with the Mergers if: (i) such U.S. Holder did not make a timely qualified electing fund (“QEF”) election or mark-to-market election for

Provident’s first taxable year as a PFIC in which such U.S. Holder held (or was deemed to hold) Provident Class A Ordinary Shares, or a QEF election along with an applicable purging election (collectively, “PFIC Elections”); and (ii) Perfect is not a PFIC in the taxable year that includes the day after the Mergers. Any such gain generally would be subject to the rules described below in “—Passive Foreign Investment Company Rules”.
It is difficult to predict whether, in what form and with what effective date, final Treasury Regulations under Section 1291(f) of the Code will be adopted and whether the IRS would assert that Section 1291(f) of the Code is self-executing notwithstanding the absence of final or temporary Treasury Regulations. Therefore, U.S. Holders of Provident Class A Ordinary Shares that have not made a timely PFIC Election may, pursuant to the proposed Treasury Regulations, be subject to taxation under the PFIC rules on the Mergers to the extent their Provident Class A Ordinary Shares have a fair market value in excess of their tax basis therein.
The application of the PFIC rules to the Public Warrants is unclear. A proposed regulation issued under the PFIC rules (that has a 1992 effective date) generally treats an “option” to acquire the stock of a PFIC as stock of the PFIC, while a final regulation issued under the PFIC rules provides that the holder of an option is not entitled to make a QEF election with respect to the option. It is possible that the proposed Treasury Regulations under Section 1291(f) of the Code (if finalized in their current form) may apply to cause gain recognition under the PFIC rules on the exchange of Public Warrants for Perfect Warrants pursuant to the Mergers.
THE RULES DEALING WITH PFICS IN THE CONTEXT OF THE MERGERS ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS CONCERNING THE CONSEQUENCES TO THEM OF THE PFIC RULES, AND WHETHER A QEF ELECTION, A MARK-TO-MARKET ELECTION OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.
Consequences of the Mergers Not Being Treated as a Reorganization
If the Mergers fail to qualify as a Reorganization, a U.S. Holder of Provident Securities will recognize gain or loss in an amount equal to the difference, if any, between (i) the fair market value of the Perfect Securities received by such U.S. Holder in the Mergers and (ii) such U.S. Holder’s tax basis in the Provident Securities surrendered by such U.S. Holder in the Mergers. As discussed in more detail below under “Passive Foreign Investment Company Rules,” Provident believes that it will be a PFIC with respect to its current taxable year. In that case, the U.S. federal income tax treatment of any income or gain recognized by a U.S. Holder will depend on the application of the PFIC rules discussed below and whether the U.S. Holder has made a PFIC Election with respect to its Provident Class A Ordinary Shares.
Subject to application of such PFIC rules, any gain or loss so recognized would generally be long-term capital gain or loss if the U.S. Holder had held the Provident Securities for more than one year (or short-term capital gain or loss otherwise). It is possible, however, that the redemption rights with respect to the Provident Class A Ordinary Shares may prevent the holding period for such shares from commencing prior to the termination of such rights, in which case a U.S. Holder may not be eligible for long-term capital gain rates. Long-term capital gain realized by a non-corporate U.S. Holders is currently eligible to be taxed at reduced rates. The deductibility of capital losses is subject to certain limitations. In the case of a U.S. Holder that holds Provident Securities with differing tax bases and/or holding periods, which generally occurs when blocks of shares are purchased at different times or for different amounts, these tax basis and holding period rules must be applied separately to each identifiable block of Provident Securities.
Additional Reporting Requirements
Certain U.S. Holders holding specified foreign financial assets with an aggregate value in excess of the applicable dollar thresholds are required to report information to the IRS relating to Perfect Securities, subject to certain exceptions, by attaching a complete IRS Form 8938 (Statement of Specified Foreign Financial Assets) with their tax return for each year in which they hold Perfect Securities. Substantial penalties apply to any failure to file IRS Form 8938 and the period of limitations on assessment and collection of U.S. federal income taxes will be extended in the event of a failure to comply. U.S. Holders are urged to consult their tax advisors regarding the effect, if any, of these rules on the ownership and disposition of Perfect Securities.
Consequences of Ownership and Disposition of Perfect Securities
Taxation of Distributions
Subject to the PFIC rules discussed below, a U.S. Holder generally will be required to include in gross income as dividends the amount of any cash distribution paid on Perfect Class A Ordinary Shares to the extent the distribution is paid out of Perfect’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Such dividends will be taxable to a corporate U.S. Holder at regular corporate tax rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Subject to the PFIC rules discussed below, distributions in excess of such earnings and profits generally will be applied against and reduce the U.S. Holder’s basis in its Perfect Class A Ordinary Shares (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such Perfect Class A Ordinary Shares. Because Perfect may not maintain calculations of earnings and profits under U.S. federal income tax principles, it is expected that the full amount of distributions (if any) paid by Perfect generally will be reported as dividends for U.S. federal income tax purposes.
With respect to non-corporate U.S. Holders, under tax laws currently in effect and subject to the PFIC rules, dividends generally will be taxed at the lower applicable long-term capital gains rate (see the section entitled “—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Perfect Securities” below) only if the Perfect Class A Ordinary Shares are readily tradable on an established securities market in the United States and certain other requirements are met. U.S. Holders should consult their tax advisors regarding the availability of such lower rate for any dividends paid with respect to the Perfect Class A Ordinary Shares, including with respect to the possibility that the redemption rights with respect to the Provident Class A Ordinary Shares may prevent the holding period for Perfect Class A Ordinary Shares received in the Mergers from commencing prior to the termination of such rights.
Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Perfect Securities
Subject to the PFIC rules discussed below, a U.S. Holder generally will recognize capital gain or loss on the sale or other taxable disposition of the Perfect Securities. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such Perfect Securities exceeds one year at the time of such disposition.
The amount of gain or loss recognized on a sale or other taxable disposition generally will be equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. Holder’s adjusted tax basis in its Perfect Securities so disposed. Long-term capital gain realized by a non-corporate U.S. Holder is currently eligible to be taxed at reduced rates. See “—Exercise, Lapse or Redemption of a Warrant” below for a discussion regarding a U.S. Holder’s basis in a Perfect Class A Ordinary Share acquired pursuant to the exercise of a Perfect Warrant. The deductibility of capital losses is subject to certain limitations.
Exercise, Lapse or Redemption of a Perfect Warrant
Subject to the PFIC rules discussed below, and except as discussed below with respect to the cashless exercise of a Perfect Warrant, a U.S. Holder generally will not recognize gain or loss upon the acquisition of a Perfect Class A Ordinary Share on the exercise of a Perfect Warrant for cash. A U.S. Holder’s tax basis in a Perfect Class A Ordinary Share received upon exercise of the Perfect Warrant generally will equal the sum of the U.S. Holder’s tax basis in the Perfect Warrant and the exercise price. It is unclear whether a U.S. Holder’s holding period for the Perfect Class A Ordinary Share will commence on the date of exercise of the Perfect Warrant or the day following the date of exercise of the Perfect Warrant; in either case, the holding period will not include the period during which the U.S. Holder held the Perfect Warrant. If a Perfect

Warrant is allowed to lapse unexercised, a U.S. Holder generally will recognize a capital loss equal to such holder’s tax basis in the Perfect Warrant.
The tax consequences of a cashless exercise of a Perfect Warrant are not clear under current law. A cashless exercise may not be taxable, either because the exercise is not a realization event or because the exercise is treated as a recapitalization for United States federal income tax purposes. In either situation, a U.S. Holder’s tax basis in the Perfect Class A Ordinary Share received generally would equal the U.S. Holder’s tax basis in the Perfect Warrants. If the cashless exercise was not treated as a recapitalization, it is unclear whether a U.S. Holder’s holding period for the Perfect Class A Ordinary Share would commence on the date of exercise of the Perfect Warrant or the day following the date of exercise of the Perfect Warrant. If the cashless exercise were treated as a recapitalization, the holding period of the Perfect Class A Ordinary Share would include the holding period of the Perfect Warrants.
It is also possible that a cashless exercise may be treated in part as a taxable exchange in which gain or loss would be recognized. In such event, a portion of the Perfect Warrants to be exercised on a cashless basis could, for U.S. federal income tax purposes, be deemed to have been surrendered in consideration for the exercise price of the remaining Perfect Warrants, which would be deemed to be exercised. For this purpose, a U.S. Holder may be deemed to have surrendered Perfect Warrants with an aggregate value equal to the exercise price for the total number of Perfect Warrants to be deemed exercised. Subject to the PFIC rules discussed below, the U.S. Holder would recognize capital gain or loss in an amount equal to the difference between the fair market value of the Perfect Warrants deemed surrendered and the U.S. Holder’s tax basis in such Perfect Warrants. In this case, a U.S. Holder’s tax basis in the Perfect Class A Ordinary Shares received would equal the sum of the U.S. Holder’s tax basis in the Perfect Warrants deemed exercised and the exercise price of such Perfect Warrants. It is unclear whether a U.S. Holder’s holding period for the Perfect Class A Ordinary Shares would commence on the date of exercise of the Perfect Warrant or the day following the date of exercise of the Perfect Warrant.
Due to the absence of authority on the United States federal income tax treatment of a cashless exercise, there can be no assurance which, if any, of the alternative tax consequences and holding periods described above would be adopted by the IRS or a court of law. Accordingly, U.S. Holders should consult their tax advisors regarding the tax consequences of a cashless exercise.
Possible Constructive Distributions
The terms of each Perfect Warrant provide for an adjustment to the number of Perfect Class A Ordinary Shares for which the Perfect Warrant may be exercised or to the exercise price of the Perfect Warrant in certain events. An adjustment that has the effect of preventing dilution generally is not taxable. U.S. Holders of Perfect Warrants would, however, be treated as receiving a constructive distribution from Perfect if, for example, the adjustment increases the warrantholders’ proportionate interest in Perfect’s assets or earnings and profits (e.g., through an increase in the number of Perfect Class A Ordinary Shares that would be obtained upon exercise) as a result of a distribution of cash to the holders of Perfect Class A Ordinary Shares which is taxable to the U.S. Holders of such Perfect Class A Ordinary Shares as described under “—Taxation of Distributions” above. Such constructive distribution would be subject to tax as described under that section in the same manner as if the U.S. Holders of the Perfect Warrants received a cash distribution from Perfect equal to the fair market value of the increase in the interest. For certain information reporting purposes, Perfect may be required to determine the date and amount of any such constructive distributions. Proposed Treasury Regulations, which Perfect may rely on prior to the issuance of final Treasury Regulations, specify how the date and amount of constructive distributions are determined.
Passive Foreign Investment Company Rules
The treatment of U.S. Holders of Provident Securities and Perfect Securities could be materially different from that described above if Provident or Perfect is or was treated as a PFIC for U.S. federal income tax purposes.
In general, a non-U.S. corporation is a PFIC for U.S. federal income tax purposes for any taxable year in which (i) 50% or more of the value of its assets (generally determined on the basis of a weighted quarterly average) consists of assets that produce, or are held for the production of, passive income, or (ii) 75% or more of its gross income consists of passive income. Passive income generally includes dividends, interest, royalties, rents, investment gains, net gains from the sales of property that does not give rise to any income and net gains from the sale of commodities (subject to certain exceptions, such as an exception for certain income derived in the active conduct of a trade or business). Cash and cash equivalents are passive assets. The value of goodwill will generally be treated as an active or passive asset based on the nature of the income produced in the activity to which the goodwill is attributable. For purposes of the PFIC rules, a non-U.S. corporation that owns, directly or indirectly, at least 25% by value of the stock of another corporation is treated as if it held its proportionate share of the assets of the other corporation, and received directly its proportionate share of the income of the other corporation.
Perfect Securities
Based on the expected composition of Perfect’s income and assets and the estimated value of Perfect’s assets, including goodwill, Perfect currently does not expect to be a PFIC for its taxable year ending December 31, 2022. However, because Perfect’s PFIC status for any taxable year is an annual determination that can be made only after the end of that year and will depend on the composition of Perfect’s income and assets and the value of its assets from time to time (including the value of its goodwill, which may be determined in large part by reference to the market price of the Perfect Class A Ordinary Shares from time to time, which could be volatile), there can be no assurances that Perfect will not be a PFIC for its taxable year ending December 31, 2022 or any future taxable year.
If Provident is determined to be a PFIC with respect to any U.S. Holder who exchanges Provident Securities for Perfect Securities in connection with the Mergers, the U.S. Holder did not make any of the PFIC Elections, and the U.S. Holder is not subject to tax on the receipt of the Perfect Securities under Section 1291(f) of the Code or otherwise, then, although not free from doubt, Perfect may also be treated as a PFIC as to Perfect Class A Ordinary Shares received by such U.S. Holder in the Mergers, even if Perfect is not a PFIC in its own right. In addition, it is possible that proposed Treasury Regulations could be finalized in a manner that would treat any Perfect Warrants that are received in the Mergers as subject to the PFIC rules.
If Perfect is, or is treated as, a PFIC for any taxable year during which a U.S. Holder owns Perfect Ordinary Shares and any entity in which it owns equity interests is also a PFIC (a “Lower-tier PFIC”), the U.S. Holder will be deemed to own their proportionate amount (by value) of the shares of each Lower-tier PFIC and will be subject to U.S. federal income tax according to the rules described below on (i) certain distributions by a Lower-tier PFIC and (ii) dispositions of shares of Lower-tier PFICs, in each case, as if the U.S. Holder held such shares directly, even though the U.S. Holder will not receive any proceeds of those distributions or dispositions.
If Perfect is, or is treated as, a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder of Perfect Class A Ordinary Shares, gain recognized by the U.S. Holder on a sale or other disposition (including certain pledges) of its Perfect Class A Ordinary Shares will be allocated ratably over the U.S. Holder’s holding period for such shares. The amounts allocated to the taxable year of the sale or disposition and to any year before Perfect became a PFIC will be taxed as ordinary income. The amount allocated to each other taxable year will be subject to tax at the highest rate in effect for individuals or corporations, as applicable, for that taxable year, and an interest charge will be imposed on the resulting tax liability for each such year. Furthermore, to the extent that distributions received by a U.S. Holder in any taxable year on its Perfect Class A Ordinary Shares exceed 125% of the average of the annual distributions on the Perfect Class A Ordinary Shares received during the preceding three taxable years or the U.S. Holder’s holding period, whichever is shorter, the excess distributions will be subject to taxation in the same manner. Dividends paid by Perfect will not be eligible for taxation at the favorable rates described above in “—Taxation of Distributions” if Perfect is a PFIC in the taxable year the dividends are paid or in the preceding taxable year.
In general, a U.S. Holder of shares in a PFIC may avoid the adverse PFIC tax consequences described above in respect of such shares by making and maintaining a timely and valid QEF election to include in income its pro rata share of the PFIC’s net capital gains (as long-term capital gains) and other earnings and profits (as ordinary income), on a current basis, in each case, whether or not distributed, in the taxable year of the U.S. Holder in which or with which the PFIC’s taxable year ends. In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC Annual Information Statement from the PFIC. Perfect does not intend to prepare or provide the information necessary for a U.S. Holder to make a QEF election with respect to Perfect Class A Ordinary Shares.
A U.S. Holder may not make a QEF election with respect to its warrants to acquire Perfect Class A Ordinary Shares. As a result, if a U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants) and Perfect was, or was treated as, a PFIC at any time during the U.S. Holder’s holding period of such warrants, proposed Treasury Regulations that have not been finalized could be interpreted as providing that any gain generally will be treated as an excess distribution, taxed as described above. As described above, Perfect does not intend to prepare or provide the information necessary for a U.S. Holder to make a QEF election with respect to Perfect Class A Ordinary Shares acquired, including those acquired on an exercise of warrants to acquire Perfect Class A Ordinary Shares. Accordingly, if Perfect was, or was treated as, a PFIC at any time during the U.S. Holder’s holding period of such warrants, it is possible that the adverse tax consequences relating to PFIC shares may apply with respect to such newly acquired Perfect Class A Ordinary Shares, unless Perfect ceases to be (or to be treated as) a PFIC and the U.S. Holder makes a purging election. A purging election creates a deemed sale of the U.S. Holder’s Perfect Class A Ordinary Shares at their then fair market value and requires the U.S. Holder to recognize gain pursuant to the purging election subject to the special PFIC tax and interest charge rules described above. If a purging election is made, the U.S. Holder will have a new basis and holding period in the Perfect Class A Ordinary Shares to which the purging election relates.
Alternatively, if Perfect is a PFIC and if the Perfect Class A Ordinary Shares are “regularly traded” on a “qualified exchange,” a U.S. Holder could make a mark-to-market election that would result in tax treatment different from the general tax treatment for PFICs described above. Perfect Class A Ordinary Shares will be treated as regularly traded for any calendar year in which more than a de minimis quantity of the Perfect Class A Ordinary Shares are traded on a qualified exchange on at least 15 days during each calendar quarter. Nasdaq, where the Perfect Class A Ordinary Shares are expected to be listed, is a qualified exchange for this purpose. If a U.S. Holder of Perfect Class A Ordinary Shares makes the mark-to-market election, the U.S. Holder generally will recognize as ordinary income any excess of the fair market value of the Perfect Class A Ordinary Shares at the end of each taxable year over their adjusted tax basis, and will recognize an ordinary loss in respect of any excess of the adjusted tax basis of the Perfect Class A Ordinary Shares over their fair market value at the end of the taxable year, but only to the extent of the net amount of income previously included as a result of the mark-to-market election. If a U.S. Holder makes the mark-to-market election, the U.S. Holder’s tax basis in the Perfect Class A Ordinary Shares will be adjusted to reflect the income or loss amounts recognized. Any gain recognized on the sale or other disposition of Perfect Class A Ordinary Shares in a year in which Perfect is a PFIC will be treated as ordinary income and any loss will be treated as an ordinary loss (but only to the extent of the net amount of income previously included as a result of the mark-to-market election, with any excess treated as capital loss). U.S. Holders should consult their tax advisers regarding the availability and advisability of making a mark-to-market election in their particular circumstances. U.S. Holders should note that there is no provision in the Code, Treasury Regulations or other official IRS guidance that would give them the right to make a mark-to-market election with respect to any Lower-tier PFIC, the shares of which are not regularly traded, and, therefore, the general rules applicable to ownership of a PFIC described above could continue to apply to a U.S. Holder with respect to any Lower-tier PFIC of Perfect, even if the U.S. Holder made a mark-to-market election with respect to the Perfect Class A Ordinary Shares. Currently, a mark-to-market election may not be made with respect to the warrants.
If Perfect is, or is treated as, a PFIC for any taxable year during which a U.S. Holder owns (or is deemed to own) any Perfect Class A Ordinary Shares, subject to certain limited exceptions set forth in applicable Treasury Regulations, the U.S. Holder will be required to file annual reports with the IRS with respect to Perfect and any Lower-tier PFIC. U.S. Holders should consult their tax advisers regarding the determination of whether Perfect is a PFIC for any taxable year and the potential application of the PFIC rules to their ownership of Perfect Class A Ordinary Shares.
Provident Securities
As discussed above, Provident is a blank check company with no current active business (as determined for purposes of the PFIC rules). Based upon the composition of its income and assets, if the Business

Combination occurs, Provident believes that it will have been a PFIC in its 2021 taxable year and will be a PFIC for the current taxable year (which will end as a result of the Mergers).
The impact of the PFIC rules on a U.S. Holder of Provident Class A Ordinary Shares will depend on whether the U.S. Holder has made one of the PFIC Elections described above, which may mitigate the adverse consequences under the PFIC rules. Although Perfect does not intend to prepare or provide the information necessary for a U.S. Holder to make a QEF election with respect to Perfect Class A Ordinary Shares, Perfect has agreed to make available information that is reasonably required for a U.S. Holder to make a QEF election with respect to Provident’s current taxable year (which will end as a result of the Mergers). In addition, Provident has agreed to make available the information that is reasonably required for a U.S. Holder to make a QEF election with respect to Provident’s 2021 taxable year.
Assuming Provident is a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder of Provident Class A Ordinary Shares and that the U.S. Holder did not make an applicable PFIC Election, such U.S. Holder generally will be subject to the special and adverse rules discussed above with respect to (i) any gain recognized by the U.S. Holder on the redemption or other disposition of its Provident Class A Ordinary Shares (including in the event that the Mergers do not qualify as a Reorganization) and (ii) any “excess distribution” made to the U.S. Holder. For this purpose, a U.S. Holder of Provident Shares will be treated as receiving an “excess distribution” only if (a) the U.S. Holder held the Provident Class A Ordinary Shares for more than one of its taxable years and (b) the amount a U.S. Holder receives upon a redemption of Provident Class A Ordinary Shares is treated as a distribution because the redemption does not satisfy the Section 302 Tests described above under “Redemption of Provident Class A Ordinary Shares”. In that case, all of the redemption proceeds would be treated as an “excess distribution” that is subject to the rules set forth below.
Under these rules:
•
the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Provident Class A Ordinary Shares;

•
the amount allocated to the U.S. Holder’s current taxable year will be taxed as ordinary income; and

•
the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to the U.S. Holder’s other items of income and loss for such year and an additional amount equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

In addition, as discussed above under “Application of the PFIC Rules to the Mergers,” it is possible that proposed Treasury Regulations could be finalized in a manner that would treat the Public Warrants as subject to the PFIC rules. If that is the case, as discussed above, a U.S. Holder could be subject to adverse tax consequences under the PFIC rules with respect to the Mergers and with respect to Perfect Warrants that it receives in the Mergers.
The rules dealing with PFICs and with PFIC Elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of Provident Securities and Perfect Securities should consult their own tax advisors concerning the application of the PFIC rules under their particular circumstances.
Information Reporting and Backup Withholding
Dividend payments with respect to Provident Class A Ordinary Shares or Perfect Class A Ordinary Shares and proceeds from the sale, exchange or redemption of Provident Class A Ordinary Shares or Perfect Class A Ordinary Shares may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. U.S. Holders who are required to establish their exempt status may be required to provide such certification on IRS Form W-9.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s United States federal income tax liability, and a U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. U.S. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.
The U.S. federal income tax discussion set forth above is included for general information only and may not be applicable depending upon a holder’s particular situation. U.S. Holders are urged to consult their tax advisors with respect to the tax consequences to them of exercising the Mergers, ownership and disposition of Perfect Securities and the exercise of their redemption rights, including the tax consequences under state, local, estate, non-U.S. and other tax laws and tax treaties and the possible effects of changes in U.S. or other tax laws.
Taiwan Tax Considerations
According to the Proposed Transactions under the Business Combination Agreement, Taiwan shareholders who directly or indirectly own Perfect shares do not anticipate any Taiwan income tax implication under the current applicable laws of Taiwan.
Cayman Islands Tax Considerations
Under the current laws of the Cayman Islands, entities incorporated in the Cayman Islands are not subject to tax on income or capital gain. Additionally, the Cayman Islands does not impose a withholding tax on payments of dividends to shareholders.
Sources and Uses of Funds for the Business Combination
The following table summarizes the sources and uses for funding the transactions contemplated by the Business Combination Agreement. Where actual amounts are not known or knowable, the figures below represent Provident’s good faith estimate of such amounts.
Source(1)	Assuming No Redemption	Assuming Maximum Redemption(3)
	(in millions)
Perfect Shareholders Rollover Equity(2)	$1,010	$1,010
Proceeds from Trust Account	230	20
Proceeds from FPA Investment	55	55
Proceeds from PIPE Investment	50	50
Provident Founder Shares Rollover Equity	54	54
Total	$1,399	$1,189

(1)
Pro forma shares outstanding based on $10 per share.

(2)
Includes (a) Perfect Ordinary Shares to be received by Perfect shareholders. Excludes (b) 5,311,310 Perfect Ordinary Shares reserved for issuance under the Perfect Incentive Plan; and (c) Ordinary Shares issuable upon the exercise of 20,850,000 Perfect Warrants to be outstanding upon completion of the Business Combination.

(3)
Assumes the maximum number of redemptions by the Public Shareholders such that Provident and Perfect have, in the aggregate, not less than $125 million of Available Cash upon the consummation of the Business Combination after redemptions of 21,000,634 Provident Ordinary Shares, satisfying the closing condition under the Business Combination Agreement (assuming that 5,500,000 Provident Class A Ordinary Shares are issued in connection with the FPA Investment and 5,000,000 Provident Class A Ordinary Shares are issued in connection with the PIPE Investment).

Uses(1)	Assuming No Redemption	Assuming Maximum Redemption(3)
Perfect Shareholders Rollover Equity(2)	1,010	1,010
Cash to Balance Sheet	306	96
Provident Founder Shares Rollover Equity	54	54
Estimated Fees and Expenses	29	29
Total	1,399	1,189

(1)
Pro forma shares outstanding based on $10 per share.

(2)
Includes (a) Perfect Ordinary Shares to be received by Perfect Shareholders. Excludes (b) 5,311,310 Perfect Ordinary Shares reserved for issuance under the Perfect Incentive Plans; and (c) Perfect Ordinary Shares issuable upon the exercise of 20,850,000 Perfect Warrants to be outstanding upon completion of the Business Combination.

(3)
Assumes the maximum number of redemptions by the Public Shareholders such that Provident and Perfect have, in the aggregate, not less than $125 million of Available Cash upon the consummation of the Business Combination after redemptions of 21,000,634 Provident Ordinary Shares, satisfying the closing condition under the Business Combination Agreement (assuming that 5,500,000 Provident Class A Ordinary Shares are issued in connection with the FPA Investment and 5,000,000 Provident Class A Ordinary Shares are issued in connection with the PIPE Investment).

Anticipated Accounting Treatment
The Business Combination will be accounted for as a capital reorganization. Under this method of accounting, Provident will be treated as the accounting acquiree for financial reporting purposes. Accordingly, the Business Combination will be treated as the equivalent of Perfect issuing shares at the Closing for the net assets of Provident as of the Closing Date, accompanied by a recapitalization. The net assets of Provident will be stated as historical cost, with no goodwill or other intangible assets recorded.
Perfect has been determined to be the accounting acquirer based on the evaluation of the following facts and circumstances under both the no and maximum redemption scenarios:
•
the former owners of Perfect will hold the largest portion of voting rights in the combined company;

•
Perfect has the right to appoint a majority of the directors in the combined company;

•
Perfect’s existing senior management team will comprise a majority of management of the combined company;

•
the operations of Perfect will represent the ongoing operations of the combined company; and

•
Perfect is the larger one of the combining entities based on fair value, assets, revenues and profits/losses.

The Business Combination is not within the scope of IFRS 3—Business Combination, since Provident does not meet the definition of a business. The Business Combination will be accounted for within the scope of IFRS 2—Share-based Payments. As a result, any excess of fair value of Perfect Ordinary Shares issued over the fair value of Provident’s identifiable net assets, the estimated share based contingent payments of Shareholder Earnout Shares and the estimated share based contingent payments of Sponsor Earnout Promote Shares acquired represent compensation for the service in respect of a stock exchange listing for Perfect Securities and is expensed upon consummation.
Regulatory Approvals
The Business Combination is not subject to any federal, state or other regulatory requirement or approval, except for the filings with the Cayman Islands Registrar of Companies necessary to effectuate the Business Combination. Upon Closing, Provident and Perfect shall cause the Mergers to be consummated by filing the First Plan of Merger, the Second Plan of Merger and such other documents as may be required in accordance with the applicable provisions of the Companies Act or by any other law to make the Mergers effective with the Registrar of Companies of the Cayman Islands. The Mergers will become effective on the Closing Date when the First Plan of Merger and the Second Plan of Merger are registered by the Registrar of Companies of the Cayman Islands.
Resolution to Be Voted Upon
The full text of the resolution to be passed is as follows:
“RESOLVED, as an ordinary resolution, that the Agreement and Plan of Merger (the ‘‘Business Combination Agreement’’), dated as of March 3, 2022, by and among Provident, Acquisition Corp., a Cayman Islands exempted company with limited liability (“Provident”), Perfect Corp., a Cayman Islands exempted company with limited liability (“Perfect”), Beauty Corp., a wholly owned subsidiary of Perfect (the “Merger Sub 1”), and Fashion Corp., a wholly owned subsidiary of Perfect (the “ Merger Sub 2’’), a copy of which is attached to the accompanying proxy statement/prospectus as Annex A, and the transactions contemplated thereunder (the “Business Combination” and together with transactions contemplated by agreements, instruments and documents contemplated by the Business Combination Agreement, the “Proposed Transactions”) including the mergers whereby Merger Sub 1 will merge with and into Provident (the “First Merger”), with Provident surviving the First Merger as a wholly owned subsidiary of Perfect (the “First Merger Surviving Company”), and immediately thereafter and as part of the same overall transaction, the First Merger Surviving Company will merge with and into Merger Sub 2, (the “Second Merger”) with Merger Sub 2 surviving the Second Merger as a wholly owned subsidiary of Perfect, be approved, and authorized”.
Required Vote and Recommendation of the Board
The approval of the Business Combination Proposal will require an ordinary resolution under the Companies Act and Provident’s Articles, being the affirmative vote of the holders of a majority of Provident Ordinary Shares who, being present in person or by proxy and entitled to vote at the Meeting, vote at the Meeting. The Proposed Transactions will not be consummated if Merger Sub 2 (as the surviving company of the Mergers) has less than $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) either immediately prior to or upon consummation of the Business Combination.
Brokers are not entitled to vote on the Business Combination Proposal absent voting instructions from the beneficial holder. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Meeting, and otherwise will have no effect on the Business Combination Proposal.
The approval of the Business Combination Proposal is a condition to the consummation of the Business Combination. If the Business Combination Proposal is not approved, the other proposals (except an Adjournment Proposal, as described below) will not be presented to the Provident shareholders for a vote.
PROVIDENT’S BOARD UNANIMOUSLY RECOMMENDS THAT THE PROVIDENT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE BUSINESS COMBINATION PROPOSAL.
Appraisal Rights under the Companies Act
The Companies Act prescribes when shareholder appraisal rights will be available and sets the limitations on such rights. Where such rights are available, shareholders are entitled to receive fair value for their shares. However, regardless of whether such rights are or are not available, shareholders are still entitled to exercise the rights of redemption as set out herein, and Provident’s Board has determined that the redemption proceeds payable to shareholders who exercise such redemption rights represent the fair value of those shares. Excerpts of relevant sections of the Companies Act follow:
238. (1) A member of a constituent company incorporated under this Act shall be entitled to payment of the fair value of that person’s shares upon dissenting from a merger or consolidation.
238(2) A member who desires to exercise that person’s entitlement under subsection (1) shall give to the constituent company, before the vote on the merger or consolidation, written objection to the action.

238(3) An objection under subsection (2) shall include a statement that the member proposes to demand payment for that person’s shares if the merger or consolidation is authorized by the vote.
238(4) Within twenty (20) days immediately following the date on which the vote of members giving authorization for the merger or consolidation is made, the constituent company shall give written notice of the authorization to each member who made a written objection.
238(5) A member who elects to dissent shall, within twenty (20) days immediately following the date on which the notice referred to in subsection (4) is given, give to the constituent company a written notice of that person’s decision to dissent, stating (a) that person’s name and address; (b) the number and classes of shares in respect of which that person dissents; and (c) a demand for payment of the fair value of that person’s shares.
238(6) A member who dissents shall do so in respect of all shares that that person holds in the constituent company.
238(7) Upon the giving of a notice of dissent under subsection (5), the member to whom the notice relates shall cease to have any of the rights of a member except the right to be paid the fair value of that person’s shares and the rights referred to in subsections (12) and (16).
238(8) Within seven days immediately following the date of the expiration of the period specified in subsection (5), or within seven days immediately following the date on which the plan of merger or consolidation is filed, whichever is later, the constituent company, the surviving company or the consolidated company shall make a written offer to each dissenting member to purchase that person’s shares at a specified price that the company determines to be their fair value; and if, within thirty (30) days immediately following the date on which the offer is made, the company making the offer and the dissenting member agree upon the price to be paid for that person’s shares, the company shall pay to the member the amount in money forthwith.
238(9) If the company and a dissenting member fail, within the period specified in subsection (8), to agree on the price to be paid for the shares owned by the member, within twenty (20) days immediately following the date on which the period expires (a) the company shall (and any dissenting member may) file a petition with the Court for a determination of the fair value of the shares of all dissenting members; and (b) the petition by the company shall be accompanied by a verified list containing the names and addresses of all members who have filed a notice under subsection (5) and with whom agreements as to the fair value of their shares have not been reached by the company.
238(10) A copy of any petition filed under subsection (9)(a) shall be served on the other party; and where a dissenting member has so filed, the company shall within ten days after such service file the verified list referred to in subsection (9)(b).
238(11) At the hearing of a petition, the Court shall determine the fair value of the shares of such dissenting members as it finds are involved, together with a fair rate of interest, if any, to be paid by the company upon the amount determined to be the fair value.
238(12) Any member whose name appears on the list filed by the company under subsection (9)(b) or (10) and who the Court finds are involved may participate fully in all proceedings until the determination of fair value is reached.
238(13) The order of the Court resulting from proceeding on the petition shall be enforceable in such manner as other orders of the Court are enforced, whether the company is incorporated under the laws of the Islands or not.
238(14) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances; and upon application of a member, the Court may order all or a portion of the expenses incurred by any member in connection with the proceeding, including reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares which are the subject of the proceeding.

238(15) Shares acquired by the company pursuant to this section shall be cancelled and, if they are shares of a surviving company, they shall be available for re-issue.
238(16) The enforcement by a member of that person’s entitlement under this section shall exclude the enforcement by the member of any right to which that person might otherwise be entitled by virtue of that person holding shares, except that this section shall not exclude the right of the member to institute proceedings to obtain relief on the ground that the merger or consolidation is void or unlawful.
Provident shareholders are recommended to seek their own advice as soon as possible on the application and procedure to be followed in respect of the appraisal rights under the Companies Act.
Resale of Perfect Class A Ordinary Shares
The Perfect Class A Ordinary Shares to be issued to shareholders of Provident in connection with the Business Combination will be freely transferable under the Securities Act except for shares issued to any shareholder who may be deemed for purposes of Rule 144 under the Securities Act an “affiliate” of Provident immediately prior to the First Merger Effective Time or an “affiliate” of Perfect following the Business Combination. Persons who may be deemed to be affiliates include individuals or entities that control, are controlled by, or are under common control with, Perfect or Provident (as appropriate) and may include the executive officers, directors and significant shareholders of Perfect or Provident (as appropriate).
Stock Exchange Listing of Perfect Class A Ordinary Shares and Perfect Warrants
Perfect will use reasonable best efforts to cause, prior to the First Merger Effective Time, the Perfect Class A Ordinary Shares and Perfect Warrants issuable pursuant to the Business Combination Agreement to be approved for listing on Nasdaq under the symbols “PERF” and “PERFW,” respectively, subject to official notice of issuance. Approval of the listing on Nasdaq of the Perfect Class A Ordinary Shares and Perfect Warrants (subject to official notice of issuance) is a condition to each party’s obligation to complete the Business Combination.
Delisting and Deregistration of Provident Securities
If the Business Combination is completed, the Public Shares, Public Warrants and the Units will be delisted from Nasdaq and will be deregistered under the Exchange Act.
Combined Company Status as a Foreign Private Issuer under the Exchange Act
Perfect expects to remain a “foreign private issuer” under SEC rules. Consequently, upon consummation of the Business Combination, the combined company will be subject to the reporting requirements under the Exchange Act applicable to foreign private issuers. The combined company will be required to file its annual report on Form 20-F for the year ending December 31, 2022 with the SEC by April 30, 2023. In addition, the combined company will furnish reports on Form 6-K to the SEC regarding certain information required to be publicly disclosed by the combined company in the Cayman Islands or that is distributed or required to be distributed by the combined company to its shareholders.
Based on its foreign private issuer status, the combined company will not be required to file periodic reports and financial statements with the SEC as frequently or as promptly as a U.S. company whose securities are registered under the Exchange Act. The combined company will also not be required to comply with Regulation FD, which addresses certain restrictions on the selective disclosure of material information. In addition, among other matters, the combined company’s officers, directors and principal shareholders will be exempt from the reporting and “short-swing” profit recovery provisions of Section 16 of the Exchange Act and the rules under the Exchange Act with respect to their purchases and sales of the Perfect Class A Ordinary Shares.
Despite its initial exemption due to its foreign private issuer status, Perfect, and following the consummation of the Business Combination, the combined company, nevertheless expects to issue interim quarterly financial information publicly and to furnish it to the SEC on Form 6-K.

Combined Company Status as an Emerging Growth Company under U.S. Federal Securities Laws and Related Implications
Each of Provident and Perfect is, and consequently, following the Business Combination, the combined company will be, an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act. As such, the combined company will be eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in their periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. If some investors find the combined company’s securities less attractive as a result, there may be a less active trading market for the combined company’s securities and the prices of the combined company’s securities may be more volatile.
Perfect will remain an emerging growth company under the JOBS Act until the earliest of: (1) the last day of the fiscal year (a) following the fifth anniversary of the date on which Perfect Class A Ordinary Shares were offered in connection with the Proposed Transactions, (b) in which it has total annual gross revenues of at least $1.07 billion, or (c) in which it is deemed to be a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of its ordinary shares that are held by non-affiliates exceeds $700 million as of the end of the prior fiscal year’s second fiscal quarter; or (2) the date on which it has issued more than $1 billion in non-convertible debt during the prior three-year period.

PROPOSAL NO. 2—THE MERGER PROPOSAL
Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, at the Closing, Provident will merge with Merger Sub 1, with Provident continuing as the surviving entity. See the section entitled “The Business Combination Proposal” for a description of the merger and its structure as it relates to the Business Combination.
The Merger Proposal, if approved, will authorize the First Plan of Merger, a copy of which is attached to this proxy statement/prospectus as Annex C.
For reference, the Second Plan of Merger will be approved by Perfect as the sole shareholder of both the First Merger Surviving Company and Merger Sub 2 following the First Merger Effective Time.
Resolution to Be Voted Upon
The full text of the resolution to be passed is as follows:
“RESOLVED, as a special resolution, that the First Plan of Merger, a copy of which is attached to the accompanying proxy statement/prospectus as Annex C and will be produced and made available for inspection at the Meeting, and any and all transactions provided for in the First Plan of Merger, including without limitation (a) the First Merger, (b) from the effective time of the First Merger (the “First Merger Effective Time”), the amendment and restatement of the existing memorandum and articles of association of Provident by deletion in their entirety and the substitution in their place of the amended and restated memorandum and articles of association of Provident (as the First Merger Surviving Company) in the form attached as Appendix II to the First Plan of Merger, being the memorandum and articles of association of Merger Sub 1, and (c) at the First Merger Effective Time, (i) the redesignation of all authorized shares of Provident (as the First Merger Surviving Company) as ordinary shares, such that the authorized share capital of the First Merger Surviving Company will become $22,100 divided into 221,000,000 ordinary shares of a par value of $0.0001 each (the “First Merger Surviving Company Share Redesignation”), (ii) upon the First Merger Surviving Company Share Redesignation becoming effective, the consolidation of the authorized share capital of the First Merger Surviving Company such that the authorized share capital of the First Merger Surviving Company will become $22,100 divided into 221,000 ordinary shares of a par value of $0.10 each (the “First Merger Surviving Company Share Consolidation”), and (iii) upon the First Merger Surviving Company Share Consolidation becoming effective, the increase of the authorized share capital of the First Merger Effective Company from $22,100 divided into 221,000 ordinary shares of a par value of $0.10 each to $50,000 divided into 500,000 ordinary shares of a par value of $0.10 each, be approved and authorized in all respects —we refer to this proposal as the “Merger Proposal”.
Required Vote and Recommendation of the Board
The approval of the Merger Proposal will require a special resolution as a matter of Cayman Islands law, being the affirmative vote of holders of at least two-thirds of Provident Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting. Brokers are not entitled to vote on the Merger Proposal absent voting instructions from the beneficial holder. Abstentions and broker non-votes will not have an effect on the Merger Proposal. The Merger Proposal will not be submitted if the Business Combination Proposal is not approved.
PROVIDENT’S BOARD UNANIMOUSLY RECOMMENDS THAT PROVIDENT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE MERGER PROPOSAL.

PROPOSAL NO. 3—THE SHARE ISSUANCE PROPOSAL
At the Meeting, Provident may ask its shareholders to vote upon and approve, for purposes of complying with applicable Nasdaq listing rules, the issuance of securities in connection with the Business Combination and related financing that exceed 20% of the issued and outstanding Provident Ordinary Shares.
Nasdaq Listing Rule 5635(a) requires shareholder approval where, among other things, the issuance of securities in connection with an acquisition exceeds 20% of the number of Provident Ordinary Shares or the voting power of Provident outstanding before the transaction. There are currently 28,750,000 issued and outstanding Provident Ordinary Shares, consisting of 23,000,000 Provident Class A Ordinary Shares and 5,750,000 Provident Class B Ordinary Shares.
If the issuance of securities in connection with the Business Combination or related financing exceeds 20% of the currently outstanding Provident Ordinary Shares, Provident will be required to obtain approval of its shareholders under Nasdaq listing rules.
Resolution to Be Voted Upon
The full text of the resolution to be passed is as follows:
“RESOLVED, as an ordinary resolution, that, for the purposes of complying with applicable Nasdaq listing rules, the issuance of 20% or more of Provident’s issued and outstanding ordinary shares in connection with the Business Combination and related financing be approved and authorized”.
Required Vote and Recommendation of the Board
The approval of the Share Issuance Proposal will require the affirmative vote of holders of at least a majority of Provident Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting. Abstentions and broker non-votes will not have an effect on the Share Issuance Proposal. The Share Issuance Proposal will not be submitted if the Business Combination Proposal or the Merger Proposal is not approved and will also not be submitted unless required under Nasdaq rules.
PROVIDENT’S BOARD UNANIMOUSLY RECOMMENDS THAT PROVIDENT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE SHARE ISSUANCE PROPOSAL.

PROPOSAL NO. 4—THE ADJOURNMENT PROPOSAL
The Adjournment Proposal, if approved, will authorize the chairman of the Meeting to submit a proposal to adjourn the Meeting to a later date or dates (a) if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other Proposals presented to shareholders for a vote, (b) to the extent necessary, to ensure that any required supplement or amendment to this proxy statement/prospectus is provided to Provident shareholders, or (c) if, as of the time for which the Meeting is scheduled, there are insufficient Provident Ordinary Shares present (either in person or by proxy) to constitute a quorum necessary to conduct business at the Meeting.
In no event will Provident adjourn the Meeting or solicit proxies to consummate the Business Combination beyond the date by which it may properly do so under its amended and restated memorandum and articles of association and Cayman Islands law. The purpose of the Adjournment Proposal is to provide more time for the Initial Shareholders, Perfect and the Perfect shareholders to seek additional support of the proposed Business Combination from Provident’s shareholders in order to increase the likelihood of obtaining a favorable vote on the Business Combination Proposal and the other Proposals and to meet the requirements that are necessary to consummate the Business Combination.
Consequences if the Adjournment Proposal is Not Approved
If an Adjournment Proposal is presented to the Meeting and is not approved by Provident’s shareholders, the chairman of the Meeting may not be able to adjourn the Meeting to a later date in the event, that based on the tabulated votes, there are insufficient Provident Ordinary Shares present to constitute a quorum or there are insufficient votes at the time of the Meeting to approve the consummation of the Business Combination (because either the Business Combination Proposal is not approved or the conditions to consummating the Business Combination have not been met). In such event, the Business Combination would not be completed.
Resolution to Be Voted Upon
The full text of the resolution to be passed is as follows:
“RESOLVED, as an ordinary resolution, that the Meeting be adjourned to a later date or dates to be determined by the chairman of the Meeting, (a) if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not insufficient votes to approve any of the other proposals presented to shareholders for vote, (b) to the extent necessary, to ensure that any required supplement or amendment to this proxy statement/prospectus is provided to Provident shareholders or (c) if as of the time for which the Meeting is scheduled, there are insufficient Provident Ordinary Shares present (either in person or by proxy) to constitute a quorum necessary to conduct business at the Meeting”.
Required Vote and Recommendation of the Board
The approval of the Adjournment Proposal will require the affirmative vote of the holders of at least a majority of Provident Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting. Abstentions and broker non-votes will not have an effect on the Adjournment Proposal. Adoption of the Adjournment Proposal is not conditioned upon the adoption of any of the other proposals.
PROVIDENT’S BOARD UNANIMOUSLY RECOMMENDS THAT PROVIDENT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
Defined terms included below have the same meaning as such terms are defined and included elsewhere in this proxy statement/prospectus.
Introduction
The following unaudited pro forma condensed combined financial statements present the combination of the historical financial information of Perfect and Provident, adjusted to give effect to the Business Combination and related transactions and has been prepared for informational purposes only.
The following unaudited pro forma condensed combined balance sheet as of June 30, 2021 combines the unaudited historical balance sheet of Provident as of June 30, 2021 with the unaudited historical balance sheet of Perfect as of June 30, 2021, giving effect to the Business Combination, the Sponsor Earnout Promote Shares, Shareholder Earnout Shares, Forward Purchase Shares and Forward Purchase Warrants and the assumed issuance of shares to the PIPE Investors, as if they had been consummated as of that date. The unaudited pro forma condensed combined statements of operation for the six months ended June 30, 2021 and the year ended December 31, 2020 combine the historical condensed statement of operations of Provident and the condensed statement of operation of Perfect for such periods on a pro forma basis, giving effect to the Business Combination, the Sponsor Earnout Promote Shares, Shareholder Earnout Shares, Forward Purchase Shares and Forward Purchase Warrants and the assumed issuance of shares to the PIPE Investors, as if they had been completed on January 1, 2020, the beginning of the earliest period presented.
The unaudited pro forma condensed combined financial statements give pro forma effect for transaction accounting adjustments for the merger.
The unaudited pro forma condensed combined financial information assumes that the warrant liability, which may be exercised no earlier than thirty (30) days after the Business Combination, will be accounted for as liabilities in accordance with IAS 32 following consummation of the Business Combination and, accordingly, would be subject to ongoing mark-to-market adjustments through the statement of operations.
The unaudited pro forma condensed combined financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the Business Combination occurred on the dates indicated. The unaudited pro forma combined financial information also may not be useful in predicting the future financial condition and results of operations of the combined company. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial information and are subject to change as additional information becomes available and analyses are performed. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. Such differences might include but are not limited to the estimated fair value of Perfect equity consideration, the issuance of Sponsor Earnout Promote Shares and Shareholder Earnout Shares, and the exercise of redemption rights in respect of Provident Public Shares.
This information should be read together with Perfect’s and Provident’s unaudited financial statements and the accompanying notes to the unaudited pro forma condensed combined financial statements, Perfect’s and Provident’s audited financial statements and related notes, the sections entitled “Perfect’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Provident’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in this proxy statement/prospectus.
Accounting for the Business Combination
The Business Combination will be accounted for as a capital reorganization. Under this method of accounting, Provident will be treated as the accounting acquiree for financial reporting purposes. Accordingly, the Business Combination will be treated as the equivalent of Perfect issuing shares at the closing of the Business Combination for the net assets of Provident as of the closing date, accompanied by a recapitalization. The net assets of Provident will be stated as historical cost, with no goodwill or other intangible assets recorded.

Perfect has been determined to be the accounting acquirer based on the evaluation of the following facts and circumstances under both the no and maximum redemption scenarios:
•
The former owners of Perfect will hold the largest portion of voting rights in the Combined Company;

•
Perfect has the right to appoint a majority of the directors in the Combined Company;

•
Perfect’s existing senior management team will comprise a majority of management of the Combined Company;

•
The operations of Perfect will represent the ongoing operations of the Combined Company; and

•
Perfect is the large one of the combining entities based on the fair value, assets, revenues, and profits and losses.

The Business Combination is not within the scope of IFRS 3—Business Combination, since Provident does not meet the definition of a business. The Business Combination will be accounted for within the scope of IFRS 2—Share-based Payments. As a result, any excess of fair value of Perfect Ordinary Shares issued over the fair value of Provident’s identifiable net assets acquired, the estimated share-based contingent payments of Shareholder Earnout Shares and the estimated share based contingent payments of Sponsor Earnout Promote Shares represent compensation for the service in respect of a stock exchange listing for Perfect Securities and is expensed upon consummation.
Basis of Pro Forma Presentation
The unaudited pro forma condensed combined financial information presents two scenarios with respect to the potential redemption by Public Shareholders of Provident Class A Ordinary Shares for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account:
•
Scenario 1—Assuming No Redemptions:   This presentation assumes that no Public Shareholders elect to exercise their redemption rights with respect to their Public Shares for a pro rata share of the funds in the Trust Account.

•
Scenario 2—Assuming Maximum Redemptions:   This presentation assumes that Provident has, in the aggregate, not less than $125 million of cash available upon the consummation of the Proposed Transactions after redemptions of 21,000,634 Provident Class A Ordinary Shares, satisfying the closing condition under the Business Combination Agreement. Furthermore, Perfect will only proceed with the Business Combination if Merger Sub 2 (as the surviving company of the Mergers) will have net tangible assets of at least $5,000,001 upon consummation of the Business Combination. Scenario 2 includes all adjustments contained in Scenario 1 and presents additional adjustments to reflect the effect of maximum redemptions.

PERFECT
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
JUNE 30, 2021
	Perfect (IFRS, Historical)	Provident (U.S. GAAP, Historical)	IFRS Conversion and Presentation	Note	Scenario 1 Assuming No Redemption			Scenario 2 Assuming Maximum Redemption
					Transaction Accounting Adjustments	Note	Pro Forma Combined	Additional Transaction Accounting Adjustments	Note	Pro Forma Combined
Cash and cash equivalents	81,734,130	593,291	0		230,006,342	C	394,756,751	(210,006,342)	H	184,750,409
					(8,050,000)	D
					5,922,575	E
					55,000,000	M
					50,000,000	G
					(6,880,000)	I
					(13,569,587)	J
Trade receivables	3,993,698	0	0		0		3,993,698	0		3,993,698
Inventories	87,773	0	0		0		87,773	0		87,773
Other receivables	6,846	0	0		0		6,846	0		6,846
Current income tax assets	82,158	0	0		0		82,158	0		82,158
Prepayments	0	405,224	0		0		405,224	0		405,224
Other current assets	276,649	0	0		0		276,649	0		276,649
Total Current Assets	86,181,254	998,515	0		312,429,330		399,609,099	(210,006,342)		189,602,757
Investments held in Trust Account	0	230,006,342	0		(230,006,342)	C	0	0		0
Prepaid expense – long term	0	209,313	0		0		209,313	0		209,313
Property, plant and equipment	427,439	0	0		0		427,439	0		427,439
Right-of-use asset	676,129	0	0		0		676,129	0		676,129
Intangible assets	90,401	0	0		0		90,401	0		90,401
Refundable deposits	126,073	0	0		0		126,073	0		126,073
Other non-current assets	211,437	0	0		0		211,437	0		211,437
Total Non-current Assets	1,531,479	230,215,655	0		(230,006,342)		1,740,792	0		1,740,792
Total Assets	87,712,733	231,214,170	0		82,422,988		401,349,891	(210,006,342)		191,343,549

	Perfect (IFRS, Historical)	Provident (U.S. GAAP, Historical)	IFRS Conversion and Presentation	Note	Scenario 1 Assuming No Redemption			Scenario 2 Assuming Maximum Redemption
					Transaction Accounting Adjustments	Note	Pro Forma Combined	Additional Transaction Accounting Adjustments	Note	Pro Forma Combined
Liabilities and Shareholders’ Equity
Due to related party	0	4,000	0		0		4,000	0		4,000
Contract liabilities – current	8,158,218	0	0		0		8,158,218	0		8,158,218
Other payables	6,636,433	87,306	0		0		6,723,739	0		6,723,739
Current tax liabilities	300,511	0	0		0		300,511	0		300,511
Current provisions	863,172	0	0		0		863,172	0		863,172
Lease liabilities – current	387,325	0	0		0		387,325	0		387,325
Other current liability	122,776	0	0		0		122,776	0		122,776
Total Current Liabilities	16,468,435	91,306	0		0		16,559,741	0		16,559,741
Deferred underwriters’ commissions	0	8,050,000	0		(8,050,000)	D	0	0		0
Financial liabilities at fair value through profit or loss – non-current	109,555,739		230,006,342	1	(109,555,739)	F	0	0		0
					(230,006,342)	B
Warrant liability		14,396,558			2,172,775	M	16,569,333	0		16,569,333
FPA liability	0	440,317	0		(440,317)	M	0	0		0
Lease liabilities – non-current	276,109	0	0		0		276,109	0		276,109
Guarantee deposits received	27,854	0	0		0		27,854	0		27,854
Net defined benefit liability, non-current	78,975	0	0		0		78,975	0		78,975
Other non-current liability	0	0	0		0		0	0		0
Total Non-current Liabilities	109,938,677	22,886,875	230,006,342		(345,879,623)		16,952,271	0		16,952,271
Total Liabilities	126,407,112	22,978,181	230,006,342		(345,879,623)		33,512,012	0		33,512,012

					Scenario 1 Assuming No Redemption			Scenario 2 Assuming Maximum Redemption
	Perfect (IFRS, Historical)	Provident (U.S. GAAP, Historical)	IFRS Conversion and Presentation	Note	Transaction Accounting Adjustments	Note	Pro Forma Combined	Additional Transaction Accounting Adjustments	Note	Pro Forma Combined
Commitments
Provident Class A Ordinary Shares; 23,000,000 shares subject to possible redemption at $10.00 per share as of June 30, 2021	0	230,006,342	(230,006,342)	1			0	0		0
Shareholders’ Equity:		0	0		0		0	0		0
Provident Class B Ordinary Shares, $0.0001 par value; 20,000,000 shares authorized; 5,750,000 shares issued and outstanding at June 30, 2021	0	575	0		(575)	A	0	0		0
Perfect Common Shares	29,839,676	0	0		(29,839,676)	F	0	0		0
Perfect Class A Ordinary Shares, $0.1 par value	0	0	0				12,312,628	0		10,212,565
					7,894,374	F
					541,500	A
					2,300,000	B		(2,100,063)	H
					526,754	E
					550,000	M
					500,000	G
Perfect Class B Ordinary Shares, $0.1 par value	0	0	0				1,678,872			1,678,872
					1,678,872	F
Capital surplus	1,157,589	2,355,113	0				473,745,854			269,409,684
					(540,925)	A
					227,700,000	B		(207,906,279)	H
					52,717,542	M
					49,500,000	G
					(1,157,589)	F
					25,714,339	F
					104,136,844	F
					76,178,461	K		3,570,109	K
					7,091,800	E
					(71,107,320)	L

					Scenario 1 Assuming No Redemption			Scenario 2 Assuming Maximum Redemption
	Perfect (IFRS, Historical)	Provident (U.S. GAAP, Historical)	IFRS Conversion and Presentation	Note	Transaction Accounting Adjustments	Note	Pro Forma Combined	Additional Transaction Accounting Adjustments	Note	Pro Forma Combined
Retained earnings (accumulated deficit)	(70,365,735)	(24,126,041)	0				(120,573,566)			(124,143,675)
					71,107,320	L
					6,342	B
					1,128,575	F
					(6,880,000)	I
					(13,569,587)	J
					(1,695,979)	E
					(76,178,461)	K		(3,570,109)	K
Other equity	674,091	0	0				674,091	0		674,091
Total shareholders’ equity	(38,694,379)	(21,770,353)	0		428,302,611		367,837,879	(210,006,342)		157,831,537
Total liabilities and shareholders’ equity	87,712,733	231,214,170	0		82,422,988		401,349,891	(210,006,342)		191,343,549

(1)
Reflects the U.S. GAAP to IFRS conversion adjustment related to the reclassification of Provident’s historical mezzanine equity (Provident Class A Ordinary Shares subject to possible redemption) into Non-Current Liabilities (Financial liabilities at fair value through profit or loss—non-current).

PERFECT
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
JUNE 30, 2021
					Scenario 1 Assuming No Redemption			Scenario 2 Assuming Maximum Redemption
	Perfect (IFRS, Historical)	Provident (U.S. GAAP, Historical)	IFRS Conversion and Presentation	Note	Transaction Accounting Adjustments	Note	Pro Forma Combined	Additional Transaction Accounting Adjustments	Note	Pro Forma Combined
Operating Revenue	17,288,208	0	0		0		17,288,208	0		17,288,208
Cost of revenue	2,593,314	0	0		0		2,593,314	0		2,593,314
Gross profit	14,694,894	0	0		0		14,694,894	0		14,694,894
Selling and marketing expenses	10,761,438	0	0		0		10,761,438	0		10,761,438
General and administrative expenses	1,132,724	1,676,612	0		0		2,809,336	0		2,809,336
Research and development expenses	4,184,474	0	0		0		4,184,474	0		4,184,474
Total Operating Expenses	16,078,636	1,676,612	0		0		17,755,248	0		17,755,248
Operating loss	(1,383,742)	(1,676,612)	0		0		(3,060,354)	0		(3,060,354)
Interest income	65,198	0	0		0		65,198	0		65,198
Interest earned on cash and investments held in Trust Account	0	6,342	0		(6,342)	EE	0	0		0
Expenses incurred for issuance of FPA Units	0	(1,776,766)	0		0		(1,776,766)	0		(1,776,766)
Expenses incurred by the fair value of warrants exceeding the purchase price	0	(1,053,214)	0		0		(1,053,214)	0		(1,053,214)
Unrealized gain on change in fair value of warrants	0	6,517,812	0		0		6,517,812	0		6,517,812
Unrealized gain on change in fair value of FPA Units	0	4,845,150	0		0		4,845,150	0		4,845,150
Other income	8,874	0	0		0		8,874	0		8,874
Other gains and losses	(565,504)	0	0		0		(565,504)	0		(565,504)
Loss on financial liabilities at fair value through profit or loss	(1,128,575)	0	0		1,128,575	CC	0	0		0
Finance costs	(3,429)	0	0		0		(3,429)	0		(3,429)
Total Non-operating Income and Expenses	(1,623,436)	8,539,324	0		1,122,233		8,038,121	0		8,038,121
(Loss) profit before income tax	(3,007,178)	6,862,712	0		1,122,233		4,977,767	0		4,977,767
Income tax expense	(137,499)	0	0		0		(137,499)	0		(137,499)
Net (loss) profit	(3,144,677)	6,862,712	0		1,122,233		4,840,268	0		4,840,268

					Scenario 1 Assuming No Redemption			Scenario 2 Assuming Maximum Redemption
	Perfect (IFRS, Historical)	Provident (U.S. GAAP, Historical)	IFRS Conversion and Presentation	Note	Transaction Accounting Adjustments	Note	Pro Forma Combined	Additional Transaction Accounting Adjustments	Note	Pro Forma Combined
Weighted average shares of Perfect Common Shares outstanding:
Basic and diluted	298,396,755	0	0		0		0	0		0
Net (loss) profit attributable to shareholders per common share:
Basic and diluted	(0.011)	0	0		0		0	0		0
Weighted average shares of Provident Ordinary Shares outstanding:
Basic and diluted, Class A		21,475,138	0		0		0	0		0
Basic, Class B		5,750,000	0		0		0	0		0
Diluted, Class A and Class B		5,750,000	0		0		0	0		0
Net (loss) profit attributable to shareholders per ordinary share:
Basic and diluted, Class A		0.00	0		0		0	0		0
Basic, Class B		1.19	0		0		0	0		0
Diluted, Class A and Class B		1.19	0		0		0	0		0
Pro forma weighted average shares of Perfect Ordinary Shares outstanding – basic							139,914,998			118,914,364
Pro forma net (loss) profit attributable to shareholders per ordinary share – basic							0.03			0.04
Pro forma net (loss) profit attributable to shareholders – diluted							(1,677,544)			(1,677,544)
Pro forma weighted average shares of ordinary shares outstanding outstanding – diluted							160,764,998			139,764,364
Pro forma net (loss) profit attributable to shareholders per ordinary share – diluted							(0.01)			(0.01)

PERFECT
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
December 31, 2020
					Scenario 1 Assuming No Redemption			Scenario 2 Assuming Maximum Redemption
	Perfect (IFRS, Historical)	Provident (U.S. GAAP, Historical)	IFRS Conversion and Presentation	Note	Transaction Accounting Adjustments	Note	Pro Forma Combined	Additional Transaction Accounting Adjustments	Note	Pro Forma Combined
Operating revenue	29,873,341	0	0		0		29,873,341	0		29,873,341
Cost of revenue	3,961,469	0	0		0		3,961,469	0		3,961,469
Gross profit	25,911,872	0	0		0		25,911,872	0		25,911,872
Selling and marketing expenses	18,107,534	9,593	0		0		18,117,127	0		18,117,127
General and administrative expenses	3,077,891	0	0		0		21,718,619	0		25,288,728
					13,569,587	AA
					(71,107,320)	DD
					76,178,461	BB		3,570,109	BB
Research and development expenses	7,566,783	0	0		0		7,566,783	0		7,566,783
Total operating expenses	28,752,208	9,593	0		18,640,728		47,402,529	3,570,109		50,972,638
Operating loss	(2,840,336)	(9,593)	0		(18,640,728)		(21,490,657)	(3,570,109)		(25,060,766)
Interest income	242,773	0	0		0		242,773	0		242,773
Other income	190,812	0	0		0		190,812	0		190,812
Other gains and losses	(769,572)	0	0		0		(769,572)	0		(769,572)
Loss on financial liabilities at fair value through profit or loss	(2,022,388)	0	0		2,022,388	CC	0	0		0
Finance costs	(8,529)	0	0		0		(8,529)	0		(8,529)
Total Non-operating Income and Expenses	(2,366,904)	0	0		2,022,388		(344,516)	0		(344,516)
Loss before income tax	(5,207,240)	(9,593)	0		(16,618,340)		(21,835,173)	(3,570,109)		(25,405,282)
Income tax expense	(385,740)	0	0		0		(385,740)	0		(385,740)
Net loss	(5,592,980)	(9,593)	0		(16,618,340)		(22,220,913)	(3,570,109)		(25,791,022)
Weighted average shares of common/ordinary shares outstanding:
Basic and diluted	313,105,619	5,000,000	0		0		130,015,000	0		109,014,366
Net loss attributable to shareholders per common/ordinary share:		0	0		0		0	0		0
Basic and diluted	(0.02)	0.00	0		0		(0.17)	0		(0.24)

Note 1—Description of the Business Combination
On March 3, 2022, Provident entered into a Business Combination Agreement with Perfect, Beauty Corp., a wholly owned subsidiary of Perfect (the “Merger Sub 1”), and Fashion Corp., a wholly owned subsidiary of Perfect (the “Merger Sub 2”). Pursuant to the Business Combination Agreement, (a) Merger Sub 1 will merge with and into Provident (the “First Merger”), with Provident surviving the First Merger as a wholly owned subsidiary of Perfect (such company, as the surviving entity of the First Merger, the “First Merger Surviving Company, and (b) immediately following the First Merger and as part of the same overall transaction as the First Merger, the Surviving Entity will merge with and into Merger Sub 2 (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub 2 surviving the Second Merger as a wholly owned subsidiary of Perfect (such company, as the surviving entity of the Second Merger, the “Second Merger Surviving Company”). As a result of the Mergers, and upon consummation of the Mergers and the other transactions contemplated by the Business Combination Agreement (the “Business Combination” and together with transactions contemplated by agreements, instruments and documents contemplated by the Business Combination Agreements, the “Proposed Transactions”), the shareholders of Provident will become shareholders of Perfect. After the completion of the Business Combination, Perfect’s shares and warrants are expected to trade on the Nasdaq under the ticker symbols “PERF” and “PERFW,” respectively, and Perfect is expected to become a publicly listed company.
Shareholder Earnout Shares
The Business Combination Agreement provides that, from and after the Closing Date, as defined in the Business Combination Agreement, until the fifth anniversary of the Closing Date (the “Earnout Period”), Perfect may issue up to 10,000,000 Perfect Class A Ordinary Shares and Perfect Class B Ordinary Shares (the “Shareholder Earnout Shares”) to certain persons who are Perfect’s shareholders immediately prior to the First Merger Effective Time (the “Shareholder Earnout Participants”) in accordance with each such Shareholder Earnout Participant’s Pro Rata Portion. Subject to the terms and conditions contemplated by the Business Combination Agreement, 3,000,000, 3,000,000 and 4,000,000 of the Shareholder Earnout Shares are issuable if over any 20 trading days within any 30-trading-day period during the Earnout Period when the daily volume-weighted average price of the Perfect Class A Ordinary Shares is greater than or equal to $11.50, $13.00 and $14.50, respectively (each, a “Shareholder Earnout Event”), provided that such Shareholder Earnout Participant holds more than 1% of the Company’s fully diluted share capital at the time of the applicable Shareholder Earnout Event. As the Shareholder Earnout Events have not yet occurred, the Shareholder Earnout Shares are contingently issuable and accordingly are accounted for as potential contingent payment arrangements with shareholders of Perfect in the unaudited pro forma condensed combined financial information. This contingent payment arrangement is based on a market condition and there is no link to service and so the award vests immediately.
FPA Investment
In connection with the Initial Public Offering of Provident, Provident and certain investors (the “FPA Investors”) entered into certain forward purchase agreements (each, a “Forward Purchase Agreement”), pursuant to which the FPA Investors agreed to subscribe for and purchase, and Provident agreed to issue and sell to such FPA Investors, collectively, 5,500,000 Provident Class A Ordinary Shares and 2,750,000 warrants to purchase Provident Class A Ordinary Shares in consideration for an aggregate purchase price of $55,000,000 (the “FPA Investment”).
PIPE
On March 3, 2022, the PIPE Investors entered into the Subscription Agreements pursuant to which the PIPE Investors have committed to subscribe for and purchase, and Perfect has agreed to issue and sell to the PIPE Investors, Perfect Class A Ordinary Shares at $10.00 per share for an aggregate purchase price of $50,000,000 (the “PIPE Investment”). Under the Subscription Agreements, the obligations of the parties to consummate the PIPE Investment are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties.

Waiver of Anti-Dilution Protection and Adjustment of Provident Class B Share Number
Concurrently with the execution of the Business Combination Agreement, Perfect, Provident and Sponsor entered into a letter agreement (the “Sponsor Letter Agreement”). Under the Sponsor Letter Agreement, Sponsor, in its capacity as the holder of at least a majority of the Provident Class B Ordinary Shares in issue, has agreed to waive any anti-dilution adjustment to the conversion ratio between Provident Class B Ordinary Shares and Provident Class A Ordinary Shares that may result from the issuance of Provident Class A Ordinary Shares in connection with the PIPE Investment. However, such waiver does not cover any adjustment to the conversion ratio that may result from the closing of purchase of Provident Class A Ordinary Shares and Provident Warrants pursuant to the Forward Purchase Agreements. In addition, to the extent that, after giving effect to the adjustment to the conversion ratio, the adjusted conversion ratio is less than the sum of (i) one plus (ii) the quotient of (a) the aggregate number of Provident Class A Ordinary Shares issued in the Forward Purchase Financing divided by (b) 23,000,000 (such sum, the “Target Conversion Ratio”), Perfect will issue, immediately prior to the First Merger Effective Time but after the Recapitalization, to each holder of Provident Class B Ordinary Shares as of immediately prior to the First Merger Effective Time such number of Perfect Class A Ordinary Shares that would make the total number of Perfect Class A Ordinary Shares held by such holder immediately after the First Merger Effective Time equal to an amount that such holder would hold if the Provident Class B Ordinary Shares had been converted into Provident Class A Ordinary Shares at the Target Conversion Ratio immediately prior to the First Merger Effective Time.
Sponsor Earnout Promote Shares
The Sponsor Letter Agreement also provides that 25.90333% of the Perfect Class A Ordinary Shares held by Sponsor as of immediately after the First Merger Effective Time (the “Forfeited Shares”) will be forfeited and cancelled for no consideration immediately after, and contingent upon, the Closing. Subject to the terms and conditions contemplated by the Sponsor Letter Agreement, upon the occurrence of a Sponsor Earnout Event (as defined below) during the Earnout Period, Perfect will issue Perfect Class A Ordinary Shares of up to an aggregate number equal to 68.74994% of the amount of the Forfeited Shares (the “Sponsor Earnout Shares”) to Sponsor, with (i) 50% of the Sponsor Earnout Shares issuable if over any 20 trading days within any 30-trading-day period during the Earnout Period the daily volume-weighted average price of the Perfect Class A Ordinary Shares is greater than or equal to $11.50, and (ii) 50% of the Sponsor Earnout Shares issuable over any twenty (20) trading days within any thirty (30)-trading-day period during the Earnout Period the daily volume-weighted average price of the Perfect Class A Ordinary Shares is greater than or equal to $13.00 (each, a “Sponsor Earnout Event”).
The following summarizes the unaudited pro forma Perfect Ordinary Shares outstanding, as of June 30, 2021, under the no redemption and maximum redemption scenarios:
Ownership
	Assuming No Redemption			Assuming Maximum Redemption(3)
	Perfect Class A Ordinary Shares	Perfect Class B Ordinary Shares	Equity%	Perfect Class A Ordinary Shares	Perfect Class B Ordinary Shares	Equity%
Public Shareholders	23,000,000	—	16.4%	1,999,366	—	1.7%
Initial Shareholders(1)	5,415,000	—	3.9%	5,415,000	—	4.6%
FPA Investors	5,500,000	—	3.9%	5,500,000	—	4.6%
Perfect Shareholders(2)	84,211,280	16,788,718	72.2%	84,211,280	16,788,718	84.9%
PIPE Investors	5,000,000	—	3.6%	5,000,000	—	4.2%
Total Perfect Shares Outstanding at Closing	123,126,280	16,788,718	100.00%	102,125,646	16,788,718	100.00%

(1)
Assuming 5,500,000 Forward Purchase Shares will be issued, under both scenarios, holders of 5,750,000 Provident Class B Ordinary Shares will receive 7,125,000 Perfect Class A Ordinary Shares upon the First Merger and after giving effect to the share surrender by Sponsor, will hold 5,415,000 Perfect Class A Ordinary Shares Excludes any potential Sponsor Earnout Promote Shares, as such shares are not issued and outstanding at Closing.
(2)
The shares consist of Perfect Ordinary Shares, Perfect Series A, Series A-1, Series B, Series C-1, and Series C-2 Preferred Shares (the “Perfect Preferred Shares”), and exercise of Perfect Incentive Plan. Excludes any potential Shareholder Earnout Shares, as such shares are not issued and outstanding at Closing.

(3)
The maximum redemption scenario is based on (i) the minimum cash, in which Provident has, in the aggregate, not less than $125 million of cash available for distribution upon the consummation of the Proposed Transactions after redemptions of Public Shares, satisfying the closing condition under the Business Combination Agreement, and (ii) the minimum net tangible assets of US$5,000,001 set forth in Provident’s Memorandum and Article of Incorporation.

The above share amounts and ownership percentages have been calculated based on the following assumptions:
Both Scenarios:
•
Immediately prior to the First Merger Effective Time, each issued and outstanding Provident Class B Ordinary will be automatically converted into a number of Provident Class A Ordinary Shares in accordance with the conversion ratio provided under Provident’s Articles (the “Conversion Ratio”). At the First Merger Effective Time, each issued and outstanding Provident Class A Ordinary Share other than Provident Dissenting Shares will be cancelled in exchange for the right to receive one Perfect Class A Ordinary Share. In addition, pursuant to the Sponsor Letter Agreement, (i) if the Conversion Ratio is less than the sum of (I) one plus (II) the quotient of (A) the Forward Purchase Shares divided by (B) 23,000,000 (the “Target Conversion Ratio”), Perfect will issue additional Perfect Class A Ordinary Shares to the former holders of Provident Class B Ordinary Shares to make the total number of Perfect Class A Ordinary Shares held by each such holder immediately after the First Merger Effective Time equal to an amount that such holder would hold had the Provident Class B Ordinary Shares been converted into Provident Class A Ordinary Shares at the Target Conversion Ratio, and (ii) 25.90333% of the Perfect Class A Ordinary Shares held by the Sponsor as of immediately after the First Merger Effective Time (after the share issuance described in the foregoing (i)) will be surrendered and cancelled. Assuming 5,500,000 Forward Purchase Shares will be issued, the holders of 5,750,000 Provident Class B Ordinary Shares will receive 7,125,000 Perfect Class A Ordinary Shares upon the First Merger and the share issuance described in the preceding sentence and will hold 5,415,00 Perfect Class A Ordinary Shares after giving effect to the share surrender described in the proceeding sentence.

•
Immediately prior to the First Merger Effective Time, each Perfect Common Share and Perfect Preferred Share outstanding immediately prior to the First Merger Effective Time, will be automatically converted into a number of Perfect Class A Ordinary Shares equal to the Combination Factor, which is 0.17704366.

Share Type before Share Combination	Number of Shares before Share Combination	Combination Factor	Share Type after Share Combination	Number of Shares after Share Combination
Common shares	241,649,505	0.17704366	Class A Ordinary Shares	42,782,509
Preferred shares	234,003,142			41,428,771
Subtotal	475,652,647			84,211,280
Common shares	86,500,000	0.17704366	Class B Ordinary Shares	15,314,281
Preferred shares	8,328,094			1,474,437
Subtotal	94,828,094			16,788,718
Total	570,480,741			100,999,998
Each of the share amounts and ownership percentages for the “No Redemption” and “Maximum Redemption” scenarios reflected in the above table has furthermore been calculated based on certain additional assumptions, which are described below in “Note 2. Basis of Presentation” under “Scenario 1—Assuming No Redemptions” and “Scenario 2—Assuming Maximum Redemptions”.

Note 2—Basis of Presentation
The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Transaction and has been prepared for informational purposes only.
The following unaudited pro forma condensed combined balance sheet as of June 30, 2021 and the unaudited pro forma condensed combined statements of comprehensive income for the six months ended June 30, 2021 and the year ended December 31, 2020 are based on the historical financial statements of Perfect and Provident. The transaction accounting adjustments for the transaction consist of those necessary to account for the transaction.
The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X, Pro Forma Financial Information. The unaudited pro forma adjustments are based on information currently available, and assumptions and estimates underlying the unaudited pro forma adjustments are described in the accompanying notes. Actual results may differ materially from the assumptions used to present the accompanying unaudited pro forma condensed combined financial information.
Perfect and Provident did not have any historical relationship prior to the Transaction. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.
The unaudited pro forma condensed combined balance sheet as of June 30, 2021 assumes that the Transactions occurred on June 30, 2021. The unaudited pro forma condensed combined statement of comprehensive income for the six months ended June 30, 2021 and the year ended December 31, 2020 presents pro forma effect to the Transactions as if they had been completed on January 1, 2020, the beginning of the earliest period presented.
The unaudited pro forma condensed combined balance sheet as of June 30, 2021 has been prepared using, and should be read in conjunction with, the following:
•
Provident’s unaudited balance sheet as of June 30, 2021, and the related notes for the six months ended June 30, 2021; and

•
Perfect’s unaudited consolidated statement of financial position as of June 30, 2021, and the related notes for the six months ended June 30, 2021.

The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 has been prepared using, and should be read in conjunction with, the following:
•
Provident’s unaudited statement of operations for the six months ended June 30, 2021 and the related notes; and

•
Perfect’s unaudited consolidated statement of comprehensive income for the six months ended June 30, 2021 and the related notes.

The unaudited pro forma condensed combined statement of comprehensive income for the year ended December 31, 2020 has been prepared using, and should be read in conjunction with, the following:
•
Provident’s audited statement of operations for the period from October 21, 2020 (inception) through December 31, 2020 and the related notes; and

•
Perfect’s audited consolidated statement of comprehensive income for the year ended December 31, 2020 and the related notes.

Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.
The pro forma adjustments reflecting the consummation of the Transactions are based on certain currently available information and certain assumptions and methodologies that Perfect believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. Perfect believes that these assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Transactions based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.
•
Scenario 1—Assuming No Redemptions:   This presentation assumes that no Public Shareholders of Provident exercise redemption rights with respect to their Public Shares for a pro rata share of the funds in the Trust Account.

•
Scenario 2—Assuming Maximum Redemptions:   This presentation assumes that Provident has, in the aggregate, not less than $125 million of cash available upon the consummation of the Proposed Transactions after redemptions of 21,000,634 Provident Class A Ordinary Shares, satisfying the closing condition under the Business Combination Agreement. Furthermore, Perfect will only proceed with the Business Combination if Merger Sub 2 (as the surviving company of the Mergers) will have net tangible assets of at least $5,000,001 upon consummation of the Business Combination (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)). Scenario 2 includes all adjustments contained in Scenario 1 and presents additional adjustments to reflect the effect of maximum redemptions.

The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Transactions taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the combined company. They should be read in conjunction with the historical financial statements and notes thereto of Perfect and Provident.
Note 3—Accounting Policies
The historical financial information of Perfect was prepared in accordance with IFRS as issued by the IASB and the historical financial information of Provident was prepared in accordance with U.S. GAAP. The historical financial information of Provident has been adjusted to give effect to certain differences between U.S. GAAP and IFRS for the purposes of the unaudited pro forma condensed combined financial information. The only adjustment required to convert Provident’s financial statements from U.S. GAAP to IFRS for purposes of the unaudited pro forma condensed combined financial information was to reclassify the Provident Ordinary Shares subject to redemption to non-current financial liabilities under IFRS.
Note 4—Adjustments to Unaudited Pro Forma Condensed Combined Financial Information
The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Proposed Transactions and has been prepared for informational purposes only. The historical financial statements have been adjusted in the unaudited pro forma condensed combined financial statements to give pro forma effect for transaction accounting adjustments for the merger.
The unaudited pro forma combined provision for income taxes does not necessarily reflect the amounts that would have resulted had the combined company filed consolidated income tax returns during the periods presented.
The unaudited pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statements of comprehensive income are based upon the number of Perfect Class A Ordinary Shares and Perfect Class B Ordinary Shares outstanding, assuming the Proposed Transactions occurred on January 1, 2020.
Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet
Note (A)	Reflects the conversion of 5,750,000 Provident Class B Ordinary Shares held by the Initial Shareholders to 5,415,000 Perfect Class A Ordinary Shares after the consummation of the Proposed Transactions. Pursuant to the Business Combination Agreement, all Provident

Class B Ordinary Shares outstanding prior to the Effective Time will be repurchased and canceled by Provident in exchange for the issuance of such number of Provident Class A Ordinary Shares in accordance with the conversion ratio provided under Provident’s Articles at the First Merger Effective Time. All Provident Class B Ordinary Shares converted into Provident Class A Ordinary Shares will no longer be outstanding and will cease to exist, and as a result of the Business Combination, each issued and outstanding Provident Class A Ordinary Share will no longer be outstanding and will automatically be converted into the right of the holder thereof to receive one Perfect Class A Ordinary Share at the First Merger Effective Time.
Provident Class B Ordinary Shares	575		Provident Class B Ordinary Shares, $0.0001 par value with 5,750,000 shares issued and outstanding
Capital surplus	540,925		Perfect capital surplus—ordinary shares
Perfect Class A Ordinary Shares		541,500	Perfect Class A Ordinary Shares, $0.1 par value with 5,415,000 shares issued
Note (B)	Reflects the conversion of 23,000,000 Provident Class A Ordinary Shares subject to possible redemption originally classified as temporary equity under U.S. GAAP and reclassified to financial liabilities at fair value through profit or loss—non-current under IFRS to Perfect Class A Ordinary Shares and capital surplus, on a one-for-one basis upon the Business Combination.
Note (C)	Reflects the reclassification of $230 million of investments held in the Trust Account that become available to fund the Business Combination.
Note (D)	Reflects the settlement of approximately $8 million of Provident’s deferred underwriting fees that become payable at closing of the Business Combination.
Note (E)	Represents Perfect’s incremental stock compensation expense of $1.7 million for changes in vesting terms of the incentive stock option plan. On November 22, 2021, Perfect announced a Notice of Acceleration, effective immediately, giving effect to all the unvested Option Shares granted by the Company to Optionee to become fully vested on the effective date of this notice. The Optionee may exercise the vested Options within one month after the Optionee’s receipt of said notice from the Company. Any Options not exercised within such one-month period shall be deemed cancelled and forfeited upon expiration of such period on December 22, 2021. The incremental issuance of 29,752,750 Perfect Common Shares with proceeds of $5.9 million is pursuant to the terms of the incentive stock option plan and the aforementioned Notice of Acceleration. Such Perfect Common Shares would be recapitalized into 5,267,536 Perfect Class A Ordinary Shares with par value $0.1.
Note (F)	Represents the recapitalization of (i) 298,396,755 shares of Perfect Common Shares and (ii) 242,331,236 shares of Perfect Preferred Shares, into 78,943,744 shares of Perfect Class A Ordinary Shares with par value $0.1 and 16,788,718 shares of Perfect Class B Ordinary Shares with par value $0.1. Excludes any potential earn out consideration, as it does not represent legally outstanding ordinary shares at Closing.
Financial liabilities at fair value through profit or loss – non-current	109,555,739		Perfect Preferred Shares
Perfect Common Shares	29,839,676		Perfect Common Shares, $0.1 par value
Capital surplus	1,157,589		Perfect capital surplus – common shares
Perfect Class A Ordinary Shares		7,894,374	Perfect Class A Ordinary Shares, $0.1 par value

Perfect Class B Ordinary Shares	1,678,872	Perfect Class B Ordinary Shares, $0.1 par value
Capital surplus	25,714,339	Capital surplus from recapitalization of Perfect Common Shares
Capital surplus	104,136,844	Capital surplus from recapitalization of Perfect Preferred Shares
Retained earnings (accumulated deficit)	1,128,575	Reversal of loss on financial liabilities at fair value through profit or loss
Note (G)	Reflects the net proceeds of $50 million from the issuance and sale of 5,000,000 shares of Provident Class A Ordinary Shares at $10.00 per share in a private placement pursuant to the Subscription Agreements.
Note (H)	Reflects the maximum redemption of 21,000,634 Provident Class A Ordinary Shares for aggregate redemption payments of $210 million at a redemption price of $10 per share. The Business Combination Agreement provides that consummating the Business Combination is conditioned on Provident having a minimum of $125 million of cash on hand whether in or outside the trust account and net tangible assets of at least $5,000,001, after giving effect to share redemptions and payment of any transaction expenses.
Note (I)	Reflects the settlement of the total transaction costs estimated to be incurred by Provident of approximately $6.88 million. The unaudited pro forma condensed combined balance sheet reflects these costs as a reduction of cash.
Note (J)	Reflects preliminary estimated transaction costs expected to be incurred by Perfect of approximately $13.6 million, for advisory, banking, legal, and accounting fees incurred as part of the Business Combination. The unaudited pro forma condensed combined balance sheet reflects these costs as a reduction of cash and an expense through accumulated loss as discussed in Note AA.
Note (K)	Represents the preliminary estimated listing service expense recognized in accordance with IFRS 2, for the excess of the fair value of Perfect shares issued and the fair value of Provident’s identifiable net assets at the date of the Business Combination, resulting in a $76.2 million and $79.7 million increase to accumulated loss assuming no redemptions and maximum redemptions, respectively. The fair value of shares issued was estimated based on a market price of $9.83 per share (as of March 14, 2022). The value is preliminary and will change based on fluctuations in the share price of Provident’s Public Shares through the closing date. A 1% change in the market price per share would result in a change of $3.8 million and $1.8 million in the estimated expense assuming no redemptions and maximum redemptions, respectively.
	Estimated Fair Value
	No Redemptions		Maximum Redemptions
Estimated fair value of Perfect equity consideration issued (pro forma)	Shares	(in 000s)	Shares	(in 000s)
Public Shareholders	23,000,000		1,999,366
Initial Shareholders	5,415,000		5,415,000
FPA Investors	5,500,000		5,500,000
PIPE Investors	5,000,000		5,000,000
	38,915,000		17,914,366
Total Perfect shares to be issued to Provident shareholders		$382,534		$176,098
Net assets of Provident as of June 30, 2021(1)		208,236		208,236
Estimated proceeds from PIPE		50,000		50,000

	Estimated Fair Value
	No Redemptions		Maximum Redemptions
Estimated fair value of Perfect equity consideration issued (pro forma)	Shares	(in 000s)	Shares	(in 000s)
Estimated proceeds from FPA holders		55,000		55,000
Less: Provident transaction costs, net		(6,880)		(6,880)
Less: Effect of maximum redemption of 21,000,634 Provident Class A Ordinary Shares		—		(210,006)
Adjusted net assets of Provident as of June 30, 2021		306,356		96,350
Excess of fair value of Perfect consideration issued over
Provident net assets acquired (IFRS 2 Charge)(2)		$76,178		$79,748

(1)
The 18,100,000 Provident Warrants (other than Forward Purchase Warrants) have been reflected as a component of the net assets acquired and liabilities assumed in connection with the Business Combination, consistent with their expected treatment as a liability (with corresponding adjustment to fair value through the statement of income/(loss)) pursuant to IAS 32 in the post-consummation financial statements of Perfect.

(2)
Excludes the adjustment to the IFRS 2 Charge consisting of (i) 10,000,000 shares of Shareholder Earnout Shares and (ii) 427,500 Sponsor Earnout Promote Shares to be granted upon the Closing, as described separately in Note (L).

Note (L)	Reflects the estimated share-based contingent payments of (i) 10,000,000 Shareholders Earnout Shares to be granted when an Earnout Event occurs, based on the estimated fair value of the seller earnout shares as of March 7, 2022 using preliminary valuation techniques with the most reliable information currently available and (ii) 427,500 Sponsor Earnout Promote Shares to be granted upon the Closing, based on the estimated fair value of the founder shares as of March 7, 2022 using preliminary valuation techniques with the most reliable information currently available. Aforementioned Shareholders Earnout Shares are a potential contingent payment arrangement with shareholders of Perfect, based on a market condition and without link to service. Thus, the award vests immediately and should be considered as an adjustment to the grant date fair value of the IFRS 2 expense, regardless of whether the target share price of the Earnout Event is achieved or not. The actual compensation expense recorded for such Shareholders Earnout Shares and Sponsor Earnout Promote Shares may differ from these estimates, and such differences may be material.
Retained earnings/Share based compensation − sponsor earnout	3,598,780	Sponsor Earnout Promote Shares = 427,500 shares * fair value $8.4182/share
Retained earnings/Share based compensation − Perfect earnout	74,706,100	Shareholders Earnout Shares
= 3,000,000 shares * fair value $7.8459/share
(Tranche 1 @$11.50)
+3,000,000 shares *FV $7.5008/share
(Tranche 2 @$13.00)
+4,000,000 shares * fair value $7.1665/share
		(Tranche 3 @$14.50)
Capital surplus	71,107,320
Note (M)	Reflects the proceeds of $55 million pursuant to the Forward Purchase Agreements for an aggregate of 5,500,000 Provident Class A Ordinary Shares with par value $0.1 and 2,750,000 warrants based on the quoted prices in active markets on June 30, 2021. As a result of the Business Combination, each issued and outstanding Provident Class A Ordinary Share will no longer be outstanding and will automatically be converted into the right of the holder thereof to receive one Perfect Class A Ordinary Share after giving effect to the Recapitalization.

Cash and cash equivalents	55,000,000		Proceeds
Perfect Class A Ordinary Shares		550,000	Perfect Class A Ordinary Shares, $0.1 par value
Capital surplus		52,717,542
FPA liability	440,317		Reversal of Provident FPA liability
Warrant liability		2,172,775	New public warrants = 2,750,000 warrants * quoted price $0.7901/warrant
Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Statement of Comprehensive Income:
Note (AA)	Reflects the total estimated transaction costs for Perfect not yet recognized in the statement of comprehensive income. Transaction costs are reflected as if incurred on January 1, 2020, the date the Business Combination occurred for the purposes of the unaudited pro forma condensed combined statement of comprehensive income. This is a non-recurring item.
Note (BB)	Reflects the preliminary estimated listing service expense recognized in accordance with IFRS 2, for the excess of the fair value of Perfect shares issued and the fair value of Provident’s identifiable net assets at the date of the Business Combination, in the amount of $76.2 million and $79.7 million under no redemption and maximum redemption scenario, respectively, as described in Note (K) above.
Note (CC)	Reflects the elimination of fair value change of redeemable preference shares as such Perfect redeemable preference shares will be settled immediately prior to the Closing of the Business Combination.
Note (DD)	Reflects the estimated grant date fair value of the Shareholder Earnout Shares and Sponsor Earnout Promote Shares to be granted upon the Closing, as described in Note (L) above.
Note (EE)	Represents the elimination of Provident’s investment income related to the marketable securities held in the Trust Account.
Note 5—Pro Forma Share and Earning Per Share Information
The pro forma basic and diluted loss per share amounts presented in the unaudited pro forma condensed combined statements of comprehensive income are based upon the historical weighted average shares outstanding, and the issuance of additional shares in connection with the Business Combination and related transactions, assuming the shares were outstanding since January 1, 2020. As the Business Combination and related transactions are being reflected as if they had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares issued in connection with the Business Combination have been outstanding for the entire period presented. Additionally, the following equity instruments are also excluded:
•
10,000,000 shares issuable to Perfect when certain vesting conditions based on the share price performance pursuant to the Business Combination Agreement are met;

•
1,175,624 shares issuable to Provident when certain vesting conditions based on the share price performance pursuant to the Business Combination Agreement are met; and

•
5,311,310 shares reserved for issuance under Perfect’s Equity Incentive Plans.

The weighted average number of outstanding Perfect Ordinary Shares for pro forma net income per share for the six months ended June 30, 2021:

	Assuming No Redemption	Assuming Maximum Redemption
Weighted average shares outstanding – basic
Public Shareholders	23,000,000	1,999,366
FPA Investors	5,500,000	5,500,000
Initial Shareholders	5,415,000	5,415,000
Perfect Shareholders	100,999,998	100,999,998
PIPE Investors	5,000,000	5,000,000
	139,914,998	118,914,364
Weighted average shares outstanding – diluted
Public Shareholders	34,500,000	13,499,366
FPA Investors	8,250,000	8,250,000
Initial Shareholders	12,015,000	12,015,000
Perfect Shareholders	100,999,998	100,999,998
PIPE Investors	5,000,000	5,000,000
	160,764,998	139,764,364
The weighted average number of outstanding Perfect Ordinary Shares for pro forma net income per share for the year ended December 31, 2020:
	Assuming No Redemption	Assuming Maximum Redemption
Weighted average shares outstanding – basic and diluted
Public Shareholders	23,000,000	1,999,366
FPA Investors	5,500,000	5,500,000
Initial Shareholders	5,415,000	5,415,000
Perfect Shareholders	91,100,000	91,100,000
PIPE Investors	5,000,000	5,000,000
	130,015,000	109,014,366

PROVIDENT’S BUSINESS
References in this section to “Provident,” “we,” “our,” or “us” refer to Provident Acquisition Corp., a Cayman Islands exempted company with limited liability.
Introduction
On October 21, 2020, Provident was incorporated as a blank check Cayman Islands exempted company with limited liability and was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Provident has neither engaged in any operations nor generated any revenue to date. Based on its business activities, Provident is a “shell company” as defined under the Exchange Act because Provident has no operations and nominal assets consisting almost entirely of cash. Prior to executing the Business Combination Agreement with Perfect, Provident’s efforts were limited to organizational activities, completion of its Initial Public Offering and the evaluation of possible business combinations.
Initial Public Offering
On January 12, 2021, Provident closed its Initial Public Offering of 23,000,000 Units, with each Unit consisting of one ordinary share and one-half of one redeemable Public Warrant, with each whole Public Warrant exercisable for one ordinary share of Provident at a price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $230,000,000. Citigroup Global Markets Inc. acted as the representative of the underwriters for the Initial Public Offering. The ordinary shares and Public Warrants comprising the Units commenced separate trading on March 1, 2021.
Prior to the consummation of the Initial Public Offering, on October 28, 2020, the Sponsor purchased an aggregate of 5,750,000 Class B ordinary shares (the “Founder Shares”) for $25,000, or $0.004 per share. Prior to the initial investment in Provident of $25,000 by the Sponsor, Provident had no assets, tangible or intangible. The number of Founder Shares outstanding was determined based on Provident’s expectation that the total size of the Initial Public Offering would be a maximum of 23,000,000 Units if the underwriters’ over-allotment option was exercised in full, and therefore that such Founder Shares would represent 20% of the outstanding shares after the Initial Public Offering.
Simultaneously with the closing of the Initial Public Offering, Provident completed the private sale of an aggregate of 6,600,000 warrants (the “Private Placement Warrants”) to its Sponsor, generating gross proceeds to Provident of $6,600,000. The Private Placement Warrants are identical to the Public Warrants, except that the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by Provident, (ii) may not (including the Class A ordinary shares issuable upon exercise of such Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of Provident’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. If the Private Placement Warrants are held by holders other than Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by Provident and exercisable by the holders on the same basis as the Public Warrants. If Provident does not consummate its initial business combination within 24 months from the closing of the Initial Public Offering, the Private Placement Warrants will expire worthless. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.
Forward Purchase Agreements—FPA Investment
In connection with Provident’s Initial Public Offering, Provident entered into a forward purchase agreement with WF Asian Reconnaissance Fund Limited (“Ward Ferry”) in a private placement transaction, which provided for the purchase by Ward Ferry of an aggregate of 2,500,000 Class A ordinary shares of Provident, plus an aggregate of 1,250,000 redeemable warrants to purchase one Class A ordinary share of Provident at $11.50 per share (each, a “Forward Purchase Warrant”), for an aggregate purchase price of $25.0 million, or $10.00 per Class A ordinary share, to close concurrently with the consummation of the Proposed Transactions. In connection with entering into the forward purchase agreement, the Sponsor transferred an aggregate of 312,500 Founder Shares to Ward Ferry concurrently with the closing of the Initial Public Offering for no cash consideration.
In addition, PT Nugraha Eka Kencana (“Saratoga”), a controlled subsidiary of PT Saratoga Investama Sedaya Tbk, an Indonesia-based investment company, entered into a forward purchase agreement in a private placement transaction with Provident, which provided for the purchase by Saratoga of an aggregate of 1,000,000 Class A ordinary shares of Provident, plus an aggregate of 500,000 Forward Purchase Warrants, for an aggregate purchase price of $10.0 million, or $10.00 per Class A ordinary share, to close concurrently with the consummation of the Proposed Transactions.
Further, Aventis Star Investments Limited, an affiliate of Sponsor and Provident Group (“Aventis Star” and, collectively with Ward Ferry and Saratoga, the “FPA Investors”), entered into a forward purchase agreement in a private placement transaction with Provident, which provided for the purchase by Aventis Star of an aggregate of 2,000,000 Class A ordinary shares of Provident, plus an aggregate of 1,000,000 Forward Purchase Warrants, for an aggregate purchase price of $20.0 million, or $10.00 per Class A ordinary share, to close concurrently with the consummation of the Proposed Transactions.
Accordingly, the FPA Investors have collectively committed to buy from Provident an aggregate of 5,500,000 Class A ordinary shares of Provident, plus an aggregate of 2,750,000 Forward Purchase Warrants, for an aggregate purchase price of $55.0 million, or $10.00 per Provident Class A Ordinary Share, in private placement transactions that would close substantially concurrently with the consummation of the Proposed Transactions. The obligations under the Forward Purchase Agreements do not depend on whether any Provident Class A Ordinary Shares are redeemed by our Public Shareholders. The Forward Purchase Warrants and Provident Class A Ordinary Shares in connection with the FPA Investment will be issued to respective FPA Investors prior to the First Merger so that such securities will be exchanged for respective Perfect securities in the First Merger.
Offering Proceeds Held in Trust
Upon the closing of the Initial Public Offering and the Private Placement, $230,000,000 was placed in a trust account with Continental acting as trustee (the “Trust Account”).
Except for the withdrawal of interest to pay taxes, if any, Provident’s amended and restated memorandum and articles of association (the “Charter”) provides that none of the funds held in trust will be released from the Trust Account until the earliest of (i) the completion of its initial business combination; (ii) the redemption of its Public Shares if Provident is unable to complete its initial business combination by January 12, 2023, subject to applicable law; or (iii) the redemption of Public Shares properly submitted in connection with a shareholder vote to amend its amended and restated memorandum and articles of association (A) to modify the substance or timing of Provident’s obligation to allow redemption in connection with our initial business combination or to redeem 100% of the Public Shares if Provident has not consummated an initial business combination by January 12, 2023 (or a later date approved by Provident’s shareholders pursuant to Provident’s Articles) or (B) with respect to any other provisions relating to shareholders’ rights or pre-initial business combination activity. The proceeds deposited in the Trust Account could become subject to the claims of Provident’s creditors, if any, which could have priority over the claims of its Public Shareholders. The proceeds held in the Trust Account will be invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act that invest only in direct U.S. government treasury obligations.
Except as described in the prospectus for Provident’s Initial Public Offering and in the section entitled “Provident’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” of this proxy statement/prospectus these proceeds will not be released until the earlier of the completion of an initial business combination and Provident’s redemption of 100% of the outstanding Public Shares upon its failure to consummate a business combination within the required time period.
Fair Market Value of Target Business
The target business or businesses that Provident acquires must collectively have a fair market value equal to at least 80% of the balance of the funds in the Trust Account at the time of the execution of a definitive agreement for its initial business combination, although Provident may acquire a target business whose fair market value significantly exceeds 80% of the Trust Account balance. Provident’s Board determined that this test was met in connection with the proposed Business Combination with Perfect.
Shareholder Approval of Business Combination
Under Provident’s Articles, in connection with any proposed business combination, Provident must seek shareholder approval of an initial business combination at a general meeting of shareholders called for such purpose at which Public Shareholders may seek to redeem their Public Shares for cash, regardless of whether they vote for or against the proposed business combination, subject to the limitations described in the prospectus for Provident’s Initial Public Offering. Accordingly, in connection with the Business Combination with Perfect, the Public Shareholders may seek to redeem their Public Shares in accordance with the procedures set forth in this proxy statement/prospectus.
Permitted Purchases of Our Securities
The Sponsor, directors and officers have agreed to vote their Provident ordinary shares, as well as any Provident Ordinary Shares purchased during or after Provident’s Initial Public Offering, in favor of the Business Combination Proposal.
The Sponsor, directors, officers, advisors or any of their respective affiliates may purchase shares in the open market either prior to or following the completion of the Proposed Transactions. There is no limit on the number of shares such persons may purchase. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares or warrants in such transactions. If they engage in such transactions, they will be restricted from making any such purchases when they are in possession of any material non-public information not disclosed to the seller or if such purchases are prohibited by Regulation M under the Exchange Act.
The purpose of any such transaction could be to (i) vote in favor of the business combination and thereby increase the likelihood of obtaining shareholder approval of the business combination, (ii) reduce the number of public warrants outstanding or vote such warrants on any matters submitted to the warrant holders for approval in connection with our initial business combination or (iii) satisfy a closing condition in an agreement with a target that requires us to have a minimum net worth or a certain amount of cash at the Closing, where it appears that such requirement would otherwise not be met. This may result in the completion of the Proposed Transactions that may not otherwise have been possible.
In addition, if such purchases are made, the public “float” of Provident ordinary shares or Public Warrants may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.
The Sponsor, officers, directors and/or their respective affiliates will be restricted from making purchases of shares if the purchases would violate Section 9(a)(2) or Rule 10b-5 of the Exchange Act. We expect any such purchases would be reported by such person pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements.
Voting Restrictions in Connection with the Meeting
In connection with any vote for a proposed business combination, including the vote with respect to the Business Combination Proposal and the Merger Proposal, all of Provident’s Initial Shareholders, as well as all of its officers and directors, have agreed to vote the Founder Shares as well as any Provident Ordinary Shares acquired in the aftermarket in favor of such proposed business combination.
Sponsor Loan
On October 28, 2020, the Sponsor agreed to loan Provident up to $250,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Note”). This loan was non-interest bearing and payable upon the completion of the Initial Public Offering. Provident borrowed approximately $82,668 under the Note. Provident fully repaid this balance as of the date of this proxy/prospectus.
Working Capital Loans
In addition, in order to finance transaction costs in connection with a business combination, the Sponsor or an affiliate of the Sponsor, or certain of Provident’s officers and directors, may, but are not obligated to, loan Provident funds as may be required (“Working Capital Loans”). If Provident completes a business combination, Provident will repay the Working Capital Loans. In the event that a business combination does not close, Provident may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a business combination, without interest, or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be convertible into Private Placement Warrants at a price of $1.00 per warrant. As of the date of this proxy statement/prospectus, Provident has no borrowings under any Working Capital Loans.
Administrative Service Fee
Provident has agreed, commencing on the date of the securities of Provident are first listed on the Nasdaq (the “Listing Date”), to pay the Sponsor up to $10,000 per month for office space, utilities, secretarial and administrative support services provided to members of Provident’s management team. Upon completion of the initial Business Combination or Provident’s liquidation, Provident will cease paying these monthly fees. For the period from January 7, 2021 (“Effective Date”) to December 31, 2021, Provident incurred $15,500 in expenses in connection with such services for the period from Effective Date through December 31, 2021, as reflected in the accompanying statements of operations. As of December 31, 2021 and the date of this proxy statement/prospectus, respectively, there is no outstanding administrative service fee payable due to the Sponsor.
Redemption Rights for Public Shareholders
We will provide our Public Shareholders with the opportunity to redeem all or a portion of their Provident Ordinary Shares upon the completion of the Proposed Transactions at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Proposed Transactions, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, if any, divided by the number of then outstanding Public Shares, subject to the limitations described herein.
Based on funds in the Trust Account of approximately $230,000,000 on December 31, 2021, the estimated per share redemption price would have been approximately $10.00 (excluding interest earned and dissolution expenses). The per-share amount we will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions we will pay to the underwriters. The Sponsor and our officers and directors have entered into a letter agreement with us, pursuant to which the Initial Shareholders have agreed to waive their redemption rights with respect to their Founder Shares, and the Sponsor and our officers and directors have agreed to waive their redemption rights with respect to any Public Shares they may acquire in connection with the completion of the Proposed Transactions.
Limitation on Redemption Rights
Notwithstanding the foregoing, Provident’s Articles provide that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming its Provident Ordinary Shares with respect to more than an aggregate of 15% of the shares sold in our Initial Public Offering, which we refer to as the “Excess Shares,” without our prior consent. We believe this restriction will discourage shareholders from accumulating large blocks of shares, and subsequent attempts by such holders to use their ability to exercise their redemption rights against the Proposed Transactions as a means to force us or our management to purchase their shares at a significant premium to the then-current market price or on other undesirable terms. Absent this provision, a Public Shareholder holding more than an aggregate of 15% of the shares sold in our Initial Public Offering could threaten to exercise its redemption rights if such holder’s shares are not purchased by us or our management at a premium to the then-current market price or on other undesirable terms. By limiting our shareholders’ ability to redeem no more than 15% of the shares sold in our Initial Public Offering without our consent, we believe we will limit the ability of a small group of shareholders to unreasonably attempt to block our ability to complete our initial business combination, particularly in connection with the Proposed Transactions, which require as a closing condition that we have a minimum net worth or a certain amount of cash. However, we would not be restricting our shareholders’ ability to vote all of their shares (including Excess Shares) for or against the Proposed Transactions.
Liquidation if No Business Combination
Under Provident’s Articles, if Provident does not complete the Business Combination with Perfect or another initial business combination by January 12, 2023 (or a later date approved by Provident’s shareholders pursuant to Provident’s Articles), Provident will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem 100% of the outstanding Public Shares for a pro rata portion of the funds held in the Trust Account (currently anticipated to be approximately $10.00 per share based on funds in the Trust Account of approximately $230,000,000 but excluding interest earned and dissolution expenses) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Provident’s remaining shareholders and its Board, dissolve and liquidate, subject in the case of (ii) and (iii) above to Provident’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. At such time, the Warrants will expire. Holders of Warrants will receive nothing upon a liquidation with respect to such securities and they will be worthless.
Each of Provident’s Initial Shareholders has agreed to waive its rights to participate in any distribution from Provident’s Trust Account or other assets with respect to the Founder Shares and shares underlying the Private Placement Warrants. There will be no distribution from the Trust Account with respect to Provident’s Warrants, which will expire worthless if Provident is liquidated.
The proceeds deposited in the Trust Account could, however, become subject to the claims of Provident’s creditors which would be prior to the claims of the Public Shareholders. In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to Provident if and to the extent any claims by a vendor for services rendered or products sold to Provident, or a prospective target business with which Provident has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under Provident’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. Provident will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except for Provident’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business execute agreements with Provident waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account. Accordingly, the actual per-share redemption price could be less than $10.00, plus interest, due to claims of creditors. Additionally, if Provident is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in Provident’s bankruptcy estate and subject to the claims of third parties with priority over the claims of Provident’s shareholders.
To the extent any bankruptcy claims deplete the Trust Account, Provident cannot assure you it will be able to return to the Public Shareholders at least $10.00 per share. Provident’s Public Shareholders are entitled to receive funds from the Trust Account only in the event of its failure to complete a business combination within the required time periods or if the shareholders properly seek to have Provident redeem their respective shares for cash upon a business combination which is actually completed by Provident. In no other circumstances does a shareholder have any right or interest of any kind to or in the Trust Account.

Facilities
Provident currently maintains its principal executive offices at Unit 11C/D, Kimley Commercial Building, 142-146 Queen’s Road Central, Hong Kong. The cost for this space is included in the up to $10,000 per-month fee Provident’s Sponsor, Provident Acquisition Holdings Ltd., is entitled to charge Provident for general and administrative services pursuant to a letter agreement between us and the Sponsor. Provident believes, based on rents and fees for similar services in Hong Kong, that the fee charged by Sponsor is at least as favorable as Provident could have obtained from an unaffiliated person. Provident considers its current office space, combined with the other office space otherwise available to its executive officers, adequate for its current operations. Upon consummation of the Business Combination, the principal executive offices of Perfect will be located at 14F, No. 98 Minquan Road, Xindian District, New Taipei City 231, Taiwan, and its telephone number will be +886-2-8667-1265, at which time nothing more will be paid to Sponsor.
Employees
Provident has two executive officers. These individuals are not obligated to devote any specific number of hours to Provident’s matters and intend to devote only as much time as necessary to assist Provident to identify, negotiate and complete its initial business combination and perform fiduciary duties to Provident’s shareholders and other obligations of such officers pursuant to applicable legal requirements and Provident’s Articles. The amount of time they will devote in any time period will vary based on whether a target business has been selected for Provident’s initial business combination and the stage of the business combination process we are in. Provident does not intend to have any full-time employees prior to the consummation of a business combination. Provident will continue to exist as a wholly owned subsidiary of Perfect for potential business purposes. Perfect’s Board may, however, in its judgment, determine to dissolve Provident at any time.
Directors and Executive Officers
Provident’s directors and officers are as follows:
Name	Age	Position
Winato Kartono	51	Executive Chairman of the Board
Michael Aw Soon Beng	46	Director, Chief Executive Officer and Chief Financial Officer
Andrew Joseph (Andre) Hoffmann	65	President
Charles Mark Broadley	58	Director
Kenneth Walton Hitchner III	61	Director
John Mackay McCulloch Williamson	63	Director
Winato Kartono has been our Executive Chairman of the Board since our inception and is a founder of Provident Group. Mr. Kartono has over 20 years of experience in founding, investing, building and operating businesses. He serves as commissioner on the board of Gojek, the largest Internet platform in Indonesia and Tower Bersama. Mr. Kartono is a co-founder of JD.id, founder of Tower Bersama, and founder of Merdeka Copper Gold. Prior to founding PT Provident Capital Indonesia (PCI) in 2004 and Provident Growth in 2018, Mr. Kartono worked at Salomon Smith Barney (now Citigroup) for eight years from 1996 to 2004, where he lastly served as the Head of Investment Banking in Indonesia. Prior to joining Salomon Smith Barney, Mr. Kartono worked at Arthur Andersen and Bank Sumitomo Niaga. Mr. Kartono holds a BCommerce from Trisakti University, Indonesia. Provident believes that Mr. Kartono is well qualified to serve on the Provident Board because of his experience with Provident Growth and relevant prior experience in founding, investing, building and operating businesses.
Michael Aw has served as our Director, Chief Executive Officer and Chief Financial Officer since our inception and is a founding partner of Provident Growth. Mr. Aw has over 20 years of investing and investment banking experience. He currently serves as a director on the board of Pomelo, the leading technology driven modern fashion brand in Thailand and Southeast Asia. In addition, Mr. Aw serves as a director on the board of Horangi, a high-growth cybersecurity SaaS company in Southeast Asia and a board observer of Traveloka. Prior to founding Provident Growth in 2018, Mr. Aw served as a Managing Director in Provident Capital for one year and was responsible for technology-related investments in Southeast Asia. Prior to joining Provident Capital, Mr. Aw spent 16 years in UBS’s Investment Banking division in Hong Kong until 2016, where he lastly served as Managing Director and Head of Technology, Media and Telecommunications in Asia. At UBS, Mr. Aw led and completed various mergers and acquisitions, de-mergers, initial public offerings, bond offerings and loan transactions across various geographies. Mr. Aw holds a B.A. in Accounting and Finance from the University of Manchester and M.Phil. in Management Studies from University of Cambridge. Mr. Aw was also a Cambridge Chevening Scholar. Provident believes that Mr. Aw is well qualified to serve on the Provident Board because of his experience with Provident Growth and relevant experience in investment in technology-related companies.
Andre Hoffmann has been our President since our inception and has also served as the Executive Vice-Chairman of L’Occitane Group since 2016 and was appointed as the chief executive officer of L’Occitane Group on September 16, 2021. Mr. Hoffmann has over 40 years of experience in the consumer retail sector. Mr. Hoffmann invested in L’Occitane Group in 1995 and spearheaded and built its Asia business from a start-up to a leading consumer retail company. Under Mr. Hoffmann’s leadership, L’Occitane en Provence successfully grew in Asia from a single store to over 450 stores as of March 31, 2020 and started its online partnerships in China. L’Occitane Group achieved more than $700 million of revenue from Asia in fiscal year 2020 ended March 31, 2020, according to L’Occitane Group’s annual report for such fiscal year. Mr. Hoffmann was a key member of the senior team that led L’Occitane Group’s $900 million acquisition of Elemis, a leading British luxury skincare and spa brand, in 2019. Apart from L’Occitane Group, Mr. Hoffmann invested in Venchi’s Greater China joint venture to help Venchi expand and grow in North Asia. Mr. Hoffmann is also a serial investor who has actively invested in multiple technology companies and sits on the board of Pomelo and the advisory board of Square Yards, a property technology company in India. Mr. Hoffmann holds a B.A. in Economics from the University of California at Berkeley. Provident believes that Mr. Hoffmann is well qualified to serve on the Provident Board because of his prior leadership and officer positions and experience in incubating businesses.
Charles Mark Broadley has served as our Director since January 2021. Charles Mark Broadley is an independent non-executive director of L’Occitane International and a member of the remuneration committee. He also chairs the audit committee and sustainability committee of the board of L’Occitane International. Mr. Broadley is a seasoned investor and has been investing on his own behalf for a number of years. His previous investments include M2 Education and Samoa Water. Mr. Broadley’s prior professional experience includes founding Voyager Partners, a private equity firm whose notable transactions include the purchase of a controlling interest in the Fairmont Raffles Hotel Group and of an interest in the Majestic Hotel Group in France. Voyager Partners also purchased the Raffles Hotel in Singapore on behalf of its investor group and a number of commercial properties in France. Mr. Broadley served as a key member of the board for each of the transactions. Prior to Voyager Partners, Mr. Broadley was on the board of the Hong Kong and Shanghai Hotels Group (Peninsula) and as Chief Financial Officer of the Group from 2003 to 2008. Mr. Broadley started his career as an investment banker at UBS in London and subsequently joined HSBC and Rothschilds. Mr. Broadley holds an M.A. in law from Cambridge University. Provident believes that Mr. Broadley is well qualified to serve on the Provident Board because of his prior leadership and director positions and experience in investment.
Kenneth W. Hitchner has served as our Director since January 2021. Mr. Hitchner brings a wealth of financial services experience through a 28-year career at Goldman Sachs. Mr. Hitchner began his career at Goldman Sachs in New York City, United States in 1991 and became a partner in 2002. Over the course of his career at Goldman Sachs from 1991 to 2019, Mr. Hitchner served as the global head of the healthcare banking group and global co-head of the technology, media and telecom group. Selected transactions completed in this period include Ping An Health Cloud’s approximately $500 million private placement in 2016, as well as the initial public offerings of Xiaomi Corporation, Pinduoduo Inc., China Tower Corporation Limited, Meituan Dianping and Tencent Music Entertainment Group. Prior to his retirement from Goldman Sachs, Mr. Hitchner relocated to Hong Kong in 2013 and served as the chairman and chief executive officer of Goldman Sachs in Asia Pacific Ex-Japan and a member of Goldman Sachs’ Global Management Committee. Mr. Hitchner currently serves as a chairman of the board of HH&L Acquisition Co. and is a board member of Shanghai-based Wuxi Biologics (Cayman) Inc. and a senior advisor to Wuxi

AppTec Co., Ltd., two of China’s leading healthcare companies. Mr. Hitchner received his B.A. degree from The University of Colorado and an MBA from Columbia Business School. Provident believes that Mr. Hitchner is well qualified to serve on the Provident Board because of his prior leadership and officer positions and experience in finance and investment.
John Mackay McCulloch Williamson has served as our Director since January 2021. Mr. Williamson served as Managing Director of NatWest Investment Services, London from 1992 to 1994 and the Chief Operating Officer of NatWest Securities Asia Holdings Limited from 1994 to 1998. From 1998 to 2007, Mr. Williamson served as Managing Director and Head of Infrastructure and Operational Risk at Morgan Stanley Asia. From 2007 to 2018, he was at Search Investment Group Limited as Senior Managing Director (from 2012 to 2018), CFO (from 2007 to 2018) and Managing Director (from 2007 to 2011). From 2011 to 2018, Mr. Williamson also served as Chief Executive Officer at SAIL Advisors Limited. From 2018 to October 2021, Mr. Williamson served as Chairman and Managing Partner of Generations Limited, a family office consulting firm. From 2008 to April 2021, Mr. Williamson served as an independent non-executive director of Hong Kong Exchanges and Clearing Limited (HKEX). He previously served as the Chairman of the HKEX’s Risk Committee and a member of the Board Executive, Audit, Corporate Social Responsibility, Remuneration and Risk Management Committees. Mr. Williamson also previously served as a member of HKEX’s Nomination Committee, Investment Advisory Committee and Clearing Consultative Panel. In 2020, Mr. Williamson was appointed as non-executive Chairman of the UK Tote Group Limited, the UK’s leading pool betting operator, and as a non-executive director and the chairman of the audit committee of Pacific Basin Shipping Limited. In September 2021, Mr. Williamson was appointed as a director of the London Metals Exchange. Mr. Williamson received his B.A. degree from Heriot-Watt University in 1980, is a chartered accountant and member of The Institute of Chartered Accountants of Scotland, a Fellow of the Chartered Institute of Securities and Investment, UK, a Senior Fellow of the Hong Kong Securities and Investment Institute and a Member of the Hong Kong Management Association. Provident believes that Mr. Williamson is well qualified to serve on the Provident Board because of his prior leadership and officer positions and experience in finance and investment.
Number and Terms of Office of Officers and Directors
Provident’s Board consists of five members and is divided into three classes with only one class of directors being appointed in each year, and with each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term. In accordance with the Nasdaq corporate governance requirements, Provident is not required to hold an annual general meeting until one year after its first fiscal year end following our listing on the Nasdaq. The term of office of the first class of directors, consisting of John Mackay McCulloch Williamson, will expire at the first annual general meeting. The term of office of the second class of directors, consisting of Charles Mark Broadley and Kenneth Walton Hitchner III, will expire at the second annual general meeting. The term of office of the third class of directors, consisting of Michael Aw and Winato Kartono, will expire at the third annual meeting of shareholders.
Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint officers as it deems appropriate pursuant to our amended and restated memorandum and articles of association.
Director Independence
The rules of the Nasdaq require that a majority of our Board be independent within one year of our initial public offering. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Upon the effectiveness of the registration statement of which this prospectus forms a part, we expect to have three “independent directors” as defined in the Nasdaq rules and applicable SEC rules prior to completion of this offering. Our Board has determined that each of Charles Mark Broadley, Kenneth Walton Hitchner III and John Mackay McCulloch Williamson is an “independent director” as defined under the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Board Committees
Provident’s Board has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. The rules of the Nasdaq and Rule 10A-3 under the Exchange Act generally require that these committees be comprised solely of independent directors.
Audit Committee
We have an audit committee comprised of Charles Mark Broadley, Kenneth Walton Hitchner III and John Mackay McCulloch Williamson, each of whom is independent under the Nasdaq listing standards and applicable SEC rules.
Charles Mark Broadley serves as the chair of the audit committee. Each member of the audit committee is financially literate and our Board has determined that Charles Mark Broadley qualifies as an “audit committee financial expert” as defined in applicable SEC rules.
The audit committee is responsible for:
•
assisting Board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditor’s qualifications and independence, and (4) the performance of our internal audit function and independent auditors; the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•
pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures; reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•
setting clear policies for audit partner rotation in compliance with applicable laws and regulations; obtaining and reviewing a report, at least annually, from the independent auditors describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•
meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Provident’s Management’s Discussion and Analysis of Financial Condition and Results of Operations;” reviewing and approving any related-party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•
reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Nominating and Corporate Governance Committee
We have a nominating and corporate governance committee comprised of Charles Mark Broadley, Kenneth Walton Hitchner III and John Mackay McCulloch Williamson. Kenneth Walton Hitchner III serves as the chair of the nominating and corporate governance committee.
We have adopted a nominating and corporate governance committee charter that details the purpose and responsibilities of the nominating and corporate governance committee, including:

•
identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the Board, and recommending to the Board candidates for nomination for appointment at the annual meeting or to fill vacancies on the Board;

•
developing and recommending to the Board and overseeing implementation of our corporate governance guidelines;

•
coordinating and overseeing the annual self-evaluation of the Board, its committees, individual directors and management in the governance of the company; and

•
reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

Provident’s Articles also provide that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.
We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders. Prior to our initial business combination, holders of our Public Shares will not have the right to recommend director candidates for nomination to our Board.
Compensation Committee
We have a compensation committee comprised of Charles Mark Broadley, Kenneth Walton Hitchner III and John Mackay McCulloch Williamson, each of whom is independent under the Nasdaq listing standards and applicable SEC rules. John Mackay McCulloch Williamson is the chair of the compensation committee. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our chief executive officer based on such evaluation;

•
reviewing and making recommendations to our Board with respect to the compensation, and any incentive compensation and equity-based plans that are subject to board approval, of all of our other officers;

•
reviewing our executive compensation policies and plans;

•
implementing and administering our incentive compensation equity-based remuneration plans;

•
assisting management in complying with our proxy statement and annual report disclosure requirements;

•
approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•
producing a report on executive compensation to be included in our annual proxy statement; and

•
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Provident’s Articles also provide that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees. We have filed copies of our Code of Business Conduct and Ethics and our audit committee and compensation committee charters as exhibits to our registration statement in connection with our Initial Public Offering. You may review these documents by accessing our public filings at the SEC’s website at www.sec.gov. In addition, a copy of the Code of Business Conduct and Ethics will be provided without charge upon request from us in writing at Unit 11C/D, Kimley Commercial Building, 142-146 Queen’s Road Central, Hong Kong or by telephone at +852 2467 0338. We intend to disclose any amendments to or waivers of certain provisions of our code of ethics in a Current Report on Form 8-K.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than 10 percent of our ordinary shares to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that, during the year ended December 31, 2021, there were no delinquent filers.
Conflicts of Interest
Under Cayman Islands law, directors and officers owe the following fiduciary duties:
•
duty to act in good faith in what the director or officer believes to be in the best interests of the company as a whole;

•
duty to exercise powers for the purposes for which those powers were conferred and not for a collateral purpose;

•
directors should not improperly fetter the exercise of future discretion;

•
duty to exercise powers fairly as between different sections of shareholders;

•
duty not to put themselves in a position in which there is a conflict between their duty to the company and their personal interests; and

•
duty to exercise independent judgment.

In addition to the above, directors also owe a duty of care which is not fiduciary in nature. This duty has been defined as a requirement to act as a reasonably diligent person having both the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and the general knowledge, skill and experience of that director.
As set out above, directors have a duty not to put themselves in a position of conflict and this includes a duty not to engage in self-dealing, or to otherwise benefit as a result of their position. However, in some instances what would otherwise be a breach of this duty can be forgiven and/or authorized in advance by the shareholders provided that there is full disclosure by the directors. This can be done by way of permission granted in the amended and restated memorandum and articles of association or alternatively by shareholder approval at general meetings.
Certain of our officers and directors presently have, and any of them in the future may have, additional, fiduciary or contractual obligations to other entities, including entities that are affiliates of the Sponsor, pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, before we can pursue such opportunity, subject to their fiduciary duties under Cayman Islands law. If these other entities decide to pursue any such opportunity, we may be precluded from pursuing the same. We do not believe, however, that the fiduciary duties or contractual obligations of our officers or directors will materially affect our ability to complete our initial business combination. Our amended and restated memorandum and articles of association provide that to the fullest extent permitted by applicable law: (i) no individual serving as a director or an officer shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as us; and (ii) we renounce any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any director or officer, on the one hand, and us, on the other.
Below is a table summarizing the entities to which our officers and directors currently have fiduciary duties or contractual obligations:
Individual(1)(2)	Entity	Entity’s Business	Affiliation
Winato Kartono(3)	Provident Capital Group	Private Equity Investment	Director
Michael Aw Soon Beng(4)	Provident Growth	Private Equity Investment	Director
Andrew Joseph (Andre) Hoffmann(5)	L’Occitane International S.A.	Consumer Retail	Executive Director and Vice-Chairman
Charles Mark Broadley	L’Occitane International S.A.	Consumer Retail	Independent Non-Executive Director
Kenneth Walton Hitchner III	Wuxi Biologics (Cayman) Inc.	Biopharmaceuticals	Independent Non-Executive Director
	HH&L Acquisition Co.	Investment	Chairman of the Board
	CStone Pharmaceuticals	Biopharmaceuticals	Non-executive Director
John Mackay McCulloch	London Metals Exchange	Financial Institution	Independent Non-Executive Director
Williamson	Pacific Basin Shipping Limited	Shipping	Independent Non-Executive Director

(1)
Each of the entities listed in this table may have competing interests to our company with respect to the performance by each individual listed in this table of his fiduciary obligations and the presentation by each such individual of business opportunities.

(2)
Each individual listed has a fiduciary duty with respect to each of the listed entities opposite from his name.

(3)
Mr. Kartono is a director of portfolio companies of Provident Capital Group and its affiliated entities, and he may be obligated to show acquisitions to such companies before we may pursue such acquisitions.

(4)
Mr. Aw is a director of portfolio companies of Provident Growth and its affiliated entities, and he may be obligated to show acquisitions to such companies before we may pursue such acquisitions.

(5)
Mr. Hoffmann is a director of several subsidiaries and affiliates of L’Occitane International S.A., and he may be obligated to show acquisitions to such companies before we may pursue such acquisitions.

Potential investors should also be aware of the following other potential conflicts of interest:
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Our executive officers and directors are not required to, and will not, commit their full time to our affairs, which may result in a conflict of interest in allocating their time between our operations and our search for a business combination and their other businesses. We do not intend to have any full-time employees prior to the completion of our initial business combination. Each of our executive officers is engaged in several other business endeavors for which he may be entitled to substantial compensation, and our executive officers are not obligated to contribute any specific number of hours per week to our affairs.

•
The Sponsor and our directors and executive officers entered into agreements with us, pursuant to which they agreed to waive their redemption rights with respect to their Founder Shares and Public Shares in connection with the completion of our initial business combination. Additionally, the Sponsor agreed to waive its rights to liquidating distributions from the Trust Account with respect to its Founder Shares if we fail to complete our initial business combination within the prescribed time frame. If we do not complete our initial business combination within the prescribed time frame, the Private Placement Warrants will expire worthless. Except as described herein, the Sponsor and our directors and executive officers agreed not to transfer, assign or sell any of their Founder Shares until the earliest of (A) one year after the completion of our initial business combination or (B) subsequent to our initial business combination, (x) if the closing price of our Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading-day period commencing at least 150 days after our initial business combination, or (y) the date following the completion of our initial business combination on which we complete a merger, share exchange, asset acquisition, share purchase, reorganization or other similar transaction that results in all of our Public Shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property. The Private Placement Warrants will not be transferable until 30 days following the completion of our initial business combination. Because some of our directors will own ordinary shares or warrants directly or indirectly, they may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination.
•
Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.

For additional information relating to the interests of our officers, directors and the Sponsor in the Proposed Transactions and associated risks, please see the section entitled “Proposal No. 1—The Business Combination Proposal—Interests of Provident’s Directors and Officers in the Business Combination” and “Risk Factors—Risks Related to Provident and the Proposed Transactions—The Sponsor and our executive officers and directors have potential conflicts of interest in recommending that shareholders vote in favor of approval of the Business Combination Proposal and approval of the other proposals described in this proxy statement/prospectus”.
We are not prohibited from pursuing an initial business combination with a business combination target that is affiliated with the Sponsor, officers or directors or making the acquisition through a joint venture or other form of shared ownership with the Sponsor, officers or directors. In the event we seek to complete our initial business combination with a business combination target that is affiliated with the Sponsor, our executive officers or our directors, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm which is a member of FINRA or an independent accounting firm, that such initial business combination is fair to our company from a financial point of view. We are not required to obtain such an opinion in any other context. Furthermore, in no event will the Sponsor or any of our existing officers or directors, or any of their respective affiliates, be paid by the company any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the completion of our initial business combination. Further, commencing on the closing of our Initial Public Offering, we also started to reimburse an affiliate of the Sponsor for office space, and secretarial and administrative services provided to us in an amount not to exceed $10,000 per month.
We cannot assure you that any of the above-mentioned conflicts will be resolved in our favor.
The Initial Shareholders agreed to vote their Founder Shares, and they and the members of our management team agreed to vote any shares purchased during or after the IPO in favor of the Business Combination Proposal.
Limitation on Liability and Indemnification of Officers and Directors
Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against willful default, willful neglect, fraud or the consequences of committing a crime. Our amended and restated memorandum and articles of association provide for indemnification of our officers and directors, including for any liability incurred in their capacities as such, except through their own actual fraud, willful default or willful neglect. We purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

Our officers and directors agreed to waive any right, title, interest or claim of any kind in or to any monies in the Trust Account, and agreed to waive any right, title, interest or claim of any kind they may have in the future as a result of, or arising out of, any services provided to us and will not seek recourse against the Trust Account for any reason whatsoever. Accordingly, any indemnification provided will only be able to be satisfied by us if (i) we have sufficient funds outside of the Trust Account or (ii) we consummate an initial business combination.
Our indemnification obligations may discourage shareholders from bringing a lawsuit against our officers or directors for breach of their fiduciary duties. These provisions also may have the effect of reducing the likelihood of derivative litigation against our officers and directors, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against our officers and directors pursuant to these indemnification provisions.
We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.
Executive Compensation
Compensation Discussion and Analysis
None of our executive officers or directors has received any cash compensation for services rendered. We will reimburse an affiliate of the Sponsor for office space, secretarial and administrative services provided to members of our management team in an amount not to exceed $10,000 per month in the event such space and/or services are utilized and we do not pay directly for such services. Upon completion of our initial business combination or our liquidation, we will cease making these payments. In addition, the Sponsor, our executive officers and our directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to the Sponsor, our officers or our directors, or our or their respective affiliates. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid to the Sponsor, our executive officers and our directors, or any of their respective affiliates, prior to completion of our initial business combination.
It is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements with the post-transaction company after our initial business combination. Any such arrangements will be disclosed in the proxy solicitation or tender offer materials, as applicable, furnished to our shareholders in connection with a proposed business combination, to the extent they are known at such time.
The existence or terms of any such employment or consulting arrangements may influence our management’s motivation in identifying or selecting a target business, but we do not believe that such arrangements will be a determining factor in our decision to proceed with any potential business combination.
Legal Proceedings
As of the date of this proxy statement/prospectus, to the knowledge of our management, there was no material litigation, arbitration or governmental proceeding pending against us or any members of our management team in their capacity as such, and we and the members of our management team have not been subject to any such proceeding.
Periodic Reporting and Audited Financial Statements
Provident has registered its securities under the Exchange Act and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. In accordance with the requirements of the Exchange Act, Provident’s annual reports contain financial statements audited and reported on by Provident’s independent registered public accounting firm. Provident has filed with the SEC its Annual Reports on Form 10-K for the years ended December 31, 2021 (as amended) and 2020, and its Quarterly Reports on Form 10-Q covering the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021.

SUMMARY HISTORICAL FINANCIAL INFORMATION OF PROVIDENT
Unless the context otherwise requires, all references in this section to “Provident,” “we,” “us,” or “our” refer to the business of Provident Acquisition Corp. and its subsidiaries prior to the consummation of the Business Combination.
The following tables present Provident’s summary financial data. We present our financial statements in accordance with U.S. GAAP. The summary historical statement of operations for the year ended December 31, 2021 and for the period from October 21, 2020 (inception) through December 31, 2020 and the summary statement of financial position as of December 31, 2021 and December 31, 2020 have been derived from our financial statements, which are included elsewhere in this proxy statement/prospectus. Our financial statements were prepared on a basis consistent with our audited financial statements and include, in our opinion, all adjustments, consisting only of normal recurring adjustments that we consider necessary for the fair statement of the financial information set forth in those statements.
The financial data set forth below should be read in conjunction with, and is qualified by reference to, “Provident’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto included elsewhere in this proxy statement/prospectus.
Statement of Operations Data:	For the year ended December 31, 2021	For the period from October 21,2020 (Inception) to December 31, 2020
Operating costs	$2,447,239	$9,593
Loss from operations	(2,447,239)	(9,593)
Other income (expense):
Interest earned on marketable securities held in Trust Account	14,437	—
Expenses incurred for the fair value of warrants exceeding the purchase price	(1,053,214)	—
Expenses incurred for issuance of FPA Units	(1,776,766)	—
Unrealized gain on change in fair value of warrants	11,265,612	—
Unrealized gain on change in fair value of FPA Units	4,597,417	—
Total other income	13,047,486	—
Net Income (loss)	$10,600,247	($9,593)
Basic and diluted weighted average shares outstanding, Class A ordinary share subject to possible redemption	22,243,836	—
Basic and diluted net income per ordinary share, Class A ordinary shares subject to possible redemption	$0.38	$—
Basic and diluted weighted average shares outstanding, Class A and Class B shares outstanding, non-redeemable ordinary share	5,725,342	5,000,000
Basic and diluted net income per share, non-redeemable ordinary share	$0.38	$0.00

Balance Sheet Data:	As of December 31, 2021	As of December 31, 2020
Assets
Current Assets:
Cash	$423,520	$—
Prepaid expense	400,000	—
Total current assets	823,520	—
Deferred offering costs	—	169,668
Prepaid expense	7,671	—
Investments held in trust account	230,014,437	—
Total Assets	$230,845,628	$169,668
Liabilities and Shareholders’ (Deficit) Equity
Current Liabilities:
Accrued offering costs and expenses	$485,296	$71,593
Note payable – related party	—	82,668
Total current liabilities	485,296	154,261
Warrants liability	9,648,758	—
FPA units	688,050	—
Deferred underwriting commissions	8,050,000	—
Total Liabilities	18,872,104	154,261
Commitments and Contingencies
Class A ordinary shares, $0.0001 par value; 23,000,000 shares and 0 shares subject to possible redemption at $10.00 per share at December 31, 2021 and December 31, 2020, respectively	230,014,437	—
Shareholders’ (Deficit) Equity:
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 5,750,000 shares issued and outstanding at December 31, 2021 and December 31, 2020	575	575
Additional paid-in capital	2,355,113	24,425
Accumulated deficit	(20,396,601)	(9,593)
Total shareholders’ (deficit) equity	(18,040,913)	15,407
Total Liabilities and Shareholders’ (Deficit) Equity	$230,845,628	$169,668

PROVIDENT’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULT OF OPERATIONS
References in this section to “Provident”, “we,” “our” or “us” refer to Provident Acquisition Corp. References to our “management” or our “management team” refer to Provident’s officers and directors, and references to the “Sponsor” refer to Provident Acquisition Holdings Ltd. The following discussion and analysis of Provident’s financial condition and results of operations should be read in conjunction with the financial statements and the notes thereto contained elsewhere in this section. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties.
Cautionary Note Regarding Forward-Looking Statements
This proxy statement/prospectus includes forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in our other SEC filings.
Overview
We are a blank check company incorporated as a Cayman Islands exempted company with limited liability on October 21, 2020. We were formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). We are an emerging growth company and, as such, we are subject to all of the risks associated with emerging growth companies.
Our Sponsor is Provident Acquisition Holdings Ltd., a Cayman Islands exempted company with limited liability. Our registration statement for the Initial Public Offering was declared effective on January 7, 2021. On January 12, 2021, we consummated the Initial Public Offering of 23,000,000 Units at $10.00 per Unit, generating gross proceeds of $230.0 million, and incurring offering costs of approximately $13.2 million, inclusive of approximately $8.05 million in deferred underwriting commissions.
Simultaneously with the closing of the Initial Public Offering, we consummated the private placement (the “Private Placement”) of 6,600,000 warrants (each a “Private Placement Warrant” and collectively, the “Private Placement Warrants”) to our Sponsor, each exercisable to purchase one Provident Class A Ordinary Shares at $11.50 per share, at a price of $1.00 per Private Placement Warrant, generating gross proceeds to Provident of approximately $6.6 million.
Prior to the closing of the Initial Public Offering, the FPA Investors collectively committed to buy from Provident an aggregate of 5,500,000 Provident Class A Ordinary Shares, plus an aggregate of 2,750,000 Forward Purchase Warrants, for an aggregate purchase price of $55,000,000, or $10.00 per Provident Class A Ordinary Share, in private placement transactions that would close substantially concurrently with Provident’s initial business combination’s closing. The obligations under the forward purchase agreements do not depend on whether any Provident Class A Ordinary Shares are redeemed by Public Shareholders.
Upon the closing of the Initial Public Offering, the Over-Allotment and the Private Placement, $230.0 million ($10.00 per Unit) of the net proceeds of the Initial Public Offering and certain of the proceeds of the Private Placement was placed in the Trust Account, located in the United States at J.P. Morgan Chase Bank, N.A., with Continental acting as trustee, and was invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations, until the earlier of (i) the completion of a business combination and (ii) the distribution of the Trust Account.

Our management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination.
If we are unable to complete a Business Combination within 24 months from the closing of the Initial Public Offering, or January 12, 2023 (or a later date approved by Provident’s shareholders pursuant to Provident’s Articles) (the “Combination Period”), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and Provident’s Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.
Recent Developments
On March 3, 2022, Provident entered into the Business Combination Agreement with Perfect, Beauty Corp. and Fashion Corp.
Pursuant to the terms of the Business Combination Agreement: (a) Merger Sub 1 will merge with and into Provident (the “First Merger”), with Provident surviving the First Merger as a wholly owned subsidiary of Perfect (such company, as the surviving entity of the First Merger, the “First Merger Surviving Company”), and (b) immediately following the First Merger and as part of the same overall transaction as the First Merger, the First Merger Surviving Company will merge with and into Merger Sub 2 (the “Second Merger,” and together with the First Merger, the “Mergers”), with Merger Sub 2 surviving the Second Merger as a wholly owned subsidiary of Perfect (such company, as the surviving entity of the Second Merger, the “Second Merger Surviving Company”). As a result of the Mergers, and upon consummation of the Mergers and the other transactions contemplated by the Business Combination Agreement (the “Business Combination,” and together with transactions contemplated by agreements, instruments and documents contemplated by the Business Combination Agreement, the “Proposed Transactions”), the shareholders of Provident will become shareholders of Perfect. The respective time at which the First Merger and the Second Merger become effective is sometimes as the “First Merger Effective Time” and “Second Merger Effective Time,” respectively. The closing of the Mergers is herein referred to as the “Closing”.
In accordance with the terms and subject to the conditions of the Business Combination Agreement: (i) immediately prior to the First Merger Effective Time, Provident Class B Ordinary Shares outstanding immediately prior to the First Merger Effective Time will be automatically converted into a number of Provident Class A Ordinary Shares in accordance with the conversion ratio provided under Provident’s Articles, and, after giving effect to such automatic conversion, at the First Merger Effective Time and as a result of the First Merger, (a) each issued and outstanding Provident Class A Ordinary Share (other than the Provident Dissenting Shares (as defined below)) will be cancelled in exchange for the right to receive one Perfect Class A Ordinary Share, and (b) each issued and outstanding Provident Class A Ordinary Share that is held by any person who has validly exercised and not effectively withdrawn or lost their right to dissent from the First Merger in accordance with Section 238 of the Companies Act (“Provident Dissenting Share”) will be cancelled and carry no right other than the right to receive the payment of the fair value of such Provident Dissenting Share determined in accordance with Section 238 of the Companies Act, and (ii) each issued and outstanding Provident Warrant will be converted into one Perfect Warrants.
Immediately prior to the First Merger Effective Time, (i) Perfect’s Articles will be adopted and become effective, and (ii) Perfect will effect a share combination such that each Perfect Common Share and each Perfect Preferred Share (collectively, the “Pre-Recapitalization Perfect Shares”) (whether issued and outstanding or authorized but unissued) immediately prior to the First Merger Effective Time, will be consolidated into a number of shares equal to the Combination Factor (as defined below), and upon such share combination, (a) each resulting share held by any person other than DVDonet.com. Inc., Golden Edge Co., Ltd., World Speed Company Limited and Alice H. Chang (collectively, the “Perfect

Founder Parties”) will be repurchased and cancelled by Perfect in exchange for the issuance of one Perfect Class A Ordinary Share, and (b) each resulting share that is held by the Perfect Founder Parties will be repurchased and cancelled by Perfect in exchange for the issuance of one Perfect Class B Ordinary Share (items (i) through (ii), the “Recapitalization”). Pursuant to Perfect’s Articles, each Perfect Class A Ordinary Share will have one vote and each Perfect Class B Ordinary Share will have ten votes.
The “Combination Factor” is a number resulting from dividing the Per Share Perfect Equity Value by $10.00. The “Per Share Perfect Equity Value” is obtained by dividing (i) the equity value of Perfect (being $1,010,000,000) by (ii) the aggregate number of Pre-Recapitalization Perfect Shares that are issued and outstanding immediately prior to the Recapitalization. Upon the Recapitalization, each Perfect Ordinary Share will have a value of $10.00.
The Business Combination has been approved by the boards of directors of both Provident and Perfect.
The Business Combination Agreement contains customary representations, warranties and covenants by the parties thereto and the Closing is subject to certain conditions as further described in the Business Combination Agreement.
For the Year Ended December 31, 2021
Results of Operations
We have neither engaged in any operations nor generated any revenues to date. Our only activities from inception through December 31, 2021 were organizational activities, those necessary to prepare for our Initial Public Offering, and after our Initial Public Offering, identifying a target company for a Business Combination. We do not expect to generate any operating revenues until after the completion of our initial business combination. We generate non-operating income in the form of interest income on marketable securities. We are incurring expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses in connection with completing a business combination.
For the year ended December 31, 2021, we had net income of $10,600,247, which consisted of interest income on marketable securities held in the Trust Account of $14,437 and an unrealized gain on change on fair value of warrants and FPA Units of $15,863,029, offset by operating and formation costs of $2,447,239 expense incurred for issuance of FPA Units of $1,776,766 and expenses incurred by the fair value of warrants exceeding the purchase price of $1,053,214.
For the period from October 21, 2020 (inception) through December 31, 2020, we had net loss of $9,593, which consisted of operating and formation costs.
Liquidity and Capital Resources
On January 12, 2021, we consummated our Initial Public Offering of 23,000,000 Units, at a price of $10.00 per Unit, generating gross proceeds of $230,000,000. Simultaneously with the closing of the Initial Public Offering, we consummated the sale of 6,600,000 Private Placement Warrants to our sponsor at a price of $1.00 per warrant, generating gross proceeds of $6,600,000.
Following our Initial Public Offering and the sale of the Private Placement Warrants, a total of $230,000,000 was placed in the Trust Account. We incurred $13,204,580 in transaction costs, including $4,600,000 of underwriting fees, $8,050,000 of deferred underwriting fees and $554,580 of other offering costs.
For the year ended December 31, 2021, cash used in operating activities was $1,108,900. Net income of $10,600,247 consist of interest earned on marketable securities held in the Trust Account of $14,437, an unrealized gain on change on fair value of warrants and FPA Units of $15,863,029 less formation cost of $2,447,239, expense incurred for issuance of FPA Units of $1,776,766, expenses incurred by the fair value of warrants exceeding the purchase price of $1,053,214. Changes in operating assets and liabilities generated $6,032 of cash from operating activities.

For the year ended December 31, 2021, we had marketable securities held in the Trust Account of $230,014,437. We intend to use substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account (which interest shall be net of taxes payable and excluding deferred underwriting commissions) to complete our Business Combination. To the extent that our share capital is used, in whole or in part, as consideration to complete a Business Combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.
As of December 31, 2021, we had cash of $423,520 held outside the Trust Account. We intend to use the funds held outside the Trust Account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, structure, negotiate and complete a Business Combination.
In order to fund working capital deficiencies or finance transaction costs in connection with a business combination, our Sponsor will provide us with funds and financial support as may be required. If we complete a business combination, we would repay such loaned amounts. In the event that a business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts, but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants, at a price of $1.00 per warrant unit at the option of the lender. The warrants would be identical to the Private Placement Warrants.
If our estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating a Business Combination is less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to our initial Business Combination. Moreover, we may need to obtain additional financing either to complete our Business Combination or because we become obligated to redeem a significant number of our Public Shares upon completion of our Business Combination, in which case we may issue additional securities or incur debt in connection with such Business Combination.
Contractual Obligations
We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than an agreement to pay our sponsor a monthly fee of $10,000 for office space, and administrative and support services, provided to Provident. We began incurring these fees on January 7, 2021 and will continue to incur these fees monthly until the earlier of the completion of a Business Combination and Provident’s liquidation.
The underwriters are entitled to a deferred underwriting fee of 3.5% of the gross proceeds of our Initial Public Offering upon the completion of our initial Business Combination.
Off-Balance Sheet Financing Arrangements
We have no obligations, assets or liabilities, which would be considered off-balance sheet arrangements as of December 31, 2021. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.
Critical Accounting Policies
Management’s discussion and analysis of our results of operations and liquidity and capital resources are based on our audited financial information. We describe our significant accounting policies in Note 2—Significant Accounting Policies, of the Notes to Financial Statements of Provident’s audited financial statement for year 2021 included in this proxy statement/prospectus. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities in our financial statements. On an ongoing basis, we evaluate our estimates and judgments, including those related to fair value of financial instruments and accrued expenses. We base our estimates on historical experience, known trends and events and various other factors that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.
We evaluated the Warrants in accordance with ASC 815-40, “Derivatives and Hedging—Contracts in Entity’s Own Equity,” and concluded that a provision in the Warrant Agreement related to certain tender or exchange offers as well as provisions that provided for potential changes to the settlement amounts dependent upon the characteristics of the holder of the warrant, precludes the Warrants from being accounted for as components of equity. As the Warrants meet the definition of a derivative as contemplated in ASC 815 and are not eligible for an exception from derivative accounting, the Warrants are recorded as derivative liabilities on the Balance Sheets and measured at fair value at inception (on the date of the IPO) and at each reporting date in accordance with ASC 820, “Fair Value Measurement,” with changes in fair value recognized in the Statement of Income in the period of change.
Treatment of Temporary Equity
As a result of recent guidance to Special Purpose Acquisition Companies by the SEC regarding redeemable equity instruments, we revisited its application of ASC 480-10-S99 on our financial statements. Management has noted that all of the Provident Class A Ordinary Shares are classified as temporary equity. Thus, no further adjustments were made by Provident.
Recent Accounting Pronouncements
In August 2020, the FASB issued ASU 2020-06, Debt-Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging-Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity (“ASU 2020-06”), which simplifies accounting for convertible instruments by removing major separation models required under current U.S. GAAP. The ASU also removes certain settlement conditions that are required for equity-linked contracts to qualify for scope exception, and it simplifies the diluted earnings per share calculation in certain areas. ASU 2020-06 is effective January 1, 2022 and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. We are currently assessing the impact, if any, that ASU 2020-06 would have on our financial position, results of operations or cash flows.
JOBS Act
The JOBS Act contains provisions that, among other things, relax certain reporting requirements for qualifying public companies. We will qualify as an “emerging growth company” and under the JOBS Act will be allowed to comply with new or revised accounting pronouncements based on the effective date for private (not publicly traded) companies. We are electing to delay the adoption of new or revised accounting standards, and as a result, we may not comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. As a result, our financial statements may not be comparable to companies that comply with new or revised accounting pronouncements as of public company effective dates.
Subject to certain conditions set forth in the JOBS Act, if, as an “emerging growth company,” we choose to rely on such exemptions we may not be required to, among other things, (i) provide an auditor’s attestation report on our system of internal controls over financial reporting pursuant to Section 404, (ii) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act, (iii) comply with any requirement that may be adopted by the PCAOB regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (auditor discussion and analysis) and (iv) disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the CEO’s compensation to median employee compensation. These exemptions will apply for a period of five years following the completion of our Initial Public Offering or until we are no longer an “emerging growth company,” whichever is earlier.

PERFECT’S BUSINESS
Unless the context otherwise requires, all references in this section to “Perfect”, the “Company”, “we,” “us” and “our” are intended to refer to Perfect Corp. and its subsidiaries.
This section contains forward-looking statements about the business and operations of Perfect. The actual results of Perfect may differ materially from those currently anticipated as a result of many factors, including those described under “Risk Factors” and elsewhere in this prospectus. See also “Cautionary Note Regarding Forward-Looking Statements”.
Our Mission and Vision
Our mission is to democratize the shopping experience for consumers and brands with AR, AI, and digital technologies.
Our vision is to transform the world with digital tech innovations.
We believe that our platform transforms how brands and consumers interact and creates opportunities to connect that were not possible before. With our best-in-class, hyper-realistic virtual try-on solutions, we are disrupting the traditional online and in-store shopping journey by creating instant, seamless and engaging omni-channel shopping experiences.
We believe that everyone should have access to a highly-personalized, interactive, and meaningful shopping experience. Leveraging innovative technologies, our solutions are designed to bring brands to life and allow consumers to effortlessly engage with them.
We believe there is also significant opportunity to extend our platform beyond beauty into other areas of fashion. By creating extensive try-on possibilities, anytime, anywhere, we believe that we have the potential to become a preeminent fashion tech brand.
We also strive to achieve environmental sustainability with beauty AR- and AI-technologies. As we reimagine the way everyone tries on products, we are reducing the environmental impact of each purchase by decreasing the amount of plastic waste and reducing the carbon footprint traditionally associated with physical testers.
Our Values
Innovative—Innovation, strategic thinking and teamwork are at the heart of everything we do. We strive to be a force for good through our product development philosophy, sustainability, long-term partnerships, creative community development, and inclusive workplace.
Passionate—We pride ourselves in developing excellent SaaS products that impress and entertain, bringing consumers closer to their favorite beauty brands, even in times when online shopping is the only window of contact available. Our algorithms are developed in house by a team of passionate engineers who work with inclusivity in mind, developing technologies that can be enjoyed by everyone, regardless of gender, age, or ethnicity.
Trust-worthy—We are committed to building trust, excellence and customer satisfaction for all our partners. We seek to develop long-term business relationships that allow us to grow together through synergistic partnerships.
Inclusivity— We have built a large inclusive online community, congregating beauty lovers from all around the world. Through our social media channels and a suite of popular YouCam mobile apps, we inspire young people to be creative, interact with art and photography, and develop appreciation for beauty, providing them with tools to express their unique personalities online.
Environmentally-Positive—Our solutions aim to make a positive impact on the planet by drastically reducing plastic waste and other related carbon footprint emissions.
Committed—We encourage our employees to be bold, dream big, and embrace change. We value diversity, integrity, and respect for others. We are an equal opportunity provider, with our team located across four continents. We actively work against gender-based pay discrimination, as well as discrimination based on race, ethnicity, nationality, economic status, marriage status, sexual orientation, age, culture, or religion.
Our Company
Founded in 2015, Perfect Corp. is the leading SaaS technology company offering AR- and AI-powered solutions dedicated to the beauty and fashion industry. According to Frost & Sullivan, we are the number one beauty tech AR- and AI-player on the market based on the number of brand groups served and cover 95% (19 out of 20) of top 20 global beauty groups based on reported revenue in the calendar year 2020. We pride ourselves in pushing the boundaries of beauty tech innovations and delivering the most interactive and enriched beauty and fashion shopping experiences.
We offer to beauty brands and retailers subscription-based toolkits, enabling them to offer beauty product virtual try-on experiences to their consumers across multiple channels and product groups. Our current solutions include virtual try-ons for makeup, nail art, hairstyles, beard dye and styling, eyewear, and jewelry, advanced skin diagnostic technology, foundation shade finder and our interactive AR makeup application tutorial platform. Brands and retailers can deploy these solutions through different channels, including mobile apps, websites, in-store kiosks, and third-party e-commerce platforms. All our solutions are paired with a powerful product recommendation engine that delivers precise and ultra-personalized options tailored to each unique consumer. Our customer base includes over 400 brands, with over 370,000 digital SKUs for makeup, haircare, skincare, eyewear, and jewelry products, and over 10 billion virtual product try-ons annually. We are a trusted partner to many brands, and our solutions have proven to significantly increase Return on Investment (“ROI”) of these brands. For example, our solutions have helped to achieve over 85% sales increase for Decorte, over 200% purchase conversion for e.l.f., over 300% time spent on site for Marianna Natural, and over 30% basket size for Tarte Cosmetics, etc. Our proven track record of ROI has led to high customer satisfaction as well as an exceptional 8.4x CLTV/CAC ratio, based on the 2020 cohort where average contract lifecycle is assumed to be five years and assumes fully loaded Customer Acquisition Cost.
We also offer six mobile apps with AR- and AI-technology under the “YouCam” brand. The two flagship mobile apps, YouCam Makeup and YouCam Perfect, provide virtual try-ons and beauty camera/portrait retouching features. Since launching, we have aggregated nearly one billion downloads as of December 31, 2021. We had approximately 25.1 million average MAUs across all apps in 2021, and our two most popular apps, YouCam Makeup and YouCam Perfect, had approximately 24.5 million average MAUs. In the past, we have leveraged upon our mobile apps as a test bed for new product innovations before introducing these innovations to our beauty brand and retailers. Going forward, we intend to continue to maintain a portfolio of mobile apps for such purposes, but expect to mainly focus on the commercialization through beauty brands and retailers as our core SaaS business.
Our business operations are global, with solutions deployed by brands across 80 countries. In 2020, roughly 50% of our revenue came from United States in North America, 11% came from Japan in Asia, and 11% came from France in Europe. The following table sets forth a geographic breakdown of our revenue for the periods indicated:
	Year ended December 31,						Six months ended June 30,
	2018		2019		2020		2020		2021
	$ (million)	% of Total	$ (million)	% of Total	$ (million)	% of Total	$ (million)	% of Total	$ (million)	% of Total
United States	4.5	39	12.3	53	15.0	50	8.1	56	7.9	46
Japan	1.0	9	2.7	12	3.2	11	1.5	11	2.2	13
France	1.5	12	2.2	10	3.2	11	1.3	9	1.5	8
Others	4.6	40	5.7	25	8.5	28	3.6	24	5.7	33
Total	11.6	100.0	22.9	100.0	29.9	100.0	14.5	100.0	17.3	100.0
We have established long-term collaborative relationships with global industry leaders, such as COTY, Estée Lauder Group, Kosé, LVMH and Shiseido, and our collaboration with these companies has accelerated industry-wide adoption of our solutions. We were able to benefit from their wealth of experience as global industry leaders. We also formed strategic partnerships with world-class tech giants, including Alphabet (Google and YouTube), Meta (Instagram), and Snap, as well as Asia tech platforms such as Alibaba (Taobao and Tmall), providing us with a wide reach to promote our virtual try-on solutions and continuous technological advancement amongst their platforms. In addition, many renowned financial and strategic investors such as Goldman Sachs, Alibaba, Snap and CyberLink International are our investors.
We have achieved significant scale and growth since our inception in 2015. Our total revenue increased from $11.6 million in 2018 to $29.9 million in 2020, and from $14.5 million for the six months ended June 30, 2020 to $17.3 million for the six months ended June 30, 2021. Our momentum of acquiring new brands continues to be strong, growing from 178 brands as of December 31, 2018 to 444 as of December 31, 2021, at a CAGR of 35.6%. As we grow and continue to expand our product offerings, we expect to significantly increase our penetration beyond beauty and into other fashion areas as well. Our net loss decreased from $8.7 million in 2018 to $5.6 million in 2020, and increased from $0.8 million for the six months ended June 30, 2020 to $3.1 million for the six months ended June 30, 2021.
Industry Overview
Rise of AR and AI in Beauty Market
The retail industry, in particular the fashion and beauty sectors, traditionally has not had the opportunity or technical know-how to harness the power of AR or AI to enhance business and influence how consumers interact with products and services. Until recently, these industries have been mostly reliant on brick-and-mortar stores where consumers physically try-on clothing and makeup. As consumer behavior continues to change, the beauty and fashion industry has increasingly become aware of the need to leverage AR and AI to enter the next stage of growth. This market opportunity is primarily driven by the emergence of new technologies, which have enabled and aligned with changes in consumers’ shopping behavior and preferences.
According to Frost & Sullivan, beauty products (such as skincare, makeup and fragrance) have become the second most consumer-engaged category across social media platforms in recent years, leaving beauty brands with little choice but to quickly embrace trends in AR and AI. By 2020, all top 20 beauty groups (ranked by 2020 revenue) have adopted AR- and AI-technologies, which is a strong testimony that beauty companies recognize the importance of utilizing next generation AR- and AI-technologies to transform their businesses.
Moreover, the COVID-19 pandemic has further shifted beauty retailers’ focus on consumer interactions from primarily physical to online, with consumers unable to interact with product or beauty consultants in the same way as in the past. Lifestyle transformation towards online consumption as more people stay home for social distancing have also contributed to the increase in global internet penetration rate, and fueled the growth of e-commerce and omni-channel business models such as AR and AI in the beauty market. The global internet penetration rate surged 6.8% and 2.8% in 2019 and 2020 respectively, and is expected to further grow from 61.3% in 2021 to 70.2% in 2026.
According to Frost & Sullivan, the average online revenue contribution of the top 20 beauty companies has also more than doubled from 6.7% in 2018 to 16.2% in 2020, and more than 20% of beauty products in 2021 are being bought online. This shows great opportunities for consumers to interface with and use more AR- and AI-related technologies and tools.

Global Internet Users and Internet Penetration Rate,
2018-2026E (US$ billion)
Source: Frost & Sullivan
With consumers increasingly demanding highly-personalized solutions, we believe that brands can no longer rely on a “one size fits all” approach; consumers now expect to receive individually tailored and bespoke product recommendations to address their specific needs, be it skincare concerns, hairstyle makeovers or a collection of makeup products with color palettes generated to fit their unique skin tones, preferences and conceptions of beauty. In addition, we observe that the new generation of tech savvy consumers expect an immersive experience with products and brands. AI-powered AR virtual try-on solutions are an important part of such immersive experience, which can contribute to higher website traffic, greater consumer engagement, increased brand loyalty and overall better consumer satisfaction. By leveraging AI-powered analysis, we believe that we are able to cater to such individualized and shifting consumer preferences.
In addition, we believe that when implemented appropriately, the powerful AI engine behind such try-on tools, through machine learning and deep learning, is able to utilize consumer data to gain useful consumer insights, which in turn, helps brands provide better products and services catered to consumer needs.
Beyond the economic and commercial benefits, we believe that this reimagined consumer journey through AR and AI in the beauty industry is also more environmental-friendly compared to traditional physical try-ons by reducing plastic waste, decreasing product return rates, making physical, unhygienic testers obsolete and lowering the overall carbon footprint of both consumers and beauty brands, thereby helping such brands achieve their environmental, social and governance (“ESG”) goals.
The advancement of technology in recent years has also played an important part in the widespread adoption of AR- and AI-technologies. With the rapid development of mobile technologies, consumers today are armed with powerful mobile devices with high-resolution cameras, both on the front and back of their mobile phones. In the early 2010s, “the selfie era” swept the globe and kick-started many related businesses such as Snap, Instagram and many photo-editing apps. Nowadays, taking a selfie has become an indispensable part of people’s lives, providing a fun and meaningful way for self-expression and social interaction.
In addition, the central processing units (“CPUs”) in mobile devices have undergone generational enhancements. In 2015, mobile CPU processing speed reached 100 million floating operations per second, which provided a stepping stone to enable real-time image tracking and smoothly running AI technology.
Furthermore, the development of 5G connectivity has further paved the way for widespread adoption of beauty AR- and AI-tools. Compared to 4G LTE technology, 5G provides much higher speed (one Gbps), consumes less power and produces lower latency (one millisecond or less), which has made it possible for a much faster and more comprehensive application of Internet of Things, robotics, and in particular, mobile AR and AI.
With the culmination of such socioeconomic trends and technological advancements, AR- and AI-virtual try-on tools on consumer mobile devices have become possible to the average consumer.

The Business Opportunity
According to Frost & Sullivan, the global total addressable market in beauty technology (average of top-down and bottom-up methods) is estimated to be approximately $3.3 billion in 2021, with an estimated increase to $6.1 billion in 2026, representing a CAGR of 13.1%. The global addressable market is anticipated to be mainly driven by the growth in the beauty market, companies’ expected sales and marketing (“S&M”) expense and research and development (“R&D”) expense spend on AR- and AI-technologies, and adoption of AR and AI by beauty brands.
The global beauty market consisting of makeup, skincare, haircare, and hygiene products is expected to grow at a CAGR of 6.2% from $288 billion in 2021 to $389 billion in 2026, according to Frost & Sullivan. Beauty products have increasingly become indispensable among individuals, and growth in overall consumer awareness about beauty products and services, along with deepened knowledge on skin health, are major factors driving this market. In addition, men are increasingly using beauty products and services in their daily routines, which contributes to the growth of the global beauty market generally. The use of digital marketing has created new expectations for consumers as they seek more meaningful interactions with brands. Brands are shifting from traditional marketing to digital marketing, investing more in channels where they can build relationships with their consumers. Live streaming, social media channels, and AR- and AI-services help brands engage with consumers, and we expect brands to invest more heavily into these areas. It is expected that 9.4% of brands’ S&M or R&D spending will be attributable to AR- and AI-technology spending by 2026.
The large potential of the beauty industry does not only come from market leaders, but also from smaller, indie brands, many of which have grown into top beauty contenders in a short period of time, thanks to the new wave of consumers seeking niche brands and products online. These new brands are agile and dynamic, direct to consumers, and focused on branding that appeals to younger consumers, such as by emphasizing inclusivity, the usage of organic, clean, and vegan ingredients, as well as by offering unique, customized products. Given that these indie brands leverage platforms such as Shopify, Taobao and Tokopedia, we see a lot of potential to continue and form partnerships with these platforms, in order to build out our customer base.
Our market does not stop at beauty tech. We are planning to penetrate into the fashion accessories market as well, which will significantly expand our total addressable market. It is increasingly common for apparel companies to introduce digitalized dressing rooms utilizing AR- and AI-technologies, where consumers can try out an outfit easily using their own smartphones or computers. This ability not only helps to relieve heavy traffic at in-store fitting rooms, but also helps to eliminate the potential health hazards during the COVID-19 pandemic. One example of such is Amazon’s Echo Look camera, that gives consumers fashion advice using AI and machine learning. According to Frost & Sullivan, the global market for apparel, accessory, eyewear, watches and jewelry is expected to grow from the $2.1 trillion in 2021 to $2.7 trillion in 2026, which translates to an additional $9.8 billion in total addressable market by 2026.

Source: Frost & Sullivan
Beyond beauty and fashion, there is also potential for an even wider scope of applications of AR- and AI-technology, including but not limited to areas such as hair salons where consumers can try on different hair colors and hairstyles before getting a haircut, plastic surgeries where patients can visualize the planned procedures, live streaming and video conferences where users can adjust or enhance their appearance with filters and backgrounds, and dental and orthodontics where AR- and AI-technologies can assist dentists’ abilities to diagnose and treat issues.
Furthermore, the emergence of the metaverse brings further potential to the application of AR- and AI-technologies, as the metaverse focuses on providing an integrated, digital platform to connect physical and virtual worlds, which enables the creation of experiential, fully-immersive shopping experiences. We believe that the beauty and fashion industries are heading towards another digital transformation, from e-commerce to the metaverse, and AR and AI, especially virtual try-on, is expected to play an important part in providing an enhanced, immersive digital shopping experience for brands.
Although AR- and AI-application in these areas are still at a relatively early stage, we foresee wider penetration rate in the near future.
Key Industry Trends
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Engagement through Omni-Channels.   The way consumers discover and purchase products have been drastically transformed and continued to evolve over the last few years, in the midst of the COVID-19 pandemic and as technology advances. In the past, consumers mostly relied on brick-and-mortar stores to try on different makeup products in store. Nowadays, consumers discover, learn about and purchase products through many different channels, and they expect brands to have omni-channel coverage, providing cohesive interactions across in-store and online channels to build a seamless, holistic consumer journey. For instance, Sephora has installed a digital mirror in-store that provides consumers with personalized recommendations through AI.

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Expectation of Fun, Interactive Experiences with Brands.   Consumers are increasingly interacting with brands all over the world through online and offline channels, and brands are looking for more and more ways to attract and engage with consumers to offer a next generation shoppertainment experience. Consumers expect a high-quality, meaningful interaction with every brand. They want to be able to try on products, share experiences among their communities, as well as share direct feedback with their favorite brands. We believe good experiences and interactions with the brands retain existing consumers and attract new consumers through word of mouth and online reviews. On the contrary, a disappointing experience may lead to the permanent loss of consumers and damage to the brand’s reputation.

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Desire for Convenience.   Consumers are now shopping anywhere, anytime, whether it is in-store, through the brand websites, or on an influencer’s social media post. We see a need for brands to be able to engage with consumers in real-time, in order to capture attention from these consumers. Instantaneous try-ons, live streaming, and influencer-based marketing have become very popular in the past few years, providing instant and customized access to content, encouraging purchases from anywhere, anytime.

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Need for Personalization.   Consumers have grown to expect and desire personalized consumption experiences. Instead of segment-level, broad-based offers, more and more consumers now expect offers, products, and communications targeted at them as unique individuals. Instead of spending a lot of time shopping to find the right product or item, consumers can now find personalization solutions that can satisfy their needs through AR- and AI-solutions offered by companies.

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Sustainability of Products.   The beauty industry has also been experiencing industry changes as a result of Millennial and Gen-Z buyers paying close attention to the environmental impact and sustainability of products they purchase and brands they choose to support. We believe that this consumer behavior change has provided the industry with a strong nudge to support those causes as well, rethinking the way they source products and design packaging, and reducing the harmful impact on the environment.

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Increasing Awareness for Hygiene.   Prompted by the COVID-19 pandemic, consumers are paying more and more attention to public healthcare and wellness. Potential hygiene concerns associated with in-store physical shopping and try-ons have prompted consumers to look for alternative solutions.

Our Strengths
We believe we have the following competitive strengths that have been instrumental to our leading position and will continue to fuel our success in the fast-growing beauty AR- and AI-market and beyond.
Beauty AR- and AI-SaaS Leadership
We are the leader in the nascent beauty AR- and AI-SaaS industry. Perfect covers 95% (19 out of 20) of the top 20 beauty groups worldwide, and serves global beauty brands, including Estée Lauder, MAC and Neutrogena, covering the broad spectrum of brands and products from luxury to mass markets.
We see huge potential in not only supporting the largest players in the market, but also working with indie brands such as e.l.f., ORBIS, Canmake, and No7. These brands have significantly grown in popularity in recent years, primarily fueled by consumers seeking niche brands and products online.
We are a trusted partner for both global and indie brands, and our deep-rooted relationships with beauty groups consist of multi-year contracts and spread across multiple brands, channels and countries. We believe this creates substantial barriers to entry for both local and international competitors, providing us with tremendous upselling opportunity and allowing us to remain the market leader in the beauty AR- and AI-SaaS space.
Omni-Channel Presence, Scalable Platform
Our omni-channel, cross-platform coverage significantly increases the stickiness of brands’ products with consumers. We believe brands prefer a neutral platform like ours that has deployment capabilities across all sales channels and social networks, as we are able to provide brands with the peace of mind that the same set of SKUs only needs to be configured once and can then be easily and flexibly deployed in scale across sales channels for consistent consumer experience. Our fully seamless integrations across all platforms lead to a high level of consumer loyalty.
We believe we are also uniquely positioned as the only omni-channel beauty AR- and AI-solutions provider globally. Our solutions can be implemented across multiple platforms, including brand-owned channels such as brands’ official mobile apps, official websites, and in-store kiosks, as well as leading third-party platforms, including Alphabet (Google and YouTube), Meta (Instagram), Snap and Alibaba (Taobao and Tmall). Through these strategic partnerships with world-class tech giants, we help brands build in beauty AR- and AI-integrations into social, search, streaming, and e-commerce platforms, allowing global coverage of brands’ end-consumers, and an integrated consumer engagement and shopping experience. As of June 2021, there are more than 200 brands on Taobao using the AR try-on feature provided by Perfect with over 6,000 SKUs. As one of the few third-party service providers that are allowed to integrate their source code directly into those of the large tech platforms, we can seamlessly integrate our AI engine, enhancing the consumer experience and data communication.
Compelling Value Proposition to Brands
We have proven to significantly deliver on brands’ ROI, both online and offline. With the true-to-life virtual try-on effects, consumers have reported spending more time on brands’ websites (over 300% for Marianna Naturals), increasing purchase conversion (over 200% for e.l.f.), and increasing online basket size (over 30% for Tarte Cosmetics). We also bring positive impact to the environment by helping brands reduce waste of beauty sampling and overconsumption. Many brands have testified the positive experiences that Perfect brought to them and have become active endorsers of us.
Our upselling capabilities are also exceptional, with an average of 147% NDRR for the four years from 2018 to 2021, and 95% average retention rate among top 100 brands (based on contract revenue from 2016 to 2021) for the same period. Brands show recurring demand and strong loyalty for our platform and no intention to switch to other platforms as we provide products and services that are aligned with their value proposition.
Superior and Proven Technology and Product Capabilities
Our technological capabilities offer best-in-class accuracy, scalability and performance in our AR- and AI-powered business and consumer solutions. We have powerful AI technology that taps into deep and machine learning algorithms built on data from over 10 billion real-life try-ons every year around the world. We are able to leverage these data to provide highly accurate and realistic AR makeover experiences, as well as personalized recommendations.
We have developed proprietary AR- and AI-technologies with over 200 points of real-time facial landmarks and over 3,900 real-time facial 3D live meshes backed by visual computing, which has enabled us to detect consumers’ facial features more accurately and offer much more true-to-life effects compared to our peers. Our technology now supports over 89,969 skin tones and over 10 makeup textures, which encompass facial attributes across all ethnicities and ages, offering a fully inclusive virtual try-on experience, the most comprehensive in the industry. As of March 15, 2022, we had 21 registered patents and 25 pending patent applications in the beauty tech domain.
Data-Enabled Product Development Strategy
Based on consumer’s try-on behaviors across our multiple channels, we are able to get valuable insights into consumers’ behaviors and preferences, as well as popular trends that are developing in the industry, which in turn accelerates the product development process to create innovative products and services that cater to what the consumers want.
Big data from over 10 billion real-life try-ons globally every year and our machine learning capabilities enable us to continuously refine our platform to provide highly accurate and realistic AR makeover experiences and personalized recommendations. Our unique tech capabilities and extensive collection of training data sets help us solidify our product leadership in the beauty AR- and AI-SaaS industry.
As of December 31, 2021, our team of 123 technology staff are dedicated to the constant improvement on our platform, development of new features, as well as creation of new apps. 45.4% of our employees are part of the technology team. With the R&D center placed in Taiwan, we have a great competitive advantage thanks to the easy access to cost-effective, highly motivated, top tech talent. Our team has designed our patented and patent-pending technologies such as AgileFace® and AgileHand® AR, foundation shade matching, AI-powered wrist mapping, physically based rendering (PBR), and application of makeup effects to source images, photo albums and product promotions.
Seasoned Management Team with Proven Track Record
We are led by a seasoned yet innovative executive team, with an average of over 20 years of experience in the technology industry. The team’s passion, dedication and entrepreneurial spirits have been critical to our successful track record. Under the leadership of our Chief Executive Officer, Alice H. Chang, our management team has been remarkably stable, with 90% of the senior management team being with Perfect since its inception. With a balance of beauty domain experience and technology expertise, as well as innovative, entrepreneurial minds, we are able to build a digital platform that may transform the world.
Our Strategies
We believe the key strategies below will fuel our continued growth:
Deepen Penetration with Top 20 Beauty Groups
We have deep-rooted relationships with top beauty groups, as we currently cover 19 of the top 20 beauty groups, and 123 of their respective sister brands. AR- and AI-adoption amongst beauty groups is still at an early stage, and we believe there are opportunities to increase our market penetration. One of the drivers would be the increasing importance of online channels. According to Frost & Sullivan, from 2018 to

2020, the average online revenue contribution of top 20 beauty companies increased 2.4 times from 6.7% to 16.2%. Also, as brands become more familiar with the value of our products and services, we expect to be able to increase our coverage among them by cross-selling to sister brands in each of the beauty groups, upselling more modules and functions to brands, expanding to more SKUs, and upscaling to more countries within a brand to strike more global deals. We believe we are well positioned to capture the significant opportunities ahead to expand our reach within these beauty groups.
Expand Reach in Indie Beauty Brands
Our vision is to transform the world with digital tech innovations—through not only the beauty giants, but also indie brands. We see significant growth opportunities, as over 99.8% of indie beauty brands remain white space. Our self-service platform allows for easy plug-and-play and can help smaller indie brands and beauty merchants easily personalize and customize their platforms to better serve their consumers.
We continue to improve our platform so that it can easily integrate with other systems. Currently, we leverage platforms such as Shopify and Taobao to connect smaller indie brands, offer AR- and AI-toolkits that are easy to deploy, help reduce operational costs, and significantly shorten go-to-market times. We intend to continue to explore other channels in addition to working with Shopify to offer a seamless and easy solution for indie brands to enhance their consumer experience, capturing the huge potential for growth in the beauty long-tail market.
Target New Growth Beyond Beauty
Leveraging our deep industry and technology know-how and a wide existing customer network that we have built in the beauty AR- and AI-space, our next step is to expand into synergistic categories and further expand our product portfolio.
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Fashion is an area we are currently making headway in. The areas we plan to focus on in the near term include eyewear, nail design, watches, accessories, and jewelry. We have already partnered with Gucci to launch virtual try-on of eyeglasses, and expect more fashion-related products to come.

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Clothing is also another category we are beginning to expand into, such as clothes, hats, scarves, and shoes. We are in discussion with different fashion retailers and aim to roll out our fashion services in late 2022.

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Verticals beyond fashion is another area for growth. We plan to expand the use cases available on our current platform to tap diversified markets. We are currently in the process of developing and refining our solutions for hair salons, dental and orthodontics services, plastic surgery, as well as live-streaming and video conferencing.

We intend to grow our product offerings to drive ubiquity and offer a full suite of products beyond beauty. We believe we are in a great position to drive this growth forward.
Pursue strategic investments, acquisition and partnership opportunities
We are dedicated to evaluating and selectively pursing strategic alliances, investments and acquisition opportunities across categories and geographies. We intend to consider potential opportunities throughout the beauty and fashion value chains that will enable Perfect to consolidate and extend market leadership, accelerate our expansion into new verticals and geographies, create synergies from our technology integration, and drive revenue growth and margin expansion.
The History and Development of the Company
We were incorporated as a Cayman Islands exempted company on February 13, 2015, as a spin-off from CyberLink. We primarily focused on the development of makeup virtual try-on solutions. From 2015 to 2017, we refined our technology based on market feedback and expanded our development into other beauty solutions, such as nail virtual try-on and skin diagnostics. Over the 2016 through 2017 period, we grew to a platform with over 300 million users of our mobile apps, which further provided feedback and guidance on consumer tastes and preferences. In 2017, we launched our SaaS business model to further monetize the technology and gain further support from large brands and retailers. With more beauty solutions such as hair color virtual try-on being developed, by the end of 2018, we were already able to provide a complete SaaS series of services. Our goal then moved to becoming a one-stop shop for AR- and AI-beauty and fashion solutions. Since early 2019, we introduced beauty tech AI and formed numerous partnerships with ecommerce and social media leaders, including Alphabet (Google and YouTube), Meta (Instagram), and Snap, as well as Asia tech platforms such as Alibaba (Taobao and Tmall). Such partnerships have been critical to our growth as an omni-channel service provider. In mid-2021, we expanded our path into the fashion tech area, which includes products such as virtual try-on for eyewear, jewelry, headwear, and watches. With innovation at the heart of our values, we seek to continue to expand our product portfolio and strengthen our leadership as provider of AR- and AI-powered solutions dedicated to the beauty and fashion industry.
From January 1, 2018 through June 30, 2021, we incurred capital expenditure of less than $100,000, primarily for purchasing certain servers in our ordinary course of business.
Our Products
We are a leading player in the beauty and fashion tech revolution, providing omni-channel integrated solutions that are ultra-personalized, interactive and engaging, from online to in-store via beauty mirrors. We deliver experiences that re-imagine the way shoppers, brands, retailers, and content creators discover, try, and shop for beauty and fashion products.
We started building our AR- and AI-SaaS solution in 2015. Our core AR- and AI-powered solutions deliver personalized beauty and fashion product recommendations. Our offering includes AR- and AI-virtual makeup try-on, foundation shade finder, AR- and AI-virtual try-on for accessories, including jewelry, headpieces, hats, and eyewear, AR- and AI-virtual try-on for hairstyles and personal diagnostic products, including skin analysis and face analyzer. We are also uniquely positioned to combine different solutions to create a comprehensive experience, dedicated to brands that sell many categories of beauty products. Our recently launched makeup tutorial tool, which enables brands’ makeup artists to create interactive and systematic AR- and AI-makeup instruction videos mapped-out on a consumer’s face, provides another innovative tool in helping brands engage with their consumers.
Our solutions are nested into a platform, which makes it easy for us to upsell and expand our offering to existing brands, providing a fast path to market. The number of brands within our coverage also increased in this period, from 178 brands as of December 31, 2018 to 444 as of December 31, 2021, at a CAGR of 35.6%. We also have a well-diversified portfolio and are not just reliant on top 20 beauty groups. Our highly scalable business model allows for flexibility to work with both small and medium-sized brands, as well as with the industry giants.
With the broad array of SaaS solutions we offer, we are mission critical for beauty brands to achieve a successful digital transformation, as no other company in the market provides such a comprehensive catalogue of services. Our platform is very difficult for competitors to replicate and creates a high barrier to entry. As a result, we have been able to secure multi-year, multi-country contracts with top beauty giants, as well as build a highly engaged consumer base for our platform. Our business model is driven by our ability to attract new brands, retain existing brands, and upsell to both new and existing brands. We enter into agreements with beauty brands pursuant to which these brands license our solutions and make periodic payment to us, through which we generate recurring revenue. We are invested in our brands’ success, as our business grows proportionally to the volume of the digital SKUs, regional scope, and type of devices and platforms used.
Value Proposition to Brands and Consumers
As consumers’ shopping behavior and expectations change, brands need to react and deliver solutions that enhance consumers’ shopping experience and meet their new expectations. We believe our broad array of AR- and AI-beauty tech solutions is able to help beauty and fashion brands build strong brand loyalty, increase consumer satisfaction, supercharge sales, and create ultra-personalized experiences that consumers will enjoy.

Due to lack of resources, the vast majority of beauty brands do not have the capability in house to undergo this kind of digital transformation on their own. Perfect is able to bridge the gap between the brands and consumers, providing a wide array of omni-channel solutions that are easily implemented and are able to go to market quickly.
We work with each brand to bring their shopping experience into the online space, deploying solutions such as virtual try-on, skin analysis, and AI face analysis, paired with ultra-personalized product recommendations. Our solutions can also be deployed in physical stores through beauty mirrors, enhancing the in-person shopping experience with the latest tech. This allows brands to create the new, seamless, and cohesive shopping experiences that modern shoppers have grown to expect. Currently, 100% of the top 20 beauty groups have incorporated the AR- and AI-technologies into their business model, while 19 of them are Perfect’s customers.
In addition to bringing value to brands and consumers, we believe we bring positive impact to the environment by reducing waste of beauty sampling and overconsumption. Our solutions also promote brands to rethink the way they source products and design packaging, and to reduce the harmful impact on environment. With our sustainable solutions and zero waste virtual try-on technology, we help beauty brands get closer to achieving their ESG goals, and prove to their consumers that they are worthy of such consumers’ trust.
Our Products and Services
We provide an AR- and AI-platform that provides true-to-life virtual try-ons across multiple platforms, including brand-owned channels such as brand’s official mobile apps, official websites, and in-store kiosks, as well as leading third-party platforms such as Alphabet (Google and YouTube), Meta (Instagram), Snap, Alibaba (Taobao and Tmall), WeChat, Douyin/TikTok and Shopify. Specifically, we provide the following services:
AR- and AI-Makeup
AR- and AI-makeup solution is our first SaaS tech solution for the beauty brands, launched in 2015. It has since then become one of the most popular solutions in our portfolio. We offer AR- and AI-makeup solutions to beauty brands around the world to help enhance consumer experience with virtual makeup try-on. Consumers can try on products in brands’ online and offline stores, through Perfect’s platform. Powered by our proprietary AgileFace® technology, our solution has ultra-accurate facial detection capability to conduct a full range skin tone analysis for instant and realistic results.
Our ultra-realistic effects help color match to real products and provide true-to-life effects to match brands’ product characteristics. It provides realistic makeup textures, including metallic, pearly, shine effects, and many more. Our solution covers a wide range of virtual makeup products, including, but not limited to, foundations, lipsticks, blushes, eyeliners, mascaras, and eyeshadows. In addition, we are able to combine multiple product try-ons to create instant makeovers of a complete look, allowing consumers to see the full effects of brands’ products instantly.
One of our flagship products under AR- and AI-makeup is the AI foundation shade finder and matcher. Finding the perfect foundation shade has always been a beauty problem facing consumers and brands alike due to the complexity of identifying the accurate skin tones of individual consumers. However, with Perfect’s AI foundation shade finder and matcher, consumers can find the perfect foundation shade in a matter of seconds.
This solution was developed from a deep learning database with over 10 million sample models across all skin tone groups. It is by far the most accurate skin tone and foundation shade matching product in the market. The AI deep learning algorithm detects the full spectrum of skin tones based on 89,969 shades with unlimited grades from light to dark and true undertones from warm to cool, providing excellent foundation matching and product recommendation. It also supports various types of foundation textures such as matte and glow, and the intensities can also be adjusted to closely mimic the real-life coverage levels for the ultimate consumer experience.

AI Skin Analysis
Launched in 2017, Perfect’s skin analysis leverages our cutting-edge technology to detect a full suite of skin concerns. We developed this skincare solution alongside dermatologists based on clinical data. It can instantaneously detect skin conditions, including moisture level, oiliness level, acne, discoloration, dark spots, dryness, uneven skin, redness, wrinkle, texture, dark circle, eye bag, etc., regardless of your skin type and ethnicity.
Perfect’s skin analysis was developed using over 70,000 medical grade images to build AI deep learning algorithms and is verified by skincare experts. It analyzes three images of a person’s face—front, left, and right profiles, which ensures full face area coverage. In addition to detecting skin concerns, our AI engine can also generate visual simulation that tracks gradual improvements directly on a consumer’s face. It can also give recommendations to consumers that can be tailored to brands’ products and clinical tests. Our skincare solution is proven to be highly accurate against dermatological tests. It has been adopted by some of the largest global skincare brands such as Neutrogena and Clinique.
AR- and AI-Hair
Perfect’s AR- and AI-Hair technology was launched in 2016, and allows consumers to try on various hair dye products in real time, giving consumers the ultimate virtual salon experience. Our solution can apply a single hair color, ombre hair color, that simulates two-color combinations, pigment hair color with holographic hair color effects, and hair highlights. The solution is currently used by major hair brands such as Aveda and Kao. Since October 2021, Kao has discontinued all in-store hair bundle color samples in Japan in favor of its hair color simulation tool, powered by our AR- and AI-Hair technology. We are also working to expand AR- and AI-Hair penetration into hair salons.

AR- and AI-Accessories and Glasses
We first launched our AR- and AI-accessories technology for accessories and eyewear in 2015 and 2018, respectively, and have been continuing to add to our suite of products within this category since then. Our AR- and AI-accessories technology provides AR effects for eyewear, jewelry, headbands, hats and other accessories virtual try-ons. For eyewear, our 3D mapping technology allows brands to effortlessly create accurate virtual glasses using three still images, and using our auto pupillary distance detection, we can create very precise frame sizes for all. For earrings, our proprietary AR earring 3D model supports high-resolution textures, material reflections, and simulated motion physics with rigid body dynamics. For AR watches, bracelets and rings, our proprietary AgileHand® technology utilizes physically based rendering 3D hand models to map a full range of gestures, providing a 3D try-on experience with high-resolution textures and reflections that deliver true-to-life virtual effects for watches.
AR- and AI-Nails
In 2021, we launched virtual try-ons for nails, a customizable solution that allows try-ons for different polish shades (single and multi-color), as well as a wide array of nail polish textures (e.g., cream, jelly, sheer, matte, etc.), through our proprietary AgileHand® technology. Nail art brands can deploy the solution both online and in-store, allowing consumers to test out latest colors and styles seamlessly, elevating the shopping experience for nail polish products.

AR- and AI-Men’s Grooming
In 2021, we launched our first men’s grooming products, virtual try-on beard dyes and beard styles. Product offering includes beard dye virtual try-ons, beard removal simulation, as well as beard style simulation (e.g., trimmed beard, stubble beard, full beard, circle beard, mustache, goatee, etc.). We understand that more and more men are considering experimenting with their grooming habits. To cater to those needs, facial hair care companies are jumping on board and providing a broad array of care and styling products, including dying agents and growth serums. Our AI beard technology is dedicated to helping men virtually experience grooming products with ease and ride the wave of fashionable facial hair color, styles, and designs.
Complementing our AR- and AI-makeup, skin analysis, hair, accessories, eyewear, nail and men’s grooming technologies, we launched various powerful features for brands to fully engage with their consumers in the past few years, including AI face analyzer and product recommendation, beauty advisor 1-on-1, live AR for corporate training, AR live casting for web and app, in-store barcode try-on, etc.
AI Product Recommendation and Face Analyzer
In 2018 and 2020, we launched our AI product recommendation and AI face analyzer tools, respectively, as we started to improve our products based on the large amount of consumer insights we gain from all the different try-ons. Our AI product recommendation provides highly accurate personalized product matching using AI-powered virtual try-on technology. The AI algorithm can use a still photo of the consumer to generate virtual makeup filters with integrated product information for consumers to try on, instantly bringing makeup looks from printed photos to life, allowing brands to create and recommend full looks to consumers.
Beauty Advisor 1-on-1
The beauty advisor 1-on-1 service allows online consumers to have on-demand video calls with real beauty consultants. The service provides a private interactive online environment between the consumer and the beauty consultant for a 1-on-1 virtual beauty consultation session. Consumers can get instant answers to all their beauty and makeup queries, while beauty advisors can promote brands products in real time.

Live AR for Corporate Training
We provide the world’s only AR makeup training platform built for conducting online courses for beauty advisors. Brands such as Estée Lauder host their trainings with staff through our platform. Brand trainers can set up brands’ looks and products on the platform and virtually try on during the live training, providing an engaging and interactive live training session where students can also test out the products and looks from anywhere in the world.
AR Live Casting for Web and App
AR-powered beauty live casting uses virtual makeup try-ons to engage consumers in a real-time interactive experience directly on a brand’s website. Viewers can virtually try on any products mentioned, ask questions and get immediate responses and feedback on products during the livestreams. In addition, the AR service also features e-commerce capabilities, allowing viewers to instantly purchase the products featured during the broadcast. Brands can also easily integrate the interactive livestream content directly on their websites to enhance consumer engagement and website experience.
In-Store Barcode Try-on
With in-store barcode try-on, consumers can scan a barcode on selected products and directly try on the product using their phones. This tool allows brands and retailers to offer a digital way for consumers to virtually try on beauty products without using any physical samples, bringing a more economic and environmental-friendly solution to consumers’ shoppertainment experience.
Product Pipeline
Broadening our virtual try-on applications
In addition to the current beauty tech solutions, we are launching new virtual try-on applications for advance lashes, teeth whitening and nail polish. We have also recently launched an advanced makeup tutorial tool, which enables brands’ makeup artists to create interactive AR makeup instruction videos that are mapped-out on a consumer’s face, providing brands with another innovative tool to engage with their consumers.
We are also in the process of expanding into the fashion tech area, which includes products such as virtual try-on for eyewear, jewelry, headwear, and watches.
Perfect is uniquely positioned to combine any of the above solutions to create a comprehensive online experience, dedicated to brands that offer many categories of beauty and fashion items. We continue to innovate and expand our product portfolio through consumer feedback and data gathered from our platform. With the rapid advancements into fashion tech, we plan to replicate our success from the beauty market and dominate the fashion vertical as well. We strive to not just be a beauty tech company, but also a fashion tech company.
Metaverse
We are also positioning ourselves to support and embrace the development of the metaverse. Our leadership in AR- and AI-technologies uniquely enables us to bridge the physical and virtual worlds through beauty and fashion. We are developing and have showcased an early version of our envisioned Virtual Commerce (“V-Commerce”) in the metaverse through a 3D virtual booth for consumers to interact, shop and virtually try on a wide array of makeup, skincare, hair and fashion accessories.
Non-fungible tokens (“NFTs”)
Our AR- and AI-technologies can provide additional value for digital assets and related NFTs through enabling virtual try-ons to create a new medium in which digital assets can be experienced and enjoyed. We have been working to create an end-to-end solution for the transformation of physical goods into digital SKUs and related NFTs. In March 2022, we successfully launched the first-ever virtual try-on NFT collections, where consumers can try assets across multiple beauty and fashion categories, including makeup looks, watches, jewelry, glasses and nail art. We believe brands can leverage this to enter the NFT space and enhance their consumer experience with AR virtual try-on technology.
Mobile Apps
Leveraging the same AR- and AI-technology that we offer to beauty brands, we also operate a few mobile apps under the “YouCam” brand. The two flagship mobile apps, YouCam Makeup and YouCam Perfect, offer users virtual try-on and beauty camera/portrait retouching features.

With nearly one billion downloads globally as of December 31, 2021, the YouCam platform, with a suite of six freemium apps, including YouCam Makeup and YouCam Perfect, is recognized for its hyper-realistic AR- and AI-try-on experiences, dermatologist-verified skin diagnostics, and a wide range of tools for enhancing selfie pictures and videos. Our daily users are comprised of beauty lovers and photo-editing enthusiasts from all around the world.
#1 Makeover App	Selfie & Photo- Editing App	#1 Makeup Video App	Nail Design App	AR Face Filters & Effects App	Short Video Editing App
Our two most popular apps, YouCam Makeup and YouCam Perfect, had approximately 24.5 million average MAUs in 2021. We intend to use our portfolio of mobile apps to supplement and support the further development of our relationship with the beauty brands and retailers as a test bed for new product innovations before offering solutions to brands.
The YouCam platform is a suite of six freemium apps, including:
YouCam Makeup:   an award-winning virtual beauty app that offers a full suite of virtual makeover tools, including real-time AR makeup application, selfie retouch, hair color and style retouch, skin diagnostics, and live selfie backgrounds.
YouCam Perfect:   a leading photo-editing and beauty camera app. YouCam Perfect offers users a wide selection of photo-editing features, face retouch tools, filters, frames, animated effects, templates, stickers, and more. With a 4.8 rating on App Store and 4.4 rating on Google Play, YouCam Perfect is one of the most popular photo-editing apps on the market.
YouCam Video:   a top-tier selfie video editor that lets users apply makeup and hair colors, retouch videos, personalize and glow up their videos with beauty filters for TikTok, YouTube, Instagram, Snapchat, Tumblr, and more in just a few taps.
YouCam Nails:   a unique app that brings users one step closer to the perfect manicure. With YouCam Nails, users can create hundreds of unique designs by applying polish, drawing patterns, and adding cute nail decals.
YouCam Cut:   a video editing app that allows users to be creative with their video stories. Video editing novices and aficionados alike can edit clips quickly and easily with a wide range of effects, transitions, overlays, and more. With YouCam Cut, users can adjust the mood and color of their footage with filters, as well as create slow-motion and time-lapse effects and add background music.
YouCam Fun:   a fun, entertaining app that lets users snap and share live video recordings or selfies with friends instantly. Our accurate face detection technology allows users to play around with beauty filters, fun scenes, frames, animal masks, and more, in real time.
Our Partners and Customers
We serve brand owners as well as individual consumers. With nearly one billion downloads and approximately 25.1 million average MAUs of our YouCam apps globally as of and for the year ended

December 31, 2021, we have a wide consumer basis. In addition, we also formed strategic partnerships with world-class tech giants, and provide solutions to multiple notable beauty or fashion accessory brand owners.
Strategic Partnerships
We formed strategic partnerships with world-class tech giants, including Alphabet (Google and YouTube), Meta (Instagram), and Snap, as well as Asia tech platforms such as Alibaba (Taobao and Tmall), to provide us with a wide reach to promote our virtual try-on solutions.
Alibaba:   Since 2019, Perfect has natively integrated our makeup AR solutions into Alibaba’s Tmall and Taobao platforms (the largest e-commerce sites in China). Brands that already use Perfect’s platform are able to utilize the same set of SKUs that are already configured for other channels, and directly “switch on” a similar try-on experience in the brand’s official stores in Tmall and Taobao.
Alphabet:   Similarly, Perfect’s partnership with Alphabet (Google and YouTube) since 2020 allows brands to fully leverage the pre-configured SKU assortment and provide consumers with virtual try-on experience on YouTube (via brands interactive AR advertisements, under brands product videos and interactive AR advertisements) and in Google Search (when a particular brand or product is searched).
Snap:   We launched the first phase of our partnership with Snap in late 2020, and plan to extend the virtual try-on functions to over 40 brands as we head into our full launch.
Meta (Instagram):   Instagram partnered with us to launch the AR try-on to select merchants on Instagram in 2019 for consumers to virtually apply beauty products. As demand for AR try-on increased over the last two years, Meta (Instagram) is working to improve and expand this service for merchants.
In all of these partnerships, Perfect is one of the few third parties that are allowed to integrate their code directly into that of the large tech platforms, which makes the consumer experience via Perfect’s AR- and AI-engine much more seamless. Perfect’s omni-channel, cross-platform coverage significantly increases the stickiness of its products with consumers. We believe beauty brands naturally prefer a neutral platform such as Perfect which has deployment capabilities across all sales channels and social networks, as it provides brands with the peace of mind that the same set of SKUs only needs to be configured once and can then be flexibly deployed across sales channels for consistent consumer experience.

Brand Success Stories
We have successfully helped our brand customers to achieve sales increase, increased basket size, as well as other visible improvement in terms of ROI. Set forth below is an overview of the challenges certain brands encountered and the solutions we have successfully offered.
Brand	Challenges	Solutions
Brand A	• Provide consumers with new ways to experience products which reflects Brand A’s legacy of creating innovative, sophisticated, and high-performance beauty products	• Lip Virtual Try-on: enabled lipstick virtual try-on • Real-time skin-tone detection leveraging knowledge base of 89,969 skin tones to help consumers find their preferred foundation shade
Brand B	• From an AR technical standpoint, brows are difficult to implement due to degree of precision required	• Utilize our advanced facial-point detection to precisely and accurately deliver subtle complexities through brow start, arch, and tail
Brand C	• Engage consumers through best-in-class AR to provide virtual try-on experiences	• Deploy AR platform as integral part of Brand C’s website and mobile app to enhance discovery experience for online consumers
Brand D	• Focus on inclusivity to deploy AR- and AI-technologies suitable for all skin tones and face shapes across age, ethnicity and gender	• Enable omni-channel digital transformation by offering best-in-class virtual try-on technology to ensure precise shade accuracy and promote inclusivity
Brand E	• Enable users to perform skin diagnostics, receive product recommendations and track skincare journey	• Create bespoke skin diagnostics tool to provide users with real-time skincare analysis through utilizing AR- and AI- technologies to scan users’ face to provide instantaneous and detailed analysis
Research and Development
The success of our broad range of AR- and AI-powered solutions is reliant on technology. We invested significant time, resources and expense into R&D. Innovation is part of our core values, and we are continuously pushing the frontiers of technology to develop AR- and AI-technology and provide new beauty and fashion solutions. As of December 31, 2021, we had 17 SaaS technology solutions and six mobile apps. We have 151 AR- and AI-specialists who drive the development of our technology.
Perfect’s technology highlights include:
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Using 200-point real-time landmarks to map to consumers’ facial features;

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Generating 3,900 real-time facial 3D live meshes backed by visual computing;

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Supporting over 10 different makeup textures (e.g., matte and metallic);

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Recognizing nearly 90,000 skin tones;

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Employing over 10 million data sets to train AI deep learning algorithms for the best performance across all ethnicities and skin tones; and

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Protecting our intellectual property with 46 patents and patent applications as of March 15, 2022.

Our flagship technologies are:
Our highly accurate facial AR rendering power
Our AgileFace® face technology projects 3,900 3D mesh in real time, which is the most detailed among beauty apps to allow high-performance, high-precision and high-definition facial live AR effects. We are able to perform facial makeup effects to the highest level of precision, which leads to a fully inclusive virtual try-on experience, encompassing facial attributes across all ethnicities and ages. Perfect has so far accumulated experience in simulating all makeup product categories (lip, eye, face, and hair) covering all ethnic groups. Our track record and domain expertise are unparalleled by any competitors.
Our true-to-life AR technology
Our patented AR technology uses 3D renderings, skin tone analysis, texture matching, and light balancing to ensure realistic makeup effects that move with the muscles of the consumer’s face regardless of the angle or expression, creating more accurate and realistic trials that match the experience of real products.
Our artificial intelligence and machine learning capabilities
We have powerful AI technology that taps into deep and machine learning algorithms built on data from over 10 billion real-life try-ons every year around the world. We are able to leverage this data to provide highly accurate and realistic AR makeover experiences, as well as personalized recommendations.
Our massive and rich database enabling development of unique business intelligence
We are able to collect data through all the different touch points of a brand, which gives us information on popular trends, a holistic view of the market, including supply and demand, as well as insight into consumers’ shopping experiences. We process 500 GB of data records per day on consumer preferences and use this data to continuously refine our technology and build out new features.
Intellectual Property
Intellectual property is fundamental to Perfect. With some of the most advanced beauty tech solutions on the market, we make every effort to protect our intellectual property. We rely on a combination of patent, trademark, copyright, unfair competition, and trade secret laws, as well as confidentiality procedures and contractual restrictions to establish, maintain and protect our proprietary rights.
As of March 15, 2022, we filed 46 patent applications, with 21 patents registered and 25 applications pending. As an SaaS company, we license our solutions to brands and retailers without transferring any intellectual property. We intend to continue to regularly assess opportunities for seeking patent protection for our technology, which we believe provides a meaningful competitive advantage.

Regulation
Data Privacy
Privacy and data protection laws play a significant role in our business, which restrict our storage, use, processing, disclosure, transfer and protection of non-public personal information provided to us by our consumers. Laws, regulations and industry standards related to the collection of consumer’s data are constantly evolving in various jurisdictions in which we conduct business or where we may expand, including, without limitation, the following:
United States
In the United States, various federal and state regulators, including governmental agencies such as the FTC, have adopted, or are considering adopting, laws and regulations concerning privacy and data protection. Certain state laws may be more stringent or broader in scope, or offer greater individual rights, with respect to personal information than federal laws, and such laws may differ from one another. For example, the California Consumer Privacy Act of 2018, which went into effect January 1, 2020, defines “personal information” broadly enough to include online identifiers provided by individuals’ devices, and imposes more stringent obligations on companies regarding the level of information and control they provide to users about the collection and sharing of their data.
Taiwan
The collection, processing, and use of personal data in Taiwan is primarily subject to the Personal Data Protection Act (the “PDPA”) and the Enforcement Rules of the Personal Data Protection Act as well as other applicable rules or regulations issued by the relevant competent authorities, in particular the sectoral rules on the security maintenance plans stipulated by the regulator of different industries. Since July 2018, the National Development Council took over the power and function of the Ministry of Justice, and has become the authority that is in charge of interpreting the PDPA and the internal coordination among different government authorities with regard to the relevant matters. The enforcement of the PDPA is administered by the central, local, municipal, and county governmental authorities that regulate and supervise the business operations of non-government agencies for each industry.
European Union and the United Kingdom
The General Data Protection Regulation (the “GDPR”), together with national legislation, regulations and guidelines, governs the processing of personal data and imposes strict obligations and restrictions on the ability to collect, use, retain, protect, disclose, transfer and otherwise process personal data in the European Union and the United Kingdom. In particular, the GDPR includes obligations and restrictions concerning the consent and rights of individuals to whom the personal data relates, the transfer of personal data out of the European Economic Area or the United Kingdom, security breach notifications, and the security and confidentiality of personal data. In addition, some countries are considering or have passed legislation implementing data protection requirements or requiring local storage and processing of data or similar requirements.
China
Chinese governmental authorities, in particular the Cybersecurity Administration of China, are putting great focus on data protection enforcement. The Cybersecurity Law of the People’s Republic of China (the “CSL”) forms the backbone of cybersecurity and data privacy protection legislation in the PRC. The Data Security Law of the People’s Republic of China (the “DSL”) is the fundamental law in the data security area that widely covers data security mechanisms, obligations, and liabilities at both state administration and data handler levels. The Personal Information Protection Law of the People’s Republic of China (the “PIPL”) represents a new era of personal information protection as well as corporate compliance in the PRC. The DSL, the PIPL and the CSL constitute the three fundamental pillars of Chinese data protection legislation, and together with various systematic supplemental regulations, measures, and standards, form the cybersecurity and data protection legislative framework in China.

Perfect’s Effort of Privacy Protection
We are committed to protecting personal data. For mobile apps, we have already formulated the privacy policy for using our platform through our mobile apps. In countries where specific end-user data privacy law requires, we provide consumers with notice about our collection and use of data, and ask consumers for their consent to the use of data via tick-box with respect to each purpose separately. For solutions offered to beauty brands and retailers, we do not receive personal information of the end-consumers in most of the cases. Still, we cooperate with brands and retailers to comply with relevant laws and protect data privacy, including assessing the effectiveness of privacy protection of brands and retailers before entering into contracts with them, allocating the privacy protection responsibilities through contractual arrangement, and continuously improving our internal data protection mechanism. We deliver company-wide privacy training regularly, and review and adjust our privacy policies in accordance with the changes of laws and regulations.
Exchange Controls in Taiwan
Payments by our Taiwan subsidiaries and branches to us involving the currency conversion from New Taiwan Dollar to US Dollar are subject to exchange controls imposed by Taiwan authority. Pursuant to Taiwan Foreign Exchange Control Act, foreign exchange transactions of a value of NTD 500,000 or more shall be declared to the Central Bank of Taiwan. Further, for a remittance by a company as follows, relevant testimonials shall be submitted and such remittance shall be subject to the approval of the Central Bank of Taiwan: (i) a single remittance of an amount over USD 1 million; or (ii) annual accumulated settlement amount of foreign exchange purchased or sold has exceeded USD 50 million. Taiwan government may impose further foreign exchange restrictions in certain emergency situations, where Taiwan government experiences extreme difficulty in stabilizing the balance of payments or where there are substantial disturbances in the financial and capital markets in Taiwan.
Sales and Marketing
Our fast-expanding team of sales representatives spans across 12 cities on four continents and has led us to closing deals with over 400 cosmetic brands to date and servicing 95% of the world’s top 20 beauty groups. By employing the SaaS model, our revenue grows proportionally to the volume of the digital SKUs, regional scope, and type of devices and platforms used by our customers. We focus on cultivating synergistic, long-term relationships, helping our partners drive sales, generate engagement, and strengthen their brands.
We employ a wide range of marketing activities to engage with existing and potential business and consumer partners. These include regular press releases, social media campaigns across all major channels, including Facebook, Instagram, Twitter, YouTube, TikTok, and LinkedIn, targeted email marketing, online and offline advertising, and industry events participation.
Seasonality
We are subject to seasonal fluctuations in spending by brands. Historically, the fourth quarter has typically been the quarter with the largest bookings of our solutions from brands and retailers to coincide with the year-end holiday shopping season, which affects our business, revenue, and operating results. We expect this seasonality trend to continue.
Competition
We have solidified our position as the world’s leading global beauty tech solutions provider, and currently we do not have significant direct competition in the SaaS solution space. We are the only AR- and AI-tech company of its kind, providing comprehensive omni-channel solutions to brands and retailers across multiple industries, including makeup, skincare, eyewear, fashion accessories, and men’s grooming. The Company’s competitive advantage and leadership position are further supported by highly positive testimonials from brand partners, as well as a multitude of industry awards.

Modiface Inc., Revieve, Wanna, Holition, and GlamST can be considered our closest competitors, although they are limited with regards to their product offerings. We believe we compete favorably based on the following competitive factors:
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Technology accuracy and platform scalability

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Omni-channel presence

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Product offerings

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Ease of use and reliability

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Research and development talent

With regards to mobile apps that we offer, we directly compete with several market players, including Facetune2, Meitu, Picsart, Camera 360, and B612. These competing mobile apps focus on photo-editing, beautifying, and retouching features, similarly to our YouCam Makeup, YouCam Perfect, and YouCam Video apps.
Organizational Structure
As of December 31, 2021, we owned 100% equity interest in the following companies directly:
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Perfect Corp. (Shanghai), a company incorporated in the PRC

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Perfect Corp., a company incorporated in Japan

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Perfect Mobile Corp., a company incorporated in Taiwan

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Perfect Mobile Corp., a company incorporated in the British Virgin Islands

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Perfect Corp., a company incorporated in the State of California, the United States

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Beauty Corp., a company incorporated in the Cayman Islands

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Fashion Corp., a company incorporated in the Cayman Islands

Employees and Human Capital
Our global team is spread across four continents. As of December 31, 2021, we have 271 employees globally, including 123 R&D staff. Our development center is located in Taiwan, which gives us easy access to a world-class, cost-effective pool of engineering talent, adding to our strong competitive advantage.
The following table sets forth the number of our employees categorized by function as of December 31, 2021.
	Number of Employees	Percentage
Sales and Marketing	127	46.8
Research and Development	123	45.4
General and Administrative	21	7.8
Total	271	100.0
We have a strong depth of knowledge amongst our technology team. Our team has obtained their education at the top universities from around the world. The vast majority (90%) of our R&D team hold a master’s degree, and 4% hold a PhD. More than one third of the team have amassed over 10 years of industry experience, with another 25% being in the business for five to ten years. We are also dedicated to nurturing young talent, with 35% of our team hired fresh out of university. These talents bring energy, excitement and out-of-the-box ideas that help us keep innovating and stay on top of industry trends.
We respect everyone equally and hire employees based on talent only. Our diverse global team is composed of talented individuals of various ethnic groups and LGBTQ+ identities, of which 54% are men and 46% are women, with 47% of our managers and executives identifying as female, including the Chief Executive Officer.

We have a dedicated, seasoned, and stable higher management team that has worked together for over a decade to grow the Company since the very early stages. Our management team is composed of top industry experts and visionaries, all with over two decades of industry experience. We are a team that is able to be extremely agile and adapt to the dynamically changing market, given our flat hierarchy structure. This also allows us to quickly make decisions, pivot if needed, and accurately execute strategies.
Facilities
Our corporate headquarters, as well as our core R&D team, is in New Taipei City, Taiwan. We maintain offices in Taiwan, Japan, the United States and China to serve our geographically diverse customer base.
We lease all of our facilities. For additional information about the lease, see the section entitled “Certain Relationships and Related Party Transactions—Certain Relationship and Related Party Transactions—Perfect—Rental Agreements.” We do not own any real property. We believe our current facilities are adequate to meet our immediate needs.
Legal Proceedings
From time to time we are party to legal proceedings incidental to the conduct of our business. We are not presently party to any legal proceedings the resolution of which we believe would have a material adverse effect on our consolidated business prospects, financial condition, liquidity, results of operation, cash flows or capital levels.
Corporate Information
The mailing address of our principal executive office is 14F, No. 98 Minquan Road, Xindian District, New Taipei City 231, Taiwan, and its telephone number is +886-2-8667-1265. Our website address is www.perfectcorp.com. The information on our website is not a part of this proxy statement/prospectus.
The SEC maintains a website at www.sec.gov which contains in electronic form each of the reports and other information that we have filed electronically with the SEC.

SUMMARY HISTORICAL FINANCIAL INFORMATION OF PERFECT
Unless the context otherwise requires, all references in this section to “Perfect,” the “Company,” “we,” “us,” or “our” refer to Perfect Corp. and its consolidated subsidiaries prior to the consummation of the Business Combination.
The following tables present our summary consolidated financial data. We prepare our consolidated financial statements in accordance with IFRS. The summary historical consolidated statement of operations for the years ended December 31, 2018, 2019 and 2020 and the summary consolidated balance sheet information as of December 31, 2019 and 2020 have been derived from our audited consolidated financial statements, which are included elsewhere in this proxy statement/prospectus. The summary historical consolidated statement of operations for the six months ended June 30, 2020 and 2021 and the summary consolidated balance sheet information as of June 30, 2021 have been derived from our unaudited consolidated financial statements, which are included elsewhere in this proxy statement/prospectus. Our unaudited consolidated financial statements were prepared on a basis consistent with our audited consolidated financial statements and include, in our opinion, all adjustments, consisting only of normal recurring adjustments, that we consider necessary for the fair statement of the financial information set forth in those statements. Our historical results for any prior period are not necessarily indicative of results expected in any future period, and the results for the six months ended June 30, 2021 or any other interim period are not necessarily indicative of results to be expected for the full year ending December 31, 2021 or any other period.
The financial data set forth below should be read in conjunction with, and is qualified by reference to, “Perfect’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto included elsewhere in this proxy statement/prospectus.
($ in thousands, except per share amounts)	For the Years Ended December 31			For the Six Months Ended June 30
	2018	2019	2020	2020	2021
Revenue	11,560	22,930	29,873	14,503	17,288
Cost of Sales and Services	(752)	(1,596)	(3,962)	(1,350)	(2,594)
Gross profit	10,808	21,334	25,911	13,153	14,694
Operating expenses:
Sales and marketing expenses	(12,576)	(13,555)	(18,107)	(8,214)	(10,761)
General and administrative expenses	(1,345)	(3,045)	(3,078)	(897)	(1,133)
Research and development expenses	(5,918)	(6,143)	(7,567)	(3,602)	(4,184)
Total operating expenses	(19,839)	(22,743)	(28,752)	(12,713)	(16,078)
Operating profit (loss)	(9,031)	(1,409)	(2,841)	440	(1,384)
Non-operating income and expenses:
Interest income	34	158	243	177	65
Other income	370	691	191	170	9
Other gains and (losses)	(38)	(1,173)	(2,792)	(1,347)	(1,695)
Finance costs	(3)	(5)	(9)	(5)	(3)
Total non-operating income and expenses	363	(329)	(2,367)	(1,005)	(1,624)
Loss before income tax	(8,668)	(1,738)	(5,208)	(565)	(3,008)
Income tax expense	(27)	(247)	(385)	(192)	(137)
Net loss for the year / period	(8,695)	(1,985)	(5,593)	(757)	(3,145)
Loss per share
Basic loss per share	(0.03)	(0.01)	(0.02)	(0.002)	(0.011)
Diluted loss per share	(0.03)	(0.01)	(0.02)	(0.002)	(0.011)

($ in thousands)	As of December 31		As of
	2019	2020	June 30, 2021
Total Assets	44,464	86,236	87,713
Total Liabilities	65,659	121,979	126,408
Total Equity	(21,195)	(35,743)	(38,695)
Total Liabilities and Equity	44,464	86,236	87,713

PERFECT’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following discussion and analysis provides information which Perfect’s management believes is relevant to an assessment and understanding of Perfect’s results of operations and financial condition. This discussion and analysis should be read together with “Summary Historical Financial Information of Perfect” and the audited and unaudited historical consolidated financial statements and related notes that are included elsewhere in this proxy statement/prospectus. This discussion and analysis should also be read together with Perfect’s pro forma consolidated financial information in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information”. In addition to historical financial information, this discussion and analysis contains forward-looking statements based upon current expectations that involve risks, uncertainties and assumptions. For more information about forward-looking statements, see the section entitled “Cautionary Note Regarding Forward-Looking Statements”. Actual results and timing of selected events may differ materially from those anticipated in these forward-looking statements as a result of various factors, including those set forth under “Risk Factors” or elsewhere in this proxy statement/prospectus.
Perfect’s consolidated financial statements have been prepared in accordance with IFRS, and the unaudited condensed consolidated interim financial statements have been prepared in accordance with “IAS 34: Interim Financial Reporting” as issued by the International Accounting Standards Board. All amounts are in U.S. dollars except as otherwise indicated. For more information about the basis of presentation of Perfect’s consolidated financial statements, see the section entitled “Basis of Presentation”.
Certain figures, including interest rates and other percentages included in this section, have been rounded for ease of presentation. Percentage figures included in this section have not in all cases been calculated on the basis of such rounded figures but on the basis of such amounts prior to rounding. For this reason, percentage amounts in this section may vary slightly from those obtained by performing the same calculations using the figures in Perfect’s consolidated financial statements or in the associated text. Certain other amounts that appear in this section may similarly not sum due to rounding.
Unless the context otherwise requires all references in this section to “Perfect,” the “Company,” “we,” “us” and “our” refer to Perfect Corp. and its consolidated subsidiaries.
Company Overview
Perfect is the number one beauty tech AR- and AI-player on the market by the number of brand groups served, according to Frost & Sullivan, serving 95% (19 out of 20) of top 20 global beauty groups based on reported revenue in the calendar year 2020. Our platform transforms how brands and consumers interact and create opportunities to connect that were not possible before. With our cutting-edge, hyper-realistic virtual try-on solutions, we are transforming the traditional online and in-store shopping journey by creating instant, seamless and engaging omni-channel shopping experiences.
As of December 31, 2021, our total customer base includes over 400 brands, including global industry leaders such as Estée Lauder Group, LVMH, COTY and Shiseido, with over 370,000 digital SKUs for makeup, haircare, skincare, eyewear, and jewelry products, and over 10 billion virtual product try-ons annually. We have strong customer retention and loyalty, especially among top 100 brands, with an average of 147% NDRR for the four years from 2018 to 2021, and 95% average retention rate among top 100 brands (based on contract revenue from 2016 to 2021) for the same period.
We also offer to consumers six mobile apps under the “YouCam” brand. These apps supplement and support innovation development of our core SaaS business.
We have achieved significant scale and growth since our inception in 2015. Our momentum of acquiring new brands continue to be strong, growing from 178 brands as of December 31, 2018 to 444 as of December 31, 2021, at a CAGR of 35.6%. Our revenue increased from $11.6 million in 2018 to $29.9 million in 2020, and from 14.5 million for the six months ended June 30, 2020 to 17.3 million for the six months ended June 30, 2021. Our net loss decreased from $8.7 million in 2018 to $5.6 million in 2020, and increased from $0.8 million for the six months ended June 30, 2020 to $3.1 million for the six months ended June 30, 2021.

Business Combination and Public Company Costs
On March 3, 2022, Perfect, Merger Sub 1 and Merger Sub 2 entered into the Business Combination Agreement with Provident pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein, (i) Merger Sub 1 will merge with and into Provident, with Provident surviving the First Merger as a wholly owned subsidiary of Perfect, and (ii) Provident will merge with and into Merger Sub 2, with Merger Sub 2 surviving the Second Merger as a wholly owned subsidiary of Perfect.
The Business Combination is anticipated to be accounted for as a capital transaction of Perfect equivalent to the issuance of shares by Perfect in exchange for the net monetary assets of Provident. The Business Combination does not constitute a business combination as defined in IFRS 3, Business Combinations, as Provident is a non-operating entity and does not meet the definition of a business under IFRS 3.
The Business Combination will be accounted for within the scope of IFRS 2—Share-based Payments. As a result, any excess of fair value of Perfect Ordinary Shares issued over the fair value of Provident’s identifiable net assets acquired represents compensation for the service in respect of a stock exchange listing for Perfect Securities and is expensed upon consummation.
With respect to Perfect Warrants to be issued in connection with the Business Combination, they will be accounted for as liabilities in accordance with IAS 32 following consummation of the Business Combination and, accordingly, would be subject to ongoing mark-to-market adjustments through the statement of operations.
Apart from the above-mentioned, the most significant change in the successor’s future reported financial position and results are expected to be an increase in cash (as compared to Perfect’s consolidated statement of financial position as of June 30, 2021) of up to $306 million assuming there are no shareholder redemptions in connection with the Business Combination. However, should there be a maximum shareholder redemption, the increase to the cash balance is expected to be approximately $96 million (before deducting expenses). Total non-recurring transaction fees and expenses of Perfect and Provident as a result of the Proposed Transactions are currently estimated at approximately $29 million, including deferred underwriting commissions to the underwriter in Provident’s IPO.
Upon consummation of the merger, any excess of fair value of Perfect Ordinary Shares issued over the fair value of Provident’s identifiable net assets acquired, the estimated share based contingent payments of Shareholder Earnout Shares and the estimated share based contingent payments of Sponsor Earnout Promote Shares represents compensation for the service in respect of a stock exchange listing for Perfect Securities and is expensed upon consummation, which is expected to be approximately $5.1 million and $8.6 million assuming no redemptions and maximum redemptions, respectively.
As a consequence of the Business Combination, Perfect expects to be publicly listed on the Nasdaq, which will require Perfect to hire additional personnel and implement additional procedures and processes to address public company regulatory requirements and customary practices. Perfect expects to incur additional annual expenses as a public company. See “—Components of Results of Operations—General and Administrative Expenses”.
Key Factors Affecting Our Results of Operations
Our results of operations are affected by the following factors:
Overall adoption rate of AR- and AI-technology in beauty and fashion industries
Our results of operations are affected by the overall growth and adoption of AR- and AI-technology in the beauty and fashion industries, which in turn, is affected by customer demand on these technologies and the speed of digital transformation of brands. Changes in any of these general industry conditions and our ability to adapt to such changes could affect our business and results of operation.
Despite the rapid pace of digital transformation in recent years, the estimated adoption of AR- and AI-amongst beauty brands remain low. We see significant opportunities to continue to drive the digitization and proliferation of AR- and AI-solutions in the beauty and fashion industries. According to Frost & Sullivan, the global total addressable market in beauty technology (average of top-down and bottom-up methods) is estimated to be approximately $3.3 billion in 2021, with an increase to $6.1 billion in 2026, representing a 13.1% CAGR. We believe that with our unique tech capabilities and extensive collection of training data sets from over 10 billion real-life yearly try-ons, we can continue to solidify our product leadership in the beauty AR- and AI-SaaS industry and drive further adoption by beauty and fashion brands.
Our ability to monetize our services
Our ability to increase revenue depends in part on retaining our existing brands and expanding their use of our services. We offer a variety of solutions, including virtual try-ons for makeup, nail art, hairstyles, beard dye and styling, eyewear, and jewelry, advanced skin diagnostic technology, foundation shade finder and our interactive platform. We also offer omni-channel, cross-platform solutions which can be implemented across multiple platforms, including brand-owned channels such as brands’ official mobile apps, official websites, in-store kiosks, as well as leading third-party platforms, including Alphabet (Google and YouTube), Meta (Instagram), Snap and Alibaba (Taobao and Tmall). We are able to provide customized solutions for each brand.
Our SaaS solutions are charged on a subscription basis, based on number of modules, SKUs, devices, and by manpower hour. We charge brands one-time fees such as service setup fee, customization fee, and console base fee, which allows brands to create a brand console account on the Perfect platform and upload and manage SKUs. We also charge brands recurring fees, including license, maintenance and customization fees on a continuous basis. We recognize the revenue according to the terms of our customers’ subscriptions to our services. For further details on our revenue recognition, see Note 4 “Summary of Significant Accounting Policies” to our consolidated financial statements included in this proxy statement/prospectus.
As we deepen long-term relationships with existing brands, we aim to increase the average recurring fees per brand through a combination of cross-selling across sister brands, geographies and verticals of beauty groups, and upselling incremental SKUs, modules and functions to beauty brands. We believe the stickiness and scalability of our platform well positions us to capture this monetization opportunity.
Our ability to expand into new verticals and grow our brand base
Our vision is to transform the world with digital tech innovations—through both global beauty groups and indie brands. We see significant growth opportunities amongst these smaller beauty brands, as over 99.8% of indie beauty brands remain white space, according to Frost & Sullivan. We intend to continue to work on providing a seamless and easy solution for these indie brands, as capturing this brand base is expected to be important to fuel the growth of our business.
Leveraging our deep industry and technology know-how and a wide existing customer network that we have built in the beauty AR- and AI-SaaS space, we also look to expand into synergistic categories and further expand our product portfolio outside of beauty to expand our brand base. We are looking to expand into fashion (in areas such as eyewear, nail design, watches, accessories, and jewelry), clothing (such as clothes, hats, scarves, and shoes), and beyond fashion (such as solutions for hair salons, dental and orthodontics services, plastic surgery, live-streaming and video conferencing). Some of these services have already been deployed, and we are in discussions with various brands in these areas as well.
We are in a unique position where our existing industry-leading solutions in facial aesthetics can be used in conjunction with these new categories. For example, with eyewear, we can provide a solution which enables consumers to try on eyewear with virtual makeup applied at the same time. This is something an eyewear AR- and AI-vendor cannot easily do given the complexity of AR- and AI-makeup. Ultimately, our goal is to grow product offerings to drive ubiquity and offer a full suite of products beyond beauty.
Our ability to manage and improve operating efficiency
Our results of operations depend on our ability to manage our costs and expenses. Going forward, our increasing scale of business and advancement in technology may lead to lower marginal operating costs and expenses. We expect our customer acquisition efforts to benefit from our strong brand recognition and word-of-mouth referrals as we expand our customer base.
Our continued investment in technology also contributes to the increase of operational efficiency, enabling the same number of employees to deliver higher productivity over time. In addition, we believe that we will continue to benefit from economies of scale as we continue to actively manage the level of our general and administrative expenses. Certain large expenses, such as the listing fee, however, will negatively affect our profitability in the next few years.
Our people and technology
We focus on investing in our people and technology, which are crucial for us to create innovative products and services that cater to what the consumers want, and to further grow our customer base. The success of our broad range of AR- and AI-powered business and consumer solutions is reliant on technology, which offers top-notch accuracy, scalability and performance.
Impact of COVID-19 Pandemic on Our Operations and Financial Performance
The COVID-19 pandemic has severely affected businesses around the world. In order to curb the spread of COVID-19, many countries have imposed restrictions on travel and enforced store closures, encouraging people to stay at home and avoid gathering in public places. These ongoing measures affected our offline business as shopping malls are closed and demand for our offline products such as the in-store kiosks decreased significantly.
The COVID-19 pandemic has shifted many beauty retailers’ focus on consumer interaction from primarily offline to online, with consumers unable to interact with product or beauty consultants in the same way as in the past. We were able to capture this shift, as our customers actively expanded their online service offerings. The acceleration in digital channel adoption has led to strong growth for our online services demand and we expect this to be our main growth driver going forward.
Starting from the fourth quarter of 2021, a few new variants of COVID-19 have emerged in various countries, and differing levels of travel and gathering restrictions have been reinstated. The extent to which the COVID-19 pandemic may continue to affect our operations and financial performance will depend on future developments, which are highly uncertain and cannot be predicted. See “Risk Factors—General Risks—Any catastrophe, including natural catastrophes, outbreaks of health pandemics such as the ongoing global COVID-19 pandemic or other extraordinary events, could disrupt our business operations and have a materially adverse impact on our business and results of operations”.
Basis of Presentation
Our consolidated financial statements have been prepared in accordance with IFRS. All intercompany accounts and transactions have been eliminated on consolidation. For the purposes of presenting consolidated financial statements, our assets and liabilities and our foreign operations (including subsidiaries in other countries that use currencies which are different from our functional currency) are translated into U.S. dollars using exchange rates prevailing at the end of each reporting period. Income and expense items are translated at the average exchange rates for the period. Exchange differences arising, if any, are recognized in other comprehensive income and accumulated in equity.
Components of Results of Operations
Revenue
Our SaaS solutions are charged based on a number of modules, SKUs, devices, and by manpower hour. We charge brands one-time fees such as service setup fee, customization fee, and console base fee, which allows brands to create a brand console account on the Perfect platform and upload and manage SKUs. We also charge brands recurring fees, including license, maintenance and customization fees, on a continuous basis. In addition, we also receive mobile app subscription revenue generated from premium functions in apps to individual users through Apple App store and Google Play store. We recognize the revenue according to the terms of our customers’ subscriptions to our services. Lastly, advertisement revenue is generated based on the frequency of click (usage-based) or impression of the advertisement. For further details on our revenue recognition, see Note 4 “Summary of Significant Accounting Policies” to our consolidated financial statements included in this proxy statement/prospectus.
Cost of Sales and Services
Our cost of sales and services consists primarily of kiosk hardware cost, certain R&D personnel-related expenses allocated to cost of sales and services which are directly related to revenue and services activities, warranty provision as well as third-party payment processing fees for distribution partners such as Google and Apple. We expect that our cost of sales will increase on an absolute dollar basis in tandem with the growth of our businesses for the foreseeable future as we continue to invest and broaden our offerings and scale up our operations.
Sales and Marketing Expenses
Our sales and marketing expenses consists of personnel-related expenses for salaries, employee benefits, and stock-based compensation for employees engaged in sales and marketing, advertising and promotional fees, cloud-hosting fees as well as allocated facilities and information technology costs. We plan to continue to invest in sales and marketing to grow our customer base and increase our brand awareness. As such, we expect sales and marketing expenses to increase in absolute dollars. We also expect our sales and marketing expenses as a percentage of revenue to fluctuate period-over-period in the near term as we invest to accelerate market adoption of our technologies, and to decrease over the long term as we benefit from greater scale.
General and Administrative Expenses
Our general and administrative expenses primarily consist of personnel-related expenses for employees involved in general corporate functions, including administration, legal, human resources, accounting and finance. Personnel-related expenses primarily include salaries, benefits, and share-based compensation. In addition, general and administrative expenses also include allocated facilities costs, such as rent, depreciation expenses, professional services fees and other general corporate expenses.
Furthermore, following the Closing, we expect to incur additional expenses as a result of becoming a public company, including costs to comply with the rules and regulations applicable to companies listed on a national securities exchange, costs related to compliance and reporting obligations, and increased expenses for insurance, investor relations, and professional services. We expect that our general and administrative expenses will increase in absolute dollars as we scale up our operations.
Research and Development Expenses
Our research and development expenses primarily consist of salaries and benefits, including share-based compensation, for our technology and product development personnel, and depreciation and other associated corporate costs.
We expect our research and development expenses to increase in the future as we expand our team of technology and product development professionals and continue to invest in technology infrastructure and innovative AR- and AI-solutions to enhance and broaden our product offering.
Interest Income
Our interest income primarily consists of interest earned on bank deposits and financial assets at amortized costs.
Other Income
Our other income primarily consists of subsidies from local government and VAT adjustments. We do not expect material subsidies from local government in the foreseeable future.

Other Gains and Losses
Our other gains and losses primarily consist of losses on financial liabilities at fair value through profit or loss (“FVTPL”) and foreign exchange gains and losses. The FVTPL is mainly associated with our convertible redeemable preferred shares and is a non-cash and extraordinary item that will not recur in financial years after the listing of Perfect Shares on Nasdaq, as the convertible redeemable preferred shares issued by us will be automatically converted into Perfect Ordinary Shares upon listing.
Finance Costs
Our finance costs consist primarily of interest expenses on our lease liabilities.
Income Tax Expense
Our income tax expense primarily consists of current income tax expenses. As a global company, we are subject to income taxes in the jurisdictions where we do business. These foreign jurisdictions have different statutory tax rates. Accordingly, our effective tax rate will vary depending on the relative proportion of income derived in each jurisdiction, use of tax credits, changes in the valuation of our deferred tax assets and liabilities as well as changes in tax laws. Currently, the applicable tax rate in our headquarters in Taiwan is 20% while the tax rate for unappropriated earnings is 5%.
Results of Operations
Comparison of Six Months Ended June 30, 2020 to Six Months Ended June 30, 2021
Our results of operations for the six months ended June 30, 2020 and 2021 are presented below:
	Six Months Ended June 30,
($ in thousands, unless otherwise stated)	2020	2021	$ Change	% Change
Revenue	14,503	17,288	2,785	19%
Cost of Sales and Services	(1,350)	(2,594)	(1,244)	92%
Gross profit	13,153	14,694	1,541	12%
Operating expenses:
Sales and marketing expenses	(8,214)	(10,761)	(2,547)	31%
General and administrative expenses	(897)	(1,133)	(236)	26%
Research and development expenses	(3,602)	(4,184)	(582)	16%
Total operating expenses	(12,713)	(16,078)	(3,365)	26%
Operating profit/(loss)	440	(1,384)	(1,824)	-415%
Non-operating income and expenses:
Interest income	177	65	(112)	-63%
Other income	170	9	(161)	-95%
Other gains and (losses)	(1,347)	(1,695)	(348)	26%
Finance costs	(5)	(3)	2	-40%
Total non-operating income and expenses	(1,005)	(1,624)	(619)	-62%
Loss before income tax	(565)	(3,008)	(2,443)	432%
Income tax expense	(192)	(137)	55	-29%
Net loss for the period	(757)	(3,145)	(2,388)	315%
Revenue
Total revenue increased by $2.8 million, or 19%, from $14.5 million for the six months ended June 30, 2020 to $17.3 million for the six months ended June 30, 2021. The increase was primarily driven by revenue generated from additional brands, as well as cross-sell/upsell from existing customers. Our brands increased from 263 as of June 30, 2020 to 387 as of June 30, 2021.
Cost of Sales and Services
Cost of sales and services increased by $1.2 million, or 92%, from $1.4 million for the six months ended June 30, 2020 to $2.6 million for the six months ended June 30, 2021. The increase was primarily due to an increase of $0.8 million in third-party payment processing fees for distribution partners such as Google and Apple and $0.4 million in warranty provision that we set aside for the six months ended June 30, 2021.
Sales and Marketing Expenses
Sales and marketing expenses increased by $2.6 million, or 31%, from $8.2 million for the six months ended June 30, 2020 to $10.8 million for the six months ended June 30, 2021. The increase was primarily due to an increased spend of $1.8 million in marketing campaigns to acquire mobile apps users. As we expect to drive more growth from our organic user base by improving the trial-to-paid conversion rate and subscriber retention beyond 2021, future spend in mobile apps user acquisition is expected to decrease.
General and Administrative Expenses
General and administrative expenses increased by $0.2 million, or 26%, from $0.9 million for the six months ended June 30, 2020 to $1.1 million for the six months ended June 30, 2021. The increase was primarily due to legal services fees.
Research and Development Expenses
Research and development expenses increased by $0.6 million, or 16%, from $3.6 million for the six months ended June 30, 2020 to $4.2 million for the six months ended June 30, 2021. The increase was primarily due to an increase in R&D headcount and related personnel costs.
Interest Income
Interest income decreased by $0.1 million, or 63%, from $0.2 million for the six months ended June 30, 2020 to $0.1 million for the six months ended June 30, 2021. The decrease was primarily due to a decline in bank deposits.
Other Income
Other income decreased by $0.2 million, or 95%, from $0.2 million for the six months ended June 30, 2020 to $9,000 for the six months ended June 30, 2021. The decrease was primarily due to the expiration of a local government subsidy program. We do not expect to receive any material subsidies in the foreseeable future.
Other Gains and Losses
Other gains and losses changed unfavorably by $0.3 million for the six months ended June 30, 2021 as compared to the six months ended June 30, 2020. The unfavorable change was primarily due to an increase in losses on financial liabilities at fair value through profit or loss. The increase in losses reflected a high fair value of our convertible redeemable preferred shares.
Finance Costs
Finance costs decreased by $2 ,000, or 40%, from $5,000 for the six months ended June 30, 2020 to $3,000 for the six months ended June 30, 2021.
Comparison of Year Ended December 31, 2019 to Year Ended December 31, 2020
Our results of operations for the years ended December 31, 2019 and 2020 are presented below:
	Years ended December 31,
($ in thousands, unless otherwise stated)	2019	2020	$ Change	% Change
Revenue	22,930	29,873	6,943	30%

	Years ended December 31,
($ in thousands, unless otherwise stated)	2019	2020	$ Change	% Change
Cost of Sales and Services	(1,596)	(3,962)	(2,366)	148%
Gross profit	21,334	25,911	4,577	21%
Operating expenses:
Sales and marketing expenses	(13,555)	(18,107)	(4,552)	34%
General and administrative expenses	(3,045)	(3,078)	(33)	1%
Research and development expenses	(6,143)	(7,567)	(1,424)	23%
Total operating expenses	(22,743)	(28,752)	(6,009)	26%
Operating loss	(1,409)	(2,841)	(1,432)	102%
Non-operating income and expenses:
Interest income	158	243	85	54%
Other income	691	191	(500)	-72%
Other gains and (losses)	(1,173)	(2,792)	(1,619)	138%
Finance costs	(5)	(9)	(4)	80%
Total non-operating income and expenses	(329)	(2,367)	(2,038)	619%
Loss before income tax	(1,738)	(5,208)	(3,470)	200%
Income tax expense	(247)	(385)	(138)	56%
Net loss	(1,985)	(5,593)	(3,608)	182%
Revenue
Total revenue increased by $6.9 million, or 30%, from $22.9 million for the year ended December 31, 2019 to $29.9 million for the year ended December 31, 2020. The increase was primarily driven by revenue generated from additional brands, as well as cross-sell/upsell from existing customers. Our brands increased from 239 as of December 31, 2019 to 338 as of December 31, 2020.
Cost of Sales and Services
Cost of sales and services increased by $2.4 million, or 148%, from $1.6 million for the year ended December 31, 2019 to $4.0 million for the year ended December 31, 2020. The increase was primarily due to an increase of $1.5 million in third-party payment processing fees and $0.8 million in warranty provision that we set aside in 2020.
Sales and Marketing Expenses
Sales and marketing expenses increased by $4.6 million, or 34%, from $13.6 million for the year ended December 31, 2019 to $18.1 million for the year ended December 31, 2020. The increase was primarily due to an increased spend of $4.0 million in marketing campaigns to acquire mobile apps users. As we expect to drive more growth from our organic user base by improving the trial-to-paid conversion rate and subscriber retention beyond 2021, future spend in mobile apps user acquisition will decrease.
General and Administrative Expenses
General and administrative expenses remained relatively stable at $3.1 million for the year ended December 31, 2020 as compared to $3.0 million for the year ended December 31, 2019.
Research and Development Expenses
Research and development expenses increased by $1.4 million, or 23%, from $6.1 million for the year ended December 31, 2019 to $7.6 million for the year ended December 31, 2020. The increase was primarily due to an increase in R&D headcount and related personnel costs.

Interest Income
Interest income increased by $85 ,000, or 54%, from $158 ,000 for the year ended December 31, 2019 to $243 ,000 for the year ended December 31, 2020. The increase was primarily due to an increase in bank deposits.
Other Income
Other income decreased by $0.5 million, or 72%, from $0.7 million for the year ended December 31, 2019 to $0.2 million for the year ended December 31, 2020. The decrease was primarily due to the completion of a local government-sponsored project in June 2020 so that we have no longer received a subsidy since then. We do not expect to receive any material subsidies in the foreseeable future.
Other Gains and Losses
Other gains and losses changed unfavorably by $1.6 million in the year ended December 31, 2020 as compared to the year ended December 31, 2019. The unfavorable change was primarily due to an increase in losses on financial liabilities at fair value through profit or loss. The increase in losses reflected a high fair value of our convertible redeemable preferred shares.
Finance Costs
Finance costs increased by $4,000, or 80%, from $5,000 for the year ended December 31, 2019 to $9,000 for the year ended December 31, 2020. The increase was primarily due to more lease liabilities.
Comparison of Year Ended December 31, 2018 to Year Ended December 31, 2019
Our results of operations for the years ended December 31, 2018 and 2019 are presented below:
	Years ended December 31,
($ in thousands, unless otherwise stated)	2018	2019	$ Change	% Change
Revenue	11,560	22,930	11,370	98%
Cost of Sales and Services	(752)	(1,596)	(844)	112%
Gross profit	10,808	21,334	10,526	97%
Operating expenses:
Sales and marketing expenses	(12,576)	(13,555)	(979)	8%
General and administrative expenses	(1,345)	(3,045)	(1700)	126%
Research and development expenses	(5,918)	(6,143)	(225)	4%
Total operating expenses	(19,839)	(22,743)	(2,904)	15%
Operating loss	(9,031)	(1,409)	7,622	-84%
Non-operating income and expenses:
Interest income	34	158	124	365%
Other income	370	691	321	87%
Other gains and (losses)	(38)	(1,173)	(1,135)	2987%
Finance costs	(3)	(5)	(2)	67%
Total non-operating income and expenses	363	(329)	(692)	-191%
Loss before income tax	(8,668)	(1,738)	6,930	-80%
Income tax expense	(27)	(247)	(220)	815%
Net loss	(8,695)	(1,985)	6,710	-77%
Revenue
Total revenue increased by $11.4 million, or 98%, from $11.6 million for the year ended December 31, 2018 to $22.9 million for the year ended December 31, 2019. The increase was primarily due to the growth in license, service and subscription revenue from new customer acquisitions in 2019. In particular, our brands increased from 178 as of December 31, 2018 to 239 as of December 31, 2019.
Cost of Sales and Services
Cost of sales and services increased by $0.8 million, or 112%, from $0.8 million for the year ended December 31, 2018 to $1.6 million for the year ended December 31, 2019. The increase was primarily due to an increase of $0.5 million in third-party payment processing fees for distribution partners such as Google and Apple.
Sales and Marketing Expenses
Sales and marketing expenses increased by $1.0 million, or 8%, from $12.6 million for the year ended December 31, 2018 to $13.6 million for the year ended December 31, 2019. The increase was mainly driven by the growth in sales and marketing personnel and sales commissions to support our business development effort.
General and Administrative Expenses
General and administrative expenses increased by $1.7 million, or 126%, from $1.3 million for the year ended December 31, 2018 to $3.0 million for the year ended December 31, 2019. The increase was mainly due to one-time expenses related to fundraising professional fees.
Research and Development Expenses
Research and development expenses increased by $0.2 million, or 4%, from $5.9 million for the year ended December 31, 2018 to $6.1 million for the year ended December 31, 2019. The increase was primarily due to an increase in R&D headcount and related personnel costs.
Interest Income
Interest income increased by $124 ,000, or 365%, from $34 ,000 for the year ended December 31, 2018 to $158 ,000 for the year ended December 31, 2019. The increase was primarily due to an increase in bank deposits from capital raising activities.
Other Income
Other income increased by $0.3 million, or 87%, from $0.4 million for the year ended December 31, 2018 to $0.7 million for the year ended December 31, 2019. The increase was primarily due to the subsidy received from local governments.
Other Gains and Losses
Other gains and losses changed unfavorably by $1.1 million in the year ended December 31, 2018 as compared to the year ended December 31, 2019. The unfavorable change was primarily due to an increase in losses on financial liabilities at fair value through profit or loss. The increase in losses reflected a high fair value of our convertible redeemable preferred shares.
Finance Costs
Finance costs increased by $2 ,000, or 67%, from $3,000 for the year ended December 31, 2018 to $5,000 for the year ended December 31, 2019. The increase was primarily due to more lease liabilities.
Liquidity and Capital Resources
Historically, we have generated negative cash flows from operations and have financed our operations mainly through equity contributions from our shareholders and payments received from our customers. As of June 30, 2021, we had current assets of $86.2 million, other payables of $6.5 million and an accumulated deficit of $70.4 million. We incurred a net loss of $3.1 million for the six months ended June 30, 2021 and a net loss of $0.8 million for the six months ended June 30, 2020. As of December 31, 2020, we had cash and cash equivalents of $79.0 million, which consisted of petty cash, checking accounts, demand deposits, time deposits and others. We incurred a net loss of $5.6 million for the year ended December 31, 2020 and a net loss of $2.0 million for the year ended December 31, 2019.
Our cash requirements as of December 31, 2020 and any subsequent interim period primarily include our capital expenditure, lease obligations, contractual obligations and other commitments. Our capital expenditures are primarily related to purchase of IT equipment for employees, and from a dollar perspective it has been very immaterial. Our lease obligations consist of the commitments under the rental agreements for our office premises. Our contractual obligations primarily consist of minimum commitments for marketing activities. From a dollar perspective, both lease obligations and contractual obligations have been very immaterial. We expect these items to continue to be the primary part of our short-term cash requirements, and we currently do not expect any material capital expenditures in the foreseeable future. In addition, as part of our growth strategy, we have plans to further invest in R&D, develop new AR- and AI-solutions, broaden our customer basis in the beauty industry, and expand into synergistic categories like fashion solutions. These new developments and expansions may generate long-term cash requirements. We intend to fund our future material cash requirements with net proceeds from the Proposed Transactions, equity contributions from our shareholders and payments received from our customers. We will continue to make cash commitments, including capital expenditures, to support the growth of our business.
We believe that our cash on hand following the consummation of the Business Combination, including the current available cash and cash equivalents on our balance sheet, the funds contained in Provident’s trust account (assuming maximum redemptions by Provident’s shareholders), and the aggregate amount of proceeds from the PIPE Investment and the FPA Investment will be sufficient to meet our working capital and capital expenditure requirements for at least the next 12 months from the date of this proxy statement/prospectus and sufficient to fund our operations. To the extent that our current resources are insufficient to satisfy our cash requirements, we may need to seek additional equity or debt financing. If the financing is not available, or if the terms of financing are less desirable than we expect, we may be forced to decrease our level of investment in product development or delay, scale back or abandon all or part of our growth strategy, which could have an adverse impact on our business and financial prospects.
Cash Flows Summary
Presented below is a summary of our operating, investing, and financing cash flows:
	Six Months Ended June 30,		Years Ended December 31,
($ in thousands, unless otherwise stated)	2020	2021	2018	2019	2020
Cash flows from (used in) operating activities	$1,265	$2,794	($7,765)	($1,254)	$2,193
Cash flows from (used in) investing activities	(173)	(86)	(758)	(7,768)	7,840
Cash flows from (used in) financing activities	(144)	(218)	4,799	26,163	39,806
Effects of exchange rates changes on cash and cash equivalents	192	226	(22)	283	896
Net increase (decrease) in cash and cash equivalents	$1,140	$2,716	($3,746)	$17,424	$50,735
Cash Flows from Operating Activities
Cash generated or used in operating activities primarily relate to the collection of accounts receivables, payment of provision and payables, net interest received and income tax paid.
Net cash generated from operating activities was $2.8 million for the six months ended June 30, 2021, and $1.3 million for the six months ended June 30, 2020. The increase was mainly due to the stable growth in operations and cash inflow from receipt of receivables.
Net cash generated from operating activities was $2.2 million in 2020, and used in operating activities was $1.3 million in 2019 and $7.8 million in 2018, respectively. The positive operating cash flows in 2020 were mainly due to the stable growth in operations and cash inflow from receipt of receivables. The negative operating cash flows in 2019 were mainly due to a timing difference in receivables collection. The negative operating cash flows in 2018 were mainly due to the significant operating loss as growth in operating expenses outpaced revenue growth.
Cash Flows Generated from (Used in) Investing Activities
Cash used in investing activities primarily relates to acquisition of financial assets, proceeds from disposal of financial assets, acquisition of property, plant and equipment, acquisition of intangible assets, and changes in guarantee deposits paid.
Net cash used in investing activities was $86,000 for the six months ended June 30, 2021 and $0.2 million for the six months ended June 30, 2020. The difference was mainly because lesser property, plant and equipment were acquired in the six months ended June 30, 2021.
Net cash generated from investing activities was $7.8 million in 2020, primarily from the proceeds from disposal of financial assets. Net cash used in investing activities was $7.8 million in 2019 and $0.8 million in 2018, respectively, primarily from the acquisition of financial assets.
Cash Flows from Financing Activities
Net cash used in financing activities was $0.2 million for the six months ended June 30, 2021, primarily consisting of $0.2 million in repayment of the principal portion of lease liabilities.
Net cash used in financing activities was $0.1 million for the six months ended June 30, 2020, primarily consisting of $0.1 million in repayment of the principal portion of lease liabilities.
Net cash generated from financing activities was $39.8 million in 2020, primarily consisting of $50 million in proceeds from the issuance of series C convertible redeemable preference shares, and $0.1 million from the proceeds of the exercising of employee stock options, partially offset by $0.3 million in the repayment of the principal portion of lease liabilities and $10 million for the payments to acquire treasury shares.
Net cash generated from financing activities was $26.2 million in 2019, primarily consisting of $25 million in proceeds from the issuance of series B convertible redeemable preference shares, and $1.4 million from the proceeds of the exercising of employee stock options, partially offset by $0.2 million in the repayment of the principal portion of lease liabilities.
Net cash generated from financing activities was $4.8 million in 2018, primarily consisting of $5 million in proceeds from the exercise of warrants of existing shareholders, partially offset by $0.2 million in the repayment of the principal portion of lease liabilities.
Material Contractual Obligations and Commitments
During the periods presented, we did not have any material contractual obligations and commitments other than the convertible preferred shares of $109.6 million as of June 30, 2021 that will be converted into Perfect Ordinary Shares upon the Closing.
Off-Balance Sheet Arrangements
During the periods presented, we did not have any relationships with unconsolidated organizations or financial partnerships, such as structured finance or special purpose entities, which were established for the purpose of facilitating off-balance sheet arrangements.
Critical Accounting Estimates
Perfect’s consolidated financial statements that are included elsewhere in this proxy statement/prospectus have been prepared using the significant measurement bases. We believe that the following estimates are those most critical to the judgments used in the preparation of our financial statements.

Convertible preference shares
We recognized Perfect’s convertible preference shares under “financial liabilities designated as at fair value through profit or loss on initial recognition” due to their compound instrument feature. The fair value of convertible preference shares is determined considering our recent fund raising activities and technical development status, fair value assessment of other companies of the same type, market conditions and other economic indicators existing on balance sheet date. Any changes in these judgements and estimates will impact the fair value measurement of these convertible preference shares.
Recent Accounting Pronouncements
For a discussion of our new or recently adopted accounting pronouncements, see Note 3 “Application of New Standards, Amendments and Interpretations” to our consolidated financial statements included in this proxy statement/prospectus.
Emerging Growth Company Status
As defined in Section 102(b)(1) of the JOBS Act, we are an emerging growth company. As such, we will be eligible for and intend to rely on certain exemptions and reduced reporting requirements provided by the JOBS Act, including (a) the exemption from the auditor attestation requirements with respect to internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act, (b) the exemptions from say-on-pay, say-on-frequency and say-on-golden parachute voting requirements and (c) reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements.
Perfect will remain an emerging growth company under the JOBS Act until the earliest of: (1) the last day of the fiscal year (a) following the fifth anniversary of the date on which Perfect Class A Ordinary Shares were offered in connection with the Proposed Transactions, (b) in which it has total annual gross revenues of at least $1.07 billion, or (c) in which it is deemed to be a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of its ordinary shares that are held by non-affiliates exceeds $700 million as of the end of the prior fiscal year’s second fiscal quarter; or (2) the date on which it has issued more than $1 billion in non-convertible debt during the prior three-year period.
Foreign Private Issuer Status
Perfect is an exempted company limited by shares incorporated in 2015 under the laws of the Cayman Islands. After the consummation of the Business Combination, Perfect will report under the Exchange Act as a non-U.S. company with foreign private issuer status. Under Rule 405 of the Securities Act, the determination of foreign private issuer status is made annually on the last business day of an issuer’s most recently completed second fiscal quarter, and accordingly, the next determination will be made with respect to Perfect on June 30, 2022. Even after Perfect no longer qualifies as an emerging growth company, for so long as Perfect qualifies as a foreign private issuer, it will be exempt from certain provisions of the Exchange Act that are applicable to U.S. domestic public companies, including:
•
the rules requiring domestic filers to issue financial statements prepared under U.S. GAAP;

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the rules under the Exchange Act requiring the filing of quarterly reports on Form 10-Q or current reports on Form 8-K with the SEC;

•
the sections of the Exchange Act regulating the solicitation of proxies, consents, or authorizations in respect of a security registered under the Exchange Act;

•
the sections of the Exchange Act requiring insiders to file public reports of their share ownership and trading activities and liability for insiders who profit from trades made in a short period of time; and

•
the selective disclosure rules by issuers of material nonpublic information under Regulation Fair Disclosure, or Regulation FD, which regulates selective disclosure of material non-public information by issuers.

Perfect will be required to file an annual report on Form 20-F within four months of the end of each fiscal year. In addition, Perfect intends to publish its results on a quarterly basis through press releases, distributed pursuant to the rules and regulations of Nasdaq. Press releases relating to financial results and material events will also be furnished to the SEC on Form 6-K. However, the information Perfect is required to file with or furnish to the SEC will be less extensive and less timely compared to that required to be filed with the SEC by U.S. domestic issuers. Accordingly, after the Business Combination, Perfect shareholders will receive less or different information about Perfect than a shareholder of a U.S. domestic public company would receive.
After the consummation of the Business Combination, Perfect expects to be listed on Nasdaq. Nasdaq market rules permit a foreign private issuer such as Perfect to follow the corporate governance practices of its home country. Certain corporate governance practices in the Cayman Islands, which is Perfect’s home country, may differ significantly from Nasdaq corporate governance listing standards. Among other things, Perfect is not required to have:
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a majority of the Board consisting of independent directors;

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a compensation committee consisting of independent directors;

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a nominating committee consisting of independent directors; or

•
regularly scheduled executive sessions with only independent directors each year.

Perfect intends to rely on the exemptions listed above. As a result, you may not be provided with the benefits of certain corporate governance requirements of Nasdaq applicable to U.S. domestic public companies. Perfect would cease to be a foreign private issuer at such time as more than 50% of its outstanding voting securities are held by U.S. residents and any of the following three circumstances applies: (i) the majority of its executive officers or directors are U.S. citizens or residents, (ii) more than 50% of its assets are located in the United States or (iii) its business is administered principally in the United States.
Foreign private issuers, similar to emerging growth companies, are also exempt from certain more stringent executive compensation disclosure rules. Thus, even if Perfect no longer qualifies as an emerging growth company but remains a foreign private issuer, it will continue to be exempt from the more stringent compensation disclosures required of public companies that are neither an emerging growth company nor a foreign private issuer.
If at any time Perfect ceases to be a foreign private issuer, we will take all action necessary to comply with the applicable rules of the SEC and Nasdaq.
Quantitative and Qualitative Disclosures About Market Risk
We are exposed to various risks in relation to financial instruments. The main types of risks are foreign currency risk and interest rate risk. While we may enter into hedging contracts from time to time, any change in the fair value of the contracts could be offset by changes in the underlying value of the transactions being hedged. Furthermore, we do not have foreign-exchange hedging contracts in place with respect to all currencies in which we do business.
Foreign Currency Risk
We are exposed to foreign exchange risk on transactional foreign currency risk to the extent that there is a mismatch between the currencies in which sales, purchases, receivables and borrowings that are denominated in a currency other than the respective functional currencies of our entities. Our sales are substantially denominated in U.S. dollars, but the functional currencies of our entities also include NT dollars, RMB and Japanese yen. Accordingly, changes in exchange rates are reflected in reported income and loss from our international businesses included in our consolidated statements of operations. A continued strengthening of the U.S. dollar would therefore reduce reported revenue and expenses from our international businesses included in our consolidated statements of operations.
Interest on external borrowings is denominated in the currency of the borrowing. Generally, our entities’ external borrowings are denominated in currencies that match the cash flows generated by the underlying operations, which is also the currency of the country in which the entity operates.

During the first six months of 2021, we had $107,000 of other comprehensive income generated from the exchange differences on translation of foreign operations; whereby during the first six months of 2020, we had an $128,000 of other comprehensive income generated from the exchange differences on translation of foreign operations.
A hypothetical 10% change in foreign currency exchange rates on our monetary assets and liabilities would not be material to our financial condition or results of operations.
Based on the above, we believe we are not exposed to significant currency transactional foreign currency risk. While we have not engaged in the hedging of our foreign currency transactions to date and do not enter into any hedging contracts for trading or speculative purposes, we may in the future, enter into derivatives or other financial instruments in an attempt to hedge our foreign currency exchange risk. It is difficult to predict the impact hedging activities would have on our results of operations.
Interest Rates Risk
Given that we currently have no indebtedness, the risk arising from the fluctuation of interest rates should only be limited to interest income from interest-bearing assets such as cash and cash-equivalent assets that bear variable interest rates.
Credit Risk
Credit risk refers to the risk of financial loss to us arising from default by the customers or counterparties of financial instruments on the contract obligations. Our main credit risk was that counterparties could not repay in full the accounts receivable based on the agreed terms and the financial assets at amortized cost. We actively monitor and manage our credit risk by performing credit checks and monitoring credit limits. With respect to banks and financial institutions, we only accept independently rated parties with a minimum rating of “A.” With respect to our customers, our local entities are responsible for managing and analyzing the credit risk for each of their new customers before standard payment and delivery terms and conditions are offered. Internal risk control assesses the credit quality of the customers, taking into account their financial position, past experience and other factors. Individual risk limits are set based on internal or external ratings in accordance with limits set by our Board.
Liquidity Risk
We manage liquidity risk by monitoring and maintaining a level of cash deemed adequate to finance our operations and mitigate the effects of fluctuations in cash flows. In addition, management monitors the utilization of bank borrowings and ensures compliance with loan covenants.

MANAGEMENT OF PERFECT FOLLOWING THE BUSINESS COMBINATION
Unless the context otherwise requires, all references in this section to “we,” “our,” “us,” “Perfect,” the “Company” and our “Company” are to Perfect Corp. and its consolidated subsidiaries prior to the Business Combination after giving effect to the consummation of the Business Combination.
Management and Board of Directors
Perfect and Provident anticipate that unless otherwise noted in the following table, the current executive officers and directors of Perfect as of the date of this proxy statement/prospectus will remain as the executive officers and directors of Perfect following consummation of the Business Combination and one additional director from Provident and three independent directors will join the Board of Perfect at such time.
Name	Age	Position
Alice H. Chang	60	Chief Executive Officer and Chairwoman of the Board
Michael Aw	45	Non-executive Director Nominee
Jau-Hsiung Huang	62	Non-executive Director
Jianmei Lyu	40	Non-executive Director
Meng-Shiou (Frank) Lee	59	Independent Non-executive Director Nominee
Philip Tsao	59	Independent Non-executive Director Nominee
Chung-Hui (Christine) Jih	60	Independent Non-executive Director Nominee
Pin-Jen (Louis) Chen	43	Executive Vice President and Chief Strategy Officer
Wei-Hsin Tsen (Johnny Tseng)	54	Director*, Senior Vice President and Chief Technology Officer
Weichuan (Wayne) Liu	52	Chief Growth Officer and President of Americas
Hsiao-Chuan (Iris) Chen	52	Vice President and Head of Finance and Accounting
Clinton Y. Huang	30	Director*

*
Wei-Hsin Tsen (Johnny Tseng) and Clinton Y. Huang will resign from our Board before consummation of the Business Combination.

Executive Officers
Alice H. Chang is Perfect’s founder and has served as the CEO and Chairwoman of the Board since Perfect’s inception in June 2015. Prior to founding Perfect, Ms. Chang served as Chief Executive Officer of CyberLink from October 1997 to May 2015, which under her leadership, became a publicly listed Taiwan-based multimedia software company with offices globally. Prior to that, Ms. Chang was the chief financial officer and executive vice president of Trend Micro Incorporated (TSE: 4704), where she led the capital markets and fund raising activities. Prior to that, Ms. Chang held various positions in Citicorp across investment banking functions.
Ms. Chang holds an MBA from the University of California, Los Angeles, and a B.Sc. from National Taiwan University.
We believe that Ms. Chang is well qualified to serve as the Chairwoman of our board of directors based on her unique experiences and perspectives she brings as our founder and CEO since Perfect’s inception, complemented by her strong passion and extensive operational expertise across technology and beauty industries.
Pin-Jen (Louis) Chen has served as our Executive Vice President and Chief Strategy Officer since March 2022, where he leads the Company’s corporate development, strategic partnerships and marketing efforts. Mr. Chen joined Perfect since its inception in June 2015 as the Vice President of Business Development

and Marketing. Prior to joining Perfect, Mr. Chen spent 12 years at CyberLink, where he served as the Vice President of Business Development and Marketing, Head of Consumer Business, and as a development engineer.
Mr. Chen holds an M.Sc. and a B.Sc. in computer science from National Taiwan University.
Wei-Hsin Tsen (Johnny Tseng) has served as our Senior Vice President and Chief Technology Officer since January 2019. Dr. Tseng has also served as our director since July 2018 and will resign from such position before the consummation of the Business Combination. Dr. Tseng joined Perfect since its inception in June 2015 as the Senior Vice President of Research and Development, leading the Company’s engineering efforts. Prior to joining Perfect, Dr. Tseng spent 18 years at CyberLink, where he served as the Senior Vice President of its the Research and Development Department, and was a director and manager of the its Architecture Department.
Dr. Tseng holds a Ph.D., an EMBA and a B.Sc. in computer science from National Taiwan University.
Weichuan (Wayne) Liu has served as our Chief Growth Officer and President of Americas since March 2022. Mr. Liu joined Perfect since its inception in June 2015 as the Vice President of Business Development and Marketing and the General Manager of the Perfect’s U.S. office. Prior to joining Perfect, Mr. Liu served as the Associate Vice President of Business Development at CyberLink from October 2009 to May 2015. From January 2003 to September 2009, Mr. Liu worked as a senior engineering manager at NVIDIA Corporation (Nasdaq: NVDA).
Mr. Liu holds an MBA from Santa Clara University, an M.Sc. from Case Western Reserve University and a B.Sc. from National Tsing Hua University.
Hsiao-Chuan (Iris) Chen has served as our Vice President and Head of Finance and Accounting since January 2022 and oversees corporate finance and accounting activities of the Company. Prior to joining Perfect, Ms. Chen spent 22 years at CyberLink since February 2000, with her last two roles being the Special Assistant of the Chief Executive Officer’s Office since March 2021 and the Head of Finance and Accounting since February 2000. Prior to joining CyberLink, Ms. Chen worked at Deloitte from September 1994 to August 1997.
Ms. Chen holds an MBA from National Taiwan University and a B.Sc. in agricultural economics from National Chung-Hsing University.
Directors
Alice H. Chang is our CEO and Chairwoman of the Board since Perfect’s inception in June 2015. For details, please see “—Executive Officers”.
Michael Aw is our non-executive director nominee as of the date of this proxy statement/prospectus. Mr. Aw has served as Provident’s Director, Chief Executive Officer and Chief Financial Officer since its inception on October 28, 2020 and is a founding partner of Provident Growth, a leading growth stage fund focused on technology investments in Southeast Asia. Mr. Aw has over 20 years of investing and investment banking experience. Mr. Aw has served on the board of directors at Pomelo Fashion Company Limited, a technology-driven modern fashion brand in Southeast Asia since October 2017 and Horangi Private Limited Company, a high-growth cybersecurity SaaS company in Southeast Asia, since January 2020. In addition, Mr. Aw has been a board observer of Traveloka Services Private Limited Company, an online travel agency with a strong presence in Southeast Asia and Australia, and an ESG board advisor of CARRO, a leading Singapore car marketplace. Prior to founding Provident Growth in January 2018, Mr. Aw was the Managing Director at Provident Capital Partners and Managing Director and Head of Technology, Media and Telecommunications, Asia, Investment Banking Division at UBS Group AG.
Mr. Aw holds a B.A. in accounting and finance from the University of Manchester and a M.Phil. in management studies from the University of Cambridge. Mr. Aw was also a Cambridge Chevening Scholar.
Jau-Hsiung Huang has served as our non-executive director since July 2019. Dr. Huang founded CyberLink in February 1996 and has served as its chairman of the board of directors since January 2001 and its Chief Executive Officer since September 2015. Dr. Huang has led the product development team to deliver a full suite of software applications, including video and photo-editing, multimedia playback, file conversion as well as various mobile apps. Under his leadership, CyberLink grew from a small start-up to a publicly listed Taiwan-based multimedia software company with offices globally. From August 1988 to July 2006, Dr. Huang was a professor in the computer science at National Taiwan University and was the co-founder of the Communications and Multimedia Lab at National Taiwan University, where he received a series of awards, including the Distinguished Alumni Award and the Electronic Research and Service Organization (“ERSO”) Award.
Dr. Huang holds a Ph.D. in computer science from the University of California, Los Angeles, and a B.Sc. in electrical engineering from National Taiwan University.
Jianmei Lyu has served as our non-executive director since March 2022 and has over 17 years of experience in the consumer and retail industries. Ms. Lyu currently serves as the General Manager of Tmall Fast-Moving Consumer Goods Business Division at Alibaba Group Holding Limited (NYSE: BABA, SEHK: 9988, together with its subsidiaries, the “Alibaba Group”) where she is responsible for the business operations and strategic development of the division. Prior to that, Ms. Lyu served at various positions in the Alibaba Group, including as the General Manager of Tmall International Business Division from October 2021 to February 2022, General Manager of Koala International Business Division from November 2020 to October 2021, and General Manager of Taobao International Business Division from January 2019 to November 2020. Ms. Lyu first joined the Alibaba Group in August 2011 as the Vice General Manager of Tmall Apparel Business Division.
Ms. Lyu holds an MBA of the joint program from Donghua University in Shanghai, and Westminster College in the United States.
Meng-Shiou (Frank) Lee is our independent non-executive director nominee as of the date of this proxy statement/prospectus and has extensive experience in the accounting and finance industry. Mr. Lee currently serves as the Chief Executive Officer at First Elite CAPs & Co, a Taiwan-based accounting company, and is an Adjunct Lecturer at National Chung Cheng University and Director at CPA Associations R.O.C. in Taiwan. Mr. Lee has served on the board of directors at several publicly listed companies, including Mechema Chemicals International Company Limited (TWSE: 4721) since June 2017, China Electric Manufacturing Corp. (TWSE: 1611) since June 2019, and TOPCO Technologies Corp. (TWSE: 3388) since May 2020. Mr. Lee has been practicing as a Certified Public Accountant since 1988. His accounting experience includes working as a Certified Public Accountant at Deloitte Touche Tohmatsu Limited in its Taiwan office from July 1988 to July 1997 and at First Elite CAPs & Co since July 1997.
Mr. Lee holds an M.A. in accounting from National Chengchi University and a BA in accounting from National Taiwan University.
Philip Tsao is our independent non-executive director nominee as of the date of this proxy statement/ prospectus. Mr. Tsao has served on the board of directors at several publicly listed companies, including SinoPac Financial Holdings Company Limited (TWSE: 2890) since May 2020, Bank SinoPac since May 2018, and China Everbright Greentech Limited (SEHK: 1257) since April 2017. Mr. Tsao has held various senior positions in global and regional financial institutions, most recently as Consultant to Fubon Bank from April 2016 to March 2017, Managing Director at Barclays Capital Asia Limited from June 2011 to May 2015, Managing Director at Morgan Stanley Asia Limited, Executive Vice President at China Development Financial Holdings (TWSE: 2883), President of China Development Industrial Bank, Managing Director at UBS Asia Limited, and Executive Director at Goldman Sachs (Asia) LLC. Prior to that, Mr. Tsao also worked at Citibank for nine years across various functions.
Mr. Tsao holds an MBA from National Taiwan University and a B.Sc. from Tsinghua University. He is also a Chartered Financial Analyst Charterholder.
Chung-Hui (Christine) Jih is our independent non-executive director nominee as of the date of this proxy statement / prospectus. Ms. Jih has been serving as an independent director at CTBC Securities Company Limited, a Taiwan-based financial holding company, since May 2020. From January 2007 to August 2019, Ms. Jih was the Chairwoman and Chief Executive Officer of BNP Paribas Asset Management Taiwan Company Limited. From July 2003 to January 2007, Ms. Jih served as the General Manager of Fidelity Security Investment Trust Company (Taiwan) Limited and Spokesperson of Fidelity Securities

Company (Taiwan) Limited. From September 2002 to July 2003 Ms. Jih was Chief Financial Officer of CyberLink. Prior to that, Ms. Jih also served as a financial consultant at Merrill Lynch Securities (Taiwan) Limited and Vice President and Head of Audit and Compliance at Citibank Taiwan Limited and held various roles at professional bodies, including Governor of the Board and Co-Chair of Asset Management Committee at The American Chamber of Commerce in Taiwan, and Supervisor at Securities Investment Trust & Consulting Association of Taiwan.
Ms. Jih holds an MBA from Indiana University and a BBA from National Chengchi University.
Family Relationships
Jau-Hsiung Huang and Alice H. Chang are husband and wife. There are no other familial relationships among our directors and executive officers following consummation of the Business Combination.
Arrangements for Election of Directors and Executive Officers
Jau-Hsiung Huang and Jianmei Lyu were elected pursuant to certain Board designation rights provided to our shareholders CyberLink International and Taobao China Holding Limited, respectively, under the Fifth Amended and Restated Memorandum and Articles of Association of Perfect, as currently in effect, a copy of which is filed herewith as Exhibit 3.1, and the Shareholders Agreement as described under the section captioned “Certain Relationships and Related Party Transactions—Certain Relationship and Related Party Transactions—Perfect—Shareholders Agreement”.
Upon adoption of Perfect’s Articles immediately prior to the First Merger Effective Time, there will be no arrangements or understandings with major shareholders, customers, suppliers or others pursuant to which any of our executive officers or directors are selected.
Board of Directors
Our Board will consist of seven directors immediately after the consummation of the Business Combination. Of these seven directors, three will be independent. These three independent directors were selected and approved by our current nominating committee through a process that sought to find diversity of experience, expertise and perspectives, as well as deep understandings of different businesses, practices and markets relevant to Perfect’s operations. A director may vote in respect of any contract or transaction in which he/she is interested provided that the nature of the interest of any director in any such contract or transaction is disclosed at or prior to its consideration and any vote thereon, and such director may be counted in the quorum at any meeting of directors at which any such contract or transaction is considered. A director who is interested in a contract or proposed contract with Perfect must declare the nature of his interest at a meeting of the directors. No Perfect’s non-employee director has a service contract with Perfect that provides for benefits upon termination of service.
Duties of Directors
Under the laws of the Cayman Islands, our directors owe fiduciary duties to our Company, including a duty of loyalty, a duty to act honestly, and a duty to act in what they consider in good faith to be in our best interests. Our directors must also exercise their powers only for a proper purpose. Our directors also owe to our company a duty to exercise the skill they actually possess and such care and diligence that a reasonably prudent person would exercise in comparable circumstances. In fulfilling their duty of care to us, our directors must ensure compliance with our memorandum and articles of association, as amended and restated from time to time. Our Company has the right to seek damages if a duty owed by our directors is breached. In limited exceptional circumstances, a shareholder has the right to seek damages if a duty owed by the directors is breached.
Terms of Directors and Executive Officers
Our Board will be divided into three classes: Class I, Class II and Class III. The number of directors in each class shall be as nearly equal as possible. The Class I directors shall stand appointed for a term expiring at our first annual general meeting, the Class II directors shall stand appointed for a term expiring at our second annual general meeting, and the Class III directors shall stand appointed for a term expiring at our third annual general meeting. Commencing at our first annual general meeting, and at each annual general meeting thereafter, directors appointed to replace those directors whose terms expire shall be appointed for a term of office to expire at the third succeeding annual general meeting after their appointment. If no replacement directors are appointed, the existing directors shall be automatically re-appointed for a further term of office to expire at the third succeeding annual general meeting after their re-appointment.
Our executive officers are elected by and serve at the discretion of the Board. Their terms shall be decided by the Board.
Board Committees
Our Board will have an audit committee following the consummation of the Business Combination. The audit committee’s members and functions are described below.
Audit Committee
The audit committee will consist of three directors, Meng-Shiou (Frank) Lee, Philip Tsao and Chung-Hui (Christine) Jih. Philip Tsao will be the chairperson of the audit committee. Mr. Meng-Shiou (Frank) Lee satisfies the criteria of an audit committee financial expert as set forth under the applicable rules of the SEC. Each of the audit committee members satisfies the requirements for an “independent director” within the meaning of the Nasdaq listing rules and the criteria for independence set forth in Rule 10A-3 of the Exchange Act.
The audit committee will oversee our accounting and financial reporting processes. The audit committee will be responsible for, among other things:
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the quality and integrity of our financial statements,

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internal control over financial reporting and disclosure controls and procedures,

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our compliance with legal and regulatory requirements,

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our independent registered public accounting firm’s qualifications and independence,

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the performance of our internal audit function, and

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the performance of our independent registered public accounting firm.

Director Nominations
Our Board will consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to our Board should follow the procedures set forth in Perfect’s Articles.
In general, in identifying and evaluating nominees for directors, our Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, character, and the ability to exercise sound judgement, and relevant skills and experience, including financial literacy, and experience in the context of the needs of our Board.
Code of Business Conduct and Ethics
We will adopt a new code of business conduct (the “code of business conduct”) that applies to all directors, executive officers and employees. It will be available on our website upon the effectiveness of the registration statement of which this proxy statement/prospectus forms a part. Our code of business conduct is a “code of ethics” as defined in Item 406(b) of Regulation S-K. Copies of the code of business conduct and charters for each of our board committees will be provided without charge upon request from us and will be posted on our website. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our Internet website.

Controlled Company
Upon consummation of the Business Combination, we expect to be a “controlled company” as defined under the rules of the Nasdaq since Alice H. Chang, our founder and CEO, will beneficially own more than 50% of the total voting power of Perfect. For so long as we remain a controlled company under this definition, we are permitted to elect to rely, and currently intend to rely, on certain exemptions from corporate governance rules, including the exemption from the rule that a majority of our board of directors must be independent directors.
Foreign Private Issuer Status
See “Perfect’s Management’s Discussion and Analysis of Financial Condition and Results of Operations —Foreign Private Issuer Status”.

EXECUTIVE COMPENSATION
Provident’s Executive Officer and Director Compensation
Provident is an “emerging growth company,” as defined in the JOBS Act, and the following is intended to comply with the scaled disclosure requirements applicable to emerging growth companies. No executive officer or director of Provident has received any compensation for services rendered to Provident. No fees of any kind, including finders, consulting or other similar fees, will be paid to any of Provident’s existing shareholders, including its officers and directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of the Business Combination. Since its formation, Provident has not granted any share options, share appreciation rights, or any other equity or equity-based awards under long-term incentive plans to any of its executive officers or directors.
Provident will reimburse an affiliate of the Sponsor for office space, secretarial and administrative services provided to members of its management team in an amount not to exceed $10,000 per month in the event such space and/or services are utilized and Provident does not pay directly for such services. Upon completion of Provident’s initial business combination or its liquidation, Provident will cease making these payments. In addition, the Sponsor, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on Provident’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Provident’s audit committee will review on a quarterly basis all payments that were made to the Sponsor, officers or directors, or our or their respective affiliates. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid to the Sponsor, executive officers and directors, or any of their respective affiliates, prior to completion of Provident’s initial business combination.
Perfect’s Executive Officer and Director Compensation
For the year ended December 31, 2021, Perfect paid an aggregate of $2.037 million in cash and benefits to its executive officers and directors, of which $314 thousand was paid in the form of stock options. For the year ended December 31, 2021, options to purchase 1,197,500 Perfect Common Shares and 1,095,200 Perfect Common Shares were granted to our executive officers and directors as a group under our stock compensation plans at exercise prices of $0.10 per Perfect Common Share and $0.30 per Perfect Common Share, respectively. All of such options expired on December 22, 2021. Perfect has not set aside or accrued any amount to provide pension, retirement or other similar benefits to its executive officers and directors.
Perfect’s Employment Agreements
Alice H. Chang is party to a service agreement with Perfect dated on September 26, 2019 and as amended on January 24, 2022 (the “Service Agreement”). Under the Service Agreement, Ms. Chang agreed to serve as the CEO until January 24, 2024, subject to earlier termination due to Ms. Chang’s death or disability or a termination by a unanimous decision of the Board. The Service Agreement also includes certain restrictive covenants, which include confidentiality and non-disclosure restrictions and non-competition restrictions that apply during the term and for certain periods following specified terminations of service.
Perfect Incentive Plan
On December 13, 2021, Perfect’s Board approved and adopted the Perfect Incentive Plan which will be adjusted by Perfect following the completion of the Business Combination. The Perfect Incentive Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, to employees, directors, agents, consultants or service providers of Perfect or its affiliates as selected by the administrator.
As of December 31, 2021, no options have been granted under the Perfect Incentive Plan to our directors, executive officers and other grantees.
Authorized Shares.   Subject to the adjustment provisions in the Perfect Incentive Plan, the maximum aggregate number of the Perfect Ordinary Shares that may be issued upon exercise of all options to be granted under the Perfect Incentive Plan shall be 5,311,310 Perfect Class A Ordinary Shares; up to 5,311,310 Perfect Class A Ordinary Shares may be issued under the Perfect Incentive Plan to participants who are citizens of the U.S., residents of the U.S. or are otherwise subject to the federal income tax laws of the U.S. (the “U.S. Taxpayer Participants”).
If an award of option should expire or become unexercisable for any reason without having been exercised in full, or if the Perfect Ordinary Shares are issued under the Perfect Incentive Plan and later forfeited to Perfect due to the failure to vest, the unissued or forfeited Perfect Incentive Plan that were subject thereto shall, unless the Perfect Incentive Plan shall have been terminated, continue to be or again be available for issuance pursuant to future awards and grants under the Perfect Incentive Plan.
Plan Administration.   Perfect’s Board or any senior officer(s) designated by Perfect’s Board from time to time will have authority to administer the Perfect Incentive Plan, and their decision (save as otherwise provided herein) shall be final and binding on all parties. Perfect’s Board shall have such powers and authorizations related to the administration of the Perfect Incentive Plan as are consistent with Perfect’s memorandum and articles of association and applicable laws. Perfect’s Board shall have the full power and authority to take all actions and to make all determinations required or provided for under the Perfect Incentive Plan, and to amend or terminate the Perfect Incentive Plan and adopt a new plan, as long as the participants’ economic interests that he or she would be otherwise entitled to are not materially adversely affected. If Perfect’s Board proposes any amendment to the Perfect Incentive Plan that will have a material adverse effect on the economic interest of the participants, such amendment will take effect after the approval of the option holders representing a majority of then-granted options.
Types of Awards.   The Perfect Incentive Plan permits the awards of options.
Eligibility.   Perfect’s employees, directors, agents, consultants or service providers of Perfect or its affiliates are eligible to participate in the Perfect Incentive Plan.
Grant Notices.   Awards of options granted under the Perfect Incentive Plan are evidenced by grant notices that set forth, consistent with the Perfect Incentive Plan, the terms, conditions and limitations for each award.
Conditions of Awards.   The administrator determines the provisions, terms and conditions of each award granted under the Perfect Incentive Plan, including, but not limited to, the vesting schedule, exercise price, exercise periods and any restriction or limitation regarding the awards.
Vesting Schedule.   Subject to exceptions in the event of retirement, death, or permanent injury due to occupational hazards during the employment as provided in the Perfect Incentive Plan, no options will be vested in the first two years from the grant date; following the end of such two-year period, 50% of the options will be vested; following the end of the third anniversary of the grant date, 75% of the options cumulatively will be vested; and on the date of the fourth anniversary of the grant date, 100% of the options cumulatively will be vested.
Exercise Price.   The exercise price will not be less than the par value per share. Notwithstanding the foregoing, exercise price of options granted to U.S. Taxpayer Participants who owns shares representing more than 10% of the voting power of all classes of shares of Perfect at the time of grant, the exercise price will be no less than 110% of the fair market value as determined pursuant to the Perfect Incentive Plan on the date of grant; and exercise price of options granted to any other U.S. Taxpayer Participants will be no less than 100% of such fair market value on the date of grant.
Exercise Period.   The term of each option will be five years from the grant date, subject to exceptions as provided in the Perfect Incentive Plan. Any options not exercised during the term will be cancelled and forfeited.
Non-Transferability of Awards.   Other than by will or the laws of descent and distribution, the participants may not sell, transfer, assign, pledge or otherwise dispose of any option granted under the Perfect Incentive Plan unless approved by the CEO or other senior officer(s) designated by the Board.
Dissolution or Liquidation.   In the event of the dissolution or liquidation of Perfect, each award will terminate immediately prior to the consummation of such action, unless otherwise determined by the CEO or other senior officer(s) designated by the Board.

Change in Control.   In the event of a change of control as defined in the Perfect Incentive Plan, each outstanding award (vested or unvested) will be treated as the CEO or other senior officer(s) designated by Perfect’s Board determines, which determination may be made without the consent of any participant and need not treat all outstanding awards (or portion thereof) in an identical manner. Such determination, without the consent of any participant, may provide (without limitation) for one or more of the following in the event of a change of control: (i) the termination or continuation of such outstanding awards by Perfect (if Perfect is the surviving corporation); (ii) the assumption of such outstanding awards by the surviving corporation or its parent; or (iii) the substitution by the surviving corporation or its parent of new options or equity awards for such awards. If the award is continued, Perfect’s Board, CEO or other senior officer(s) designated by Perfect’s Board may make further adjustments in accordance with the adjustment provisions under the Perfect Incentive Plan.
Termination.   The Perfect Incentive Plan has a term of ten years from December 13, 2021, being the date on which the Perfect Incentive Plan was approved and adopted by Perfect’s Board, after which no further options shall be granted, but the provisions of the Perfect Incentive Plan shall remain in full force and effect to the extent necessary to give effect to the exercise of any options granted prior thereto or otherwise as may be required in accordance with the provisions of the Perfect Incentive Plan.
Perfect’s Insurance and Indemnification
To the extent permitted under Cayman Islands law, Perfect is empowered to indemnify its directors against any liability they incur by reason of their directorship. Perfect plans to obtain directors’ and officers’ insurance to insure such persons against certain liabilities. Insofar as indemnification of liabilities arising under the Securities Act may be permitted to Perfect’s Board, executive officers or persons controlling us pursuant to the foregoing provisions, Perfect has been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

BENEFICIAL OWNERSHIP OF SECURITIES
Security Ownership of Certain Beneficial Owners and Management of Provident
The following table sets forth information regarding the beneficial ownership of Provident Ordinary Shares as of the date of this proxy statement/prospectus based on information obtained from the persons named below:
•
each person known by Provident to be the beneficial owner of more than 5% of outstanding Provident Ordinary Shares;

•
each of Provident’s executive officers and directors that beneficially owns Provident Ordinary Shares; and

•
all Provident’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Unless otherwise indicated, Provident believes that all persons named in the table have sole voting and investment power with respect to all Provident Ordinary Shares beneficially owned by them.
	Provident Class B Ordinary Shares(2)		Provident Class A Ordinary Shares
Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Voting Control
Provident Acquisition Holdings Ltd.(3)	5,327,500	92.65%	—	—	18.53%
WF Asian Reconnaissance Fund Limited	312,500	5.45%	—	—	1.09%
Winato Kartono	—	—	—	—	—
Michael Aw Soon Beng	—	—	—	—	—
Andrew Joseph (Andre) Hoffmann	—	—	—	—	—
Charles Mark Broadley	22,000	*	—	—	—
Kenneth W. Hitcher	22,000	*	—	—	—
John Mackay McCulloch Williamson	22,000	*	—	—	—
All officers, directors and director nominees as a group (six individuals)	66,000	1.15%	—	—	—

*
Less than 1%

(1)
Unless otherwise noted, the business address of each of the following is Unit 11C/D, Kimley Commercial Building, 142–146 Queen’s Road Central, Hong Kong.

(2)
Interests shown consist solely of Founder Shares, classified as Provident Class B Ordinary Shares. Immediately prior to the First Merger Effective Time, such shares issued and then outstanding will automatically be repurchased and cancelled by Provident in exchange for the issuance of such number of Provident Class A Ordinary Shares in accordance with the conversion ratio provided under Provident’s Articles (subject to adjustment pursuant to Provident’s Articles and the Sponsor Letter Agreement).

(3)
Provident Acquisition Holdings Ltd., our Sponsor, is the record holder of the shares reported herein. There are three directors of our Sponsor. Each director has one vote, and the approval of two of the three directors of Sponsor’s Board is required to approve an action of our Sponsor. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by two or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to our Sponsor. Based upon the foregoing analysis, no individual director of our Sponsor exercises voting or dispositive control over any of the securities held by our Sponsor, even those in which he directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares.

Security Ownership of Certain Beneficial Owners and Management of Perfect Corp.
The following table sets forth information regarding the expected beneficial ownership of Perfect Ordinary Shares immediately following the consummation of the Proposed Transactions by:
•
each person who is expected to beneficially own 5.0% or more of the outstanding Perfect Ordinary Shares;

•
each person who will become an executive officer or director of Perfect; and

•
all of those executive officers and directors of Perfect as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to, or the power to receive the economic benefit of ownership of, the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares that the person has the right to acquire within 60 days are included, including through the exercise of any option or other right or the conversion of any other security. However, these shares are not included in the computation of the percentage ownership of any other person. Each holder of Perfect Class A Ordinary Shares is entitled to one vote per share, and each holder of Perfect Class B Ordinary Shares is entitled to ten (10) votes per share.
The total number of Perfect Ordinary Shares expected to be outstanding after the consummation of the Business Combination will be (i) assuming a No Redemption Scenario, 139,914,998, consisting of 123,126,280 Perfect Class A Ordinary Shares (with none of the shares under Perfect Incentive Plan vested) and 16,788,718 Perfect Class B Ordinary Shares, and (ii) assuming a Maximum Redemption Scenario, 118,914,364, consisting of 102,125,646 Perfect Class A Ordinary Shares (with none of the shares under Perfect Incentive Plan vested) and 16,788,718 Perfect Class B Ordinary Shares. If the actual facts differ from these assumptions, these amounts will differ.
	Pre-Business Combination, FPA Investment and PIPE Investment			Post-Business Combination and PIPE Investment
	Ordinary Shares Beneficially Owned as of March 25, 2022			No Redemption Scenario(1)					Maximum Redemption Scenario(2)
	Pre-Closing Common Share Equivalents	% of total shares	Aggregate voting power †	Perfect Class A Ordinary Shares	% of Class ††	Perfect Class B Ordinary Shares	% of Class ††	% of voting power †††	Perfect Class A Ordinary Shares	% of Class ††	Perfect Class B Ordinary Shares	% of Class ††	% of voting power †††
Directors and Executive Officers Post-Business Combination
Alice H. Chang	94,828,094(3)	16.6%	16.6%	—	—	16,788,718(4)	100%	57.7%	—	—	16,788,718(4)	100%	62.2%
Wei-Hsin Tsen (Johnny Tseng)	4,873,200(5)	*%	*%	862,769	*%	—	—	*%	862,769	*%	—	—	*%
Weichuan (Wayne) Liu	2,130,000(5)	*%	*%	377,103	*%	—	—	*%	377,103	*%	—	—	*%
Pin-Jen (Louis) Chen	1,601,250(5)	*%	*%	283,491	*%	—	—	*%	283,491	*%	—	—	*%
Jau-Hsiung Huang	837,500(5)	*%	*%	148,274	*%	—	—	*%	148,274	*%	—	—	*%
Hsiao-Chuan (Iris) Chen	395,000(5)	*%	*%	69,932	*%	—	—	*%	69,932	*%	—	—	*%
Michael Aw	—	—	—	—	—	—	—	—	—	—	—	—	—
Jianmei Lyu	—	—	—	—	—	—	—	—	—	—	—	—	—
Meng-Shiou (Frank) Lee	—	—	—	—	—	—	—	—	—	—	—	—	—
Philip Tsao(6)	30,000	*%	*%	5,311	*%	—	—	*%	5,311	*%	—	—	*%
Chung-Hui (Christine) Jih	—	—	—	—	—	—	—	—	—	—	—	—	—
All directors and executive officers as a group	104,695,044	18.4%	18.4%	1,746,880	1.4%	16,788,718	100%	58.3%	1,746,880	1.7%	16,788,718	100%	62.8%
Five Percent or More Shareholders:
GOLDEN EDGE CO., LTD.	60,000,000(3)	10.5%	10.5%	—	—	10,622,620(4)	63.3%	36.5%	—	—	10,622,620(4)	63.3%	39.3%
DVDonet.com. Inc.	26,373,978(3)	4.6%	4.6%	—	—	4,669,346(4)	27.8%	16.0%	—	—	4,669,346(4)	27.8%	17.3%
CyberLink International .	207,072,995(7)	36.3%	36.3%	36,960,961(8)	30.0%	—	—	12.7%	36,960,961(8)	36.2%	—	—	13.7%
Taobao China Holding Limited	61,498,412(9)	10.8%	10.8%	10,887,904	8.8%	—	—	3.7%	10,887,904	10.7%	—	—	4.0%
GS Entities(10)(11)	45,557,609(10)	8.0%	8.0%	8,065,686(11)	6.6%	—	—	2.8%	8,065,686(11)	7.9%	—	—	3.0%
Provident Acquisition Holdings Ltd. (12)	—	—	—	4.891,467	4.0%	—	—	1.7%	4,891,467	4.8%	—	—	1.8%
Perfect AA Corp.	28,895,100(13)	5.1%	5.1%	5,115,694	4.2%	—	—	1.8%	5,115,694	5.0%	—	—	1.9%

*
Less than 1%.

†
For each person and group included in this column, percentage of voting power is calculated by dividing the voting power beneficially owned by such person or group by the voting power of all of Perfect’s common shares, Series A preferred shares, Series A-1 preferred shares, Series B preferred shares, Series C-1 preferred shares and Series C-2 preferred shares as a single class.

Each holder of Perfect’s common shares, Series A preferred shares, Series A-1 preferred shares, Series B preferred shares, Series C-1 preferred shares and Series C-2 preferred shares is entitled to one vote per share on all matters submitted to them for a vote.
††
Assuming none of the Perfect Class A Ordinary Shares under Perfect Incentive Plans has been granted.

†††
For each person and group included in this column, percentage of voting power is calculated by dividing the voting power beneficially owned by such person or group by the voting power of all of Perfect Class A Ordinary Shares and Perfect Class B Ordinary Shares. Each holder of Perfect Class A Ordinary Shares is entitled to one vote per share and each holder of Perfect Class B Ordinary Shares is entitled to ten votes per share on all matters submitted to them for a vote.

(1)
The post-Business Combination percentage of beneficial ownership of the Company is calculated based on 123,126,280 Perfect Class A Ordinary Shares and 16,788,718 Perfect Class B Ordinary Shares outstanding. Except as otherwise indicated, and subject to applicable community property laws, Perfect believes based on the information provided to the Company that the persons named in the table have sole voting and investment power with respect to all Class A ordinary shares and Class B ordinary shares shown as beneficially owned by such person.

(2)
The post-Business Combination percentage of beneficial ownership of the Company is calculated based 102,125,646 Perfect Class A Ordinary Shares and 16,788,718 Perfect Class B Ordinary Shares outstanding. This amount of outstanding shares assumes 21,000,634 Perfect Class A Ordinary Shares are redeemed.

(3)
Alice H. Chang beneficially owns (a) 60,000,000 common shares held by GOLDEN EDGE CO., LTD., a British Virgin Islands company in which Ms. Alice H. Chang has a controlling interest, (b) 21,000,000 common shares and 5,373,978 Series A-1 preferred shares held by DVDonet.com. Inc., a British Virgin Islands company wholly owned by World Speed Company Limited, which is a British Virgin Islands company wholly owned by Ms. Alice H. Chang, (c) 2,954,116 Series A-1 preferred shares held by World Speed Company Limited, a British Virgin Islands company wholly owned by Ms. Alice H. Chang and (d) 5,500,000 common shares held by Ms. Alice H. Chang. The registered office address of GOLDEN EDGE CO., LTD. is Palm Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands. The registered office address of DVDonet.com. Inc. is Palm Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands. The registered office address of World Speed Company Limited is Palm Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands.

(4)
Alice H. Chang beneficially owns (a) 10,622,620 Perfect Class B Ordinary Shares held by GOLDEN EDGE CO., LTD., a British Virgin Islands company in which Ms. Alice H. Chang has a controlling interest, (b) 4,669,346 Perfect Class B Ordinary Shares held by DVDonet.com. Inc., a British Virgin Islands company wholly owned by World Speed Company Limited, which is a British Virgin Islands company wholly owned by Ms. Alice H. Chang, (c) 523,008 Perfect Class B Ordinary Shares held by World Speed Company Limited, a British Virgin Islands company wholly owned by Ms. Alice H. Chang and (d) 973,744 Perfect Class B Ordinary Shares held by Ms. Alice H. Chang.

(5)
Represents common shares.

(6)
Represents common shares indirectly held by Philip Tsao through Perfect AA Corp.

(7)
Represents (a) 147,000,000 common shares, (b) 21,213,073 Series A preferred shares, (c) 23,098,680 Series A-1 preferred shares, (d) 9,773,153 Series B preferred shares and (e) 5,988,089 Series C-2 preferred shares held by Cyberlink International. The registered office address of CyberLink International is Palm Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands.

(8)
Represents (a) 36,660,961 Perfect Class A Ordinary Shares held by CyberLink International before the Closing and (b) 300,000 Perfect Class A Ordinary Shares held by CyberLink International pursuant to its PIPE investment in the Company.

(9)
Represents Series B preferred shares.

(10)
Represents (a) 13,016,596 Series C-1 Preferred Shares and 23,429,492 Series C-2 Preferred Shares held by Goldman Sachs Asia Strategic II Pte. Ltd., a private company limited by shares incorporated under the laws of Singapore (“GSAS II”), which is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc., (b) 2,135,884 Series C-1 Preferred Shares and 3,844,528 Series C-2 Preferred Shares held by StoneBridge 2020, L.P., a limited partnership formed and existing under the laws of the State of Delaware, United States (“StoneBridge 2020”), of which an affiliate of The Goldman Sachs Group, Inc. is the general partner, and (c) 1,118,265 Series C-1 Preferred Shares and 2,012,844 Series C-2 Preferred Shares held by StoneBridge 2020 Offshore Holdings II, L.P., an exempted limited partnership registered in the Cayman Islands (“StoneBridge 2020 II”, together with GSAS II and StoneBridge 2020, the “GS Entities”), of which an affiliate of The Goldman Sachs Group, Inc. is the general partner. The registered office address of GSAS II is 1 Raffles Link, #07-01, One Raffles Link, Singapore (039393). The registered office address of StoneBridge 2020 is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The registered office address of StoneBridge 2020 II is Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands. By virtue of the relationships among The Goldman Sachs Group, Inc. and the GS Entities, The Goldman Sachs Group, Inc. may be deemed a beneficial owner of the shares held by the GS Entities. The Goldman Sachs Group, Inc. disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein.

(11)
Represents (a) 6,452,549 Perfect Class A Ordinary Shares held by GSAS II, (b) 1,058,794 Perfect Class A Ordinary Shares held by StoneBridge 2020 and (c) 554,343 Perfect Class A Ordinary Shares held by StoneBridge 2020 II. By virtue of the relationships among The Goldman Sachs Group, Inc. and the GS Entities, The Goldman Sachs Group, Inc. may be deemed a beneficial owner of the shares held by the GS Entities. The Goldman Sachs Group, Inc. disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein.

(12)
Represents Perfect Class A Ordinary Shares that will be beneficially owned by Provident Acquisition Holdings Ltd. Provident Acquisition Holdings Ltd., the Sponsor, is the record holder of the shares reported herein. There are three directors of the Sponsor. Each director has one vote, and the approval of two of the three directors of the Sponsor’s Board is required to approve an action of the Sponsor. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by two or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to the Sponsor. Based upon the foregoing analysis, no individual director of the Sponsor exercises voting or dispositive control over any of the securities held by the Sponsor, even those in which he directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares.

(13)
Represents common shares. Perfect AA Corp. is the holding company that owns the shares of Perfect from the exercising of employee stock options. The registered office address of Perfect AA Corp. is Sea Meadow House, Blackburne Highway, P.O. Box 116, Road Town, Tortola, British Virgin Islands.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Agreements Related to the Business Combination
In connection with, and pursuant to, the Business Combination Agreement, certain agreements were entered into or are expected to be entered into between Perfect, Provident and certain related parties following the Business Combination. These agreements include:
•
Sponsor Letter Agreement (see the section entitled “Proposal No. 1—The Business Combination Proposal — Ancillary Agreements—Sponsor Letter Agreement”);

•
Perfect Shareholder Voting Agreement (see the section entitled “Proposal No. 1—The Business Combination Proposal —Ancillary Agreements—Perfect Shareholder Voting Agreement”);

•
Perfect Shareholder Lock-Up Agreement (see the section entitled “Proposal No. 1—The Business Combination Proposal —Ancillary Agreements—Perfect Shareholder Lock-Up Agreement”);

•
New Registration Rights Agreement (see the section entitled “Proposal No. 1—The Business Combination Proposal —Ancillary Agreements—New Registration Rights Agreement”); and

•
Subscription Agreements (see the section entitled “Proposal No. 1—The Business Combination Proposal —Ancillary Agreements—Subscription Agreements—PIPE Investment”).

Certain Relationship and Related Party Transactions—Provident
Founder Shares
On October 28, 2020, the Sponsor paid $25,000, or approximately $0.004 per share, to cover certain offering costs in consideration for 5,750,000 Class B ordinary shares, par value $0.0001 (the “Founder Shares”). Up to 750,000 Founder Shares are subject to forfeiture by the Sponsor depending on the extent to which the underwriters’ over-allotment option is exercised and excluding any adjustment to the outstanding Class B ordinary shares related to the Forward Purchase Agreements described below. On January 12, 2021, the underwriters exercised their over-allotment option in full hence, 750,000 Founder Shares were no longer subject to forfeiture.
On January 5, 2021, the Sponsor transferred an aggregate of 110,000 of its Founder Shares, or 22,000 each to (i) Provident’s independent director for their board service and (ii) Provident’s advisory board members for their advisory service. In addition, in connection with entering into the Forward Purchase Agreement with WF Asian Reconnaissance Fund Limited (“Ward Ferry”), on January 12, 2021, the Sponsor transferred to Ward Ferry an aggregate of 312,500 Founder Shares for no cash consideration. These Class B ordinary shares transferred are currently charged as expenses in Provident’s financial statements.
The Initial Shareholders have agreed not to transfer, assign or sell any of their Founder Shares and any Class A ordinary shares issuable upon conversion thereof until the earlier to occur of: (i) one year after the completion of the initial Business Combination, or (ii) the date on which Provident completes a liquidation, merger, share exchange or other similar transaction after the initial Business Combination that results in all of Provident’s shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property; except to certain permitted transferees and under certain circumstances (the “lock-up”). Notwithstanding the foregoing, if the closing price of Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading-day period commencing at least 150 days after the initial Business Combination, or if Provident consummates a transaction after the initial Business Combination, which results in Provident’s shareholders having the right to exchange their shares for cash, securities or other property, the Founder Shares will be released from the lock-up.
Forward Purchase Agreement
Prior to the Initial Public Offering, Provident entered into Forward Purchase Agreements pursuant to which the FPA Investors, including Aventis Star Investments Limited, an affiliate of the Sponsor and Provident Group, agreed to purchase an aggregate of 5,500,000 Provident Class A ordinary shares, plus 2,750,000 redeemable warrants, for a purchase price of $10.00 per Provident Class A ordinary share, as applicable, or $55,000,000 in the aggregate, in a private placement to close concurrently with the closing of the initial business combination. The FPA Investors will have redemption rights with respect to any Public Shares they own. The forward purchase warrants will have the same terms as Public warrants. See “Provident’s Business—Forward Purchase Agreements—FPA Investment”.
The Forward Purchase Agreements also provide that the FPA Investors are entitled to registration rights with respect to their (A) Forward Purchase Shares and Class A ordinary shares underlying the Forward Purchase Warrants and Founder Shares, as applicable, and (B) any other Provident Class A Ordinary Shares or Provident Warrants acquired by the FPA Investors, including any time after the completion of the initial business combination.
Promissory Note—Related Party
On October 28, 2020, Provident issued an unsecured promissory note to the Sponsor, pursuant to which Provident may borrow up to $250,000 to be used for a portion of the expenses of the IPO. These loans are non-interest-bearing, unsecured and due at the earlier of December 31, 2021 or the closing of the IPO. On January 15, 2021, Provident repaid $82,301 to the Sponsor. As of December 31, 2021 and December 31, 2020, the total amount borrowed under the promissory note was $0 and $82,668, respectively.
Working Capital Loans
In addition, in order to finance transaction costs in connection with an intended Business Combination, the Sponsor will provide financial support and may loan Provident funds as may be required (“Working Capital Loans”). If Provident completes the initial Business Combination, Provident would repay the Working Capital Loans. In the event that the initial Business Combination does not close, Provident may use a portion of the working capital held outside the Trust Account to repay the Working Capital Loans, but no proceeds from the Trust Account would be used to repay the Working Capital Loans. Up to $1,500,000 of such Working Capital Loans may be convertible into Private Placement Warrants at a price of $1.00 per warrant at the option of the lender. Such warrants would be identical to the Private Placement Warrants. As of December 31, 2021 and December 31, 2020, no Working Capital Loans were outstanding.
Administrative Service Fee
Provident has agreed, commencing on the date the securities of Provident are first listed on the Nasdaq (the “Listing Date”), to pay the Sponsor up to $10,000 per month for office space, utilities, and secretarial and administrative support services provided to members of Provident’s management team. Upon completion of the initial Business Combination or Provident’s liquidation, Provident will cease paying these monthly fees. For the period from January 7, 2021 (the “Effective Date”) to December 31, 2021, Provident incurred $15,500 in expenses in connection with such services for the period from the Effective Date through December 31, 2021, as reflected in the accompanying statements of operations. As of December 31, 2021, there is no outstanding administrative service fees payable due to the Sponsor.
Certain Relationships and Related Party Transactions—Perfect
Employment Agreements and Indemnification Agreements
See “Executive Compensation—Perfect’s Employment Agreements”.
Share Incentive Plan
See “Executive Compensation—Perfect Incentive Plan”.
Shareholders Agreement
Perfect, certain of its shareholders and Alice H. Chang entered into the Second Amended and Restated Shareholders Agreement on December 18, 2020 (the “SHA”), which was further amended by Amendment No. 1 to the Second Amended and Restated Shareholders Agreement of Perfect Corp. on October 5, 2021. A copy of the SHA and its amendment is filed herewith as Exhibit 10.15 and 10.16, respectively. The SHA will terminate upon the consummation of the Business Combination. According to the SHA and its amendment, the Fourth Amended and Restated Memorandum and Articles of Association of Perfect shall provide that, subject to certain requirements of shareholding percentage, each of (i) Ningbo New Summit Private Equity Fund I L.P., (ii) Taobao China Holdings Limited, (iii) CyberLink International, and (iv) Goldman Sachs (as defined in the SHA, comprising of Goldman Sachs Asia Strategic II Pte. Ltd., StoneBridge 2020, L.P. and StoneBridge 2020 Offshore Holdings II, L.P.) may appoint one (1) director. Such director appointment rights were reflected in the Fourth Amended and Restated Memorandum and Articles of Association of Perfect as well as the Fifth Amended and Restated Memorandum and Articles of Association of Perfect. Upon the consummation of the Business Combination, Perfect will adopt the Sixth Amended and Restated Memorandum and Articles of Association of Perfect which no longer contains such rights.
Other Related Party Transactions with CyberLink and Its Subsidiaries
Licensing Agreements
Cross License Agreement—MakeupDirector
Perfect has entered into a cross license agreement dated July 1, 2016, automatically renewed on July 1, 2019, with CyberLink (the “MakeupDirector Cross License Agreement”). Pursuant to the MakeupDirector Cross License  Agreement, (i) Perfect grants to (a) CyberLink a non-exclusive and non-transferable license to use Perfect’s digital makeover technology and (b) CyberLink and CyberLink MakeupDirector users non-exclusive access to the contents and features of Beauty Circle, a beauty social platform owned by Perfect; and (ii) CyberLink grants to Perfect a non-exclusive and non-transferable worldwide license to (a) distribute CyberLink’s MakeupDirector software to users of Perfect’s mobile apps and (b) advertise for certain Perfect software applications within certain CyberLink’s software and websites as specified under the MakeupDirector Cross License Agreement. No cash consideration is payable under the MakeupDirector Cross License Agreement. Each of Perfect and CyberLink receives its consideration for its license to the other party from the license that the other party grants to it. The term of the MakeupDirector Cross License Agreement is three (3) years starting from July 1, 2016 and shall be automatically renewed for an additional three (3) years, subject to written notice of termination by either party at least one (1) year prior to renewal of the term.
Cross License Agreement and Assignment Agreement—PerfectCam
Perfect has entered into a cross license agreement dated August 8, 2017, renewed on January 1, 2021, with CyberLink (the “PerfectCam Cross License Agreement”). Pursuant to the PerfectCam Cross License Agreement, (i) Perfect grants to CyberLink a non-exclusive and non-transferable worldwide license to use its AR technology of facial feature detection and makeup generation to be embedded into CyberLink’s PerfectCam software (“PerfectCam”), and CyberLink may sublicense its own developed software development kit of PerfectCam derived from Perfect’s AR technology to its customers and other third parties; and (ii) CyberLink grants to Perfect a non-exclusive and non-transferable worldwide license to use, reproduce, distribute and sell PerfectCam and derivative work created and developed by or on behalf of CyberLink based on the AR technology provided by Perfect under the PerfectCam Cross License Agreement. CyberLink shall share twenty-five percent (25%) of the net revenue from the sales of PerfectCam and fifty percent (50%) of the net revenue from the sublicense of the software development kit of PerfectCam. The term of the PerfectCam Cross License Agreement is three (3) years starting from August 8, 2017 and shall be automatically renewed for an additional three (3) years, subject to written notice of termination by either party at least one (1) year prior to renewal of the term.
On January 1, 2018, Perfect, Perfect Mobile Corporation (“Perfect Taiwan”), a wholly owned subsidiary of Perfect, and CyberLink entered into an assignment agreement, pursuant to which Perfect agreed to assign all its rights and obligations under the PerfectCam Cross License Agreement to Perfect Taiwan, and as a result, Perfect was released of any liabilities and Perfect Taiwan undertook all the rights and obligations under the PerfectCam Cross License Agreement.
License Agreement—YouCam
Perfect Taiwan has entered into a license agreement (the “YouCam License Agreement”), dated November 30, 2019, with CyberLink. Pursuant to the YouCam License Agreement, Perfect Taiwan grants to CyberLink a non-exclusive, non-transferable and non-sublicensable worldwide license to use its AR technology to be embedded into CyberLink’s YouCam software (“YouCam”) and the software development kit of YouCam. CyberLink shall pay to Perfect Taiwan (i) a royalty calculated based on twelve percent (12%) of net revenue of sales of YouCam and (ii) a royalty fee of $1 for each copy of YouCam sold. The term of the YouCam License Agreement is three (3) years starting from November 30, 2019 and shall be automatically renewed for an additional one (1) year, subject to written notice of termination by either party at least one (1) year prior to renewal of the term.
Services Outsourcing Agreement
Perfect Taiwan has entered into a services outsourcing agreement (the “Services Outsourcing Agreement”) dated January 1, 2019 with CyberLink, pursuant to which CyberLink agrees to provide support and assistance in legal services, network infrastructure and equipment maintenance services, marketing activity support and employee training programs to Perfect Taiwan for an hourly rate of NTD1,000, NTD900, NTD750, and NTD700, respectively. The term of the Services Outsourcing Agreement is one (1) year starting from January 1, 2019 and shall be automatically renewed for an additional one (1) year at each anniversary, subject to written notice of termination by either party at least 30 days prior to the expiry of the relevant term.
Rental Agreements
Perfect Taiwan entered in a property lease agreement (the “Taiwan Property Lease Agreement”) with CyberLink for an annual rental of NTD538,842, dated June 1, 2017, to lease premises for use as offices (the “Office Leases”) for two years starting from June 1, 2017. The rental was paid to CyberLink on a monthly basis. On June 1, 2019 and June 1, 2021, respectively, Perfect Taiwan renewed the Office Leases on the same terms as those of the 2017 Taiwan Property Lease Agreement.
Perfect Corp. (Japan), a wholly owned subsidiary of Perfect organized and existing under the laws of Japan (“Perfect Japan”), has entered into an office sharing agreement (the “Japan Office Sharing Agreement”), dated January 1, 2020, as amended on June 1, 2021, with CyberLink Inc., a wholly owned subsidiary of CyberLink organized and existing under the laws of Japan (“CyberLink Japan”), to share a portion of CyberLink Japan’s premises for a monthly sharing fee of JPY805,407 for one (1) year starting from January 1, 2020 and shall be automatically renewed for an additional one (1) year at each anniversary, subject to written notice of termination by either party at least 30 days prior to the expiry of the relevant term. The rent was paid to CyberLink Japan on a quarterly basis. On June 1, 2021, Perfect Japan entered into amendment to the Japan Office Sharing Agreement, pursuant to which the monthly sharing fee was changed from JPY805,407 to JPY978,128.
Director and Officer Indemnification
Perfect’s Articles that will be in effect upon completion of the Proposed Transactions provide for indemnification of our officers and directors, including for any liability incurred in their capacities as such, except through their willful default or neglect. In connection with the Closing, Perfect intends to enter into indemnification agreements with each post-Closing director and executive officer of Perfect.

DESCRIPTION OF PERFECT’S SECURITIES
A summary of the material provisions governing Perfect’s share capital immediately following consummation of the Business Combination is described below. This summary is not complete and should be read together with Perfect’s Articles, a copy of which is appended to this proxy statement/prospectus as Annex B.
Perfect is a Cayman Islands exempted company with limited liability, and immediately following consummation of the Business Combination, its affairs will be governed by Perfect’s Articles, the Companies Act, and the common law of the Cayman Islands.
Perfect’s authorized share capital consists of 820,000,000 Perfect Ordinary Shares of a par value of $0.10 each, consisting of 700,000,000 Perfect Class A Ordinary Shares, 90,000,000 Perfect Class B Ordinary Shares and 30,000,000 Perfect Blank Check Shares. All Perfect Ordinary Shares issued and outstanding at the consummation of the Business Combination will be fully paid and non-assessable.
Perfect’s Articles will become effective upon the consummation of the Business Combination. The following are summaries of the material provisions of Perfect’s Articles and the Companies Act insofar as they relate to the material terms of the Perfect Ordinary Shares.
Ordinary Shares
Voting Rights
Subject to different rules applied to the situation of variations of rights of shares (as illustrated below), holders of Perfect Ordinary Shares shall at all times vote together as one class on all resolutions submitted to a vote by the shareholders. Each Perfect Class B Ordinary Share shall entitle the holder thereof to ten votes on all matters subject to vote at general meetings of Perfect, and each Perfect Class A Ordinary Share shall entitle the holder thereof to one vote on all matters subject to vote at general meetings of Perfect. Notwithstanding the above, when the rights attached to a single class may be materially adversely affected, the holders of the shares of that class shall vote at a separate meeting to pass an ordinary resolution, or provide the consent in writing.
Conversion Between Perfect Class A Ordinary Shares and Perfect Class B Ordinary Shares
Each Perfect Class B Ordinary Share is convertible into one Perfect Class A Ordinary Share at any time at the option of the holder thereof. Each Perfect Class B Ordinary Share shall, automatically and immediately, without any further action from the holder thereof, convert into one Perfect Class A Ordinary Share when it ceases being beneficially owned by DVDOnet.com. Inc., Golden Edge Co., Ltd., World Speed Company Limited or Alice H. Chang. Perfect Class A Ordinary Shares are not convertible into Perfect Class B Ordinary Shares under any circumstances.
Dividends
The directors may from time to time declare dividends (including interim dividends) and other distributions on our shares in issue and authorize payment of the same out of the funds of Perfect lawfully available therefor.
In addition, the shareholders of Perfect may declare dividends by ordinary resolution, but no dividend may exceed the amount recommended by the directors. Under the laws of the Cayman Islands, dividends may be paid out of either profit or share premium account; provided that in no circumstances may a dividend be paid if this would result in the Company being unable to pay its debts as they fall due in the ordinary course of business.
Liquidation
On a winding-up, holders of Perfect Shares will be entitled to participate in any surplus assets in proportion to the capital paid up at the commencement of the winding up on the shares held by them respectively.

Transfer of Shares
Subject to Perfect’s Articles and the Designated Stock Exchange Rules (as defined in Perfect’s Articles) or any relevant securities laws, any shareholder may transfer all or any shares by an instrument of transfer in a usual or common form or in a form prescribed by the Designated Stock Exchange or in any other form approved by the directors and may be under hand or, if the transferor or transferee is a clearing house or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as Perfect’s Directors may approve from time to time.
The instrument of transfer of any Perfect Share shall be executed by or on behalf of the transferor and transferee, and the transferor shall be deemed to remain a holder of the Perfect Share until the name of the transferee is entered in the Register of Members in respect thereof.
Subject to the Designated Stock Exchange Rules on which the Perfect Shares in question may be listed and to any rights and restrictions for the time being attached to any Perfect Share, the directors may, in their absolute discretion and without assigning any reason therefor, decline to register any transfer of Perfect Shares to a person of whom they do not approve. For the avoidance of doubt, the directors may decline to register any transfer of a Perfect Share if such transfer would breach or cause a breach of: (i) the Designated Stock Exchange Rules on which the Perfect Shares may be listed; or (ii) applicable law or regulation at such times and for such periods as the directors may from time to time determine.
a)
The directors may decline to recognize any instrument of transfer unless (x) a fee not exceeding one dollar is paid to Perfect in respect thereof, and (y) the instrument of transfer is accompanied by the certificate of the Perfect Shares to which it relates, and such other evidence as the directors may reasonably require to show the right of the transferor to make the transfer.

b)
If the directors refuse to register a transfer of Perfect Shares, they shall, within one month after the date on which the transfer was lodged with Perfect, send to the transferee notice of the refusal.

Calls on Shares and Forfeiture of Shares
The directors may from time to time make calls upon the shareholders in respect of any moneys unpaid on their Perfect Shares provided that no call shall be payable earlier than one month from the last call. Any Perfect Shares that have been called upon and remain unpaid are, after a notice period, subject to forfeiture.
Redemption and Repurchase of Shares
Perfect may issue shares on terms that such shares are subject to redemption, at its option or at the option of the holders of these shares, on such terms and in such manner as may be determined, before the issue of such shares, by Perfect’s Board or by shareholders by special resolution. Perfect may also repurchase any of its shares on such terms and in such manner as have been approved by Perfect’s Board or by an ordinary resolution of its shareholders. Under the Companies Act, the redemption or repurchase of any share may be paid out of Perfect’s profits or out of the proceeds of a new issue of shares made for the purpose of such redemption or repurchase, or out of capital (including share premium account and capital redemption reserve) if Perfect can, immediately following such payment, pay its debts as they fall due in the ordinary course of business. In addition, under the Companies Act, no such share may be redeemed or repurchased (a) unless it is fully paid up, (b) if such redemption or repurchase would result in there being no shares outstanding or (c) if Perfect has commenced liquidation. In addition, Perfect may accept the surrender of any fully paid share for no consideration.
Variations of Rights of Shares
Whenever the capital of Perfect is divided into different classes, the rights attached to any such class may, subject to any rights or restrictions for the time being attached to any class, only be materially adversely varied with the consent in writing of the holders of the majority of the issued and outstanding shares of that class or with the sanction of an ordinary resolution passed at a separate meeting of the holders of the shares of that class. The directors may treat all the classes or any two or more classes as forming one class if they consider that all such classes would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes.

Summary of the Companies Act
The Companies Act permits a company to issue ordinary shares, preference shares, redeemable shares or any combination thereof.
The Companies Act provides that where a company issues shares at a premium, whether for cash or otherwise, a sum equal to the aggregate amount of the value of the premia on those shares shall be transferred to an account called the “share premium account.” At the option of a company, these provisions may not apply to premia on shares of that company allotted pursuant to any arrangement in consideration of the acquisition or cancellation of shares in any other company and issued at a premium. The Companies Act provides that the share premium account may be applied by a company, subject to the provisions, if any, of its memorandum and articles of association, in such manner as the company may from time to time determine, including, but without limitation:
•
paying distributions or dividends to members;

•
paying up unissued shares of the company to be issued to members as fully paid bonus shares;

•
in the redemption and repurchase of shares (subject to the provisions of section 37 of the Companies Act);

•
writing-off the preliminary expenses of the company;

•
writing-off the expenses of, or the commission paid or discount allowed on, any issue of shares or debentures of the company; and

•
providing for the premium payable on redemption or purchase of any shares or debentures of the company.

No distribution or dividend may be paid to members out of the share premium account unless immediately following the date on which the distribution or dividend is proposed to be paid, the company will be able to pay its debts as they fall due in the ordinary course of business.
The Companies Act provides that, subject to confirmation by the Grand Court of the Cayman Islands, a company limited by shares or a company limited by guarantee and having a share capital may, if so authorized by its articles of association, by special resolution reduce its share capital in any way.
Subject to the detailed provisions of the Companies Act, a company limited by shares or a company limited by guarantee and having a share capital may, if so authorized by its articles of association, issue shares which are to be redeemed or are liable to be redeemed at the option of the company or a shareholder. In addition, such a company may, if authorized to do so by its articles of association, purchase its own shares, including any redeemable shares. The manner of such a purchase must be authorized either by the articles of association or by an ordinary resolution of the company. The articles of association may provide that the manner of purchase may be determined by the directors of the company. At no time may a company redeem or purchase its shares unless they are fully paid. A company may not redeem or purchase any of its shares if, as a result of the redemption or purchase, there would no longer be any member of the company holding shares. A payment out of capital by a company for the redemption or purchase of its own shares is not lawful unless immediately following the date on which the payment is proposed to be made, the company shall be able to pay its debts as they fall due in the ordinary course of business.
Warrants
If the Proposed Transactions are completed, the Public Warrants, the Private Placement Warrants, and the Forward Purchase Warrants will convert automatically into Perfect Warrants to purchase Perfect Ordinary Shares. The following provides a summary of the material provisions governing the Perfect Warrants.
Perfect Warrants to be issued in exchange for Public Warrants and Forward Purchase Warrants
Each whole Perfect Warrant entitles the registered holder to purchase one Perfect Class A Ordinary Share at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing 30 days after the Closing, except as discussed in the immediately succeeding paragraph. Pursuant to the

Warrant Agreement, as amended by the Assignment, Assumption and Amendment Agreement, a warrant holder may exercise its Perfect Warrants only for a whole number of Perfect Class A Ordinary Shares. This means only a whole Perfect Warrant may be exercised at a given time by a warrant holder. The Perfect Warrants will expire five years after the Closing, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.
Perfect will not be obligated to deliver any Perfect Class A Ordinary Shares pursuant to the exercise of a Perfect Warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Perfect Class A Ordinary Shares underlying the Perfect Warrants is then effective and a prospectus relating thereto is current, subject to Perfect satisfying its registration obligations. No Perfect Warrant will be exercisable and Perfect will not be obligated to issue a Perfect Class A Ordinary Share upon exercise of a Perfect Warrant unless such Perfect Class A Ordinary Share issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the Perfect Warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a Perfect Warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event will Perfect be required to net cash settle any Perfect Warrant.
Perfect has agreed that as soon as practicable, but in no event later than thirty (30) business days after the Closing, Perfect will use its reasonable best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the Perfect Class A Ordinary Shares issuable upon exercise of the Perfect Warrants to be issued in exchange for the Forward Purchase Warrants. Perfect will use its reasonable best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration or redemption of such Perfect Warrants in accordance with the provisions of the Warrant Agreement, as amended by the Assignment, Assumption and Amendment Agreement. If a registration statement covering the Perfect Class A Ordinary Shares issuable upon exercise of Perfect Warrants is not effective by the sixtieth (60th) business day after the Closing, warrant holders may, until such time as there is an effective registration statement and during any period when Perfect will have failed to maintain an effective registration statement, exercise Perfect Warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption.
Notwithstanding the above, if Perfect Class A Ordinary Shares are at the time of any exercise of a Perfect Warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, Perfect may, at its option, require holders of Perfect Warrants issued in exchange for Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act, and in the event Perfect so elects, it will not be required to file or maintain in effect a registration statement, and in the event Perfect does not so elect, it will use its reasonable best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. In such event, each holder would pay the exercise price by surrendering each such warrant for that number of Perfect Class A Ordinary Shares equal to the lesser of (A) the quotient obtained by dividing (x) the product of the number of Perfect Class A Ordinary Shares underlying the warrants, multiplied by the excess of the “fair market value” less the exercise price of the warrants by (y) the fair market value and (B) 0.361. The “fair market value” shall mean the volume weighted average price of the Perfect Class A Ordinary Shares for the 10 trading days ending on the trading day prior to the date on which the notice of exercise is received by the warrant agent.
Redemptions of warrants when the price per Perfect Class A Ordinary Share equals or exceeds $18.00. Once the Perfect Warrants become exercisable, Perfect may redeem the outstanding Perfect Warrants (except as described herein with respect to the Perfect Warrants issued in exchange for the Private Placement Warrants):
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
upon not less than 30 days’ prior written notice of redemption to each warrant holder; and

•
if, and only if, the last reported sale price of the Perfect Class A Ordinary Shares for any 20 trading days within a 30-trading day period ending three business days before Perfect sends the notice of redemption to the warrant holders (the “Reference Value”) equals or exceeds $18.00 per share (as adjusted for share sub-divisions, share dividends, reorganizations, recapitalizations and the like).
If and when the Perfect Warrants become redeemable by Perfect, it may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws. However, Perfect will not redeem the Perfect Warrants unless an effective registration statement under the Securities Act covering the Perfect Class A Ordinary Shares issuable upon exercise of the Perfect Warrants is effective and a current prospectus relating to those Perfect Class A Ordinary Shares is available throughout the 30-day redemption period.
If the foregoing conditions are satisfied and Perfect issues a notice of redemption of the Perfect Warrants, each warrant holder will be entitled to exercise his, her or its Perfect Warrants prior to the scheduled redemption date. Any such exercise would not be done on a “cashless” basis and would require the exercising warrant holder to pay the exercise price for each Perfect Warrant being exercised. However, the price of the Perfect Class A Ordinary Shares may fall below the $18.00 redemption trigger price (as adjusted for share sub-divisions, share dividends, reorganizations, recapitalizations and the like) as well as the $11.50 (for whole shares) warrant exercise price after the redemption notice is issued.
Redemption of warrants when the price per Perfect Class A Ordinary Share equals or exceeds $10.00. Once the Perfect Warrants become exercisable, Perfect may redeem the outstanding warrants:
•
in whole and not in part;

•
at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption; provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares determined by reference to the table below, based on the redemption date and the “fair market value” of Perfect Class A Ordinary Shares;

•
if, and only if, the Reference Value equals or exceeds $10.00 per share (as adjusted for share sub-divisions, share dividends, reorganizations, recapitalizations and the like); and

•
if the Reference Value is less than $18.00 per share (as adjusted for share sub-divisions, share dividends, reorganizations, recapitalizations and the like), the Perfect Warrants issued in exchange for the Private Placement Warrants must also be concurrently called for redemption on the same terms as the outstanding Perfect Warrants issued in exchange for the Public Warrants, as described above.

The numbers in the table below represent the number of Perfect Class A Ordinary Shares that a warrant holder will receive upon exercise in connection with a redemption by Perfect pursuant to this redemption feature, based on the “fair market value” of Perfect Class A Ordinary Shares on the corresponding redemption date (assuming holders elect to exercise their Perfect Warrants and such warrants are not redeemed for $0.10 per warrant), determined based on the volume-weighted average price of Perfect Class A Ordinary Shares as reported during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of warrants, and the number of months that the corresponding redemption date precedes the expiration date of the warrants, each as set forth in the table below. Perfect will provide its warrant holders with the final fair market value no later than one business day after the 10-trading-day period described above ends.
The share prices set forth in the column headings of the table below will be adjusted as of any date on which the number of shares issuable upon exercise of a warrant is adjusted as set forth in the first three paragraphs under the heading “—Anti-dilution Adjustments” below. The adjusted share prices in the column headings will equal the share prices immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the number of shares deliverable upon exercise of a warrant immediately prior to such adjustment and the denominator of which is the number of shares deliverable upon exercise of a warrant as so adjusted. The number of shares in the table below shall be adjusted in the same manner and at the same time as the number of shares issuable upon exercise of a warrant.

Redemption Date (period to expiration of warrants)
	Fair Market Value of Perfect Class A Ordinary Shares
	<$10.00	$11.00	$12.00	$13.00	$14.00	$15.00	$16.00	$17.00	>$18.00
60 months	0.261	0.281	0.297	0.311	0.324	0.337	0.348	0.358	0.361
57 months	0.257	0.277	0.294	0.310	0.324	0.337	0.348	0.358	0.361
54 months	0.252	0.272	0.291	0.307	0.322	0.335	0.347	0.357	0.361
51 months	0.246	0.268	0.287	0.304	0.320	0.333	0.346	0.357	0.361
48 months	0.241	0.263	0.283	0.301	0.317	0.332	0.344	0.356	0.361
45 months	0.235	0.258	0.279	0.298	0.315	0.330	0.343	0.356	0.361
42 months	0.228	0.252	0.274	0.294	0.312	0.328	0.342	0.355	0.361
39 months	0.221	0.246	0.269	0.290	0.309	0.325	0.340	0.354	0.361
36 months	0.213	0.239	0.263	0.285	0.305	0.323	0.339	0.353	0.361
33 months	0.205	0.232	0.257	0.280	0.301	0.320	0.337	0.352	0.361
30 months	0.196	0.224	0.250	0.274	0.297	0.316	0.335	0.351	0.361
27 months	0.185	0.214	0.242	0.268	0.291	0.313	0.332	0.350	0.361
24 months	0.173	0.204	0.233	0.260	0.285	0.308	0.329	0.348	0.361
21 months	0.161	0.193	0.223	0.252	0.279	0.304	0.326	0.347	0.361
18 months	0.146	0.179	0.211	0.242	0.271	0.298	0.322	0.345	0.361
15 months	0.130	0.164	0.197	0.230	0.262	0.291	0.317	0.342	0.361
12 months	0.111	0.146	0.181	0.216	0.250	0.282	0.312	0.339	0.361
9 months	0.090	0.125	0.162	0.199	0.237	0.272	0.305	0.336	0.361
6 months	0.065	0.099	0.137	0.178	0.219	0.259	0.296	0.331	0.361
3 months	0.034	0.065	0.104	0.150	0.197	0.243	0.286	0.326	0.361
0 months	—	—	0.042	0.115	0.179	0.233	0.281	0.323	0.361
The exact fair market value and redemption date may not be set forth in the table above, in which case, if the fair market value is between two values in the table or the redemption date is between two redemption dates in the table, the number of Perfect Class A Ordinary Shares to be issued for each Perfect Warrant exercised will be determined by a straight-line interpolation between the number of shares set forth for the higher and lower fair market values and the earlier and later redemption dates, as applicable, based on a 365- or 366-day year, as applicable. For example, if the volume-weighted average price of Perfect Class A Ordinary Shares as reported during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of the Perfect Warrants is $11.00 per share, and at such time there are 57 months until the expiration of the Perfect Warrants, holders may choose to, in connection with this redemption feature, exercise their Perfect Warrants for 0.277 Perfect Class A Ordinary Shares for each whole Perfect Warrant. For an example where the exact fair market value and redemption date are not as set forth in the table above, if the volume-weighted average price of Perfect Class A Ordinary Shares as reported during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of the Perfect Warrants is $13.50 per share, and at such time there are 38 months until the expiration of the Perfect Warrants, holders may choose to, in connection this redemption feature, exercise their Perfect Warrants for 0.298 Class A ordinary shares for each whole Perfect Warrant. In no event will the Perfect Warrants be exercisable in connection with this redemption feature for more than 0.361 Perfect Class A Ordinary Shares per Perfect Warrant (subject to adjustment).
This redemption feature is structured to allow for all of the outstanding Perfect Warrants to be redeemed when the Perfect Class A Ordinary Shares are trading at or above $10.00 per share, which may be at a time when the trading price of Perfect Class A Ordinary Shares is below the exercise price of the Perfect Warrants. This redemption feature was established to provide Perfect with the flexibility to redeem the Perfect Warrants without the Perfect Warrants having to reach the $18.00 per share threshold set forth above under “Description of Perfect’s Securities—Warrants—Redemptions of warrants when the price per Perfect Class A Ordinary Share equals or exceeds $18.00.”
As stated above, Perfect can redeem the Perfect Warrants when the Perfect Class A Ordinary Shares are trading at a price starting at $10.00, which is below the exercise price of $11.50, because it will provide certainty with respect to its capital structure and cash position while providing warrant holders with the opportunity to exercise their Perfect Warrants on a cashless basis for the applicable number of shares. If Perfect chooses to redeem the Perfect Warrants when the Perfect Class A Ordinary Shares are trading at a price below the exercise price of the Perfect Warrants, this could result in the warrant holders receiving fewer Perfect Class A Ordinary Shares than they would have received if they had chosen to wait to exercise their Perfect Warrants for Perfect Class A Ordinary Shares if and when such Perfect Class A Ordinary Shares were trading at a price higher than the exercise price of $11.50.
Redemption Procedures. A holder of a Perfect Warrant may notify Perfect in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 4.9% or 9.8% (as specified by the holder) of the Perfect Class A Ordinary Shares issued and outstanding immediately after giving effect to such exercise.
Anti-Dilution Adjustments. If the number of outstanding Perfect Class A Ordinary Shares is increased by a capitalization or share dividend payable in Perfect Class A Ordinary Shares, or by a split-up of ordinary shares or other similar event, then, on the effective date of such capitalization or share dividend, split-up or similar event, the number of Perfect Class A Ordinary Shares issuable on exercise of each Perfect Warrant will be increased in proportion to such increase in the outstanding Perfect Class A Ordinary Shares. A rights offering to holders of ordinary shares entitling holders to purchase Perfect Class A Ordinary Shares at a price less than the “historical fair market value” (as defined below) will be deemed a share dividend of a number of Perfect Class A Ordinary Shares equal to the product of (i) the number of Perfect Class A Ordinary Shares actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Perfect Class A Ordinary Shares) and (ii) one minus the quotient of (x) the price per Perfect Class A Ordinary Share paid in such rights offering and (y) the historical fair market value. For these purposes, (i) if the rights offering is for securities convertible into or exercisable for Perfect Class A Ordinary Shares, in determining the price payable for Perfect Class A Ordinary Shares, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) “historical fair market value” means the volume-weighted average price of Perfect Class A Ordinary Shares as reported during the 10 trading day period ending on the trading day prior to the first date on which the Perfect Class A Ordinary Shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.
In addition, if Perfect, at any time while the Perfect Warrants are outstanding and unexpired, pays a dividend or makes a distribution in cash, securities or other assets to the holders of Perfect Class A Ordinary Shares on account of such Perfect Class A Ordinary Shares (or other securities into which the Perfect Warrants are convertible), other than (a) as described above, or (b) any cash dividends or cash distributions which, when combined on a per share basis with all other cash dividends and cash distributions paid on the Perfect Class A Ordinary Shares during the 365-day period ending on the date of declaration of such dividend or distribution does not exceed $0.50 (as adjusted to appropriately reflect any other adjustments and excluding cash dividends or cash distributions that resulted in an adjustment to the exercise price or to the number of Perfect Class A Ordinary Shares issuable on exercise of each Perfect Warrant) but only with respect to the amount of the aggregate cash dividends or cash distributions equal to or less than $0.50 per share, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each Perfect Class A Ordinary Share in respect of such event.
If the number of outstanding Perfect Class A Ordinary Shares is decreased by a consolidation, combination, reverse share sub-division or reclassification of Perfect Class A Ordinary Shares or other similar event, then, on the effective date of such consolidation, combination, reverse share sub-division, reclassification or similar event, the number of Perfect Class A Ordinary Shares issuable on exercise of each Perfect Warrant will be decreased in proportion to such decrease in outstanding Perfect Class A Ordinary Shares.
Whenever the number of Perfect Class A Ordinary Shares purchasable upon the exercise of the Perfect Warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of Perfect Class A Ordinary Shares purchasable upon the exercise of the Perfect Warrants immediately prior to such adjustment and (y) the denominator of which will be the number of Perfect Class A Ordinary Shares so purchasable immediately thereafter.
In case of any reclassification or reorganization of the outstanding Perfect Class A Ordinary Shares (other than those described above or that solely affects the par value of such Perfect Class A Ordinary Shares), or in the case of any merger or consolidation of Perfect with or into another corporation (other than a consolidation or merger in which Perfect is the continuing corporation and that does not result in any reclassification or reorganization of its issued and outstanding Perfect Class A Ordinary Shares), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of Perfect as an entirety or substantially as an entirety in connection with which Perfect is dissolved, the holders of the Perfect Warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Perfect Warrants and in lieu of the Perfect Class A Ordinary Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of Perfect Class A Ordinary Shares or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the Perfect Warrants would have received if such holder had exercised their Perfect Warrants immediately prior to such event. If less than 70% of the consideration receivable by the holders of Perfect Class A Ordinary Shares in such a transaction is payable in the form of Perfect Class A Ordinary Shares in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the Perfect Warrants properly exercises the Perfect Warrants within 30 days following public disclosure of such transaction, the warrant exercise price will be reduced as specified in the Warrant Agreement, as amended by the Assignment, Assumption and Amendment Agreement, based on the Black-Scholes value (as defined in the Warrant Agreement, as amended by the Assignment, Assumption and Amendment Agreement) of the Perfect Warrants. The purpose of such exercise price reduction is to provide additional value to holders of the Perfect Warrants when an extraordinary transaction occurs during the exercise period of the Perfect Warrants pursuant to which the holders of the Perfect Warrants otherwise do not receive the full potential value of the Perfect Warrants.
The Perfect Warrants will be issued in registered form under the Warrant Agreement, as amended by the Assignment, Assumption and Amendment Agreement. The Warrant Agreement, as amended by the Assignment, Assumption and Amendment Agreement provides that the terms of the Perfect Warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least 50% of the then-outstanding Perfect Warrants issued in exchange for Public Warrants and Forward Purchase Warrants to make any change that adversely affects the interests of the registered holders.
The Perfect Warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to Perfect, for the number of Perfect Warrants being exercised. The warrant holders do not have the rights or privileges of holders of Perfect Class A Ordinary Shares and any voting rights until they exercise their Perfect Warrants and receive Perfect Class A Ordinary Shares. After the issuance of Perfect Class A Ordinary Shares upon exercise of the Perfect Warrants, each holder will be entitled to one vote for each Perfect Class A Ordinary Share held of record on all matters to be voted on by shareholders.
Exclusive Forum. Perfect will agree that, subject to applicable law, any action, proceeding or claim against Perfect arising out of or relating in any way to the Warrant Agreement, as amended by the Assignment, Assumption and Amendment Agreement, will be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and Perfect will irrevocably submit to such jurisdiction, which jurisdiction will be the exclusive forum for any such action, proceeding or claim. This provision applies to claims under the Securities Act but does not apply to claims under the Exchange Act or any claim for which the federal district courts of the United States of America are the sole and exclusive forum.

Perfect Warrants to be issued in exchange for Private Placement Warrants
Except as described below, the Perfect Warrants issued in exchange for the Private Placement Warrants will have terms and provisions that are identical to those of the Perfect Warrants issued in exchange for the Public Warrants and Forward Purchase Warrants.
•
The Perfect Warrants issued in exchange for the Private Placement Warrants (including the Perfect Class A Ordinary Shares issuable upon exercise of such warrants) will not be transferable, assignable or salable until 30 days after the Closing (except, among other limited exceptions, to Provident officers and directors and other persons or entities affiliated with the Sponsor) and they will not be redeemable by Perfect so long as they are held by the Sponsor, members of the Sponsor or their permitted transferees.

•
The Sponsor or its permitted transferees will have the option to exercise the Perfect Warrants issued in exchange for the Private Placement Warrants on a cashless basis. If the Perfect Warrants issued in exchange for the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, such warrants will be redeemable by Perfect and exercisable by the holders on the same basis as the Perfect Warrants issued in exchange for the Public Warrants and Forward Purchase Warrants.

•
After the Second Merger Effective Time, if holders of these Perfect Warrants elect to exercise them on a cashless basis, they would pay the exercise price by surrendering his, her or its warrants for that number of Perfect Class A Ordinary Shares equal to the quotient obtained by dividing (x) the product of the number of Perfect Class A Ordinary Shares underlying the warrants, multiplied by the excess of the “fair market value” (defined below) of the Perfect Class A Ordinary Shares over the exercise price of the warrants by (y) the fair market value. The “fair market value” will mean the volume weighted average price of the Perfect Class A Ordinary Shares for the 10 trading days ending on the third trading day prior to the date on which the notice of warrant exercise is sent to the warrant agent.

For a more complete description of the terms and conditions applicable to the Perfect Warrants, please review the Warrant Agreement, as amended by the Assignment, Assumption and Amendment Agreement, which will be filed as exhibits to the registration statement of which this proxy statement/prospectus forms a part.
Exempted Company
Perfect is an exempted company with limited liability incorporated under the laws of the Cayman Islands. The Companies Act distinguishes between ordinary resident companies and exempted companies. Any company that is registered in the Cayman Islands but conducts business mainly outside of the Cayman Islands may apply to be registered as an exempted company. The requirements for an exempted company are essentially the same as for an ordinary company except for the exemptions and privileges listed below:
•
an exempted company does not have to file an annual return of its shareholders with the Registrar of Companies of the Cayman Islands;

•
an exempted company’s register of members is not open to inspection;

•
an exempted company does not have to hold an annual general meeting;

•
an exempted company may issue no par value shares;

•
an exempted company may obtain an undertaking against the imposition of any future taxation (such undertakings are usually given for 20 years in the first instance);

•
an exempted company may register by way of continuation in another jurisdiction and be deregistered in the Cayman Islands;

•
an exempted company may register as a limited duration company; and

•
an exempted company may register as a segregated portfolio company.

COMPARISON OF CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS
This section describes the material differences between the rights of Provident shareholders before the consummation of the Business Combination, and the rights of Perfect shareholders after the Business Combination. These differences in shareholder rights result from the differences between the respective governing documents of Provident and Perfect.
This section does not include a complete description of all differences among such rights, nor does it include a complete description of such rights. Furthermore, the identification of some of the differences of these rights as material is not intended to indicate that other differences that may be equally important do not exist. Provident shareholders are urged to carefully read the relevant provisions of Perfect’s Articles that will be in effect as of consummation of the Business Combination (which form is included as Annex B to this proxy statement/prospectus). References in this section to Perfect’s Articles are references thereto as they will be in effect upon consummation of the Business Combination. However, Perfect’s Articles may be amended at any time prior to consummation of the Business Combination according to the Business Combination Agreement or after the consummation of the Business Combination by amendment in accordance with their terms. If Perfect’s Articles are amended, the below summary may cease to accurately reflect Perfect’s Articles as so amended.
Provident	Perfect
Authorized Share Capital
Provident’s authorized share capital is $22,100 divided into 200,000,000 Provident Class A Ordinary Shares of a par value of $0.0001 each, 20,000,000 Provident Class B Ordinary Shares of a par value of $0.0001 each and 1,000,000 preference shares of a par value of $0.0001 each.	Perfect’s authorized share capital is $82,000,000 divided into 700,000,000 Perfect Class A Ordinary Shares of a par value of $0.10 each, 90,000,000 Perfect Class B Ordinary Shares of a par value of $0.10 each and 30,000,000 shares of a par value of $0.10 each of such class or classes as Perfect’s Board may determine in accordance with Perfect’s Articles.
Rights of Preference Shares
Subject to Provident’s Articles and applicable rules and regulations, Provident’s Board may allot, issue, grant options or otherwise dispose of Provident Ordinary Shares with or without preferred, deferred or other rights or restrictions, provided Provident’s Board shall not do any of the foregoing to the extent it may affect the ability of Provident to carry out the conversion of the Provident Class B Ordinary Shares into Provident Class A Ordinary Shares as set out in Provident’s Articles.
Subject to Perfect’s Articles and applicable rules and regulations, Perfect’s Board may:
(a) issue, allot and dispose of Perfect Shares;
(b) grant rights over Perfect Shares or other securities to be issued in one or more classes or series as Perfect’s Board deems necessary or appropriate and determine the designations, powers, preferences, privileges and other rights attaching to such Perfect Shares or securities, any or all of which may be greater than the powers, preferences, privileges and rights associated with the then-issued and outstanding Perfect Shares; and
(c) grant options with respect to Perfect Shares and issue warrants or similar instruments with respect thereto.

Number and Qualification of Directors
Provident’s Board must consist of not less than one person; provided that the number of directors may be increased or reduced by ordinary resolution.
Directors will not be required to hold any shares in Provident unless and until such time that Provident in a general meeting fixes a minimum shareholding required to be held by a director.	The maximum number of directors on Perfect’s Board shall be seven. There shall be no shareholding qualification for directors unless determined otherwise by a special resolution.

Provident	Perfect
Terms of Directors
The directors shall be divided into three classes: Class I, Class II and Class III. The number of directors in each class shall be as nearly equal as possible. The Class I directors shall stand appointed for a term expiring at Provident’s first annual general meeting, the Class II directors shall stand appointed for a term expiring at Provident’s second annual general meeting and the Class III directors shall stand appointed for a term expiring at Provident’s third annual general meeting. Directors appointed to replace those directors whose terms expire shall be appointed for a term of office to expire at the third succeeding annual general meeting after their appointment.	The directors shall be divided into three classes: Class I, Class II and Class III. The number of directors in each class shall be as nearly equal as possible. The Class I directors shall stand appointed for a term expiring at Perfect’s first annual general meeting, the Class II directors shall stand appointed for a term expiring at Perfect’s second annual general meeting and the Class III directors shall stand appointed for a term expiring at Perfect’s third annual general meeting. Directors appointed to replace those directors whose terms expire shall be appointed for a term of office to expire at the third succeeding annual general meeting after their appointment.
Election/Removal of Directors
Prior to the closing of a business combination, Provident may appoint or remove any director by ordinary resolution of the holders of Provident Class B Ordinary Shares.	Perfect may appoint or remove any director by a special resolution.
Voting
Each Provident Class A Ordinary Share and each Provident Class B Ordinary Share has one vote.	Each Perfect Class A Ordinary Share has one vote and each Perfect Class B Ordinary Share has ten votes.
Cumulative Voting
Holders of Provident Ordinary Shares will not have cumulative voting rights.	Holders of Perfect Shares will not have cumulative voting rights.
Vacancies on the Board of Directors

The office of any director shall be vacated if:
(a) such director resigns by notice in writing to Provident;
(b) such director absents himself (for the avoidance of doubt, without being represented by proxy) from three consecutive meetings of Provident’s Board without special leave of absence from the other directors, and the other directors pass a resolution that he has by reason of such absence vacated office;
(c) such director dies, becomes bankrupt or makes any arrangement or composition with his creditors;
(d) such director is found to be or becomes of unsound mind; or
(e) all of the other directors (being not less than two in number) determine that such director should be removed as a director, either by a resolution passed by all of the other directors at a meeting of the directors duly convened and held in accordance with

The office of any director shall be vacated if:
(a) such director becomes bankrupt or makes any arrangement or composition with such director’s creditors generally;
(b) such director is found to be or becomes of unsound mind;
(c) such director resigns such director’s office by notice in writing to Perfect;
(d) such director is removed from office pursuant to any other provision of Perfect’s Articles; or
(e) such director ceases to be a director by virtue of, or becomes prohibited from being a director by reason of, an order made under any provisions of any law or enactment.

Provident	Perfect
the Provident’s Articles or by a resolution in writing signed by all of the other directors.
Amendment to Articles of Association
Provident’s Articles may only be amended by a special resolution of the shareholders.	Perfect’s Articles may be amended by a special resolution of the shareholders. If such amendment will affect the rights attaching to any class of Perfect Shares, then the consent in writing of the holders of the majority of the issued and outstanding shares of that class or with the sanction of an ordinary resolution passed at a separate meeting of the holders of the shares of that class is also needed.
Quorum

Shareholders. The holders of a majority of the Provident Ordinary Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum for a general meeting of Provident.
Board of Directors. The quorum for the transaction of the business of the Provident directors may be fixed by the Provident directors, and unless so fixed shall be a majority of the Provident directors then in office.

Shareholders. One or more shareholders holding in the aggregate not less than one-third of all votes attaching to all issued and outstanding shares present in person or by proxy and entitled to vote shall be a quorum for a general meeting of Perfect.
Board of Directors. The quorum for the transaction of the business of Perfect’s Board shall be a majority of the Perfect directors holding office at the relevant time.

Shareholder Meetings

General meetings may be called only by:
(a) the Provident directors;
(b) the chief executive officer
(c) the chairman of Provident’s Board; or
(d) a requisition of shareholders holding at the date of deposit of the requisition not less than 30% in par value of the issued shares of Provident which as at that date carry the right to vote at general meetings.

General meetings may be called by:
(a) the Perfect directors; or
(b) any Perfect director or any one or more shareholders holding in the aggregate not less than one-tenth of all votes attaching to all issued and outstanding shares of Perfect.

Notice of Shareholder Meetings

At least five clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting; provided that a general meeting of Provident will, whether or not the notice provisions have been complied with, be deemed to have been duly convened if it is so agreed:
(a) in the case of an annual general meeting, by all shareholders (or their proxies) entitled to attend and vote thereat; and
(b) in the case of an extraordinary general meeting,

At least seven days’ notice shall be given, specifying the place, the day and the hour of meeting and, in the case of special business, the general nature of that business shall be given in manner hereinafter provided, or in such other manner (if any) as may be prescribed by Perfect in general meetings, to such persons as are entitled to vote or may otherwise be entitled under Perfect’s Articles to receive such notices from Perfect.
Special business refers to all business that is transacted at an extraordinary general meeting, and all that is transacted at an annual general meeting except sanctioning a dividend, the consideration of

Provident	Perfect
by a majority in number of the shareholders having a right to attend and vote at the meeting, together holding not less than 95% in par value of the Provident Ordinary Shares giving that right.
the accounts, balance sheets, the report of the directors and auditors, the election of directors and other officers in the place of those retiring (if any) and the appointment and fixing of remuneration of auditors.
With the consent of all the shareholders entitled to receive notice of some particular meeting, that meeting may be convened by such shorter notice or without notice and in such manner as those shareholders may think fit.

Indemnification, Liability Insurance of Directors and Officers

Every Provident director and officer (which for the avoidance of doubt, shall not include auditors of Provident), together with every former director and former officer shall be indemnified out of Provident’s assets against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud, willful neglect or willful default.
Provident directors, on behalf of Provident, may purchase and maintain insurance for the benefit of any Provident director or officer against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to Provident.
Every Perfect director and officer for the time being of Perfect or any trustee for the time being acting in relation to the affairs of Perfect and their respective heirs, executors, administrators, personal representatives or successors or assigns shall, in the absence of willful neglect or default, be indemnified by Perfect against all costs, losses, damages and expenses, including travelling expenses, which any such director, officer or trustee may incur or become liable in respect of by reason of any contract entered into, or act or thing done by such person as such director, officer or trustee or in any way in or about the execution of such person’s duties.
Dividends
Subject to Companies Act and Provident’s Articles and except as otherwise provided by the rights attached to any Provident Ordinary Shares, the Provident directors may resolve to pay dividends and other distributions on Provident Ordinary Shares in issue and authorize payment of the dividends or other distributions out of the funds of Provident lawfully available therefor. A dividend shall be deemed to be an interim dividend unless the terms of the resolution pursuant to which the Provident directors resolve to pay such dividend specifically state that such dividend shall be a final dividend. No dividend or other distribution shall be paid except out of the realized or unrealized profits of Provident, out of the share premium account or as otherwise permitted by law.	Subject to any rights and restrictions for the time being attached to any Perfect Shares and Perfect’s Articles, the Perfect directors may resolve to pay dividends and other distributions on shares in issue and authorize payment of the dividends or other distributions out of the funds of Perfect lawfully available therefor. A dividend shall be deemed to be an interim dividend unless the terms of the resolution pursuant to which the Perfect directors resolve to pay such dividend specifically state that such dividend shall be a final dividend. No dividend or other distribution shall be paid otherwise than out of the realized or unrealized profits of Perfect, the share premium account or as otherwise permitted by law.
Winding Up
Provident’s Articles provide that if Provident does	No equivalent provision.

Provident	Perfect
not consummate a business combination (as defined in the Provident’s Articles) within twenty-four months after the consummation of Provident’s initial public offering (or up to 27 months if such date is extended as described in the prospectus relating to the initial public offering), Provident will cease all operations except for the purposes of winding up and will redeem the shares issued in Provident’s initial public offering and liquidate its trust account.
Supermajority Voting Provisions

A special resolution, requiring not less than a two- thirds vote, is required to:
(a) amend the Provident’s Articles;
(b) change Provident’s name;
(c) change Provident’s registration to a jurisdiction outside the Cayman Islands;
(d) merge or consolidate Provident with one or more other constituent companies;
(e) effect the redemption of any redeemable shares, except for Provident Class A Ordinary Shares issued as part of the Units issued in Provident’s IPO;
(f) reduce Provident’s share capital and any capital redemption reserve; and
(g) in a winding-up, approve the liquidator to divide amongst the shareholders the assets of Provident, value the assets for that purpose and determine how the division will be carried out between the shareholders or different classes of shareholders, or vest the whole or any part of such assets in trustees upon such trusts for the benefit of the shareholders as the liquidator shall think fit, except that no shareholder shall be compelled to accept any asset upon which there is a liability.
Additionally, Provident will not, without the approval of holders of a majority of the voting power of the Provident Class B Ordinary Shares, voting exclusively and as a separate class, appoint any person to be a director or remove any director.

A special resolution, requiring not less than a two- thirds vote, is required to:
(a) appoint or remove any director;
(b) determine the remuneration of the directors;
(c) determine to add shareholding qualification for directors;
(d) amend Perfect’s Articles;
(d) merge or consolidate Perfect with one or more other constituent companies; and
(g) in a winding up, approve the liquidator to divide amongst the shareholders the assets of Perfect, value the assets for that purpose and determine how the division will be carried out between the shareholders or different classes of shareholders, or vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as the liquidator shall think fit, but so that no shareholder shall be compelled to accept any shares or other securities whereon there is any liability.

Anti-Takeover Provisions

Provident’s Articles authorize Provident’s Board to issue and set the voting and other rights of preference shares from time to time and the terms and rights of the Provident Ordinary Shares.
Provident’s Articles provide that, Provident directors will be divided into three classes: Class I, Class II and Class III. At each annual general
Perfect directors may authorize the division of shares into any number of classes and the different classes shall be authorized, established and designated (or re-designated as the case may be) and the variations in the relative rights, restrictions, preferences, privileges and payment obligations as between the different classes (if any) may be fixed

Provident	Perfect
meeting, the terms of only one class will be expired. Directors appointed to replace those directors whose terms expire shall be appointed for a term of office to expire at the third succeeding annual general meeting after their appointment.
and determined by the directors or by an ordinary resolution.
Perfect directors may issue from time to time, out of the authorized share capital of Perfect (other than the authorized but unissued Perfect Ordinary Shares), series of preferred shares in their absolute discretion and without approval of the shareholders, and shall determine the terms and rights of that series of preferred shares.
Perfect directors are divided into three classes: Class I, Class II and Class III. At each annual general meeting, the terms of only one class will be expired. Directors appointed to replace those directors whose terms expire shall be appointed for a term of office to expire at the third succeeding annual general meeting after their appointment.
To appoint and remove a director, a special resolution is needed.

PERFECT’S ORDINARY SHARES ELIGIBLE FOR FUTURE SALE
Upon the consummation of the Proposed Transactions, Perfect will have, based on the assumptions set out elsewhere in this proxy statement/prospectus, up to 139,914,998 Perfect Ordinary Shares issued and outstanding, consisting of 123,126,280 Perfect Class A Ordinary Shares and 16,788,718 Perfect Class B Ordinary Shares, assuming no Provident Ordinary Shares are redeemed in connection with the Business Combination. All of the Perfect Class A Ordinary Shares issued in connection with the Business Combination will be freely transferable by persons other than Perfect’s affiliates without restriction or further registration under the Securities Act, except the Perfect Shareholder Lock-Up Shares and the Sponsor Lock-Up Shares are subject to the lock-up restrictions described below.
Sales of substantial amounts of Perfect Class A Ordinary Shares in the public market could adversely affect prevailing market prices of Perfect Class A Ordinary Shares.
Perfect Shareholder Lock-Up Agreement
At the Closing, Perfect, Provident and Perfect Lock-Up Shareholders will enter into the Perfect Shareholder Lock-Up Agreement, pursuant to which each Perfect Lock-Up Shareholder will agree not to transfer the following securities during the applicable lock-up period, subject to customary exceptions:
(i)
any Perfect Ordinary Shares held by such Perfect Lock-Up Shareholder immediately after the Second Merger Effective Time;

(ii)
any Perfect Ordinary Shares issuable upon the exercise of options or warrants to purchase Perfect Ordinary Shares held by such Perfect Lock-Up Shareholder immediately after the Second Merger Effective Time (along with such options or warrants themselves);

(iii)
any Perfect Ordinary Shares acquirable upon the conversion, exercise or exchange of any securities convertible into or exercisable or exchangeable for Perfect Ordinary Shares held by such Perfect Shareholder immediately after the Second Merger Effective Time (along with such securities themselves); and

(iv)
any Shareholder Earnout Shares to the extent issued pursuant to the Business Combination Agreement

(collectively, the “Perfect Shareholder Lock-Up Shares”).
The Perfect Shareholder Lock-Up Agreement further provides that: for each Perfect Lock-Up Shareholder who is not CyberLink International, Perfect Founder Parties, Pin-Jen (Louis) Chen or Wei-Hsin Tsen (Johnny Tseng), the applicable lock-up period will be six months from and after the Closing Date. For each of CyberLink International, Perfect Founder Parties, Pin-Jen (Louis) Chen and Wei-Hsin Tsen (Johnny Tseng) the applicable lock-up period will be 12 months from and after the Closing Date.
Sponsor Letter Agreement
Concurrently with the execution of the Business Combination Agreement, Perfect, Provident and Sponsor entered into the Sponsor Letter Agreement, pursuant to which Sponsor agreed to not to transfer the following securities, during the period of 12 months from and after the Closing Date, subject to customary exceptions:
(i)
any Perfect Class A Ordinary Shares held by Sponsor immediately after the First Merger Effective Time and after the surrender of Forfeited Shares;

(ii)
any Perfect Warrants held by Sponsor immediately after the First Merger Effective Time and any Perfect Class A Ordinary Shares acquired by Sponsor upon the conversion, exercise or exchange of any such Perfect Warrants; and

(iii)
any Sponsor Earnout Shares to the extent issued pursuant to the Sponsor Letter Agreement

(collectively, the “Sponsor Lock-Up Shares”).

The Sponsor Letter Agreement further provides that the lock-up requirements will cease to apply after the later of (a) the date on which the daily volume-weighted average price of the Perfect Class A Ordinary Shares equals or exceeds $12.00 per share for any 20 trading days within any consecutive 30-trading-day period after the Closing Date and (b) the date that is 180 days after the Closing Date.
Registration Rights
At the Closing, Perfect, Sponsor and certain shareholders of Perfect will enter into the New Registration Rights Agreement containing customary registration rights for Sponsor and the shareholders of Perfect who are parties thereto.
Rule 144
Pursuant to Rule 144 under the Securities Act (“Rule 144”), a person who has beneficially owned restricted Perfect Ordinary Shares or Perfect Warrants for at least six months would be entitled to sell their securities; provided that (i) such person is not deemed to have been one of Perfect’s affiliates at the time of, or at any time during the three months preceding, a sale and (ii) Perfect has been subject to the Exchange Act periodic reporting requirements for at least three months before the sale and has filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period as it was required to file reports) preceding the sale.
Persons who have beneficially owned restricted Perfect Ordinary Shares or Perfect Warrants for at least six months but who are Perfect’s affiliates at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:
•
1% of the total number of Perfect Ordinary Shares then issued and outstanding; or

•
the average weekly reported trading volume of the Perfect Class A Ordinary Shares during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales by Perfect’s affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about Perfect.

PRICE RANGE OF SECURITIES AND DIVIDEND INFORMATION
The Units, Provident Class A Ordinary Shares and Public Warrants are each traded on Nasdaq under the symbols “PAQCU,” “PAQC” and “PAQCW,” respectively.
The closing price of the Units, Provident Class A Ordinary Shares and Public Warrants on March 2, 2022, the last trading day before announcement of the execution of the Business Combination Agreement, was $9.94, $9.79 and $0.38, respectively. As of [     ], 2022, the record date for the Meeting, the most recent closing price for each of the Units, Provident Class A Ordinary Shares and Public Warrants was $[     ], $[     ] and $[     ], respectively.
Holders of the Units, Provident Class A Ordinary Shares and Public Warrants should obtain current market quotations for their securities. The market price of Provident’s securities could vary at any time before the Business Combination. Historical market price information regarding Perfect is not provided because there is no public market for its securities. Perfect has applied to list the Perfect Class A Ordinary Shares and Perfect Warrants on Nasdaq under the symbols “PERF,” and “PERFW,” respectively. It is a condition to consummation of the Business Combination in the Business Combination Agreement that the Perfect Class A Ordinary Shares to be issued in connection with the Business Combination shall have been approved for listing on Nasdaq, subject only to official notice of issuance thereof. Provident and Perfect have certain obligations in the Business Combination Agreement to use reasonable best efforts in connection with the Business Combination, including with respect to satisfying this Nasdaq listing condition. The Nasdaq listing condition in the Business Combination Agreement may be waived by the parties to the Business Combination Agreement.
Holders
As of [     ], 2022, the record date for the Meeting, there was one holder of record of Units, one holder of record of Provident Class A Ordinary Shares, seven holders of record of Provident Class B Ordinary Shares, one holder of record of Private Placement Warrants and one holder of record of Public Warrants. [As of [     ], 2022 there were [     ] holders of record of Perfect Shares. See “Beneficial Ownership of Securities”.
Dividend Policy
Provident has not paid any cash dividends on Provident Ordinary Shares to date and does not intend to pay cash dividends prior to the completion of the Business Combination. In addition, Perfect has not paid any dividends to its shareholders. The payment of any cash dividends after consummation of the Business Combination shall be dependent upon the revenue, earnings and financial condition of Perfect from time to time. The payment of any dividends subsequent to the Business Combination shall be within the discretion of the Perfect’s Board.

APPRAISAL OR DISSENTERS’ RIGHTS
Holders of Public Warrants or Units do not have appraisal rights in connection with the Business Combination under the Companies Act. Provident shareholders are entitled to give written notice to Provident prior to the Meeting that they wish to dissent to the Business Combination and to receive payment of fair value for their shares of Provident if they follow the procedures set out in the Companies Act. A failure to vote against the Business Combination at the Meeting having given a written notice to dissent will not constitute a waiver of appraisal rights as a matter of Cayman Islands law. It is Provident’s view that such fair value would be equal to or less than the amount which Provident shareholders would obtain if they exercise their redemption rights as described herein.

SHAREHOLDER PROPOSALS
If the Business Combination is consummated and Perfect holds a 2022 annual general meeting, it will provide notice of or otherwise publicly disclose the date on which the 2022 annual meeting will be held. If the 2022 annual general meeting is held, shareholder proposals will be eligible for consideration by the directors for inclusion in the proxy statement for Perfect’s 2022 annual general meeting in accordance with Rule 14a-8 under the Exchange Act.

OTHER SHAREHOLDER COMMUNICATIONS
Shareholders and interested parties may communicate with Provident’s Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of Provident Acquisition Corp., Unit 11C/D, Kimley Commercial Building, 142-146 Queen’s Road Central, Hong Kong. Following the Business Combination, such communications should be sent in care of Perfect at 14F, No. 98 Minquan Road, Xindian District, New Taipei City 231, Taiwan and its telephone number is +886-2-8667-1265. Each communication will be forwarded, depending on the subject matter, to the Board, the appropriate committee chairperson or all non-management directors.

EXPERTS
The financial statements of Provident as of December 31, 2021 and December 31, 2020 and for the year ended December 31, 2021 and the period from October 21, 2020 (inception) through December 31, 2020 appearing in this proxy statement/prospectus have been audited by Marcum LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere in this proxy statement/prospectus, and are included in reliance on such report given on the authority of such firm as an expert in accounting and auditing.
The consolidated financial statements of Perfect Corp. as of December 31, 2020 and December 31, 2019 and for each of the three years in the period ended December 31, 2020 included in this proxy statement/prospectus have been so included in reliance on the report of PricewaterhouseCoopers, Taiwan, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The registered address of PricewaterhouseCoopers, Taiwan is 27/F, No. 333, Sec. 1, Keelung Road., Sec. 1, Taipei, Taiwan.

LEGAL MATTERS
The legality of the Perfect Ordinary Shares under the laws of the Cayman Islands offered hereby will be passed upon for Perfect by Maples and Calder (Hong Kong) LLP. Certain legal matters relating to U.S. law will be passed upon for Perfect by Sullivan & Cromwell (Hong Kong) LLP. The legality of the Perfect Warrants offered hereby under New York law will be passed upon by Sullivan & Cromwell (Hong Kong) LLP.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS
Pursuant to the rules of the SEC, Provident and services that it employs to deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of each of Provident’s annual report to shareholders and Provident’s proxy statement. Upon written or oral request, Provident will deliver a separate copy of the annual report to shareholders and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Shareholders receiving multiple copies of such documents may request that Provident deliver single copies of such documents in the future. Shareholders may notify Provident of their requests by calling or writing Provident at its principal executive offices at Provident Acquisition Corp., Unit 11C/D, Kimley Commercial Building, 142-146 Queen’s Road Central, Hong Kong and its telephone number is +852-2467-0338. Following the Business Combination, such requests should be made by calling or writing Perfect at 14F, No. 98 Minquan Road, Xindian District, New Taipei City 231, Taiwan and its telephone number is +886-2-8667-1265.

ENFORCEABILITY OF CIVIL LIABILITIES UNDER U.S. SECURITIES LAWS
We have been advised by our Cayman Islands legal counsel, Maples and Calder (Hong Kong) LLP, that a final and conclusive judgment in personam in the federal or state courts of the United States under which a sum of money is payable, other than a sum payable in respect of multiple damages, taxes, fines, penalties or similar charges, will be recognized and enforced by the courts of the Cayman Islands provided that (1) such courts had proper jurisdiction over the parties subject to such judgment, (2) the judgment was not obtained in a manner which contravenes the rules of natural justice or the public policy of the Cayman Islands, (3) such judgment was not obtained by fraud, (4) the enforcement of the judgment would not be contrary to natural justice or the public policy of the Cayman Islands, (5) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of the Cayman Islands, and (6) there is due compliance with the correct procedures under the laws of the Cayman Islands.

WHERE YOU CAN FIND MORE INFORMATION
Provident files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on Provident at the SEC website containing reports, proxy statements and other information at: http://www.sec.gov.
As a foreign private issuer, Perfect is exempt under the Exchange Act from, among other things, the rules prescribing the furnishing and content of proxy statements, and its executive officers, directors and principal shareholders are exempt from the reporting and short-swing profit recovery provisions contained in Section 16 of the Exchange Act. In addition, Perfect will not be required under the Exchange Act to file periodic reports and financial statements with the SEC as frequently or as promptly as U.S. companies whose securities are registered under the Exchange Act.
Information and statements contained in this proxy statement/prospectus or any annex to this proxy statement/prospectus are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement/prospectus.
All information contained in this document relating to Provident has been supplied by Provident, and all such information relating to Perfect has been supplied by Perfect. Information provided by one entity does not constitute any representation, estimate or projection of the other entity.
If you would like additional copies of this document or if you have questions about the Business Combination, you should contact via phone or in writing:
Provident Acquisition Corp.
Unit 11C/D, Kimley Commercial Building
142-146 Queen’s Road Central
Hong Kong
Tel. +852 2467 0338
You may also obtain these documents by requesting them in writing or by telephone from Provident’s proxy solicitation agent at the following address and telephone number:
[     ]
Telephone: [     ]
(banks and brokers can call collect at [     ])
Email: [     ]
If you are a shareholder of Provident and would like to request documents, please do so no later than five business days before the Meeting in order to receive them before the Meeting. If you request any documents from Provident, Provident will mail them to you by first-class mail, or another equally prompt means.
This document is a prospectus of Perfect and a proxy statement of Provident for the Meeting. Neither Perfect nor Provident has authorized anyone to give any information or make any representation about the Business Combination, Perfect or Provident that is different from, or in addition to, that contained in this proxy statement/prospectus or in any of the materials that Provident has incorporated by reference into this proxy statement/prospectus. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.      .

EXECUTION VERSION
ANNEX A
AGREEMENT AND PLAN OF MERGER
by and among
PROVIDENT ACQUISITION CORP.,
PERFECT CORP.,
BEAUTY CORP.,
and
FASHION CORP.
dated as of March 3, 2022

A-i

A-ii

A-iii

APPENDIX
Appendix 2.01 – Illustrative Calculation for Recapitalization
Appendix 9.03(a) – Reorganization Covenants
ANNEXES
Annex A – Form of Listing A&R AoA
Annex B – Form of Voting Agreement
Annex C – Form of Sponsor Letter Agreement
Annex D – Form of Registration Rights Agreement
Annex E – Form of Lock-Up Agreement
Annex F – Form of First Plan of Merger
Annex G – Form of Second Plan of Merger

A-iv

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (as it may be amended, restated or otherwise modified from time to time, this “Agreement”), dated as of March 3, 2022 is entered into by and among Provident Acquisition Corp., a Cayman Islands exempted company with limited liability (“PAQC”), Perfect Corp., a Cayman Islands exempted company with limited liability (the “Company”), Beauty Corp., a Cayman Islands exempted company with limited liability and a wholly-owned direct Subsidiary of the Company (“Merger Sub 1”), and Fashion Corp., a Cayman Islands exempted company with limited liability and a wholly-owned direct Subsidiary of the Company (“Merger Sub 2” and, together with Merger Sub 1, the “Acquisition Entities”). PAQC, the Company, Merger Sub 1 and Merger Sub 2 are referred to herein as the “Parties.”
RECITALS
WHEREAS, PAQC is a blank check company incorporated as a Cayman Islands exempted company with limited liability and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses;
WHEREAS, each of Merger Sub 1 and Merger Sub 2 is a newly formed entity wholly-owned by the Company and formed for the purpose of consummating the transactions contemplated by this Agreement and the Ancillary Agreements (the “Transactions”);
WHEREAS, on the Closing Date, immediately prior to the First Merger Effective Time, the Company shall adopt the amended and restated memorandum and articles of association of the Company in substantially the form attached hereto as Annex A (with such changes as may be agreed in writing by PAQC and the Company, the “Listing A&R AoA”) and implement the Recapitalization;
WHEREAS, immediately following the Recapitalization, upon the terms and subject to the conditions of this Agreement, (i) at the First Merger Effective Time, Merger Sub 1 shall be merged with and into PAQC, whereupon the separate corporate existence of Merger Sub 1 shall cease and PAQC shall be the surviving company and continue its existence under the Companies Act (As Revised) of the Cayman Islands (the “Cayman Islands Companies Act”) as a wholly-owned Subsidiary of the Company; and (ii) immediately after the consummation of the First Merger, at the Second Merger Effective Time, PAQC (as the surviving company of the First Merger) shall be merged with and into Merger Sub 2, whereupon the separate corporate existence of PAQC shall cease and Merger Sub 2 shall be the surviving company and continue its existence under the Cayman Islands Companies Act as a wholly-owned Subsidiary of the Company;
WHEREAS, the respective boards of directors of PAQC, the Company and each of the Acquisition Entities have unanimously approved and declared advisable the transactions contemplated by this Agreement (including, as applicable, the Mergers and the issuance of Company Class A Ordinary Shares in connection with the First Merger), upon the terms and subject to the conditions of this Agreement and in accordance with the Cayman Islands Companies Act, as applicable;
WHEREAS, prior to the Mergers, PAQC will provide an opportunity to its shareholders to have their issued and outstanding PAQC Class A Ordinary Shares redeemed on the terms and subject to the conditions set forth in the Amended and Restated Memorandum and Articles of Association of PAQC, adopted by special resolution dated January 5, 2021 and effective on and from January 7, 2021 (as may be amended, restated or otherwise modified from time to time, the “PAQC Governing Document”), in connection with the Transactions;
WHEREAS, concurrently with the execution and delivery of this Agreement, and as an inducement to PAQC’s willingness to enter into this Agreement, certain Company Shareholders have entered into a Voting Agreement with PAQC attached as Annex B hereto (the “Voting Agreement”);
WHEREAS, following the effectiveness of the Registration Statement, the Company will obtain the approval of this Agreement and the Ancillary Agreements by Company Shareholders comprising the Required Company Shareholders pursuant to a written consent in form and substance reasonably acceptable to PAQC (the “Company Shareholder Approval”), and deliver a copy of the Company Shareholder Approval to PAQC;

WHEREAS, concurrently with the execution and delivery of this Agreement, PAQC, the Company and Sponsor have entered into a Sponsor Letter Agreement substantially in the form attached as Annex C hereto (the “Sponsor Letter Agreement”);
WHEREAS, concurrently with the consummation of the transactions contemplated by this Agreement, the Company, the Sponsor, certain Company Shareholders, and certain of their respective Affiliates, as applicable, shall enter into a Registration Rights Agreement substantially in the form attached as Annex D hereto (the “Registration Rights Agreement”);
WHEREAS, prior to or concurrently with the consummation of the transactions contemplated by this Agreement, the Company and certain Company Shareholders will enter into a Lock-Up Agreement substantially in the form attached as Annex E hereto (the “Lock-Up Agreement”);
WHEREAS, pursuant to the Forward Purchase Agreements, the Forward Purchase Investors have agreed to purchase an aggregate of 5,500,000 PAQC Class A Ordinary Shares and 2,750,000 PAQC Warrants for an aggregate price equal to $55,000,000 on the terms and subject to the conditions set forth therein, which purchases will consummate on the date that is one Business Day prior to the date of the First Merger Closing;
WHEREAS, prior to or concurrently with the execution and delivery of this Agreement, the PIPE Investors, PAQC and the Company have entered into subscription agreements (the “PIPE Subscription Agreements”) pursuant to which the PIPE Investors have agreed to purchase an aggregate of 5,000,000 PAQC Class A Ordinary Shares at the Reference Price on the date that is one Business Day prior to the date of the First Merger Closing (the “PIPE Financing” and the aggregate amount of the PIPE Financing, the “PIPE Financing Amount”); and
WHEREAS, for U.S. federal income Tax purposes, the parties intend that the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and the Treasury Regulations promulgated thereunder, and this Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Sections 354 and 361 of the Code.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement, and intending to be legally bound hereby, PAQC, the Company and each of the Acquisition Entities agree as follows:
ARTICLE 1
Certain Definitions
Section 1.01.   Definitions.   As used herein, the following terms shall have the following meanings:
“2021 Audited IFRS Financial Statements” has the meaning given to such term in Section 9.04(e).
“Acquisition Entities” has the meaning given to such term in the preamble hereto.
“Acquisition Transaction” has the meaning given to such term in Section 9.09.
“Action” means any action, suit, investigation, litigation, claim (including any crossclaim or counterclaim), assessment, arbitration, charge or proceeding (including any civil, criminal, administrative, arbitral, investigative or appellate proceeding), in each case, that is by or before any Governmental Authority.
“Adjusted Option” has the meaning given to such term in Section 4.01(a).
“Affiliate” means, with respect to any specified Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, through one or more intermediaries or otherwise. For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have correlative meanings.
“Affiliate Transactions” has the meaning given to such term in Section 5.21.

“Affiliated Group” means a group of Persons that elects, is required to, or otherwise files a Tax Return or pays a Tax as an affiliated group, consolidated group, combined group, unitary group, or other group recognized by Applicable Law in respect of Tax.
“Aggregate Company Shares” means the aggregate number of Pre-Recapitalization Company Shares that are issued and outstanding immediately prior to the Recapitalization.
“Agreement” has the meaning given to such term in the preamble hereto.
“Ancillary Agreements” means the PIPE Subscription Agreements, the Voting Agreement, the Sponsor Letter Agreement, the Registration Rights Agreement, the Lock-Up Agreement and the other agreements, instruments and documents expressly contemplated hereby.
“Anti-Corruption Laws” means the U.S. Foreign Corrupt Practices Act or any rules or regulations thereunder, the UK Bribery Act, any legislation implementing the Organization for Economic Cooperation and Development Convention on Combating Bribery of Foreign Pubic Officials in International Business Transactions, and all other Applicable Laws regarding anti-corruption and bribery or illegal payments or gratuities.
“Anti-Money Laundering Laws” has the meaning given to such term in Section 5.24(f).
“Antitrust Laws” means any federal, state, provincial, territorial and foreign statutes, rules, regulations, Governmental Orders, administrative and judicial doctrines and other Applicable Laws that are designed or intended to prohibit, restrict or regulate foreign investment or actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.
“Applicable Law” means, with respect to any Person, any transnational, domestic or foreign federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding upon or applicable to such Person.
“Audited IFRS Financial Statements” has the meaning given to such term in Section 9.04(e).
“Audited T-IFRS Financial Statements” has the meaning given to such term in Section 5.07(a).
“Available Cash” means, as of immediately prior to the Closing, an amount equal to the sum of (i) the amount of cash available to be released from the Trust Account (after giving effect to all payments to be made as a result of the completion of all PAQC Share Redemptions), plus (ii) the net amount of proceeds actually received by PAQC pursuant to the PIPE Financing and the Forward Purchase Investment.
“Business Combination” has the meaning given to such term in the PAQC Governing Document.
“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in the Cayman Islands, Hong Kong, Taiwan, the People’s Republic of China or New York, New York are authorized or required by Applicable Law to close.
“Cayman Islands Companies Act” has the meaning given to such term in the recitals hereto.
“Cayman Islands Registrar of Companies” means the Registrar of Companies of the Cayman Islands under the Cayman Islands Companies Act.
“Change in No Shop” has the meaning given to such term in Section 9.09.
“Change in No Shop Notice” has the meaning given to such term in Section 9.09.
“Change of Control” means any of the following events: (a) any transaction or series of transactions the result of which is: (i) the acquisition by any Person or “group” (as defined in the Exchange Act and rules and regulations thereunder) of Persons of direct or indirect beneficial ownership of securities representing 50% or more of the combined voting power of then outstanding securities of the Company; (ii) a merger, consolidation, reorganization or other business combination, however effected, resulting in any Person or “group” (as defined in the Exchange Act and rules and regulations thereunder) acquiring at least 50% of the combined voting power of then outstanding securities of Company or the surviving Person outstanding immediately after such combination; or (iii) a sale of at least a majority of the assets of the Company and its Subsidiaries, taken as a whole or (b) the following individuals cease for any reason to constitute a majority of the number of directors of the Company then serving: individuals who, on the Closing Date, constitute the Company Board and any new director whose appointment or election by the Company Board or nomination for election by the shareholders of the Company was approved or recommended by a vote of at least a majority of the directors then still in office who either were members of the Company Board on the Closing Date or whose appointment, election or nomination for election was previously so approved or recommended by the directors referred to in this clause (b).
“Closing” has the meaning given to such term in Section 3.09.
“Closing Date” has the meaning given to such term in Section 3.09.
“Closing Press Release” has the meaning given to such term in Section 9.08.
“Code” means the Internal Revenue Code of 1986, as amended.
“Combination Factor” means the quotient obtained from dividing (i) the Per Share Equity Value by (ii) the Reference Price.
“Company” has the meaning given to such term in the preamble hereto.
“Company Benefit Plan” has the meaning given to such term in Section 5.15(a).
“Company Board” means the board of directors of the Company.
“Company Class A Ordinary Shares” means the Class A ordinary shares of the Company, par value $0.10 per share, as further described in the Listing A&R AoA.
“Company Class B Ordinary Shares” means the Class B ordinary shares of the Company, par value $0.10 per share, as further described in the Listing A&R AoA.
“Company Common Shares” means the common shares of the Company, par value $0.10 per share.
“Company Cure Period” has the meaning given to such term in Section 11.01(d).
“Company Designees” has the meaning given to such term in Section 9.06.
“Company Disclosure Schedule” means the confidential disclosure schedule delivered by the Company to PAQC concurrently with the execution and delivery of this Agreement.
“Company Equity Incentive Plan” means the Perfect Corp. 2021 Stock Compensation Plan adopted by the Company Board on December 13, 2021.
“Company Exchange Shares” has the meaning given to such term in Section 3.06(a)(i).
“Company Exchange Warrants” has the meaning given to such term in Section 3.06(a)(iii).
“Company IT Systems” means any and all computers, hardware, Software, servers, workstations, routers, hubs, switches, circuits, racks, PCs, laptops, terminals, networking or data communications lines and all other information technology equipment, including all documentation related to the foregoing, owned, licensed, leased, or otherwise used by the Company or any of its Subsidiaries.
“Company Material Adverse Effect” means any effect, development, event, occurrence, fact, condition, circumstance or change that, individually or in the aggregate, has had, or would reasonably be expected to have, a material adverse effect on the business, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole; provided, however, that no effect, development, event, occurrence, fact, condition, circumstances or change, to the extent resulting from any of the following, individually or in the aggregate, shall be deemed to constitute a “Company Material Adverse Effect,” or be taken into account in determining whether a “Company Material Adverse Effect” has occurred or would reasonably be expected to occur: (i) any change in Applicable Laws or IFRS, or regulatory guidance, policies or interpretations thereof; (ii) any change in interest rates or economic, financial or market conditions generally;

(iii) the announcement or the execution of this Agreement, the pendency or consummation of the Mergers and other transactions contemplated by this Agreement or the performance of this Agreement (or the obligations hereunder), including the impact thereof on relationships with partners, customers, suppliers or employees; provided that this clause (iii) shall not prevent a determination that a breach of any representation and warranty set forth herein which addresses the consequences of the execution and performance of this Agreement or the consummation of the Mergers and other transactions contemplated by this Agreement has resulted in or contributed to, or would reasonably be expected to result in or contribute to, a Company Material Adverse Effect; (iv) any change generally affecting any of the industries or markets in which the Company or any of its Subsidiaries operates; (v) any acts of war, sabotage, civil conflict, unrest or terrorism, changes in global, national, regional, state or local political, economic or social conditions, earthquake, hurricane, tsunami, tornado, flood, mudslide, wild fire or other natural disaster or act of God, any epidemic or pandemic (including the COVID-19 Pandemic) and any other force majeure event (natural or man-made), or any worsening of any of the foregoing; (vi) the compliance with the express terms of this Agreement, including any actions required to be taken, or required not to be taken, pursuant to the terms of this Agreement or otherwise taken at the prior written request of PAQC or omitted to be taken to the extent attributable to PAQC unreasonably withholding, delaying or conditioning its consent pursuant to Section 7.01; or (vii) in and of itself, the failure of the Company and its Subsidiaries, taken as a whole, to meet any projections, forecasts or budgets or estimates of revenues, earnings or other financial metrics for any period; provided that this clause (vii) shall not prevent a determination that any change or effect underlying such failure to meet projections, forecasts or budgets has resulted in or contributed to, or would reasonably be expected to result in or contribute to, a Company Material Adverse Effect, except in the case of clauses (i), (ii) and (iv), to the extent that any such effect, development, event, occurrence, fact, condition, circumstance or change has a disproportionate effect on the Company and its Subsidiaries, taken as a whole, relative to other participants in the industry in which the Company and its Subsidiaries operate.
“Company Options” means each outstanding and unexercised option to purchase Company Common Shares issued pursuant to the Company Equity Incentive Plan, whether or not then vested or fully exercisable, granted prior to the First Merger Effective Time to any current or former Service Provider of the Company or any of its Subsidiaries.
“Company Ordinary Shares” means Company Class A Ordinary Shares and Company Class B Ordinary Shares.
“Company Permits” has the meaning given to such term in Section 5.11(b).
“Company PII” means any and all Personally Identifiable Information that is Processed by or on behalf of the Company or its Subsidiaries in connection with the development, marketing, delivery, servicing, use or other exploitation of the Company’s or its Subsidiaries’ products, services or operations.
“Company Preferred Shares” means (i) the series A preferred shares of the Company, par value $0.10 per share, (ii) the series A-1 preferred shares of the Company, par value $0.10 per share, (iii) the series B preferred shares of the Company, par value $0.10 per share, (iv) the series C-1 preferred shares of the Company, par value $0.10 per share, and (v) the series C-2 preferred shares of the Company, par value $0.10 per share.
“Company Privacy Policies” means all current and, to the extent applicable, prior public policies of the Company or its Subsidiaries to the extent relating to data security or the Processing of Personally Identifiable Information, including the Data Protection Program.
“Company Shareholder Approval” has the meaning given to such term in the recitals hereto.
“Company Shareholders” means the holders of issued and outstanding Pre-Recapitalization Company Shares as of immediately prior to the Recapitalization.
“Company Transaction Expenses” means without duplication, all fees, costs and expenses paid or payable by the Company or any of its Subsidiaries in connection with the negotiation, preparation and execution of this Agreement, the Ancillary Agreements, the performance and compliance with this Agreement and the Ancillary Agreements and conditions contained herein and therein to be performed or complied with, and the consummation of the Transactions, including (i) all fees, costs, expenses, brokerage fees, commissions, finders’ fees and disbursements of financial advisors, investment banks (including placement agents), data room administrators, attorneys, accountants and other advisors and service providers payable by the Company or any of its Subsidiaries that are incurred pursuant to consummation of the Transactions, (ii) fifty percent (50%) of the filing fees incurred in connection with making any filings with Governmental Authorities under Section 9.01, (iii) fifty percent (50%) of the filing fees incurred in connection with filing the Registration Statement, the Proxy Statement or other Offer Documents under Section 9.04, (iv) fifty percent (50%) of all fees of the Nasdaq in connection with the application to list and the listing of the Company Class A Ordinary Shares and Company Warrants, and (v) any other fees, costs and expenses that are expressly allocated to the Company pursuant to this Agreement or any other Ancillary Agreements. For the avoidance of doubt, Company Transaction Expenses shall not include any PAQC Transaction Expenses
“Company Waiving Parties” has the meaning given to such term in Section 12.18.
“Company Warrants” means each warrant to purchase one (1) Company Class A Ordinary Share.
“Confidentiality Agreement” means that certain Amended and Restated Confidentiality Agreement, dated as of July 27, 2021, by and between PAQC and the Company.
“Contracts” means any contract, agreement, subcontract, lease, sublease, license, sublicense, conditional sales contract, purchase or service order, indenture, note, bond, loan, understanding, undertaking, commitment or other arrangement or instrument, including any exhibits, annexes, appendices and attachments thereto and any amendments, statements of work, modifications, supplements, extensions or renewals thereto, whether written or oral.
“COVID-19 Pandemic” means the novel coronavirus (SARS-CoV-2 or COVID-19), and any evolutions, mutations or variations thereof or any other related or associated public health emergency, epidemics, pandemics or disease outbreaks occurring on and prior to the Closing Date.
“Damages” means all fines, losses, damages, liabilities, penalties, judgments settlements, assessments and other reasonable costs and expenses (including reasonable legal, attorneys’ and other experts’ fees).
“Data Protection Program” has the meaning given to such term in Section 5.14(a).
“Equity Security” means (i) any share capital, partnership interest, membership interest or unit, capital stock, equity interest, voting security or other ownership interest, (ii) any other interest or participation (including phantom units or interests) that confers on a Person the right to receive a unit of the profits and losses of, or distribution of assets of, the issuing entity (including any “profits interests”), (iii) any subscription, call, warrant, option, restricted share, restricted stock unit, stock appreciation right, performance unit, incentive unit or other commitment of any kind or character relating to, or entitling any Person to purchase or otherwise acquire, any of the foregoing and (iv) any security convertible into or exercisable or exchangeable for any of the foregoing.
“Equity Value” means $1,010,000,000.
“ERISA” has the meaning given to such term in Section 5.15(a).
“Exchange Act” has the meaning given to such term in Section 6.08(a).
“Exchange Agent” has the meaning given to such term in Section 4.04(a).
“First Merger” has the meaning given to such term in Section 3.01(a).
“First Merger Closing” has the meaning given to such term in Section 3.03.
“First Merger Effective Time” has the meaning given to such term in Section 3.03.
“First Merger Surviving Company” has the meaning given to such term in Section 3.01(b).
“First Plan of Merger” has the meaning given to such term in Section 3.03.
“Forward Purchase Agreements” means (i) that certain Forward Purchase Agreement, dated as of December 14, 2020, among PAQC, Provident Acquisition Holdings Ltd. and WF Asian Reconnaissance

Fund Limited, (ii) that certain Forward Purchase Agreement, dated as of December 15, 2020, between PAQC and PT Nugraha Eka Kencana and (iii) that certain Forward Purchase Agreement, dated as of December 15, 2020, between PAQC and Aventis Star Investments Limited.
“Forward Purchase Investment” means the purchase of PAQC Class A Ordinary Shares and PAQC Warrants pursuant to the Forward Purchase Agreements.
“Forward Purchase Investors” means WF Asian Reconnaissance Fund Limited, PT Nugraha Eka Kencana and Aventis Star Investments Limited.
“Founder Parties” mean DVDonet.com. Inc., Golden Edge Co., Ltd., World Speed Company Limited and Alice H. Chang, a citizen of Taiwan with passport number [Redacted].
“GAAP” means United States generally accepted accounting principles as in effect from time to time.
“Government Official” means any public or elected official or officer, employee (regardless of rank), or Person acting on behalf of a national, provincial, or local government, including a department, agency, instrumentality, state-owned or state-controlled company, public international organization (such as the United Nations or World Bank), or non-U.S. political party, non-U.S. party official or any candidate for political office. Officers, employees (regardless of rank), or Persons acting on behalf of an entity that is financed in large measure through public appropriations, is widely perceived to be performing government functions, or has its key officers and directors appointed by a government should also be considered “Government Officials.”
“Governmental Authority” means any supra-national, federal, regional, state, provincial, municipal, local or foreign government, governmental authority, regulatory or administrative agency, governmental commission, department, agency or instrumentality, court or tribunal, including any political subdivision thereof and any entity or enterprise owned or controlled thereby, or Nasdaq or any self-regulatory organization or arbitral body (public or private), or any public international organization.
“Governmental Order” means any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, issued, promulgated, made or entered by or with any Governmental Authority.
“HKIAC” has the meaning given to such term in Section 12.08.
“IFRS” means the International Financial Reporting Standards as promulgated by the International Accounting Standards Board.
“IFRS Financial Statements” has the meaning given to such term in Section 9.04(e).
“Indebtedness” means, with respect to any Person, without duplication, any obligations, contingent or otherwise, in respect of (i) the principal of and premium (if any) in respect of all indebtedness for borrowed money, including accrued interest and any per diem interest accruals, (ii) the principal and interest components of capitalized lease obligations under IFRS, (iii) amounts drawn (including any accrued and unpaid interest) on letters of credit, bank guarantees, bankers’ acceptances and other similar instruments (solely to the extent such amounts have actually been drawn), (iv) the principal of and premium (if any) in respect of obligations evidenced by bonds, debentures, notes and similar instruments, (v) the termination value of interest rate protection agreements and currency obligation swaps, hedges or similar arrangements (without duplication of other indebtedness supported or guaranteed thereby), (vi) breakage costs, prepayment or early termination premiums, penalties, or other fees or expenses payable as a result of the consummation of the Transactions in respect of any of the items in the foregoing clauses (i) through (v), and (vii) all Indebtedness of another Person referred to in clauses (i) through (vi) above guaranteed directly or indirectly, jointly or severally.
“Intellectual Property” means any and all intellectual property and similar proprietary rights in any jurisdiction throughout the world, whether registered or unregistered, including any and all of the following: (i) patents and patent applications (together with any and all re-issuances, continuations, continuations-in-part, divisionals, revisions, provisionals, renewals, extensions and reexaminations of any of the foregoing); (ii) trademarks, service marks, trade dress, trade names, service names, brand names, certifications, corporate names, logos, social media identifiers and any and all other indications of origin, including all goodwill associated therewith; (iii) designs, copyrights, works of authorship, mask work rights and any and all renewals, extensions, reversions, restorations, derivative works and moral rights in connection with the foregoing, now or hereafter provided by Applicable Law, whether or not published and regardless of the medium of fixation or means of expression; (iv) Internet domain names and social media accounts; (v) trade secrets, know-how (including manufacturing and production processes and research and development information), and confidential and proprietary information, including processes, data, inventions, technical data, algorithms, formulae, procedures, protocols, techniques, results of experimentation and testing, and business information (including financial and marketing plans, customer and supplier lists, and pricing and cost information) (“Trade Secrets”); (vi) rights to publicity and privacy; (vii) rights in or to Software; (viii) databases and data collections; and (ix) all registrations and applications (whether provisional, pending or final) to register, and renewals of any of the foregoing, and all common law rights thereto.
“Intended Tax Treatment” has the meaning given to such term in Section 9.03(a).
“Interim IFRS Financial Statements” has the meaning given to such term in Section 9.04(e).
“Interim Period” has the meaning given to such term in Section 7.01.
“International Plan” means any Company Benefit Plan that is not a U.S. Plan.
“Labor Contract” has the meaning given to such term in Section 5.12(a)(v).
“Leakage” means, without duplication, to the extent paid or incurred after the date hereof and prior to the Closing Date, in each case, other than Permitted Leakage: (i) any dividend (whether in the form of cash or other property) or distribution declared, made or paid, by the Company or any Subsidiary of the Company to any Related Party; (ii) any repurchase or redemption of any Equity Securities of the Company or any Subsidiary of the Company, other than any such repurchase or redemption by any Subsidiary of the Company of any Equity Securities owned by the Company or any of its Subsidiaries; (iii) any waiver or release (A) in favor of any Related Party of any sum or obligation owing by any such Related Party to the Company or any of its Subsidiaries or (B) of any claims or rights of the Company or any of its Subsidiaries against any such Related Party, in each case, other than as expressly contemplated by this Agreement; (iv) any payments of any nature made to (or assets transferred to) any Related Party by the Company or any of its Subsidiaries; (v) any liabilities assumed or incurred for the benefit of any Related Party by the Company or any of its Subsidiaries, other than as expressly contemplated by this Agreement; (vi) the creation of any Lien over any asset of the Company or any of its Subsidiaries for the benefit of any Related Party (not including any benefit arising by virtue of the Related Party’s Equity Securities in the Company); (vii) any discharge or waiver by the Company or any of its Subsidiaries of any liability or obligation of any Related Party; or (viii) any agreement or arrangement made or entered into by the Company or any of its Subsidiaries to do or give effect to any matter referred to in clause (i) through clause (vii) above.
“Leased Real Property” means all real property and interests in real property leased, subleased or otherwise occupied or used but not owned by the Company or any of its Subsidiaries.
“Licensed Intellectual Property” means any and all Intellectual Property owned by a third party and licensed or sublicensed to either the Company or any of its Subsidiaries or for which the Company or any of its Subsidiaries has obtained a covenant not to be sued.
“Lien” means, with respect to any property or asset, any mortgage, deed of trust, pledge, hypothecation, encumbrance, license, security interest, covenant not to sue, option, right of first refusal, right of first offer, claim, restriction or other lien or similar adverse claim of any kind in respect of such property or asset.
“Listing A&R AoA” has the meaning given to such term in the recitals hereto.
“Lock-Up Agreement” has the meaning given to such term in the recitals hereto.
“Management’s Unaudited Interim Financial Information” has the meaning given to such term in Section 5.07(a).
“Merger Sub 1” has the meaning given to such term in the preamble hereto.
“Merger Sub 2” has the meaning given to such term in the preamble hereto.

“Mergers” has the meaning given to such term in Section 3.07(a).
“Minimum Cash” means $125,000,000.
“Nasdaq” means The Nasdaq Stock Market.
“Offer Documents” has the meaning given to such term in Section 9.04(c).
“Open Source Software” means Software that (i) is distributed as free Software, open source Software, copyleft Software or similar licensing or distribution models, or (ii) requires as a condition of use, modification or distribution (including under an ASP or “software as a service” model) of such Software that other Software using, incorporating, linking, integrating or distributing or bundling with such Software be (A) disclosed or distributed in source code form, (B) licensed for the purpose of making derivative works or (C) redistributable at no charge. “Open Source Software” includes Software licensed or distributed under any of the following licenses or distribution models: (1) the Apache Software Foundation License; (2) the GNU’s General Public License (GPL) or Lesser/Library GPL (LGPL); (3) the Artistic License (e.g., PERL); (4) the Mozilla Public License; (5) the Netscape Public License; (6) the Sun Community Source License (SCSL); (7) the Sun Industry Standards License (SISL); (8) the Affero General Public License (AGPL); (9) the Common Development and Distribution License (CDDL); or (10) any license or distribution agreements or arrangements now listed as open source licenses on www.opensource.org or any successor website thereof or in the Free Software Directory maintained by the Free Software Foundation on http://directory.fsf.org/ or any successor website thereof.
“Ordinary Course of Business” with respect to any Person means, at any given time, the ordinary and usual course of operations of the business thereof, consistent with past practice, subject to any reasonable changes required to address any then current facts and circumstances (including requirements to comply with Applicable Law or guidance of any Governmental Authority).
“Overage” has the meaning given to such term in Section 12.06.
“Owned Intellectual Property” means any and all Intellectual Property owned (or purported by the Company or its Subsidiaries to be owned) by the Company or any of its Subsidiaries.
“PAQC” has the meaning given to such term in the preamble hereto.
“PAQC Board” means the board of directors of PAQC.
“PAQC Board Recommendation” has the meaning given to such term in Section 6.02(c).
“PAQC Class A Ordinary Shares” means the Class A ordinary shares of PAQC, par value $0.0001 per share.
“PAQC Class B Ordinary Shares” means the Class B ordinary shares of PAQC, par value $0.0001 per share.
“PAQC Cure Period” has the meaning given to such term in Section 11.01(e).
“PAQC Designee” has the meaning given to such term in Section 9.06.
“PAQC Disclosure Schedule” means the confidential disclosure schedule delivered by PAQC to the Company concurrently with the execution and delivery of this Agreement.
“PAQC Dissenting Shareholders” has the meaning given to such term in Section 4.03(a).
“PAQC Dissenting Shares” has the meaning given to such term in Section 4.03(a).
“PAQC Expense Cap” has the meaning given to such term in Section 12.06.
“PAQC Extraordinary General Meeting” has the meaning given to such term in Section 9.05(a).
“PAQC Governing Document” has the meaning given to such term in the recitals hereto.
“PAQC Material Adverse Effect” means any effect, development, event, occurrence, fact, condition, circumstance or change that, individually or in the aggregate, has had, or would reasonably be expected to have, a material adverse effect on the ability of PAQC to timely consummate the Closing (including the Mergers) on the terms set forth herein or to perform their agreements or covenants hereunder.
“PAQC Material Contract” has the meaning given to such term in Section 6.14.
“PAQC Ordinary Shares” means PAQC Class A Ordinary Shares and PAQC Class B Ordinary Shares.
“PAQC Share Redemption” means the election of an eligible (as determined in accordance with the PAQC Governing Document) Pre-Closing PAQC Holder to exercise its PAQC Shareholder Redemption Right in connection with the consummation of the Transactions.
“PAQC Shareholder Approval” means the approval of the Transaction Proposals (other than the Transaction Proposal contemplated by clause (v) of the definition thereof), in each case, by at least two-thirds of votes cast by the holders of PAQC Ordinary Shares at the PAQC Extraordinary General Meeting, or such other standard as may be applicable to a specific Transaction Proposal, in accordance with the Proxy Statement and the PAQC Governing Document.
“PAQC Shareholder Redemption Right” means the right to elect an IPO Redemption, as such term is defined in Section 49.5 of the PAQC Governing Document.
“PAQC Shareholders” means the holders of issued and outstanding PAQC Ordinary Shares.
“PAQC Transaction Expenses” means without duplication, all fees, costs and expenses paid or payable by PAQC in connection with (x) the negotiation and preparation of any alternative Business Combination transactions (and incurred on or prior to November 17, 2021) and (y) the negotiation, preparation and execution of this Agreement, the Ancillary Agreements, the performance and compliance with this Agreement and the Ancillary Agreements and conditions contained herein and therein to be performed or complied with, and the consummation of the Transactions, in each case, including (i) all fees, costs, expenses, brokerage fees, commissions, finders’ fees and disbursements of financial advisors, investment banks (including placement agents), data room administrators, attorneys, accountants and other advisors and service providers (including any deferred underwriting commissions) payable by PAQC, (ii) fifty percent (50%) of the filing fees incurred in connection with making any filings with Governmental Authorities under Section 9.01, (iii) fifty percent (50%) of the filing fees incurred in connection with filing the Registration Statement, the Proxy Statement or other Offer Documents under Section 9.04, and (iv) fifty percent (50%) of all fees of the Nasdaq in connection with the application to list and the listing of the Company Class A Ordinary Shares and Company Warrants, and (v) any other fees, costs and expenses that are expressly allocated to PAQC pursuant to this Agreement or any other Ancillary Agreements. For the avoidance of doubt, PAQC Transaction Expenses shall not include any Company Transaction Expenses.
“PAQC Units” means the units issued in PAQC’s initial public offering, each consisting of one (1) PAQC Class A Ordinary Share and one-half (1/2) of a PAQC Warrant.
“PAQC Waiving Parties” has the meaning given to such term in Section 12.19.
“PAQC Warrants” means the warrants to purchase PAQC Class A Ordinary Shares.
“Parties” has the meaning given to such term in the preamble hereto.
“Party Making Change” has the meaning given to such term in Section 9.09.
“Party Receiving Change” has the meaning given to such term in Section 9.09.
“PCAOB” means the U.S. Public Company Accounting Oversight Board.
“Per Share Equity Value” means the quotient obtained by dividing (i) the Equity Value by (ii) the Aggregate Company Shares.
“Permits” means all permits, licenses, certificates of authority, authorizations, approvals, registrations, clearances, orders, variances, exceptions or exemptions and other similar consents issued by or obtained from a Governmental Authority.

“Permitted Leakage” means (i) any repurchase or redemption of any Equity Securities of the Company or any of its Subsidiaries by the Company or any of its Subsidiaries, as applicable, in the Ordinary Course of Business in connection with the termination of employment of any employee of the Company or its Subsidiaries, (ii) any payment by the Company or any of its Subsidiaries to (or on behalf of, or for the benefit of) any Related Party in respect of salary, bonus or other ordinary course compensation, director or manager fees, reimbursement or advancement of expenses, indemnification or other benefits due to such individual in their capacity as an employee, independent contractor or director of the Company or any of its Subsidiaries, together with any employer-paid portion of any employment or payroll Taxes related thereto, in each case, in the Ordinary Course of Business, (iii) any payments made by the Company or any of its Subsidiaries to a Related Party in the Ordinary Course of Business pursuant to any of the Affiliate Transactions, or (iv) any Tax payable by the Company or any of its Subsidiaries as a result of any of clauses (i) through (iii) above.
“Permitted Liens” means (i) statutory or common law mechanics, materialmen, warehousemen, landlords, carriers, repairmen and construction contractors and other similar Liens that arise in the Ordinary Course of Business and which are not yet due and payable or which are being contested in good faith through appropriate Actions, (ii) pledges or deposits incurred in the Ordinary Course of Business in connection with workers’ compensation, unemployment insurance and other social security legislation, (iii) Liens for Taxes not yet due and payable or which are being contested in good faith through appropriate Actions and with respect to which appropriate reserves have been made in accordance with IFRS, (iv) Liens on real property (including zoning, building, or other similar restrictions, variances, covenants, encumbrances, easements, covenants, rights of way and similar restrictions of record and irregularities in title) that do not, individually or in the aggregate, materially interfere with the ownership, operation, value, or present uses of such real property, (v) Liens that do not materially interfere with the present ownership, value or use of the assets of the Company or the rights of the Company under its licenses or leases, individually or in the aggregate, and (vi) non-exclusive licenses, covenants not to sue or similar use rights with respect to Intellectual Property.
“Person” means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, governmental agency or instrumentality or other entity of any kind.
“Personally Identifiable Information” means any and all (i) information relating to an individual that either contains data elements that identify the individual or that can be used, directly or indirectly, to identify, contact or locate the individual, (ii) information that enables a Person to contact the individual (such as information contained in a cookie or electronic device fingerprint), (iii) “personal data,” “personal information,” “nonpublic personal information” or any similar term as defined under any Privacy Law and (iv) other information, the Processing of which is regulated by any Privacy Law.
“PIPE Financing” has the meaning given to such term in the recitals hereto.
“PIPE Financing Amount” has the meaning given to such term in the recitals hereto.
“PIPE Investors” means those Persons who are participating in the PIPE Financing pursuant to a PIPE Subscription Agreement entered into with PAQC and the Company on or prior to the date hereof.
“PIPE Subscription Agreements” has the meaning given to such term in the recitals hereto.
“Pre-Closing PAQC Holders” means the Members (as defined in the PAQC Governing Document) of PAQC at any time prior to the First Merger Effective Time.
“Pre-Recapitalization Company Shares” means the Company Common Shares and the Company Preferred Shares.
“Privacy Requirements” means any and all (i) Company Privacy Policies, (ii) Contracts involving the Processing of Company PII, (iii) Applicable Laws that apply to the security, privacy or Processing of Personally Identifiable Information, including the General Data Protection Regulation (EU) 2016/679, the Personal Information Protection Law of the People’s Republic of China, the Personal Data Protection Act of Taiwan and the California Consumer Privacy Act (“Privacy Laws”), and (iv) industry self-regulatory principles applicable to the protection or Processing of Personally Identifiable Information to which the Company or any of its Subsidiaries has committed to adhere.
“Pro Rata Portion” means, with respect to each Shareholder Earnout Participant entitled to Shareholder Earnout Shares in connection with an applicable Shareholder Earnout Event, a number of Company Ordinary Shares equal to the quotient obtained by dividing (i) the aggregate number of Company Ordinary Shares held by such Shareholder Earnout Participant at the time of the occurrence of such Shareholder Earnout Event by (ii) the aggregate number of Company Ordinary Shares held by all Shareholder Earnout Participants entitled to Shareholder Earnout Shares in connection with such Shareholder Earnout Event at the time of the occurrence thereof.
“Process” or “Processing” means, with respect to any data or Personally Identifiable Information, the collection, recording, use, processing, storage, organization, modification, transfer, sale, retrieval, access, disclosure, deletion, dissemination or combination of such data or Personally Identifiable Information.
“Prospectus” has the meaning given to such term in Section 7.04.
“Proxy Statement” has the meaning given to such term in Section 9.04(a).
“Recapitalization” has the meaning given to such term in Section 2.01.
“Reference Price” means $10.00 per share.
“Registered Intellectual Property” has the meaning given to such term in Section 5.13(a).
“Registration Rights Agreement” has the meaning given to such term in the recitals hereto.
“Registration Statement” means the Registration Statement on Form F-4, or other appropriate form determined by the Parties, including any pre-effective or post-effective amendments or supplements thereto, to be filed with the SEC by the Company under the Securities Act with respect to Company Class A Ordinary Shares and other securities of the Company to be issued pursuant to this Agreement.
“Related Party” has the meaning given to such term in Section 5.21.
“Representatives” means, collectively, with respect to any Person, such Person’s officers, directors, Affiliates, employees, agents or advisors, including any investment banker, broker, attorney, accountant, consultant or other authorized representative of such Person.
“Required Company Shareholders” means the Company Shareholders described on Section 1.01 of the Company Disclosure Schedule.
“Sanctions” has the meaning given to such term in Section 5.24(e).
“SEC” means the U.S. Securities and Exchange Commission.
“SEC Documents” has the meaning given to such term in Section 6.08(a).
“Second Merger” has the meaning given to such term in Section 3.07(a).
“Second Merger Closing” has the meaning given to such term in Section 3.09.
“Second Merger Effective Time” has the meaning given to such term in Section 3.09.
“Second Merger Surviving Company” has the meaning given to such term in Section 3.07(b).
“Second Plan of Merger” has the meaning given to such term in Section 3.09.
“Section 16” has the meaning given to such term in Section 8.02.
“Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor statute.
“Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the Securities Act, the Exchange Act, the rules and regulations of the SEC, the auditing principles, rules,

standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the PCAOB and the rules of the Nasdaq.
“Security Incident” means any incident involving (i) information security breaches, intrusions or breakdowns of the Company IT Systems or (ii) unauthorized access, use, theft, extraction, Processing, transfer, modification, loss, disclosure, corruption, destruction or encryption of Company PII or other data held, in whatever form, by or on behalf of the Company or its Subsidiaries, including where the unauthorized event results from the use of any malicious code (including viruses, Trojan horses, worms, malware, ransomware, bombs, backdoors, clocks, timers or similar harmful or hidden programs or other disabling device or malicious code, design or routine), social engineering, unauthorized access to physical premises, loss of devices, disclosure of passwords or otherwise.
“Service Provider” means, as of any relevant time, any director, officer, employee or individual independent contractor of the Company or any of its Subsidiaries.
“Share Combination” has the meaning given to such term in Section 2.01.
“Shareholder Earnout Event” has the meaning given to such term in Section 4.06(a).
“Shareholder Earnout Participant” has the meaning given to such term in Section 4.06(a).
“Shareholder Earnout Period” has the meaning given to such term in Section 4.06(a).
“Shareholder Earnout Shares” has the meaning given to such term in Section 4.06(a).
“Significant Contract” has the meaning given to such term in Section 5.12(a).
“Software” means any and all (i) computer, mobile, or device software, programs, systems, applications and code, including any software implementations of algorithms, models and methodologies and any source code, object code, firmware, middleware, APIs, development and design tools, applets, compilers, assemblers, interfaces, engines, utilities and scripts, (ii) digital databases and compilations, including any and all digital libraries, data and collections of data, (iii) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, (iv) technology supporting, and the contents and audiovisual displays of, any internet site(s) and (v) error corrections, updates, modifications, enhancements, documentation, other works of authorship and media, including user manuals, training materials and other documentation, relating to or embodying any of the foregoing or on which any of the foregoing is recorded.
“Sponsor” means Provident Acquisition Holdings Ltd., a Cayman Islands exempted company with limited liability.
“Sponsor Letter Agreement” has the meaning given to such term in the recitals hereto.
“Subsidiary” means, with respect to a specified Person, a corporation or other entity (i) of which 50% or more of the voting power of the Equity Securities is owned, directly or indirectly, or held through contractual arrangement, by such specified Person or (ii) of which such specified Person has the power to cast a majority of votes at meetings of the board of directors, or an equivalent governing body.
“Surviving Provisions” has the meaning given to such term in Section 11.02.
“T-IFRS” means the Regulations Governing the Preparation of Financial Reports by Securities Issuers and the International Financial Reporting Standards, International Accounting Standards, IFRIC Interpretations, and SIC Interpretations endorsed and issued into effect by the R.O.C. Financial Supervisory Commission.
“Tax” means all federal, state, local, or foreign taxes, fees or levies imposed by a Governmental Authority (including income, profits, franchise, alternative minimum, gross receipts, sales, use, customs duties, value added, ad valorem, escheat, transfer, real property, personal property, stamp, capital stock, excise, premium, social security, payroll, occupation, employment, unemployment, severance, disability, registration, license, withholding and estimated tax), and any interest, penalty, or addition with respect thereto.

“Tax Grant” means any Tax exemption, Tax holiday, reduced Tax rate or other Tax benefit granted by a Taxing Authority with respect to the Company or any of its Subsidiaries that is not generally available without specific application therefor.
“Tax Return” means any return, report, schedule, form, statement, declaration, or document (including any refund claim, information statement, or amendment) filed or required to be filed with or submitted to a Governmental Authority in connection with the determination, assessment, collection or payment of any Tax.
“Tax Sharing Agreement” means any agreement or arrangement (including any provision of a Contract) pursuant to which the Company or any of its Subsidiaries is or may be obligated to indemnify any Person for, or otherwise pay, any Tax of or imposed on another Person, or indemnify, or pay over to, any other Person any amount determined by reference to actual or deemed Tax benefits, Tax assets, or Tax savings.
“Taxing Authority” means the Internal Revenue Service and any other Governmental Authority responsible for the administration, imposition, regulation, enforcement, assessment, determination or collection of any Tax.
“Terminating Company Breach” has the meaning given to such term in Section 11.01(d).
“Terminating PAQC Breach” has the meaning given to such term in Section 11.01(e).
“Termination Date” has the meaning given to such term in Section 11.01(b).
“Top 10 Customers” means the 10 most significant customers of the Company, together with its Subsidiaries, as measured by amounts of revenue recognized by the Company and its Subsidiaries for the 12-month period ended December 31, 2021.
“Top 10 Vendors” means the 10 most significant vendors of the Company, together with its Subsidiaries, as measured by amounts of cost and expenses recognized by the Company and its Subsidiaries for the 12-month period ended December 31, 2021.
“Trading Day” means any day on which the Company Class A Ordinary Shares are actually traded on the principal securities exchange or securities market on which Company Class A Ordinary Shares are then traded.
“Transaction Proposals” has the meaning given to such term in Section 9.05(a).
“Transactions” has the meaning given to such term in the recitals hereto.
“Transfer Tax” means any direct or indirect transfer (including real estate transfer), sales, use, stamp, documentary, registration, conveyance, recording, or other similar Taxes or governmental fees (and any interest, penalty, or addition with respect thereto) payable as a result of the consummation of the transactions contemplated by this Agreement and the Sponsor Letter Agreement.
“Treasury Regulations” means the temporary and final regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).
“Trust Account” means the account established by PAQC for the benefit of its public shareholders pursuant to the Trust Agreement.
“Trust Agreement” means the Investment Management Trust Agreement, dated as of January 7, 2021, by and between PAQC and the Trustee.
“Trustee” means Continental Stock Transfer & Trust Company, a New York corporation.
“U.S. Plan” means any Company Benefit Plan that covers Service Providers located primarily within the United States.
“Virtual Data Room” means the virtual data room established and maintained by or on behalf of the Company in connection with PAQC’s due diligence investigation of the Company relating to the Transactions, access to which was given to PAQC.

“Voting Agreement” has the meaning given to such term in the recitals hereto.
“VWAP” means, for any security on a relevant date, the daily dollar volume-weighted average price for such security on the principal securities exchange or securities market on which such security is then traded during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “HP” function (set to weighted average) or, if the foregoing does not apply, the daily dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no daily dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported by OTC Markets Group Inc. If the VWAP cannot be calculated for such security on such date(s) on any of the foregoing bases, the VWAP of such security on such date(s) shall be the fair market value per share on such date(s) as reasonably determined by the Company.
Section 1.02.   Construction.
(a)   Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender and neuter form, (ii) words using the singular or plural form also include the plural or singular form, respectively, (iii) the terms “hereof,” “herein,” “hereby,” “hereto,” “herewith,” “hereunder” and derivative or similar words refer to this entire Agreement (including the Annexes and Appendices hereto) and not to any particular provision of this Agreement, (iv) the terms “Article,” “Section” and “Annex” refer to the specified Article, Section or Annex of or to this Agreement unless otherwise specified, (v) whenever any other word derived from a defined term shall be used in this Agreement, such derived word shall have the meaning correlative to such defined term (e.g., “controlled” or “controlling” shall have the meaning correlative to “control”), (vi) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation” whether or not they are in fact followed by such phrase or phrases or words of like import, (vii) the word “or” shall be disjunctive but not exclusive, and (viii) references to anything having been “provided,” “made available” or “delivered” (or any other similar references) to PAQC means the relevant item has been posted in the Virtual Data Room accessible to PAQC no later than 8:00 p.m. on the day immediately prior to the date hereof, and (ix) references to anything having been “provided,” “made available” or “delivered” (or any other similar references) to the Company and its Subsidiaries means the relevant item is publicly available or has been provided by or on behalf of PAQC to the Company no later than 8:00 p.m. on the day immediately prior to the date hereof.
(b)   All Annexes or Schedules (including the Company Disclosure Schedule and the PAQC Disclosure Schedule) annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized term(s) used in any Annex or Schedule (including the Company Disclosure Schedule and the PAQC Disclosure Schedule) annexed hereto or referred to herein but not otherwise defined therein shall have the meaning ascribed to such term(s) in this Agreement.
(c)   Unless the context of this Agreement otherwise requires, references to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto; provided that, with respect to any agreement or other document identified in the Company Disclosure Schedule or the PAQC Disclosure Schedule, such amendment or other modification thereto is also identified in the Company Disclosure Schedule or the PAQC Disclosure Schedule, respectively.
(d)   Unless the context of this Agreement otherwise requires, references to any statute, law or other Applicable Law shall include all regulations and rules promulgated thereunder and references to any statute, law or other Applicable Law shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.
(e)   References to any Person include references to such Person’s successors and assigns (provided, however, that nothing contained in this clause is intended to authorize any assignment or transfer not otherwise permitted by this Agreement), and in the case of any Governmental Authority, to any Person succeeding to its functions and capacities.

(f)   The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent. The Parties acknowledge that each Party and its counsel has reviewed and participated in the drafting of this Agreement and that no rule of strict construction, presumption or burden of proof favoring or disfavoring a Party shall be applied against any Party.
(g)   Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. If any action is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action may be deferred until the next Business Day. Except as otherwise expressly provided herein, (i) any reference in this Agreement to a date or time shall be deemed to be such date or time in New York, New York and (ii) references from or through any date mean, unless otherwise specified, from and including or through and including, such date, respectively.
(h)   The phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.”
(i)   The terms “writing,” and “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in visible form.
(j)   All accounting terms used herein and not expressly defined herein shall have the meanings given to them under T-IFRS or IFRS, as applicable.
(k)   All monetary figures used herein, including references to “$,” shall be in United States dollars unless otherwise specified.
Section 1.03.   Knowledge.   As used herein, the phrase “to the knowledge” of any Person shall mean the actual knowledge, after reasonable inquiry, of (a) in the case of the Company, Alice H. Chang, Louis Chen, Johnny Tseng and Rick Lee, provided that such inquiry shall not require any searches, analyses or similar investigations regarding Intellectual Property unless reasonably required of an individual serving in the capacity in which such individual serves; and (b) in the case of PAQC, Michael Aw and Zhiqiang Goh.
ARTICLE 2
Pre-Closing Transactions
Section 2.01.   Recapitalization of Company Share Capital.   On the Closing Date, immediately prior to the First Merger Effective Time, the following actions shall take place or be effected (in the order set forth in this Section 2.01): (a) the Listing A&R AoA shall be adopted and become effective, and (b) the Company shall effect a share combination such that each Pre-Recapitalization Company Share (whether issued and outstanding or authorized but unissued) immediately prior to the First Merger Effective Time shall be consolidated into a number of shares equal to the Combination Factor, and upon such share combination, (i) each resulting share held by any Person other than the Founder Parties shall be repurchased and cancelled by the Company in exchange for the issuance of a Company Class A Ordinary Share to the holder of such repurchased and cancelled share, and (ii) each resulting share that is held by the Founder Parties shall be repurchased and cancelled by the Company in exchange for the issuance of a Company Class B Ordinary Share to the holder of such repurchased and cancelled share (the “Share Combination”); provided that no fraction of a Company Class A Ordinary Share or Company Class B Ordinary Share will be issued by virtue of the Share Combination, and each Company Shareholder that would otherwise be so entitled to a fraction of a Company Class A Ordinary Share or Company Class B Ordinary Share (after aggregating all fractional shares that otherwise would be received by such Company Shareholder) shall instead be entitled to receive such number of Company Class A Ordinary Shares or Company Class B Ordinary Shares to which such Company Shareholder would otherwise be entitled, rounded to the nearest whole number (with one-half being rounded upward) (clauses (a) through (b), the “Recapitalization”). Subject to and without limiting anything contained in Section 7.01, the Combination Factor shall be adjusted to reflect appropriately the effect of any stock or share subdivision, reverse share subdivision, capitalization, share dividend or share distribution (including any dividend or distribution of securities convertible into Pre-Recapitalization Company Shares or Company Class A Ordinary Shares or Company Class B Ordinary Shares, as applicable), reorganization, recapitalization, reclassification, consolidation, exchange of shares or other like change (in each case, other than the Recapitalization) with respect to Pre-Recapitalization Company

Shares or Company Class A Ordinary Shares or Company Class B Ordinary Shares occurring on or after the date hereof and prior to the Closing Date. If no adjustment to the Combination Factor is required pursuant to the preceding sentence and assuming the number of Aggregate Company Shares is 570,480,741, the value of the Combination Factor shall be 0.17704366. For reference purposes only, an illustrative calculation of the Share Combination is set forth on Appendix 2.01.
Section 2.02.   Conversion of PAQC Class B Ordinary Shares.   On the Closing Date, immediately prior to the First Merger Effective Time, all PAQC Class B Ordinary Shares that are issued and outstanding immediately prior to the First Merger Effective Time shall be repurchased and cancelled by PAQC in exchange for the issuance of such number of PAQC Class A Ordinary Shares in accordance with the conversion ratio provided under Article 17.2 of the PAQC Governing Document (as adjusted in accordance with Article 17.3 of the PAQC Governing Document and the Sponsor Letter Agreement).
ARTICLE 3
The Mergers; Closing
Section 3.01.   First Merger
(a)   Upon the terms and subject to the conditions set forth in this Agreement, at the First Merger Effective Time, Merger Sub 1 shall be merged with and into PAQC in accordance with Part XVI of the Cayman Islands Companies Act, with PAQC being the surviving company (the “First Merger”).
(b)   Upon consummation of the First Merger at the First Merger Effective Time, the separate corporate existence of Merger Sub 1 shall cease to exist and Merger Sub 1 will be struck off the Register of Companies in the Cayman Islands, and PAQC, as the surviving company of the First Merger (also referred to herein as the “First Merger Surviving Company”), shall continue its corporate existence under the laws of the Cayman Islands.
Section 3.02.   Effects of the First Merger.   At the First Merger Effective Time, the First Merger shall have the effects specified in this Agreement, the First Plan of Merger and the Cayman Islands Companies Act. Without limiting the generality of the foregoing, and subject thereto, at the First Merger Effective Time, all the rights, property of every description, including choses in action, and the business, undertaking, goodwill, benefits, immunities and privileges of each of PAQC and Merger Sub 1 shall vest in the First Merger Surviving Company and the First Merger Surviving Company shall be liable for and subject in the same manner as PAQC and Merger Sub 1 to all mortgages, charges or security interests and all Contracts, obligations, claims, debts and liabilities of PAQC and Merger Sub 1 in accordance with the Cayman Islands Companies Act.
Section 3.03.   First Merger Closing; First Merger Effective Time.   Subject to the terms and conditions of this Agreement, the closing of the First Merger (the “First Merger Closing”) shall take place at 9:00 a.m. (Cayman Islands time) on the date which is three (3) Business Days after the date on which all conditions set forth in Article 10 shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions) or such other time and place as PAQC and the Company may mutually agree. Subject to the satisfaction or waiver of all of the conditions set forth in Article 10, on the date of the First Merger Closing, PAQC and Merger Sub 1 shall file a plan of merger (the “First Plan of Merger”) in substantially the form attached as Annex F hereto and other documents required under the Cayman Islands Companies Act to effect the First Merger with the Cayman Islands Registrar of Companies as provided by Section 233 of the Cayman Islands Companies Act. The First Merger shall become effective at 9:00 a.m. (Cayman Islands time) on the date of the First Merger Closing or at such later time or on such later date as may be agreed by PAQC and the Company in writing and, in either case, as specified in the First Plan of Merger in accordance with the Cayman Islands Companies Act (the “First Merger Effective Time”).
Section 3.04.   Memorandum and Articles of Association of First Merger Surviving Company.   At the First Merger Effective Time, in accordance with the First Plan of Merger, the First Merger Surviving Company shall adopt the memorandum and articles of association in substantially the form attached as Appendix II to the First Plan of Merger.

Section 3.05.   Directors and Officers of the First Merger Surviving Company.   At the First Merger Effective Time, the directors and officers of Merger Sub 1 as of immediately prior to the First Merger Effective Time shall be the directors and officers of the First Merger Surviving Company, unless otherwise determined by PAQC and the Company prior to the First Merger Effective Time, and until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal in accordance with the memorandum and articles of association of the First Merger Surviving Company.
Section 3.06.   Effects of the First Merger on the Share Capital of PAQC and Merger Sub 1.
(a)   At the First Merger Effective Time, by virtue of the First Merger and without any action on the part of PAQC, the Company, Merger Sub 1 or any holder of PAQC Class A Ordinary Shares or PAQC Warrants:
(i)   each PAQC Class A Ordinary Share that is issued and outstanding (other than the PAQC Dissenting Shares) shall be cancelled in exchange for the right to receive one (1) Company Class A Ordinary Share (the aggregate number of Company Class A Ordinary Shares thus issued to all holders of PAQC Class A Ordinary Shares (other than the holders of the PAQC Dissenting Shares) in connection with the First Merger is referred to herein as the “Company Exchange Shares”). A certain portion of the Company Exchange Shares held by the Sponsor shall be subject to surrender immediately after, and contingent upon, the Closing, pursuant to the Sponsor Letter Agreement. All PAQC Class A Ordinary Shares (other than the PAQC Dissenting Shares) shall no longer be outstanding and shall be cancelled and cease to exist, and each holder of PAQC Class A Ordinary Shares (other than the PAQC Dissenting Shares) shall thereafter cease to have any rights with respect thereto, except for the right to receive the consideration set forth in this Section 3.06(a)(i);
(ii)   each PAQC Dissenting Share issued and outstanding shall be cancelled and cease to exist in accordance with Section 4.03 and shall carry no right other than the right to receive the applicable payment as set forth in Section 4.03; and
(iii)   each PAQC Warrant that is outstanding and unexercised shall thereupon be converted into and become the right to receive a Company Warrant, which shall be on the same terms and conditions as the applicable PAQC Warrant (all Company Warrants issued to all holders of PAQC Warrants in connection with the First Merger is referred to herein as the “Company Exchange Warrants”). The Company shall take all corporate actions necessary to reserve for future issuance, and shall maintain such reservations for so long as any of the Company Exchange Warrants remain outstanding, a sufficient number of Company Class A Ordinary Shares for delivery upon the exercise of such Company Exchange Warrants. All PAQC Warrants shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of PAQC Warrants shall thereafter cease to have any rights with respect thereto, except the right to receive the consideration set forth in this Section 3.06(a)(iii).
(b)   At the First Merger Effective Time, by virtue of the First Merger and without any action on the part of PAQC, the Company, Merger Sub 1 or any holder of PAQC Class A Ordinary Shares or PAQC Warrants, each ordinary share of Merger Sub 1, par value $0.10 per share, issued and outstanding immediately prior to the First Merger Effective Time shall be converted into and become one (1) validly issued, fully paid and non-assessable ordinary share, par value $0.10 per share, of the First Merger Surviving Company. Such ordinary share(s) of the First Merger Surviving Company shall constitute the only issued and outstanding share capital of the First Merger Surviving Company upon the First Merger Effective Time.
Section 3.07.   Second Merger.
(a)   Upon the terms and subject to the conditions set forth in this Agreement, at the Second Merger Effective Time, the First Merger Surviving Company shall be merged with and into Merger Sub 2 in accordance with Part XVI of the Cayman Islands Companies Act, with Merger Sub 2 being the surviving company (the “Second Merger” and together with the First Merger, the “Mergers”).

(b)   Upon consummation of the Second Merger at the Second Merger Effective Time, the separate corporate existence of the First Merger Surviving Company shall cease to exist and the First Merger Surviving Company will be struck off the Register of Companies in the Cayman Islands, and Merger Sub 2, as the surviving company of the Second Merger (also referred to herein as the “Second Merger Surviving Company”), shall continue its corporate existence under the laws of the Cayman Islands.
Section 3.08.   Effects of the Second Merger.   At the Second Merger Effective Time, the Second Merger shall have the effects specified in this Agreement, the Second Plan of Merger and the Cayman Islands Companies Act. Without limiting the generality of the foregoing, and subject thereto, at the Second Merger Effective Time, all the rights, property of every description, including choses in action, and the business, undertaking, goodwill, benefits, immunities and privileges of each of the First Merger Surviving Company and Merger Sub 2 shall vest in the Second Merger Surviving Company and the Second Merger Surviving Company shall be liable for and subject in the same manner as the First Merger Surviving Company and Merger Sub 2 to all mortgages, charges or security interests and all Contracts, obligations, claims, debts and liabilities of the First Merger Surviving Company and Merger Sub 2 in accordance with the Cayman Islands Companies Act.
Section 3.09.   Second Merger Closing; Second Merger Effective Time.   Subject to the terms and conditions of this Agreement, the closing of the Second Merger (the “Second Merger Closing”, and the consummation of the Mergers is referred to herein as the “Closing”) shall take place after the consummation of the First Merger, at 9:05 a.m. (Cayman Islands time) on the same day as the First Merger Closing. The date on which the Closing actually occurs is referred to in this Agreement as the “Closing Date.” Subject to the satisfaction or waiver of all of the conditions set forth in Article 10, on the date of the Second Merger Closing, the First Merger Surviving Company and Merger Sub 2 shall file a plan of merger (the “Second Plan of Merger”) in substantially the form attached as Annex G hereto and other documents required under the Cayman Islands Companies Act to effect the Second Merger with the Cayman Islands Registrar of Companies as provided by Section 233 of the Cayman Islands Companies Act. The Second Merger shall become effective following the First Merger Effective Time, at 9:05 a.m. (Cayman Islands time) on the date of the Second Merger Closing, or at such later time or on such later date as may be agreed by PAQC and the Company in writing and, in either case, as specified in the Second Plan of Merger in accordance with the Cayman Islands Companies Act (the “Second Merger Effective Time”).
Section 3.10.   Memorandum and Articles of Association of Second Merger Surviving Company.   At the Second Merger Effective Time, in accordance with the Second Plan of Merger, the Second Merger Surviving Company shall adopt the memorandum and articles of association in substantially the form attached as Appendix II to the Second Plan of Merger.
Section 3.11.   Directors and Officers of the Second Merger Surviving Company.   At the Second Merger Effective Time, the directors and officers of Merger Sub 2 as of immediately prior to the Second Merger Effective Time shall be the directors and officers of the Second Merger Surviving Company, unless otherwise determined by PAQC and the Company prior to the Second Merger Effective Time, and until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal in accordance with the memorandum and articles of association of the Second Merger Surviving Company.
Section 3.12.   Effects of the Second Merger on the Share Capital of the First Merger Surviving Company and Merger Sub 2.   At the Second Merger Effective Time, by virtue of the Second Merger and without any action on the part of the Company, the First Merger Surviving Company or Merger Sub 2, each ordinary share of the First Merger Surviving Company, par value US$0.10 per share, and each ordinary share of Merger Sub 2, par value US$0.10 per share, issued and outstanding immediately prior to the Second Merger Effective Time shall be converted into and become one (1) validly issued, fully paid and non-assessable ordinary share of the Second Merger Surviving Company. Such ordinary shares of the Second Merger Surviving Company shall constitute the only issued and outstanding share capital of the Second Merger Surviving Company upon the Second Merger Effective Time.

ARTICLE 4
Treatment of Securities; Closing Deliveries; Shareholder Earnout
Section 4.01.   Treatment of Company Options.
(a)   Upon the consummation of the Recapitalization, each Company Option, whether vested or unvested, that is outstanding and unexercised immediately prior to the Recapitalization, automatically and without any action on the part of any holder or beneficiary thereof, shall be adjusted into an option (each, an “Adjusted Option”) to purchase Company Class A Ordinary Shares (in the case the holder thereof is not a Founder Party) or Company Class B Ordinary Shares (in the case the holder thereof is a Founder Party). Each such Adjusted Option shall be adjusted to be exercisable for that number of Company Class A Ordinary Shares or Company Class B Ordinary Shares, as applicable, determined by multiplying the number of Company Common Shares subject to such Company Option immediately prior to the Recapitalization by the Combination Factor, which product shall be rounded down to the nearest whole number of shares, at a per share exercise price determined by dividing the per share exercise price of such Company Option immediately prior to the Recapitalization by the Combination Factor, which quotient shall be rounded up to the nearest whole cent; provided, that the exercise price and the number of Company Class A Ordinary Shares or Company Class B Ordinary Shares purchasable under each Adjusted Option shall be determined in a manner consistent with the requirements of Section 409A of the Code and the applicable regulations promulgated thereunder; provided, further, that in the case of any Company Option to which Section 422 of the Code applies, the exercise price and the number of Company Class A Ordinary Shares or Company Class B Ordinary Shares purchasable under such Adjusted Option shall be determined in accordance with the foregoing in a manner that satisfies the requirements of Section 424(a) of the Code.
(b)   Promptly following the Recapitalization, the Company shall deliver to each holder of Company Options a notice setting forth the effect of the Recapitalization on such holder’s Company Options.
(c)   Prior to the Recapitalization, the Company shall have taken (or caused to be taken) all such actions as are reasonably necessary or appropriate to (i) effect the adjustment of Company Options pursuant to this Section 4.01 and (ii) make equitable changes or adjustments as the Company Board deems necessary or appropriate to the number and class of the Company shares or other stock or securities which may thereafter be issued in connection with future awards under the Company Equity Incentive Plan, in each case of (i) and (ii) in accordance with Applicable Law, the terms of the Company Equity Incentive Plan and any Contracts evidencing Company Options.
(d)   On or prior to the Closing Date, the Company shall file an effective registration statement on Form S-8 with respect to Company Class A Ordinary Shares issuable under the Company Equity Incentive Plan.
Section 4.02.   Closing Deliverables.
(a)   At or prior to the Closing, the Company shall deliver or cause to be delivered:
(i)
the Registration Rights Agreement, duly executed by the Company and the respective Company Shareholders party thereto;

(ii)
the Lock-Up Agreement, duly executed by the Company and the respective Company Shareholders party thereto; and

(iii)
a certificate signed by an authorized officer of the Company, dated the Closing Date, certifying that the conditions specified in Section 10.02(a), Section 10.02(b) and Section 10.02(c) have been fulfilled.

(b)   At or prior to the Closing, PAQC shall deliver or cause to be delivered:
(i)
the Registration Rights Agreement, duly executed by Sponsor; and

(ii)
a certificate signed by an officer of PAQC, dated the Closing Date, certifying that the conditions specified in Section 10.03(a), Section 10.03(b) and Section 10.03(c) have been fulfilled.

Section 4.03.   Dissenter’s Rights.
(a)   Notwithstanding anything in this Agreement to the contrary and to the extent available under the Cayman Islands Companies Act, all PAQC Ordinary Shares that are issued and outstanding immediately prior to the First Merger Effective Time and that are held by any Person who shall have validly exercised and not effectively withdrawn or lost their rights to dissent from the First Merger, in accordance with Section 238 of the Cayman Islands Companies Act (the “PAQC Dissenting Shares” and holders of PAQC Dissenting Shares being referred to as “PAQC Dissenting Shareholders”) shall be cancelled and cease to exist at the First Merger Effective Time, shall not be entitled to receive the applicable Company Exchange Shares under Section 3.06(a)(i) and shall instead be entitled to receive only the payment of the fair value of such PAQC Dissenting Shares held by them determined in accordance with Section 238 of the Cayman Islands Companies Act.
(b)   For the avoidance of doubt, all PAQC Ordinary Shares held by PAQC Dissenting Shareholders who shall have failed to exercise or who shall have effectively withdrawn or lost their dissenter rights under Section 238 of the Cayman Islands Companies Act shall thereupon (i) not be deemed to be PAQC Dissenting Shares, and (ii) be cancelled and cease to exist in exchange for, at the First Merger Effective Time, the right to receive the applicable Company Exchange Shares under Section 3.06(a)(i) in the manner provided in Section 4.04.
(c)   PAQC shall provide to the Company (i) reasonably prompt notice of any notices of objection or notices of dissent to the First Merger or demands for appraisal under Section 238 of the Cayman Islands Companies Act received by PAQC, attempted withdrawals of such notices, dissents or demands, and any other instruments served pursuant to the Cayman Islands Companies Act and received by PAQC relating to the exercise of any rights to dissent from the First Merger or appraisal rights and (ii) the opportunity to participate in all negotiations and proceedings with respect to any such notice of dissenter right or demand for appraisal under the Cayman Islands Companies Act. PAQC shall not, except with the prior written consent of the Company, make any offers or payment with respect to any exercise by a shareholder of its rights to dissent from the First Merger or any demands for appraisal or offer to settle or settle any such demands or approve any withdrawal of any such demands.
(d)   In the event that any written notice of objection to the First Merger is served on PAQC by any PAQC Shareholder pursuant to Section 238(2) of the Cayman Islands Companies Act, PAQC shall give written notice of the authorization of the First Merger to each such PAQC Shareholder within twenty (20) days of obtaining the PAQC Shareholder Approval, pursuant to and in accordance with Section 238(4) of the Cayman Islands Companies Act.
Section 4.04.   Exchange of Shares and Warrants.
(a)   Immediately prior to or at the First Merger Effective Time, the Company shall deposit, or cause to be deposited, with an exchange agent selected by PAQC (the “Exchange Agent”): (i) evidence in book-entry form of Company Class A Ordinary Shares representing the number of Company Class A Ordinary Shares required to be issued to the holders of PAQC Ordinary Shares (other than PAQC Dissenting Shareholders) in connection with the First Merger as the Company Exchange Shares under Section 3.06(a)(i), and (ii) the Company Exchange Warrants.
(b)   With respect to any holder of PAQC Ordinary Shares (other than PAQC Dissenting Shareholders) or PAQC Warrants, PAQC and the Company shall instruct the Exchange Agent to deliver to such holder (i) the Company Exchange Shares or (ii) the Company Exchange Warrants, as applicable, to which such holder is entitled pursuant to Section 3.06(a), at the First Merger Effective Time, and in exchange any outstanding PAQC Ordinary Shares or PAQC Warrants shall be cancelled as a result of the First Merger, without any further action by any party. If the Exchange Agent requires that, as a condition to receiving the Company Exchange Shares or Company Exchange Warrants, any holder of PAQC Ordinary Shares or PAQC Warrants deliver a letter of transmittal to the Exchange

Agent, then at or as promptly as practicable following the First Merger Effective Time, the Company shall cause the Exchange Agent to send to each holder of PAQC Ordinary Shares and each holder of PAQC Warrants a letter of transmittal (which shall specify that the delivery shall be effected, and the risk of loss and title shall pass, only upon proper transfer of (i) each Company Exchange Share or (ii) the relevant Company Exchange Warrant, as applicable, to the Exchange Agent, and which letter of transmittal will be in customary form and have such other provisions as PAQC and the Company may reasonably specify) for use in such exchange, and no holder of PAQC Ordinary Shares or PAQC Warrants shall be entitled to receive the Company Exchange Shares or the Company Exchange Warrants, as applicable, unless such holder has delivered a completed and duly executed letter of transmittal to the Exchange Agent.
(c)   From and after the First Merger Effective Time, any certificate(s) representing PAQC Ordinary Shares (other than PAQC Dissenting Shares) or PAQC Warrants shall be deemed to evidence such holder’s right to receive its respective portion of the Company Exchange Shares or Company Exchange Warrants, as applicable, into which such PAQC Ordinary Shares or PAQC Warrants shall have been converted by the First Merger. From and after the First Merger Effective Time, all previous holders of PAQC Ordinary Shares or PAQC Warrants shall cease to have any rights as shareholders or equityholders of PAQC other than the right to receive such holder’s respective portion of the Company Exchange Shares or the Company Exchange Warrants, as applicable, into which such PAQC Ordinary Shares and PAQC Warrants have been converted pursuant to this Agreement, without interest, or, in the case of PAQC Dissenting Shareholders, the right to receive the applicable payment as set forth in Section 4.03. From and after the First Merger Effective Time, there shall be no further registration of transfers of PAQC Ordinary Shares or PAQC Warrants on the register of members or transfer books of PAQC.
Section 4.05.   No Liability; Withholding.
(a)   None of the Parties, the Second Merger Surviving Company or the Exchange Agent shall be liable to any Person for any portion of the Company Exchange Shares or Company Exchange Warrants delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. Notwithstanding any other provision of this Agreement, any portion of the Company Exchange Shares or Company Exchange Warrants that remains undistributed to the PAQC Shareholders as of immediately prior to the date on which the Company Exchange Shares or Company Exchange Warrants would otherwise escheat to or become the property of any Governmental Authority shall, to the extent permitted by Applicable Law, become the property of the Company, free and clear of all claims or interest of any Person previously entitled thereto.
(b)   Each of the Parties, the Second Merger Surviving Company and the Exchange Agent (without duplication) shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under any Applicable Law; provided, that if the Company or any party acting on its behalf determines that any payment hereunder is subject to deduction and/or withholding, then the Company shall (i) provide written notice to PAQC as soon as reasonably practicable after such determination and (ii) consult and cooperate with PAQC reasonably and in good faith to reduce or eliminate any such deduction or withholding to the extent permitted by Applicable Law. Any amounts so deducted and withheld shall be paid over to the appropriate Governmental Authority in accordance with Applicable Law and shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.
Section 4.06.    Shareholder Earnout.
(a)   From and after the Closing Date until the fifth (5th) anniversary of the Closing Date (the “Shareholder Earnout Period”), promptly (but in any event within fifteen (15) Business Days) after the occurrence of any Shareholder Earnout Event, the Company shall issue up to an aggregate of 10,000,000 Company Class A Ordinary Shares and Company Class B Ordinary Shares (the “Shareholder Earnout Shares”) in accordance with this Section 4.06 to each Person set forth in Section 4.06 of the Company Disclosure Schedule (each, a “Shareholder Earnout Participant”) in accordance with such Shareholder Earnout Participant’s Pro Rata Portion (provided that only Founder Parties are entitled to receive

Company Class B Ordinary Shares as Shareholder Earnout Shares), fully paid by the Company’s capital surplus and free and clear of all Liens, with (i) 3,000,000 of the Shareholder Earnout Shares issuable if over any twenty (20) Trading Days within any thirty (30) Trading Day period the VWAP of the Company Class A Ordinary Shares is greater than or equal to $11.50, (ii) 3,000,000 of the Shareholder Earnout Shares issuable if over any twenty (20) Trading Days within any thirty (30) Trading Day period the VWAP of the Company Class A Ordinary Shares is greater than or equal to $13.00 and (iii) 4,000,000 of the Shareholder Earnout Shares issuable if over any twenty (20) Trading Days within any thirty (30) Trading Day period the VWAP of the Company Class A Ordinary Shares is greater than or equal to $14.50 (each, a “Shareholder Earnout Event”), provided that in each case, any fractional shares shall be rounded down to the nearest whole number and payment for such fraction shall be made in cash in lieu of any such fractional share based on a value equal to applicable target price; provided, further, if any Shareholder Earnout Participant holds not more than 1% of the Company’s fully diluted share capital at the time of the occurrence of an applicable Shareholder Earnout Event, such Shareholder Earnout Participant shall not be entitled to any Shareholder Earnout Shares in connection with such Shareholder Earnout Event.
(b)   At all times during the Shareholder Earnout Period, the Company shall reserve and keep available for issuance a sufficient number of authorized and unissued Company Ordinary Shares to permit the Company to satisfy its issuance obligations set forth in this Section 4.06 and shall take all actions required to increase the authorized number of Company Ordinary Shares if at any time there shall be insufficient authorized and unissued Company Ordinary Shares to permit such reservation.
(c)   The Company shall take such actions as are reasonably requested by Shareholder Earnout Participants to evidence the issuances pursuant to this Section 4.06, including through the provision of an updated register of members (or extract thereof) showing such issuances (as certified by an officer of the Company responsible for maintaining such register of members or the registered office provider of the Company).
(d)   In the event that the Company shall at any time during the Shareholder Earnout Period pay any dividend on Company Ordinary Shares by the issuance of additional Company Ordinary Shares, or effect a subdivision or combination or consolidation of the issued and outstanding Company Ordinary Shares (by reclassification or otherwise) into a greater or lesser number of Company Ordinary Shares, then in each such case, (i) the number of Shareholder Earnout Shares shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of Company Ordinary Shares (including any other shares so reclassified as Company Ordinary Shares) issued and outstanding immediately after such event(s) and the denominator of which is the number of Company Ordinary Shares that were issued and outstanding immediately prior to such event(s) and (ii) the dollar values set forth in Section 4.06(a) above shall be appropriately adjusted to provide to such Shareholder Earnout Participant the same economic effect as contemplated by this Agreement prior to such event(s).
(e)   During the Shareholder Earnout Period, the Company shall take all reasonable efforts for (i) the Company to remain listed as a public company on, and for the Company Class A Ordinary Shares (including, when issued, the Shareholder Earnout Shares) to be tradable over, the Nasdaq, and (ii) the Shareholder Earnout Shares (other than the Class B Ordinary Shares), when issued, to be approved for listing on the Nasdaq.
(f)   For the avoidance of doubt, each Shareholder Earnout Participant shall be entitled to receive Shareholder Earnout Shares only upon the occurrence of each Shareholder Earnout Event; provided, however, that each Shareholder Earnout Event may only occur once, if at all, and, with respect to each Shareholder Earnout Event, in no event shall any Shareholder Earnout Participant or any other Person be entitled to receive, nor shall the Company be obligated to issue, more than the product of (i) the total amount of Shareholder Earnout Shares specified in Section 4.06(a) for such Shareholder Earnout Event (as adjusted by Section 4.06(d)) multiplied by (ii) the applicable Pro Rata Portion for such Shareholder Earnout Event.
(g)   The rights of the Shareholder Earnout Participants to receive the Shareholder Earnout Shares are personal in nature and, except with the written consent of the Company, are non-transferable and non-assignable, except that each Shareholder Earnout Participant shall be entitled to assign such rights by will or, by the laws of intestacy.

(h)   The right of the Shareholder Earnout Participants to receive the Shareholder Earnout Shares shall not entitle the holders thereof to any voting or dividend rights otherwise granted to holders of Company Class A Ordinary Shares (if any) prior to the issuance of such shares. For the avoidance of doubt, the Company shall not be required to issue Company Class A Ordinary Shares to the extent not permitted to do so by Applicable Law, including by way of an exemption from registration under applicable securities laws.
(i)   In the event that after the Closing and prior to the expiration of the Shareholder Earnout Period, (i) there is a Change of Control (or a definitive agreement providing for a Change of Control has been entered into prior to the expiration of the Shareholder Earnout Period and such Change of Control is ultimately consummated, even if such consummation occurs after the expiration of the Shareholder Earnout Period), (ii) any liquidation, dissolution or winding up of the Company (whether voluntary of involuntary) is initiated, (iii) any bankruptcy, reorganization, debt arrangement or similar proceeding under any bankruptcy, insolvency or similar law, or any dissolution or liquidation proceeding, is instituted by or against the Company, or a receiver is appointed for the Company or a substantial part of its assets or properties or (iv) the Company makes an assignment for the benefit of creditors, or petitions or applies to any Governmental Authority for, or consents or acquiesces to, the appointment of a custodian, receiver or trustee for all or substantially all of its assets or properties (each of clauses (i) through (iv), a “Shareholder Earnout Acceleration Event”), then any Shareholder Earnout Shares that have not been previously issued by the Company (whether or not previously earned) shall be deemed earned and issued by the Company to the Shareholder Earnout Participants upon such Shareholder Earnout Acceleration Event pursuant to this Article 4 unless, in the case of a Shareholder Earnout Acceleration Event that is a Change of Control, the value of the consideration to be received by the holders of the Company Ordinary Shares in such Change of Control transaction is less than the share price threshold applicable to the applicable Shareholder Earnout Event; provided that the determinations of such consideration and value shall be determined in good faith by the disinterested members of the Company Board; and provided, further, that if there is a Change of Control pursuant to which (i) holders of the Company Ordinary Shares receive no consideration or (ii) the Change of Control transaction is structured such that the Shareholder Earnout Shares may still be earned, then no Shareholder Earnout Acceleration Event shall be deemed to have occurred, and the Shareholder Earnout Participants shall continue to have the right to receive Shareholder Earnout Shares pursuant to this Agreement.
ARTICLE 5
Representations and Warranties of the Company
Except as set forth in the Company Disclosure Schedule (subject to Section 12.15), the Company represents and warrants to PAQC as of the date hereof and as of the Closing Date as follows:
Section 5.01.   Corporate Existence and Power.
(a)   The Company is an exempted company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands and has all requisite corporate power and authority to own or lease its properties and to conduct its business as it is now being conducted.
(b)   A true and complete copy of the memorandum and articles of association, each as amended to date, of the Company has been made available by the Company to PAQC. Such memorandum and articles of association are in full force and effect and, if required under Applicable Law, have been registered with, as applicable, the appropriate Governmental Authorities. The Company is not in violation of any of the provisions of its memorandum and articles of association.
(c)   The Company is duly licensed or qualified and, where applicable, in good standing as a foreign company in each jurisdiction in which the ownership or lease of its property or the character of its activities is such as to require it to be so licensed, qualified or in good standing, as applicable, except where the failure to be so licensed or qualified would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

Section 5.02.   Corporate Authorization.
(a)   Each of the Company and the Acquisition Entities has all requisite corporate power and authority to execute and deliver this Agreement and each Ancillary Agreement to which it is (or is specified to be) a party, to perform its obligations hereunder and thereunder, and (subject to the approvals described in Section 5.03) to consummate the Transactions. The execution, delivery and performance of this Agreement and each Ancillary Agreement to which it is (or is specified to be) a party, and the consummation of the Transactions, have been duly and validly authorized and approved by the Company Board and the board of directors of each Acquisition Entity and, except for (i) the Company Shareholder Approval and (ii) the adoption of this Agreement by the Company in its capacity as the sole shareholder of Merger Sub 1 and Merger Sub 2, no other corporate or similar organizational action on the part of the Company, any Acquisition Entity or any of their Subsidiaries or any holders of any Equity Securities of the Company, any Acquisition Entity or any of their Subsidiaries is necessary to authorize the execution and delivery by the Company and the Acquisition Entities of this Agreement or the Ancillary Agreements to which the Company or any Acquisition Entity is (or is specified to be) a party, the performance by the Company or any Acquisition Entity of its obligations hereunder and thereunder and the consummation of the Transactions. This Agreement has been duly and validly executed and delivered by each of the Company and the Acquisition Entities and, assuming this Agreement constitutes a legal, valid and binding obligation of the other parties hereto, constitutes a legal, valid and binding obligation of each of the Company and the Acquisition Entities, enforceable against each of the Company and the Acquisition Entities in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity. Each Ancillary Agreement to which the Company or any Acquisition Entity is (or is specified to be) a party, when executed and delivered by the Company or such Acquisition Entity, will be duly and validly executed and delivered by the Company or such Acquisition Entity, and, assuming such Ancillary Agreement constitutes a legal, valid and binding obligation of the other parties thereto, will constitute a legal, valid and binding obligation of the Company or such Acquisition Entity, enforceable against the Company or such Acquisition Entity in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.
(b)   At a meeting duly called and held, the Company Board has, by duly adopted resolutions, unanimously (i) approved this Agreement and the transactions contemplated by this Agreement, (ii) determined that this Agreement and the transactions contemplated by this Agreement are advisable and in the best interests of the Company and the Company Shareholders, (iii) directed that the adoption of this Agreement be submitted for approval by the Company Shareholders and (iv) resolved to recommend that the Company Shareholders approve this Agreement and the transactions contemplated by this Agreement.
Section 5.03.   Governmental Authorizations; Consents.   Assuming the representations and warranties of PAQC contained in this Agreement are true, correct and complete, no consent, approval or authorization of, or designation, declaration to or filing with, notice to, or any other action by or in respect of, any Governmental Authority or other Person is required on the part of the Company or any Acquisition Entity with respect to the Company’s and the Acquisition Entities’ execution, delivery and performance of this Agreement and each Ancillary Agreement to which it is (or is specified to be) a party or the consummation of the Transactions, except for (a) the filing of the First Plan of Merger, the Second Plan of Merger and related documentation with the Cayman Islands Registrar of Companies and the publication of notification of the Mergers in the Cayman Islands Government Gazette in accordance with the Cayman Islands Companies Act, (b) any consents, approvals, authorizations, designations, declarations, filings, notices or actions, the absence of which would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, (c) the filing (A) with the SEC of the Proxy Statement/Registration Statement and the declaration of the effectiveness thereof by the SEC and (B) of any other documents or information required pursuant to applicable requirements, if any, of applicable Securities Laws, (d) compliance with and filings or notifications required to be filed with the state securities regulators pursuant to “blue sky” Laws and state takeover Laws as may be required in connection with this Agreement or the Ancillary Agreements, (e) approval for listing the Company Class A Ordinary Shares and Company Warrants issued pursuant to this Agreement on the Nasdaq, or (f) any corporate authorizations that are described in Section 5.02(a).
Section 5.04.   Noncontravention.   The execution, delivery and performance of this Agreement and each Ancillary Agreement to which the Company or any Acquisition Entity is (or is specified to be) a party by the Company or such Acquisition Entity and the consummation of the Transactions do not and will not (a) contravene, conflict with, or violate any provision of, or result in the breach of, any Applicable Law, (b) contravene, conflict with, or violate any provision of, or result in the breach of, the memorandum and articles of association or other organizational documents of the Company or any of its Subsidiaries, (c) assuming the receipt of the consents, approvals, authorizations and other requirements set forth in Section 5.03, conflict with, violate or result in a breach of any term, condition or provision of any Significant Contract, or terminate or result in a default under, or require any consent, notice or other action by any Person under (with or without notice, or lapse of time, or both) or the loss of any right under, or create any right of termination, acceleration or cancellation of, any Significant Contract, or (d) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company or any of its Subsidiaries, or constitute an event which, with or without notice or lapse of time or both, would reasonably be expected to result in any such violation, breach, termination or creation of a Lien or result in a violation or revocation of any required license, Permit or approval from any Governmental Authority or other Person, except, in each case of clauses (a), (c) and (d) above, to the extent that the occurrence of any of the foregoing would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.
Section 5.05.   Subsidiaries.
(a)   The Subsidiaries of the Company are set forth on Section 5.05 of the Company Disclosure Schedule. Each of the Subsidiaries of the Company has been duly incorporated, formed or organized and is validly existing and in good standing, where applicable, under the Applicable Laws of its jurisdiction of incorporation, formation or organization and has all requisite corporate or similar organizational power and authority to own or lease its properties and to conduct its business as it is now being conducted. Each Subsidiary of the Company is duly licensed or qualified and in good standing as a foreign company (or other entity, if applicable) in each jurisdiction in which its ownership or lease of property or the character of its activities is such as to require it to be so licensed or qualified or in good standing, as applicable, except where the failure to be so licensed or qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(b)   True and complete copies of the organizational documents of the Subsidiaries of the Company have been made available to PAQC, and are in full force and effect and such Subsidiaries are not in violation of any of the provisions thereof.
Section 5.06.   Capitalization.
(a)   All of the issued and outstanding Company Common Shares and Company Preferred Shares have been duly authorized and validly issued in accordance with all Applicable Laws, including all applicable federal securities laws, and the organizational documents of the Company, and are fully paid and non-assessable and are not subject to, nor were they issued in violation of, any preemptive rights, rights of first refusal or similar rights, and are free and clear of all Liens and other restrictions (including any restriction on the right to vote, sell or otherwise dispose of such Company Common Shares and Company Preferred Shares), other than generally applicable transfer restrictions imposed by applicable securities laws. Section 5.06(a) of the Company Disclosure Schedule sets forth a true, correct and complete list, as of the date of this Agreement, of all the Company Common Shares and Company Preferred Shares that are authorized, issued or outstanding and the holders of such Company Common Shares and Company Preferred Shares. Except as set forth in Section 5.06(a) of the Company Disclosure Schedule, there are no other authorized, issued or outstanding Equity Securities of the Company.
(b)   Set forth on Section 5.06(b) of the Company Disclosure Schedule is (i) the capitalization of each direct and indirect Subsidiary of the Company, including the number of Equity Securities authorized, issued and outstanding (including the holder of any such Equity Securities) for each such Subsidiary and (ii) the name of each other corporation, limited liability company, trust, partnership, joint venture or other entity in which the Company or any of its Subsidiaries owns Equity Securities and the amount and the ownership percentage represented by such Equity Securities. The outstanding Equity Securities of each of the Company’s Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to, nor were they issued in violation of, any preemptive rights, rights of first refusal or similar rights. The Company or one or more of its wholly owned Subsidiaries own of record and beneficially all the issued and outstanding Equity Securities of each Subsidiary of the Company free and clear of any Liens other than Permitted Liens.
(c)   The Company has made available to PAQC a true, correct and complete list, as of the date of this Agreement, of all the Company Options that are authorized, issued or outstanding and any applicable exercise price, vesting schedule, grant date and expiration date of such Company Options. Other than the Company Options and as set forth on Section 5.06(a) of the Company Disclosure Schedule or Section 5.06(b) of the Company Disclosure Schedule, there are no Equity Securities of the Company or any Subsidiary of the Company. There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Equity Securities of the Company or any Subsidiary of the Company. There are no outstanding bonds, debentures, notes or other Indebtedness of the Company or any of its Subsidiaries having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter for which the equityholders of the Company or any Subsidiary of the Company may vote. Each Company Option was granted (i) with a per share exercise price that was not less than the fair market value of a Company Common Share on the date of grant, (ii) in accordance with the terms of the Company Equity Incentive Plan and (iii) in accordance with, or pursuant to compliant reliance on an exemption from, applicable securities law. Except as set forth in Section 5.06(c) of the Company Disclosure Schedule, none of the Company or any of its Subsidiaries is a party to any equityholders agreement, voting agreement or registration rights agreement relating to the Equity Securities of the Company or any Subsidiary of the Company. There are no declared but unpaid dividends or other distributions with regard to any issued and outstanding Equity Securities of the Company or any Subsidiary of the Company.
(d)   The Company Class A Ordinary Shares to be issued to the holders of PAQC Ordinary Shares pursuant to this Agreement will, upon issuance and delivery at the Closing, (i) be duly authorized and validly issued, and fully paid and non-assessable, (ii) be issued in compliance in all material respects with Applicable Law, (iii) not be issued in breach or violation of any preemptive rights or Contract, and (iv) be issued to such holders with good and valid title, free and clear of any Liens other than any restrictions on transfer under this Agreement, any of the Ancillary Agreements or Applicable Law.
Section 5.07.   Financial Statements.
(a)   Attached as Section 5.07(a) of the Company Disclosure Schedule are true and complete copies of (i) the audited consolidated balance sheets of the Company and its Subsidiaries and related consolidated statements of comprehensive income, of changes in equity and of cash flows as of and for the years ended December 31, 2020 and December 31, 2019, together with the auditor’s reports (the “Audited T-IFRS Financial Statements”) and (ii) the financial information prepared by the Company relating to the unaudited consolidated accounting revenue, expenses, operating income and net income of the Company and its Subsidiaries for the three months ended March 31, 2021 and June 30, 2021 (the “Management’s Unaudited Interim Financial Information”). The Audited T-IFRS Financial Statements present fairly, in all material respects, the consolidated balance sheet, comprehensive income, changes in equity and cash flows of the Company and its Subsidiaries as of the dates and for the periods indicated in such Audited T-IFRS Financial Statements in conformity with T-IFRS, consistently applied throughout the periods indicated. The Management’s Unaudited Interim Financial Information presents fairly, in all material respects, the consolidated accounting revenue, expenses, operating income and net income of the Company and its Subsidiaries for the periods indicated in such Management’s Unaudited Interim Financial Information, in conformity with T-IFRS, consistently applied throughout the periods indicated. When included in the Proxy Statement and the Registration Statement pursuant to Section 9.04(e), the IFRS Financial Statements and the 2021 Audited IFRS

Financial Statements (if applicable pursuant to Section 9.04(e)), shall be prepared in conformity with IFRS, consistently applied throughout the periods indicated (except, in the case of the Interim IFRS Financial Statements, for the absence of footnotes and other presentation items required by IFRS and for normal and recurring year-end adjustments that are not material).
(b)   On the Closing Date, the Audited IFRS Financial Statements and the 2021 Audited IFRS Financial Statements (if applicable pursuant to Section 9.04(e)) will have been audited in accordance with PCAOB auditing standards by a PCAOB-qualified auditor that was independent under Rule 2-01 of Regulation S-X under the Securities Act. The Interim IFRS Financial Statements have been prepared in accordance with IFRS and Regulation S-X and reviewed by a PCAOB-qualified auditor that was independent under Rule 2-01 of Regulation S-X under the Securities Act in accordance with PCAOB Auditing Standard 4105.
(c)   The Company and its Subsidiaries have established and maintained systems of internal controls over financial reporting. Such systems are designed to provide, in all material respects, reasonable assurance that (i) all transactions are executed in accordance with management’s general or specific authorization, (ii) all transactions are recorded as necessary to permit preparation of proper and accurate financial statements in accordance with T-IFRS or IFRS, as applicable, and to maintain accountability for the Company’s and its Subsidiaries’ assets and (iii) material information is communicated to management as appropriate. Except as set forth on Section 5.07(c) of the Company Disclosure Schedule, none of the Company, its Subsidiaries, or, to the knowledge of the Company, an independent auditor of the Company or its Subsidiaries, has identified or been made aware of (i) any significant deficiency or material weakness in the system of internal accounting controls utilized or maintained by the Company and its Subsidiaries, (ii) any fraud, whether or not material, that involves the Company’s or its Subsidiaries’ management or other employees who have a significant role in the preparation of financial statements or the internal accounting controls utilized or maintained by the Company or its Subsidiaries, or (iii) any claim or allegation regarding any of the foregoing.
(d)   Neither the Company nor any of its Subsidiaries is a party to, or is subject to any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, on the other hand), including any structured finance, special purpose or limited purpose entity or Person, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Securities Act), in each case, where the result, purpose or effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Audited T-IFRS Financial Statements.
(e)   Neither the Company nor any of its Subsidiaries has received from any employee of the Company or its Subsidiaries any written or, to the knowledge of the Company, oral complaint, allegation, assertion or claim with respect to unlawful or potentially unlawful activity regarding accounting, internal accounting controls, auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries, and the Company and its Subsidiaries have not independently identified or received any written notice from their independent accountants regarding any of the foregoing.
(f)   As of the date hereof, the Company and its Subsidiaries do not have any Indebtedness except as set forth in Section 5.07(f) of the Company Disclosure Schedule.
Section 5.08.   Undisclosed Liabilities.
(a)   Each of the Acquisition Entities was incorporated solely for the purpose of effecting the transactions contemplated by this Agreement and has not engaged in any business activities or conducted any operations other than in connection with the transactions contemplated hereby and has no, and at all times prior to the Second Merger Effective Time except as expressly contemplated by this Agreement, will have no, assets, liabilities or obligations of any kind or nature whatsoever other than those incident to its formation.

(b)   There is no liability, debt or obligation of the Company or any of its Subsidiaries (x) required to be set forth on a balance sheet of the Company in accordance with T-IFRS or (y) that is material, in each case except for liabilities, debts and obligations (i) as (and to the extent) reflected or reserved for on the balance sheet of the Company as of December 31, 2020 included in the Audited T-IFRS Financial Statements, (ii) that have arisen since December 31, 2020 in the Ordinary Course of Business (none of which results from, arises out of or was caused by any tortious conduct, breach of Contract, infringement or violation of Applicable Law by the Company or any of its Subsidiaries), (iii) incurred in connection with the transactions contemplated by this Agreement, (iv) arising, directly or indirectly, in connection with the COVID-19 Pandemic, (v) that are executory obligations under any Significant Contracts that are in effect as of the date hereof (excluding any liabilities arising from a breach of Contract), or (vi) expressly disclosed in Section 5.08(b) of the Company Disclosure Schedule.
Section 5.09.   Absence of Changes.
(a)   Since December 31, 2020, there has not been any Company Material Adverse Effect.
(b)   Since December 31, 2020, the Company and its Subsidiaries (i) have, in all material respects, conducted their business and operated their properties in the Ordinary Course of Business and (ii) have not taken any action (or failed to take any action) that would violate Sections 7.01(c), (e), (f), (g), (h), (j), (l), (m), (p) and (r) (to the extent related to clauses (c), (e), (f), (g), (h), (j), (l), (m), (p)) if such action had been taken (or failed to be taken) after the date of this Agreement.
Section 5.10.   Litigation and Proceedings.   Since January 1, 2019, there have not been any, and there are currently no, pending or, to the knowledge of the Company, threatened, Actions against the Company or any of its Subsidiaries or any of their respective properties or assets, or, to the knowledge of the Company, any of their respective directors or employees, in their capacity as such except, in each case, as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole. Since January 1, 2019, neither the Company nor any of its Subsidiaries nor any property or asset of the Company or any such Subsidiary, has been subject to any Governmental Order.
Section 5.11.   Compliance with Laws; Permits.
(a)   Except as set forth in Section 5.11(a) of the Company Disclosure Schedule, the Company and its Subsidiaries are, and since January 1, 2019 have been, in compliance with all Applicable Laws, except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole. Since January 1, 2019, (i) none of the Company or any of its Subsidiaries has been subjected to, or received any notification from, any Governmental Authority of a material violation of any Applicable Law or any investigation by a Governmental Authority for actual or alleged material violation of any Applicable Law, (ii) to the knowledge of the Company, no claims have been filed against the Company or any of its Subsidiaries with any Governmental Authority alleging any material failure by the Company or any of its Subsidiaries to comply with any Applicable Law, and (iii) neither the Company nor any of its Subsidiaries has made a voluntary, directed, or involuntary disclosure to any Governmental Authority regarding any alleged act or omission arising under or relating to any material noncompliance with any Applicable Law.
(b)   The Company and each of its Subsidiaries has all Permits that are required to own, lease or operate its properties and assets and to conduct its business as currently conducted and as proposed to be conducted (the “Company Permits”), except where the failure to have such Company Permits would not be material to the Company and its Subsidiaries, taken as a whole. As of the date hereof, (i) each Company Permit is in full force and effect in accordance with its terms, (ii) no outstanding notice of revocation, cancellation or termination of any Company Permit has been received by the Company or any of its Subsidiaries, (iii) there are no Actions pending or, to the knowledge of the Company, threatened that seek the revocation, suspension, withdrawal, adverse modification, cancellation or termination of any Company Permit, and (iv) each of the Company and each of its Subsidiaries is, and has been since January 1, 2019, in compliance with all material Company Permits applicable to the Company or such Subsidiary and, to the knowledge of the Company, no condition exists that with notice or lapse of time or both would constitute a default under such Company Permits, in each case, except as would not be material to the Company and its Subsidiaries, taken as a whole. The consummation of the transactions contemplated by this Agreement will not cause the revocation, modification or cancellation of any Company Permits, except for any such revocation, modification or cancellation that would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole. Section 5.11(b) of the Company Disclosure Schedule contains a true and complete list of all material Company Permits.
Section 5.12.   Significant Contracts.
(a)   Section 5.12(a) of the Company Disclosure Schedule contains a complete and accurate list of all Contracts to which the Company or any of its Subsidiaries is a party or is bound by falling within the following categories and in effect as of the date hereof (each Contract required to be listed on Section 5.12(a) of the Company Disclosure Schedule and, as of the Closing, any other Contract in effect that would have been required to be disclosed pursuant to Section 5.12(a) if in effect on the date hereof, a “Significant Contract”):
(i)   any Contract, the performance of which involves payments or expected payments (A) by the Company or its Subsidiaries in the aggregate in excess of $150,000 in any fiscal year or (B) to the Company or its Subsidiaries in the aggregate in excess of $150,000 in any fiscal year;
(ii)   any Contract for the voting of Equity Securities of the Company or any of its Subsidiaries;
(iii)   any Contract with a Top 10 Vendor or Top 10 Customer (other than purchase or service orders accepted, confirmed or entered into in the Ordinary Course of Business);
(iv)   each employment Contract with any of the following employees of the Company or one of its Subsidiaries: Alice H. Chang, Louis Chen, Johnny Tseng, Wayne Liu, Rob Isozaki, Hans Peng, Rick Lee and Sylvain Delteil;
(v)   each collective bargaining Contract (a “Labor Contract”);
(vi)   any Contract pursuant to which the Company or any of its Subsidiaries leases, subleases, occupies or otherwise uses any real property;
(vii)   (A) any Contract under which the Company or any of its Subsidiaries has granted to a third party any right, license, sublicense or covenant not to sue with respect to any material Intellectual Property, other than non-exclusive licenses granted in the Ordinary Course of Business, or (B) any Contract pursuant to which the Company or any of its Subsidiaries obtains any right, license, sublicense or covenant not to sue from a third party with respect to any Intellectual Property that is material to the business of the Company and its Subsidiaries, other than non-exclusive licenses of commercial off-the-shelf Software that are available to the public generally with annual license, maintenance, support and other fees of less than $250,000;
(viii)   any Contract that (A)(1) contains a covenant not to compete in any line of business or solicit individuals for employment, (2) grants exclusive or preferential rights or “most favored nations” status to any Person, or (3) obligates the Company or any of its Subsidiaries to purchase or obtain a minimum or specified amount of any product or service in excess of  $1,000,000 in the aggregate during any fiscal year, in each case that is applicable to the Company or any of its Subsidiaries or (B) prohibits the Company or any of its Subsidiaries from soliciting any customers or strategic partners, in each case of (A) and (B), other than non-disclosure agreements and confidentiality agreements entered into in the Ordinary Course of Business;
(ix)   any Contract under which the Company or any of its Subsidiaries has (A) created, incurred, assumed or guaranteed (or may create, incur, assume or guarantee) any Indebtedness (excluding, for the avoidance of doubt, any intercompany arrangements solely between or among the Company or any of its Subsidiaries), (B) granted a Lien on its assets or group of assets, whether tangible or intangible, to secure any Indebtedness, (C) extended credit to any Person (other than Contracts (1) involving immaterial advances made to an employee of the Company or any of its Subsidiaries or (2) for goods and services, in each case in the Ordinary Course of Business) or (D) granted a material performance bond, letter of credit or any other similar instrument, in each case, in excess of $2,000,000;

(x)   any Contract with any Governmental Authority;
(xi)   each Contract with a Related Party (other than Company Benefit Plans or Contracts for compensation for services performed by a Related Party as director, officer, service provider or employee of the Company or any of its Subsidiaries and amounts reimbursable for routine travel and other business expenses in the Ordinary Course of Business);
(xii)   each Contract relating to the acquisition or disposition of any business (whether by merger, sale of stock, sale of assets or otherwise) that contains financial covenants, indemnities or other payment obligations (including “earn-out” or other contingent payment obligations) that would reasonably be expected to result in the making of payments by the Company and its Subsidiaries after the Closing Date in excess of $2,000,000;
(xiii)   any Contract establishing any joint venture, strategic alliance, partnership or other collaboration;
(xiv)   any Contract involving any resolution or settlement of any actual or threatened litigation, arbitration, claim or other dispute under which the Company or any of its Subsidiaries has any ongoing obligations (either monetary or non-monetary), except where such resolution or settlement solely involves monetary obligations not exceeding $250,000; and
(xv)   any Contract which grants any Person a right of first refusal, right of first offer or similar right with respect to any properties, assets or businesses of the Company or any of its Subsidiaries.
(b)   True and correct copies of each Significant Contract as of the date hereof have been delivered to or made available to PAQC. Each Significant Contract is in full force and effect and represents the legal, valid and binding obligations of the Company, and to the knowledge of the Company the other parties thereto, and is enforceable against the Company, and to the knowledge of the Company against the other parties thereto, in accordance with its terms and conditions. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any other party to any such Significant Contract is in breach of or in default under such Significant Contract. Neither the Company nor any of its Subsidiaries has received any written claim or notice of any material breach of or default under any Significant Contract, and, to the knowledge of the Company, no event has occurred which individually or together with other events, would reasonably be expected to result in a material breach of or a default under any Significant Contract by the Company or any Subsidiary of the Company party thereto or, to the knowledge of the Company, any other party thereto (in each case, with or without notice or lapse of time or both). No party to any Significant Contract has exercised termination rights with respect thereto or has indicated in writing that it intends to terminate or materially modify its relationship with the Company or any of its Subsidiaries.
Section 5.13.   Intellectual Property.
(a)   Section 5.13(a) of the Company Disclosure Schedule contains a complete and accurate list of all registrations and applications for registration included in the Owned Intellectual Property as of the date of this Agreement (the “Registered Intellectual Property”), including as to each such item, as applicable, (i) the current owner or registrant, (ii) the jurisdiction where the application, registration or issuance is filed, (iii) the application, registration or issue number and (iv) the applicable application, registration or issue date. Each item of Registered Intellectual Property that is material to the business of the Company and its Subsidiaries (A) has not been abandoned, canceled or adjudged invalid or unenforceable in whole or in part, (B) has been maintained effective by all requisite filings, renewals and payments and (C) is subsisting and, to the knowledge of the Company, valid and enforceable.
(b)   The Company and its Subsidiaries (i) solely and exclusively own all right, title and interest in and to the Owned Intellectual Property (including all Registered Intellectual Property) free and clear of all Liens (other than any Permitted Liens) and (ii) to the knowledge of the Company, have a valid and enforceable right to use all material Licensed Intellectual Property.
(c)   The Company and its Subsidiaries use commercially reasonable efforts in accordance with generally accepted industry practice to maintain, enforce and protect the confidentiality of all material

Trade Secrets owned by the Company and its Subsidiaries the value of which to their business is contingent upon maintaining the confidentiality thereof, including maintaining policies requiring all employees, consultants and independent contractors authorized to use or access any such Trade Secrets to agree to maintain the confidentiality thereof. To the knowledge of the Company, there has been no disclosure of any material Trade Secrets owned by the Company other than to employees, contractors, consultants, representatives and agents of the Company or any of its Subsidiaries under written confidentiality agreements.
(d)   The Company and its Subsidiaries own or have a valid and enforceable right to use any and all Intellectual Property used in or material to the conduct of the business of the Company and its Subsidiaries as currently conducted. The execution and delivery of this Agreement by the Company and the consummation of the Transactions will not result in the loss, alteration, encumbrance, termination, extinguishment or impairment of any material Owned Intellectual Property or any material Licensed Intellectual Property.
(e)   Neither the Company nor any of its Subsidiaries, nor the conduct of their business, has, since January 1, 2019, infringed, misappropriated or otherwise violated, nor are any of them infringing, misappropriating or otherwise violating, any third party’s Intellectual Property rights, in any manner that would, individually or in the aggregate, reasonably be expected to result in material liability to the Company and its Subsidiaries, taken as a whole. No Action is pending or, to the knowledge of the Company, has been threatened in writing against the Company or any of its Subsidiaries (i) alleging any infringement, misappropriation or violation of any third party’s Intellectual Property rights by the Company or any of its Subsidiaries or (ii) based upon, or challenging or seeking to deny or restrict, the rights of the Company or any of its Subsidiaries in any of the Owned Intellectual Property or Licensed Intellectual Property, in each case of (i) and (ii), the adverse result or conclusion of which would, individually or in the aggregate, reasonably be expected to result in a material adverse effect on the Company and its Subsidiaries, taken as a whole. To the knowledge of the Company, no third party has, since January 1, 2019, infringed, misappropriated or otherwise violated, or is infringing, misappropriating or otherwise violating, any Owned Intellectual Property, except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole. No Action by or on behalf of the Company or its Subsidiaries against a third party with respect to the alleged infringement, misappropriation or other violation of the Owned Intellectual Property is currently pending or threatened in writing.
(f)   No funding, facilities, personnel or resources of any Governmental Authority or any university, college, research institute or other educational institution was used in the development of any Owned Intellectual Property, except for any such funding or use of facilities or personnel that has not resulted in such Governmental Authority or institution obtaining ownership or other rights to any material Intellectual Property.
(g)   All current and former employees, independent contractors and consultants who contributed to the discovery, creation or development of any material Intellectual Property for or on behalf of the Company or any of its Subsidiaries have transferred all of their rights, title and interest in and to such Intellectual Property to the Company or one of its Subsidiaries pursuant to written agreements containing self-executing present-tense assignment language. To the knowledge of the Company, no such employee, independent contractor or consultant has asserted any right, license, claim or interest whatsoever in or with respect to any such Intellectual Property.
(h)   The use of any Open Source Software by the Company and its Subsidiaries is in compliance in all material respects with the terms and conditions of all applicable licenses for such Open Source Software, including notice and attribution obligations. No material Software included in the Owned Intellectual Property contains any Open Source Software that is licensed under any terms or conditions that require, as a condition to the use, modification or distribution of such Open Source Software, that any such material Software included in the Owned Intellectual Property be (i) made available, disclosed or distributed in source code form, (ii) licensed for the purpose of making derivative works, (iii) licensed under terms that allow reverse engineering, reverse assembly or disassembly of any kind or (iv) redistributable at no charge.

(i)   The Company and its Subsidiaries have not disclosed, delivered, licensed or otherwise made available (other than to current and former employees, independent contractors and consultants who are bound by written confidentiality agreements), and do not have a duty or obligation (whether present, contingent, or otherwise) to disclose, deliver, license, or otherwise make available, any source code for any material Software included in the Owned Intellectual Property to any Person.
(j)   None of the material Software included in the Owned Intellectual Property (i) contains any defect that would prevent such Software from performing in all material respects in accordance with its user specifications, (ii) contains any viruses, worms, Trojan horses, bombs, backdoors, clocks, timers or similar harmful or hidden programs or other disabling device or malicious code, design or routine that would, individually or in the aggregate, reasonably be expected to result in material harm to the Company and its Subsidiaries, taken as a whole, or (iii) is subject to any agreement to which the Company or any of its Subsidiaries is a party under which the Company or any of its Subsidiaries has deposited, or could be required to deposit, into escrow the source code of such Software and no such source code has been released to any third Person, or is entitled to be released to any third Person (on a contingent basis or otherwise), by any escrow agent, escrow service or similar third party. The consummation of the Transactions will not trigger the release of any source code of any such Software.
(k)   The Company IT Systems operate and perform in a manner that, in all material respects, permits the Company and its Subsidiaries to conduct their business as currently conducted and are in sufficiently good working condition to effectively perform all information technology operations and include a sufficient number of license seats for all Software included therein as necessary for the operation of the business of the Company and its Subsidiaries. The Company and its Subsidiaries have in place commercially reasonable measures, consistent in all material respects with generally accepted industry standards, to protect the confidentiality, integrity and security of the Company IT Systems that are owned or controlled by the Company or any of its Subsidiaries, and all information and transactions stored or contained therein or transmitted thereby, against any unauthorized use, access, interruption, modification or corruption, and such measures include commercially reasonable security protocol technologies, including the implementation of commercially reasonable (i) safeguards and security protocol technologies designed to protect against unauthorized access to, and unauthorized use, alteration, disclosure or distribution of Personally Identifiable Information, (ii) data backup, (iii) disaster avoidance and recovery procedures, (iii) business continuity procedures and (iv) encryption and other security protocol technology.
Section 5.14.   Data Privacy and Security.
(a)   The Company and its Subsidiaries have developed, implemented and maintained a written data protection, data privacy and cybersecurity program (the “Data Protection Program”) that is in compliance in all material respects with the Privacy Requirements. Since January 1, 2019, the Company and its Subsidiaries have not experienced any material Security Incident. Since January 1, 2019, no Person has claimed any compensation or damages from the Company or any of its Subsidiaries, or has brought, or threatened in writing to bring, any Action against the Company or any of its Subsidiaries, in each case, in relation to any actual or alleged Security Incident or otherwise for or arising as a result of any actual or alleged violation, breach or other non-compliance with or of any Privacy Requirement.
(b)   Except as set forth in Section 5.14(b) of the Company Disclosure Schedule, since January 1, 2019, the Company and its Subsidiaries have at all times complied in all material respects with all Privacy Requirements with respect to the Processing of Company PII. The Company and its Subsidiaries are not, and since January 1, 2019, have not been, subject to a Governmental Order of, or have received a written notice from, a Governmental Authority regarding, actual or alleged non-compliance with or violation of any Privacy Requirement.
(c)   To the knowledge of the Company and except as set forth in Section 5.14(c) of the Company Disclosure Schedule, (i) each of the Company’s and its Subsidiaries’ third-party data suppliers, vendors, and partners that Process any Company PII or other Personally Identifiable Information on behalf of the Company or its Subsidiaries are in compliance in all material respects with the Privacy Requirements, and (ii) there have been no material unauthorized or illegal Processing, or other breach, violation or default (or event that, with or without the giving of notice or lapse of time, would constitute a breach, violation or default) by any such supplier, vendor or other partner of any Privacy Requirements. Since January 1, 2019, no Security Incident has occurred for which the Privacy Requirements would require the Company or its Subsidiaries to notify any Governmental Authority.
(d)   The consummation of the Transactions will not breach any Privacy Requirement, except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.
Section 5.15.   Company Benefit Plans.
(a)   Section 5.15(a) of the Company Disclosure Schedule contains a complete and accurate list, as of the date of this Agreement, of each material Company Benefit Plan and specifies whether such plan is a U.S. Plan or an International Plan. A “Company Benefit Plan” means any “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), whether or not subject to ERISA, and all other employee compensation and benefit contracts, plans, policies, programs, or arrangements, and each other change in control, transaction bonus, equity or equity-based compensation, severance, retention, employment, change-of-control, bonus, incentive, deferred compensation, retirement, pension, profit-sharing, vacation, disability, medical (including any self-insured arrangement), dental, vision, disability or sick leave benefits, post-retirement benefits (including compensation, pension, health, medical or insurance benefits), health, welfare, prescription, or other fringe or employee benefit plan, agreement, program, policy, or arrangement (other than offer letters for at-will employment without an obligation for severance), in each case whether written or unwritten (i) that is maintained, sponsored, administered, entered into or contributed to (or required to be contributed to) by the Company or any of its Subsidiaries for the current or future benefit of any current or former Service Provider or (ii) under which the Company or any of its Subsidiaries has or is reasonably expected to have any direct or indirect obligation or liability. As of the date hereof, neither the Company nor any of its Subsidiaries has made any written commitment to establish or contribute to any new material Company Benefit Plan or materially modify any existing Company Benefit Plan.
(b)   With respect to each material Company Benefit Plan, the Company has delivered or made available to PAQC copies of, if applicable, (i) such Company Benefit Plan and any amendments thereto (or, if oral, a written summary thereof), (ii) any trust or funding agreement related thereto, (iii) the most recent summary plan description (if applicable), (iv) the most recent annual report on Form 5500 and all attachments thereto filed with the Internal Revenue Service (if applicable) including all schedules thereto, financial statements and any related actuarial reports, (v) all material correspondence or other communications received from any Governmental Authority in the last two (2) fiscal years regarding such Company Benefit Plan, (vi) the most recent determination or opinion letter issued by the Internal Revenue Service, and (vii) if such Company Benefit Plan is an International Plan, documents that are substantially comparable (taking into account differences in Applicable Law and practices) to the documents provided in clauses (i) through (vi).
(c)   Each Company Benefit Plan has been established, maintained, and administered in compliance in all material respects with its terms and all Applicable Laws, including ERISA and the Code. All contributions and other payments required by and due under the terms of each Company Benefit Plan have been timely made in all material respects.
(d)   Each Company Benefit Plan that is intended to be qualified within the meaning of Section 401(a) of the Code (i) has received a favorable determination or opinion letter as to its qualification, or (ii) has been established under a standardized master and prototype or volume submitter plan for which a current favorable Internal Revenue Service advisory letter or opinion letter has been obtained by the plan sponsor and is valid as to the adopting employer. Nothing has occurred to cause, or that could reasonably be expected to cause, the disqualification of any Company Benefit Plan that is intended to be so qualified. No non-exempt “prohibited transaction,” within the meaning of Section 4975 of the Code or Section 406 or 407 of ERISA, has occurred with respect to any Company Benefit Plan in connection with which the Company reasonably could be subject to a material tax or penalty.

(e)   None of the Company, any of its Subsidiaries, or any trade or business (whether or not incorporated) that is treated as a “single employer” together with, or under “common control” or part of a “controlled group” with, any of the foregoing (within the meaning of Section 414(b), (c), (m), or (o) of the Code) sponsors, maintains, contributes to (or is obligated to contribute to), or has any liability in respect of, or at any time in the six (6) years preceding the date hereof has sponsored, maintained, contributed to (or was obligated to contribute to), or had any liability in respect of, (i) an “employee pension benefit plan,” as defined in Section 3(2) of ERISA, including a “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA) or a “single-employer plan” (as defined in Section 4001(a)(15) of ERISA), that is subject to Title IV of ERISA, Section 412 of the Code, or Section 302 of ERISA, (ii) a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA), or (iii) a “multiple employer plan” (as described in Section 210 of ERISA). No Company Benefit Plan provides any post-termination or retiree life insurance, health insurance, or other employee welfare benefits to any Person, except as may be required by Applicable Law.
(f)   There are, and since January 1, 2019, there have been, (i) no pending or, to the knowledge of the Company, written threats of Actions (other than routine claims for benefits in the Ordinary Course of Business) with respect to any Company Benefit Plan, and (ii) no audits, material inquiries, or proceedings pending or, to the knowledge of the Company, threatened in writing by any Governmental Authority with respect to any Company Benefit Plan.
(g)   Each International Plan (i) has been maintained in compliance in all material respects with its terms and Applicable Law, (ii) if intended to qualify for special tax treatment, meets the requirements for such treatment in all material respects, and (iii) if required, to any extent, to be funded, book-reserved or secured by an insurance policy, is fully funded, book-reserved or secured by an insurance policy, as applicable, based on reasonable actuarial assumptions in accordance with applicable accounting principles.
(h)   Except as disclosed on Section 5.15(h) of the Company Disclosure Schedule, neither the execution and delivery of this Agreement by the Company nor the consummation of any of the transactions contemplated by this Agreement (either alone or in connection with any other event, contingent or otherwise) will (i) result in any payment or benefit (including notice, severance, golden parachute, bonus, commission, or otherwise) becoming due to any current or former Service Provider, (ii) result in any forgiveness of Indebtedness to any current or former Service Provider, (iii) increase any compensation or benefits otherwise payable by the Company or any of its Subsidiaries or under any Company Benefit Plan, (iv) result in the acceleration of the time of payment or vesting of any compensation or benefits except as required under Section 411(d)(3) of the Code, or require the funding of any Company Benefit Plan, or (v) result in or satisfy a condition to the payment or vesting of any compensation or benefit (or any acceleration of the foregoing) that would, in combination with any other such payment, benefit, or acceleration, result in an “excess parachute payment” within the meaning of Section 280G(b) of the Code.
Section 5.16.   Labor Matters.
(a)   Section 5.16(a) of the Company Disclosure Schedule contains a complete and accurate list of all current employees ranking senior manager or above of the Company and its Subsidiaries as of the date hereof, which includes the following information with respect to each such employee, to the extent disclosure of such information is not prohibited by Applicable Law: (i) the employee’s name or personal identifier, (ii) the position held by the employee (and whether part- or full-time), (iii) the employee’s principal location of employment and the name of the applicable employer entity, (iv) the employee’s date of hire (and service period for the purpose of employee-related entitlements if not tied to date of hire), and (v) exempt or non-exempt status under the Fair Labor Standards Act (for Company employees located in the United States). In addition, Section 5.16(a) of the Company Disclosure Schedule separately sets forth, for each individual independent contractor currently engaged by the Company or any of its Subsidiaries, such contractor’s name and a description of the nature of his/her services. Ten (10) days prior to the Closing Date, the Company shall provide PAQC with a true, complete and accurate list with all of the information set forth above updated as of such date.

(b)   Neither the Company nor any of its Subsidiaries is a party to, subject to, or in the process of entering into, any Labor Contract (whether written or unwritten) applicable to current or former Service Providers, nor are there any Service Providers represented by a works council or a labor organization or activities or proceedings of any labor union to organize any Service Providers. The consent of or consultation with, or the rendering of formal advice by, any labor or trade union, works council or other employee representative body is not required for the Company to enter into this Agreement or to consummate any of the transactions contemplated hereby.
(c)   Since January 1, 2019, (i) the Company and each of its Subsidiaries has been in compliance in all material respects with all Applicable Laws regarding labor and employment, including provisions thereof relating to wages, hours, collective bargaining, labor management relations, overtime, employee classification, discrimination, sexual harassment, civil rights, equal opportunity, affirmative action, work authorization, immigration, safety and health, plant closings and mass layoffs, workers compensation, continuation coverage under group health plans and wage payment, (ii) there have been no pending or, to the knowledge of the Company, complaints threatened in writing against the Company or its Subsidiaries regarding unfair labor practices before any Governmental Authority, (iii) there has been no pending or, to the knowledge of the Company, threatened (and the Company does not otherwise reasonably anticipate any), strike, labor dispute, slowdown, work stoppage or other labor stoppage with respect to the Company or any of its Subsidiaries, and (iv)  neither the Company nor any of its Subsidiaries has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act of 1988 or similar Applicable Law that remains unsatisfied.
(d)   Since January 1, 2019: (x) no Service Provider has, to the knowledge of the Company, made allegations of sexual harassment against (A) any current or former executive officer or director of the Company or its Subsidiaries or (B) any Company employee who, directly or indirectly, supervises at least ten (10) Service Providers, and (y) neither the Company nor any of its Subsidiaries have entered into any settlement agreement related to sexual harassment or sexual misconduct by a Service Provider ranking senior manager or above.
Section 5.17.   Taxes.
(a)   All income and other material Tax Returns required to be filed by the Company or any of its Subsidiaries (taking into account applicable extensions) have been timely filed in all material respects, and all such Tax Returns are true, correct and complete in all material respects.
(b)   The Company and its Subsidiaries have paid all material Taxes (whether or not shown on any Tax Return) that are due and payable by the Company and its Subsidiaries, except with respect to matters contested in good faith by appropriate proceedings and with respect to which adequate reserves have been made in accordance with T-IFRS.
(c)   Except for Permitted Liens, there are no Liens for Taxes upon the property or assets of the Company or any of its Subsidiaries.
(d)   Neither the Company nor any of its Subsidiaries has any liability for a material amount of unpaid Taxes which has not been accrued for or reserved on the Audited T-IFRS Financial Statements, other than any liability for unpaid Taxes that has been incurred since the end of the most recent fiscal year in connection with the operation of the business of the Company and its Subsidiaries in the Ordinary Course of Business.
(e)   All material amounts of Taxes required to be withheld by the Company and its Subsidiaries have been withheld and, to the extent required, have been paid over to the appropriate Governmental Authority.
(f)   None of the Company or any of its Subsidiaries has received from any Governmental Authority any written notice of any threatened, proposed, or assessed deficiency for Taxes of the Company or any of its Subsidiaries, except for such deficiencies that have been satisfied by payment, settled or withdrawn. No audit or other proceeding by any Governmental Authority is in progress with respect to any Taxes due from the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries has received written notice from any Governmental Authority that any such audit or proceeding is contemplated or pending.
(g)   No written claim has been made by any Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not pay a particular type of Tax or file a particular type of Tax Return that it is or may be required to file such type of Tax Return or pay such type of Tax in such jurisdiction.
(h)   Neither the Company nor any of its Subsidiaries has a request for a private letter ruling, a request for administrative relief, a request for technical advice or a request for a change of any method of accounting pending with any Governmental Authority. Neither the Company nor any of its Subsidiaries has extended the statute of limitations for assessment, collection or other imposition of any material amount of Tax (other than pursuant to an extension of time to file a Tax Return of not more than seven (7) months obtained in the Ordinary Course of Business), which extension is currently in effect.
(i)   Neither the Company nor any of its Subsidiaries is a party to or bound by any Tax sharing, indemnification or allocation agreement or other similar Contract, other than (i) any customary commercial Contracts entered into in the Ordinary Course of Business which do not primarily relate to Taxes or (ii) any such agreement solely among the Company and its Subsidiaries.
(j)   Neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code in the prior two (2) years.
(k)   Neither the Company nor any of its Subsidiaries has ever been a member of an Affiliated Group (other than an Affiliated Group the common parent of which is the Company or any of its Subsidiaries and which consists only of the Company and its Subsidiaries). Neither the Company nor any of its Subsidiaries has liability for the Taxes of any other Person (other than the Company and its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of Applicable Law), as transferor or successor, by Contract or otherwise (other than pursuant to any customary commercial Contract entered into in the Ordinary Course of Business which does not principally relate to Taxes).
(l)   Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of: (i) any change in method of accounting for a taxable period ending on or prior to the Closing; (ii) any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing; (iii) any installment sale or open transaction disposition made on or prior to the Closing; or (iv) any deferred revenue or prepaid amount received on or prior to the Closing outside the Ordinary Course of Business.
(m)   Neither the Company nor any of its Subsidiaries has any obligation to make any payment described in Section 965(h) of the Code.
(n)   Neither the Company nor any of its Subsidiaries has been a party to any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2).
(o)   The Company and its Subsidiaries have complied in all material respects with the conditions stipulated in each Tax Grant that the Company and its Subsidiaries have utilized.
(p)   To the knowledge of the Company, there are no facts, circumstances or plans that are not specifically contemplated by this Agreement and, either alone or in combination, could reasonably be expected to prevent the Mergers from qualifying for the Intended Tax Treatment.
(q)   Neither the Company nor any of its Subsidiaries has, or since January 1, 2016, has had, a permanent establishment in any country other than the country of its organization, or is, or since

January 1, 2016, has been, subject to income Tax in a jurisdiction outside the country of its organization, in each case, where it is required to file a material income Tax Return and does not file such Tax Return.
(r)   The Company is in compliance in all material respects with any applicable transfer pricing laws and regulations.
(s)   As of the Closing, Merger Sub 2 will have timely filed a valid IRS Form 8832 electing to be disregarded as an entity separate from the Company for U.S. federal income tax purposes effective as of the day of its formation and will not subsequently change such classification. As of the Closing, Merger Sub 1 will have timely filed a valid IRS Form 8832 electing to be treated as a corporation for U.S. federal income tax purposes effective as of the day of its formation and will not subsequently change such classification. As of immediately prior to the First Merger Effective Time and the Second Merger Effective Time, respectively, Merger Sub 1 and Merger Sub 2 shall be direct, wholly owned Subsidiaries of the Company.
Section 5.18.   Insurance.   Section 5.18 of the Company Disclosure Schedule sets forth a true, correct and complete list of all material policies of property, fire and casualty, product liability, workers’ compensation, and other forms of insurance held by, or for the benefit of, the Company or any of its Subsidiaries as of the date of this Agreement. True, correct and complete copies of such insurance policies, together with all amendments, modifications, or supplements thereto, have been made available to PAQC. With respect to each such insurance policy: (a) the policy is legal, valid, binding and enforceable in accordance with its terms and is in full force and effect, (b) neither the Company nor any of its Subsidiaries is in breach or default (including any such breach or default with respect to the payment of premiums or the giving of notice), and no event has occurred which, with or without notice or the lapse of time or both, will constitute such a breach or default, or permit termination or modification, under the policy, (c) no insurer on any such policy has been declared insolvent or placed in receivership, conservatorship or liquidation, (d) no notice of cancellation, termination, non-renewal, disallowance or reduction in coverage has been received (or, to the Company’s knowledge, threatened), nor has there been any lapse in coverage since January 1, 2019 and (e) there are no claims by the Company nor any of its Subsidiaries pending under any of the insurance policies as to which coverage has been denied or disputed by the underwriters of such policies or in respect of which such underwriters have reserved their rights. Neither the Company nor any of its Subsidiaries have any material self-insurance programs. There is no fact, condition, situation or set of circumstances (including the consummation of the transactions contemplated hereby) that could reasonably be expected to result in or be the basis for any material premium increase with respect to, or material alteration of coverage under, any insurance policy. The insurance policies provide coverage to the Company and its Subsidiaries that are reasonable and appropriate considering the business of the Company and its Subsidiaries (including the Contracts to which they are bound).
Section 5.19.   Real Property; Assets.
(a)   Neither the Company nor any of its Subsidiaries owns or has owned any real property. Section 5.19(a) of the Company Disclosure Schedule (i) correctly describes, as of the date hereof, all real property that the Company and its Subsidiaries lease, sublease, use, license or operate and (ii) contains a complete and accurate list of Leased Real Property. The Leased Real Property constitutes all of the real property occupied or operated by the Company and its Subsidiaries in connection with their business.
(b)   Each lease related to the Leased Real Property to which the Company or any of its Subsidiaries is a party is a legal, valid, binding and enforceable obligation of each of the parties thereto and is in full force and effect. The Company and its Subsidiaries have valid leasehold interests in, and enjoy undisturbed possession of, all Leased Real Property. Neither the Company nor any of its Subsidiaries is in material breach or material default under any such lease, and no condition exists which (with or without notice or lapse of time or both) would constitute a default by the Company or any of its Subsidiaries thereunder or, to the knowledge of the Company, by the other parties thereto.
(c)   Neither the Company nor any of its Subsidiaries have subleased or otherwise granted any Person the right to use or occupy any Leased Real Property, which is still in effect. Neither the Company nor any of its Subsidiaries have mortgaged, deeded in trust, collaterally assigned or granted any other security interest in the Leased Real Property or any interest therein, which is still in effect. Except for Permitted Liens, there exist no Liens affecting all or any portion of the Leased Real Property created by, through or under the Company or any of its Subsidiaries.
(d)   There are no pending or, to the knowledge of the Company, threatened (i) Actions or other proceedings to take all or any portion of the Leased Real Property or any interests therein by eminent domain or any condemnation proceeding (or the jurisdictional equivalent thereof) or (ii) sales or dispositions in relation to any such Action or proceeding. There is no purchase option, right of first refusal, first option or other similar right held by the Company or any of its Subsidiaries with respect to, or any real estate, building or other improvement affected by, any portion of the Leased Real Property.
(e)   The Company and its Subsidiaries have good title to, or in the case of leased properties and assets, have valid leasehold interests in, all of the property and assets (whether personal, tangible or intangible) reflected on the Audited T-IFRS Financial Statements or acquired by the Company and its Subsidiaries after the date of the Audited T-IFRS Financial Statements, except for (i) properties, assets and rights sold since the date of the Audited T-IFRS Financial Statements in the Ordinary Course of Business (or, with respect to such properties and assets sold after the date of this Agreement, as permitted pursuant to Section 7.01), (ii) where the failure to have such good title or valid leasehold interests would not be material to the Company and its Subsidiaries, taken as a whole, or (iii) Intellectual Property or Company IT Systems (which are the subject of Section 5.13). None of such property, assets and rights is subject to any Lien (other than Permitted Liens).
Section 5.20.   Environmental Matters.   The operations of the Company and its Subsidiaries do not involve the use, disposal or release of hazardous or toxic substances or the protection or restoration of the environment or human exposure to hazardous or toxic substances. None of the Company and its Subsidiaries has been penalized by Governmental Authorities for violation of any Applicable Law relating to pollution or the protection of the environment.
Section 5.21.   Affiliate Transactions.   Except for any Company Benefit Plan (including any employment or stock appreciation rights agreements entered into in the Ordinary Course of Business by the Company or any of its Subsidiaries) or as set forth in Section 5.21 of the Company Disclosure Schedule, no (a) Company Shareholder holding 5% or more of the Company Common Shares (on an as-converted basis), (b) former or current director, officer, manager of the Company or any of its Subsidiaries or (c) any Affiliate or “associate” or any member of the “immediate family” (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Securities Exchange Act of 1934), of any Person described in the foregoing clauses (a) or (b), in each case, other than the Company or any of its Subsidiaries (each a “Related Party”), is (i) a party to any Contract or business arrangement with the Company or any of its Subsidiaries, (ii) provides any services to, or is owed any money by or owes any money to, or has any claim or right against, the Company or any of its Subsidiaries (other than, in each case, compensation for services performed by a Person as director, officer, service provider or employee of the Company or any of its Subsidiaries and amounts reimbursable for routine travel and other business expenses in the Ordinary Course of Business), or (iii) directly or indirectly owns, or otherwise has any right, title or interest in, to or under, any tangible or intangible property, asset, or right that is, has been, or is currently planned to be used by the Company or any of its Subsidiaries (the Contracts, relationships, or transactions described in clauses (i) through (iii), the “Affiliate Transactions”).
Section 5.22.   Vendors.   Section 5.22 of the Company Disclosure Schedule contains a complete and accurate list of  the Top 10 Vendors, and the amount of consideration paid to such suppliers for such period. Except as disclosed in Section 5.22 of the Company Disclosure Schedule, since December 31, 2020, no Top 10 Vendor has cancelled, terminated, reduced or altered (including any material reduction in the rate or amount of sales or purchases or material increase in the prices charged or paid, as the case may be) its business relationship with the Company or any of its Subsidiaries, and the Company has not received written or, to the knowledge of the Company, oral notice from any of the Top 10 Vendors stating the intention of such Person to do so.
Section 5.23.   Customers.   Section 5.23 of the Company Disclosure Schedule contains a complete and accurate list of  the Top 10 Customers, and the amount of consideration paid by such customers for such period. Except as disclosed in Section 5.23 of the Company Disclosure Schedule, since December 31,

2020, no Top 10 Customer has cancelled, terminated, reduced or altered (including any material reduction in the rate or amount of purchases, as the case may be) its business relationship with the Company or any of its Subsidiaries, and the Company has not received written or, to the knowledge of the Company, oral notice from any of the Top 10 Customers stating the intention of such Person to do so.
Section 5.24.   Certain Business Practices; Anti-Corruption.
(a)   The Company and its Subsidiaries, and each of the Company’s and its Subsidiaries’ respective officers, directors, and, to the knowledge of the Company, employees (other than officers and directors), agents, representatives or other Persons acting on its behalf, have complied with, are and will be in compliance with Anti-Corruption Laws.
(b)   Neither the Company nor any of its Subsidiaries, nor any of the Company’s or its Subsidiaries’ respective officers, directors, or, to the knowledge of the Company, any employees (other than officers and directors), agents, representatives or other Persons acting on behalf of the Company or its Subsidiaries, (i) has offered, promised, given or authorized the giving of money or anything else of value, whether directly or through another Person, to (A) any Government Official or (B) any other Person with the knowledge that all or any portion of the money or thing of value will be offered or given to a Government Official, in each of the foregoing clauses (A) and (B) for the purpose of influencing any action or decision of the Government Official in his or her official capacity, including a decision to fail to perform his or her official duties, inducing the Government Official to use his or her influence with any Governmental Authority to affect or influence any official act, or otherwise obtaining an improper advantage; or (ii) has made or will make or authorize any other Person to make any payments or transfers of value which have the purpose or effect of commercial bribery, or acceptance or acquiescence in kickbacks or other unlawful or improper means of obtaining or retaining business. For purposes of the foregoing clauses (A) and (B), a Person shall be deemed to have “knowledge” with respect to conduct, circumstances or results if such Person is aware of (i) the existence of or (ii) a high probability of the existence of such conduct, circumstances or results.
(c)   The Company and each of its Subsidiaries has in place policies, procedures and controls that are reasonably designed to promote and ensure compliance with Anti-Corruption Laws.
(d)   None of the Company’s nor any of its Subsidiaries’ respective beneficial owners, officers, or directors is or was a Government Official or a close family member of a Government Official.
(e)   Neither the Company nor any of its Subsidiaries, nor any of the Company’s or its Subsidiaries’ directors, officers, nor, to the knowledge of the Company, any of the Company’s Affiliates, employees (other than officers and directors), agents or representatives or other Persons acting on its behalf, is, or is owned or controlled by one or more Persons that are: (i) the subject of any sanctions administered by the U.S. Department of Treasury’s Office of Foreign Assets Control or the U.S. Department of State, the United Nations Security Council, the European Union, or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is the subject of comprehensive Sanctions (i.e., Crimea, Cuba, Iran, North Korea, and Syria). Neither the Company nor any of its Subsidiaries have, in the past five (5) years, conducted business with any Person or entity, or any of its respective officers, directors, employees, agents, representatives or other Persons acting on its behalf, that is (i) the subject of any Sanctions, or (ii) located, organized or resident in a country or territory that is the subject of comprehensive Sanctions (i.e., Crimea, Cuba, Iran, North Korea, and Syria), in either case in violation of the Sanctions.
(f)   The operations of the Company and each of its Subsidiaries are and have been conducted at all times in the past five (5) years in compliance with all applicable financial recordkeeping and reporting requirements in all material respects, including those of the applicable anti-money laundering statutes of jurisdictions where the Company and its Subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Anti-Money Laundering Laws”), and no Action involving the Company or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

Section 5.25.   Registration Statement and Proxy Statement.   On the date of any filing pursuant to Rule 424(b), the date the Proxy Statement is first mailed to PAQC Shareholders, and at the time of the PAQC Extraordinary General Meeting, assuming the disclosures of PAQC and its Affiliates contained in the Registration Statement and Proxy Statement (together with any amendments or supplements thereto) are true, correct and complete, none of the information furnished by or on behalf of the Company or the Acquisition Entities in writing specifically for inclusion in the Registration Statement or Proxy Statement will include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All documents that the Company or any Acquisition Entity is responsible for filing with the SEC in connection with the transactions contemplated by this Agreement will comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act.
Section 5.26.   Brokers’ Fees.   Section 5.26 of the Company Disclosure Schedule sets forth each broker, finder, investment banker, intermediary or other Person that is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by the Company, any of its Subsidiaries or any of their Affiliates.
Section 5.27.   No Additional Representations and Warranties; No Outside Reliance.   Except for the representations and warranties provided in this Article 5, and the representations and warranties as may be provided in the Ancillary Agreements, neither the Company nor any of its Subsidiaries or Affiliates, nor any of their respective directors, managers, officers, employees, equity holders, partners, members, advisors, agents or representatives has made, or is making, any representation or warranty of any kind or nature whatsoever, oral or written, express or implied, relating to or with respect to this Agreement or the transactions contemplated hereby or thereby to PAQC. Neither the Company nor any of its Subsidiaries or Affiliates, nor any of their respective directors, managers, officers, employees, equityholders, partners, members, advisors, agents or representatives has made, or is making, any representation or warranty of any kind or nature whatsoever, oral or written, express or implied, relating or with respect to any financial information, financial projections, forecasts, budgets or any other document or information made available to PAQC or any other Person (including information in the “data site” maintained by or on behalf of the Company or provided in any formal or informal management presentation) except for the representations and warranties made by the Company and the Acquisition Entities to PAQC in this Article 5 and the representations and warranties as may be provided in the Ancillary Agreements. Each of the Company and its Subsidiaries hereby expressly disclaims any representations or warranties other than those expressly given by the Company and the Acquisition Entities in this Article 5 and as may be provided in the Ancillary Agreements. The Company and the Acquisition Entities acknowledge and agree that, except for the representations and warranties contained in Article 6 or the Ancillary Agreements, neither PAQC nor any of its Affiliates nor any other Person has made or is making any representation or warranty, express or implied, as to the accuracy or completeness of any information, data, or statement regarding PAQC or the transactions contemplated hereunder or thereunder, including in respect of PAQC, the business, the operations, prospects, or condition (financial or otherwise), or the accuracy or completeness of any document, projection, material, statement, or other information not expressly set forth in Article 6 or the Ancillary Agreements. None of the Company and the Acquisition Entities is relying on any representations or warranties other than those representations or warranties set forth in Article 6 or the Ancillary Agreements. Notwithstanding the foregoing, nothing in this Section 5.27 shall limit PAQC’s remedies in the event of fraud.
ARTICLE 6
Representations and Warranties of PAQC
Except as set forth in the PAQC Disclosure Schedule (subject to Section 12.15) or in any publicly available SEC Document filed by PAQC no later than 5:30 p.m. on the day immediately before the date of this Agreement (other than disclosures in the “Risk Factors” or “Forward Looking Statements” of any such SEC Document and other disclosures to the extent that such disclosure is predictive or forward-looking in nature, except for any specific factual information contained therein, which shall not be excluded), PAQC represents and warrants to the Company as of the date hereof and as of the Closing as follows:

Section 6.01.   Corporate Existence and Power.
(a)   PAQC is an exempted company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands, and has all requisite corporate or similar organizational power and authority to own or lease its properties and to conduct its business as it is now being conducted.
(b)   A true and complete copy of the PAQC Governing Document has been made available by PAQC to the Company. The PAQC Governing Document is in full force and effect and PAQC is not in violation of any of the provisions thereof.
(c)   PAQC is duly licensed or qualified and, where applicable, in good standing as a foreign company or other entity in each jurisdiction in which the ownership or lease of its property or the character of its activities is such as to require it to be so licensed or qualified or in good standing, as applicable, except where the failure to be so licensed or qualified would not reasonably be expected to have a PAQC Material Adverse Effect.
Section 6.02.   Corporate Authorization.
(a)   PAQC has all requisite corporate or similar organizational power and authority to execute and deliver this Agreement and each Ancillary Agreement to which PAQC is (or is specified to be) a party and to perform all obligations to be performed by it hereunder and thereunder. The execution, delivery and performance of this Agreement and each Ancillary Agreement to which PAQC is (or is specified to be) a party, and the consummation of the Transactions, have been duly and validly authorized and approved by the board of directors of PAQC, and no other corporate or similar organizational action on the part of PAQC or any holders of any Equity Securities of PAQC is necessary to authorize the execution and delivery by PAQC of this Agreement or the Ancillary Agreements to which PAQC is (or is specified to be) a party, the performance by PAQC of its obligations hereunder and thereunder and the consummation of the Transactions, other than the PAQC Shareholder Approval. This Agreement has been duly and validly executed and delivered by PAQC and, assuming this Agreement constitutes a legal, valid and binding obligation of the other parties hereto, this Agreement constitutes a legal, valid and binding obligation of PAQC, enforceable against PAQC in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity. Each Ancillary Agreement to which PAQC is (or is specified to be) a party, when executed and delivered by PAQC, will be duly and validly executed and delivered by PAQC, and, assuming such Ancillary Agreement constitutes a legal, valid and binding obligation of the other parties thereto, will constitute a legal, valid and binding obligation of PAQC, enforceable against PAQC in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.
(b)   The PAQC Shareholder Approval is the only vote of any of PAQC’s share capital necessary in connection with the entry into this Agreement by PAQC, and the consummation of the transactions contemplated hereby, including the Closing.
(c)   At a meeting duly called and held, the board of directors of PAQC has unanimously: (i) approved this Agreement and the transactions contemplated by this Agreement; (ii) determined that this Agreement and the transactions contemplated hereby are advisable and in the best interests of PAQC’s shareholders; (iii) determined that the fair market value of the Company is equal to at least 80% of the Trust Account, as applicable; (iv) approved the transactions contemplated by this Agreement as a Business Combination; and (v) resolved to recommend to the Pre-Closing PAQC Holders approval of the transactions contemplated by this Agreement (the “PAQC Board Recommendation”).
Section 6.03.   Governmental Authorizations; Consents.   Assuming the representations and warranties of the Company contained in this Agreement are true, correct and complete, no consent, approval or authorization of, or designation, declaration, filing, notice or action with, any Governmental Authority or other Person is required on the part of PAQC with respect to PAQC’s execution, delivery and performance of this Agreement or any Ancillary Agreement to which PAQC is (or is specified to be) a party or the consummation of the Transactions, except for (a) the filing of the First Plan of Merger, the Second Plan of

Merger and related documentation with the Cayman Islands Registrar of Companies and the publication of notification of the Mergers in the Cayman Islands Government Gazette in accordance with the Cayman Islands Companies Act, (b) the declaration of effectiveness of the Registration Statement and the Proxy Statement by the SEC, (c) the PAQC Shareholder Approval, or (d) any consents, approvals, authorizations, designations, filings, notices or actions, the absence of which would not reasonably be expected to be, individually or in the aggregate, material to PAQC.
Section 6.04.   Noncontravention.   The execution, delivery and performance of this Agreement and each Ancillary Agreement to which PAQC is (or is specified to be) a party by PAQC and the consummation of the Transactions do not and will not (a) contravene, conflict with or violate any provision of, or result in the breach of, any Applicable Law, or the PAQC Governing Document, (b) assuming the receipt of the consents, approvals, authorizations and other requirements set forth in Section 6.03, conflict with, violate or result in a breach of any term, condition or provision of any material Contract to which PAQC is a party or by which PAQC is bound, or terminate or result in a default under, or require any consent, notice or other action by any Person under (with or without notice or lapse of time, or both) or the loss of any right under, or create any right of termination, acceleration or cancellation of any such material Contract, or (c) result in the creation of any Lien (except for Permitted Liens) upon any of the properties or assets of PAQC or constitute an event which, after notice or lapse of time or both, would reasonably be expected to result in any such violation, breach, termination or creation of a Lien, except in each case of clauses (a), (b) and (c) above to the extent that the occurrence of each of the foregoing would not reasonably be expected to have a PAQC Material Adverse Effect.
Section 6.05.   Litigation and Proceedings.   There are no Actions pending before or by any Governmental Authority or, to the knowledge of PAQC, threatened, against PAQC or, to the knowledge of PAQC, any of its directors in their capacity as such, that, in each case, would reasonably be expected to be, individually or in the aggregate, material to PAQC or which in any manner challenges or seeks to prevent or enjoin the transactions contemplated hereby. There is no unsatisfied judgment or any open injunction binding upon PAQC.
Section 6.06.   PAQC Capitalization.
(a)   As of the date hereof, the authorized share capital of PAQC consists of  (i) 200,000,000 PAQC Class A Ordinary Shares, of which 23,000,000 PAQC Class A Ordinary Shares are issued and outstanding (assuming the full separation of the PAQC Units), (ii) 20,000,000 PAQC Class B Ordinary Shares, of which 5,750,000 PAQC Class B Ordinary Shares are issued and outstanding, and (iii) 1,000,000 preference shares of PAQC, par value $0.0001 per share, of which no preference shares are issued and outstanding. As of the date hereof, there are issued and outstanding PAQC Warrants in respect of 18,100,000 PAQC Class A Ordinary Shares, which will entitle the holders thereof to purchase PAQC Class A Ordinary Shares at an exercise price of $11.50 per share on the terms and conditions set forth in the applicable warrant agreement. All of the issued and outstanding PAQC Ordinary Shares (i) have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to, nor were they issued in violation of, any preemptive rights, rights of first refusal or similar rights, and (ii) are free and clear of all Liens and other restrictions (including any restriction on the right to vote, sell or otherwise dispose of such Equity Securities).
(b)   Except for PAQC Ordinary Shares and PAQC Warrants as set forth in Section 6.06(a), there are no Equity Securities of PAQC. Other than the PAQC Shareholder Redemption Right, there are no outstanding contractual obligations of PAQC to repurchase, redeem or otherwise acquire any Equity Securities of PAQC.
Section 6.07.   Undisclosed Liabilities.   There is no material liability, debt or obligation of PAQC, except for liabilities, debts and obligations (i) reflected or reserved for on PAQC’s balance sheet for the fiscal year ended December 31, 2020 as reported on Form 10-K or disclosed in the notes thereto, (ii) that have arisen since December 31, 2020 in the ordinary course of the operation of business of PAQC or (iii) incurred in connection with the transactions contemplated by this Agreement.

Section 6.08.   PAQC SEC Documents; Controls.
(a)   Since January 7, 2021, PAQC has timely filed or furnished with the SEC all forms, reports, schedules and statements required to be filed or furnished under the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (such forms, reports, schedules, and statements other than the Proxy Statement and the Registration Statement, the “SEC Documents”), except for the Form 10-K for the year ended December 31, 2020 (for which an NT 10-K was filed on March 26, 2021), the Form 10-Q for the quarter ended March 31, 2021 (for which an NT 10-Q was filed on May 17, 2021) and the Form 10-Q for the quarter ended June 30, 2021 (for which an NT 10-Q was filed on August 16, 2021). As of their respective filing (or furnishing) dates, each of the SEC Documents, as amended (including all exhibits and schedules and documents incorporated by reference therein), complied in all materials respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Documents, and none of the SEC Documents contained, when filed or, if amended prior to the date hereof, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the SEC Documents are the subject of ongoing SEC review or outstanding SEC comment and, to PAQC’s knowledge, neither the SEC nor any other Governmental Authority is conducting any investigation or review of any SEC Document. No written notice of any SEC review or investigation of PAQC or the SEC Documents has been received by PAQC.
(b)   The financial statements of PAQC included in the SEC Documents, including all notes and schedules thereto, complied in all material respects when filed, or if amended prior to the date hereof, as of the date of such amendment, with the rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP (except as may be indicated in the notes thereto, or in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly present in all material respects in accordance with the applicable requirements of GAAP (except as may be indicated in the notes thereto, subject, in the case of the unaudited statements, to normal year-end audit adjustments that are not material) the financial position of PAQC, as of their respective dates, and the results of operations and cash flows of PAQC, for the periods presented therein.
(c)   PAQC has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act and the listing standards of Nasdaq). PAQC’s disclosure controls and procedures are (i) designed to provide reasonable assurance regarding the reliability of PAQC’s financial reporting and the preparation of financial statements for external purposes in material conformity with GAAP and (ii) reasonably designed to ensure that material information relating to PAQC is accumulated and communicated to PAQC’s management as appropriate. Since PAQC’s formation, there have been no significant deficiencies or material weakness in PAQC’s internal control over financial reporting (whether or not remediated) and no change in PAQC’s control over financial reporting that has materially affected, or is reasonably likely to materially affect, PAQC’s internal control over financial reporting.
Section 6.09.   Listing.   The issued and outstanding PAQC Units, PAQC Class A Ordinary Shares and PAQC Warrants issued as part of the PAQC Units are each registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbols “PAQCU,” “PAQC” and “PAQCW” respectively. As of the date hereof, PAQC is in compliance with the rules of Nasdaq and there is no Action pending, or to the knowledge of PAQC, threatened against PAQC by Nasdaq or the SEC with respect to any intention by such entity to deregister any PAQC Ordinary Shares or prohibit or terminate the listing of any PAQC Ordinary Shares on Nasdaq. PAQC has not taken any action in an attempt to terminate the registration of PAQC Units, PAQC Ordinary Shares or PAQC Warrants under the Exchange Act except as contemplated by this Agreement.
Section 6.10.   Registration Statement and Proxy Statement.   On the date of any filing pursuant to Rule 424(b), the date the Proxy Statement is first mailed to PAQC Shareholders, and at the time of the PAQC Extraordinary General Meeting, assuming the disclosures of the Company and its Subsidiaries and Affiliates contained in the Registration Statement and Proxy Statement (together with any amendments or supplements thereto) are true, correct and complete, none of the information furnished by or on behalf of PAQC in writing specifically for inclusion in the Registration Statement or Proxy Statement will include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All documents that PAQC is responsible for filing with the SEC in connection with the transactions contemplated by this Agreement will comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act.
Section 6.11.   Trust Account.   As of the date of this Agreement, PAQC has (and, assuming no holders of PAQC Ordinary Shares exercise the PAQC Shareholder Redemption Right, will have immediately prior to the Closing) at least $230,000,000 in the Trust Account, with such funds invested in United States Government securities meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 and held in trust by the Trustee pursuant to the Trust Agreement. The Trust Agreement is in full force and effect and is a legal, valid and binding obligation of PAQC and the Trustee, enforceable in accordance with its terms. The Trust Agreement has not been terminated, repudiated, rescinded, amended, supplemented or modified, in any respect, and no such termination, repudiation, rescission, amendment, supplement or modification is contemplated. There are no side letters and (except for the Trust Agreement) there are no agreements, contracts, arrangements or understandings, whether written or oral, with the Trustee or any other Person that would (a) cause the description of the Trust Agreement in the Prospectus to be inaccurate in any material respect or (b) entitle any Person (other than (x) holders of PAQC Ordinary Shares who shall have exercised their PAQC Shareholder Redemption Right and (y) any underwriters in connection with PAQC’s initial public offering which may be entitled to deferred underwriting discounts and commissions specified in the Prospectus) to any portion of the proceeds in the Trust Account. Prior to the Closing, none of the funds held in the Trust Account may be released except (i) to pay Taxes from any interest income earned in the Trust Account and (ii) to redeem PAQC Class A Ordinary Shares pursuant to the PAQC Shareholder Redemption Right. PAQC has performed all material obligations required to be performed by it to date under, and is not in material default or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, and, to the knowledge of PAQC, no event has occurred which, with due notice or lapse of time or both, would constitute such a material default thereunder. There are no Actions pending or, to the knowledge of PAQC, threatened with respect to the Trust Account.
Section 6.12.   Absence of Certain Changes.   Since its formation through the date of this Agreement, PAQC has not (a) conducted business other than its formation, the public offering of its securities (and the related private offerings), public reporting and its search for an initial Business Combination as described in the Prospectus (including the investigation of the Company and its Subsidiaries and the negotiation and execution of this Agreement) and related activities and (b) been subject to a PAQC Material Adverse Effect. Except as set forth in PAQC’s SEC reports filed prior to the date of this Agreement, and except as contemplated by this Agreement, since December 31, 2020 through the date of this Agreement, there has not been any action taken or agreed upon by PAQC that would be prohibited by Section 8.01 if such action were taken on or after the date hereof without the consent of the Company.
Section 6.13.   Compliance with Laws; Permits.   PAQC and each of its officers, directors and employees are, and since its date of formation have been, in compliance with all Applicable Laws in all material respects. Since PAQC’s date of formation, (a) PAQC has not been subjected to, or received any notification from, any Governmental Authority of a violation of any Applicable Law or any investigation by a Governmental Authority for actual or alleged violation of any Applicable Law, (b) to the knowledge of PAQC, no claims have been filed against PAQC with any Governmental Authority alleging any material failure by PAQC to comply with any Applicable Law, and (c) PAQC has not made a voluntary, directed, or involuntary disclosure to any Governmental Authority regarding any alleged act or omission arising under or relating to any noncompliance with any Applicable Law.
Section 6.14.   Contracts.   Other than this Agreement, the Ancillary Agreements or any Contracts that are exhibits to the SEC Documents, there are no Contracts to which PAQC is a party or by which PAQC’s properties or assets may be bound, subject or affected, which (a) creates or imposes a liability greater than $50,000, (b) may not be cancelled by PAQC on less than sixty (60) days’ prior notice without payment of a material penalty or termination fee or (c) prohibits, prevents, restricts or impairs in any material respect any business practice of PAQC as its business is currently conducted, any acquisition of material property by PAQC, or restricts in any material respect the ability of PAQC from engaging in business as currently conducted by it or from competing with any other Person (each such contract, a “PAQC Material Contract”). All PAQC Material Contracts have been made available to the Company.
Section 6.15.   Employees and Employee Benefits Plans.   PAQC does not (a) have any paid employees or (b) maintain, sponsor, contribute to or otherwise have any liability under any employee benefit plans. Neither the execution and delivery of this Agreement or the other Ancillary Agreements nor the consummation of the transactions contemplated by this Agreement will: (a) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any director, officer or employee of PAQC; or (b) result in the acceleration of the time of payment or vesting of any such benefits. Other than reimbursement of any out-of-pocket expenses incurred by PAQC’s officers and directors in connection with activities on PAQC’s behalf in an aggregate amount not in excess of the amount of cash held by PAQC outside of the Trust Account (exclusive of the proceeds of the PIPE Financing), PAQC has no unsatisfied material liability with respect to any officer or director.
Section 6.16.   Properties.   PAQC does not own, license or otherwise have any right, title or interest in any material Intellectual Property (other than trademarks to its name). PAQC does not own, or otherwise have an interest in, any real property, including under any real property lease, sublease, space sharing, license or other occupancy agreement.
Section 6.17.   Affiliate Transactions.   Except for equity ownership or employment relationships (including any employment or similar Contract) expressly contemplated by this Agreement, any non-disclosure or confidentiality Contract entered into in connection with the “wall-crossing” of PAQC Shareholders, any Ancillary Agreement or any Contract that is an exhibit to the SEC Documents or described therein, (a) there are no transactions or Contracts, or series of related transactions or Contracts, between PAQC, on the one hand, and any of the present or former directors or officers of PAQC, Sponsor, any beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of 5% or more of the PAQC Ordinary Shares or, to the knowledge of PAQC, any of their respective “associates” or “immediate family” members (as such terms are defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act), on the other hand, nor is any Indebtedness owed by or to PAQC, on the one hand, to or by Sponsor or any such director, officer, beneficial owner, associate or immediate family member, on the other hand, and (b) none of the present or former directors or officers of PAQC, Sponsor, any beneficial owner of 5% or more of the PAQC Ordinary Shares or, to the knowledge of PAQC, their respective “associates” or “immediate family members” owns directly or indirectly in whole or in part, or has any other material interest in, (i) any material tangible or real property that PAQC uses, owns or leases (other than through any Equity Securities of PAQC) or (ii) any customer, vendor or other material business relation of PAQC or Sponsor.
Section 6.18.   Taxes.
(a)   All income and other material Tax Returns required to be filed by PAQC (taking into account applicable extensions) have been timely filed in all material respects, and all such Tax Returns are true, correct and complete in all material respects.
(b)   PAQC has paid all material Taxes (whether or not shown on any Tax Return) that are due and payable by PAQC, except with respect to matters contested in good faith by appropriate proceedings and with respect to which adequate reserves have been made in accordance with GAAP.
(c)   Except for Permitted Liens, there are no Liens for Taxes upon the property or assets of PAQC.
(d)   PAQC does not have any liability for a material amount of unpaid Taxes which has not been accrued for or reserved on the financial statements of PAQC included in the SEC Documents, other than any liability for unpaid Taxes that has been incurred since the end of the most recent fiscal year in the Ordinary Course of Business.
(e)   All material amounts of Taxes required to be withheld by PAQC have been withheld and, to the extent required, have been paid over to the appropriate Governmental Authority.

(f)   PAQC has not received from any Governmental Authority written notice of any threatened, proposed, or assessed deficiency for Taxes of PAQC, except for such deficiencies that have been satisfied by payment, settled or withdrawn. No audit or other proceeding by any Governmental Authority is in progress with respect to any Taxes due from PAQC, and PAQC has not received written notice from any Governmental Authority that any such audit or proceeding is contemplated or pending.
(g)   No written claim has been made by any Governmental Authority in a jurisdiction where PAQC does not pay a particular type of Tax or file a particular type of Tax Return that it is or may be required to file such type of Tax Return or pay such type of Tax in such jurisdiction.
(h)   PAQC does not have a request for a private letter ruling, a request for administrative relief, a request for technical advice or a request for a change of any method of accounting pending with any Governmental Authority. PAQC has not extended the statute of limitations for assessment, collection or other imposition of any material amount of Tax (other than pursuant to an extension of time to file a Tax Return of not more than seven months obtained in the Ordinary Course of Business), which extension is currently in effect.
(i)   PAQC is not a party to or bound by any Tax sharing, indemnification or allocation agreement or other similar Contract, other than any customary commercial Contracts entered into in the Ordinary Course of Business which do not primarily relate to Taxes.
(j)   PAQC has not constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code in the prior two (2) years.
(k)   PAQC has never been a member of an Affiliated Group. PAQC does not have liability for the Taxes of any other Person under Treasury Regulations Section 1.1502-6 (or any similar provision of Applicable Law), as transferor or successor, by Contract or otherwise (other than pursuant to any customary commercial Contract entered into in the Ordinary Course of Business which does not principally relate to Taxes).
(l)   PAQC will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of: (i) any change in method of accounting for a taxable period ending on or prior to the Closing; (ii) any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing; (iii) any installment sale or open transaction disposition made on or prior to the Closing; or (iv) any prepaid amount received on or prior to the Closing outside the Ordinary Course of Business.
(m)   PAQC does not have any obligation to make any payment described in Section 965(h) of the Code.
(n)   PAQC has not been a party to any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2).
(o)   PAQC has complied in all material respects with the conditions stipulated in each Tax Grant that PAQC has utilized.
(p)   To the knowledge of PAQC, there are no facts, circumstances or plans that are not specifically contemplated by this Agreement and that, either alone or in combination, could reasonably be expected to prevent the Mergers from qualifying for the Intended Tax Treatment.
(q)   PAQC does not have, and since its incorporation has not had, a permanent establishment in any country other than the country of its organization, and is not, and since its incorporation has not been, subject to income Tax in a jurisdiction outside the country of its organization, in each case, where it is required to file a material income Tax Return and does not file such Tax Return.
(r)   PAQC is in compliance in all material respects with any applicable transfer pricing laws and regulations.

Section 6.19.   PIPE Investment.
(a)   To the knowledge of PAQC, with respect to each PIPE Investor, each PIPE Subscription Agreement with such PIPE Investors is in full force and effect and has not been withdrawn or terminated, or otherwise amended or modified, in any material respect, and no withdrawal, termination, amendment or modification in any material respect is contemplated by PAQC. Each PIPE Subscription Agreement is a legal, valid and binding obligation of PAQC and, to the knowledge of PAQC, none of the execution, delivery or performance of obligations under such PIPE Subscription Agreement by PAQC or, to the knowledge of PAQC, such PIPE Investor, violates any Applicable Laws. There are no other agreements, side letters, or arrangements between PAQC and any PIPE Investor relating to any PIPE Subscription Agreement that could affect in any material respect the obligation of such PIPE Investors to contribute to PAQC the applicable portion of the PIPE Financing Amount set forth in the PIPE Subscription Agreement of such PIPE Investors, and, as of the date hereof, PAQC does not know of any facts or circumstances that may reasonably be expected to result in any of the conditions set forth in any PIPE Subscription Agreement not being satisfied, or the PIPE Financing Amount not being available to PAQC, on the Closing Date. To the knowledge of PAQC, no event has occurred that, with or without notice, lapse of time or both, would constitute a default or breach on the part of PAQC under any material term or condition of any PIPE Subscription Agreement and, as of the date hereof, PAQC has no reason to believe that it will be unable to satisfy in all material respects on a timely basis any term or condition of closing to be satisfied by it contained in any PIPE Subscription Agreement. The PIPE Subscription Agreements contain all of the conditions precedent (other than the conditions contained in the other agreements related to the transactions contemplated herein) to the obligations of the PIPE Investors to contribute to PAQC the applicable portion of the PIPE Financing Amount set forth in the PIPE Subscription Agreements on the terms therein.
(b)   No fees, consideration or other discounts are payable or have been agreed by PAQC to any PIPE Investor in respect of its portion of the PIPE Financing Amount, except as set forth in the PIPE Subscription Agreements.
Section 6.20.   Certain Business Practices; Anti-Corruption.
(a)   PAQC and its Affiliates, officers, directors, managers, employees, and, to the knowledge of PAQC, all agents, representatives or other Persons acting on behalf of PAQC, have complied with and are in compliance with Anti-Corruption Laws.
(b)   Neither PAQC nor any of PAQC’s Affiliates, officers, directors, managers, employees, or, to the knowledge of PAQC, any agents, representatives or other Persons acting on behalf of PAQC, (i) has offered, promised, given or authorized the giving of money or anything else of value, whether directly or through another Person, to (A) any Government Official or (B) any other Person with the knowledge that all or any portion of the money or thing of value will be offered or given to a Government Official, in each of the foregoing clauses (A) and (B) for the purpose of influencing any action or decision of the Government Official in his or her official capacity, including a decision to fail to perform his or her official duties, inducing the Government Official to use his or her influence with any Governmental Authority to affect or influence any official act, or otherwise obtaining an improper advantage; or (ii) has made or will make or authorize any other Person to make any payments or transfers of value which have the purpose or effect of commercial bribery, or acceptance or acquiescence in kickbacks or other unlawful or improper means of obtaining or retaining business. For purposes of the foregoing clauses (A) and (B), a Person shall be deemed to have “knowledge” with respect to conduct, circumstances or results if such Person is aware of (i) the existence of or (ii) a high probability of the existence of such conduct, circumstances or results.
(c)   PAQC have in place policies, procedures and controls that are reasonably designed to promote and ensure compliance with Anti-Corruption Laws.
(d)   Neither PAQC, nor, to the knowledge of PAQC, any of PAQC’s Affiliates or any of its or their directors, officers, employees, agents or representatives, is, or is owned or controlled by one or more Persons that are: (i) the subject of any Sanctions or (ii) located, organized or resident in a country or territory that is the subject of comprehensive Sanctions (i.e., Crimea, Cuba, Iran, North Korea,

and Syria). PAQC has not conducted business with any Person or entity, or any of its respective officers, directors, employees, agents, representatives or other Persons acting on its behalf, that is (i) the subject of any Sanctions, or (ii) located, organized or resident in a country or territory that is the subject of comprehensive Sanctions (i.e., Crimea, Cuba, Iran, North Korea, and Syria), in either case in violation of the Sanctions.
(e)   The operations of PAQC are and have been conducted at all times in material compliance with all Anti-Money Laundering Laws.
Section 6.21.   Independent Investigation.   PAQC and its Affiliates and their respective representatives have conducted their own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of the Company and its Subsidiaries, and PAQC acknowledges that it and they have been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of the Company and its Subsidiaries for such purpose. PAQC acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated herein, it has relied solely upon its own investigation and the express representations and warranties of the Company set forth in Article 5 (including the related portions of the Company Disclosure Schedule) or of the Company or Company Shareholders set forth in the Ancillary Agreements; and (b) none of the Company, its Subsidiaries and Affiliates and their respective representatives have made any express or implied representation or warranty as to the Company and its Subsidiaries, or this Agreement, except as expressly set forth in Article 5 (including the related portions of the Company Disclosure Schedule) or in the Ancillary Agreements. Notwithstanding the foregoing, nothing in this Section 6.21 shall limit PAQC’s remedies in the event of fraud.
Section 6.22.   Brokers’ Fees.   Except fees described on Section 6.22 of the PAQC Disclosure Schedule, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by PAQC or any of its Affiliates.
Section 6.23.   No Additional Representations and Warranties; No Outside Reliance.   Except for the representations and warranties provided in this Article 6, and the representations and warranties as may be provided in the Ancillary Agreements, neither PAQC nor any of its directors, managers, officers, employees, equity holders, partners, members, advisors, agents or representatives has made, or is making, any representation or warranty of any kind or nature whatsoever, oral or written, express or implied, relating to or with respect to this Agreement or the transactions contemplated hereby or thereby to the Company or any Company Shareholder. Neither PAQC nor any of its directors, managers, officers, employees, equityholders, partners, members, advisors, agents or representatives has made, or is making, any representation or warranty of any kind or nature whatsoever, oral or written, express or implied, relating or with respect to any information regarding PAQC or otherwise, except for the representations and warranties made by PAQC to the Company in this Article 6 and the representations and warranties as may be provided in the Ancillary Agreements. PAQC hereby expressly disclaims any representations or warranties other than those expressly given by PAQC in this Article 6 and as may be provided in the Ancillary Agreements. PAQC acknowledges and agrees that, except for the representations and warranties contained in Article 5 or the Ancillary Agreements, none of the Company or any of its Subsidiaries or Affiliates nor any other Person has made or is making any representation or warranty, express or implied, as to the accuracy or completeness of any information, data, or statement regarding the Company or any of the Subsidiaries of the Company or the transactions contemplated hereunder or thereunder, including in respect of the Company, the business, the operations, prospects, or condition (financial or otherwise), or the accuracy or completeness of any document, projection, material, statement, or other information, not expressly set forth in Article 5 or the Ancillary Agreements. PAQC is not relying on any representations or warranties other than those representations or warranties set forth in Article 5 or as may be provided in the Ancillary Agreements. Notwithstanding the foregoing, nothing in this Section 6.23 shall limit the Company’ remedies in the event of fraud.

ARTICLE 7
Covenants of the Company
Section 7.01.   Conduct of Business.   From the date of this Agreement until the Closing Date (the “Interim Period”), the Company shall, and shall cause its Subsidiaries to, except as set forth on Section 7.01 of the Company Disclosure Schedule, as expressly required by this Agreement, as consented to by PAQC in writing (which consent shall not be unreasonably withheld, conditioned or delayed) or as required by Applicable Law, use commercially reasonable efforts to operate its business only in the Ordinary Course of Business, including using reasonable best efforts to (i) preserve the business of the Company, (ii) maintain the services of its officers and key employees, (iii) make payments of accounts payable (except to the extent being contested in good faith by appropriate Actions) and conduct collection of accounts receivable in the Ordinary Course of Business and (iv) maintain the existing material business relationships of the Company. Without limiting the generality of the foregoing, except as set forth on Section 7.01 of the Company Disclosure Schedule, as required by Applicable Law or as consented to by PAQC in writing (which consent shall not be unreasonably withheld, conditioned or delayed), during the Interim Period, the Company shall not, and the Company shall cause its Subsidiaries not to:
(a)   change, amend or propose to amend the memorandum and articles of association or other organizational documents of the Company or any of its Subsidiaries (other than as expressly contemplated by this Agreement and the Ancillary Agreements);
(b)   directly or indirectly adjust, split, combine, subdivide, issue, pledge, deliver, award, grant, redeem, purchase or otherwise acquire or sell, or authorize or propose the issuance, pledge, delivery, award, grant or sale (including the grant of any encumbrances) of, any Equity Securities of the Company, including any Company Common Shares and Company Preferred Shares but excluding Company Options, or any Equity Securities of any of the Subsidiaries of the Company;
(c)   take any action that would constitute or result in Leakage (other than Permitted Leakage);
(d)   other than in the Ordinary Course of Business, (i) modify, voluntarily terminate, permit to lapse, waive, or fail to enforce any material right or remedy under any Significant Contract, (ii) materially amend, extend or renew any Significant Contract or (iii) enter into any Significant Contract;
(e)   except as required by the terms of the Company Benefit Plans in effect on the date hereof and as made available to PAQC, (i) grant any severance, retention or termination pay to, or enter into or amend any retention, termination, employment, consulting, bonus, change in control or severance agreement with any Service Provider with an annual base salary or wage rate of $250,000 or more, (ii) increase the compensation or benefits provided to any Service Provider other than in the Ordinary Course of Business for employees with an annual base salary or wage rate of $250,000 or less, (iii) grant any equity or equity-based awards to, or discretionarily accelerate the vesting or payment of any such awards held by, any Service Provider, (iv) establish, adopt, enter into, amend, or terminate any Company Benefit Plan or Labor Contract or (v) (x) hire any employees with an annual base salary or wage rate of $300,000 or more other than to fill vacancies arising due to terminations of employment of employees following the date hereof or (y) terminate the employment of any employees other than for cause after consultation with PAQC;
(f)   acquire (whether by merger or consolidation or the purchase of a substantial portion of the equity in or assets of or otherwise) any other Person;
(g)   (i) repurchase, prepay, redeem or incur, create, assume or otherwise become liable for Indebtedness of over $1,000,000 in the aggregate, including by way of a guarantee or an issuance or sale of debt securities, or issue or sell options, warrants, calls or other rights to acquire any debt securities of the Company or any of its Subsidiaries, enter into any “keep well” or other Contract to maintain any financial statement or similar condition of another Person, or enter into any arrangement having the economic effect of any of the foregoing, (ii) make any loans, advances or capital contributions to, or investments in, any other Person other than another direct or indirect wholly owned Subsidiary of the Company and other than loans and advances to directors, officers and employees in the Ordinary Course of Business or under the terms of existing Company Benefit Plans, (iii) cancel or forgive any material debts or other material amounts owed to the Company or any of its Subsidiaries or (iv) commit to do any of the foregoing;
(h)   (i) fail to timely pay all material Taxes that become due and payable, (ii) make or change any material Tax election (including, for the avoidance of doubt, any entity classification election with respect to Merger Sub 1 or Merger Sub 2), (iii) take or fail to take any action that would reasonably be expected to prevent, impair or impede the Intended Tax Treatment, (iv) adopt or change any material Tax accounting method except as required by Applicable Law, (v) settle or compromise any material Tax liability, claim or assessment, (vi) enter into any closing agreement within the meaning of Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Law), (vii) enter into any Tax sharing or similar agreement, (viii) enter into any material agreement with a Taxing Authority with respect to Taxes, (ix) consent to any extension or waiver of the statute of limitations regarding any material amount of Taxes, or (x) amend any Tax Return in any material respect unless required by Applicable Law;
(i)   except for non-exclusive licenses granted in the Ordinary Course of Business, assign, transfer or dispose of, license, abandon, sell, lease, sublicense, modify, terminate, permit to lapse, create or incur any Lien (other than a Permitted Lien) on, or otherwise fail to take any action necessary to maintain, enforce or protect any material Owned Intellectual Property;
(j)   (i) commence, discharge, settle, compromise, satisfy or consent to any entry of any judgment with respect to any pending or threatened Action that would reasonably be expected to (A) result in any material restriction on the Company or any of its Subsidiaries, (B) result in a payment of greater than $2,000,000 individually or $3,000,000 in the aggregate or (C) involve any equitable remedies or admission of wrongdoing, or (ii) other than in the Ordinary Course of Business, waive, release or assign any claims or rights of the Company and any of its Subsidiaries;
(k)   sell, lease, license, sublicense, exchange, mortgage, pledge, create any Liens (other than Permitted Liens) on, transfer or otherwise dispose of, or agree to sell, lease, license, sublicense, exchange, mortgage, pledge, transfer or otherwise create any Liens (other than Permitted Liens) on or dispose of, any material tangible or intangible assets, properties, securities, or interests of the Company or any of its Subsidiaries (other than Intellectual Property, which is addressed in Section 7.01(i));
(l)   merge or consolidate itself or any of its Subsidiaries with any Person, restructure, reorganize or completely or partially liquidate or dissolve, or adopt or enter into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of, the Company or any of its Subsidiaries;
(m)   make any material change in financial accounting methods, principles or practices of the Company and its Subsidiaries, except insofar as may have been required by a change in T-IFRS, IFRS or Applicable Law and regulations or guidance of any Governmental Authority, to obtain compliance with PCAOB auditing standards or otherwise required by this Agreement;
(n)   permit any insurance policy listed in Section 5.18 of the Company Disclosure Schedule to be canceled or terminated in a manner that would be adverse or detrimental to the Company or its business, other than if, in connection with such cancellation or termination, a replacement policy having comparable deductions and providing coverage substantially similar to the coverage under the lapsed policy for substantially similar premiums or less is in full force and effect;
(o)   change, in any material respect, (i) the cash management practices of the Company and its Subsidiaries or (ii) the policies, practices and procedures of the Company and its Subsidiaries with respect to collection of accounts receivable and establishment of reserves for uncollectible accounts;
(p)   except for capital expenditures in the Company’s capital expenditure budgets for fiscal year 2022 (true and complete copies of which has been provided to PAQC prior to the date of this Agreement), make any commitments for capital expenditures or incur any liabilities by the Company or any of its Subsidiaries in respect of capital expenditures, in either case that would reasonably be expected to require payments during fiscal year 2022 in excess of $500,000 in the aggregate;

(q)   materially amend, modify or terminate any material Permit, other than routine renewals, or fail to maintain or timely obtain any Permit that is material to the ongoing operations of the Company and its Subsidiaries; or
(r)   enter into any agreement to do any action prohibited under this Section 7.01.
Nothing contained in this Section 7.01 shall give to PAQC, directly or indirectly, the right to control or direct the ordinary course of business operations of the Company prior to the Closing. Prior to the Closing, each of PAQC and the Company shall exercise, consistent with the terms and conditions hereof, complete control and supervision of its respective operations, as required by Applicable Law. For the avoidance of doubt, “current facts and circumstances” within the definition of Ordinary Course of Business shall, for the purposes of this Section 7.01, include any actions taken as may be commercially reasonable in response to the COVID-19 Pandemic and reasonably consistent with (x) the actions taken by the Company and its Subsidiaries in response to the COVID-19 Pandemic prior to the date hereof, (y) the applicable health and safety policies, procedures and protocols in effect at such date recommended by any Governmental Authority, the World Health Organization or any similar organization or (z) the then-current operations of similarly situated Persons operating in the same industries, markets or geographies in which the Company and its Subsidiaries operate.
Section 7.02.   Inspection.   The Company shall, and shall cause its Subsidiaries to, afford to PAQC and its officers, employees, accountants, counsel, financing sources and other representatives reasonable access during the Interim Period, during normal business hours, to all of their respective properties, books and records (including, but not limited to, Tax Returns and correspondence with the Company’s independent auditors), Contracts, commitments, customers, vendors and other business relations and officers and employees of the Company and its Subsidiaries, and shall furnish such representatives with all financial and operating data and other information concerning the affairs of the Company and its Subsidiaries as such representatives may reasonably request in connection with the consummation of this Agreement or the transactions contemplated hereby; provided that no investigation pursuant to this Section 7.02 (or any investigation prior to the date hereof) shall affect any representation or warranty given by the Company or PAQC; provided, further, that any investigation pursuant to this Section 7.02 shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Company during normal business hours under the supervision of appropriate personnel of the Company.
Section 7.03.   Termination of Certain Agreements.   Prior to the Closing, the Company shall take all actions necessary to cause the Affiliate Transactions, other than those set forth on Section 7.03 of the Company Disclosure Schedule, to be terminated effective prior to or as of the Closing such that such Affiliate Transactions are of no further force and effect following the Closing, and there shall be no further obligations or continuing liabilities of any of the relevant parties thereunder or in connection therewith following the Closing (other than those that by the terms of such Affiliate Transactions expressly survive the termination of such Affiliate Transactions). Prior to the Closing, the Company shall deliver to PAQC written evidence reasonably satisfactory to PAQC of such termination.
Section 7.04.   Trust Account Waiver.   The Company acknowledges that PAQC is a blank check company with the powers and privileges to effect a Business Combination. The Company further acknowledges that, as described in the prospectus dated January 7, 2021 (the “Prospectus”), substantially all of PAQC’s assets consist of the cash proceeds of PAQC’s initial public offering and concurrent private placements of its securities and substantially all of the proceeds of the foregoing transactions have been deposited in the Trust Account for the benefit of PAQC, its public shareholders and the underwriters of PAQC’s initial public offering. The Company acknowledges that, except with respect to interest earned on the funds held in the Trust Account that may be released to PAQC to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. For and in consideration of PAQC entering into this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Company hereby irrevocably waives any right, title, interest or claim of any kind it has or may have in the future in or to any monies in the Trust Account and agrees not to seek recourse against the Trust Account or any funds distributed therefrom as a result of, or arising out of, this Agreement and any negotiations, contracts or agreements with PAQC or any other Person; provided, however, that nothing in this Section 7.04 shall amend, limit, alter, change, supersede or otherwise modify the right of the Company to (a) bring any action or actions for specific performance, injunctive and/or other equitable relief or (b) bring or seek a claim for Damages against PAQC, or any of its successors or assigns, for any breach of this Agreement, provided that such action(s) or claim pursuant to clauses (a) or (b) shall not be against the Trust Account or any funds distributed from the Trust Account to holders of PAQC Ordinary Shares or other Persons in accordance with the PAQC Governing Document and the Trust Agreement.
Section 7.05.   Written Consent.   Subject to Section 9.09, (a) the Company shall use its best efforts to obtain a duly executed counterpart to the Company Shareholder Approval from each Company Shareholder as expeditiously as possible after the effectiveness of the Registration Statement, and the Company shall promptly deliver such executed counterparts to PAQC; and (b) the materials submitted to such Company Shareholders in connection with soliciting counterparts to the Company Shareholder Approval shall include the unanimous recommendation of the Company Board that such Company Shareholders vote their Company Common Shares and Company Preferred Shares in favor of the adoption of this Agreement, the Mergers and the transactions contemplated hereby, and other information the Company is required to disclose to each Company Shareholder under Applicable Law and regulations and the organizational documents of the Company in connection with such solicitation.
Section 7.06.   Sarbanes-Oxley; Nasdaq Listing Standards.   As soon as legally required to do so, the Company and its directors and executive officers, in their capacities as such, shall take all actions necessary to comply with any applicable provision of Sarbanes-Oxley and to comply with Nasdaq Stock Market Rules.
ARTICLE 8
Covenants of PAQC
Section 8.01.   Conduct of Business.   During the Interim Period, except as contemplated by this Agreement, as required by Applicable Law or as consented to by the Company in writing, PAQC shall not:
(a)   change, amend or propose to amend (i) the PAQC Governing Document or (ii) the Trust Agreement or any other agreement related to the Trust Agreement, except for any such action solely in connection with PAQC shareholders’ vote on an extension of the deadline for consummating a Business Combination;
(b)   directly or indirectly adjust, split, combine, subdivide, issue, pledge, deliver, award, grant, redeem, purchase or otherwise acquire or sell, or authorize the issuance, pledge, delivery, award, grant or sale (including the grant of any encumbrances) of, any Equity Securities of PAQC, other than (i) in connection with the exercise of any PAQC Warrants outstanding on the date hereof, (ii) any redemption made in connection with the PAQC Shareholder Redemption Right, (iii) in connection with the PIPE Financing or the Forward Purchase Investment, or (iv) as otherwise required or permitted by the PAQC Governing Document in order to consummate the transactions contemplated hereby;
(c)   merge or consolidate itself with any Person, restructure, reorganize or completely or partially liquidate or dissolve, or adopt or enter into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of PAQC (other than the Mergers);
(d)   make, authorize or declare any dividend (whether in the form of cash or other property) or distribution;
(e)   enter into any material Contract or, other than in the Ordinary Course of Business, (i) modify, voluntarily terminate, permit to lapse, waive, or fail to enforce any material right or remedy under any material Contract or (ii) materially amend, extend or renew any material Contract;
(f)   hire any employees or adopt any benefit plans;
(g)   incur any Indebtedness;
(h)   make any loans, advances or capital contributions to, or investments in, any other Person;
(i)   (A) fail to timely pay all material Taxes that become due and payable, (B) make or change any material Tax election, (C) take or fail to take any action that would reasonably be expected to prevent, impair or impede the Intended Tax Treatment, (D) adopt or change any material Tax accounting method except as required by Applicable Law, (E) settle or compromise any material Tax liability, claim or assessment, (F) enter into any closing agreement within the meaning of Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Law), (G) enter into any Tax sharing or similar agreement, (H) enter into any material agreement with a Taxing Authority with respect to Taxes, (I) consent to any extension or waiver of the statute of limitations regarding any material amount of Taxes, or (J) amend any Tax Return in any material respect unless required by Applicable Law;
(j)   (A) commence, discharge, settle, compromise, satisfy or consent to any entry of any judgment with respect to any pending or threatened Action that would reasonably be expected to (1) result in a payment of greater than $50,000 individually or in the aggregate or (2) involve any equitable remedies or admission of wrongdoing, or (B) waive, release or assign any claims or rights of PAQC;
(k)   sell, lease, license, sublicense, exchange, mortgage, pledge, create any Liens (other than Permitted Liens) on, transfer or otherwise dispose of, or agree to sell, lease, license, sublicense, exchange, mortgage, pledge, transfer or otherwise create any Liens (other than Permitted Liens) on or dispose of, any material tangible or intangible assets, properties, securities, or interests of PAQC;
(l)   make any material change in financial accounting methods, principles or practices of PAQC, except insofar as may have been required by a change in GAAP or Applicable Law and regulations or guidance of any Governmental Authority or otherwise required by this Agreement;
(m)   pay, or make any commitments for, capital expenditures, except as reasonably required for the consummation of the Transactions; or
(n)   enter into any agreement to do any action prohibited under this Section 8.01.
Nothing contained in this Section 8.01 shall give to the Company, directly or indirectly, the right to control or direct the ordinary course of business operations of PAQC prior to the Closing. Notwithstanding anything to the contrary contained in this Agreement, prior to the Closing, each of PAQC and the Company shall exercise, consistent with the terms and conditions hereof, complete control and supervision of its respective operations, as required by Applicable Law.
Section 8.02.   Section 16 of the Exchange Act.   Prior to the Closing, the PAQC Board, or an appropriate committee thereof, shall take all reasonable steps as may be required (to the extent permitted under Applicable Law) to cause any acquisition or disposition of the PAQC Ordinary Shares that occurs or is deemed to occur by reason of or pursuant to the Transactions by each Person who is or will be subject to the reporting requirements of Section 16(a) of the Exchange Act (“Section 16”) with respect to PAQC to be exempt under Rule 16b-3 promulgated under the Exchange Act, including by taking steps in accordance with the No-Action Letter, dated January 12, 1999, issued by the SEC regarding such matters.
ARTICLE 9
Joint Covenants
Section 9.01.   Efforts to Consummate.
(a)   Subject to the terms and conditions herein provided, each Party shall use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable under Applicable Laws and regulations to consummate and make effective as promptly as practicable the transactions contemplated hereby (including (x) the satisfaction, but not waiver, of the closing conditions set forth in Article 10, (y) obtaining as promptly as practicable all consents, approvals, registrations, authorizations, waivers and permits necessary or advisable to be obtained from any third party or any Governmental Authorities and the expiration or termination of all applicable waiting periods under applicable Antitrust Laws necessary to consummate the transactions contemplated hereby, and (z) obtaining approval for listing the Company Class A Ordinary Shares and Company Warrants issued pursuant to this Agreement on Nasdaq). Subject to Section 12.06, the costs incurred in connection with obtaining such consents of all Governmental Authorities, such expiration or termination of all applicable waiting periods under applicable Antitrust Laws, including any filing fees in connection with any Antitrust Law, and any fees associated with obtaining approval for listing the Company Class A Ordinary Shares and Company Warrants issued pursuant to this Agreement on Nasdaq, shall be paid 50% by the Company and 50% by PAQC.
(b)   Each Party shall cooperate in connection with any investigation of the transactions contemplated hereby or litigation by, or negotiations with, any Governmental Authority or other Person relating to the transactions contemplated hereby or regulatory filings under Applicable Law and obtaining approval for listing the Company Class A Ordinary Shares and Company Warrants issued pursuant to this Agreement on Nasdaq.
(c)   Each Party shall, in connection with the Agreement and the transactions contemplated hereby, to the extent permitted by Applicable Law: (i) promptly notify the other Parties of, and if in writing, furnish the other Parties with copies of (or, in the case of oral communications, advise the other Parties of) any material substantive communications from or with any Governmental Authority, (ii) cooperate in connection with any proposed substantive written or oral communication with any Governmental Authority and permit the other Parties to review and discuss in advance, and consider in good faith the view of the other Parties in connection with, any proposed substantive written or oral communication with any Governmental Authority, (iii) not participate in any substantive meeting or have any substantive communication with any Governmental Authority unless it has given the other Parties a reasonable opportunity to consult with it in advance and, to the extent permitted by such Governmental Authority, gives the other Parties or their outside counsel the opportunity to attend and participate therein, (iv) furnish such other Parties’ outside legal counsel with copies of all filings and communications between it and any such Governmental Authority and (v) furnish such other Parties’ outside legal counsel with such necessary information and reasonable assistance as such other Parties’ outside legal counsel may reasonably request in connection with its preparation of necessary submissions of information to any such Governmental Authority; provided that materials required to be provided pursuant to this Section 9.01(c) may be restricted to outside legal counsel and may be redacted (A) as necessary to comply with contractual arrangements, and (B) to remove references to privileged information.
Section 9.02.   Director and Officer Insurance.
(a)   The Company agrees that all rights held by each present and former director and officer of PAQC to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Second Merger Effective Time, whether asserted or claimed prior to, at, or after the Second Merger Effective Time, provided in the PAQC Governing Document in effect on the date of this Agreement shall survive the Mergers and shall continue in full force and effect until the sixth (6th) anniversary of the Second Merger Effective Time. Without limiting the foregoing, the Company shall cause the Second Merger Surviving Company (i) to maintain for a period of not less than six (6) years from the Second Merger Effective Time provisions in its memorandum and articles of association and other organizational documents concerning the indemnification and exculpation (including provisions relating to expense advancement) of the PAQC’s former and current officers, directors, employees, and agents that are no less favorable to those Persons than the provisions of the PAQC Governing Document as of the date of this Agreement, and (ii) not to amend, repeal or otherwise modify such provisions in any respect that would adversely affect the rights of those Persons thereunder, in each case, except as required by Applicable Law.
(b)   PAQC shall cause coverage to be extended under its current directors’ and officers’ liability insurance by obtaining a six (6) year “tail” policy containing terms not materially less favorable than the terms of such current insurance coverage with respect to claims existing or occurring at or prior to the Second Merger Effective Time. If any claim is asserted or made within such six (6) year period, the provisions of this Section 9.02 shall be continued in respect of such claim until the final disposition thereof.
(c)   Notwithstanding anything to the contrary contained in this Agreement, this Section 9.02 shall survive the consummation of the Mergers until the sixth (6th) anniversary of the Second Merger Effective Time and shall be binding, jointly and severally, on all successors and assigns of the Company and the Second Merger Surviving Company. In the event that the Company or the Second Merger Surviving Company or any of their respective successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving company or entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of the Company or the Second Merger Surviving Company, as the case may be, shall succeed to the obligations set forth in this Section 9.02.
Section 9.03.   Tax Matters.
(a)   The Parties intend that for U.S. federal (and, as applicable, state and local) income Tax purposes, Mergers, taken together, be treated as a reorganization within the meaning of Section 368(a) of the Code and this Agreement be adopted as a “plan of reorganization” for purposes of Section 368 of the Code and the Treasury Regulations promulgated thereunder with respect thereto (the “Intended Tax Treatment”). The Parties will not take any action that could reasonably be expected to prevent, impair or impede the Intended Tax Treatment and will not take any inconsistent position for Tax purposes unless otherwise required by a “determination” within the meaning of Section 1313 of the Code. This Agreement is intended to constitute and hereby is adopted as a “plan of reorganization” with respect to the Mergers within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a) for purposes of Section 354, 361 and 368 of the Code and the Treasury Regulations thereunder. Unless and until PAQC and the Company agree that the Intended Tax Treatment is not permitted by Applicable Law or there is a “determination” within the meaning of Section 1313 of the Code that the Intended Tax Treatment is not permitted by Law, the Parties shall use reasonable best efforts to comply with the covenants set forth in Appendix 9.03(a).
(b)   All Transfer Taxes shall be borne by the Company and paid when due. The Company shall timely file all necessary Tax Returns and other documentation with respect to all such Tax Returns and, if required by Applicable Law, the Company Shareholders will join in the execution of any such Tax Return or documentation.
(c)   The Parties shall use commercially reasonable efforts to cooperate fully, as and to the extent reasonably requested by the other party or its counsel, to document and support the Tax treatment of the Mergers in a manner consistent with the Intended Tax Treatment, including by providing customary representation letters. Such cooperation shall include the reasonable provision of records and information which are relevant to any such matters and within such party’s possession or obtainable without material cost or expense, and using commercially reasonable efforts to make employees or other representatives available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.
(d)   The Company Shareholders and each of the Company and its Subsidiaries shall terminate or cause to be terminated any and all of the Tax Sharing Agreements in effect, written or unwritten, as of immediately before the First Merger Effective Time as between any Company Shareholder or any predecessor or Affiliate thereof, on the one hand, and the Company or any of its Subsidiaries, on the other hand, for all Taxes imposed by any Taxing Authority, regardless of the period in which such Taxes are imposed, and there shall be no continuing obligation to make any payments under any such Tax Sharing Agreements.
(e)   The Company (i) shall cause Merger Sub 1 to make a timely initial entity classification election to be treated as an association taxable as a corporation for U.S. federal income tax purposes effective as of the day of its formation (and shall not thereafter change such classification), (ii) shall cause Merger Sub 2 to make a timely initial entity classification election on IRS Form 8832 for Merger Sub 2 effective as of the day of its formation to be treated as an entity disregarded as separate from the Company for U.S. federal income tax purposes (and shall not thereafter change such classification), and (iii) shall take no action that would result in Merger Sub 1 or Mergers Sub 2 being other than a wholly owned direct subsidiary of the Company. The Company shall make available to the pre-Closing PAQC shareholders information that is reasonably required to make a timely and valid election as contemplated by Section 1295 of the Code (and the Treasury Regulations promulgated thereunder) with respect to PAQC for each year that PAQC is considered a passive foreign investment company (including through provision of the Annual Information Statement described in Treasury

Regulations Section 1.1295-1(g)), including, at the Company’s election, by making such information publicly available on the Company’s website.
Section 9.04.   Proxy Statement; Registration Statement.
(a)   As promptly as reasonably practicable after the date of this Agreement, PAQC and the Company shall jointly prepare, and the Company shall file with the SEC the Registration Statement, in which a preliminary proxy statement in connection with the Mergers to be sent to the Pre-Closing PAQC Holders relating to the PAQC Extraordinary General Meeting (such proxy statement, together with any amendments or supplements thereto, the “Proxy Statement”) for the purposes of the approval of the Transaction Proposals will be included as a prospectus. PAQC and the Company shall use commercially reasonable efforts to cooperate, and cause their respective Subsidiaries, as applicable, to reasonably cooperate, with each other and their respective representatives, advisers and counsels in the preparation of the Proxy Statement and the Registration Statement. PAQC and the Company shall use their commercially reasonable efforts to cause the Proxy Statement and the Registration Statement to comply with the rules and regulations promulgated by the SEC, respond as promptly as reasonably practicable to and resolve all comments received from the SEC concerning the Proxy Statement and the Registration Statement, to have the Registration Statement declared effective under the Securities Act as promptly as practicable after the filing thereof and to keep the Registration Statement effective as long as is necessary to consummate the Mergers and the other transactions contemplated hereby.
(b)   PAQC and the Company shall use commercially reasonable efforts to obtain all necessary state securities law or “blue sky” permits and approvals required to carry out the Mergers, and the Company and PAQC shall promptly furnish all information concerning the Company and PAQC respectively as may be reasonably requested in connection with any such action.
(c)   Each of PAQC and the Company shall use reasonable best efforts to promptly furnish to each other party all information concerning itself, its Subsidiaries, officers, directors, managers, members and shareholders, as applicable, and such other matters, in each case, as may be reasonably necessary in connection with and for inclusion in the Proxy Statement, the Registration Statement or any other statement, filing, notice or application made by or on behalf of PAQC and the Company or their respective Subsidiaries, as applicable, to the SEC or Nasdaq in connection with the Mergers and the other transactions contemplated hereby (including any amendment or supplement to the Proxy Statement or the Registration Statement) (collectively, the “Offer Documents”).
(d)   The Company shall notify PAQC, promptly after the Company receives notice thereof, of the time when the Registration Statement has become effective or any supplement or amendment has been filed, of the issuance of any stop order or the suspension of the qualification of the Company Class A Ordinary Shares or other securities of the Company for offering or sale in any jurisdiction, of the initiation or written threat of any proceeding for any such purpose, or of any request by the SEC for the amendment or supplement of the Proxy Statement, the Registration Statement or the other Offer Documents or for additional information. PAQC and the Company shall cooperate and mutually agree upon (such agreement not to be unreasonably withheld, conditioned or delayed) any response to comments of the SEC with respect to the Proxy Statement, the Registration Statement or the other Offer Documents and any amendment filed in response thereto.
(e)   Without limiting the generality of Section 9.04(d), the Company shall initially include in the Proxy Statement and the Registration Statement: (i) the audited consolidated balance sheets and statements of comprehensive income, equity and cash flows of the Company and its Subsidiaries as of and for the years ended December 31, 2020 and December 31, 2019 prepared in accordance with IFRS, together with the auditor’s consents to use such financial statements and reports (the “Audited IFRS Financial Statements”), and (ii) the unaudited consolidated balance sheet and statements of comprehensive income, equity and cash flows of the Company and its Subsidiaries as of and for the six months ended June 30, 2021 prepared in accordance with IFRS, together with the auditor’s consents to use such financial statements and reports (the “Interim IFRS Financial Statements” and, together with the Audited IFRS Financial Statements, the “IFRS Financial Statements”); provided that if (x) the Registration Statement is declared effective by the SEC after March 31, 2022 or (y) requested by the SEC, the Interim IFRS Financial Statements initially included in the Proxy Statement and the

Registration Statement shall be replaced with the audited consolidated balance sheets and statements of comprehensive income, equity and cash flows of the Company and its Subsidiaries as of and for the year ended December 31, 2021 prepared in accordance with IFRS, together with the auditor’s reports and consents to use such financial statements and reports (the “2021 Audited IFRS Financial Statements”) and any other financial statements required by the SEC to be included in the Registration Statement and/or the Proxy Statement.
(f)   Each of PAQC and the Company shall use commercially reasonable efforts to ensure that none of the information related to it or any of its Affiliates, supplied by it or on its behalf for inclusion or incorporation by reference in (i) the Proxy Statement will, as of the date it is first mailed to the Pre-Closing PAQC Holders, or at the time of the PAQC Extraordinary General Meeting, or (ii) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at each time at which it is amended, at the time it becomes effective under the Securities Act and at the Second Merger Effective Time, in either case, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.
(g)   If, at any time prior to the Second Merger Effective Time, any information relating to PAQC, the Company, or any of their respective Subsidiaries, Affiliates, directors or officers, as applicable, or the Company Shareholders is discovered by any of PAQC or the Company and is required to be set forth in an amendment or supplement to either the Proxy Statement or the Registration Statement, so that the Proxy Statement or the Registration Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Party that discovers such information shall promptly notify the other Parties and an appropriate amendment or supplement describing such information shall, subject to the other provisions of this Section 9.04, be promptly filed by the Company with the SEC and, to the extent required by Applicable Law, disseminated to the Pre-Closing PAQC Holders.
Section 9.05.   PAQC Shareholder Approval.
(a)   PAQC shall take, in accordance with Applicable Law, Nasdaq rules, and the PAQC Governing Document, all action necessary to call, hold, and convene a meeting of holders of PAQC Ordinary Shares (including any permitted adjournment or postponement, the “PAQC Extraordinary General Meeting”) to consider and vote upon the Transaction Proposals and to provide the PAQC Shareholders with the opportunity to effect a PAQC Share Redemption in connection therewith as promptly as reasonably practicable after the date that the Registration Statement is declared effective under the Securities Act. PAQC shall, through the PAQC Board, recommend to the PAQC Shareholders (including in the Proxy Statement) and solicit approval of (i) the adoption and approval of this Agreement and the transactions contemplated by this Agreement, including the Mergers, and the authorization of the First Plan of Merger, (ii) the issuance of (A) PAQC Class A Ordinary Shares issuable in connection with the PIPE Financing and (B) PAQC Class A Ordinary Shares and PAQC Warrants issuable in connection with the Forward Purchase Investment, (iii) the adoption and approval of any other proposals as the SEC (or staff member thereof) or Nasdaq may indicate are necessary in its comments to the Proxy Statement, the Registration Statement or correspondence related thereto, (iv) the adoption and approval of any other proposals as reasonably agreed by PAQC and the Company to be necessary or appropriate in connection with the Mergers and (v) adjournment of the PAQC Extraordinary General Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing (such proposals in (i) through (v), together, the “Transaction Proposals”).
(b)   Notwithstanding anything to the contrary contained in this Agreement, once the PAQC Extraordinary General Meeting to consider and vote upon the Transaction Proposals has been called and noticed, PAQC will not adjourn the PAQC Extraordinary General Meeting without the consent of the Company, other than (i) for the absence of a quorum, in which event PAQC shall adjourn the meeting up to three (3) times for up to ten (10) Business Days each time, (ii) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure that PAQC has determined in good faith, after consultation with its outside legal advisors, is necessary under Applicable

Law, and for such supplemental or amended disclosure to be disseminated to and reviewed by the holders of PAQC Ordinary Shares prior to the PAQC Extraordinary General Meeting, or (iii) a one-time adjournment of up to ten (10) Business Days to solicit additional proxies from holders of PAQC Ordinary Shares to the extent PAQC has determined that such adjournment is reasonably necessary to obtain the approval of the Transaction Proposals.
Section 9.06.   Post-Closing Board.   The Parties shall take all necessary action to cause the Board as of immediately following the Closing to consist of seven (7) directors, of whom (a) one (1) individual shall be designated by PAQC (the “PAQC Designee”), and (b) six (6) individuals shall be designated by the Company (the “Company Designees”) no later than fourteen (14) days prior to the expected effectiveness date of the Registration Statement. Each Company Designee and the PAQC Designee shall meet the director qualification and eligibility criteria of Applicable Law and the listing rules of Nasdaq, and a number of Company Designees shall qualify as independent directors under the listing rules of Nasdaq such that at least three (3) directors as of immediately following the Closing shall qualify as independent directors (as such term is defined under rules of the SEC and Nasdaq). The Company Designees and the PAQC Designee shall be assigned to classes of the Board as set forth on Section 9.06 of the Company Disclosure Schedule.
Section 9.07.   Trust Account.   Upon satisfaction or waiver of the conditions set forth in Article 10 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) and provision of notice thereof to the Trustee (which notice PAQC shall provide to the Trustee in accordance with the terms of the Trust Agreement), in accordance with, subject to and pursuant to the Trust Agreement and the PAQC Governing Document, (a) at the Closing, (i) PAQC shall cause the documents, opinions and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered, and (ii) shall cause the Trustee to (A) pay as and when due all amounts payable for PAQC Share Redemptions and (B) pay all amounts then available in the Trust Account to, or at the direction of, PAQC in accordance with this Agreement and the Trust Agreement, and (b) thereafter, the Trust Account shall terminate, except as otherwise provided therein.
Section 9.08.   Form 8-K.   PAQC and the Company shall mutually agree upon and issue a press release announcing the execution of this Agreement. PAQC and the Company shall cooperate in good faith with respect to the prompt preparation of, and, as promptly as practicable after the effective date of this Agreement (but in any event within four (4) Business Days thereafter), PAQC shall file with the SEC, a Current Report on Form 8-K pursuant to the Exchange Act to report the execution of this Agreement. Prior to the Closing, PAQC and the Company shall mutually agree upon and prepare the press release announcing the consummation of the transactions contemplated by this Agreement (“Closing Press Release”). Concurrently with or promptly after the Closing, PAQC shall issue the Closing Press Release and shall file it on a Current Report on Form 8-K. PAQC and the Company shall cooperate in good faith with respect to the preparation of, and, at least five (5) days prior to the Closing, PAQC shall prepare, a draft Form 8-K announcing the Closing.
Section 9.09.   No Shop.   During the Interim Period, PAQC, on the one hand, or the Company and its Subsidiaries, on the other hand, will, nor will they direct, authorize or permit their respective Representatives to, directly or indirectly (a) take any action to solicit, initiate or engage in discussions or negotiations with, or enter into any binding agreement with, any Person concerning, or which would reasonably be expected to lead to, an Acquisition Transaction, (b) in the case of PAQC, fail to include the PAQC Board Recommendation in (or remove the PAQC Board Recommendation from) the Registration Statement, or (c) withhold, withdraw, qualify, amend or modify (or publicly propose or announce any intention or desire to withhold, withdraw, qualify, amend or modify), in a manner adverse to the other Party, the approval of such Party’s governing body of this Agreement and/or any of the Transactions, or, in the case of PAQC, the PAQC Board Recommendation, unless, in the case of clauses (b) and (c), the applicable party (the “Party Making Change”) determines, in good faith, after consultation with its outside legal counsel, that the failure to take, or taking of, such action would constitute a breach by the directors of the Party Making Change of their fiduciary duties under Applicable Law; provided, however, the Party Making Change will not be entitled to take such actions under clauses (b) or (c) (“Change in No Shop”) unless (i) the Party Making Change has provided at least five (5) Business Days’ prior written notice (“Change in No Shop Notice”) to the other party (the “Party Receiving Change”) advising that the Party Making Change proposes a Change in No Shop and which notice contains the material facts underlying the Party Making Change’s determination of such Change in No Shop, (ii) during such five (5) Business Day period following the Party Receiving Change’s receipt of a Change in No Shop Notice, the Party Making Change has engaged in good faith negotiations with the Party Receiving Change and its Representatives (to the extent that the Party Receiving Change desires to so negotiate) to make such adjustments (which adjustments, to the extent accepted by the Party Making Change, would be binding on the Party Receiving Change) in the terms and conditions of this Agreement so as to obviate the need for such Change in No Shop and (iii) following expiration of such five (5) Business Day period, the Party Making Change reaffirms in good faith, after consultation with its outside legal counsel, that the failure to make a Change in No Shop would constitute a breach by the directors of the Party Making Change of their fiduciary duties under Applicable Law. Promptly upon receipt of an unsolicited proposal regarding an Acquisition Transaction, PAQC and each of the Company and the Acquisition Entities shall notify the other party thereof, which notice shall include a written summary of the material terms of such unsolicited proposal. Notwithstanding the foregoing, the Parties may respond to any unsolicited proposal regarding an Acquisition Transaction only by indicating that such Party has entered into a binding definitive agreement with respect to a business combination and is unable to provide any information related to such Party or any of its Subsidiaries or entertain any proposals or offers or engage in any negotiations or discussions concerning an Acquisition Transaction. For the purposes hereof, “Acquisition Transaction” means, (i) with respect to the Company, any merger, consolidation, liquidation, recapitalization, share exchange or other business combination transaction (other than the Transactions and transactions with customers in the Ordinary Course of Business), in each case, involving the sale, lease, exchange or other disposition of properties or assets or Equity Securities of the Company or any of the Company’s Subsidiaries and (ii) with respect to PAQC, any transaction (other than the Transactions) involving, directly or indirectly, any merger or consolidation with or acquisition of, purchase of assets or equity of, consolidation or similar business combination with or other transaction that would constitute a Business Combination with or involving PAQC (or any Affiliate or Subsidiary of PAQC), on the one hand, and any party other than the Company or the Company Shareholders, on the other hand.
Section 9.10.   Notification of Certain Matters.   Each of the Company and PAQC shall give prompt notice to the other Party of: (a) any Action or investigation that would have been required to be disclosed to the other Party under this Agreement if such Party had knowledge of it as of the date hereof; (b) the occurrence or non-occurrence of any event whose occurrence or non-occurrence, as the case may be, could reasonably be expected to cause any condition set forth in Section 10.02 or Section 10.03 not to be satisfied at any time from the date of this Agreement to the Second Merger Effective Time; (c) any notice or other communication from any third Person alleging that the consent of such third Person is or may be required in connection with the Mergers or the other transactions contemplated by this Agreement; (d) without limiting Section 9.01, any regulatory notice or report from a Governmental Authority in respect of the transactions contemplated by this Agreement; and (e) in the case of the Company, any information or knowledge obtained by the Company or any of its Subsidiaries that could reasonably be expected to materially affect the Company’s or any of its Subsidiaries’ current projections, forecasts or budgets or estimates of revenues, earnings or other measures of financial performance for any period.
Section 9.11.   Nasdaq Listing.   From the date hereof through the Closing, PAQC shall use reasonable best efforts to ensure that PAQC remains listed as a public company, and that PAQC Class A Ordinary Shares remain listed, on Nasdaq. The Company shall use reasonable best efforts to (a) ensure that the Company is listed as a public company, and that Company Class A Ordinary Shares and Company Warrants are listed, on Nasdaq, in each case, as of the Second Merger Effective Time and (b) for a period of at least five (5) years from the Closing Date, maintain the listing of the Company Class A Ordinary Shares and the Company Warrants on the Nasdaq (or another similar national securities exchange) and its status as a U.S. listed public company.
Section 9.12.   PIPE Subscription Agreements.   Unless otherwise approved in writing by the Company, PAQC and the Company shall not permit any amendment or modification to be made to, or any waiver of any provision or remedy under, or any replacements or terminations of, the PIPE Subscription Agreements in any manner other than to reflect any permitted assignments or transfers of the PIPE Subscription Agreements by the applicable PIPE Investors pursuant to the PIPE Subscription Agreements or to correct any clerical errors. Each of PAQC and the Company shall use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by the PIPE Subscription Agreements on the terms and conditions described therein, including using its reasonable best efforts to enforce its rights under the PIPE Subscription Agreements to cause the PIPE Investors to pay to (or as directed by) PAQC the applicable purchase price under each PIPE Investor’s applicable PIPE Subscription Agreement in accordance with its terms.
ARTICLE 10
Conditions to Obligations
Section 10.01.   Conditions to Obligations of PAQC, the Company and the Acquisition Entities.    The obligations of PAQC, the Company and the Acquisition Entities to consummate, or cause to be consummated, the Mergers are subject to the satisfaction of the following conditions, any one or more of which may be waived (if permitted by Applicable Law) in writing by all of such parties:
(a)   Nasdaq Listing Requirements.   The Company Class A Ordinary Shares and Company Warrants contemplated to be listed pursuant to this Agreement shall have been listed on Nasdaq and shall be eligible for listing on Nasdaq immediately following the Closing, subject only to official notice of issuance thereof and any applicable requirement to have a sufficient number of round lot holders.
(b)   No Injunction.    No Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Governmental Order, whether temporary, preliminary or permanent, which is then in effect or is pending or threatened, that has or would have the effect of enjoining, restraining, prohibiting or otherwise making illegal the consummation of the transactions contemplated by this Agreement.
(c)   PAQC Shareholder Approval.   The PAQC Shareholder Approval shall have been obtained.
(d)   Company Shareholder Approval.   The Company Shareholder Approval shall have been obtained.
(e)   Effectiveness of Registration Statement.   The Registration Statement shall have become effective in accordance with the Securities Act, no stop order shall have been issued by the SEC with respect to the Registration Statement and no Action seeking such stop order shall have been threatened or initiated.
(f)   Net Tangible Assets.   The Second Merger Surviving Company (as the successor of PAQC) shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51‑1(g)(1) of the Exchange Act) remaining after the consummation of the Business Combination and the closing of the PAQC Share Redemption.
(g)   Recapitalization.   The Recapitalization shall have been completed in accordance with the terms hereof.
Section 10.02.   Conditions to Obligations of PAQC.   The obligations of PAQC to consummate, or cause to be consummated, the Mergers are subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by PAQC:
(a)   Representations and Warranties.
(i)   Each of the representations and warranties of the Company contained in this Agreement (without giving effect to any materiality or “Company Material Adverse Effect” or similar qualifications therein), other than the representations and warranties set forth in Section 5.01, Section 5.02, Section 5.05, Section 5.06, Section 5.09(a) and Section 5.26, shall be true and correct as of the date of this Agreement and as of the Closing, as if made at and as of such time, except with respect to representations and warranties which speak as to another specified time, which representations and warranties shall be true and correct at and as of such time, except for, in each case, such failures to be true and correct as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(ii)   The representations and warranties of the Company contained in Section 5.01(c) and Section 5.09(a) shall be true and correct as of the date of this Agreement and as of the Closing, as if made at and as of such time.

(iii)   Each of the representations and warranties of the Company contained in Section 5.01(a), Section 5.01(b), Section 5.02, Section 5.05, Section 5.06 and Section 5.26 (without giving effect to any materiality or “Company Material Adverse Effect” or similar qualifications therein), shall be true and correct as of the date of this Agreement and as of the Closing, as if made at and as of such time (except to the extent that any such representation and warranty speaks expressly as of another specified time, in which case such representation and warranty shall be true and correct as of such time), except for, in each case, such failures to be true and correct as would not reasonably be expected to be material, individually or in the aggregate, to the Company and its Subsidiaries, taken as a whole.
(b)   Covenants.   Each of the covenants, obligations and agreements of the Company hereunder to be performed as of or prior to the Closing shall have been performed in all material respects.
(c)   No Company Material Adverse Effect.   From the date of this Agreement, there shall not have occurred a Company Material Adverse Effect that is continuing as of the Closing.
(d)   Closing Deliverables.   PAQC shall have received the deliverables set forth in Section 4.02(a).
Section 10.03.   Conditions to the Obligations of the Company and Acquisition Entities.   The obligation of the Company and Acquisition Entities to consummate the Mergers is subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by the Company and Acquisition Entities:
(a)   Representations and Warranties.
(i)   Each of the representations and warranties of PAQC contained in this Agreement (without giving effect to any materiality or “PAQC Material Adverse Effect” or similar qualifications therein), other than the representations and warranties set forth in Section 6.01, Section 6.02, Section 6.06, Section 6.12(b) and Section 6.22, shall be true and correct as of the date of this Agreement and as of the Closing, as if made at and as of such time, except with respect to representations and warranties which speak as to another specified time, which representations and warranties shall be true and correct at and as of such time, except for, in each case, such failures to be true and correct as would not reasonably be expected to have, individually or in the aggregate, a PAQC Material Adverse Effect.
(ii)   The representations and warranties of PAQC contained in Section 6.01(c), Section 6.02 and Section 6.12(b) shall be true and correct as of the date of this Agreement and as of the Closing, as if made at and as of such time.
(iii)   Each of the representations and warranties of PAQC contained in Section 6.01(a), Section 6.01(b), Section 6.06 and Section 6.22 (without giving effect to any materiality or “PAQC Material Adverse Effect” or similar qualifications therein), shall be true and correct in all respects except for de minimis inaccuracies as of the date of this Agreement and as of the Closing, as if made at and as of such time (except to the extent that any such representation and warranty speaks expressly as of another specified time, in which case such representation and warranty shall be true and correct in all respects except for de minimis inaccuracies as of such time).
(b)   Covenants.   Each of the covenants, obligations and agreements of PAQC hereunder to be performed as of or prior to the Closing shall have been performed in all material respects.
(c)   No PAQC Material Adverse Effect.   From the date of this Agreement, there shall not have occurred a PAQC Material Adverse Effect.
(d)   Closing Deliverables.   The Company shall have received the deliverables set forth in Section 4.02(b).
(e)   Minimum Cash.   Available Cash shall be greater than or equal to Minimum Cash.
Section 10.04.   Satisfaction of Conditions.   All conditions to the obligations of the Company and PAQC to proceed with the Closing under this Agreement will be deemed to have been fully and completely satisfied or waived for all purposes if the Closing occurs.

ARTICLE 11
Termination/Effectiveness
Section 11.01.   Termination.   This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing:
(a)   by written consent of all Parties to this Agreement;
(b)   by either the Company or PAQC if the Closing shall not have occurred on or before December 31, 2022 (the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 11.01(b) shall not be available to any Party whose breach of or failure to perform any provision of this Agreement results in the failure of the Closing to be consummated by such date;
(c)   by either the Company or PAQC if the consummation of the Mergers is permanently enjoined, prohibited, deemed illegal or prevented by the terms of a final, non-appealable Governmental Order;
(d)   by PAQC if there is any breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, such that the conditions specified in Section 10.02(a) or Section 10.02(b) would not be satisfied at the Closing (a “Terminating Company Breach”), except that, if such Terminating Company Breach is curable by the Company, then, for a period of up to thirty (30) days (or any shorter period of the time that remains between the date PAQC provides written notice of such violation or breach and the Termination Date) after receipt by the Company of notice from PAQC of such breach, but only as long as the Company continues to use its reasonable best efforts to cure such Terminating Company Breach (the “Company Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating Company Breach is not cured within the Company Cure Period; provided that PAQC shall not have the right to terminate this Agreement pursuant to this Section 11.01(d) if PAQC is then in breach of its covenants, agreements, representations or warranties contained in this Agreement, which breach by PAQC would cause any condition set forth in Section 10.03(a) or Section 10.03(b) not to be satisfied;
(e)   by the Company if there is any breach of any representation, warranty, covenant or agreement on the part of PAQC set forth in this Agreement, such that the conditions specified in Section 10.03(a) or Section 10.03(b) would not be satisfied at the Closing (a “Terminating PAQC Breach”), except that, if any such Terminating PAQC Breach is curable by PAQC, then, for a period of up to thirty (30) days (or any shorter period of the time that remains between the date the Company provides written notice of such violation or breach and the Termination Date) after receipt by PAQC of notice from the Company of such breach, but only as long as PAQC continues to use their reasonable best efforts to cure such Terminating PAQC Breach (the “PAQC Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating PAQC Breach is not cured within the PAQC Cure Period; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 11.01(e) if the Company is then in breach of its covenants, agreements, representations or warranties contained in this Agreement, which breach by the Company would cause any condition set forth in Section 10.02(a) or Section 10.02(b) not to be satisfied;
(f)   by either the Company or PAQC if  the PAQC Shareholder Approval is not obtained upon a vote duly taken thereon at the PAQC Extraordinary General Meeting (subject to any permitted adjournment or postponement of the PAQC Extraordinary General Meeting).
The Party desiring to terminate this Agreement pursuant to this Section 11.01 (other than Section 11.01(a)) shall give notice of such termination to each other Party.
Section 11.02.   Effect of Termination.   Except as otherwise set forth in this Section 11.02, in the event of the termination of this Agreement pursuant to Section 11.01, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party hereto or its respective Affiliates, officers, directors or shareholders, other than liability of any of the Parties for any (i) intentional and willful breach of this Agreement by such Party occurring prior to such termination or (ii) fraud by such Party. The provisions of Sections 7.04, 11.02, 12.05, 12.06, 12.07, 12.08, 12.09, 12.11, 12.14, 12.16, 12.17 and 12.18 (collectively, the “Surviving Provisions”) and the Confidentiality Agreement, and any defined term or other Section or

Article of this Agreement referenced in the Surviving Provisions which are required to survive in order to give appropriate effect to the Surviving Provisions, shall, in each case, survive any termination of this Agreement.
ARTICLE 12
Miscellaneous
Section 12.01.   Non-Survival of Representations, Warranties and Covenants.   None of the representations, warranties, covenants and agreements in this Agreement or in any instrument, document or certificate delivered pursuant to this Agreement shall survive the Second Merger Effective Time, except for (a) those covenants and agreements contained herein and therein which by their terms expressly apply in whole or in part after the Second Merger Effective Time and then only to such extent until such covenants and agreements have been fully performed, (b) any covenants and agreements in the Surviving Provisions and (c) any claim arising out of fraud.
Section 12.02.   Waiver.   At any time and from time to time prior to the Closing, PAQC and the Company may, to the extent legally allowed, to the extent a Party is entitled to waive, and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other Party, as applicable; (b) waive any inaccuracies in the representations and warranties of the other Party contained herein or in any document delivered pursuant hereto; and (c) subject to the requirements of Applicable Law, waive compliance by the other Party with any of the agreements or conditions contained herein that are required to be satisfied by such other Party. No waiver of any term or condition of this Agreement shall be valid unless the waiver is in writing and signed by the Party entitled to waive. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.
Section 12.03.   Notices.   All notices and other communications among the parties hereto shall be in writing and shall be deemed to have been duly given (a) when delivered in-person, (b) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other nationally recognized overnight delivery service, or (d) when delivered by email or other electronic transmission (in each case in this clause (d), solely if receipt is confirmed), addressed as follows:
(i)
If to PAQC, to:

Provident Acquisition Corp.
Unit 11C/D, Kimley Commercial Building
142-146 Queen’s Road
Central Hong Kong
Attention:
Michael Aw

Email:
michael.aw@providentgrowth.com

with copies (which shall not constitute notice) to:
Davis Polk & Wardwell LLP
2201 China World Office 2
1 Jian Guo Men Wai Avenue
Chaoyang District
Beijing, China 100004
Attention:
Howard Zhang

Email:
howard.zhang@davispolk.com

Davis Polk & Wardwell LLP
The Hong Kong Club Building
3A Chater Road, Hong Kong
Attention:
James Lin
Sam Kelso

Email:
james.lin@davispolk.com; sam.kelso@davispolk.com

(ii)
If to the Company or any Acquisition Entity, to:

Perfect Corp.
14F, No 98, Minchuan Road
Shindian District, New Taipei City 231
Taiwan
Attention:
Alice Chang

Email:
alice@perfectcorp.com

with copies (which shall not constitute notice) to:
Perfect Corp.
14F, No 98, Minchuan Road
Shindian District, New Taipei City 231
Taiwan
Attention:
Daniel Lee

Email:
daniel_lee@perfectcorp.com

Sullivan & Cromwell (Hong Kong) LLP
20th Floor, Alexandra House
18 Chater Road, Central, Hong Kong
Attention:
Ching-Yang Lin

Email:
linc@sullcrom.com

or to such other address or addresses as the parties may from time to time designate in writing by notice to the other parties in accordance with this Section 12.03.
Section 12.04.   Assignment.   No party hereto shall assign, delegate or otherwise transfer (by operation of law or otherwise) any of its rights or obligations under this Agreement or any part hereof without the prior written consent of the other parties hereto. Any assignment in contravention of the preceding sentence shall be null and void ab initio. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
Section 12.05.   Rights of Third Parties.   The Company and PAQC hereby agree that their respective representations and warranties set forth herein are solely for the benefit of the other party hereto, in accordance with and subject to the terms of this Agreement, and nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the parties hereto, any right or remedies under or by reason of this Agreement, including, without limitation, the right to rely upon the accuracy or completeness of the representations and warranties set forth herein; provided, however, that, notwithstanding the foregoing (a) in the event the Closing occurs, the present and former officers and directors of the Company (and their successors, heirs and representatives) are intended third-party beneficiaries of, and may enforce, Section 9.02, and (b) the past, present and future directors, managers, officers, employees, incorporators, members, partners, equityholders, Affiliates, agents, attorneys, advisors and representatives of the parties and any Affiliate of any of the foregoing (and their successors, heirs and representatives), are intended third-party beneficiaries of, and may enforce, this Section 12.05 and Section 12.16.
Section 12.06.   Expenses.   Except as otherwise provided herein, each Party shall bear its own expenses incurred in connection with this Agreement and the Transactions whether or not such Transactions shall be consummated, including all fees of its legal counsel, financial advisors and accountants; provided that, notwithstanding anything to the contrary, (a) if the Closing shall not occur, the Company shall be responsible for paying the Company Transaction Expenses, and PAQC shall be responsible for paying the PAQC Transaction Expenses, and (b) if the Closing shall occur, the Second Merger Surviving Company shall pay or cause to be paid all the Company Transaction Expenses and the PAQC Transaction Expenses; provided, further, that if the PAQC Transaction Expenses exceed or reasonably expected to exceed $19.5 million as of the First Merger Effective Time (the “PAQC Expense Cap”), then (i) PAQC shall promptly notify and provide documentation (including invoices, receipts or quotes, where reasonably available) to the Company and the Second Merger Surviving Company regarding the amount of the PAQC

Transaction Expenses that exceeds the PAQC Expense Cap (such excess amount, the “Overage”), and (ii) PAQC shall obtain the Company’s written consent (which consent shall not be unreasonably withheld, conditioned or delayed) prior to incurring such Overage to the extent practicable or promptly thereafter.
Section 12.07.   Governing Law.   This Agreement, and all Actions based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction, except that the following matters arising out of or relating to this Agreement shall be interpreted, construed and governed by and in accordance with the Laws of the Cayman Islands in respect of which the parties hereto hereby irrevocably submit to the nonexclusive jurisdiction of the courts of the Cayman Islands: the First Merger, the Second Merger, the vesting of the undertaking, property and liabilities of each of Merger Sub 1 and the Company in the First Surviving Company, the vesting of the undertaking, property and liabilities of each of Merger Sub 2 and the First Surviving Company in the Second Surviving Company, the cancellation of PAQC Ordinary Shares, the rights provided for in Section 238 of the Cayman Islands Companies Act with respect to any PAQC Dissenting Shares, the fiduciary or other duties of the PAQC Board, the Company Board, the directors of Merger Sub 1, the directors of Merger Sub 2 and the internal corporate affairs of PAQC, the Company, Merger Sub 1 and Merger Sub 2.
Section 12.08.   Dispute Resolution.   Subject to Section 12.16, any Action based upon, arising out of or related to this Agreement or the transactions contemplated hereby shall be settled by arbitration to be held in Hong Kong, which shall be administered by the Hong Kong International Arbitration Centre (the “HKIAC”) in accordance with the HKIAC Administered Arbitration Rules in force at the time of the commencement of the arbitration. There shall be three (3) arbitrators, among which one (1) shall be appointed by PAQC, one (1) appointed by the Company and one (1) appointed by the Secretary General of the HKIAC. The arbitration shall be conducted in English. The award of the arbitral tribunal shall be final and binding upon the parties thereto, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.
Section 12.09.   Headings and Captions; Counterparts.   The headings and captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any facsimile or pdf copies hereof or signatures hereon shall, for all purposes, be deemed originals. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).
Section 12.10.    Confidentiality.   Each of PAQC and the Company acknowledges that the information being provided to it in connection with this Agreement and the transactions contemplated hereby is subject to the terms of the Confidentiality Agreement. The Confidentiality Agreement shall survive the execution and delivery of this Agreement and shall apply to all information furnished thereunder or hereunder and any other activities contemplated thereby.
Section 12.11.   Entire Agreement.   This Agreement (including, for the avoidance of doubt, any Annexes, Appendices, Exhibits or Schedules annexed hereto or referred to herein, including the Company Disclosure Schedule and the PAQC Disclosure Schedule), the Confidentiality Agreement, and the Ancillary Agreements constitute the entire agreement among the Parties relating to the transactions contemplated hereby and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the parties hereto or any of their respective Subsidiaries relating to the transactions contemplated hereby. No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the transactions contemplated by this Agreement exist between the parties hereto except as expressly set forth in this Agreement and the Ancillary Agreements.
Section 12.12.   Amendments.   This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed by each of the Parties; provided that, after the PAQC Shareholder Approval has been obtained, there shall be no amendment or modification that would require the further approval of the Pre-Closing PAQC Holders under Applicable Law without such approval having first been obtained.

Section 12.13.   Publicity.   Except (a) communications consistent with the final form of joint press release announcing the Transactions (the “Joint Press Release”) and the investor presentation given to investors in connection with the announcement of the Transactions, or (b) as may be required by Applicable Law or by obligations pursuant to any listing agreement with or rules of any national securities exchange, or (c) pursuant to Sections 9.04 and 9.08, PAQC, on the one hand, and the Company and the Acquisition Entities, on the other hand, shall consult with each other, and provide meaningful opportunity for review and give due consideration to reasonable comment by the other, prior to issuing any press releases or other public written communications or otherwise making planned public statements with respect to the Transactions and prior to making any filings with any third party and/or any Governmental Authority with respect thereto, and shall not make or issue any such press release or other public written communications or otherwise make any planned public statements without the prior written consent of the other Party; provided, that in the event that any such filing, press release, public written communication or statement identifies any Company Shareholder (other than the Founder Parties), each of the Parties agree and acknowledge that it shall provide meaningful opportunity to such Company Shareholder to review and give due consideration to reasonable comment by such Company Shareholder, prior to issuing such filing, press release, public written communication or statement.
Section 12.14.   Severability.   If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The Parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under any Applicable Law governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Applicable Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties.
Section 12.15.   Disclosure Schedules.   Each of the Company and PAQC has set forth information on their respective disclosure schedules in a section thereof that corresponds to the section of this Agreement to which it relates. A matter set forth in one section of a disclosure schedule need not be set forth in any other section so long as its relevance to such other section of the disclosure schedule or section of the Agreement is reasonably apparent. Any item of information, matter or document disclosed or referenced in, or attached to, the Company Disclosure Schedules or the PAQC Disclosure Schedules shall not (a) be used as a basis for interpreting the terms “material,” “Company Material Adverse Effect,” “PAQC Material Adverse Effect,” “material adverse effect” or other similar terms in this Agreement or to establish a standard of materiality, (b) represent a determination that such item or matter did not arise in the Ordinary Course of Business, (c) constitute, or be deemed to constitute, an admission of liability or obligation regarding such matter (other than with respect to any section of the Company Disclosure Schedules or PAQC Disclosure Schedules, as applicable, referred to in any representation or warranty in this Agreement that expressly requires listing facts, circumstances or agreements in such section of the Company Disclosure Schedules or PAQC Disclosure Schedules, as applicable), or (d) notwithstanding the foregoing in sub-clause (c), constitute, or be deemed to constitute, an admission to any third party in any respect concerning such item or matter.
Section 12.16.   Enforcement.
(a)   The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform their respective obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that the Parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of Damages or inadequacy of any remedy at Applicable Law, prior to the valid termination of this Agreement in accordance with Section 11.01, this being in addition to any other remedy to which they are entitled under this Agreement or Applicable Law.
(b)   Each Party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other Parties have an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity. The Parties acknowledge and agree that any Party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 12.16(b) shall not be required to provide any bond or other security in connection with any such injunction. The Parties acknowledge and agree that nothing contained in this Section 12.16 shall require any Party to institute any proceeding for (or limit any Party’s right to institute any proceeding for) specific performance under this Section 12.16 before exercising any termination right under Section 11.01 or pursuing damages.
Section 12.17.   Non-Recourse.   This Agreement may only be enforced against, and any Action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby may only be brought against, the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such Party. No past, present or future director, officer, employee, incorporator, member, partner, shareholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any named party to this Agreement and no past, present or future director, officer, employee, incorporator, member, partner, shareholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of the Company, the Acquisition Entities or PAQC under this Agreement of or for any Action based on, arising out of, or related to this Agreement or the transactions contemplated hereby. Notwithstanding anything to the contrary in this Section 12.17, nothing in this Section 12.17 shall limit (a) any liabilities or obligations against any party to an Ancillary Agreement in respect thereof or (b) any Party’s remedies in the event of fraud.
Section 12.18.   PAQC Legal Representation.    The Company hereby agrees on behalf of itself and its directors, officers, employees and Affiliates, and each of their respective successors and assigns (all such parties, the “Company Waiving Parties”), that any legal counsel (including Davis Polk & Wardwell LLP) that represented PAQC, the Sponsor and/or the PAQC Designee prior to the Closing may represent the PAQC Designee, the Sponsor or any of the Sponsor’s Affiliates or the Sponsor’s or its Affiliates’ respective directors, members, partners, officers or employees, in each case, in connection with any Action or obligation arising out of or relating to this Agreement, notwithstanding its representation (or any continued representation) of PAQC or other Company Waiving Parties, and each of PAQC and the Company on behalf of itself and the Company Waiving Parties hereby consents thereto and irrevocably waives (and will not assert) any conflict of interest, breach of duty or any other objection arising therefrom or relating thereto. Each of PAQC and the Company on behalf of itself and the Company Waiving Parties hereby further agrees that, as to all legally privileged communications prior to the Closing between or among any legal counsel (including Davis Polk & Wardwell LLP) that represented the PAQC Designee, the Sponsor or any of the Sponsor’s Affiliates or the Sponsor’s or its Affiliates’ respective directors, members, partners, officers or employees prior to the Closing in any way related to the transactions contemplated hereby, the attorney/client privilege and the expectation of client confidence belongs to the PAQC Designee and the Sponsor and may be controlled by the PAQC Designee and the Sponsor, and shall not pass to or be claimed or controlled by the Company (after giving effect to the Closing) or any other Company Waiving Party; provided that the PAQC Designee and the Sponsor shall not waive such attorney/client privilege other than to the extent they determine appropriate in connection with the enforcement or defense of their respective rights or obligations existing under this Agreement. Notwithstanding the foregoing, any privileged communications or information shared by the Company or any Company Waiving Party prior to the Closing with PAQC, the Sponsor or the PAQC Designee (in any capacity) under a common interest agreement shall remain the privileged communications or information of the Second Merger Surviving Company and the Company. The Company acknowledges that the foregoing provisions apply whether or not any legal counsel (including Davis Polk & Wardwell LLP) that represented PAQC, the Sponsor and/or the PAQC Designee prior to the Closing provides legal services to the Company, PAQC or any other Company Waiving Parties after the Closing Date.
Section 12.19.   Company Legal Representation.   PAQC hereby agrees on behalf of itself and its directors, officers, employees and Affiliates, and each of their respective successors and assigns (all such parties, the “PAQC Waiving Parties”), that any legal counsel (including Sullivan & Cromwell (Hong Kong) LLP and its affiliates) that represented the Company or any of its Affiliates prior to the Closing may represent the Company Designees, or any of the Company’s Affiliates or the Company’s Affiliates’ respective directors, members, partners, officers or employees, in each case, after the Closing in connection with any Action or obligation arising out of or relating to this Agreement, notwithstanding its representation of the

Company prior to the Closing, and each of PAQC and the Company on behalf of itself and the PAQC Waiving Parties hereby consents thereto and irrevocably waives (and will not assert) any conflict of interest, breach of duty or any other objection arising therefrom or relating thereto. Each of PAQC and the Company on behalf of itself and the PAQC Waiving Parties hereby further agrees that, as to all legally privileged communications prior to the Closing between or among any legal counsel (including Sullivan & Cromwell (Hong Kong) LLP and its affiliates) that represented the Company or any of its Affiliates or any of the Company’s Affiliates’ respective directors, members, partners, officers or employees prior to the Closing in any way related to the transactions contemplated hereby, the attorney/client privilege and the expectation of client confidence belongs to the Company Designees and may be controlled by the Company Designees, and shall not pass to or be claimed or controlled by the Second Merger Surviving Company (after giving effect to the Closing) or any other PAQC Waiving Party; provided that the Company Designees shall not waive such attorney/client privilege other than to the extent they determine appropriate in connection with the enforcement or defense of their respective rights or obligations existing under this Agreement. Notwithstanding the foregoing, any privileged communications or information shared by PAQC or any PAQC Waiving Party prior to the Closing with the Company or the Company Designees (in any capacity) under a common interest agreement shall remain the privileged communications or information of the Second Merger Surviving Company and the Company.
[Signature Pages Follow]

IN WITNESS WHEREOF the parties have hereunto caused this Agreement to be duly executed as of the date hereof.
PROVIDENT ACQUISITION CORP.
By:
/s/ Michael Aw Soon Beng

Name:
Michael Aw Soon Beng

Title:
Director

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF the parties have hereunto caused this Agreement to be duly executed as of the date hereof.
PERFECT CORP.
By:
/s/ Alice H. Chang

Name:
Alice H. Chang

Title:
Chief Executive Officer

BEAUTY CORP.
By:
/s/ Alice H. Chang

Name:
Alice H. Chang

Title:
Director

FASHION CORP.
By:
/s/ Alice H. Chang

Name:
Alice H. Chang

Title:
Director

[Signature Page to Agreement and Plan of Merger]

ANNEX B
THE COMPANIES ACT (AS REVISED)
COMPANY LIMITED BY SHARES
SIXTH AMENDED AND RESTATED
MEMORANDUM AND ARTICLES
OF ASSOCIATION
OF
PERFECT CORP.
(adopted by a special resolution passed on [     ] and effective on and from [     ])

THE COMPANIES ACT (AS REVISED)
COMPANY LIMITED BY SHARES
SIXTH AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION
OF
PERFECT CORP.
(adopted by a special resolution passed on [     ] and effective on and from [     ])

1.
The name of the company is Perfect Corp. (the “Company”).

2.
The Registered Office shall be at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands, or at such other place as the Directors may from time to time decide.

3.
Subject to the following provisions of this Sixth Amended and Restated Memorandum of Association (the “Memorandum”), the objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by The Companies Act (As Revised) of the Cayman Islands (the “Act”) or any other law of the Cayman Islands.

4.
Subject to the following provisions of this Memorandum, the Company shall have and be capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit, as provided by Section 27(2) of the Act.

5.
Nothing in this Memorandum shall permit the Company to carry on a business for which a license is required under the laws of the Cayman Islands unless duly licensed.

6.
If the Company is exempted, it shall not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands; provided that nothing in this clause shall be construed as to prevent the Company effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands.

7.
The liability of each Shareholder is limited to the amount from time to time unpaid on such Shareholder’s shares.

8.
The authorized share capital of the Company is US$82,000,000 divided into:

(a)
700,000,000 Class A Ordinary Shares of a par value of US$0.10 each;

(b)
90,000,000 Class B Ordinary Shares of a par value of US$0.10 each; and

(c)
30,000,000 shares of a par value of US$0.10 each of such class or classes (however designated) as the board of directors may determine in accordance with Article 5 of the Sixth Amended and Restated Articles of Association (the “Articles”), provided always that subject to the Act and the Articles, the Company shall have power to redeem or purchase any of its shares and to subdivide or consolidate the said shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced with or without any preference, priority, special privilege or other rights or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the Company hereinbefore provided.

B-i

9.
The Company has the power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside of Cayman Islands and to be deregistered in the Cayman Islands.

10.
Capitalised terms that are not defined in this Memorandum bear the same meaning as those given in the Articles.

B-ii

THE COMPANIES ACT (AS REVISED)
COMPANY LIMITED BY SHARES
SIXTH AMENDED AND RESTATED
ARTICLES OF ASSOCIATION
OF
PERFECT CORP.
(adopted by a special resolution passed on [     ] and effective on and from [     ])

INTERPRETATION
1.
The Regulations contained or incorporated in Table A in the First Schedule of the Act shall not apply to this Company.

2.
In these Articles the following terms shall have the meanings set opposite unless the context otherwise requires:

“Act”	means The Companies Act (As Revised) of the Cayman Islands and any amendment or other statutory modification thereof and where in these Articles any provision of the Act is referred to, the reference is to that provision as modified by any law for the time being in force.
“Affiliate”	means, with respect to any specified person, any other person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified person. For purposes of this definition, “control” when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have correlative meanings.
“Articles”	means, as appropriate, (a) these articles of association of the Company as amended or substituted from time to time or (b) two or more particular articles of these Articles.
“Auditors”	means the auditors of the Company for the time being and from time to time.
“Board”	means the board of directors of the Company from time to time.
“Business Combination Agreement”	means the Agreement and Plan of Merger dated March 3, 2022, entered into by and among the Company, Provident Acquisition Corp., Beauty Corp., and Fashion Corp.
“Chair”	means the chairperson of the Board.
“Class A Ordinary Share”	means an ordinary share of a par value of US$0.10 in the capital of the Company, designated as a Class A Ordinary Share and having the rights provided for in these Articles.
“Class B Ordinary Share”	means an ordinary share of a par value of US$0.10 in the capital of the Company, designated as a Class B Ordinary Share and having the rights provided for in these Articles.
“Class(es)”	means any class or classes of Shares as may from time to time be issued by the Company.
“Company”	means Perfect Corp.

“Designated Stock Exchange”	means any national securities exchange or automated quotation system on which the Company’s securities are traded, including but not limited to The Nasdaq Stock Market.
“Designated Stock Exchange Rules”	means the relevant code, rules and regulations, as amended, from time to time, applicable as a result of the original and continued listing of any Shares on the Designated Stock Exchanges.
“Directors”
means the directors of the Company for the time being and from time to time or, as the case may be, the directors assembled as a board or as a committee thereof and the expression Director shall be construed accordingly.

“Electronic Record”	has the same meaning as in the Electronic Transactions Act.
“Electronic Transactions Act”	means the Electronic Transactions Act (As Revised) of the Cayman Islands.
“Independent Director”	means a Director who is an independent director as defined in the Designated Stock Exchange Rules as determined by the Directors
“Memorandum”	means this Sixth Amended and Restated Memorandum of Association of the Company as amended from time to time.
“month”	means a calendar month.
“Officer”	means a person appointed to hold an office in the Company including a Director, alternate Director or liquidator and excluding the Secretary.
“Ordinary Shares”	means, collectively, the Class A Ordinary Shares, the Class B Ordinary Shares, and any other class or series of ordinary shares the Company may issue from time to time.
“Ordinary Resolution”
means a resolution passed by a simple majority of such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Shareholder is entitled.

“person”
means an individual, corporation, partnership, joint venture, trust, a limited liability company, an unincorporated association, or other entity or a government or any agency or political subdivision thereof.

“Principal”	means any of DVDOnet.com. Inc., Golden Edge Co., Ltd., World Speed Company Limited and Alice H. Chang, a citizen of Taiwan with passport number [Redacted].
“Registered Office”	means the registered office of the Company as provided in Section 50 of the Act.
“Register of Members”	means the register of members of the Company required to be kept pursuant to sections 40 and 40B of the Act.
“Seal”	means the common seal of the Company (if applicable) or any facsimile or official seal (if applicable) for the use outside of the Cayman Islands.
“Secretary”	means any person appointed by the Directors to perform any of the duties of the secretary of the Company and including any assistant, deputy, temporary or acting secretary.
“Shareholder”	means a person who is registered in the Register of Members as the holder of any Share in the Company.
“Shares”	means a share in the capital of the Company of any Class

including a fraction of such share, whether the Class A Ordinary Shares or the Class B Ordinary Shares or others. For the avoidance of doubt, in these Articles, the expression “Share” shall include a fraction of a Share.

“Special Resolution”
means a special resolution of the Company passed in accordance with the Act, being a resolution passed by a majority of not less than two-thirds of such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company of which notice specifying the intention to propose the resolution as a special resolution has been duly given and regard shall be had in computing a majority to the number of votes to which each Shareholder is entitled.

“Sponsor Letter Agreement”	means the Sponsor Letter Agreement dated March 3, 2022, entered into by and among the Company, Provident Acquisition Corp., and Provident Acquisition Holdings Ltd.
“Taiwan”	means the Republic of China (Taiwan).
“transfer”
means any direct or indirect transfer, donation, sale, assignment, pledge, hypothecation, encumbrance, grant of a security interest in or other disposal or attempted disposal of all or any portion of a security, any interest or rights in a security, or any rights; and “transferred” means the accomplishment of a transfer, and “transferee” means the recipient of a transfer.

“Treasury Shares”	means the shares that were previously issued but were purchased, redeemed, surrendered or otherwise acquired by the Company and not cancelled.
“United States”	means the United States of America.

3.
(a)   Unless the context otherwise requires, expressions defined in the Act and used herein shall have the meanings so defined.

(b)
In these Articles unless the context otherwise requires:

(i)
words importing the singular number shall include the plural number and vice-versa;

(ii)
words importing the masculine gender only shall include the feminine gender and vice-versa;

(iii)
words importing persons only shall include companies or associations or bodies of persons whether incorporated or not;

(iv)
a notice provided for herein shall be in writing unless otherwise specified and all reference herein to “in writing” and “written” shall include printing, lithography, photography and other modes of representing or reproducing words in permanent visible form;

(v)
in these Articles, Sections 8 and 19(3) of the Electronic Transactions Act shall not apply;

(vi)
“may” shall be construed as permissive and “shall” shall be construed as imperative;

(vii)
“written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

(viii)
any requirements as to delivery under the Articles include delivery in the form of an Electronic Record; and

(ix)
any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act.

(c)
Headings used herein are intended for convenience only and shall not affect construction of these Articles.

SHARES
4.
Subject to the Act, these Articles and, where applicable, the Designated Stock Exchange Rules, all Shares for the time being unissued shall be under the control of the Directors who may, in their absolute discretion and without the approval of the Shareholders, cause the Company to:

(a)
issue, allot and dispose of Shares (including, without limitation, preferred shares) (whether in certificated form or non-certificated form) to such persons, in such manner, on such terms and having such rights and being subject to such restrictions as they may from time to time determine;

(b)
grant rights over Shares or other securities to be issued in one or more classes or series as they deem necessary or appropriate and determine the designations, powers, preferences, privileges and other rights attaching to such Shares or securities, including dividend rights, voting rights, conversion rights, terms of redemption and liquidation preferences, any or all of which may be greater than the powers, preferences, privileges and rights associated with the then issued and outstanding Shares, at such times and on such other terms as they think proper; and

(c)
grant options with respect to Shares and issue warrants or similar instruments with respect thereto.

5.
The Directors may authorise the division of Shares into any number of Classes and the different Classes shall be authorized, established and designated (or re-designated as the case may be) and the variations in the relative rights (including, without limitation, voting, dividend and redemption rights), restrictions, preferences, privileges and payment obligations as between the different Classes (if any) may be fixed and determined by the Directors or by an Ordinary Resolution. The Directors may issue Shares with such preferred or other rights, all or any of which may be greater than the rights of Ordinary Shares, at such time and on such terms as they may think appropriate. Notwithstanding Article 12, the Directors may issue from time to time, out of the authorized share capital of the Company (other than the authorized but unissued Ordinary Shares), series of preferred shares in their absolute discretion and without approval of the Shareholders; provided, however, before any preferred shares of any such series are issued, the Directors shall by resolution of Directors determine, with respect to any series of preferred shares, the terms and rights of that series, including:

(a)
the designation of such series, the number of preferred shares to constitute such series and the subscription price thereof if different from the par value thereof;

(b)
whether the preferred shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

(c)
the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any shares of any other Class or any other series of shares;

(d)
whether the preferred shares of such series shall be subject to redemption by the Company, and, if so, the times, prices and other conditions of such redemption;

(e)
whether the preferred shares of such series shall have any rights to receive any part of the assets available for distribution amongst the Shareholders upon the liquidation of the Company, and, if so, the terms of such liquidation preference, and the relation which such liquidation preference shall bear to the entitlements of the holders of shares of any other Class or any other series of shares;

(f)
whether the preferred shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the preferred shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(g)
whether the preferred shares of such series shall be convertible into, or exchangeable for, shares of any other Class or any other series of preferred shares or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;
(h)
the limitations and restrictions, if any, to be effective while any preferred shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of, the existing shares or shares of any other Class of shares or any other series of preferred shares;

(i)
the conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issue of any additional shares, including additional shares of such series or of any other Class of shares or any other series of preferred shares; and

(j)
any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof; and, for such purposes, the Directors may reserve an appropriate number of Shares for the time being unissued.

6.
No person shall be entitled to a certificate for any or all of their Shares, unless the Directors shall determine otherwise.

7.
Except as required by law, no person shall be recognized by the Company as holding any Share upon any trust, and the Company shall not be bound by or be compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any Share (except only as by these Articles or by law otherwise provided or under an order of a court of competent jurisdiction) or any other rights in respect of any Share except an absolute right to the entirety thereof in the registered holder, but the Company may in accordance with the Act issue fractions of Shares.

8.
Subject to these Articles, the Shares shall be at the disposal of the Directors, and they may (subject to the provisions of the Act) allot, grant options over, or otherwise dispose of them to such persons, on such terms and conditions, and at such times as they think fit, but so that no Share shall be issued at a discount, except in accordance with the provisions of the Act.

CLASS A ORDINARY SHARES AND CLASS B ORDINARY SHARES
9.
Subject to Article 12, holders of Ordinary Shares shall at all times vote together as one class on all resolutions submitted to a vote by the Shareholders. Notwithstanding anything to the contrary in these Articles, each Class B Ordinary Share shall entitle the holder thereof to ten (10) votes on all matters subject to vote at general meetings of the Company and each Class A Ordinary Share shall entitle the holder thereof to one (1) vote on all matters subject to vote at general meetings of the Company.

10.
Without prejudicing any other provision in these Articles, no Class B Ordinary Share may be issued to any person (other than any Principal or any Affiliate of a Principal) under any circumstances.

11.	(a)	Each Class B Ordinary Share is convertible into one (1) Class A Ordinary Share at any time at the option of the holder thereof. The right to convert shall be exercisable by the holder of the Class B Ordinary Share delivering a written notice to the Company that such holder elects to convert a specified number of Class B Ordinary Shares into Class A Ordinary Shares.
(b)
Each Class B Ordinary Share shall, automatically and immediately, without any further action from the holder thereof, convert into one Class A Ordinary Share when it ceases being beneficially owned by any of the Principals.

(c)
Any conversion of Class B Ordinary Shares into Class A Ordinary Shares pursuant to these Articles shall be effected by means of the redemption of such Class B Ordinary Shares in exchange for the issue of an equal number of fully paid Class A Ordinary Shares, or, if so determined by the Directors, in any other manner permitted by law, including the re-designation of each such relevant Class B Ordinary Share as a Class A Ordinary Share. Such conversion shall become effective (i) in the case of any conversion effected pursuant to Article 11(a), forthwith upon the receipt by the Company of the written notice delivered to the Company as described in Article 11(a) (or at such later date as may be specified in such notice), or (ii) in the case of any automatic conversion effected pursuant to Article 11(b), forthwith upon occurrence of the event specified in Article 11(b)

which triggers such automatic conversion, and the Company shall make entries in the Register of Members to record the redemption of the relevant Class B Ordinary Shares and issuance of such Class A Ordinary Shares, or (as the case may be) the re-designation of the relevant Class B Ordinary Shares as Class A Ordinary Shares.
(d)
Class A Ordinary Shares are not convertible into Class B Ordinary Shares under any circumstances.

MODIFICATION OF RIGHTS
12.
Whenever the capital of the Company is divided into different Classes the rights attached to any such Class may, subject to any rights or restrictions for the time being attached to any Class, only be materially adversely varied with the consent in writing of the holders of the majority of the issued and outstanding Shares of that Class or with the sanction of an Ordinary Resolution passed at a separate meeting of the holders of the Shares of that Class. To every such separate meeting all the provisions of these Articles relating to general meetings of the Company or to the proceedings thereat shall, mutatis mutandis, apply, except that the necessary quorum shall be one or more persons holding or representing by proxy at least one-third (1/3) in nominal or par value amount of the issued Shares of the relevant Class (but so that if at any adjourned meeting of such holders a quorum as above defined is not present, those Shareholders who are present shall form a quorum) and that, subject to any rights or restrictions for the time being attached to the Shares of that Class, every Shareholder of the Class shall have one vote for each Share of the Class held by such Shareholder. For the purposes of this Article the Directors may treat all the Classes or any two or more Classes as forming one Class if they consider that all such Classes would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate Classes.

13.
The rights attached to or otherwise conferred upon the holders of the Shares of any Class issued with preferred or other rights shall not, subject to any rights or restrictions for the time being attached to the Shares of that Class, be deemed to be materially adversely varied by, inter alia, the creation, allotment or issue of further Shares ranking pari passu with or subsequent to them or the redemption or purchase of any Shares of any Class by the Company. The rights attached to or otherwise conferred upon the holders of the Shares of any Class shall not be deemed to be materially adversely varied by the creation or issue of Shares with preferred or other rights including, without limitation, the creation of Shares with enhanced or weighted voting rights.

TREASURY SHARES
14.
Shares that the Company purchases, redeems or acquires (by way of surrender or otherwise) may, at the option of the Company, be cancelled immediately or held as Treasury Shares in accordance with the Act. In the event that the Directors do not specify that the relevant Shares are to be held as Treasury Shares, such Shares shall be immediately cancelled.

15.
No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to Shareholders on a winding up) may be declared or paid in respect of a Treasury Share.

16.
The Company shall be entered in the Register of Members as the holder of the Treasury Shares provided that:

(a)
the Company shall not be treated as a Shareholder for any purpose and shall not exercise any right in respect of Treasury Shares, and any purported exercise of such a right shall be void;

(b)
a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Act, save that an allotment of Shares as fully paid bonus shares in respect of a Treasury Share is permitted and Shares allotted as fully paid bonus shares in respect of a treasury share shall be treated as Treasury Shares.

17.
Treasury Shares may be disposed of by the Company on such terms and conditions as determined by the Directors.

LIEN
18.
The Company shall have a first and paramount lien on every Share (not being a fully paid Share) for all moneys (whether presently payable or not) called or payable at a fixed time in respect of that Share, and the Company shall also have a lien on all Shares (other than fully paid-up Shares) standing registered in the name of a single person for all moneys presently payable by such person or such person’s estate to the Company. The Company’s lien, if any, on a Share shall extend to all dividends payable thereon.

19.
The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, but no sale shall be made unless some sum in respect of which the lien exists is presently payable nor until the expiration of fourteen (14) days after a notice in writing, stating and demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the registered holder for the time being of the Share, or the persons entitled thereto by reason of such holder’s death or bankruptcy.

20.
For giving effect to any such sale, the Directors may authorise some person to transfer the Shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the Shares comprised in any such transfer and such purchaser shall not be bound to see to the application of the purchase money, nor shall such purchaser’s title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

21.
The proceeds of the sale shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is presently payable, and the residue shall (subject to a like lien for sums not presently payable as existed upon the Shares prior to the sale) be paid to the person entitled to the Shares at the date of the sale.

CALLS ON SHARES
22.
The Directors may from time to time make calls upon the Shareholders in respect of any moneys unpaid on their Shares provided that no call shall be payable earlier than one month from the last call; and each Shareholder shall (subject to receiving at least fourteen (14) days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on such Shareholder’s Shares.

23.
The joint holders of a Share shall be jointly and severally liable to pay calls in respect thereof.

24.
If a sum called in respect of a Share is not paid before or on the day appointed for payment thereof, the person from whom the sum is due shall pay interest upon the sum at the rate of six per cent per annum from the day appointed for the payment thereof to the time of the actual payment, but the Directors shall be at liberty to waive payment of that interest wholly or in part.

25.
The provisions of these Articles as to the liability of joint holders and as to payment of interest shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the amount of the Share, or by way of premium, as if the same had become payable by virtue of a call duly made and notified.

26.
The Directors may make arrangements on the issue of Shares for a difference between the holders in the amount of calls to be paid and in the times of payment.

27.
The Directors may, if they think fit, receive from any Shareholder willing to advance the same all or any part of the moneys uncalled and unpaid upon any Shares held by such Shareholder; and upon all or any of the moneys so advanced may (until the same would, but for such advance, become presently payable) pay interest at such rate (not exceeding without the sanction of the Company in general meeting six per cent) as may be agreed upon between the Shareholder paying the sum in advance and the Directors.

FORFEITURE OF SHARES
28.
If a Shareholder fails to pay any call or instalment of a call on the day appointed for payment thereof, the Directors may, at any time thereafter during such time as any part of such call or instalment remains unpaid, serve a notice on such Shareholder requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.
29.
The notice shall name a further day (not earlier than the expiration of fourteen (14) days from the date of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed, the Shares in respect of which the call was made will be liable to be forfeited.

30.
If the requirements of any such notice as aforesaid are not complied with, any Share in respect of which the notice has been given may at any time thereafter, before the payment required by the notice has been made, be forfeited by a resolution of the Directors to that effect.

31.
A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition, the forfeiture may be cancelled on such terms as the Directors think fit.

32.
A person whose Shares have been forfeited shall cease to be a Shareholder in respect of the forfeited Shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which at the date of forfeiture were payable by such Shareholder to the Company in respect of the Shares, but such Shareholder’s liability shall cease if and when the Company receives payment in full of the amount due on the Shares.

33.
A statutory declaration in writing that the declarant is a Director, and that a Share has been duly forfeited on a date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the Share. The Company may receive the consideration, if any, given for the Share on any sale or disposition thereof and may execute a transfer of the Share in favour of the person to whom the Share is sold or disposed of and such person shall thereupon be registered as the holder of the Share, and shall not be bound to see to the application of the purchase money, if any, nor shall such person’s title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

34.
The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the amount of the Share, or by way of premium, as if the same had been made payable by virtue of a call duly made and notified.

TRANSFER AND TRANSMISSION OF SHARES
35.
Subject to these Articles and the Designated Stock Exchange Rules or any relevant securities laws, any Shareholder may transfer all or any Shares by an instrument of transfer in a usual or common form or in a form prescribed by the Designated Stock Exchange or in any other form approved by the Directors and may be under hand or, if the transferor or transferee is a clearing house or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time.

36.
The instrument of transfer of any Share shall be executed by or on behalf of the transferor and transferee, and the transferor shall be deemed to remain a holder of the Share until the name of the transferee is entered in the Register of Members in respect thereof.

37.
Subject to the Designated Stock Exchange Rules on which the Shares in question may be listed and to any rights and restrictions for the time being attached to any Share, the Directors may, in their absolute discretion and without assigning any reason therefor, decline to register any transfer of Shares to a person of whom they do not approve. For the avoidance of doubt, the Directors may decline to register any transfer of a Share if such transfer would breach or cause a breach of: (i) the Designated Stock Exchange Rules on which the Shares may be listed; or (ii) applicable law or regulation at such times and for such periods as the Directors may from time to time determine.

(a)
The Directors may decline to recognize any instrument of transfer unless (x) a fee not exceeding one dollar is paid to the Company in respect thereof, and (y) the instrument of transfer is accompanied by the certificate of the Shares to which it relates, and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer.
(b)
If the Directors refuse to register a transfer of Shares, they shall within one month after the date on which the transfer was lodged with the Company, send to the transferee notice of the refusal.

38.
The legal personal representative of a deceased sole holder of a Share shall be the only person recognized by the Company as having any title to the Share. In case of a Share registered in the names of two or more holders, the survivors or survivor, or the legal personal representatives of the deceased survivor, shall be the only persons recognized by the Company as having any title to the Share.

39.
Any person becoming entitled to a Share in consequence of the death or bankruptcy of a Shareholder shall upon such evidence being produced as may from time to time be properly required by the Directors, have the right either to be registered as a Shareholder in respect of the Share or, instead of being registered in the name of such person, to make such transfer of the Share as the deceased or bankrupt person could have made; but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the deceased or bankrupt person before the death or bankruptcy.

40.
A person becoming entitled to a Share by reason of the death or bankruptcy of the holder shall be entitled to the same dividends and other advantages to which such person would be entitled if such person were the registered holder of the Share, except that such person shall not, before being registered as a Shareholder in respect of the Share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company.

ALTERATION OF CAPITAL
41.
The Company may from time to time by Ordinary Resolution increase the share capital by such sum, to be divided into new Shares of such amount, as the resolution shall prescribe.

42.
Subject to any direction to the contrary that may be given by the Company in general meeting, all new Shares shall be at the disposal of the Directors in accordance with Article 4 and this Article 42. Notwithstanding anything to the contrary in these Articles, the Directors shall, without approval of the Shareholders, (a) upon the occurrence of a Shareholder Earnout Event, issue new Shares pursuant to the terms and conditions set forth in the Business Combination Agreement and (b) upon the occurrence of an Earnout Event, issue new Shares pursuant to the terms and conditions set forth in the Sponsor Letter Agreement. Capitalised terms used and not otherwise defined in this Article 42 shall have the respective meanings ascribed to them in the Business Combination Agreement and the Sponsor Letter Agreement.

43.
The new Shares shall be subject to the same provisions with reference to the payment of calls, lien, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

44.
The Company may by Ordinary Resolution:

(a)
consolidate and divide all or any of its share capital into Shares of a larger amount than its existing Shares;

(b)
sub-divide its existing Shares, or any of them, into Shares of a smaller amount than is fixed by the Memorandum of Association, subject nevertheless to the provisions of section 13 of the Act; and

(c)
cancel any Shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person.

GENERAL MEETINGS
45.
The Company may (but shall not be obliged to unless required by the Designated Stock Exchange Rules) in each calendar year hold a general meeting as its annual general meeting and shall specify the meeting as such in the notices calling it. The annual general meeting shall be held at such time and place as may be determined by the Directors. At these meetings the report of the Directors (if any) shall be presented.
46.
General meetings other than annual general meetings shall be called extraordinary general meetings. The Directors may call or authorise the calling of an extraordinary general meeting whenever they think fit.

REQUISITION OF GENERAL MEETINGS
47.
The Directors may whenever they think fit, convene an extraordinary general meeting. If at any time there are not sufficient Directors capable of acting to form a quorum, any Director or any one or more Shareholders holding in the aggregate not less than one-tenth of all votes attaching to all issued and outstanding Shares of the Company may convene an extraordinary general meeting in the same manner as nearly as possible as that in which meetings may be convened by the Directors. The Directors shall, upon the requisition in writing of one or more Shareholders holding in the aggregate not less than one-tenth of all votes attaching to all issued and outstanding Shares of the Company as at the date of the requisition carries the right of voting at general meetings, convene an extraordinary general meeting. Any such requisition shall express the object of the meeting proposed to be called, and shall be left at the Registered Office of the Company. If the Directors do not proceed to convene a general meeting within twenty-one (21) days from the date of such requisition being left as aforesaid, the requisitionists or any or either of them or any other Shareholder or Shareholders holding in the aggregate not less than one-tenth of the total share capital of the Company as at the date of the requisition carries the right of voting at general meetings, may convene an extraordinary general meeting to be held at the Registered Office of the Company or at some convenient place at such time, subject to these Articles as to notice, as the persons convening the meeting fix.

48.
Seven (7) days’ notice at the least (exclusive of the day on which the notice is served or deemed to be served, but inclusive of the day for which the notice is given) specifying the place, the day and the hour of meeting and, in the case of special business, the general nature of that business shall be given in manner hereinafter provided, or in such other manner (if any) as may be prescribed by the Company in general meetings, to such persons as are entitled to vote or may otherwise be entitled under these Articles to receive such notices from the Company; but with the consent of all the Shareholders entitled to receive notice of some particular meeting, that meeting may be convened by such shorter notice or without notice and in such manner as those Shareholders may think fit.

49.
All business shall be deemed special that is transacted at an extraordinary general meeting, and all that is transacted at an annual general meeting shall be deemed special with the exception of sanctioning a dividend, the consideration of the accounts, balance sheets, the report of the Directors and Auditors, the election of Directors and other Officers in the place of those retiring (if any) and the appointment and fixing of remuneration of Auditors.

50.
No business shall be transacted at any general meeting unless a quorum of Shareholders is present at the time that the meeting proceeds to business; save as herein otherwise provided, one or more Shareholders holding in the aggregate not less than one-third of all votes attaching to all issued and outstanding Shares of the Company present in person or by proxy and entitled to vote shall be a quorum.

51.
If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Shareholders, shall be dissolved. In any other case it shall stand adjourned to the same day in the next week, at the same time and place, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting, the Shareholders present shall be a quorum.

52.
The Chair, if any, shall preside as chair at every general meeting of the Company.

53.
If there is no such Chair, or if at any meeting such Chair is not present within fifteen (15) minutes after the time appointed for holding the meeting or is unwilling to act as chair for the meeting, the Shareholders present shall choose one of their number to be chair for the meeting.

54.
The chair of the meeting may with the consent of any meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for ten (10) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

55.
At any general meeting a resolution put to the vote of the meeting shall be decided by a poll.

56.
A poll shall be taken in such manner as the chair of the meeting directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

57.
In the case of an equality of votes on a poll, the chair of the meeting shall not be entitled to a second or casting vote.

58.
A poll on the election of a chair of the meeting or on a question of adjournment shall be taken forthwith. A poll on any other question shall be taken at such time as the chair of the meeting directs.

VOTES OF SHAREHOLDERS
59.
Subject to any rights and restrictions for the time being attached to any Share, every Shareholder present in person or by proxy shall have one (1) vote for each Class A Ordinary Share and ten (10) votes for each Class B Ordinary Share, in each case of which such Shareholder is the holder.

60.
In the case of joint holders the vote of the senior who tenders a vote whether in person or by proxy shall be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

61.
A Shareholder of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may vote in respect of Shares carrying the right to vote held by them, by their committee, or other person in the nature of a committee appointed by that court, and any such committee or other person, may vote in respect of such Shares by proxy.

62.
No Shareholder shall be entitled to vote at any general meeting of the Company unless all calls, if any, or other sums presently payable by them in respect of Shares carrying the right to vote held by them have been paid.

63.
On a poll votes may be given either personally or by proxy.

64.
The instrument appointing a proxy shall be in writing and signed by the appointor or its duly authorized attorney or, if the appointor is a corporation, either under seal or by the signature of an officer of the corporation or attorney duly authorized. A proxy need not be a Shareholder.

65.
An instrument appointing a proxy may be in any usual or common form or such other form as the Directors may approve.

66.
The instrument appointing a proxy shall be deposited at the Registered Office or at such other place as is specified for that purpose in the notice convening the meeting no later than the time for holding the meeting or, if the meeting is adjourned, the time for holding such adjourned meeting.

67.
All resolutions of the Shareholders shall be passed at a general meeting of the Company duly convened and held in accordance with these Articles and resolutions of Shareholders in writing in lieu of a general meeting shall not be permitted.

CORPORATIONS ACTING BY REPRESENTATIVES AT MEETING
68.
Any corporation which is a Shareholder may by resolution of its directors or other governing body authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any meeting of holders of a Class, and the person so authorized shall be entitled to exercise the same powers on behalf of the corporation which they represent as that corporation could exercise if it were an individual Shareholder.
DIRECTORS
69.	(a)	The Directors shall be divided into three classes: Class I, Class II and Class III. The number of Directors in each class shall be as nearly equal as possible. Upon the adoption of these Articles, the existing Directors shall by resolution classify themselves as Class I, Class II or Class III Directors.
(b)
The Class I Directors shall stand appointed for a term expiring at the Company’s first annual general meeting, the Class II Directors shall stand appointed for a term expiring at the Company’s second annual general meeting and the Class III Directors shall stand appointed for a term expiring at the Company’s third annual general meeting.

(c)
Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, Directors appointed to replace those Directors whose terms expire shall be appointed for a term of office to expire at the third succeeding annual general meeting after their appointment. If no replacement Directors are appointed, the existing Directors shall be automatically re-appointed for a further term of office to expire at the third succeeding annual general meeting after their re-appointment.

70.
No decrease in the number of Directors constituting the board of Directors shall shorten the term of any incumbent Director.

71.
The Company may by Special Resolution appoint any natural person to be a Director.

72.
Subject to these Articles, a Director shall hold office until such time as they are removed from office by Special Resolution.

73.
The maximum number of Directors shall be seven (7).

74.
The remuneration of the Directors may be determined by the Directors or by Special Resolution.

75.
There shall be no shareholding qualification for Directors unless determined otherwise by Special Resolution.

76.
All Directors shall hold office until the expiration of their respective terms of office and until their successors shall have been appointed and qualified. Except as the Act or other applicable law may otherwise require, in the interim between annual general meetings or extraordinary general meetings called for the appointment of Directors and/or the removal of one or more Directors and the filling of any vacancy in that connection, subject to the maximum number imposed by these Articles, additional Directors and any vacancies in the board of Directors, including unfilled vacancies resulting from death, resignation or removal of Directors, may be appointed and filled by the vote or written resolution of a majority of the Directors then in office or by the sole remaining Director. Any Director so appointed shall hold office only until the next following general meeting of the Company and shall then be eligible for election at that meeting.

77.
For so long as the Shares are listed on a Designated Stock Exchange, the Directors shall include at least such number of Independent Directors as applicable law, rules or regulations or the Designated Stock Exchange Rules require as determined by the Directors.

ALTERNATE DIRECTOR
78.
Any Director may in writing appoint another Director or another natural person who is an employee of the Company to be such Director’s alternate and, save to the extent provided otherwise in the form of appointment, such alternate shall have authority to sign written resolutions on behalf of the appointing Director, but shall not be authorized to sign such written resolutions where they have been signed by the appointing Director, and to act in such Director’s place at any meeting of the Directors. Every such alternate shall be entitled to attend and vote at meetings of the Directors as the alternate of the Director appointing them and where they are Director to have a separate vote in addition to their own vote. A Director may at any time in writing revoke the appointment of an alternate appointed by them. Such alternate shall not be an Officer solely as a result of their appointment as an alternate other than in respect of such times as the alternate acts as a Director. The remuneration of such alternate shall be payable out of the remuneration of the Director appointing them and the proportion thereof shall be agreed between them.
POWERS AND DUTIES OF DIRECTORS
79.
Subject to the Act, these Articles and to any resolutions passed in a general meeting, the business of the Company shall be managed by the Directors, who may pay all expenses incurred in setting up and registering the Company and may exercise all powers of the Company. No resolution passed by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been passed.

80.
The Directors may from time to time appoint any person, whether or not a Director, to hold such office in the Company as the Directors may think necessary for the administration of the Company, and for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit. Any person so appointed by the Directors may be removed by the Directors. The Directors may also appoint one or more of their number to the office of managing director upon like terms, but any such appointment shall ipso facto terminate if any managing director ceases to be a Director.

81.
The Directors may appoint any person to be a Secretary (and if need be an assistant Secretary or assistant Secretaries) who shall hold office for such term, at such remuneration and upon such conditions and with such powers as they think fit. Any Secretary or assistant Secretary so appointed by the Directors may be removed by the Directors.

82.
The Directors may from time to time and at any time by power of attorney (whether under Seal or under hand) or otherwise appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys or authorized signatory (any such person being an “Attorney” or “Authorised Signatory”, respectively) of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such Attorney or Authorized Signatory as the Directors may think fit, and may also authorise any such Attorney or Authorized Signatory to delegate all or any of the powers, authorities and discretion vested in them.

83.
The Directors may from time to time provide for the management of the affairs of the Company in such manner as they shall think fit and the provisions contained in the three next following Articles shall not limit the general powers conferred by this Article.

84.
The Directors from time to time and at any time may establish any committees, local boards or agencies for managing any of the affairs of the Company and may appoint any person to be a member of such committees or local boards and may appoint any managers or agents of the Company and may fix the remuneration of any such person. Any such committee shall be made up of such number of Independent Directors as required from time to time by the Designated Stock Exchange Rules or otherwise required by applicable law.

85.
The Directors from time to time and at any time may delegate to any such committee, local board, manager or agent any of the powers, authorities and discretions for the time being vested in the Directors and may authorise the members for the time being of any such local board, or any of them to fill any vacancies therein and to act notwithstanding vacancies and any such appointment or delegation may be made on such terms and subject to such conditions as the Directors may think fit and the Directors may at any time remove any person so appointed and may annul or vary any such delegation, but no person dealing in good faith and without notice of any such annulment or variation shall be affected thereby.

86.
Any such delegates as aforesaid may be authorized by the Directors to sub-delegate all or any of the powers, authorities, and discretion for the time being vested in them.

87.
The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof, or to otherwise provide for a security interest to be taken in such undertaking, property or uncalled capital, and to issue debentures, debenture stock and other securities whenever money is borrowed or as security for any debt, liability or obligation of the Company or of any third party.

88.
The Directors shall have the authority to present a winding up petition on behalf of the Company without the sanction of a resolution passed by the Company in general meeting.

89.
The Directors may, from time to time, and except as required by applicable law or the Designated Stock Exchange Rules, adopt, institute, amend, modify or revoke the corporate governance policies or initiatives of the Company, which shall be intended to set forth the guiding principles and policies of the Company and the Directors on various corporate governance related matters as the Directors shall determine by resolution from time to time.

DISQUALIFICATION AND CHANGES OF DIRECTORS
90.
The office of a Director shall be vacated if the Director:

(a)
becomes bankrupt or makes any arrangement or composition with such Director’s creditors generally;

(b)
is found to be or becomes of unsound mind;

(c)
resigns such Director’s office by notice in writing to the Company;

(d)
is removed from office pursuant to any other provision of these Articles; or

(e)
ceases to be a Director by virtue of, or becomes prohibited from being a Director by reason of, an order made under any provisions of any law or enactment.

PROCEEDINGS OF DIRECTORS
91.
The Directors may meet together (either within or outside the Cayman Islands) for the despatch of business, adjourn, and otherwise regulate their meetings and proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes cast in respect of the matter and, for these purposes, if a Director abstains from voting on a matter, such abstention shall not be counted as a vote. In case of an equality of votes the Chair shall not have a second or casting vote.

92.
A Director or an alternate Director may, and the Secretary on the requisition of a Director or alternate Director shall, at any time, summon a meeting of Directors by at least five (5) days’ notice in writing to every Director and alternate Director which notice shall set forth the general nature of the business to be considered; provided however that notice may be waived by all the Directors (or their alternates) either at, before or after the meeting is held; provided further that notice or waiver thereof may be given by telex, telefax or email.

93.
A Director may participate in any meeting of the Directors, or of any committee appointed by the Directors of which such Director is a member, by means of telephone or similar communication equipment by way of which all persons participating in such meeting can communicate with each other and such participation shall be deemed to constitute presence in person at the meeting.

94.
The quorum necessary for the transaction of the business of the Board shall be a majority of the Directors holding office at the relevant time. A Director represented by an alternate Director at any meeting shall be deemed to be present for the purposes of determining whether or not a quorum is present.

95.
A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of their interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that they are to be regarded as interested in any contract or other arrangement which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made. A Director may vote in respect of any contract or proposed contract or arrangement notwithstanding that they may be interested therein and if they do so their vote shall be counted and they may be counted in the quorum at any meeting of the Directors at which any such contract or proposed contract or arrangement shall come before the meeting for consideration.
96.
A Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with their office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by their office from contracting with the Company either with regard to their tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. A Director, notwithstanding their interest, may be counted in the quorum present at any meeting of the Directors whereat such Director or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and they may vote on any such appointment or arrangement.

97.
Any Director may act by themselves or their firm in a professional capacity for the Company, and they or their firm shall be entitled to remuneration for professional services as if they were not a Director; provided that nothing herein contained shall authorise a Director or their firm to act as auditor to the Company.

98.
The Directors shall cause minutes to be made for the purpose of recording:

(a)
all appointments of Officers made by the Directors;

(b)
the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c)
all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.

99.
The minutes of each meeting of the Directors shall be signed by the chair of such meeting and either the secretary of such meeting or one (1) other Director present at such meeting and when the minutes of such meeting have been so signed, the meeting shall be deemed to have been duly held notwithstanding that all the Directors have not actually come together in person or that there may have been a technical defect in the proceedings.

100.
A resolution in writing signed by all the Directors or all the members of a committee of Directors entitled to receive notice of a meeting of Directors or committee of Directors, as the case may be (an alternate Director, subject as provided otherwise in the terms of appointment of the alternate Director, being entitled to sign such a resolution on behalf of their appointer), shall be as valid and effectual as if it had been passed at a duly called and constituted meeting of Directors or committee of Directors, as the case may be. When signed a resolution may consist of several documents each signed by one or more of the Directors or their duly appointed alternate.

101.
The continuing Directors may act notwithstanding any vacancy in their body but if and for so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number, or of summoning a general meeting of the Company, but for no other purpose.

102.
The Directors may elect and appoint a Chair by a majority of the Directors then in office. The period for which the Chair will hold office will also be determined by a majority of all of the Directors then in office. The Chair shall preside as chair at every meeting of the Board. If the Chair is not elected, or if at any meeting the Chair is not present within fifteen (15) minutes after the time appointed for holding the meeting, the Directors present may choose one of their number to be chair of the meeting.
103.
Subject to any regulations imposed on it by the Directors, a committee appointed by the Directors may elect a chair of its meetings. If no such chair is elected, or if at any meeting the chair is not present within fifteen minutes after the time appointed for holding the meeting, the committee members present may choose one of their number to be chair of the meeting.

104.
A committee appointed by the Directors may meet and adjourn as it thinks proper. Subject to any regulations imposed on it by the Directors, questions arising at any meeting shall be determined by a majority of votes of the committee members present and, for these purposes, if a committee member abstains from voting on a matter, such abstention shall not be counted as a vote. In the case of an equality of votes the chair of the meeting shall not have a second or casting vote.

105.
All acts done by any meeting of the Directors or of a committee of Directors, or by any person acting as a Director, shall notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

SEALS AND DEEDS
106.	(a)	If the Directors determine that the Company shall have a Seal, the Directors shall provide for the safe custody of the common Seal and the common Seal of the Company shall not be affixed to any instrument except by the authority of a resolution of the Directors, and in the presence of a Director or of the Secretary or of such other person as the Directors may appoint for the purpose; and that Director or the Secretary or other person as aforesaid shall sign every instrument to which the common Seal of the Company is so affixed in his presence. Notwithstanding the provisions hereof, annual returns and notices filed under the Act may be executed either as a deed in accordance with the Act or by the common Seal being affixed thereto in either case without the authority of a resolution of the Directors by one Director or the Secretary.
(b)
The Company may maintain a facsimile of any common Seal in such countries or places as the Directors shall appoint and such facsimile Seal shall not be affixed to any instrument except by the authority of the Directors and in the presence of such person or persons as the Directors shall for this purpose appoint and such person or persons as aforesaid shall sign every instrument to which the facsimile Seal of the Company is so affixed in such person’s or persons’ presence and such affixing of the facsimile Seal and signing as aforesaid shall have the same meaning and effect as if the common Seal had been affixed in the presence of and the instrument signed by a Director or the Secretary or such other person as the Directors may appoint for the purpose.

(c)
In accordance with the Act, the Company may execute any deed or other instrument which would otherwise be required to be executed under Seal by the signature of such deed or instrument as a deed by a Director or by the Secretary of the Company or by such other person as the Directors may appoint or by any other person or attorney on behalf of the Company appointed by a deed or other instrument executed as a deed by a Director or the Secretary or such other person as aforesaid.

DIVIDENDS, DISTRIBUTIONS AND RESERVE
107.
Subject to any rights and restrictions for the time being attached to any Shares and the provisions of these Articles, the Company by Ordinary Resolution may declare dividends, but no dividend shall exceed the amount recommended by the Directors.

108.
Subject to any rights and restrictions for the time being attached to any Shares and the provisions of these Articles, the Directors may resolve to pay dividends and other distributions on Shares in issue and authorise payment of the dividends or other distributions out of the funds of the Company lawfully available therefor. A dividend shall be deemed to be an interim dividend unless the terms of the resolution pursuant to which the directors resolve to pay such dividend specifically state that such dividend shall be a final dividend.
109.
No dividend or other distribution shall be paid otherwise than out of the realised or unrealised profits of the Company, the share premium account or as otherwise permitted by law.

110.
Subject to the rights of persons, if any, entitled to Shares with special rights as to dividends, all dividends on any class of Shares not fully paid shall be declared and paid according to the amounts paid on the Shares of that class, but if and so long as nothing is paid-up on any of the Shares in the Company, dividends may be declared and paid according to the number of Shares. No amount paid on a Share in advance of calls shall, while carrying interest, be treated for the purposes of this Article as paid on the Share.

111.
The Directors may, before recommending any dividend, set aside out of the profits of the Company such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for meeting contingencies, or for equalising dividends, or for any other purpose to which the profits of the Company may be properly applied, and pending such application may, at the like discretion, either be employed in the business of the Company or be invested in such investments as the Directors may from time to time think fit.

112.
If several persons are registered as joint holders of any Share, any of them may give effectual receipts for any dividend or other moneys payable on or in respect of the Share.

113.
Any distribution payable in cash in respect of Shares may be paid by electronic funds transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any distributions payable in respect of the Shares held by them as joint holders.

114.
The Directors may declare that any dividend is paid wholly or partly by the distribution of specific assets and in particular of paid-up shares, debentures or debenture stock of any other company or in any one or more of such ways, and the Directors shall give effect to such resolution, and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient, and in particular may issue fractional certificates and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Shareholders upon the footing of the value so fixed in order to adjust the rights of all parties, and may vest any such specific assets in trustees as may seem expedient to the Directors.

115.
No dividend shall bear interest against the Company. All unclaimed dividends may be invested or otherwise made use of by the Directors for the benefit of the Company until claimed. Any dividend unclaimed by a Shareholder six (6) years after the dividend payment date shall revert to the Company.

CAPITALISATION OF PROFITS
116.
In respect of Articles 116(a) and 116(b), the Company may, upon the recommendation of the Directors, by Ordinary Resolution authorise the Directors, and in respect of Articles 116(c) and 116(d), the Directors may in their absolute discretion without the approval of the Shareholders resolve:

(a)
to capitalise any sum standing to the credit of any of the Company’s reserve accounts (including share premium account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution;

(b)
to appropriate such sums to Shareholders in the proportions in which such sum would have been divisible amongst them had the same been a distribution of profits by way of dividend and to apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid;

(c)
upon the occurrence of a Shareholder Earnout Event, to capitalise and appropriate such sums to the Shareholder Earnout Participants in the proportions and pursuant to the terms and conditions set forth in the Business Combination Agreement and to apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst the Shareholder Earnout Participants in the manner and in the proportion aforesaid; and

(d)
upon the occurrence of an Earnout Event, to capitalise and appropriate such sums to the Sponsor pursuant to the terms and conditions set forth in the Sponsor Letter Agreement and to apply such sum on its behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to the Sponsor in the manner aforesaid.

In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power to the Directors to make such provision as they think fit for the case of Shares becoming distributable in fractions (including provision whereby the benefit of fractional entitlements accrue to the Company rather than to the Shareholders concerned). The Directors may authorise any person to enter on behalf of all the Shareholders interested into an agreement with the Company providing for such capitalisation and matters incidental thereto and any agreement made under such authority shall be effective and binding on all concerned. Capitalised terms used and not otherwise defined in this Article 116 shall have the respective meanings ascribed to them in the Business Combination Agreement and the Sponsor Letter Agreement.
ACCOUNTS
117.
The books of account relating to the Company’s affairs shall be kept in accordance with the Act and otherwise in such manner as may be determined from time to time by the Company by Ordinary Resolution or failing such determination by the Directors of the Company.

118.
Subject to the requirements of applicable law and the Designated Stock Exchange Rules, the accounts relating to the Company’s affairs shall only be audited and such Auditors may be appointed if the Directors so determine and/or if required by any applicable law, rule, regulation or regulatory authority, in which case the accounting principles will be determined from time to time by the Company by Ordinary Resolution or failing such determination by the Directors. The financial year of the Company shall end on 31 December of each year or such other date as the Directors may determine.

WINDING UP
119.
If the Company shall be wound up, the liquidator may, with the sanction of a Special Resolution of the Company and any other sanction required by the Act, divide amongst the Shareholders in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may for such purpose set such value as such liquidator deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Shareholders or different classes of Shareholders. The liquidator may with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as the liquidator, with the like sanction, shall think fit, but so that no Shareholder shall be compelled to accept any Shares or other securities whereon there is any liability.

120.
If the Company shall be wound up and the assets available for distribution amongst the Shareholders as such shall be insufficient to repay the whole of the paid-up capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Shareholders in proportion to the capital paid up, or which ought to have been paid up, at the commencement of the winding up, on the Shares held by them respectively. And if in a winding up the assets available for distribution amongst the Shareholders shall be more than sufficient to repay the whole of the capital paid up at the commencement of the winding up, the excess shall be distributed amongst the Shareholders in proportion to the capital paid up at the commencement of the winding up on the Shares held by them respectively. This Article is to be without prejudice to the rights of the holders of Shares issued upon special terms and conditions.

NOTICES
121.	(a)	A notice may be given by the Company to any Shareholder either personally or by sending it by post, telex, telefax or email to such Shareholder or to such Shareholder’s registered address, or (if he has no registered address) to the address, if any, supplied by such Shareholder to the Company for the giving of notices to such Shareholder.
(b)
A notice may be given by the Company by placing it on the Company’s website or otherwise been notified to Shareholders should the Directors deem it appropriate.

(c)
Where a notice is sent by post, service of the notice shall be deemed to be effected by properly addressing, prepaying, and posting a letter containing the notice (by airmail if available) and to have been effected, in the case of a notice of a meeting at the expiration of three (3) days after it was posted.

(d)
Where a notice is sent by telex, telefax or email, service of the notice shall be deemed to be effected by properly addressing and sending such notice through the appropriate transmitting medium and to have been effected on the day the same is sent.

122.
If a Shareholder has no registered address and has not supplied to the Company an address for the giving of notice to such Shareholder, a notice addressed to such Shareholder and advertised in a newspaper circulating in the Cayman Islands shall be deemed to be duly given to such Shareholder at noon on the day following the day on which the newspaper is circulated and the advertisement appeared therein.

123.
A notice may be given by the Company to the joint holders of a Share by giving the notice to the joint holder named first in the Register of Members in respect of the Share.

124.
A notice may be given by the Company to the person entitled to a Share in consequence of the death or bankruptcy of a Shareholder by sending it through the post in a prepaid letter addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description, at the address, if any, supplied for the purpose by the persons claiming to be so entitled, or (until such an address has been so supplied) by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

125.
Notice of every general meeting shall be given in some manner hereinbefore authorized to:

(a)
every Shareholder entitled to vote except those Shareholders entitled to vote who (having no registered address) have not supplied to the Company an address for the giving of notices to them; and

(b)
every person entitled to a Share in consequence of the death or bankruptcy of a Shareholder, who, but for such Shareholder’s death or bankruptcy would be entitled to receive notice of the meeting.

No other persons shall be entitled to receive notices of general meetings.
RECORD DATE
126.
The Directors may fix in advance a date as the record date for any determination of Shareholders entitled to notice of or to vote at a meeting of the Shareholders and, for the purpose of determining the Shareholders entitled to receive payment of any dividend, the Directors may, at or within ninety (90) days prior to the date of the declaration of such dividend, fix a subsequent date as the record date for such determination.

AMENDMENT OF MEMORANDUM AND ARTICLES
127.
Subject to and insofar as permitted by the provisions of the Act and these Articles, the Company may from time to time by Special Resolution alter or amend its Memorandum of Association or these Articles in whole or in part; provided however that no such amendment shall affect the rights attaching to any class of Shares without the consent or sanction provided for in Article 12.

ORGANISATION EXPENSES
128.
The preliminary and organisation expenses incurred in forming the Company shall be paid by the

Company and may be amortised in such manner and over such period of time and at such rate as the Directors shall determine and the amount so paid shall in the accounts of the Company, be charged against income and/or capital.
OFFICES OF THE COMPANY
129.
The Registered Office of the Company shall be at such address in the Cayman Islands as the Directors shall from time to time determine. The Company, in addition to its Registered Office, may establish and maintain an office in the Cayman Islands or elsewhere as the Directors may from time to time determine.

INDEMNITY
130.
Every Director and Officer for the time being of the Company or any trustee for the time being acting in relation to the affairs of the Company and their respective heirs, executors, administrators, personal representatives or successors or assigns shall, in the absence of wilful neglect or default, be indemnified by the Company against, and it shall be the duty of the Directors out of the funds and other assets of the Company to pay, all costs, losses, damages and expenses, including travelling expenses, which any such Director, Officer or trustee may incur or become liable in respect of by reason of any contract entered into, or act or thing done by such person as such Director, Officer or trustee or in any way in or about the execution of such person’s duties and the amount for which such indemnity is provided shall immediately attach as a lien on the property of the Company and have priority as between the Shareholders over all other claims. No such Director, Officer or trustee shall be liable or answerable for the acts, receipts, neglects or defaults of any other Director, Officer or trustee or for joining in any receipt or other act for conformity or for any loss or expense happening to the Company through the insufficiency or deficiency of any security in or upon which any of the monies of the Company shall be invested or for any loss of any of the moneys of the Company which shall be invested or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person with whom any monies, securities or effects shall be deposited, or for any other loss, damage or misfortune whatsoever which shall happen in or about the execution of the duties of such person’s respective office or trust or in relation thereto unless the same happen through such person’s own wilful neglect or default.

REDEMPTION, PURCHASE AND SURRENDER OF SHARES
131.
Subject to the Act, the Company may:

(a)
issue Shares on terms that they are to be redeemed or are liable to be redeemed at the option of the Company or the Shareholders on such terms and in such manner as the Directors may determine;

(b)
purchase its own Shares (including any redeemable Shares) on such terms and in such manner as the Directors may determine;

(c)
make a payment in respect of the redemption or purchase of its own Shares in any manner authorized by the Act, including out of its capital; and

(d)
accept the surrender for no consideration of any paid up Share (including any redeemable Share) on such terms and in such manner as the Directors may determine.

132.
Any Share in respect of which notice of redemption has been given shall not be entitled to participate in the profits of the Company in respect of the period after the date specified as the date of redemption in the notice of redemption.

133.
The redemption, purchase or surrender of any Share shall not be deemed to give rise to the redemption, purchase or surrender of any other Share.

134.
The Directors may when making payments in respect of redemption or purchase of Shares, if authorized by the terms of issue of the Shares being redeemed or purchased or with the agreement of the holder of such Shares, make such payment either in cash or in specie including, without limitation, interests in a special purpose vehicle holding assets of the Company or holding entitlement to the proceeds of assets held by the Company or in a liquidating structure.

DISCLOSURE
135.
The Directors, or any authorized service providers (including the Officers, the Secretary and the registered office provider of the Company), shall be entitled to disclose to any third party any information regarding the affairs of the Company including, without limitation, information contained in the Register of Members and books of the Company if:

(a)
the Company or that person, as the case may be, is lawfully required to do so under the laws of any jurisdiction to which the Company is subject;

(b)
such disclosure is in compliance with the Designated Stock Exchange Rules;

(c)
such disclosure is in accordance with any contract entered into by the Company; and

(d)
the Directors are of the opinion such disclosure would assist or facilitate the Company’s operations.

MERGERS AND CONSOLIDATIONS
136.
The Company shall have the power to merge or consolidate with one or more other constituent companies (as defined in the Act) upon such terms as the Directors may determine and (to the extent required by the Act) with the approval of a Special Resolution.

EXCLUSIVE FORUM
137.
Unless the Company consents in writing to the selection of an alternative forum, to the fullest extent permitted by relevant law, the United States District Court for the Southern District of New York (or, if the United States District Court for the Southern District of New York lacks subject matter jurisdiction over a particular dispute, the state courts in New York County, New York) shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the United States Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, regardless of whether such legal suit, action, or proceeding also involves parties other than the Company.

138.
Unless the Company consents in writing to the selection of an alternative forum, the courts of the Cayman Islands shall have exclusive jurisdiction to hear, settle and/or determine any dispute, controversy or claim (including any non-contractual dispute, controversy or claim) whether arising out of or in connection with these Articles or otherwise, including any questions regarding their existence, validity, formation or termination. For the avoidance of doubt and without limiting the jurisdiction of the courts of the Cayman Islands to hear, settle and/or determine disputes related to the Company, the courts of the Cayman Islands shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Director, Officer or other employee of the Company to the Company or the Company’s Shareholders, (iii) any action or petition asserting a claim arising pursuant to any provision of the Act or these Articles including but not limited to any purchase or acquisition of Shares, securities or guarantee provided in consideration thereof, or (iv) any action asserting a claim against the Company concerning its internal affairs. This Article shall not apply to claims or causes of action brought to enforce a duty or liability created by the United States Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, or any other claim based on securities laws for which claim the federal district courts of the United States have exclusive jurisdiction.

139.
Any person or entity purchasing or otherwise acquiring any Share or other securities in the Company, or purchasing or otherwise acquiring depositary shares representing the Company’s shares issued pursuant to relevant deposit agreements, whether such acquisition be by transfer, sale, operation of law or otherwise, shall be deemed to have notice of, irrevocably agreed and consented to the provisions of this Article and Articles 137 and 138 above. Without prejudice to the foregoing, if any part of this Article and Articles 137 and 138 are held to be illegal, invalid or unenforceable under applicable law, the legality, validity or enforceability of the rest of these Articles shall not be affected nor be impaired and this Article, Article 137 and/or Article 138 shall be interpreted and construed to the maximum extent possible to apply in the relevant jurisdiction with whatever modification or deletion as may be necessary so as best to give effect to the intention of the Company.

ANNEX C
FORM OF FIRST PLAN OF MERGER
THIS PLAN OF MERGER is made on [date], 2022.
BETWEEN
(1)
Beauty Corp., an exempted company incorporated under the laws of the Cayman Islands on November 3, 2021, with its registered office situated at the office of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (“Merger Sub 1”); and

(2)
Provident Acquisition Corp., an exempted company incorporated under the laws of the Cayman Islands on October 21, 2020, with its registered office situated at the office of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (“PAQC” or the “First Merger Surviving Company” and together with Merger Sub 1, the “Constituent Companies”).

WHEREAS
(a)
Merger Sub 1 and PAQC have agreed to merge (the “First Merger”) on the terms and conditions contained or referred to in an Agreement and Plan of Merger (the “Agreement”), dated as of [date], 2022, between PAQC, the Company, Merger Sub 1 and Fashion Corp. (“Merger Sub 2”), a copy of which is attached as Appendix I to this Plan of Merger and under the provisions of Part XVI of the Companies Act (As Revised) of the Cayman Islands (the “Cayman Islands Companies Act”), pursuant to which (i) Merger Sub 1 will merge with and into PAQC and cease to exist, and the First Merger Surviving Company will continue as the surviving company in the First Merger at the First Merger Effective Time and (ii) following the First Merger Effective Time, the First Merger Surviving Company will merge with and into Merger Sub 2 and cease to exist, and Merger Sub 2 will continue as the surviving company in the Second Merger at the Second Merger Effective Time.

(b)
This Plan of Merger is made in accordance with section 233 of the Cayman Islands Companies Act.

(c)
Terms used in this Plan of Merger and not otherwise defined in this Plan of Merger shall have the meanings given to them in the Agreement.

WITNESSETH
CONSTITUENT COMPANIES
1.   The constituent companies (as defined in the Cayman Islands Companies Act) to the First Merger are Merger Sub 1 and PAQC.
NAME OF THE SURVIVING COMPANY
2.   The surviving company (as defined in the Cayman Islands Companies Act) is the First Merger Surviving Company and its name shall be “Provident Acquisition Corp.”.
REGISTERED OFFICE
3.   The registered office of PAQC at the time of this Plan of Merger is at Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands. The registered office of Merger Sub 1 is at Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands. Following the effectiveness of the First Merger, the First Merger Surviving Company shall have its registered office at Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

AUTHORIZED AND ISSUED SHARE CAPITAL
4.   Immediately prior to the First Merger Effective Time (as defined below), the authorized share capital of Merger Sub 1 was US$50,000  divided into 500,000 ordinary shares of US$0.10 par value per share (“Merger Sub 1 Shares”), of which one (1) Merger Sub 1 Share has been issued and fully paid.
5.   Immediately prior to the First Merger Effective Time, the authorized share capital of PAQC was US$22,100 divided into (a) 200,000,000 Class A ordinary shares of a par value of US$0.0001 each (“PAQC Class A Ordinary Shares”), of which 23,000,000 PAQC Class A Ordinary Shares have been issued and fully paid; (b) 20,000,000 Class B ordinary shares of a par value of US$0.0001 each (“PAQC Class B Ordinary Shares”), of which 5,750,000 PAQC Class B Ordinary Shares have been issued and fully paid and (c) 1,000,000 preference shares of a par value of US$0.0001 each, of which no preference shares have been issued and fully paid.
6.   At the First Merger Effective Time, the authorized share capital of the First Merger Surviving Company shall be US$50,000 divided into 500,000 ordinary shares of US$0.10 par value per share (the “First Merger Surviving Company Shares”).
7.   At the First Merger Effective Time, and in accordance with the terms and conditions of the Agreement:
(a)
Each PAQC Class A Ordinary Share that is issued and outstanding immediately prior to the First Merger Effective Time (other than the PAQC Dissenting Share) shall be cancelled in exchange for the right to receive one (1) Company Class A Ordinary Share (the aggregate number of Company Class A Ordinary Shares thus issued to all holders of PAQC Class A Ordinary Shares (other than the holders of the PAQC Dissenting Shares) in connection with the First Merger is referred to herein as the “Company Exchange Shares”). A certain portion of the Company Exchange Shares held by the Sponsor shall be subject to surrender immediately after, and contingent upon, the closing of the transactions contemplated under the Agreement, pursuant to the Sponsor Letter Agreement. From and after the First Merger Effective Time, all PAQC Ordinary Shares shall no longer be outstanding and shall be cancelled and cease to exist, and each holder of PAQC Ordinary Shares (other than the PAQC Dissenting Shares) shall thereafter cease to have any rights with respect thereto, except for the right to receive the consideration set forth in Section 3.06(a)(i) of the Agreement.

(b)
Each PAQC Dissenting Share that is issued and outstanding immediately prior to the First Merger Effective Time shall be cancelled and cease to exist in accordance with the procedures set out in section 238 of the Cayman Islands Companies Act, and shall represent only the right to receive the applicable payment set forth in Section 4.03 of the Agreement.

(c)
Each PAQC Warrant that is outstanding and unexercised immediately prior to the First Merger Effective Time shall thereupon be converted into and become the right to receive a Company Warrant, which shall be on the same terms and conditions as the applicable PAQC Warrant. At or prior to the First Merger Effective Time, the Company shall take all corporate actions necessary to reserve for future issuance, and shall maintain such reservations for so long as any of the Company Exchange Warrants remain outstanding, a sufficient number of Company Class A Ordinary Shares for delivery upon the exercise of such Company Exchange Warrants. As of the First Merger Effective Time, all PAQC Warrants shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of PAQC Warrants shall thereafter cease to have any rights with respect thereto, except the right to receive the consideration set forth in Section 3.06(a)(ii) of the Agreement.

(d)
At the First Merger Effective Time, by virtue of the First Merger and without any action on the part of PAQC, the Company, Merger Sub 1 or any holder of PAQC Ordinary Shares or PAQC Warrants, each Merger Sub 1 Share issued and outstanding immediately prior to the First Merger Effective Time shall be converted into and become one (1) validly issued, fully paid and non-assessable First Merger Surviving Company Share. Such First Merger Surviving Company Share shall constitute the only issued and outstanding share capital of the First Merger Surviving Company upon the First Merger Effective Time.

8.   At the First Merger Effective Time, the rights and restrictions attaching to First Merger Surviving Company Shares are set out in the Memorandum and Articles of Association of the First Merger Surviving Company attached as Appendix II to this Plan of Merger.
EFFECTIVE TIME
9.   The Merger shall take effect at 9:00 a.m. on [date] (Cayman Islands time) (the “First Merger Effective Time”).
PROPERTY
10.   At the First Merger Effective Time, the rights, property of every description including choses in action, and the business, undertaking, goodwill, benefits, immunities and privileges of each of the Constituent Companies shall immediately vest in the First Merger Surviving Company which shall be liable for and subject, in the same manner as the Constituent Companies, to all mortgages, charges, or security interests and all contracts, obligations, claims, debts and liabilities of each of the Constituent Companies.
MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION
11.   From the First Merger Effective Time, the memorandum and articles of association of the First Merger Surviving Company shall be the memorandum and articles of association attached as Appendix II to this Plan of Merger, being the memorandum and articles of association of Merger Sub 1 in effect immediately prior to the First Merger Effective Time.
DIRECTORS BENEFITS
12.   No amounts or benefits are or shall be paid or payable to any director(s) of either of the Constituent Companies consequent upon the Merger becoming effective.
DIRECTORS OF THE SURVIVING COMPANY
13.   The names and addresses of the directors of the First Merger Surviving Company are as follows:
NAME	ADDRESS
Alice H. Chang	4F.,No.65, Minchiuan RD., Shindian City, New Taipei City 231, Taiwan
SECURED CREDITORS
14.   Neither of the Constituent Companies has any secured creditors and neither Constituent Company has granted any fixed or floating security interests that are outstanding as at the date of this Plan of Merger.
RIGHT OF TERMINATION
15.   This Plan of Merger may be terminated or amended pursuant to the terms and conditions of the Agreement at any time prior to the First Merger Effective Time.
AMENDMENTS
16.   At any time prior to the First Merger Effective Time, this Plan of Merger may be amended by the board of directors of both the PAQC and Merger Sub 1 in accordance with section 235(1) of the Cayman Islands Companies Act, including to effect any changes to this Plan of Merger which the directors of both the First Merger Surviving Company and Merger Sub 1 deem advisable, provided that such changes do not materially adversely affect any rights of the shareholders of the First Merger Surviving Company or Merger Sub 1, as determined by the directors of both the First Merger Surviving Company and Merger Sub 1, respectively.
APPROVAL AND AUTHORIZATION
17.   This Plan of Merger has been approved by the board of directors of each of Merger Sub 1 and PAQC pursuant to section 233(3) of the Cayman Islands Companies Act.

18.   This Plan of Merger has been authorized by the shareholders of each of Merger Sub 1 and PAQC pursuant to section 233(6) of the Cayman Islands Companies Act.
COUNTERPARTS
19.   This Plan of Merger may be executed and delivered (including by email of PDF or scanned versions or by facsimile transmission) in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.
GOVERNING LAW
20.   This Plan of Merger shall be governed by and construed in accordance with the laws of the Cayman Islands.
[Signature pages follow.]

For and on behalf of Beauty Corp.

Name:
Alice H. Chang

Title:
Director

[Signature Page to First Plan of Merger]

For and on behalf of Provident Acquisition Corp.

Name:
Michael Aw Soon Beng

Title:
Director

[Signature Page to First Plan of Merger]

ANNEX D
THE COMPANIES LAW (2020 REVISION)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
PROVIDENT ACQUISITION CORP.
(ADOPTED BY SPECIAL RESOLUTION DATED JANUARY 5, 2021 AND EFFECTIVE ON JANUARY 7, 2021)

THE COMPANIES LAW (2020 REVISION)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION
OF
PROVIDENT ACQUISITION CORP.
(ADOPTED BY SPECIAL RESOLUTION DATED JANUARY 5, 2021 AND EFFECTIVE ON JANUARY 7, 2021)
1
The name of the Company is Provident Acquisition Corp.

2
The Registered Office of the Company shall be at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, or at such other place within the Cayman Islands as the Directors may decide.

3
The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the laws of the Cayman Islands.

4
The liability of each Member is limited to the amount unpaid on such Member’s shares.

5
The share capital of the Company is US$22,100 divided into 200,000,000 Class A ordinary shares of a par value of US$0.0001 each, 20,000,000 Class B ordinary shares of a par value of US$0.0001 each and 1,000,000 preference shares of a par value of US$0.0001 each.

6
The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

7
Capitalised terms that are not defined in this Amended and Restated Memorandum of Association bear the respective meanings given to them in the Amended and Restated Articles of Association of the Company.

THE COMPANIES LAW (2020 REVISION)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
AMENDED AND RESTATED
ARTICLES OF ASSOCIATION
OF
PROVIDENT ACQUISITION CORP.
(ADOPTED BY SPECIAL RESOLUTION DATED JANUARY 5, 2021 AND EFFECTIVE ON JANUARY 7, 2021)
1
Interpretation

1.1
In the Articles Table A in the First Schedule to the Statute does not apply and, unless there is something in the subject or context inconsistent therewith:

“Affiliate”	in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.
“Applicable Law”	means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.
“Articles”	means these amended and restated articles of association of the Company.
“Audit Committee”	means the audit committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.
“Auditor”	means the person for the time being performing the duties of auditor of the Company (if any).
“Business Combination”	means a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (the “target business”), which Business Combination: (a) as long as the securities of the Company are listed on the Nasdaq, must occur with one or more target businesses that together have an aggregate fair market value of at least 80 per cent of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the signing of the definitive agreement to enter into such Business Combination; and (b) must not be solely effectuated with another blank cheque company or a similar company with nominal operations.

“business day”	means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.
“Clearing House”	means a clearing house recognized by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.
“Class A Share”	means a Class A ordinary share of a par value of US$0.0001 in the share capital of the Company.
“Class B Share”	means a Class B ordinary share of a par value of US$0.0001 in the share capital of the Company.
“Company”	means the above named company.
“Company’s Website”	means the website of the Company and/or its web-address or domain name (if any).
“Compensation Committee”	means the compensation committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.
“Designated Stock Exchange”	means any United States national securities exchange on which the securities of the Company are listed for trading, including the Nasdaq.
“Directors”	means the directors for the time being of the Company.
“Dividend”	means any dividend (whether interim or final) resolved to be paid on Shares pursuant to the Articles.
“Electronic Communication”	means a communication sent by electronic means, including electronic posting to the Company’s Website, transmission to any number, address or internet website (including the website of the Securities and Exchange Commission) or other electronic delivery methods as otherwise decided and approved by the Directors.
“Electronic Record”	has the same meaning as in the Electronic Transactions Law.
“Electronic Transactions Law”	means the Electronic Transactions Law (2003 Revision) of the Cayman Islands.
“Equity-linked Securities”	means any debt or equity securities that are convertible, exercisable or exchangeable for Class A Shares issued in a financing transaction in connection with a Business Combination, including but not limited to a private placement of equity or debt.
“Exchange Act”	means the United States Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.
“Founders”	means all Members immediately prior to the consummation of the IPO.
“Independent Director”	has the same meaning as in the rules and regulations of the Designated Stock Exchange or in Rule 10A-3 under the Exchange Act, as the case may be.
“IPO”	means the Company’s initial public offering of securities.
“Member”	has the same meaning as in the Statute.
“Memorandum”	means the amended and restated memorandum of association of the Company.
“Nasdaq”	means the Nasdaq Capital Market.
“Nominating and Corporate Governance Committee”	means the nominating and corporate governance committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

“Officer”	means a person appointed to hold an office in the Company.
“Ordinary Resolution”	means a resolution passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution. In computing the majority when a poll is demanded regard shall be had to the number of votes to which each Member is entitled by the Articles.
“Over-Allotment Option”	means the option of the Underwriters to purchase up to an additional 15 per cent of the firm units (as described in the Articles) issued in the IPO at a price equal to US$10 per unit, less underwriting discounts and commissions.
“Preference Share”	means a preference share of a par value of US$0.0001 in the share capital of the Company.
“Public Share”	means a Class A Share issued as part of the units (as described in the Articles) issued in the IPO.
“Redemption Notice”	means a notice in a form approved by the Company by which a holder of Public Shares is entitled to require the Company to redeem its Public Shares, subject to any conditions contained therein.
“Register of Members”	means the register of Members maintained in accordance with the Statute and includes (except where otherwise stated) any branch or duplicate register of Members.
“Registered Office”	means the registered office for the time being of the Company.
“Representative”	means a representative of the Underwriters.
“Seal”	means the common seal of the Company and includes every duplicate seal.
“Securities and Exchange Commission”	means the United States Securities and Exchange Commission.
“Share”	means a Class A Share, a Class B Share, or a Preference Share and includes a fraction of a share in the Company.
“Special Resolution”	subject to Article 29.4, has the same meaning as in the Statute, and includes a unanimous written resolution.
“Sponsor”	means Provident Acquisition Holdings Ltd. a Cayman Islands exempted company, and its successors or assigns.
“Statute”	means the Companies Law (2020 Revision) of the Cayman Islands.
“Treasury Share”	means a Share held in the name of the Company as a treasury share in accordance with the Statute.
“Trust Account”	means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, will be deposited.
“Underwriter”	means an underwriter of the IPO from time to time and any successor underwriter.

1.2
In the Articles:

(a)
words importing the singular number include the plural number and vice versa;

(b)
words importing the masculine gender include the feminine gender;

(c)
words importing persons include corporations as well as any other legal or natural person;

(d)
“written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

(e)
“shall” shall be construed as imperative and “may” shall be construed as permissive;

(f)
references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;

(g)
any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)
the term “and/or” is used herein to mean both “and” as well as “or.” The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others. The term “or” shall not be interpreted to be exclusive and the term “and” shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);

(i)
headings are inserted for reference only and shall be ignored in construing the Articles;

(j)
any requirements as to delivery under the Articles include delivery in the form of an Electronic Record;

(k)
any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Law;

(l)
sections 8 and 19(3) of the Electronic Transactions Law shall not apply;

(m)
the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect; and

(n)
the term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

2
Commencement of Business

2.1
The business of the Company may be commenced as soon after incorporation of the Company as the Directors shall see fit.

2.2
The Directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

3
Issue of Shares and other Securities

3.1
Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividends or other distributions, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Statute and the Articles) vary such rights, save that the Directors shall not allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) to the extent that it may affect the ability of the Company to carry out a Class B Share Conversion set out in the Articles.

3.2
The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company on such terms as the Directors may from time to time determine.

3.3
The Company may issue units of securities in the Company, which may be comprised of whole or fractional Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO unless the Representative(s) determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K with the Securities and Exchange Commission and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.
3.4
The Company shall not issue Shares to bearer.

4
Register of Members

4.1
The Company shall maintain or cause to be maintained the Register of Members in accordance with the Statute.

4.2
The Directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Statute. The Directors may also determine which register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

5
Closing Register of Members or Fixing Record Date

5.1
For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose, the Directors may, after notice has been given by advertisement in an appointed newspaper or any other newspaper or by any other means in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days.

5.2
In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose.

5.3
If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Dividend or other distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Dividend or other distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

6
Certificates for Shares

6.1
A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other person authorized by the Directors. The Directors may authorise certificates to be issued with the authorized signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and, subject to the Articles, no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.

6.2
The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

6.3
If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.

6.4
Every share certificate sent in accordance with the Articles will be sent at the risk of the Member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

6.5
Share certificates shall be issued within the relevant time limit as prescribed by the Statute, if applicable, or as the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law may from time to time determine, whichever is shorter, after the allotment or, except in the case of a Share transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgement of a Share transfer with the Company.

7
Transfer of Shares

7.1
Subject to the terms of the Articles, any Member may transfer all or any of his Shares by an instrument of transfer provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. If the Shares in question were issued in conjunction with rights, options or warrants issued pursuant to the Articles on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant.

7.2
The instrument of transfer of any Share shall be in writing in the usual or common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the Directors and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee) and may be under hand or, if the transferor or transferee is a Clearing House or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.

8
Redemption, Repurchase and Surrender of Shares

8.1
Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of such Shares, except Public Shares, shall be effected in such manner and upon such other terms as the Company may, by Special Resolution, determine before the issue of such Shares. With respect to redeeming or repurchasing the Shares:

(a)
Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in the Business Combination Article hereof;

(b)
Class B Shares held by the Sponsor shall be surrendered by the Sponsor for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the total number of Class B Shares outstanding after the IPO will equal 20 per cent of the Company’s issued Shares immediately after the IPO; and

(c)
Public Shares shall be repurchased by way of tender offer in the circumstances set out in the Business Combination Article hereof.

8.2
Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member. For the avoidance of doubt, redemptions, repurchases and surrenders of Shares in the circumstances described in the Article above shall not require further approval of the Members.
8.3
The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.

8.4
The Directors may accept the surrender for no consideration of any fully paid Share.

9
Treasury Shares

9.1
The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

9.2
The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

10
Variation of Rights of Shares

10.1
Subject to Article 3.1, if at any time the share capital of the Company is divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two thirds of the issued Shares of that class (other than with respect to a waiver of the provisions of the Class B Share Conversion Article hereof, which as stated therein shall only require the consent in writing of the holders of a majority of the issued Shares of that class), or with the approval of a resolution passed by a majority of not less than two thirds of the votes cast at a separate meeting of the holders of the Shares of that class. For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of the Articles relating to general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one person holding or representing by proxy at least one third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll.

10.2
For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

10.3
The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith or Shares issued with preferred or other rights.

11
Commission on Sale of Shares

The Company may, in so far as the Statute permits, pay a commission to any person in consideration of his subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.
12
Non Recognition of Trusts

The Company shall not be bound by or compelled to recognize in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles or the Statute) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder.
13
Lien on Shares

13.1
The Company shall have a first and paramount lien on all Shares (whether fully paid-up or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or his estate, either alone or jointly with any other person, whether a Member or not, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such Share shall operate as a waiver of the Company’s lien thereon. The Company’s lien on a Share shall also extend to any amount payable in respect of that Share.

13.2
The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, if a sum in respect of which the lien exists is presently payable, and is not paid within fourteen clear days after notice has been received or deemed to have been received by the holder of the Shares, or to the person entitled to it in consequence of the death or bankruptcy of the holder, demanding payment and stating that if the notice is not complied with the Shares may be sold.

13.3
To give effect to any such sale the Directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The purchaser or his nominee shall be registered as the holder of the Shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the sale or the exercise of the Company’s power of sale under the Articles.

13.4
The net proceeds of such sale after payment of costs, shall be applied in payment of such part of the amount in respect of which the lien exists as is presently payable and any balance shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the person entitled to the Shares at the date of the sale.

14
Call on Shares

14.1
Subject to the terms of the allotment and issue of any Shares, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares (whether in respect of par value or premium), and each Member shall (subject to receiving at least fourteen clear days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on the Shares. A call may be revoked or postponed, in whole or in part, as the Directors may determine. A call may be required to be paid by instalments. A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the Shares in respect of which the call was made.

14.2
A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

14.3
The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

14.4
If a call remains unpaid after it has become due and payable, the person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at such rate as the Directors may determine (and in addition all expenses that have been incurred by the Company by reason of such non-payment), but the Directors may waive payment of the interest or expenses wholly or in part.

14.5
An amount payable in respect of a Share on issue or allotment or at any fixed date, whether on account of the par value of the Share or premium or otherwise, shall be deemed to be a call and if it is not paid all the provisions of the Articles shall apply as if that amount had become due and payable by virtue of a call.

14.6
The Directors may issue Shares with different terms as to the amount and times of payment of calls, or the interest to be paid.

14.7
The Directors may, if they think fit, receive an amount from any Member willing to advance all or any part of the monies uncalled and unpaid upon any Shares held by him, and may (until the amount would otherwise become payable) pay interest at such rate as may be agreed upon between the Directors and the Member paying such amount in advance.

14.8
No such amount paid in advance of calls shall entitle the Member paying such amount to any portion of a Dividend or other distribution payable in respect of any period prior to the date upon which such amount would, but for such payment, become payable.

15
Forfeiture of Shares

15.1
If a call or instalment of a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than fourteen clear days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment. The notice shall specify where payment is to be made and shall state that if the notice is not complied with the Shares in respect of which the call was made will be liable to be forfeited.

15.2
If the notice is not complied with, any Share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Directors. Such forfeiture shall include all Dividends, other distributions or other monies payable in respect of the forfeited Share and not paid before the forfeiture.

15.3
A forfeited Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal a forfeited Share is to be transferred to any person the Directors may authorise some person to execute an instrument of transfer of the Share in favour of that person.

15.4
A person any of whose Shares have been forfeited shall cease to be a Member in respect of them and shall surrender to the Company for cancellation the certificate for the Shares forfeited and shall remain liable to pay to the Company all monies which at the date of forfeiture were payable by him to the Company in respect of those Shares together with interest at such rate as the Directors may determine, but his liability shall cease if and when the Company shall have received payment in full of all monies due and payable by him in respect of those Shares.

15.5
A certificate in writing under the hand of one Director or Officer that a Share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the Share. The certificate shall (subject to the execution of an instrument of transfer) constitute a good title to the Share and the person to whom the Share is sold or otherwise disposed of shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

15.6
The provisions of the Articles as to forfeiture shall apply in the case of non payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the par value of the Share or by way of premium as if it had been payable by virtue of a call duly made and notified.

16
Transmission of Shares

16.1
If a Member dies, the survivor or survivors (where he was a joint holder), or his legal personal representatives (where he was a sole holder), shall be the only persons recognized by the Company as having any title to his Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which he was a joint or sole holder.

16.2
Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by him to the Company, either to become the holder of such Share or to have some person nominated by him registered as the holder of such Share. If he elects to have another person registered as the holder of such Share he shall sign an instrument of transfer of that Share to that person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution, as the case may be.
16.3
A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Dividends, other distributions and other advantages to which he would be entitled if he were the holder of such Share. However, he shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered himself or to have some person nominated by him be registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within ninety days of being received or deemed to be received (as determined pursuant to the Articles), the Directors may thereafter withhold payment of all Dividends, other distributions, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

17
Class B Share Conversion

17.1
The rights attaching to the Class A Shares and Class B Shares shall rank pari passu in all respects, and the Class A Shares and Class B Shares shall vote together as a single class on all matters (subject to the Variation of Rights of Shares Article and the Appointment and Removal of Directors Article hereof) with the exception that the holder of a Class B Share shall have the conversion rights referred to in this Article.

17.2
Class B Shares shall convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”) automatically on the day of the closing of a Business Combination.

17.3
Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Shares or any other Equity-linked Securities, are issued, or deemed issued, by the Company in excess of the amounts offered in the IPO and related to the closing of a Business Combination, all Class B Shares in issue shall automatically convert into Class A Shares at the time of the closing of a Business Combination at a ratio for which the Class B Shares shall convert into Class A Shares will be adjusted (unless the holders of a majority of the Class B Shares in issue agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, on an as-converted basis, in the aggregate, 20 per cent of the sum of (a) the total number of Class A Shares issued and outstanding upon completion of the IPO (including any Class A Shares issued pursuant to the Over Allotment Option and excluding any Class A underlying the private placement warrants issued to the Sponsor), plus (b) the total number of Class A Shares issuable upon conversion of the Class B Shares issued and outstanding upon the completion of the IPO, plus (c) the total number of Class A Shares issued, or deemed issued or issuable upon conversion or exercise of any Equity-linked Securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination (including the forward purchase shares but not the forward purchase warrants), excluding any Class A Shares or Equity-linked Securities exercisable for or convertible into Class A Shares issued, or to be issued, to any seller in the initial Business Combination and any private placement warrants issued to our sponsor, officers or directors upon conversion of working capital loans made to the Company, minus (d) the number of Class A Shares redeemed by public shareholders in connection with a Business Combination; provided that such conversion of Class A Shares shall never be less than the Initial Conversion Ratio.

17.4
Notwithstanding anything to the contrary contained herein, the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional Class A

Shares or Equity-linked Securities by the written consent or agreement of holders of a majority of the Class B Shares then in issue consenting or agreeing separately as a separate class in the manner provided in the Variation of Rights of Shares Article hereof.
17.5
The foregoing conversion ratio shall also be adjusted to account for any subdivision (by share split, subdivision, exchange, capitalisation, rights issue, reclassification, recapitalisation or otherwise) or combination (by reverse share split, share consolidation, exchange, reclassification, recapitalisation or otherwise) or similar reclassification or recapitalisation of the Class A Shares in issue into a greater or lesser number of shares occurring after the original filing of the Articles without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalisation of the Class B Shares in issue.

17.6
Each Class B Share shall convert into its pro rata number of Class A Shares pursuant to this Article. The pro rata share for each holder of Class B Shares will be determined as follows: each Class B Share shall convert into such number of Class A Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the Class B Shares in issue shall be converted pursuant to this Article and the denominator of which shall be the total number of Class B Shares in issue at the time of conversion.

17.7
References in this Article to “converted”, “conversion” or “exchange” shall mean the compulsory redemption without notice of Class B Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Shares into which the Class B Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par. The Class A Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.

17.8
Notwithstanding anything to the contrary in this Article, in no event may any Class B Share convert into Class A Shares at a ratio that is less than one-for-one.

18
Amendments of Memorandum and Articles of Association and Alteration of Capital

18.1
The Company may by Ordinary Resolution:

(a)
increase its share capital by such sum as the Ordinary Resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;

(b)
consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)
convert all or any of its paid-up Shares into stock, and reconvert that stock into paid-up Shares of any denomination;

(d)
by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and

(e)
cancel any Shares that at the date of the passing of the Ordinary Resolution have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the Shares so cancelled.

18.2
All new Shares created in accordance with the provisions of the preceding Article shall be subject to the same provisions of the Articles with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

18.3
Subject to the provisions of the Statute, the provisions of the Articles as regards the matters to be dealt with by Ordinary Resolution and Article 29.4, the Company may by Special Resolution:

(a)
change its name;

(b)
alter or add to the Articles;

(c)
alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and

(d)
reduce its share capital or any capital redemption reserve fund.

19
Offices and Places of Business

Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of its Registered Office. The Company may, in addition to its Registered Office, maintain such other offices or places of business as the Directors determine.
20
General Meetings

20.1
All general meetings other than annual general meetings shall be called extraordinary general meetings.

20.2
The Company may, but shall not (unless required by the Statute) be obliged to, in each year hold a general meeting as its annual general meeting, and shall specify the meeting as such in the notices calling it. Any annual general meeting shall be held at such time and place as the Directors shall appoint. At these meetings the report of the Directors (if any) shall be presented.

20.3
The Directors, the chief executive officer or the chairman of the board of Directors may call general meetings, and they shall on a Members’ requisition forthwith proceed to convene an extraordinary general meeting of the Company.

20.4
A Members’ requisition is a requisition of Members holding at the date of deposit of the requisition not less than thirty per cent in par value of the issued Shares which as at that date carry the right to vote at general meetings of the Company.

20.5
The Members’ requisition must state the objects of the meeting and must be signed by the requisitionists and deposited at the Registered Office, and may consist of several documents in like form each signed by one or more requisitionists.

20.6
If there are no Directors as at the date of the deposit of the Members’ requisition or if the Directors do not within twenty-one days from the date of the deposit of the Members’ requisition duly proceed to convene a general meeting to be held within a further twenty-one days, the requisitionists, or any of them representing more than one-half of the total voting rights of all of the requisitionists, may themselves convene a general meeting, but any meeting so convened shall be held no later than the day which falls three months after the expiration of the said twenty-one day period.

20.7
A general meeting convened as aforesaid by requisitionists shall be convened in the same manner as nearly as possible as that in which general meetings are to be convened by Directors.

20.8
Members seeking to bring business before the annual general meeting or to nominate candidates for appointment as Directors at the annual general meeting must deliver notice to the principal executive offices of the Company not less than 120 calendar days before the date of the Company’s proxy statement released to Members in connection with the previous year’s annual general meeting or, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the board of Directors with such deadline being a reasonable time before the Company begins to print and send its related proxy materials.

21
Notice of General Meetings

21.1
At least five clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:
(a)
in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

(b)
in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than ninety-five per cent in par value of the Shares giving that right.

21.2
The accidental omission to give notice of a general meeting to, or the non receipt of notice of a general meeting by, any person entitled to receive such notice shall not invalidate the proceedings of that general meeting.

22
Proceedings at General Meetings

22.1
No business shall be transacted at any general meeting unless a quorum is present. The holders of a majority of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

22.2
A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.

22.3
A resolution (including a Special Resolution) in writing (in one or more counterparts) signed by or on behalf of all of the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations or other non-natural persons, signed by their duly authorized representatives) shall be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held.

22.4
If a quorum is not present within half an hour from the time appointed for the meeting to commence, the meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the Members present shall be a quorum.

22.5
The Directors may, at any time prior to the time appointed for the meeting to commence, appoint any person to act as chairman of a general meeting of the Company or, if the Directors do not make any such appointment, the chairman, if any, of the board of Directors shall preside as chairman at such general meeting. If there is no such chairman, or if he shall not be present within fifteen minutes after the time appointed for the meeting to commence, or is unwilling to act, the Directors present shall elect one of their number to be chairman of the meeting.

22.6
If no Director is willing to act as chairman or if no Director is present within fifteen minutes after the time appointed for the meeting to commence, the Members present shall choose one of their number to be chairman of the meeting.

22.7
The chairman may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

22.8
When a general meeting is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of an adjourned meeting.

22.9
If, prior to a Business Combination, a notice is issued in respect of a general meeting and the Directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the Directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting.
22.10
When a general meeting is postponed for thirty (30) days or more, notice of the postponed meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of a postponed meeting. All proxy forms submitted for the original general meeting shall remain valid for the postponed meeting. The Directors may postpone a general meeting which has already been postponed.

22.11
A resolution put to the vote of the meeting shall be decided on a poll.

22.12
A poll shall be taken as the chairman directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.

22.13
A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such date, time and place as the chairman of the general meeting directs, and any business other than that upon which a poll has been demanded or is contingent thereon may proceed pending the taking of the poll.

22.14
In the case of an equality of votes the chairman shall be entitled to a second or casting vote.

23
Votes of Members

23.1
Subject to any rights or restrictions attached to any Shares, including as set out at Article 29.4, every Member present in any such manner shall have one vote for every Share of which he is the holder.

23.2
In the case of joint holders the vote of the senior holder who tenders a vote, whether in person or by proxy (or, in the case of a corporation or other non-natural person, by its duly authorized representative or proxy), shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members.

23.3
A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote by his committee, receiver, curator bonis, or other person on such Member’s behalf appointed by that court, and any such committee, receiver, curator bonis or other person may vote by proxy.

23.4
No person shall be entitled to vote at any general meeting unless he is registered as a Member on the record date for such meeting nor unless all calls or other monies then payable by him in respect of Shares have been paid.

23.5
No objection shall be raised as to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time in accordance with this Article shall be referred to the chairman whose decision shall be final and conclusive.

23.6
Votes may be cast either personally or by proxy (or in the case of a corporation or other non-natural person by its duly authorized representative or proxy). A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall specify the number of Shares in respect of which each proxy is entitled to exercise the related votes.

23.7
A Member holding more than one Share need not cast the votes in respect of his Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing him, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which he is appointed either for or against a resolution and/or abstain from voting a Share or some or all of the Shares in respect of which he is appointed.

24
Proxies

24.1
The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of his attorney duly authorized in writing, or, if the appointor is a corporation or other non natural person, under the hand of its duly authorized representative. A proxy need not be a Member.

24.2
The Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the instrument appointing a proxy shall be deposited physically at the Registered Office not less than 48 hours before the time appointed for the meeting or adjourned meeting to commence at which the person named in the instrument proposes to vote.

24.3
The chairman may in any event at his discretion declare that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted, or which has not been declared to have been duly deposited by the chairman, shall be invalid.

24.4
The instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.

24.5
Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company at the Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.

25
Corporate Members

25.1
Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorized shall be entitled to exercise the same powers on behalf of the corporation which he represents as the corporation could exercise if it were an individual Member.

25.2
If a Clearing House (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorized. Each person so authorized under the provisions of this Article shall be deemed to have been duly authorized without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the Clearing House (or its nominee(s)) as if such person was the registered holder of such Shares held by the Clearing House (or its nominee(s)).

26
Shares that May Not be Voted

Shares in the Company that are beneficially owned by the Company shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.
27
Directors

27.1
There shall be a board of Directors consisting of not less than one person provided however that the Company may by Ordinary Resolution increase or reduce the limits in the number of Directors.

27.2
The Directors shall be divided into three classes: Class I, Class II and Class III. The number of Directors in each class shall be as nearly equal as possible. Upon the adoption of the Articles, the existing Directors shall by resolution classify themselves as Class I, Class II or Class III Directors. The Class I Directors shall stand appointed for a term expiring at the Company’s first annual general meeting, the Class II Directors shall stand appointed for a term expiring at the Company’s second annual general meeting and the Class III Directors shall stand appointed for a term expiring at the Company’s third annual general meeting. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, Directors appointed to succeed those Directors whose terms expire shall be appointed for a term of office to expire at the third succeeding annual general meeting after their appointment. Except as the Statute or other Applicable Law may otherwise require, in the interim between annual general meetings or extraordinary general meetings called for the appointment of Directors and/or the removal of one or more Directors and the filling of any vacancy in that connection, additional Directors and any vacancies in the board of Directors, including unfilled vacancies resulting from the removal of Directors for cause, may be filled by the vote of a majority of the remaining Directors then in office, although less than a quorum (as defined in the Articles), or by the sole remaining Director. All Directors shall hold office until the expiration of their respective terms of office and until their successors shall have been appointed and qualified. A Director appointed to fill a vacancy resulting from the death, resignation or removal of a Director shall serve for the remainder of the full term of the Director whose death, resignation or removal shall have created such vacancy and until his successor shall have been appointed and qualified.

28
Powers of Directors

28.1
Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by Special Resolution, the business of the Company shall be managed by the Directors who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of Directors at which a quorum is present may exercise all powers exercisable by the Directors.

28.2
All cheques, promissory notes, drafts, bills of exchange and other negotiable or transferable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be in such manner as the Directors shall determine by resolution.

28.3
The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to his widow or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

28.4
The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

29
Appointment and Removal of Directors

29.1
Prior to the closing of a Business Combination, the Company may by Ordinary Resolution of the holders of the Class B Shares appoint any person to be a Director or may by Ordinary Resolution of the holders of the Class B Shares remove any Director. For the avoidance of doubt, prior to the closing of a Business Combination, holders of Class A Shares shall have no right to vote on the appointment or removal of any Director.

29.2
The Directors may appoint any person to be a Director, either to fill a vacancy or as an additional Director provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with the Articles as the maximum number of Directors.

29.3
After the closing of a Business Combination, the Company may by Ordinary Resolution appoint any person to be a Director or may by Ordinary Resolution remove any Director.

29.4
Prior to the closing of a Business Combination, Article 29.1 may only be amended by a Special Resolution passed by at least 90 per cent of such Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of which notice specifying the intention to propose the resolution as a special resolution has been given, or by way of unanimous written resolution.

30
Vacation of Office of Director

The office of a Director shall be vacated if:
(a)
the Director gives notice in writing to the Company that he resigns the office of Director; or

(b)
the Director absents himself (for the avoidance of doubt, without being represented by proxy) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and the Directors pass a resolution that he has by reason of such absence vacated office; or

(c)
the Director dies, becomes bankrupt or makes any arrangement or composition with his creditors generally; or

(d)
the Director is found to be or becomes of unsound mind; or

(e)
all of the other Directors (being not less than two in number) determine that he should be removed as a Director, either by a resolution passed by all of the other Directors at a meeting of the Directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other Directors.

31
Proceedings of Directors

31.1
The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be a majority of the Directors then in office.

31.2
Subject to the provisions of the Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairman shall have a second or casting vote.

31.3
A person may participate in a meeting of the Directors or any committee of Directors by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other at the same time. Participation by a person in a meeting in this manner is treated as presence in person at that meeting. Unless otherwise determined by the Directors, the meeting shall be deemed to be held at the place where the chairman is located at the start of the meeting.

31.4
A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of the Directors or, in the case of a resolution in writing relating to the removal of any Director or the vacation of office by any Director, all of the Directors other than the Director who is the subject of such resolution shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.

31.5
A Director may, or other Officer on the direction of a Director shall, call a meeting of the Directors by at least two days’ notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Members shall apply mutatis mutandis.

31.6
The continuing Directors (or a sole continuing Director, as the case may be) may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to the Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to be equal to such fixed number, or of summoning a general meeting of the Company, but for no other purpose.

31.7
The Directors may elect a chairman of their board and determine the period for which he is to hold office; but if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for the meeting to commence, the Directors present may choose one of their number to be chairman of the meeting.

31.8
All acts done by any meeting of the Directors or of a committee of the Directors shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director, and/or that they or any of them were disqualified, and/or had vacated their office and/or were not entitled to vote, be as valid as if every such person had been duly appointed and/or not disqualified to be a Director and/or had not vacated their office and/or had been entitled to vote, as the case may be.

31.9
A Director may be represented at any meetings of the board of Directors by a proxy appointed in writing by him. The proxy shall count towards the quorum and the vote of the proxy shall for all purposes be deemed to be that of the appointing Director.

32
Presumption of Assent

A Director who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the chairman or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favour of such action.
33
Directors’ Interests

33.1
A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

33.2
A Director may act by himself or by, through or on behalf of his firm in a professional capacity for the Company and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

33.3
A Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as a shareholder, a contracting party or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a director or officer of, or from his interest in, such other company.

33.4
No person shall be disqualified from the office of Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director shall be in any way interested be or be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by or arising in connection with any such contract or transaction by reason of such Director holding office or of the fiduciary relationship thereby established. A Director shall be at liberty to vote in respect of any contract or transaction in which he is interested provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by him at or prior to its consideration and any vote thereon.

33.5
A general notice that a Director is a shareholder, director, officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure for the purposes of voting on a resolution in respect of a contract or transaction in which he has an interest, and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

34
Minutes

The Directors shall cause minutes to be made in books kept for the purpose of recording all appointments of Officers made by the Directors, all proceedings at meetings of the Company or the holders of any class of Shares and of the Directors, and of committees of the Directors, including the names of the Directors present at each meeting.
35
Delegation of Directors’ Powers

35.1
The Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors (including, without limitation, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee). Any such delegation may be made subject to any conditions the Directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

35.2
The Directors may establish any committees, local boards or agencies or appoint any person to be a manager or agent for managing the affairs of the Company and may appoint any person to be a member of such committees, local boards or agencies. Any such appointment may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and any such appointment may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

35.3
The Directors may adopt formal written charters for committees. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the Directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, if established, shall consist of such number of Directors as the Directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law). For so long as any class of Shares is listed on the Designated Stock Exchange, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or other competent regulatory or otherwise Applicable Law.

35.4
The Directors may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.

35.5
The Directors may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorized signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorized signatories as the Directors may think fit and may also authorise any such attorney or authorized signatory to delegate all or any of the powers, authorities and discretions vested in him.

35.6
The Directors may appoint such Officers as they consider necessary on such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the Directors may think fit. Unless otherwise specified in the terms of his appointment an Officer may be removed by resolution of the Directors or Members. An Officer may vacate his office at any time if he gives notice in writing to the Company that he resigns his office.

36
No Minimum Shareholding

The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed a Director is not required to hold Shares.
37
Remuneration of Directors

37.1
The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine, provided that no cash remuneration shall be paid to any Director by the Company prior to the consummation of a Business Combination. The Directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

37.2
The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond his ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to his remuneration as a Director.

38
Seal

38.1
The Company may, if the Directors so determine, have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorized by the Directors. Every instrument to which the Seal has been affixed shall be signed by at least one person who shall be either a Director or some Officer or other person appointed by the Directors for the purpose.

38.2
The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a facsimile of the common Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

38.3
A Director or Officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over his signature alone to any document of the Company required to be authenticated by him under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

39
Dividends, Distributions and Reserve

39.1
Subject to the Statute and this Article and except as otherwise provided by the rights attached to any Shares, the Directors may resolve to pay Dividends and other distributions on Shares in issue and authorise payment of the Dividends or other distributions out of the funds of the Company lawfully available therefor. A Dividend shall be deemed to be an interim Dividend unless the terms of the resolution pursuant to which the Directors resolve to pay such Dividend specifically state that such Dividend shall be a final Dividend. No Dividend or other distribution shall be paid except out of the realised or unrealised profits of the Company, out of the share premium account or as otherwise permitted by law.

39.2
Except as otherwise provided by the rights attached to any Shares, all Dividends and other distributions shall be paid according to the par value of the Shares that a Member holds. If any Share is issued on terms providing that it shall rank for Dividend as from a particular date, that Share shall rank for Dividend accordingly.

39.3
The Directors may deduct from any Dividend or other distribution payable to any Member all sums of money (if any) then payable by him to the Company on account of calls or otherwise.

39.4
The Directors may resolve that any Dividend or other distribution be paid wholly or partly by the distribution of specific assets and in particular (but without limitation) by the distribution of shares, debentures, or securities of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional Shares and may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees in such manner as may seem expedient to the Directors.
39.5
Except as otherwise provided by the rights attached to any Shares, Dividends and other distributions may be paid in any currency. The Directors may determine the basis of conversion for any currency conversions that may be required and how any costs involved are to be met.

39.6
The Directors may, before resolving to pay any Dividend or other distribution, set aside such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the discretion of the Directors, be employed in the business of the Company.

39.7
Any Dividend, other distribution, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any Dividends, other distributions, bonuses, or other monies payable in respect of the Share held by them as joint holders.

39.8
No Dividend or other distribution shall bear interest against the Company.

39.9
Any Dividend or other distribution which cannot be paid to a Member and/or which remains unclaimed after six months from the date on which such Dividend or other distribution becomes payable may, in the discretion of the Directors, be paid into a separate account in the Company’s name, provided that the Company shall not be constituted as a trustee in respect of that account and the Dividend or other distribution shall remain as a debt due to the Member. Any Dividend or other distribution which remains unclaimed after a period of six years from the date on which such Dividend or other distribution becomes payable shall be forfeited and shall revert to the Company.

40
Capitalisation

The Directors may at any time capitalise any sum standing to the credit of any of the Company’s reserve accounts or funds (including the share premium account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution; appropriate such sum to Members in the proportions in which such sum would have been divisible amongst such Members had the same been a distribution of profits by way of Dividend or other distribution; and apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power given to the Directors to make such provisions as they think fit in the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental or relating thereto and any agreement made under such authority shall be effective and binding on all such Members and the Company.
41
Books of Account

41.1
The Directors shall cause proper books of account (including, where applicable, material underlying documentation including contracts and invoices) to be kept with respect to all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company.

Such books of account must be retained for a minimum period of five years from the date on which they are prepared. Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.
41.2
The Directors shall determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorized by the Directors or by the Company in general meeting.

41.3
The Directors may cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

42
Audit

42.1
The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.

42.2
Without prejudice to the freedom of the Directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Directors shall establish and maintain an Audit Committee as a committee of the Directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law.

42.3
If the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

42.4
The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

42.5
If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the Directors shall fill the vacancy and determine the remuneration of such Auditor.

42.6
Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and Officers such information and explanation as may be necessary for the performance of the duties of the Auditor.

42.7
Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.

43
Notices

43.1
Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by courier, post, cable, telex, fax or e-mail to him or to his address as shown in the Register of Members (or where the notice is given by e-mail by sending it to the e-mail address provided by such Member). Notice may also be served by Electronic Communication in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or by placing it on the Company’s Website.

43.2
Where a notice is sent by:

(a)
courier; service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier;

(b)
post; service of the notice shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the notice was posted;

(c)
cable, telex or fax; service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted;

(d)
e-mail or other Electronic Communication; service of the notice shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient; and

(e)
placing it on the Company’s Website; service of the notice shall be deemed to have been effected one hour after the notice or document was placed on the Company’s Website.

43.3
A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under the Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

43.4
Notice of every general meeting shall be given in any manner authorized by the Articles to every holder of Shares carrying an entitlement to receive such notice on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every person upon whom the ownership of a Share devolves by reason of his being a legal personal representative or a trustee in bankruptcy of a Member where the Member but for his death or bankruptcy would be entitled to receive notice of the meeting, and no other person shall be entitled to receive notices of general meetings.

44
Winding Up

44.1
If the Company shall be wound up, the liquidator shall apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, in a winding up:

(a)
if the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them; or

(b)
if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.

44.2
If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and with the approval of a Special Resolution of the Company and any other approval required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company

(whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like approval, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like approval, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.
45
Indemnity and Insurance

45.1
Every Director and Officer (which for the avoidance of doubt, shall not include auditors of the Company), together with every former Director and former Officer (each an “Indemnified Person”) shall be indemnified out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud, wilful neglect or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud, wilful neglect or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud, wilful neglect or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect.

45.2
The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

45.3
The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or Officer against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

46
Financial Year

Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st December in each year and, following the year of incorporation, shall begin on 1st January in each year.
47
Transfer by Way of Continuation

If the Company is exempted as defined in the Statute, it shall, subject to the provisions of the Statute and with the approval of a Special Resolution, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.
48
Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more other constituent companies (as defined in the Statute) upon such terms as the Directors may determine and (to the extent required by the Statute) with the approval of a Special Resolution.
49
Business Combination

49.1
Notwithstanding any other provision of the Articles, this Article shall apply during the period commencing upon the adoption of the Articles and terminating upon the first to occur of the consummation of a Business Combination and the full distribution of the Trust Account pursuant to this Article. In the event of a conflict between this Article and any other Articles, the provisions of this Article shall prevail.
49.2
Prior to the consummation of a Business Combination, the Company shall either:

(a)
submit such Business Combination to its Members for approval; or

(b)
provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such repurchases and/or upon consummation of such Business Combination.

49.3
If the Company initiates any tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act in connection with a proposed Business Combination, it shall file tender offer documents with the Securities and Exchange Commission prior to completing such Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act. If, alternatively, the Company holds a general meeting to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, and not pursuant to the tender offer rules, and file proxy materials with the Securities and Exchange Commission.

49.4
At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorized to consummate such Business Combination, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination.

49.5
Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated. The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).

49.6
A Member may not withdraw a Redemption Notice once submitted to the Company unless the Directors determine (in their sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

49.7
In the event that the Company does not consummate a Business Combination by 24 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)
cease all operations except for the purpose of winding up;

(b)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)
as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

49.8
In the event that any amendment is made to the Articles:

(a)
to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 24 months from the consummation of the IPO; or

(b)
with respect to any other material provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.

49.9
A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an IPO Redemption, a repurchase of Shares by means of a tender offer pursuant to this Article, or a distribution of the Trust Account pursuant to this Article. In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.

49.10
After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)
receive funds from the Trust Account; or

(b)
vote as a class with Public Shares on a Business Combination.

49.11
A Director may vote in respect of a Business Combination in which such Director has a conflict of interest with respect to the evaluation of such Business Combination. Such Director must disclose such interest or conflict to the other Directors.

49.12
As long as the securities of the Company are listed on the Nasdaq, the Company must complete one or more Business Combinations having an aggregate fair market value of at least 80 per cent of the assets held in the Trust Account (net of amounts previously disbursed to the Company’s management for taxes and excluding the amount of deferred underwriting discounts held in the Trust Account) at the time of the Company’s signing a definitive agreement in connection with a Business Combination. A Business Combination must not be effectuated with another blank cheque company or a similar company with nominal operations.

49.13
The Company may enter into a Business Combination with a target business that is Affiliated with the Sponsor, a Founder, a Director or an Officer. In the event the Company seeks to complete a Business Combination with a target that is Affiliated with the Sponsor, a Founder, a Director or an Officer, the Company, or a committee of Independent Directors, will obtain an opinion from an independent investment banking firm or another valuation or appraisal firm that regularly renders fairness opinions on the type of target business the Company is seeking to acquire that is a member of the United States Financial Industry Regulatory Authority or an independent accounting firm that such a Business Combination is fair to the Company from a financial point of view.
50
Business Opportunities

50.1
To the fullest extent permitted by Applicable Law, no individual serving as a Director or an Officer (“Management”) shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for Management, on the one hand, and the Company, on the other. Except to the extent expressly assumed by contract, to the fullest extent permitted by Applicable Law, Management shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, Director and/or Officer solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company.

50.2
Except as provided elsewhere in this Article, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and Management, about which a Director and/or Officer who is also a member of Management acquires knowledge.

50.3
To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

INDEX TO FINANCIAL STATEMENTS
PROVIDENT ACQUISITION CORP.
Page
Report of Independent Registered Public Accounting Firm (PCAOB ID688)	F-2
Financial Statements:
Balance Sheets as of December 31, 2021 and December 31, 2020	F-3
Statements of Operations for the year ended December 31, 2021 and for the period from October 21, 2020 (inception) through December 31, 2020	F-4
Statements of Changes in Shareholder’s Equity (Deficit) for the year ended December 31, 2021 and for the period from October 21, 2020 (inception) through December 31, 2020	F-5
Statements of Cash Flows for the year ended December 31, 2021 and for the period from October 21, 2020 (inception) through December 31, 2020	F-6
Notes to Financial Statements	F-7
PERFECT CORP.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors of
Provident Acquisition Corp.
Opinion on the Financial Statements
We have audited the accompanying balance sheets of Provident Acquisition Corp. (the “Company”) as of December 31, 2021 and 2020, the related statements of operations, shareholders’ equity (deficit) and cash flows for the year ended December 31, 2021 and for the period from October 21, 2020 (inception) through December 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the year ended December 31, 2021 and for the period from October 21, 2020 (inception) through December 31, 2020, and are in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Marcum LLP
Marcum LLP
We have served as the Company’s auditor since 2020.
New York, NY
March 17, 2022

PROVIDENT ACQUISITION CORP.
BALANCE SHEETS
	December 31, 2021	December 31, 2020
Assets
Current Assets:
Cash	$423,520	$—
Prepaid expense	400,000	—
Total current assets	823,520	—
Deferred offering costs	—	169,668
Prepaid expense	7,671	—
Investments held in trust account	230,014,437	—
Total Assets	$230,845,628	$169,668
Liabilities and Shareholders’ (Deficit) Equity
Current Liabilities:
Accrued offering costs and expenses	$485,296	$71,593
Note payable – related party	—	82,668
Total current liabilities	485,296	154,261
Warrants liability	9,648,758	—
FPA units	688,050	—
Deferred underwriting commissions	8,050,000	—
Total Liabilities	18,872,104	154,261
Commitments and Contingencies (Note 6)
Class A ordinary shares, $0.0001 par value; 23,000,000 shares and -0- shares subject to possible redemption at $10.00 per share at December 31, 2021 and December 31, 2020, respectively	230,014,437	—
Shareholders’(Deficit) Equity:
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 5,750,000 shares issued and outstanding at December 31,2021 and December 31,2020	575	575
Additional paid-in capital	2,355,113	24,425
Accumulated deficit	(20,396,601)	(9,593)
Total shareholders’ (deficit) equity	(18,040,913)	15,407
Total Liabilities and Shareholders’ (Deficit) Equity	$230,845,628	$169,668
The accompanying notes are an integral part of these financial statements.

PROVIDENT ACQUISITION CORP.
STATEMENTS OF OPERATIONS
	For the year ended December 31, 2021	For the period from October 21, 2020 (Inception) to December 31, 2020
Operating costs	$2,447,239	$9,593
Loss from operations	(2,447,239)	(9,593)
Other income (expense):
Interest earned on marketable securities held in Trust Account	14,437	—
Expenses incurred for the fair value of warrants exceeding the purchase price	(1,053,214)	—
Expenses incurred for issuance of FPA Units	(1,776,766)	—
Unrealized gain on change in fair value of warrants	11,265,612	—
Unrealized gain on change in fair value of FPA Units	4,597,417	—
Total other income	13,047,486	—
Net Income (loss)	$10,600,247	($9,593)
Basic and diluted weighted average shares outstanding, Class A ordinary share subject to possible redemption	22,243,836	—
Basic and diluted net income per ordinary share, Class A ordinary shares subject to possible redemption	$0.38	$—
Basic and diluted weighted average shares outstanding, Class A and Class B shares outstanding, non-redeemable ordinary share	5,725,342	5,000,000
Basic and diluted net income per share, non-redeemable ordinary share	$0.38	$0.00
The accompanying notes are an integral part of these financial statements.

PROVIDENT ACQUISITION CORP.
STATEMENTS OF CHANGES IN SHAREHOLDER’S (DEFICIT) EQUITY
	Class B Ordinary Shares		Additional Paid-in Capital	Accumulated Deficit	Total Shareholders’ Equity (Deficit)
	Shares	Amount
Balance as of October 21, 2020 (inception)	—	$—	$—	$—	$—
Class B ordinary shares issued to Sponsor	5,750,000	575	24,425	—	25,000
Net loss	—	—	—	(9,593)	(9,593)
Balance as of December 31, 2020	5,750,000	$575	$24,425	($9,593)	$15,407
Sale of units in initial public offering, gross	—	—	230,000,000	—	230,000,000
Offering costs	—	—	(12,426,195)	—	(12,426,195)
Sale of private placement warrants to Sponsor in private placement	—	—	6,600,000	—	6,600,000
Initial classification of warrant liability	—	—	(19,861,156)	—	(19,861,156)
Initial classification of FPA Units	—	—	(5,285,467)	—	(5,285,467)
Class B ordinary shares transferred	—	—	2,330,688	—	2,330,688
Fair value adjustment of redeemable Class A ordinary shares carrying value to redemption value	—	—	(199,027,182)	(30,987,255)	(230,014,437)
Net income	—	—	—	10,600,247	10,600,247
Balance as of December 31, 2021	5,750,000	$575	$2,355,113	($20,396,601)	($18,040,913)
The accompanying notes are an integral part of these financial statements.

PROVIDENT ACQUISITION CORP.
STATEMENTS OF CASH FLOWS
	For the year ended December 31, 2021	For the period from October 21, 2020 (inception) to December 31, 2020
Cash flows from operating activities:
Net income (loss)	$10,600,247	($9,593)
Adjustments to reconcile net income to net cash used in operating activities:
Interest earned on cash and marketable securities held in Trust Account	(14,437)	—
Expenses incurred in relation to Forward Purchase Agreement and Class B ordinary shares issued	2,330,688	—
Expenses incurred for the fair value of warrants exceeding the purchase price	1,053,214	—
Warrant issuance costs	778,385	—
Unrealized gain on change in fair value of derivative instruments	(15,863,029)	—
Formation costs paid by Sponsor in exchange for issuance of Class B ordinary shares	—	9,593
Changes in assets and liabilities:
Prepaid expenses	(407,671)	—
Accrued offering costs and expenses	413,703	—
Net cash used in operating activities	(1,108,900)	—
Cash Flows from Investing Activities
Cash deposited in Trust Account	(230,000,000)	—
Net cash used in investing activities	(230,000,000)	—
Cash Flows from Financing Activities:
Proceeds received from initial public offering, net of underwriters’ discount	225,400,000	—
Proceeds from private placement	6,600,000	—
Payment of offering costs	(384,912)	—
Repayment of note payable from related party	(82,668)	—
Net cash provided by financing activities	231,532,420	—
Net change in cash	423,520	—
Cash, beginning of the period	—	—
Cash, end of the period	$423,520	—
Supplemental Non-cash disclosure of cash flow information:
Deferred underwriting commissions charged to additional paid in capital	$8,050,000	$—
Initial value of ordinary shares subject to possible redemption	$230,000,000	$—
Initial classification of warrant liability	$20,914,370	$—
Initial classification of FPA Units	$5,285,467	$—
Deferred offering costs paid by Sponsor in exchange for issuance of Class B ordinary shares	$—	$25,000
Deferred offering costs included in accrued expenses	$—	$62,000
Deferred offering costs paid by Sponsor under the promissory note	$—	$82,668
The accompanying notes are an integral part of these financial statements.

PROVIDENT ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
Note 1—Organization and Business Operation
Organization and General
Provident Acquisition Corp. (the “Company”) was incorporated as a Cayman Islands exempted company on October 21, 2020. The Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (“Business Combination”).
The Company has selected December 31 as its fiscal year end.
As of December 31, 2021, the Company had not commenced any operations. All activity for the period from October 21, 2020 (inception) through December 31, 2021 relates to the Company’s formation and the initial public offering (the “IPO”) described below, and, since the closing of the IPO, the search for a prospective initial Business Combination. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the IPO and will recognize transaction cost on the issuance of Forward Purchase Agreement (“FPA”) and warrant liability and changes in the fair value of warrant liability and FPA as other income (expense).
The Company’s sponsor is Provident Acquisition Holdings Ltd., a Cayman Islands exempted company (the “Sponsor”).
Financing
The registration statement for the Company’s Initial Public Offering (as defined below) was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on January 7, 2021 (the “Effective Date”). On January 12, 2021, the Company consummated the initial public offering (the “Initial Public Offering” or “IPO”) of 23,000,000 units (the “Units” and, with respect to the Class A ordinary share included in the Units sold, the “public shares”), including the issuance of 3,000,000 Units as a result of the underwriters’ over-allotment option is exercised in full, at $10.00 per Unit generating gross proceeds of $230,000,000, which is described in Note 3.
Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 6,600,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per warrant in a private placement to the Company’s Sponsor, generating gross proceeds to the Company of $6,600,000, which is described in Note 4.
As of December 31, 2021, transaction costs amounted to $13,204,580 consisting of $4,600,000 of underwriting fee, $8,050,000 of deferred underwriting fee (see Note 6), and $554,580 of other offering costs.
Trust Account
Following the closing of the IPO on January 12, 2021, an amount of $230,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the IPO and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”) and was only invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earliest of: (i) the completion of the Company’s initial Business Combination, (ii) the redemption of the Company’s public shares. If the Company does not complete an initial Business Combination within 24 months from January 12, 2021 (the “Combination Period”), subject to applicable law, or (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to (A) modify the substance or timing of the Company’s obligation to allow redemption in connection with the initial Business

Combination or to redeem 100% of the public shares if the Company has not consummated an initial Business Combination within the Combination Period or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial Business Combination activity.
Initial Business Combination
The Company will provide its public shareholders with the opportunity to redeem all or a portion of their public shares upon the completion of the initial Business Combination either (i) in connection with a general meeting called to approve the Business Combination or (ii) without a shareholder vote by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a proposed Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The shareholders will be entitled to redeem their shares for a pro rata portion of the amount then on deposit in the Trust Account (initially anticipated to be $10.00 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes).
If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less tax payable and up to $100,000 of interest to pay dissolution expenses) divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.
The Sponsor, officers and directors have agreed to (i) waive their redemption rights with respect to their Founder Shares (as described in Note 5) and public shares in connection with the completion of the initial Business Combination, (ii) waive their redemption rights with respect to their Founder Shares and public shares in connection with a shareholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation, and (iii) waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if the Company fails to complete the initial Business Combination within the Combination Period, and (iv) vote any Founder Shares held by them and any public shares purchased during or after the Initial Public Offering (including in open market and privately-negotiated transactions) in favor of the initial Business Combination.
The Company’s Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act, as amended, (the “Securities Act”). However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and the Company believes that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure that its Sponsor would be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties including, without limitation, claims by vendors and prospective target businesses.
Liquidity
As of December 31, 2021, the Company had $423,520 in its operating bank account, and working capital of $338,224. The Company’s liquidity needs prior to the Company’s Initial Public Offering and

Private Placement had been satisfied through a capital contribution from the Sponsor in the amount of $25,000 (see Note 5) for the founder shares, and an unsecured promissory note from the Sponsor of $82,301 (see Note 5). The Company fully repaid the promissory note to the Sponsor on January 15, 2021. Subsequent to the consummation of the Initial Public Offering and Private Placement, the Company’s liquidity needs have been satisfied through the proceeds from the consummation of the Private Placement not held in the Trust Account.
In addition, in order to finance transaction costs in connection with a Business Combination, the Company’s Sponsor commits to provide the Company with Working Capital Loans (see Note 5) if necessary to ensure that the Company will have sufficient working capital one year from this filing.
Based on the foregoing, management believes that the Company will have sufficient working capital and borrowing capacity to meet its needs through the earlier of the consummation of a Business Combination or one year from this filing. Over this time period, the Company will be using the working capital for identifying and evaluating prospective initial Business Combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the Business Combination.
Note 2—Significant Accounting Policies
Basis of Presentation
The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”). In the opinion of management, all adjustments (consisting of normal recurring adjustments) have been made that are necessary to present fairly the financial position, and the results of its operations and its cash flows.
Emerging Growth Company Status
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Use of Estimates
The preparation of these financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. One of the more significant accounting estimates included in these financial statements is the determination of the fair value of the warrant liability and FPA units. Such estimates may be subject to change as more current information becomes available. Accordingly, the actual results could differ significantly from those estimates.
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. At December 31, 2021, the Company has not experienced losses on these accounts.
Cash and Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $423,520 and $0 in cash and did not have any cash equivalents as of December 31, 2021 and December 31, 2020, respectively.
Investments Held in Trust Account
At December 31, 2021, the assets held in the Trust Account were held in money market funds.
Fair Value Measurements
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurements and Disclosures” (“ASC 820”) defines fair value, the methods used to measure fair value and the expanded disclosures about fair value measurements. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between the buyer and the seller at the measurement date. In determining fair value, the valuation techniques consistent with the market approach, income approach and cost approach shall be used to measure fair value. ASC 820 establishes a fair value hierarchy for inputs, which represent the assumptions used by the buyer and seller in pricing the asset or liability. These inputs are further defined as observable and unobservable inputs. Observable inputs are those that buyer and seller would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s assumptions about the inputs that the buyer and seller would use in pricing the asset or liability developed based on the best information available in the circumstances.
The fair value hierarchy is categorized into three levels based on the inputs as follows:
Level 1—Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not being applied. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.
Level 2—Valuations based on (i) quoted prices in active markets for similar assets and liabilities, (ii) quoted prices in markets that are not active for identical or similar assets, (iii) inputs other than quoted prices for the assets or liabilities, or (iv) inputs that are derived principally from or corroborated by market through correlation or other means.
Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.The fair value of the Company’s certain assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheets. The fair values of cash, prepaid assets, and accounts payable are estimated to approximate the carrying values as of December 31, 2021 due to the short maturities of such instruments.

The Company’s public warrants began trading under the ticker PAQCW, beginning on March 1, 2021. After this date, public warrant values per share were based on the observed trading prices of the public warrants on Bloomberg LP as of each balance sheet date. The fair value of the public warrant liability is classified as level 1 as of December 31, 2021.
The Company’s private warrant liability and FPA shares and FPA warrants (collectively the “FPA Units”) are based on a valuation model utilizing management judgment and pricing inputs from observable and unobservable markets with less volume and transaction frequency than active markets. Significant deviations from these estimates and inputs could result in a material change in fair value. The fair value of the private warrant liability and FPA Units are classified as level 3.
The following table presents information about the Company’s assets and liabilities that were measured at fair value on a recurring basis as of December 31, 2021, and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value.
	December 31, 2021	Quoted Prices In Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
U.S. Money Market Fund held in Trust Account	$230,014,437	$230,014,437	$—	$—
	$230,014,437	$230,014,437	$—	$—
Liabilities:
Public Warrant Liability	$6,095,000	$6,095,000	$—	$—
Private Warrant Liability	$3,553,758	$—	$—	$3,553,758
FPA Units	$688,050	$—	$—	$688,050
	$10,336,808	$6,095,000	$—	$4,241,808
The following table provides a reconciliation of changes in fair value of the beginning and ending balances for the liabilities classified as Level 3:
Private Warrant and FPA Units
Fair value at December 31, 2020	$—
Initial value of public and private warrant liabilities	20,914,370
Initial value of FPA Units	5,285,467
Public warrants reclassified to level 1	(9,257,500)
Change in fair value	(12,700,529)
Fair Value at December 31, 2021	$4,241,808
The following table provides quantitative information regarding Level 3 fair value measurements for Private Warrants as of January 12, 2021.
January 12, 2021
Exercise price	$11.50
Share price	$10.00
Volatility before IBC	10%
Volatility after IBC	10 – 20%
Time to Maturity	6 Year
Risk-free rate	0.67%
Dividend yield	—%

The following table provides quantitative information regarding Level 3 fair value measurements for Private Warrants as of December 31, 2021.
December 31, 2021
Exercise price	$11.50
Share price	$9.85
Volatility before IBC	5.0%
Volatility after IBC	9.8%
Time to Maturity	5.52 Year
Risk-free rate	1.31%
Dividend yield	—%
The following table provides quantitative information regarding Level 3 fair value measurements for FPA Units as of January 12, 2021.
January 12, 2021
Share price	$10.00
Public Warrant Price	$0.50
Time to IBC	1.00 Year
Risk-free rate	0.11%
The following table provides quantitative information regarding Level 3 fair value measurements for FPA Units as of December 31, 2021.
December 31, 2021
Share price	$9.85
Public Warrant Price	$0.53
Time to IBC	0.52 Year
Risk-free rate	0.20%
Offering Costs Associated with the Initial Public Offering
FASB ASC 470-20, Debt with Conversion and Other Options addresses the allocation of proceeds from the issuance of convertible debt into its equity and debt components. The Company applies this guidance to allocate IPO proceeds from the Units between Class A ordinary shares and warrants, using the residual method by allocating IPO proceeds first to fair value of the warrants and then the Class A ordinary shares.
Offering costs consist of legal, accounting, underwriting fees and other costs incurred through the balance sheet date that were directly related to the Initial Public Offering. Offering costs are allocated to the separable financial instruments issued in the IPO based on a relative fair value basis compared to total proceeds received. Offering costs associated with warrant liabilities is expensed at the time of IPO closing. As of December 31, 2021, offering costs amounting to $12,426,195 were charged to shareholders’ equity.
Income Taxes
The Company accounts for income taxes under FASB ASC 740, “Income Taxes” (“ASC 740”). ASC 740 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition. As of December 31, 2021, there are no uncertain tax position.
The Company is considered to be an exempted Cayman Islands company with no connection to any other taxable jurisdiction and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. As such, the Company’s tax provision was zero for the period presented.
Derivative Financial Instruments
The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging”. For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the statements of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the balance sheets as current or non-current based on whether or not net-cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date.
Class A Ordinary Shares Subject to Possible Redemption
The Company accounts for its Class A ordinary shares subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Class A ordinary shares subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable Class A ordinary shares (including Class A ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, Class A ordinary share is classified as shareholders’ equity. The Company’s Class A ordinary shares feature certain redemption rights that is considered to be outside of the Company’s control and subject to the occurrence of uncertain future events.
Net Income Per Share
The Company has two classes of shares, which are referred to as Class A ordinary shares and Class B ordinary shares. Earnings and losses are shared pro rata between the two classes of shares. The 18,100,000 potential common shares for outstanding warrants to purchase the Company’s shares were excluded from diluted earnings per share for the period from October 21, 2020 (inception) through December 31, 2020 and for the year ended December 31, 2021 because the warrants are contingently exercisable, and the contingencies have not yet been met. As a result, diluted net income per common share is the same as basic net income per common share for the periods. The table below presents a reconciliation of the numerator and denominator used to compute basic and diluted net income per share for each class of ordinary shares:
	For the year ended December 31, 2021		For period from October 21, 2020 (inception) to December 31, 2020
	Class A	Class B	Class A	Class B
Basic and diluted net income per share
Numerator:
Allocation of net income	$8,430,357	$2,169,890	$—	($9,593)
Denominator:
Weighted-average shares outstanding	22,243,836	5,725,342	—	5,000,000
Basic and diluted net income per share	$0.38	$0.38	$—	$0.00

Recent Accounting Standards
In August 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-06, Debt—Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging—Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is effective January 1, 2022 and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. The Company is currently assessing the impact, if any, that ASU 2020-06 would have on its financial position, results of operations or cash flows.
Management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.
Risks and Uncertainties
Management is currently evaluating the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Note 3—Initial Public Offering
On January 12, 2021, the Company sold 23,000,000 Units, including 3,000,000 Units issued pursuant to the underwriters’ over-allotment option, at a purchase price of $10.00 per Unit. Each Unit consists of one Class A ordinary share, and one-half of one warrant to purchase one Class A ordinary share.
The Company paid an underwriting fee at the closing of the IPO of $4,600,000. As of December 31, 2021, an additional fee of $8,050,000 (see Note 6) was deferred and will become payable upon the Company’s completion of an initial Business Combination. The deferred portion of the fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event the Company completes its initial Business Combination.
As of December 31, 2021, the ordinary shares reflected on the balance sheets are reconciled in the following table:
Gross proceeds from IPO	$230,000,000
Less:
Proceeds allocated to Public Warrants	(13,261,156)
Ordinary shares issuance costs	(12,426,195)
Plus:
Accretion of carrying value to redemption value	25,687,351
Interest	14,437
Contingently redeemable ordinary shares	$230,014,437
Warrants
As of December 31, 2021, there were 18,100,000 warrants outstanding. Each whole warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment as discussed herein. In addition, if (x) the Company issues additional Class A ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per Class A ordinary share (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and in the case of any such issuance to the Sponsors or their affiliate, without taking into account any Founder Shares held by the Sponsors or such affiliates, as applicable, prior to such issuance (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s Class A ordinary shares during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial Business Combination (such price, the “Market Value”) is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $10.00 and $18.00 per share redemption trigger prices described adjacent to “Redemption of warrants when the price per Class A ordinary share equals or exceeds $10.00” and “Redemption of warrants when the price per Class A ordinary share equals or exceeds $18.00” will be adjusted (to the nearest cent) to be equal to 100% and 180% of the higher of the Market Value and the Newly Issued Price, respectively.
The warrants will become exercisable on the later of 12 months from the closing of the IPO or 30 days after the completion of its initial Business Combination, and will expire five years after the completion of the Company’s initial Business Combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.
The Company has agreed that as soon as practicable, but in no event later than thirty (30) business days after the closing of the initial Business Combination, it will use its reasonable best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the Class A ordinary shares issuable upon exercise of the warrants. The Company will use its reasonable best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration or redemption of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the sixtieth (60th) business day after the closing of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if the Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of public warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elect, it will not be required to file or maintain in effect a registration statement, and in the event the Company does not so elect, it will use its commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. In such event, each holder would pay the exercise price by surrendering each such warrant for that number of Class A ordinary shares equal to the lesser of (A) the quotient obtained by dividing (x) the product of the number of Class A ordinary shares underlying the warrants, multiplied the excess of the “fair market value” less the exercise price of the warrants by (y) the fair market value and (B) 0.361. The “fair market value” shall mean the volume weighted average price of the Class A ordinary shares for the 10 trading days ending on the trading day prior to the date on which the notice of exercise is received by the warrant agent.
Redemption of Warrants When the Price per Class A Ordinary Share Equals or Exceeds $18.00
Once the warrants become exercisable, the Company may redeem the outstanding warrants (except as described herein with respect to the Private Placement Warrants):
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
upon not less than 30 days’ prior written notice of redemption to each warrant holder (the “30-day redemption period”; and

•
if, and only if, the last reported sale price of the Class A ordinary shares for any 20 trading days within a 30-trading day period ending three business days before the Company sends to the notice of redemption to the warrant holders (which the Company refers to as the “Reference Value”) equals or exceeds $18.00 per share (as adjusted for share sub-divisions, share dividends, reorganizations, recapitalizations and the like).

Redemption of Warrants When the Price per Class A Ordinary Share Equals or Exceeds $10.00
Once the warrants become exercisable, the Company may redeem the outstanding warrants:
•
in whole and not in part;

•
at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption; provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares determined by reference to the table below, based on the redemption date and the “fair market value” of the Class A ordinary shares (as defined below);

•
if, and only if, the Reference Value (as defined above under “Redemptions for warrants when the price per Class A ordinary share equals or exceeds $18.00”) equals or exceeds $10.00 per share (as adjusted for share sub-divisions, share dividends, reorganizations, recapitalizations and the like); and

•
if the Reference Value is less than $18.00 per share (as adjusted for share sub-divisions, share dividends, reorganizations, recapitalizations and the like), the Private Placement Warrants must also be concurrently called for redemption on the same terms as the outstanding public warrants, as described above.

Note 4—Private Placement
Simultaneously with the closing of the IPO, the Sponsor purchased an aggregate of 6,600,000 Private Placement Warrants at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $6,600,000. The proceeds from the sale of the Private Placement Warrants were added to the proceeds from the IPO held in the Trust Account.
The Private Placement Warrants will be identical to the warrants sold in the IPO except that the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) will not be redeemable by the Company, (ii) may not (including the Class A ordinary shares issuable upon exercise of these Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the Company’s initial Business Combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to certain registration rights.
If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the warrants included in the units being sold in the IPO.
Note 5—Related Party Transactions
Founder Shares
On October 28, 2020, the Sponsor paid $25,000, or approximately $0.004 per share, to cover certain offering costs in consideration for 5,750,000 Class B ordinary shares, par value $0.0001 (the “Founder Shares”). Up to 750,000 Founder Shares are subject to forfeiture by the Sponsor depending on the extent to which the underwriters’ over-allotment option is exercised and excluding any adjustment to the outstanding Class B ordinary shares related to the Forward Purchase Agreements described below. On January 12, 2021, the underwriters exercised their over-allotment option in full, hence, 750,000 Founder Shares were no longer subject to forfeiture.
On January 5, 2021, the Sponsor transferred an aggregate of 110,000 of its Founder Shares, or 22,000 each to (i) the Company’s independent director for their board service and (ii) the Company’s advisory board members for their advisory service. In addition, in connection with entering into the Forward Purchase Agreement (as defined in Note 6) with WF Asian Reconnaissance Fund Limited (“Ward Ferry”), on

January 12, 2021 the Sponsor transferred to Ward Ferry an aggregate of 312,500 Founder Shares for no cash consideration. These Class B ordinary shares transferred are currently charged as expenses in the Company’s financial statements.
The initial shareholders have agreed not to transfer, assign or sell any of their Founder Shares and any Class A ordinary shares issuable upon conversion thereof until the earlier to occur of: (i) one year after the completion of the initial Business Combination, or (ii) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction after the initial Business Combination that results in all of the Company’s shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property; except to certain permitted transferees and under certain circumstances (the “lock-up”). Notwithstanding the foregoing, if the closing price of Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination or (2) if the Company consummates a transaction after the initial Business Combination which results in the Company’s shareholders having the right to exchange their shares for cash, securities or other property, the Founder Shares will be released from the lock-up.
Promissory Note—Related Party
On October 28, 2020, the Company issued an unsecured promissory note to the Sponsor, pursuant to which the Company may borrow up to $250,000 to be used for a portion of the expenses of the IPO. These loans are non-interest bearing, unsecured and are due at the earlier of December 31, 2021 or the closing of the IPO. On January 15, 2021, the Company repaid $82,301 to the Sponsor. As of December 31, 2021 and December 31, 2020, the total amount borrowed under the promissory note was $0 and $82,668, respectively.
Working Capital Loans
In addition, in order to finance transaction costs in connection with an intended Business Combination, the Sponsor will provide financial support and may loan the Company funds as may be required (“Working Capital Loans”). If the Company completes the initial Business Combination, the Company would repay the Working Capital Loans. In the event that the initial Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay the Working Capital Loans but no proceeds from the Trust Account would be used to repay the Working Capital Loans. Up to $1,500,000 of such Working Capital Loans may be convertible into Private Placement Warrants at a price of $1.00 per warrant at the option of the lender. Such warrants would be identical to the Private Placement Warrants. As of December 31, 2021 and December 31, 2020, no Working Capital Loans were outstanding.
Administrative Service Fee
The Company has agreed, commencing on the date of the securities of the Company are first listed on The Nasdaq Capital Market (the “Listing Date”), to pay the Sponsor up to $10,000 per month for office space, utilities, secretarial and administrative support services provided to members of the Company’s management team. Upon completion of the initial Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees. For the period from January 7, 2021 (“Effective Date”) to December 31, 2021, the Company incurred $15,500 in expenses in connection with such services for the period from Effective Date through December 31, 2021, as reflected in the accompanying statements of operations. As of December 31, 2021, there is no outstanding administrative service fee payable due to the Sponsor.
Note 6—Commitments and Contingencies
Registration Rights
The holders of the (i) Founder Shares, which were issued in a private placement prior to the closing of the IPO, (ii) Private Placement Warrants which were issued in a private placement simultaneously with the closing of the IPO and the Class A ordinary shares underlying such Private Placement Warrants and (iii) Private Placement Warrants that may be issued upon conversion of Working Capital Loans will have registration rights to require the Company to register a sale of any of its securities held by them pursuant to a registration rights agreement to be signed prior to or on the effective date of the IPO. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company registers such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the Company’s completion of the initial Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Underwriting Agreement
The underwriters are entitled to a deferred underwriting fee of 3.5% of the gross proceeds of the IPO, or $8,050,000 held in the Trust Account upon the completion of the Company’s initial Business Combination subject to the terms of the underwriting agreement.
Forward Purchase Agreements
Prior to the IPO, the Company entered into (i) a Forward Purchase Agreement pursuant to which Ward Ferry agreed to subscribe for an aggregate of 2,500,000 Class A ordinary shares plus 1,250,000 Forward Purchase Warrants for a purchase price of $10.00 multiplied by the number of Class A ordinary shares, or $25,000,000 in the aggregate, in a private placement to close concurrently with the closing of the initial Business Combination. In connection with entering into such Forward Purchase Agreement, the Sponsor agreed to transfer an aggregate of 312,500 Class B ordinary shares to Ward Ferry concurrently with the closing of the IPO for no cash consideration, (ii) a Forward Purchase Agreement pursuant to which PT Nugraha Eka Kencana (“Saratoga”) agreed to subscribe for an aggregate of 1,000,000 Class A ordinary shares plus 500,000 Forward Purchase Warrants for a purchase price of $10.00 multiplied by the number of Class A ordinary shares, or $10,000,000 in the aggregate, in a private placement to close concurrently with the closing of the initial Business Combination, and (iii) a Forward Purchase Agreement pursuant to which Aventis Star Investments Limited, an affiliate of the Sponsor and Provident Group (collectively with Ward Ferry and Saratoga, the “anchor investors”), agreed to subscribe for an aggregate of 2,000,000 Class A ordinary shares plus 1,000,000 Forward Purchase Warrants for a purchase price of $10.00 multiplied by the number of Class A ordinary shares, or $20,000,000 in the aggregate, in a private placement to close concurrently with the closing of the initial Business Combination.
On January 12, 2021, the Sponsor transferred an aggregate of 312,500 Class B ordinary shares to Ward Ferry (see Note 5).
The Forward Purchase Agreements also provide that the anchor investors are entitled to registration rights with respect to (A) the forward purchase securities and Class A ordinary shares underlying the Forward Purchase Warrants and Founder Shares, (B) any other Class A ordinary shares or warrants acquired by the anchor investors, including any time after the Company completes its initial Business Combination, and (C) any other equity security of the Company issued or issuable with respect to the securities referred to in clauses (A) and (B) by way of a share capitalization or share sub-division or in connection with a combination of shares recapitalization, merger, consolidation or reorganization.
Note 7—Shareholders’ Equity
Preference Shares—The Company is authorized to issue a total of 1,000,000 preference shares at par value of $0.0001 each. At December 31, 2021 and December 31, 2020, there were no preference shares issued and outstanding.
Class A Ordinary Shares—The Company is authorized to issue a total of 200,000,000 Class A ordinary shares at par value of $0.0001 each. At December 31, 2021 and December 31, 2020, there were no Class A ordinary shares issued and outstanding, respectively.
Class B Ordinary Shares—The Company is authorized to issue a total of 20,000,000 Class B ordinary shares at par value of $0.0001 each. As of December 31, 2021 and December 31, 2020, there were 5,750,000 Class B ordinary share issued and outstanding.
Holders of Class A ordinary shares and holders of Class B ordinary shares will vote together as a single class on all matters submitted to a vote of the Company’s shareholders except as required by law. Unless specified in the Company’s amended and restated memorandum and articles of association, or as required by applicable provisions of the Companies Act or applicable stock exchange rules, the affirmative vote of a majority of the Company’s ordinary shares that are voted is required to approve any such matter voted on by its shareholders.
The Class B ordinary shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of the initial Business Combination on a one-for-one basis, subject to adjustment for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like, and subject to further adjustment as provided herein. In the case that additional Class A ordinary shares or equity-linked securities are issued or deemed issued in connection with the initial Business Combination, the number of Class A ordinary shares issuable upon conversion of all Class B ordinary shares issued and outstanding upon completion of the IPO will equal, in the aggregate, 20% of the sum of (i) the total number of Class A ordinary shares issued and outstanding upon completion of the IPO, plus (ii) the total number of Class A ordinary shares issuable upon conversion of the Class B ordinary shares issued and outstanding upon completion of the IPO, plus (iii) the total number of Class A ordinary shares issued, or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination (including the forward purchase shares but not the forward purchase warrants), excluding any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, or to be issued, to any seller in the initial Business Combination and any Private Placement Warrants issued to the Sponsor, officers or directors upon conversion of Working Capital Loans, minus (iv) the number of Class A ordinary shares redeemed by public shareholders; provided that such conversion of Founder Shares will never occur on a less than one-for-one basis.
Note 8—Subsequent Events
The Company evaluated subsequent events and transactions that occurred after the balance sheet date, the date that the financial statements were available to be issued.
On March 3, 2022, the Company entered into the Business Combination Agreement (“BCA”) with Perfect Corp. (“Perfect”), Merger Sub 1 and Merger Sub 2, pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein, (i) Merger Sub 1 will merge with and into the Company, with the Company surviving the First Merger as a wholly owned subsidiary of Perfect, and (ii) immediately after the consummation of the First Merger, the Company (as the surviving company of the First Merger) will merge with and into Merger Sub 2, with Merger Sub 2 surviving the Second Merger as a wholly owned subsidiary of Perfect.
The business combination has been approved by the boards of directors of both the Company and Perfect.
Other than as described in these financial statements, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm
To the shareholders and the board of directors of Perfect Corp.
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Perfect Corp. and its subsidiaries (the “Company”) as of December 31, 2020 and 2019, the related consolidated statements of comprehensive income, of changes in equity and of cash flows for each of the three years in the period ended December 31, 2020, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in conformity with International Financial Reporting Standards as issued by the International Accounting Standards Board.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers, Taiwan
Taipei, Taiwan
Republic of China
March 25, 2022
We have served as the Company’s auditor since 2015.

PERFECT CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2019 AND 2020
(Expressed in thousands of United States dollars)
		December 31, 2019	December 31, 2020
Assets	Notes	AMOUNT	AMOUNT
Current assets
Cash and cash equivalents	6(1)	$28,283	$79,018
Current financial assets at amortised cost	6(2) and 8	8,174	—
Accounts receivable, net	6(3)	6,211	5,509
Other receivables		16	10
Other receivables – related parties	7	112	15
Current income tax assets		5	87
Inventories		96	88
Other current assets		327	220
Total current assets		43,224	84,947
Non-current assets
Property, plant and equipment	6(4)	365	452
Right-of-use assets	6(5) and 7	407	319
Intangible assets	6(6)	66	113
Deferred income tax assets	6(22)	347	299
Guarantee deposits paid		55	106
Total non-current assets		1,240	1,289
Total assets		$44,464	$86,236
The accompanying notes are an integral part of these consolidated financial statements.

PERFECT CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS (continued)
DECEMBER 31, 2019 AND 2020
(Expressed in thousands of United States dollars)
		December 31, 2019	December 31, 2020
Liabilities and Equity	Notes	AMOUNT	AMOUNT
Current liabilities
Current contract liabilities	6(15)	$2,519	$4,844
Accounts payable		165	—
Other payables	6(8)	5,367	6,964
Other payables – related parties	7	176	85
Current tax liabilities		436	596
Current provisions	6(9)	—	480
Current lease liabilities	6(5) and 7	247	225
Other current liabilities		97	139
Total current liabilities		9,007	13,333
Non-current liabilities
Non-current financial liabilities at fair value through profit or loss	6(7)	56,405	108,427
Deferred income tax liabilities	6(22)	1	—
Non-current lease liabilities	6(5) and 7	179	115
Net defined benefit liability, non-current	6(10)	41	77
Guarantee deposits received		26	27
Total non-current liabilities		56,652	108,646
Total liabilities		65,659	121,979
Equity
Capital stock	6(12)
Common stock		31,356	29,840
Capital surplus	6(13)
Capital surplus		749	1,071
Retained earnings	6(14)
Accumulated deficit		(53,233)	(67,221)
Other equity interest
Other equity interest		(67)	567
Total equity	9	(21,195)	(35,743)
Total liabilities and equity		$44,464	$86,236
The accompanying notes are an integral part of these consolidated financial statements.

PERFECT CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
YEARS ENDED DECEMBER 31, 2018, 2019 AND 2020
(Expressed in thousands of United States dollars)
		Year ended December 31
		2018	2019	2020
Items	Notes	AMOUNT	AMOUNT	AMOUNT
Revenue	6(15) and 7	$11,560	$22,930	$29,873
Cost of sales and services	6(10)(20)(21)	(752)	(1,596)	(3,962)
Gross profit		10,808	21,334	25,911
Operating expenses	6(5)(10)(20)(21) and 7
Sales and marketing expenses		(12,576)	(13,555)	(18,107)
General and administrative expenses		(1,345)	(3,045)	(3,078)
Research and development expenses		(5,918)	(6,143)	(7,567)
Total operating expenses		(19,839)	(22,743)	(28,752)
Operating loss		(9,031)	(1,409)	(2,841)
Non-operating income and expenses
Interest income	6(16)	34	158	243
Other income	6(17)	370	691	191
Other gains and losses	6(7)(18)	(38)	(1,173)	(2,792)
Finance costs	6(5)(19) and 7	(3)	(5)	(9)
Total non-operating income and expenses		363	(329)	(2,367)
Loss before income tax		(8,668)	(1,738)	(5,208)
Income tax expense	6(22)	(27)	(247)	(385)
Net loss		($8,695)	($1,985)	($5,593)
Other comprehensive income
Components of other comprehensive income that will not be reclassified to profit or loss
Before tax, actuarial losses on defined benefit plans	6(10)	($5)	($25)	($36)
Components of other comprehensive income that will be reclassified to profit or loss
Exchange differences arising on translation of foreign operations		(44)	174	634
Other comprehensive (loss) income, net		($49)	$149	$598
Total comprehensive loss		($8,744)	($1,836)	($4,995)
Net loss, attributable to:
Shareholders of the parent		($8,695)	($1,985)	($5,593)
Total comprehensive loss attributable to:
Shareholders of the parent		($8,744)	($1,836)	($4,995)
Loss per share	6(23)
Basic loss per share		($0.03)	($0.01)	($0.02)
Diluted loss per share		($0.03)	($0.01)	($0.02)
The accompanying notes are an integral part of these consolidated financial statements.

PERFECT CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
YEARS ENDED DECEMBER 31, 2018, 2019 AND 2020
(Expressed in thousands of United States dollars)
		Equity attributable to owners of the parent
			Capital surplus			Other equity interest
	Notes	Common stock	Additional paid-in capital	Employee stock options	Accumulated deficit	Exchange differences arising on translation of foreign operations	Treasury shares	Total
Year 2018
Balance at January 1, 2018		$30,000	$—	$101	($42,523)	($197)	$—	($12,619)
Net loss for 2018		—	—	—	(8,695)	—	—	(8,695)
Other comprehensive loss for 2018	6(10)	—	—	—	(5)	(44)	—	(49)
Total comprehensive loss		—	—	—	(8,700)	(44)	—	(8,744)
Share-based payment transactions	6(11)	—	—	254	—	—	—	254
Balance at December 31, 2018		$30,000	$—	$355	($51,223)	($241)	$—	($21,109)
Year 2019
Balance at January 1, 2019		$30,000	$—	$355	($51,223)	($241)	$—	($21,109)
Net loss for 2019		—	—	—	(1,985)	—	—	(1,985)
Other comprehensive (loss) income for 2019	6(10)	—	—	—	(25)	174	—	149
Total comprehensive (loss) income		—	—	—	(2,010)	174	—	(1,836)
Share-based payment transactions	6(11)	—	—	394	—	—	—	394
Employee stock options exercised	6(11)	1,356	109	(109)	—	—	—	1,356
Balance at December 31, 2019		$31,356	$109	$640	($53,233)	($67)	$—	($21,195)
Year 2020
Balance at January 1, 2020		$31,356	$109	$640	($53,233)	($67)	$—	($21,195)
Net loss for 2020		—	—	—	(5,593)	—	—	(5,593)
Other comprehensive (loss) income for 2020	6(10)	—	—	—	(36)	634	—	598
Total comprehensive (loss) income		—	—	—	(5,629)	634	—	(4,995)
Share-based payment transactions	6(11)	—	—	336	—	—	—	336
Employee stock options exercised	6(11)	111	30	(30)	—	—	—	111
Purchase of treasury shares	6(12)	—	—	—	—	—	(10,000)	(10,000)
Retirement of treasury share		(1,627)	(14)	—	(8,359)	—	10,000	—
Balance at December 31, 2020		$29,840	$125	$946	($67,221)	$567	$—	($35,743)
The accompanying notes are an integral part of these consolidated financial statements.

PERFECT CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2018, 2019 AND 2020
(Expressed in thousands of United States dollars)
		Year ended December 31
	Notes	2018	2019	2020
CASH FLOWS FROM OPERATING ACTIVITIES
Loss before tax		($8,668)	($1,738)	($5,208)
Adjustments
Adjustments to reconcile profit (loss)
Depreciation expense	6(4)(5)(20)	298	328	456
Amortisation expense	6(6)(20)	626	66	36
Interest income	6(16)	(34)	(158)	(243)
Interest expense	6(19)	3	5	9
Net loss on financial liabilities at fair value through profit or loss	6(7)(18)	79	936	2,022
Employees’ stock option cost	6(11)	254	394	336
Changes in operating assets and liabilities
Changes in operating assets
Accounts receivable		(1,427)	(3,378)	861
Other receivables		—	—	(8)
Other receivables – related parties		37	(75)	99
Inventories		(61)	(35)	8
Other current assets		(38)	(201)	113
Changes in operating liabilities
Current contract liabilities		702	1,740	2,164
Accounts payable		(5)	160	(167)
Other payables		328	1,045	1,336
Other payables – related parties		(244)	29	(95)
Current provisions		—	—	465
Other current liabilities		386	(339)	35
Net defined benefit liability, non-current		—	(1)	(2)
Cash (outflow) inflow generated from operations		(7,764)	(1,222)	2,217
Interest received		30	145	257
Interest paid		(3)	(5)	(9)
Income tax paid		(28)	(172)	(272)
Net cash flows from (used in) operating activities		(7,765)	(1,254)	2,193
CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of financial assets at amortised cost		(650)	(8,657)	(1,517)
Proceeds from disposal of financial assets at amortised cost		—	1,140	9,696
Acquisition of property, plant and equipment	6(4)	(105)	(194)	(215)
Acquisition of intangible assets	6(6)	(18)	(42)	(77)
Decrease (increase) in guarantee deposits paid		15	(15)	(47)
Net cash flows from (used in) investing activities		(758)	(7,768)	7,840
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from financial liabilities designated at fair value through profit or loss	6(7)(24)	5,000	25,000	50,000
Repayment of principal portion of lease liabilities	6(5)(24)	(201)	(193)	(305)
Employee stock options exercised		—	1,356	111
Payments to acquire treasury shares	6(12)	—	—	(10,000)
Net cash flows from financing activities		4,799	26,163	39,806
Effects of exchange rates changes on cash and cash equivalents		(22)	283	896
Net increase in cash and cash equivalents		(3,746)	17,424	50,735
Cash and cash equivalents at beginning of year		14,605	10,859	28,283
Cash and cash equivalents at end of year		$10,859	$28,283	$79,018
The accompanying notes are an integral part of these consolidated financial statements.

PERFECT CORP. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2019 AND 2020
(EXPRESSED IN THOUSANDS OF UNITED STATES DOLLARS, EXCEPT AS
OTHERWISE INDICATED)
1.
History and Organisation

Perfect Corp. (the “Company”) was incorporated in Cayman Islands with limited liability under the International Business Companies Act on February 13, 2015. The Company and its subsidiaries (collectively referred herein as the “Group”) are primarily engaged in the design, development and sales of applications and internet social platform. The apps which mainly developed and operated by the Company were YouCam Makeup, YouCam Perfect, YouCam Fun and YouCam Nails.
2.
The Date of Authorisation for Issuance of the Financial Statements and Procedures for Authorisation

These consolidated financial statements were authorized for issuance by the Board of Directors on March 11, 2022.
3.
Application of New Standards, Amendments and Interpretations

(1)
New and amended standards adopted by the Group

New standards, interpretations and amendments issued by International Accounting Standards Board (the “IASB”) effective from 2020 are as follows:
New Standards, Interpretations and Amendments	Effective date by IASB
Amendments to IAS 1 and IAS 8, ‘Disclosure initiative-definition of material’	January 1, 2020
Amendments to IFRS 3, ‘Definition of a business’	January 1, 2020
Amendments to IFRS 9, IAS 39 and IFRS7, ‘Interest rate benchmark reform’	January 1, 2020
Amendment to IFRS 16, ‘Covid-19-related rent concessions’	June 1, 2020
The above standards and interpretations have no significant impact to the Group’s financial condition and financial performance based on the Group’s assessment.
(2)
New and revised International Financial Reporting Standards not yet adopted

New and amendments to IFRSs which have been published but are not mandatory for the financial period ending December 31, 2020 are listed below:
New Standards, Interpretations and Amendments	Effective date by IASB
Amendments to IFRS 9, IAS39, IFRS7, IFRS4, and IFRS16 ‘Interest rate Benchmark Reform- Phase2’	January 1, 2021
Amendments to IFRS 4, ‘Extension of the Temporary Exemption from Applying IFRS 9’	January 1, 2021
Amendments to IFRS 10 and IAS 28, ‘Sale or contribution of assets between an investor and its associate or joint venture’	To be determined by IASB
Annual improvements to IFRS Standards 2018-2020	January 1, 2022
Amendments to IFRS 3, ‘Reference to the conceptual framework’	January 1, 2022
Amendments to IAS 16, ‘Property, plant and equipment: proceeds before intended use’	January 1, 2022
Amendments to IAS 37, ‘Onerous contracts – cost of fulfilling a contract’	January 1, 2022
Amendments to IAS 1, ‘Classification of liabilities as current or non-current’	January 1, 2023
Amendments to IAS 1, ‘Disclosure of Accounting Policies’	January 1, 2023

New Standards, Interpretations and Amendments	Effective date by IASB
Amendments to IAS 8, ‘Definition of accounting estimate’	January 1, 2023
Amendments to IAS 12, ‘Income Taxes’	January 1, 2023
The above standards and interpretations are not expected to have significant impact to the Group’s financial position and financial performance based on the Group’s assessment.
4.
Summary of Significant Accounting Policies

The principal accounting policies applied in the preparation of these consolidated financial statements are set out below. These policies have been consistently applied to all the periods presented, unless otherwise stated.
(1)
Compliance statement

The consolidated financial statements of the Group have been prepared in accordance with International Financial Reporting Standards as issued by the IASB (“IFRSs”).
(2)
Basis of preparation

A.
The Group has accumulated deficit of $67,221 as of December 31, 2020. Taking into account the amount of cash and cash equivalents on hand as of December 31, 2020, and the redemption right of Series A, Series B and Series C Preferred Shares, the Group will have sufficient funds to support its operations for the next 12 months from the issuance of these consolidated financial statements. As a result, the financial statements are prepared on a going concern basis.

B.
Except for the following items, the consolidated financial statements have been prepared under the historical cost convention:

(a)
Financial assets and financial liabilities (including derivative instruments) at fair value through profit or loss.

(b)
Defined benefit liabilities recognized based on the net amount of pension fund assets less present value of defined benefit obligation.

C.
The preparation of financial statements in conformity with International Financial Reporting Standards requires the use of certain critical accounting estimates. It also requires management to exercise its judgement in the process of applying the Group’s accounting policies. The areas involving a higher degree of judgement or complexity, or areas where assumptions and estimates are significant to the consolidated financial statements are disclosed in Note 5.

(3)
Basis of consolidation

A.
Basis for preparation of consolidated financial statements:

(a)
All subsidiaries are included in the Group’s consolidated financial statements. Subsidiaries are all entities (including structured entities) controlled by the Group. The Group controls an entity when the Group is exposed, or has rights, to variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity. Consolidation of subsidiaries begins from the date the Group obtains control of the subsidiaries and ceases when the Group loses control of the subsidiaries.

(b)
Inter-company transactions, balances and unrealised gains or losses on transactions between companies within the Group are eliminated. Accounting policies of subsidiaries have been adjusted where necessary to ensure consistency with the policies adopted by the Group.

(c)
When the Group loses control of a subsidiary, the Group remeasures any investment retained in the former subsidiary at its fair value. That fair value is regarded as the fair value on initial recognition of a financial asset or the cost on initial recognition of the associate or joint venture. Any difference between fair value and carrying amount is recognized in profit or loss. All amounts previously recognized in other comprehensive income in relation to the subsidiary are reclassified to profit or loss on the same basis as would be required if the related assets or liabilities were disposed of. That is, when the Group loses control of a subsidiary, all gains or losses previously recognized in other comprehensive income in relation to the subsidiary should be reclassified from equity to profit or loss, if such gains or losses would be reclassified to profit or loss when the related assets or liabilities are disposed of.
B.
Subsidiaries included in the consolidated financial statements:

			Ownership (%)
Name of investor	Name of subsidiary	Main business Activities	December 31, 2019	December 31, 2020
The Company	Perfect Mobile Corp. (Taiwan)	Design, development, marketing and sales of mobile applications	100%	100%
The Company	Perfect Corp. (USA)	Marketing and sales of mobile applications	100%	100%
The Company	Perfect Corp. (Japan)	Marketing and sales of mobile applications	100%	100%
The Company	Perfect Corp. (Shanghai)	Marketing and sales of mobile applications	100%	100%
The Company	Perfect Mobile Corp.(B.V.I.)	Investment activities	100%	100%
Perfect Mobile Corp.(B.V.I.)	Perfect Mobile Limited. (Hong Kong)	Prior to 2019: Marketing and sales of mobile applications After 2019: No operation, waiting to be liquidated	100%	100%

C.
Subsidiaries not included in the consolidated financial statements:

None.
D.
Adjustments for subsidiaries with different balance sheet dates:

None.
E.
Significant restrictions:

None.
F.
Subsidiaries that have non-controlling interests that are material to the Group:

None.
(4)
Foreign currency translation

Items included in the financial statements of each of the Group’s entities are measured using the currency of the primary economic environment in which the entity operates (the “functional currency”). The consolidated financial statements are presented in United States dollars, which is the Company’s functional and the Group’s presentation currency.
A.
Foreign currency transactions and balances

(a)
Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the dates of the transactions or valuation where items are remeasured. Foreign exchange gains and losses resulting from the settlement of such transactions are recognized in profit or loss in the period in which they arise.

(b)
Monetary assets and liabilities denominated in foreign currencies at the period end are re-translated at the exchange rates prevailing at the balance sheet date. Exchange differences arising upon re-translation at the balance sheet date are recognized in profit or loss.

(c)
Non-monetary assets and liabilities denominated in foreign currencies held at fair value through profit or loss are re-translated at the exchange rates prevailing at the balance sheet date; their translation differences are recognized in profit or loss. Non-monetary assets and liabilities denominated in foreign currencies held at fair value through other comprehensive income are re-translated at the exchange rates prevailing at the balance sheet date; their translation differences are recognized in other comprehensive income. However, non-monetary assets and liabilities denominated in foreign currencies that are not measured at fair value are translated using the historical exchange rates at the dates of the initial transactions.

(d)
All foreign exchange gains and losses are presented in the statement of comprehensive income within ‘other gains and losses’.

B.
Translation of foreign operations

The operating results and financial position of all the group entities that have a functional currency different from the presentation currency are translated into the presentation currency as follows:
(a)
Assets and liabilities for each balance sheet presented are translated at the closing exchange rate at the date of that balance sheet;

(b)
Income and expenses for each statement of comprehensive income are translated at average exchange rates of that period; and

(c)
All resulting exchange differences are recognized in other comprehensive income.

(5)
Classification of current and non-current items

A.
Assets that meet one of the following criteria are classified as current assets; otherwise they are classified as non-current assets:

(a)
Assets arising from operating activities that are expected to be realised, or are intended to be sold or consumed within the normal operating cycle;

(b)
Assets held mainly for trading purposes;

(c)
Assets that are expected to be realised within twelve months from the balance sheet date;

(d)
Cash and cash equivalents, excluding restricted cash and cash equivalents and those that are to be exchanged or used to settle liabilities more than twelve months after the balance sheet date.

B.
Liabilities that meet one of the following criteria are classified as current liabilities; otherwise they are classified as non-current liabilities:

(a)
Liabilities that are expected to be settled within the normal operating cycle;

(b)
Liabilities arising mainly from trading activities;

(c)
Liabilities that are to be settled within twelve months from the balance sheet date;

(d)
Liabilities for which the repayment date cannot be extended unconditionally to more than twelve months after the balance sheet date. Terms of a liability that could, at the option of the counterparty, result in its settlement by the issue of equity instruments do not affect its classification.
(6)
Cash equivalents

Cash equivalents refer to short-term, highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value. Time deposits that meet the definition above and are held for the purpose of meeting short-term cash commitments in operations are classified as cash equivalents.
(7)
Financial assets at amortised cost

A.
Financial assets at amortised cost are those that meet all of the following criteria:

(a)
The objective of the Group’s business model is achieved by collecting contractual cash flows.

(b)
The assets’ contractual cash flows represent solely payments of principal and interest.

B.
On a regular way purchase or sale basis, financial assets at amortised cost are recognized and derecognized using trade date accounting.

C.
At initial recognition, the Group measures the financial assets at fair value plus transaction costs. Interest income from these financial assets is included in finance income using the effective interest method. A gain or loss is recognized in profit or loss when the asset is derecognized or impaired.

D.
The main portion of financial asset at amortised costs are the Group’s time deposits which do not fall under cash equivalents are those with a short maturity period and are measured at initial investment amount as the effect of discounting is immaterial.

(8)
Accounts receivable

A.
Accounts receivable entitle the Group a legal right to receive consideration in exchange for transferred goods or rendered services.

B.
The short-term accounts receivable without bearing interest are subsequently measured at initial invoice amount as the effect of discounting is immaterial.

(9)
Impairment of financial assets

For financial assets at amortised cost, at each reporting date, the Group recognizes the impairment provision for 12 months expected credit losses if there has not been a significant increase in credit risk since initial recognition or recognizes the impairment provision for the lifetime expected credit losses (ECLs) if such credit risk has increased since initial recognition after taking into consideration all reasonable and verifiable information that includes forecasts. On the other hand, for accounts receivable that do not contain a significant financing component, the Group recognizes the impairment provision for lifetime ECLs.
(10)
Derecognition of financial assets

The Group derecognizes a financial asset when the contractual rights to receive the cash flows from the financial asset expire.
(11)
Inventories

Inventories are stated at the lower of cost and net realisable value. Cost is determined using the weighted-average method. The item by item approach is used in applying the lower of cost and net realisable value. Net realisable value is the estimated selling price in the ordinary course of business, less the estimated cost of completion and applicable variable selling expenses.

(12)
Property, plant and equipment

A.
Property, plant and equipment are initially recorded at cost.

B.
Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Group and the cost of the item can be measured reliably. The carrying amount of the replaced part is derecognized. All other repairs and maintenance are charged to profit or loss during the financial period in which they are incurred.

C.
Property, plant and equipment apply cost model and are depreciated using the straight-line method, except that the accelerated depreciation method is used by the US subsidiary, to allocate their cost over their estimated useful lives. Each part of an item of property, plant, and equipment with a cost that is significant in relation to the total cost of the item must be depreciated separately.

D.
The assets’ residual values, useful lives and depreciation methods are reviewed, and adjusted if appropriate, at each financial year-end. If expectations for the assets’ residual values and useful lives differ from previous estimates or the patterns of consumption of the assets’ future economic benefits embodied in the assets have changed significantly, any change is accounted for as a change in estimate under IAS 8, ‘Accounting Policies, Changes in Accounting Estimates and Errors’, from the date of the change. The estimated useful lives of property, plant and equipment are as follows:

Leasehold improvements	2~3	years (or the lesser of the contract period of the lease)
Machinery	3	years
Office equipment	5	years

(13)
Leasing arrangements (lessee)—right-of-use assets/ lease liabilities

A.
Leases are recognized as a right-of-use asset and a corresponding lease liability at the date at which the leased asset is available for use by the Group. For short-term leases or leases of low-value assets, lease payments are recognized as an expense on a straight-line basis over the lease term.

B.
Lease liabilities include the net present value of the remaining lease payments at the commencement date, discounted using the incremental borrowing interest rate. Lease payments are comprised of fixed payments, less any lease incentives receivable.

The Group subsequently measures the lease liability at amortised cost using the interest method and recognizes interest expense over the lease term. The lease liability is remeasured and the amount of remeasurement is recognized as an adjustment to the right-of-use asset when there are changes in the lease term or lease payments and such changes do not arise from contract modifications.
C.
At the commencement date, the right-of-use asset is stated at cost comprising the amount of the initial measurement of lease liability.

The right-of-use asset is measured subsequently using the cost model and is depreciated from the commencement date to the earlier of the end of the asset’s useful life or the end of the lease term. When the lease liability is remeasured, the amount of remeasurement is recognized as an adjustment to the right-of-use asset.
(14)
Intangible assets

A.
Computer software

Computer software is stated at cost and amortised on a straight-line basis over its estimated useful life of 3 years.

B.
Other intangible assets, mainly composed of royalties which paid for program source code and intellectual property rights, are amortised on a straight-line basis over their estimated useful lives of 3 years.

(15)
Impairment of non-financial assets

The Group assesses at each balance sheet date the recoverable amounts of those assets where there is an indication that they are impaired. An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs to sell or value in use. When the circumstances or reasons for recognizing impairment loss for an asset in prior years no longer exist or diminish, the impairment loss is reversed. The increased carrying amount due to reversal should not be more than what the depreciated or amortised historical cost would have been if the impairment had not been recognized.
(16)
Accounts payable

A.
Accounts payable are liabilities for purchases of goods or services.

B.
The short-term accounts payable without bearing interest are subsequently measured at initial invoice amount as the effect of discounting is immaterial.

(17)
Financial liabilities at fair value through profit or loss

A.
The issuance of the preference shares with the conversion options by the Group was recognized under ‘financial liabilities designated as at fair value through profit or loss on initial recognition’ due to their compound instrument feature. Financial liabilities that meet one of the following criteria are designated as at fair value through profit or loss on initial recognition:

(a)
Hybrid (combined) contracts; or

(b)
They eliminate or significantly reduce a measurement or recognition inconsistency; or

(c)
They are managed and their performance is evaluated on a fair value basis, in accordance with a documented risk management policy.

B.
At initial recognition, the Group measures the financial liabilities at fair value. All related transaction costs are recognized in profit or loss. The Group subsequently measures these financial liabilities at fair value with any gain or loss recognized in profit or loss.

(18)
Derecognition of financial liabilities

A financial liability is derecognized when the obligation specified in the contract is either discharged or cancelled or expires.
(19)
Provisions

Provisions (warranties) are recognized when the Group has a present legal or constructive obligation as a result of past events, and it is probable that an outflow of economic resources will be required to settle the obligation and the amount of the obligation can be reliably estimated. Provisions are measured at the initial estimated amount as the effect of discounting is immaterial.
(20)
Employee benefits

A.
Short-term employee benefits

Short-term employee benefits are measured at the undiscounted amount of the benefits expected to be paid in respect of service rendered by employees in a period and should be recognized as expense in that period when the employees render service.
B.
Pensions

(a)
Defined contribution plans

For defined contribution plans, the contributions are recognized as pension expense when they are due on an accrual basis. Prepaid contributions are recognized as an asset to the extent of a cash refund or a reduction in the future payments.
(b)
Defined benefit plan

i.
Net obligation under a defined benefit plan is defined as the present value of an amount of pension benefits that employees will receive on retirement for their services with the Group in current period or prior periods. The liability recognized in the balance sheet in respect of defined benefit pension plans is the present value of the defined benefit obligation at the balance sheet date less the fair value of plan assets. The net defined benefit obligation is calculated annually by independent actuaries using the projected unit credit method. The rate used to discount is determined by using interest rates of high-quality corporate bonds that are denominated in the currency in which the benefits will be paid, and that have terms to maturity approximating to the terms of the related pension liability; when there is no deep market in high-quality corporate bonds, the Group uses interest rates of government bonds (at the balance sheet date) instead.

ii.
Remeasurements arising on defined benefit plans are recognized in other comprehensive income in the period in which they arise and are recorded as retained earnings.

(21)
Employee share-based payment

For the equity-settled share-based payment arrangements, the employee services received are measured at the fair value of the equity instruments granted at the grant date, and are recognized as compensation cost over the vesting period, with a corresponding adjustment to equity. The fair value of the equity instruments granted shall reflect the impact of market vesting conditions and non-vesting conditions. Compensation cost is subject to adjustment based on the service conditions that are expected to be satisfied and the estimates of the number of equity instruments that are expected to vest under the non-market vesting conditions at each balance sheet date. Ultimately, the amount of compensation cost recognized is based on the number of equity instruments that eventually vest.
(22)
Income tax

A.
The tax expense for the period comprises current and deferred tax. Tax is recognized in profit or loss, except to the extent that it relates to items recognized in other comprehensive income or items recognized directly in equity, in which cases the tax is recognized in other comprehensive income or equity.

B.
The current income tax expense is calculated on the basis of the tax laws enacted or substantively enacted at the balance sheet date in the countries where the Company and its subsidiaries operate and generate taxable income. Management periodically evaluates positions taken in tax returns with respect to situations in accordance with applicable tax regulations. It establishes provisions where appropriate based on the amounts expected to be paid to the tax authorities. An additional tax is levied on the unappropriated retained earnings and is recorded as income tax expense in the year the stockholders resolve to retain the earnings.

C.
Deferred income tax is recognized, using the balance sheet liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the consolidated balance sheet. However, the deferred income tax is not accounted for if it arises from initial recognition of goodwill or of an asset or liability in a transaction other than a business combination that at the time of the transaction affects neither accounting nor taxable profit or loss. Deferred income tax is provided on temporary differences arising on investments in subsidiaries, except where the timing of the reversal of the temporary difference is controlled by the Group and it is probable that the temporary difference will not reverse in the foreseeable future. Deferred income tax is determined using tax rates (and laws) that have been enacted or substantially enacted by the balance sheet date and are expected to apply when the related deferred income tax asset is realised or the deferred income tax liability is settled.
D.
Deferred income tax assets are recognized only to the extent that it is probable that future taxable profit will be available against which the temporary differences can be utilised. At each balance sheet date, unrecognized and recognized deferred income tax assets are reassessed.

E.
Current income tax assets and liabilities are offset and the net amount reported in the balance sheet when there is a legally enforceable right to offset the recognized amounts and there is an intention to settle on a net basis or realise the asset and settle the liability simultaneously. Deferred income tax assets and liabilities are offset on the balance sheet when the entity has the legally enforceable right to offset current tax income assets against current income tax liabilities and they are levied by the same taxation authority on either the same entity or different entities that intend to settle on a net basis or realise the asset and settle the liability simultaneously.

(23)
Share capital

A.
Ordinary shares are classified as equity. Incremental costs directly attributable to the issue of new shares or stock options are shown in equity as a deduction, net of tax, from the proceeds.

B.
Where the Company repurchases the Company’s equity share capital that has been issued, the consideration paid, including any directly attributable incremental costs (net of income taxes) is deducted from equity attributable to the Company’s equity holders.

(24)
Revenue recognition

A.
The Group’s main revenue types are granting licences of mobile applications or platforms and advertising services. Granting licences of mobile applications or platforms are further divided into three major revenue streams: (1) designing/creating apps to business customers; (2) providing online web consultation services to business customers and providing premium functions in apps to individual customers; and (3) licensing self-developed technologies to business customers.

B.
In terms of A-(1) designing/creating apps to business customers, the Group delivers services based on customers’ requests. Once the customer accepts and the customized apps or licenses have been transferred, no further upgrade or revision service would be made by the Group. The customer receives and consumes the benefits provided by the Group at the point the customized apps or licenses have been transferred to them. Those services are only created for the specific customer without alternative use to the Group, and the right to payment is irrelevant to the performance obligation’s milestone. As a result, revenue is recognized at a point in time.

C.
In terms of A-(2) providing online web consultation services to business customers and providing premium functions in apps to individual customers, customers simultaneously receive and consume the benefits provided by the Group’s performance. The Group applied output methods to recognize revenue on the straight-line basis through the contract period. Those services provided by the Group would be realised evenly during the contract period (generally one year). The control of the services transfers from the Group to customers through the contract period, the performance obligation satisfied over time. As a result, revenue is recognized over time. Additionally, the Group is considered as a principal on providing premium functions in apps to individual customers given that the Group is obliged to provide services to its customers and the Group has the right to determine the selling price of the service.

D.
In terms of A-(3) licensing self-developed technologies to business customers, the Group promises to provide a right to use the Group’s intellectual property as that intellectual property exists at the point in time at which the licence is granted to the customer. The customer can direct the use of, and obtain substantially all of the remaining benefits from, the licence at the point in time at which the licence transfers.
E.
In terms of advertising services, consideration of such service is determined based on the frequency of click (usage-based) of the advertisement, should be treated as a variable consideration. Through the broadcasting of advertisement, the control of the services transfers from the Group to customers through the contract period, the performance obligation is satisfied over time. Customers simultaneously receive and consume the benefits provided by the advertisement broadcast. As a result, revenue is recognized over time.

F.
When the Group enters into contracts which contain multiple performance obligations including A-(1) to A-(3), the Group allocates the transaction price to each performance obligation on a relative stand-alone selling price basis. The stand-alone selling price is the price at which the Group sells a good or service separately to a customer.

(25)
Cost of sales and services

Cost of sales and services primarily consists of costs related to platform commission fees paid to platform owners, payroll costs directly related to sales and services activities and costs of sales of products.
(26)
Government grants

Government grants are recognized at their fair value only when there is reasonable assurance that the Group will comply with any conditions attached to the grants and the grants will be received. Government grants are recognized in profit or loss on a systematic basis over the periods in which the Group recognizes expenses for the related costs for which the grants are intended to compensate.
(27)
Operating segments

Operating segments are reported in a manner consistent with the economic characteristics as well as types of products and services from which each operating segment derives its revenues, and the internal reporting provided to the chief operating decision maker. The Group’s chief operating decision maker, who is responsible for allocating resources and assessing performance of the operating segments, has been identified as the CEO (who is also the chairman of the Board of Directors) that makes strategic decisions.
Although the Group has multiple operating segments by geography, the management takes the aggregation criteria outlined in Paragraphs 11 to 14 of IFRS 8 into consideration to determine the reportable operating segments. The judgements made by management in applying the aggregation criteria are based on the similarity of economic characteristics of these operating segments—(a) the nature of the services: The operating segments grant license of mobile applications or platforms and provide advertising services for their customers; (b) the type or class of customer for their services: The customer types of operating segments are mainly cosmetics companies and social media companies with high similarity in industry; (c) the methods used to provide their services: The services provided are mainly customized software. Perfect Mobile Corp., the Taiwan segment, serves as the core center of research, development, and design, and then all operating segments—including Perfect Mobile Corp. itself—deliver those services to their customers. All operating segments follow the same service providing process. In light of the qualitative and quantitative criteria, the Group concluded that it has only one reportable operating segment.
5.
Critical Accounting Judgements, Estimates and Key Sources of Assumption Uncertainty

The preparation of these consolidated financial statements requires management to make critical judgements in applying the Group’s accounting policies and make critical assumptions and estimates concerning future events. Assumptions and estimates may differ from the actual results and are continually evaluated and adjusted based on historical experience and other factors. Such assumptions and estimates have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year; and the related information is addressed below:
(1)
Critical judgements in applying the Group’s accounting policies:

A.
Preference shares

The classification of preference shares is determined based on its nature and rights which is described in the Shareholders Agreement. Preference shares are classified as liabilities when it is convertible to a variable number of its equity instruments or an unconditional obligation to deliver cash or another financial asset exist. Pursuant to the Shareholders Agreement, the Group has no unconditional right to avoid delivering cash to settle its contractual obligations. Pursuant to the Shareholders Agreement, in the event of either Deemed Liquidation Event or execution of Redemption Rights are not controllable by the Group, the Group has no unconditional right to avoid delivering cash to settle its contractual obligations. Furthermore, given the conversion price might be further adjusted based on the Shareholders Agreement, the Group has, or might have, a contractual obligation to deliver a variable number of its equity instruments. As a result, the preference shares are classified as financial liabilities.
B.
Revenue recognition at a point in time or over time

The Group recognizes the revenue by determining whether the performance obligations are satisfied at a point in time or over time. In terms of designing/creating apps for customers and licensing self-developed technologies to customers, the Group recognized revenue at the point when customized apps or licences are transferred to its customers, which customers obtain control over the customized apps or licences simultaneously with no further maintenance or other services to be provided by the Group. In terms of providing online web consultation services and providing premium functions in apps, the Group delivers services to its customers and recognized revenue within the contract period on a straight-line basis. The Group grants access of its server or apps to its customers and is obliged to maintain the services operational through the contract period. The access is terminated once the contract expires and no further extension were made by both parties. After termination of the contract, the customers can no longer have access to the server or apps. As a result, based on the different feature of the services, the Group recognized revenue at a point in time or overtime, respectively.
(2)
Critical accounting estimates and assumptions:

Fair value measurement of convertible preference shares
The issuance of convertible preference shares by the Group was recognized under ‘financial liabilities designated as at fair value through profit or loss on initial recognition’ due to their compound instrument feature. The fair value of convertible preference shares is determined considering those companies’ recent funding raising activities and technical development status, fair value assessment of other companies of the same type, market conditions and other economic indicators existing on balance sheet date. Any changes in these judgements and estimates will impact the fair value measurement of these convertible preference shares. Please refer to Note 12(4) for the financial instruments fair value information.
As of December 31, 2019 and 2020, the carrying amounts of the Group’s convertible preference shares were $56,405 and $108,427, respectively.

6.
Details of Significant Accounts

(1)
Cash and cash equivalents

	December 31, 2019	December 31, 2020
Petty cash	$1	$1
Checking accounts	4,482	7,866
Demand deposits	16,279	56,315
Time deposits	7,511	14,800
Others	10	36
	$28,283	$79,018
The Group transacts with a variety of financial institutions all with high credit quality to disperse credit risk, so it expects that the probability of counterparty default is remote.
(2)
Current financial assets at amortised cost

Items	December 31, 2019	December 31, 2020
Current items:
Restricted deposits	$374	$—
Time deposits with maturity over three months	7,800	—
	$8,174	$—

A.
Amounts recognized in profit or loss in relation to financial assets at amortised cost are listed below:

	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2020
Interest income	$4	$72	$117
As at December 31, 2019 and 2020, without taking into account other credit enhancements, the maximum exposure to credit risk in respect of the amount that best represents the financial assets at amortised cost held by the Group was $8,174 and $0, respectively.
B.
For a subsidy program provided by Industrial Development Bureau, Ministry of Economic Affairs, the Group applied for a letter of performance guarantee issued by the bank in September 2018, and pledged time deposits as collateral at the same time. The subsidy program was ended in June 2020, and the Group retrieved the letter of performance guarantee, as well as redeemed the pledge of time deposits in November 2020. As of December 31, 2019 and 2020, cash and cash equivalents amounting to $374 and $0 were pledged to others as collateral, respectively, and were classified as ‘current financial assets at amortised cost’. Details of the Group’s financial assets at amortised cost pledged to others as collateral are provided in Note 8.

C.
Information relating to credit risk of financial assets at amortised cost is provided in
Note 12(3).

(3)
Accounts receivable

	December 31, 2019	December 31, 2020
Accounts receivable	$6,211	$5,509

A.
The ageing analysis of accounts receivable is as follows:

	December 31, 2019	December 31, 2020
Not past due	$5,756	$4,980
Up to 30 days	61	290
31 to 90 days	382	140
91 to 180 days	3	90
Over 181 days	9	9
	$6,211	$5,509
The above ageing analysis was based on days overdue.
B.
As at December 31, 2019 and 2020, accounts receivable were all from contracts with customers. And as at January 1, 2019, the balance of receivables from contracts with customers amounted to $2,811.

C.
As at December 31, 2019 and 2020, without taking into account other credit enhancements, the maximum exposure to credit risk in respect of the amount that best represents the Group’s accounts receivable was $6,211 and $5,509, respectively.

D.
Information relating to credit risk of accounts receivable is provided in Note 12(3).

(4)
Property, plant and equipment

	2019
	Leasehold Improvements	Machinery	Office equipment	Total
At January 1
Cost	$299	$233	$17	$549
Accumulated depreciation	(170)	(95)	(6)	(271)
	$129	$138	$11	$278
Opening net book amount	$129	$138	$11	$278
Additions	56	135	3	194
Cost of disposals	—	—	(1)	(1)
Accumulated depreciation on disposals	—	—	1	1
Depreciation expense	(52)	(60)	(5)	(117)
Net exchange differences	4	5	1	10
Closing net book amount	$137	$218	$10	$365
At December 31
Cost	$365	$377	$20	$762
Accumulated depreciation	(228)	(159)	(10)	(397)
	$137	$218	$10	$365

	2020
	Leasehold Improvements	Machinery	Office equipment	Total
At January 1
Cost	$365	$377	$20	$762
Accumulated depreciation	(228)	(159)	(10)	(397)
	$137	$218	$10	$365
Opening net book amount	$137	$218	$10	$365
Additions	86	125	4	215
Cost of disposals	—	(68)	—	(68)
Accumulated depreciation on disposals	—	68	—	68
Depreciation expense	(54)	(92)	(4)	(150)
Net exchange differences	8	13	1	22
Closing net book amount	$177	$264	$11	$452
At December 31
Cost	$473	$457	$24	$954
Accumulated depreciation	(296)	(193)	(13)	(502)
	$177	$264	$11	$452
The Group has no property, plant and equipment pledged to others.
(5)
Leasing arrangements—lessee

A.
The Group’s leased assets are offices. Rental contracts are typically made for periods of 2 to 3 years. Lease terms are negotiated on an individual basis and contain a wide range of different terms and conditions. Except that leased assets may not be used as security for borrowing purposes, leased assets may not be subleased, sold or borrowed to others or corporates in any methods.

B.
Short-term leases with a lease term of 12 months or less comprise offices located in United States, Japan and China. On December 31, 2018, 2019 and 2020, payments of lease commitments for short-term leases amounted to $53, $107 and $95, respectively.

C.
The movements of right-of-use assets of the Group during the 2019 and 2020 are as follows:

	2019	2020
	Buildings	Buildings
At January 1
Cost	$280	$540
Accumulated depreciation	(197)	(133)
	$83	$407
At January 1	83	407
Additions	523	201
Cost of derecognition	(83)	—
Derecognized accumulated depreciation	83	—
Depreciation expense	(211)	(306)
Net exchange differences	12	17
Closing net book amount	$407	$319
At December 31
Cost	$540	$776
Accumulated depreciation	(133)	(457)
	$407	$319

D.
Lease liabilities relating to lease contracts:

	December 31, 2019	December 31, 2020
Total lease liabilities	$426	$340
Less: current portion (shown as ‘current lease liabilities’)	(247)	(225)
	$179	$115

E.
The information on profit and loss accounts relating to lease contracts is as follows:

	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2020
Items affecting profit or loss
Interest expense on lease liabilities	$3	$5	$9
Expense on short-term lease contracts	50	124	292
	$53	$129	$301

F.
For the years ended December 31, 2018, 2019 and 2020, the Group’s total cash outflow for leases were $254, $322 and $606, respectively, including the interest expense on lease liabilities amounting to $3, $5 and $9, expense on short-term lease contracts amounting to $50, $124 and $292, and repayments of principal portion of lease liabilities amounting to $201, $193 and $305, respectively.

(6)
Intangible assets

	2019
	Software	Other intangible assets	Total
At January 1
Cost	$139	$3,177	$3,316
Accumulated amortisation	(81)	(3,146)	(3,227)
	$58	$31	$89
Opening net book amount	$58	$31	$89
Additions	42	—	42
Amortisation charge	(35)	(31)	(66)
Net exchange differences	1	—	1
Closing net book amount	$66	$—	$66
At December 31
Cost	$186	$3,177	$3,363
Accumulated amortisation	(120)	(3,177)	(3,297)
	$66	$—	$66

	2020
	Software	Other intangible assets	Total
At January 1
Cost	$186	$3,177	$3,363
Accumulated amortisation	(120)	(3,177)	(3,297)
	$66	$—	$66
Opening net book amount	$66	$—	$66
Additions	—	77	77
Amortisation charge	(36)	—	(36)
Net exchange differences	3	3	6
Closing net book amount	$33	$80	$113
At December 31
Cost	$196	$3,257	$3,453
Accumulated amortisation	(163)	(3,177)	(3,340)
	$33	$80	$113
Details of amortisation on intangible assets are as follows:
	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2020
Research and development expenses	$568	$51	$36
General and administrative expenses	58	15	—
	$626	$66	$36

(7)
Financial liabilities at fair value through profit or loss

Items	December 31, 2019	December 31, 2020
Non-current items:
Financial liabilities designated as at fair value through profit or loss
Preference share liabilities	$55,469	$105,469
Add: Valuation adjustment	936	2,958
	$56,405	$108,427

A.
Amounts recognized in profit or loss in relation to financial liabilities at fair value through profit or loss are as follows:

	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2020
Financial liabilities held for trading Warrants	($79)	$—	$—
Financial liabilities designated as at fair value through profit or loss
Preference share liabilities	—	(936)	(2,022)
	($79)	($936)	($2,022)

B.
As of December 31, 2020, the Company has issued a total of $105,000 of convertible preference shares with no maturity for five rounds in total. The details are as follows:

(a)
In the end of July 2017, the Company issued 31,427 thousand shares of convertible preference shares (Series A) which was converted from convertible bonds that the Company issued on November 9, 2016. The Company issued $10,000 of convertible bonds with an interest rate of 0% per annum. The bonds matured 0.81 years from November 9, 2016 to August 31, 2017 and would be redeemed in cash at the face value at the maturity date. The bondholders have the right to ask for conversion of the bonds into convertible preference shares of the Company. On July 7, 2017, the Board of Directors, during the meeting, resolved that if bondholders convert the bonds into the convertible preference shares before the end of July 2017, all of the original bondholders would be granted a stock warrant (Series A warrant) on a pari passu basis to purchase a certain quantity of additional preference shares at the initial conversion price, to be fully exercised prior to the end of May 2018. The Series A warrant could subscribe preference shares (Series A) at a 2 for 1 basis. The convertible bonds were fully converted into convertible preference shares (Series A) in the end of July 2017. However, the Company reissued stock warrants with same conditions to replace the initial stock warrants, which were exercisable by November 30, 2018, as resolved at the meeting of the Board of Directors on May 31, 2018.
(b)
On October 17, 2017, the Company issued 47,140 thousand shares of convertible preference shares (Series A-1) with a total issuance amount of $15,000.

(c)
On November 19, 2018, the Company issued 15,713 thousand shares of convertible preference shares (Series A) which were wholly-acquired by the holders of stock warrants (Series A warrant) with a total exercise price of $5,000. All series A warrants has been exercised.

(d)
On July 8, 2019, the Company issued 73,206 thousand shares of convertible preference shares (Series B) with a total issuance amount of $25,000.

(e)
On December 11, 2020, the Company issued 74,844 thousand shares of convertible preference shares (Series C-1 and C-2) with a total issuance amount of $50,000.

C.
The issuance of convertible preference shares by the Company amounting to $56,405 and $108,427 was recognized under ‘financial liabilities designated as at fair value through profit or loss on initial recognition’ on December 31, 2019 and 2020, respectively, due to their compound instrument feature.

When the Company issued the convertible preference shares (Series C-1 and C-2), some of the issuance terms were amended. The initial convertible preference shareholders (Series A, Series A-1 and Series B) can apply the issuance terms retrospectively.
D.
The rights, preferences and privileges of the preferred shares are as follows:

Liquidation preferences
(a)
In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company or any Deemed Liquidation Event, the assets of the Company or the consideration of the Deemed Liquidation Event available for distribution to its shareholders, as the case may be, shall be distributed among the shareholders.

(b)
The convertible preference shares should be repaid first at 150% of the issuing price but with the residual value as the limit. The ranking of claims are holders of convertible preference shares (Series C), holders of convertible preference shares (Series B) and holders of convertible preference shares (Series A).

(c)
If a merger or reorganisation of the Company occurred, such events shall be deemed as Deemed Liquidation Event. The majority of convertible preference shareholders, voting as a single class, may elect not to apply the process of liquidation in the event of a Deemed Liquidation Event. Thus, if an uncertain event occurred in the future, the Company has a contractual obligation to deliver cash to convertible preference shareholders.

Conversion rights
(a)
The conversion price of the convertible preference shares is the initial acquisition price, and is subject to adjustments if the condition of the anti-dilution provision occurs subsequently. The conversion price will be reset based on the pricing model specified in the terms of conversion. Accordingly, the Company has a contractual obligation to deliver a variable number of its own equity instruments to convertible preference shareholders.

(b)
The convertible preference shareholders have the right to ask for conversion of the preference shares into common shares of the Company from the issuance date. The rights and obligations of the new shares converted from the preference shares are the same as the issued and outstanding common shares.

(c)
Without any action being required by the holder, each preferred share should automatically be converted into common shares (a) immediately upon the closing of an IPO, based on the applicable conversion price in effect at the time of the closing of such IPO; (b) at the election of holders of a majority of the preferred shares and their conversion shares if converted, voting as a single class on an as-converted to common share but not fully-diluted basis; or (c) if the Board of Directors duly approves in accordance with the shareholders agreement and these articles the commencement of an IPO process by the Company in Taiwan.

(d)
The diluted effect of preferred shares as of December 31, 2020 was 170,169 thousand shares.

Redemption rights
(a)
In the following events, the convertible preference shareholders have the right to require the Company to redeem convertible preference shares:

i.
Before 2026 ends, if the Company does not publicly issue shares at specific price, sell at least half of the business or the first majority shareholder sells its shares, the holders of convertible preference shares (Series C) could exercise its redeemable right;

ii.
If there’s any material breach by the Company, in contravention of any applicable laws, fraud or the main holders of convertible preference shares (Series B) exercise its redeemable rights, all the holders of convertible preference shares could exercise the redemption right;

iii.
If there’s any material breach by the Company of the Business Cooperation Agreement, then the main holders of convertible preference shares (Series B) should be entitled to the right to exercise its redemption rights.

The principal terms of Business Cooperation Agreement are as follows:
(1)
The Company’s operations in mainland China should be discussed with the holder of convertible preference shares (Series B) before commencement, and the Company shall engage the holder of convertible preference shares (Series B) as the priority business partner.

(2)
If the following conditions are met, the holder of convertible preference shares (Series B) shall engage the Company as the priority business partner in beauty & cosmetic augmented reality business:

(i)
The Company maintains its position as leading company in the industry.

(ii)
The holder of convertible preference shares (Series B) holds the Company’s shares more than 10% of total shares.

iv.
If the Company or subsidiary in Taiwan violates the PRC Investment Regulation,

the main holders of the convertible preference shares (Series C) could exercise the redemption right.
v.
At any time after the occurrence of any of the abovementioned events, any Series A Holder, Series B Holder and Series C Holder may give a written notice (Redemption Notice) to the Company requesting redemption by the Company of all or part of its Equity Securities in the Company in accordance terms and conditions set forth in the Shareholders Agreement. If any Series A Holder, Series B Holder or Series C Holder exercises its right to require redemption by the Company of its Equity Securities, the Company should notify all other Series A Holders, Series B Holders and Series C Holders within ten calendar days after receipt of the Redemption Notice, and such Series A Holders, Series B Holders and Series C Holders may within ten calendar days thereafter elect to request the Company to redeem any or all of the outstanding Equity Securities of the Company held by them.

(b)
The redemption price for each redemption share redeemed should be:

i.
In scenario i, ii and iv, the Company should redeem the preferred shares at the initial issuance price plus 8% compound interest and dividends declared not paid yet;

ii.
In scenario iii, the Company should redeem the preferred shares at the initial issuance price plus 20% interest and dividends declared not paid yet.

Voting rights
(a)
Each shareholder shall be entitled to cast the number of votes equal to the number of the common shares and the number of the common shares into which the preferred shares it holds are convertible as of the record date for determining the shareholders entitled to vote on such matter or, if no record date is specified, as of the date of such vote.

(b)
In the event that prior to the consummation of an IPO, the holders of at least a majority of the preferred shares on an as converted to common share but not fully-diluted basis (collectively, the “Dragging Shareholders”) approve a transaction or a series of related transactions, in which a person, or a group of related persons, acquires a majority of the equity securities, assets, undertaking or voting power of the Company (either by way of transfer, acquisition, merger, consolidation, scheme of arrangement, amalgamation or otherwise) at a specific price agreed in Series C Preferred Share Subscription Agreement, then each shareholder and the Company shall sell the equity securities of the Group.

Dividends
(a)
The Company should not declare, pay or set aside any dividends on shares unless preference shares holders has received non-cumulative dividends. The ranking of claims are holders of convertible preference shares (Series C), holders of convertible preference shares (Series B), holders of convertible preference shares (Series A), and the holders of common shares.

(b)
The non-cumulative dividends should be declared at the simple rate of four percent (4%) or of the amount each preferred shareholder would have received had the Company distributed the dividends to all shareholders on a pro rata basis, prior and in preference to any other shareholders, whichever is higher.

(c)
The dividends payable on each common share issuable upon the conversion of a preferred share, calculated on the record date for determination of holders entitled to receive such dividend.

Business Cooperation Agreement (Series B only)
The Company entered into a Business Cooperation Agreement with the main holders of convertible preference shares (Series B) under the initial preference share contract. In the event of any material breach of the Business Cooperation Agreement by the Group, the main holders of convertible preference shares (Series B) have the right to require the Company to redeem convertible preference shares at the initial issuance price plus 20% interest and dividends declared not paid yet.
(8)
Other payables

	December 31, 2019	December 31, 2020
Employee bonus	$2,392	$2,859
Payroll	1,280	1,637
Promotional fees	346	854
Professional service fees	351	643
Sales VAT payables	389	452
Post and telecommunications expenses	147	186
Commission expenses	91	33
Others	371	300
	$5,367	$6,964

(9)
Provisions

2020
Warranty
At January 1	$—
Additional provisions	780
Used during the year	(315)
Net exchange differences	15
At December 31	$480
Analysis of total provisions:
December 31, 2020
Current	$480
The Group enters into the contract with customers with warranties on services provided. The warranties (loss indemnification) provide customers with assurance that the related services will function as agreed by both parties. Provision for warranty is estimated based on historical warranty data, other known events and management’s judgement. The Group recognizes such expenses within ‘Cost of sales and services’ when related services are provided. Any changes in industry circumstances might affect the provisions. Provisions shall be paid when the payment is actually claimed.
(10)
Pensions

A.
Defined benefit plan

(a)
The Group’s subsidiary Perfect Mobile Corp. (Taiwan) was incorporated in Taiwan, which has a defined benefit pension plan in accordance with the Labor Standards Act, covering all regular foreign employees’ service years. Under the defined benefit pension plan, two units are accrued for each year of service for the first 15 years and one unit for each additional year thereafter, subject to a maximum of 45 units. Pension benefits are based on the number of units accrued and the average monthly salaries and wages of the last 6 months prior to retirement. Perfect Mobile Corp. (Taiwan) contributes monthly an amount equal to 2% of the employees’ monthly salaries and wages to the retirement fund deposited with Bank of Taiwan, the trustee, under the name of the independent retirement fund committee. Also, Perfect Mobile Corp. (Taiwan) would assess the balance in the aforementioned labor pension reserve account by December 31, every year. If the account balance is insufficient to pay the pension calculated by the aforementioned method, to the employees expected to qualify for retirement in the following year, Perfect Mobile Corp. (Taiwan) will make contributions for the deficit by next March.
(b)
The amounts recognized in the balance sheet are as follows:

	December 31, 2019	December 31, 2020
Present value of defined benefit obligations	($45)	($84)
Fair value of plan assets	4	7
Net defined benefit liability	($41)	($77)

(c)
Movements in net defined benefit liability are as follows:

	2019
	Present value of defined benefit obligations	Fair value of plan assets	Net defined benefit liability
At January 1	($18)	$2	($16)
Current service cost	(1)	—	(1)
	(19)	2	(17)
Remeasurements:
Change in demographic assumptions	(17)	—	(17)
Change in financial assumptions	(2)	—	(2)
Experience adjustments	(6)	—	(6)
	(25)	—	(25)
Pension fund contribution	—	2	2
Net exchange differences	(1)	—	(1)
Balance at December 31	($45)	$4	($41)
	2020
	Present value of defined benefit obligations	Fair value of plan assets	Net defined benefit liability
At January 1	($45)	$4	($41)
Current service cost	(1)	—	(1)
	(46)	4	(42)
Remeasurements:
Change in demographic assumptions	(14)	—	(14)
Change in financial assumptions	(10)	—	(10)
Experience adjustments	(12)	—	(12)
	(36)	—	(36)
Pension fund contribution	—	2	2
Net exchange differences	(2)	1	(1)
Balance at December 31	($84)	$7	($77)

(d)
The Bank of Taiwan was commissioned to manage the Fund of Perfect Mobile Corp. (Taiwan)’s defined benefit pension plan in accordance with the Fund’s annual investment and utilisation plan and the “Regulations for Revenues, Expenditures, Safeguard and

Utilisation of the Labor Retirement Fund” (Article 6: The scope of utilisation for the Fund includes deposit in domestic or foreign financial institutions, investment in domestic or foreign listed, over-the-counter, or private placement equity securities, investment in domestic or foreign real estate securitization products, etc.). With regard to the utilisation of the Fund, its minimum earnings in the annual distributions on the final financial statements shall be no less than the earnings attainable from the amounts accrued from two-year time deposits with the interest rates offered by local banks. If the earnings is less than aforementioned rates, government shall make payment for the deficit after being authorized by the Regulator. Perfect Mobile Corp. (Taiwan) has no right to participate in managing and operating that fund and hence Perfect Mobile Corp. (Taiwan) is unable to disclose the classification of plan assets fair value in, accordance with IAS 19 paragraph 142. The composition of fair value of plan assets as of December 31, 2019 and 2020 is given in the Annual Labor Retirement Fund Utilisation Report announced by the government.
(e)
The principal actuarial assumptions used were as follows:

	Year ended December 31, 2019	Year ended December 31, 2020
Discount rate	1.00%	0.45%
Future salary increases	3.00%	3.00%
Future mortality rate was estimated based on the 5th Taiwan Standard Ordinary Experience Mortality Table.
Because the main actuarial assumption changed, the present value of defined benefit obligation is affected. The analysis was as follows:
	Discount rate		Future salary increases
	Increase 0.25%	Decrease 0.25%	Increase 0.25%	Decrease 0.25%
December 31, 2019
Effect on present value of defined benefit obligation	($3)	$3	$3	($3)
December 31, 2020
Effect on present value of defined benefit obligation	($5)	$6	$6	($5)
The sensitivity analysis above is based on one assumption which changed while the other conditions remain unchanged. In practice, more than one assumption may change all at once. The method of analysing sensitivity and the method of calculating net pension liability in the balance sheet are the same.
The methods and types of assumptions used in preparing the sensitivity analysis did not change compared to the previous period.
(f)
Expected contributions to the defined benefit pension plans of Perfect Mobile Corp. (Taiwan) for the year ending December 31, 2021 amount to $5.

(g)
As of December 31, 2020, the weighted average duration of the retirement plan is 26 years. The analysis of timing of the future pension payment was as follows:

Within 1 year	$—
1-5 year(s)	—
Over 5 years	95
$95

B.
Defined contribution plans

(a)
Perfect Mobile Corp. (Taiwan) has established a defined contribution pension plan (the “New Plan”) under the Labor Pension Act (the “Act”), covering all regular employees with R.O.C. nationality. Under the New Plan, Perfect Mobile Corp. (Taiwan) contributes monthly an amount based on 6% of the employees’ monthly salaries and wages to the employees’ individual pension accounts at the Bureau of Labor Insurance. The benefits accrued are paid monthly or in lump sum upon termination of employment.

(b)
The pension costs under defined contribution pension plan of Perfect Mobile Corp. (Taiwan) for the years ended December 31, 2018, 2019 and 2020 were $290, $319, and $389, respectively.

(c)
The pension costs under local government law of other foreign subsidiaries for the years ended December 31, 2018, 2019 and 2020 were $70, $74, and $90, respectively.

(11)
Share-based payment

A.
For the year ended December 31, 2020, the Group’s share-based payment arrangements were as follows:

Type of arrangement	Grant date	Quantity granted (units in thousands)	Contract period	Vesting conditions
Employee stock options	2015.9.1	15,540	Four years and one month	2 years’ service: exercise 50% 3 years’ service: exercise 75% 4 years’ service: exercise 100%
Employee stock options	2016.10.1	3,229	Four years and one month	2 years’ service: exercise 50% 3 years’ service: exercise 75% 4 years’ service: exercise 100%
Employee stockoptions	2018.7.31	11,575	Four years and one month	2 years’ service: exercise 50% 3 years’ service: exercise 75% 4 years’ service: exercise 100%
Employee stock options	2019.1.15	1,112	Four years and one month	2 years’ service: exercise 50% 3 years’ service: exercise 75% 4 years’ service: exercise 100%
Employee stock options	2019.5.1	8,970	Five years	2 years’ service: exercise 50% 3 years’ service: exercise 75% 4 years’ service: exercise 100%
The share-based payment arrangements above are settled by equity.
B.
Details of the share-based payment arrangements are as follows:

	2018		2019		2020
	No. of options (units in thousands)	Weighted- average exercise price (in dollars)	No. of options (units in thousands)	Weighted- average exercise price (in dollars)	No. of options (units in thousands)	Weighted- average exercise price (in dollars)
Options outstanding at January 1	18,769	$0.10	28,703	$0.10	24,550	$0.17
Options granted	11,575	0.10	10,082	0.28	—	—
Options forfeited	(1,641)	0.10	(673)	0.14	(399)	0.17
Options exercised	—	—	(13,562)	0.10	(1,105)	0.10
Options outstanding at December 31	28,703	0.10	24,550	0.17	23,046	0.18
Options exercisable at December 31	12,365		3,024		7,881

C.
The weighted-average exercise price of stock options at exercise dates for the years ended December 31, 2018, 2019 and 2020 was $0.1 (in dollars).

D.
As of December 31, 2018, 2019 and 2020, the range of exercise prices of stock options outstanding was $0.1, $0.1 ~ $0.3 and $0.1 ~ $0.3 (in dollars), respectively; the weighted-average remaining contractual period was 2.02 years, 2.22 ~ 4.33 years and 1.71 ~ 3.33 years, respectively.

E.
The fair value of stock options granted on grant date is measured using the Black-Scholes option-pricing model. Relevant information is as follows:

Type of arrangement	Grant date	Stock price (in dollars)	Exercise price (in dollars)	Expected price volatility	Expected option life	Expected dividends	Risk-free interest rate	Fair value per unit (in dollars)
Employee stock options	2015.9.1	$0.0564	$0.1000	42.03%	3.42	0.00%	1.11%	$0.0080
Employee stock options	2016.10.1	0.1297	0.1000	42.25%	3.42	0.00%	0.93%	0.0530
Employee stock options	2018.7.31	0.1386	0.1000	40.34%	3.42	0.00%	2.79%	0.0620
Employee stock options	2019.1.15	0.1777	0.1000	39.29%	3.42	0.00%	2.52%	0.0947
Employee stock options	2019.5.1	0.1777	0.3000	39.31%	3.88	0.00%	2.29%	0.0295

Note:
Expected price volatility rate was estimated by using historical volatility record of similar entities as the stock has no quoted market price.

F.
Expenses incurred on share-based payment transactions are shown below:

	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2020
Equity settled	$254	$394	$336

(12)
Share capital

A.
As of December 31, 2018, the Company’s authorized capital was $60,000, consisting of 600,000 thousand shares of stock (including 45,000 thousand shares reserved for employee stock options), and the paid-in capital was $30,000, consisting of 300,000 thousand shares of ordinary stock with a par value of $ 0.1 (in dollars) per share. All proceeds from shares issued have been collected.

As of December 31, 2019, the Company’s authorized capital was $75,000, consisting of 750,000 thousand shares of stock (including 45,000 thousand shares reserved for employee stock options), and the paid-in capital was $31,356, consisting of 313,562 thousand shares of ordinary stock with a par value of $ 0.1 (in dollars) per share. All proceeds from shares issued have been collected.
As of December 31, 2020, the Company’s authorized capital was $82,000, consisting of 820,000 thousand shares of stock (including 45,000 thousand shares reserved for employee stock options), and the paid-in capital was $29,840, consisting of 298,397 thousand shares of ordinary stock with a par value of $ 0.1 (in dollars) per share. All proceeds from shares issued have been collected.
B.
Movements in the number of the Company’s shares outstanding (Units: share in thousands) are as follows:

	2018	2019	2020
At January 1	300,000	300,000	313,562
Employee stock options exercised	—	13,562	1,105
Shares retired	—	—	(16,270)
At December 31	300,000	313,562	298,397

C.
On December 11, 2020, the Board of Directors resolved to repurchase the Company’s outstanding shares. The treasury shares amounted to 16,270 thousand shares with a consideration in the amount of $10,000 was repurchased from the Company’s employees. The shares were retired on December 18, 2020.

(13)
Capital surplus

Except as required by the Company’s Articles of Incorporation or Cayman’s law, capital surplus shall not be used for any other purpose but covering accumulated deficit. Capital surplus should not be used to cover accumulated deficit unless the legal reserve is insufficient.
(14)
Accumulated deficits

Under the Company’s Articles of Incorporation, distribution of earnings would be based on the Company’s operating and capital needs.
(15)
Revenue

	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2020
Revenue from contracts with customers	$11,560	$22,930	$29,873

A.
Disaggregation of revenue from contracts with customers

(a)
The Group derives revenue from the transfer of goods and services over time and at a point in time in the following geographical regions:

2018	United States	Japan	France	Others	Total
Revenue from external customer contracts	$4,537	$1,007	$1,438	$4,578	$11,560
Timing of revenue recognition
At a point in time	$2,556	$628	$693	$2,485	$6,362
Over time	1,981	379	745	2,093	5,198
	$4,537	$1,007	$1,438	$4,578	$11,560

2019	United States	Japan	France	Others	Total
Revenue from external customer contracts	$12,282	$2,677	$2,245	$5,726	$22,930
Timing of revenue recognition
At a point in time	$7,210	$888	$607	$3,590	$12,295
Over time	5,072	1,789	1,638	2,136	10,635
	$12,282	$2,677	$2,245	$5,726	$22,930
2020	United States	Japan	France	Others	Total
Revenue from external customer contracts	$14,965	$3,236	$3,219	$8,453	$29,873
Timing of revenue recognition
At a point in time	$5,711	$961	$1,102	$2,955	$10,729
Over time	9,254	2,275	2,117	5,498	19,144
	$14,965	$3,236	$3,219	$8,453	$29,873

(b)
Alternatively, the disaggregation of revenue could also be distinct as follows:

	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2020
	Revenue	Revenue	Revenue
License (Note 1)	$6,270	$11,766	$10,679
Service/Subscription (Note 2)	3,388	9,440	17,402
Advertisement (Note 3)	1,810	1,195	1,742
Others (Note 4)	92	529	50
Total	$11,560	$22,930	$29,873

Note 1:
License refers to A-(1) designing/creating apps to business customers and, A-(3) licensing self-developed technologies to business customers in Note 4(24).

Note 2:
Service/Subscription revenue refers to A-(2) providing online web consultation services to business customers and providing premium functions in apps to individual customers in Note 4(24).

Note 3:
Advertisement revenue refers to E advertising services in Note 4(24).

Note 4:
Others are immaterial revenue streams to the Company.

B.
Contract liabilities

(a)
The Group has recognized the following revenue-related contract liabilities mainly arose from sales contracts with receipts from customers in advance. Generally, the contract period is one year, contact liabilities are reclassified as revenue after performance obligations are fulfilled by the Company.

	December 31, 2019	December 31, 2020
Contract liabilities:
Advance sales receipts	$2,519	$4,844

(b)
Revenue recognized that was included in the contract liability balance at the beginning of the period

	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2020
Revenue recognized that was included in the contract liability balance at the beginning of the period
Advance sales receipts	$47	$740	$2,518

(16)
Interest income

	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2020
Interest income from bank deposits	$30	$86	$126
Interest income from financial assets at amortised cost	4	72	117
	$34	$158	$243

(17)
Other income

	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2020
Subsidy from government	$335	$659	$178
Others	35	32	13
	$370	$691	$191

(18)
Other gains and losses

	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2020
Foreign exchange gains (losses)	$41	($237)	($770)
Losses on financial liabilities at fair value through profit or loss	(79)	(936)	(2,022)
	($38)	($1,173)	($2,792)

(19)
Finance costs

	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2020
Interest expense – lease liabilities	$3	$5	$9

(20)
Costs and expenses by nature

	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2020
Cost of goods sold	$48	$279	$11
Employee benefit expenses	12,342	15,312	18,039
Promotional fees	4,364	2,539	6,511
Service providing expenses	521	1,352	2,548
Professional service fees	1,091	2,777	2,482
Warranty cost	—	—	780
Depreciation of right-of-use assets	201	211	306
Depreciation of property, plant and equipment	97	117	150

	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2020
Amortisation of intangible assets	626	66	36
Others	1,301	1,686	1,851
Total operating costs and operating expenses	$20,591	$24,339	$32,714

(21)
Employee benefit expenses

	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2020
Wages and salaries	$10,422	$12,888	$15,698
Employee insurance fees	537	633	1,105
Pension costs	362	394	480
Employee stock options	254	394	336
Other personnel expenses	767	1,003	420
	$12,342	$15,312	$18,039

(22)
Income tax

A.
Income tax expense

	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2020
Current tax:
Current tax expense recognized for the current period	$24	$590	$371
Prior year income tax under (over) estimation	3	1	(50)
Total current tax	27	591	321
Deferred income tax:
Origination and reversal of temporary differences	—	(42)	(86)
Taxable losses	—	(302)	150
Total deferred income tax	—	(344)	64
Income tax expense	$27	$247	$385

B.
Reconciliation between income tax expense and accounting profit

	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2020
Tax calculated based on (loss) profit before tax and statutory tax rate (Note)	($1,799)	$392	($418)
Effects from items disallowed by tax regulation	—	51	208
Effects from non-deductible offshore income tax	23	387	193
Tax exempt income by tax regulation	—	(12)	(14)
Temporary difference not recognized as deferred income tax assets	33	(31)	150
Prior year income tax under (over) estimation	3	1	(50)
Taxable loss not recognized as deferred income tax assets	1,842	144	173
Change in assessment of realisation of deferred income tax assets	(99)	(1,016)	(136)
Effects from other states apart from where United States subsidiary registered	—	117	31
Effect from Japan provisional tax offsetting income tax	2	—	(5)
Others	22	214	253
Income tax expense	$27	$247	$385

Note:
The basis for computing the applicable tax rate are the rates applicable in the respective countries where the Group entities operate.

C.
Amounts of deferred income tax assets or liabilities as a result of temporary differences and tax losses are as follows:

	2019
	January 1	Recognized in profit or loss	Net exchange differences	December 31
Deferred income tax assets:
– Temporary differences:
Unrealised expenses	$—	$35	$1	$36
Others	—	8	—	8
– Taxable losses	—	302	1	303
	—	345	2	347
Deferred income tax liabilities:
- Unrealised exchange gain	—	(1)	—	(1)
	$—	$344	$2	$346

	2020
	January 1	Recognized in profit or loss	Net exchange differences	December 31
Deferred income tax assets:
– Temporary differences:
Unrealised expenses	$36	$70	$4	$110
Unrealised exchange losses	—	14	—	14
Others	8	1	1	10
– Taxable losses	303	(150)	12	165
	347	(65)	17	299
Deferred income tax liabilities:
– Unrealised exchange gain	(1)	1	—	—
	$346	($64)	$17	$299

D.
Expiration dates of unused taxable losses and amounts of unrecognized deferred income tax assets are as follows:

	December 31, 2019
Year incurred	Amount filed/ assessed	Unused amount	Unrecognized deferred income tax assets	Expiry year
2015	$7,164	$5,462	$5,417	2024~2035
2016	7,794	6,846	6,230	2021~2036
2017	5,572	5,572	5,522	2022~2037
2018	7,678	7,678	7,522	2027~no expiration
2019	719	719	719	2029
	$28,927	$26,277	$25,410
	December 31, 2020
Year incurred	Amount filed/ assessed	Unused amount	Unrecognized deferred income tax assets	Expiry year
2015	$7,164	$5,417	$5,417	2025
2016	7,794	6,142	5,901	2021~2036
2017	5,572	5,572	5,522	2022~2037
2018	7,678	7,678	7,522	2027~no expiration
2019	918	918	918	2024~2029
2020	868	868	868	2030
	$29,994	$26,595	$26,148

E.
The amounts of deductible temporary difference that are not recognized as deferred income tax assets are as follows:

	December 31, 2019	December 31, 2020
Deductible temporary differences	($141)	$813

(23)
Losses per share

	Year ended December 31, 2018
	Amount after tax	Weighted average number of ordinary shares outstanding (share in thousands)	Losses per share (in dollars)
Basic losses per share
Loss attributable to ordinary shareholders of the parent	($8,695)	300,000	($0.03)
Dilutive losses per share
Loss attributable to ordinary shareholders of the Group plus assumed conversion of all dilutive potential ordinary shares	($8,695)	300,000	($0.03)
	Year ended December 31, 2019
	Amount after tax	Weighted average number of ordinary shares outstanding (share in thousands)	Losses per share (in dollars)
Basic losses per share
Loss attributable to ordinary shareholders of the parent	($1,985)	301,503	($0.01)
Dilutive losses per share
Loss attributable to ordinary shareholders of the Group plus assumed conversion of all dilutive potential ordinary shares	($1,985)	301,503	($0.01)
	Year ended December 31, 2020
	Amount after tax	Weighted average number of ordinary shares outstanding (share in thousands)	Losses per share (in dollars)
Basic losses per share
Loss attributable to ordinary shareholders of the parent	($5,593)	313,106	($0.02)
Dilutive losses per share
Loss attributable to ordinary shareholders of the Group plus assumed conversion of all dilutive potential ordinary shares	($5,593)	313,106	($0.02)

Note:
Employee stock options and convertible preferred shares were excluded from the calculation of diluted losses per share as they were anti-dilutive for the year ended December 31, 2018, 2019 and 2020.

(24)
Changes in liabilities from financing activities

	2018
	Financial liabilities at fair value through profit or loss	Lease liabilities (including current portion)	Liabilities from financing activities-gross
January 1 (including effects of initial application)	$25,390	$280	$25,670
Changes in cash flow from financing activities	5,000	(201)	4,799
Net exchange differences	—	4	4
Changes in fair value	79	—	79
December 31	$30,469	$83	$30,552
	2019
	Financial liabilities at fair value through profit or loss	Lease liabilities (including current portion)	Liabilities from financing activities-gross
January 1	$30,469	$83	$30,552
Changes in cash flow from financing activities	25,000	(193)	24,807
Net exchange differences	—	13	13
Changes in fair value	936	—	936
Changes in other non-cash items – additions	—	523	523
December 31	$56,405	$426	$56,831
	2020
	Financial liabilities at fair value through profit or loss	Lease liabilities (including current portion)	Liabilities from financing activities-gross
January 1	$56,405	$426	$56,831
Changes in cash flow from financing activities	50,000	(305)	49,695
Net exchange differences	—	18	18
Changes in fair value	2,022	—	2,022
Changes in other non-cash items – additions	—	201	201
December 31	$108,427	$340	$108,767

7.
Related Party Transactions

(1)
Names of related parties and relationship

Names of related parties	Relationship with the Group
CyberLink Corp. (CyberLink)	Other related party (Significant influence over the reporting entity)
CyberLink International Technology Corp. (CyberLink-B.V.I.)	Other related party (Subsidiary of CyberLink)
CyberLink Europe B.V.	Other related party (Subsidiary of CyberLink)
CyberLink Inc. (CyberLink-Japan)	Other related party (Subsidiary of CyberLink)
CyberLink.Com Corp.	Other related party (Subsidiary of CyberLink)

(2)
Significant related party transactions

A.
Revenue

	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2020
Service revenue:
CyberLink	$—	$7	$27
Sales of services are negotiated with related parties based on agreed-upon agreement and the conditions and payment terms are same as third parties.
B.
Other receivables

	December 31, 2019	December 31, 2020
CyberLink	$—	$15
CyberLink-B.V.I.	112	—
	$112	$15
Other receivables are mainly from receivables that were paid and received on behalf of others.
C.
Other payables

	December 31, 2019	December 31, 2020
CyberLink	$149	$58
CyberLink-Japan	16	27
Other related parties	11	—
	$176	$85
Other payables are mainly expenses from professional service, rental and payments on behalf of others.
D.
Operating expenses

	Description	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2020
CyberLink	Management service fee	$206	$268	$157
CyberLink-Japan	Management service fee	—	83	—
Other related parties	Management service fee	—	10	—
		$206	$361	$157
CyberLink provides support and assistance in legal services, network infrastructure and equipment maintenance services, marketing activity supports and employee training programs. Starting from 2015, the fees for CyberLink’s services were charged based on the actual costs and expenses. Starting from 2019, the original service agreement had been terminated, and the Company entered into another service agreement instead. Based on the new contract, the service fees are calculated based on the agreed-upon hourly rate which are TWD 1,000, TWD 900, TWD 750, and TWD 700, respectively. The conditions and payment terms are same as third parties.
E.
Lease transactions—lessee/rent expense

(a)
The Group leases offices from CyberLink and CyberLink-Japan. Rental contracts are typically made for periods of 1~2 years. The rents were paid to CyberLink and CyberLink-Japan at the beginning of next month and each quarter, respectively.

(b)
Rent expense

	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2020
CyberLink-Japan	$—	$—	$91

(c)
Acquisition of right-of-use assets:

	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2020
CyberLink	$—	$391	$—

(d)
Lease liabilities

i.
Outstanding balance:

	December 31, 2019	December 31, 2020
Total lease liabilities	$304	$108
Less: Current portion (shown as ‘current lease liabilities’)	(202)	(108)
	$102	$—

ii.
Interest expense

	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2020
CyberLink	$3	$4	$4

(3)
Key management compensation

	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2020
Salaries and other short-term employee benefits	$1,154	$1,598	$1,691
Share-based payment	83	101	83
Post-employment benefits	12	13	11
	$1,249	$1,712	$1,785

8.
Pledged Assets

The Group’s assets pledged as collateral are as follows:
	Book value
Pledged assets	December 31, 2019	December 31, 2020	Purpose
Time deposits (Shown as ‘current financial assets at amortised cost’)	$374	$—	Guarantee in the form of bank guarantee

9.
Significant Contingent Liabilities and Unrecognized Contract Commitments

(1)
Contingencies

None.
(2)
Commitments

Except for Notes 6(5), 6(7) and 7(2), there is no other significant commitments.
10.
Significant Disaster Loss

None.
11.
Significant Events After the Balance Sheet Date

(1)
On March 3, 2022, Provident Acquisition Corp. (“PAQC”), a blank check company incorporated as a Cayman Islands exempted company with limited liability entered into an Agreement and Plan of Merger (the “Business Combination Agreement”) with the Company.

On March 3, 2022, the share capital and warrants of PAQC consists of (i) 23,000,000 PAQC Class A Ordinary Share issued and outstanding, (ii) 5,750,000 PAQC Class B Ordinary Shares issued and outstanding, and (iii) 18,100,000 PAQC Warrants issued and outstanding. Pursuant to the Business Combination Agreement, (i) each PAQC Class A Ordinary Share that is issued and outstanding shall be cancelled in exchange for the right to receive 1 CompanyClassA Ordinary Share, (ii) the holders of 5,750,000 PAQC Class B Ordinary Shares will receive 5,415,000 Company Class A Ordinary Shares, and (iii) each PAQC Warrant that is outstanding and unexercised shall be converted into and become the right to receive a Company Warrant. Each Company Warrant entitle the holders to purchase the Company Class A Ordinary Shares at an exercise price of $11.50 per share.
Concurrently with the execution of the Business Combination Agreement, certain investors (the “PIPE Investors”) have entered into certain share subscription agreements (the “PIPE Subscription Agreements”) pursuant to which the PIPE Investors have committed to subscribe for and purchase the PAQC Class A Ordinary Share at $10.00 per share for an aggregate purchase price of $50,000.
In connection with the initial public offering of PAQC, before the Closing, certain investors (the “FPA Investors”) entered into certain forward purchase agreements, pursuant to which the FPA Investors agreed to subscribe for and purchase 5,500,000 PAQC Class A Ordinary Shares and 2,750,000 PAQC Warrants to purchase PAQC Class A Ordinary Shares in consideration for an aggregate purchase price of $55,000.
(2)
On November 22, 2021, the Company declared a notice pursuant to its Incentive Stock Option Plan. Based on the notice, all the unvested option shares granted by the Company to optionee becomes fully vested on November 22, 2021. The optionee may exercise the vested options within one month after November 22, 2021. Any options that are not exercised within such one month period shall be deemed cancelled and forfeited upon expiration of such period on December 22, 2021.

12.
Others

(1)
Coronavirus pandemic

Starting from January 2020, it was reported that a novel strain of coronavirus, later named
COVID-19, spread worldwide. While the Group has not noted significant negative impact to the results of operations in 2020, the extent to which COVID-19 impacts the business and financial results of the Group in the longer term will depend on future developments, which are uncertain and cannot be predicted, including new information which may emerge concerning the severity of the coronavirus and the actions to contain the coronavirus or treat its impact, among others. The Group will continue to evaluate the impact on the results of operation and financial position of the Group and react actively as the situation evolves.
(2)
Capital management

The Group’s objectives of capital management are to ensure the Group’s sustainable operation and to maintain an optimal capital structure to reduce the cost of capital and provide returns for shareholders. In order to maintain or adjust to optimal capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt. The Group monitors capital on the basis of the gearing ratio. This ratio is calculated as total liabilities divided by total equity.
As of December 31, 2019 and 2020, the Group’s gearing ratios are as follows:
	December 31, 2019	December 31, 2020
Total liabilities	$65,659	$121,979
Total equity	($21,195)	($35,743)
Gearing ratio	(3.10)	(3.41)

(3)
Financial instruments

A.
Financial instruments by category

	December 31, 2019	December 31, 2020
Financial assets
Financial assets at amortised cost
Cash and cash equivalents	$28,283	$79,018
Financial assets at amortised cost	8,174	—
Accounts receivable	6,211	5,509
Other receivables (including related parties)	128	25
Guarantee deposits paid	55	106
	$42,851	$84,658
	December 31, 2019	December 31, 2020
Financial liabilities
Financial liabilities at fair value through profit or loss
Financial liabilities designated as at fair value through profit or loss	$56,405	$108,427
Financial liabilities at amortised cost
Accounts payable	$165	$—
Other payables (including related parties)	5,543	7,049
Guarantee deposits received	26	27
	$5,734	$7,076
Lease liabilities	$426	$340

B.
Financial risk management policies

(a)
The Group’s activities expose it to a variety of financial risks: market risk (including foreign exchange risk), credit risk and liquidity risk. The Group’s overall risk management programme focuses on the unpredictability of financial markets and seeks to minimise potential adverse effects on the Group’s financial position and financial performance.

(b)
Risk management is carried out by a central treasury department (the Group’s finance department) under policies approved by the Board of Directors. The Group’s finance department identifies, evaluates and hedges financial risks in close co-operation with the Group’s operating units. The Board has written principles for overall risk management, as well as written policies covering specific areas and matters, such as foreign exchange risk, interest rate risk, credit risk, use of derivative and non-derivative financial instruments, and investment of excess liquidity.

C.
Significant financial risks and degrees of financial risks

(a)
Market risk

Foreign exchange risk
i.
The Group operates internationally and is exposed to exchange rate risk arising from the transactions of the Company and its subsidiaries used in various functional currency, primarily with respect to the NTD, RMB, JPY and EUR. Exchange rate risk arises from future commercial transactions and recognized assets and liabilities.

ii.
The Group’s business involves some non-functional currency operations (the Company’s and certain subsidiaries’ functional currency: USD; other certain subsidiaries’ functional currency: NTD, JPY and RMB). Significant financial assets and liabilities denominated in foreign currencies are as follows:

	December 31, 2019
					Sensitivity analysis
	Foreign currency amount (in thousands)	Exchange rate	Functional currency	Book value (USD)	Degree of variation	Effect on profit or loss
Financial assets
Monetary items
USD:NTD	$9,170	29.98	$274,917	$9,170	1%	$92
EUR:NTD	392	33.59	13,167	439	1%	4
RMB:NTD	874	4.31	3,767	126	1%	1
EUR:USD	259	1.12	290	290	1%	3
Financial liabilities
Monetary items
USD:JPY	895	108.62	97,215	895	1%	9
USD:RMB	389	6.98	2,715	389	1%	4

	December 31, 2020
					Sensitivity analysis
	Foreign currency amount (in thousands)	Exchange rate	Functional currency	Book value (USD)	Degree of variation	Effect on profit or loss
Financial assets
Monetary items
USD:NTD	$10,042	28.48	$285,996	$10,042	1%	$100
HKD:NTD	541	3.67	1,985	70	1%	1
EUR:NTD	949	35.02	33,234	1,167	1%	12
RMB:NTD	3,548	4.38	15,540	546	1%	5
JPY:NTD	184,537	0.28	51,670	1,814	1%	18
Financial liabilities
Monetary items
USD:JPY	122	103.08	12,576	122	1%	1
USD:RMB	54	6.51	352	54	1%	1

iii.
The total exchange gain (loss), including realised and unrealised, arising from significant foreign exchange variation on the monetary items held by the Group for the years ended December 31, 2018, 2019 and 2020, amounted to $41, ($237) and ($770), respectively.

(b)
Credit risk

i.
Credit risk refers to the risk of financial loss to the Group arising from default by the clients or counterparties of financial instruments on the contract obligations. The main factor is that counterparties could not repay in full the accounts receivable based on the agreed terms and the financial assets at amortised cost.

ii.
The Group manages their credit risk taking into consideration the entire group’s concern. For banks and financial institutions, only independently rated parties with a minimum rating of ‘A’ are accepted. According to the Group’s credit policy, each local entity in the Group is responsible for managing and analysing the credit risk for each of their new clients before standard payment and delivery terms and conditions are offered. Internal risk control assesses the credit quality of the customers, taking into account their financial position, past experience and other factors. Individual risk limits are set based on internal or external ratings in accordance with limits set by the Board of Directors. The utilisation of credit limits is regularly monitored.

iii.
The default occurs when the contract payments are past due over 180 days.

iv.
The Group adopts following assumptions under IFRS 9 to assess whether there has been a significant increase in credit risk on that instrument since initial recognition:

If the contract payments were past due over 30 days based on the terms, there has been a significant increase in credit risk on that instrument since initial recognition.
v.
The Group classifies customers’ accounts receivable in accordance with geographic area and credit rating of customer. The Group applies the modified approach to estimate expected credit loss under the provision matrix basis.

vi.
The Group used the territory economic forecasts to adjust historical and timely information to assess the default possibility of accounts receivable.

vii.
The loss amounts of accounts receivable allowance using simplified method were not significant, thus, the loss was not recognized as at December 31, 2019 and 2020.

(c)
Liquidity risk

i.
Cash flow forecasting is performed in the operating entities of the Group and aggregated by the Group’s finance department. The Group’s finance department monitors rolling forecasts of the Group’s liquidity requirements to ensure it has sufficient cash to meet operational needs.

ii.
Surplus cash held by the operating entities over and above balance required for working capital management are transferred to the Group’s finance department. The Group’s finance department invests surplus cash in interest bearing current accounts and time deposits, choosing instruments with appropriate maturities or sufficient liquidity to provide sufficient head-room as determined by the above-mentioned forecasts. As at December 31, 2019 and 2020, the Group held money market position of $31,590 and $71,115, respectively, which are expected to readily generate cash inflows for managing liquidity risk.

iii.
The table below analyses the Group’s non-derivative financial liabilities based on the remaining period at the balance sheet date to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.

Non-derivative financial liabilities: December 31, 2019	Less than 1 year	Between 2 and 5 years	Over 5 years
Financial liabilities at fair value through profit or loss	$—	$—	$56,405
Accounts payable	165	—	—
Other payables (including related parties)	5,543	—	—
Lease liabilities (Note)	252	181	—
Guarantee deposits received	—	26	—
Non-derivative financial liabilities: December 31, 2020	Less than 1 year	Between 2 and 5 years	Over 5 years
Financial liabilities at fair value through profit or loss	$—	$—	$108,427
Other payables (including related parties)	7,049	—	—
Lease liabilities (Note)	229	116	—
Guarantee deposits received	—	27	—
Note: The amount included the interest of estimated future payments.
(4)
Fair value information

A.
The different levels that the inputs to valuation techniques are used to measure fair value of financial and non-financial instruments have been defined as follows:

Level 1:
Quoted prices (unadjusted) in active markets for identical assets or liabilities that the entity can access at the measurement date. A market is regarded as active where a market in which transactions for the asset or liability take place with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:
Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3:
Unobservable inputs for the asset or liability. The fair value of the Group’s compound instrument such as convertible preference shares is included in Level 3.

B.
The carrying amounts of the Group’s financial instruments not measured at fair value (including cash and cash equivalents, current financial assets at amortised cost, accounts receivable, other receivables (including related parties), guarantee deposits paid, accounts payable, other payables (including related parties) and guarantee deposits received) are approximate to their fair values.
C.
The related information of financial instruments measured at fair value by level on the basis of the nature, characteristics and risks of the liabilities at December 31, 2019 and 2020 are as follows:

(a)
The related information of natures of the liabilities is as follows:

December 31, 2019	Level 1	Level 2	Level 3	Total
Liabilities
Recurring fair value measurements
Financial liabilities at fair value through profit or loss
Compound instrument:
Convertible preference shares	$—	$—	$56,405	$56,405
December 31, 2020	Level 1	Level 2	Level 3	Total
Liabilities
Recurring fair value measurements
Financial liabilities at fair value through profit or loss
Compound instrument:
Convertible preference shares	$—	$—	$108,427	$108,427

(b)
The methods and assumptions the Group used to measure fair value are as follows:

i.
Except those mentioned in point (ii) below, the carrying amounts of the Group’s financial instruments not measured at fair value (including cash and cash equivalents, accounts receivable, other receivables, notes payable, accounts payable and other payables) approximate to their fair values.

ii.
The methods and assumptions of fair value measurement are as follows:

Preference share liabilities
The fair value measurement takes the following 2 methods into account:
(1)
The recent fund raising prices.

(2)
Using market approach to calculate total equity value first, and conduct equity value allocation via option pricing model under different scenarios (IPO and liquidation) to calculate probability weighted value of all classes of equities (including preference shares).

D.
The following chart is the movement of Level 3 for the years ended December 31, 2019 and 2020:

	2019	2020
	Compound instrument: Convertible preference shares	Compound instrument: Convertible preference shares
At January 1	$30,469	$56,405
Gains and losses recognized in profit or loss
Recorded as non-operating income and expenses	936	2,022
Issued in the period	25,000	50,000
At December 31	$56,405	$108,427

E.
For the years ended December 31, 2019 and 2020, there was no transfer into or out from Level 3.

F.
The following is the qualitative information of significant unobservable inputs and sensitivity analysis of changes in significant unobservable inputs to valuation model used in Level 3 fair value measurement:

	Fair value at December 31, 2019	Valuation technique	Significant unobservable input	Relationship of inputs to fair value
Compound instrument:
Convertible preference shares	$56,405	Market approach	Discount for lack of marketability	The higher the discount for lack of marketability, the lower the fair value
	Fair value at December 31, 2020	Valuation technique	Significant unobservable input	Relationship of inputs to fair value
Compound instrument:
Convertible preference shares	$108,427	Market approach	Discount for lack of marketability	The higher the discount for lack of marketability, the lower the fair value

G.
The Group has carefully assessed the valuation models and assumptions used to measure fair value. However, use of different valuation models or assumptions may result in different measurement. The following is the effect of profit or loss from financial liabilities categorised within Level 3 if the inputs used to valuation models have changed:

			December 31, 2019
			Recognized in profit or loss
	Input	Change	Favourable change	Unfavourable change
Financial liabilities
Convertible preference shares	Discount for lack of marketability	±1%	$564	($564)
			December 31, 2020
			Recognized in profit or loss
	Input	Change	Favourable change	Unfavourable change
Financial liabilities
Convertible preference shares	Discount for lack of marketability	±1%	$1,084	($1,084)

13.
Segment Information

(1)
General information

Although the Group has multiple operating segments by geography, the management takes the aggregation criteria outlined in Paragraphs 11 to 14 of IFRS 8 into consideration to decide the reportable operating segments. In light of the qualitative and quantitative criteria, the Group concluded that it has only one reportable operating segment.

(2)
Geographical information

Geographical information for the years ended December 31, 2018, 2019 and 2020 is as follows:
	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2020
	Revenue	Revenue	Revenue
United States	$4,537	$12,282	$14,965
Japan	1,007	2,677	3,236
France	1,438	2,245	3,219
Others	4,578	5,726	8,453
	$11,560	$22,930	$29,873
Geographical information on the revenue shows the location in which sales were generated. Non-current assets amounted to $838 and $884 as of December 31, 2019 and 2020, respectively. Substantially all of the Company’s non-current assets, including property, plant and equipment, right-of-use assets and intangible assets, are located in Taiwan.
(3)
Major customer information

Major customer information of the Group for the years ended December 31, 2018, 2019 and 2020 is as follows:
	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2020
	Revenue	Revenue	Revenue
Client A	$1,208	$3,566	$5,708
Client B	66	3,175	393
Client C	1,542	1,885	1,271

PERFECT CORP. AND SUBSIDIARIES
CONDENSED INTERIM CONSOLIDATED BALANCE SHEETS
December 31, 2020 and June 30, 2021
(Expressed in thousands of United States dollars)
		December 31, 2020 (Unaudited)	June 30, 2021 (Unaudited)
Assets	Notes	Amount	Amount
Current assets
Cash and cash equivalents	6(1)	$79,018	$81,734
Accounts receivable, net	6(2)	5,509	3,994
Other receivables		10	7
Other receivables – related parties	7	15	—
Current income tax assets		87	82
Inventories		88	88
Other current assets		220	277
Total current assets		84,947	86,182
Non-current assets
Property, plant and equipment	6(3)	452	428
Right-of-use assets	6(4) and 7	319	676
Intangible assets	6(5)	113	90
Deferred income tax assets		299	211
Guarantee deposits paid		106	126
Total non-current assets		1,289	1,531
Total assets		$86,236	$87,713
The accompanying notes are an integral part of these consolidated financial statements.

PERFECT CORP. AND SUBSIDIARIES
CONDENSED INTERIM CONSOLIDATED BALANCE SHEETS (continued)
December 31, 2020 and June 30, 2021
(Expressed in thousands of United States dollars)
		December 31, 2020 (Unaudited)	June 30, 2021 (Unaudited)
Liabilities and Equity	Notes	Amount	Amount
Current liabilities
Current contract liabilities	6(14)	$4,844	$8,158
Other payables	6(7)	6,964	6,514
Other payables – related parties	7	85	123
Current tax liabilities		596	301
Current provisions	6(8)	480	863
Current lease liabilities	7	225	387
Other current liabilities		139	123
Total current liabilities		13,333	16,469
Non-current liabilities
Non-current financial liabilities at fair value through profit or loss	6(6)	108,427	109,556
Non-current lease liabilities	7	115	276
Net defined benefit liability, non-current		77	79
Guarantee deposits received		27	28
Total non-current liabilities		108,646	109,939
Total liabilities		121,979	126,408
Equity
Common stock	6(11)	29,840	29,840
Capital surplus	6(12)	1,071	1,157
Accumulated deficit	6(13)	(67,221)	(70,366)
Other equity interest		567	674
Total equity		(35,743)	(38,695)
Total liabilities and equity		$86,236	$87,713
The accompanying notes are an integral part of these consolidated financial statements.

PERFECT CORP. AND SUBSIDIARIES
CONDENSED INTERIM CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2020 AND 2021
(Expressed in thousands of United States dollars)
		Six months ended June 30
		2020 (Unaudited)	2021 (Unaudited)
Items	Notes	Amount	Amount
Revenue	6(14) and 7	$14,503	$17,288
Costs of sales and services	6(9)(19)(20)	(1,350)	(2,594)
Gross profit		13,153	14,694
Operating expenses	6(4)(9)(19)(20) and 7
Sales and marketing expenses		(8,214)	(10,761)
General and administrative expenses		(897)	(1,133)
Research and development expenses		(3,602)	(4,184)
Total operating expenses		(12,713)	(16,078)
Operating profit (loss)		440	(1,384)
Non-operating income and expenses
Interest income	6(15)	177	65
Other income	6(16)	170	9
Other gains and losses	6(6)(17)	(1,347)	(1,695)
Finance costs	6(4)(18) and 7	(5)	(3)
Total non-operating income and expenses		(1,005)	(1,624)
Loss before income tax		(565)	(3,008)
Income tax expense	6(21)	(192)	(137)
Net loss		($757)	($3,145)
Other comprehensive income
Components of other comprehensive income that will be reclassified to profit or loss
Exchange differences arising on translation of foreign operations		$128	$107
Other comprehensive income, net		$128	$107
Total comprehensive loss		($629)	($3,038)
Net loss, attributable to:
Shareholders of the parent		($757)	($3,145)
Total comprehensive loss attributable to:
Shareholders of the parent		($629)	($3,038)
Loss per share	6(22)
Basic loss per share		($0.002)	($0.011)
Diluted loss per share		($0.002)	($0.011)
The accompanying notes are an integral part of these consolidated financial statements.

PERFECT CORP. AND SUBSIDIARIES
CONDENSED INTERIM CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
FOR THE SIX MONTHS ENDED JUNE 30, 2020 AND 2021
(Expressed in thousands of United States dollars)
		Equity attributable to owners of the parent
			Capital surplus			Other equity interest
	Notes	Common stock	Additional paid-in capital	Employee stock options	Accumulated deficit	Exchange differences arising on translation of foreign operations	Total
Year 2020(Unaudited)
Balance at January 1, 2020		$31,356	$109	$640	($53,233)	($67)	($21,195)
Net loss for the period		—	—	—	(757)	—	(757)
Other comprehensive income for the period		—	—	—	—	128	128
Total comprehensive (loss) income		—	—	—	(757)	128	(629)
Share-based payment transactions	6(10)	—	—	173	—	—	173
Balance at June 30, 2020		$31,356	$109	$813	($53,990)	$61	($21,651)
Year 2021(Unaudited)
Balance at January 1, 2021		$29,840	$125	$946	($67,221)	$567	($35,743)
Net loss for the period		—	—	—	(3,145)	—	(3,145)
Other comprehensive income for the period		—	—	—	—	107	107
Total comprehensive (loss) income		—	—	—	(3,145)	107	(3,038)
Share-based payment transactions	6(10)	—	—	86	—	—	86
Balance at June 30, 2021		$29,840	$125	$1,032	($70,366)	$674	($38,695)
The accompanying notes are an integral part of these consolidated financial statements.

PERFECT CORP. AND SUBSIDIARIES
CONDENSED INTERIM CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2020 AND 2021
(Expressed in thousands of United States dollars)
		Six months ended June 30
	Notes	2020 (Unaudited)	2021 (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Loss before tax		($565)	($3,008)
Adjustments
Adjustments to reconcile profit (loss)
Depreciation expense	6(3)(4)(19)	221	285
Amortisation expense	6(5)(19)	21	24
Interest income	6(15)	(177)	(65)
Interest expense	6(4)(18)	5	3
Net loss on financial liabilities at fair value through profit or loss	6(6)	1,135	1,129
Employees’ stock option cost	6(10)	173	86
Changes in operating assets and liabilities
Changes in operating assets
Accounts receivable		(483)	1,505
Other receivables		(8)	7
Other receivables-related parties		112	15
Inventories		7	—
Other current assets		35	(56)
Changes in operating liabilities
Current contract liabilities		1,194	3,272
Accounts payable		(165)	—
Other payables		(154)	(509)
Other payables – related parties		(92)	37
Other current liabilities		20	(16)
Current provisions		—	387
Cash inflow generated from operations		1,279	3,096
Interest received		179	62
Interest paid		(5)	(3)
Income tax paid		(188)	(361)
Net cash flows from operating activities		1,265	2,794
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from disposal of financial assets at amortised cost		761	—
Acquisition of property, plant and equipment	6(3)	(128)	(67)
Increase in guarantee deposits paid		(47)	(19)
Acquisition of financial assets at amortised cost		(759)	—
Net cash flows used in investing activities		(173)	(86)
CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of principal portion of lease liabilities	6(4)(23)	(144)	(218)
Net cash flows used in financing activities		(144)	(218)
Effects of exchange rates changes on cash and cash equivalents		192	226
Net increase in cash and cash equivalents		1,140	2,716
Cash and cash equivalents at beginning of period		28,283	79,018
Cash and cash equivalents at end of period		$29,423	$81,734
The accompanying notes are an integral part of these consolidated financial statements.

PERFECT CORP. AND SUBSIDIARIES
NOTES TO THE UNAUDITED CONDENSED INTERIM
CONSOLIDATED FINANCIAL STATEMENTS
SIX MONTHS PERIODS ENDED JUNE 30, 2020 AND 2021
(EXPRESSED IN THOUSANDS OF UNITED STATES DOLLARS, EXCEPT AS
OTHERWISE INDICATED)
1.   History and Organisation
Perfect Corp. (the “Company”) was incorporated in Cayman Islands with limited liability under the International Business Companies Act on February 13, 2015. The Company and its subsidiaries (collectively referred herein as the “Group”) are primarily engaged in the design, development and sales of applications and internet social platform. The apps which mainly developed and operated by the Company were YouCam Makeup, YouCam Perfect, YouCam Fun and YouCam Nails.
2.   The Date of Authorisation for Issuance of the Financial Statements and Procedures for Authorisation
These unaudited condensed interim consolidated financial statements were authorized for issuance by the Board of Directors on March 11, 2022.
3.   Application of New Standards, Amendments and Interpretations
(1)   New and amended standards adopted by the Group
New standards, interpretations and amendments issued by International Accounting Standards Board (the “IASB”) effective from 2021 are as follows:
New Standards, Interpretations and Amendments	Effective date by the IASB
Amendments to IFRS 4, ‘Extension of the Temporary Exemption from Applying IFRS 9’	January 1, 2021
Amendments to IFRS 9, IAS 39, IFRS 7, IFRS 4 and IFRS 16, ‘Interest rate Benchmark Reform- Phase 2’	January 1, 2021
Amendment to IFRS 16, ‘Covid-19-related rent concessions beyond 30 June 2021’	April 1, 2021
The above standards and interpretations did not have significant impact to the Group’s financial condition and financial performance based on the Group’s assessment.
(2)   New and revised International Financial Reporting Standards not yet adopted
New and amendments to IFRSs which have been published but are not mandatory for the financial period ending June 30, 2021 are listed below:
New Standards, Interpretations and Amendments	Effective date by the IASB
Amendments to IFRS 10 and IAS 28, ‘Sale or contribution of assets between an investor and its associate or joint venture’	To be determined by IASB
Annual improvements to IFRS Standards 2018 – 2020	January 1, 2022
Amendments to IFRS 3, ‘Reference to the conceptual framework’	January 1, 2022
Amendments to IAS 16, ‘Property, plant and equipment: proceeds before intended use’	January 1, 2022
Amendments to IAS 37, ‘Onerous contracts – cost of fulfilling a contract’	January 1, 2022
Amendments to IAS 1, ‘Classification of liabilities as current or non-current’	January 1, 2023
Amendments to IAS 1, ‘Disclosure of Accounting Policies’	January 1, 2023
Amendments to IAS 8, ‘Definition of accounting estimate’	January 1, 2023
Amendments to IAS 12, ‘Income Taxes’	January 1, 2023

The above standards and interpretations are not expected to have significant impact to the Group’s financial position and financial performance based on the Group’s assessment.
4.   Summary of Significant Accounting Policies
The unaudited condensed interim consolidated financial statements reflect all adjustments that, in the opinion of management, are necessary for a fair statement of the results of operations for the interim period. All such adjustments to the financial information are of a normal, recurring nature. Accordingly, these unaudited condensed interim consolidated financial statements are to be read in conjunction with the annual financial statements for the year ended December 31, 2020. The principal accounting policies applied in the preparation of these unaudited condensed interim consolidated financial statements are disclosed in financial statements for the year ended December 31, 2020 and have been consistently applied to all the periods presented, except for the adoption of new and amended standards as set out below and Note 3(1).
(1)
Compliance statement

These unaudited condensed interim consolidated financial statements have been prepared in accordance with IAS 34 Interim Financial Reporting as issued by the IASB.
(2)
Basis of preparation

A.
The Group has accumulated deficit of $70,366 as of June 30, 2021. Taking into account the amount of cash and cash equivalents on hand as of June 30, 2021, and the redemption right of Series B and Series C Preferred Shares, the Group will have sufficient funds to support its operations for the next 12 months from the issuance of these unaudited condensed interim consolidated financial statements. As a result, the unaudited condensed interim consolidated financial statements are prepared on a going concern basis.

B.
Except for the following items, the unaudited condensed interim consolidated financial statements have been prepared under the historical cost convention:

(a)
Financial assets and financial liabilities (including derivative instruments) at fair value through profit or loss.

(b)
Defined benefit liabilities recognized based on the net amount of pension fund assets less present value of defined benefit obligation.

C.
The preparation of unaudited condensed interim consolidated financial statements in conformity with IAS 34 Interim Financial Reporting requires the use of certain critical accounting estimates. It also requires management to exercise its judgement in the process of applying the Group’s accounting policies. The areas involving a higher degree of judgement or complexity, or areas where assumptions and estimates are significant to the unaudited condensed interim consolidated financial statements are disclosed in Note 5.

(3)
Basis of consolidation

A.
Basis for preparation of unaudited condensed interim consolidated financial statements:

(a)
All subsidiaries are included in the Group’s unaudited condensed interim consolidated financial statements. Subsidiaries are all entities (including structured entities) controlled by the Group. The Group controls an entity when the Group is exposed, or has rights, to variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity. Consolidation of subsidiaries begins from the date the Group obtains control of the subsidiaries and ceases when the Group loses control of the subsidiaries.

(b)
Inter-company transactions, balances and unrealised gains or losses on transactions between companies within the Group are eliminated. Accounting policies of subsidiaries have been adjusted where necessary to ensure consistency with the policies adopted by the Group.

(c)
When the Group loses control of a subsidiary, the Group remeasures any investment retained in the former subsidiary at its fair value. That fair value is regarded as the fair value on initial recognition of a financial asset or the cost on initial recognition of the associate or joint venture. Any difference between fair value and carrying amount is recognized in profit or loss. All amounts previously recognized in other comprehensive income in relation to the subsidiary are reclassified to profit or loss on the same basis as would be required if the related assets or liabilities were disposed of. That is, when the Group loses control of a subsidiary, all gains or losses previously recognized in other comprehensive income in relation to the subsidiary should be reclassified from equity to profit or loss, if such gains or losses would be reclassified to profit or loss when the related assets or liabilities are disposed of.

B.
Subsidiaries included in the unaudited condensed interim consolidated financial statements:

			Ownership (%)
Name of investor	Name of subsidiary	Main business activities	December 31, 2020	June 30, 2021
The Company	Perfect Mobile Corp. (Taiwan)	Design, development, marketing and sales of mobile applications	100%	100%
The Company	Perfect Corp. (USA)	Marketing and sales of mobile applications	100%	100%
The Company	Perfect Corp. (Japan)	Marketing and sales of mobile applications	100%	100%
The Company	Perfect Corp. (Shanghai)	Marketing and sales of mobile applications	100%	100%
The Company	Perfect Mobile Corp.(B.V.I.)	Investment activities	100%	100%
Perfect Mobile Corp.(B.V.I.)	Perfect Mobile Limited. (Hong Kong)	No operation, the subsidiary was liquidated on May 21, 2021	100%	—

C.
Subsidiaries not included in the unaudited condensed interim consolidated financial statements:

None.
D.
Adjustments for subsidiaries with different balance sheet dates:

None.
E.
Significant restrictions:

None.
F.
Subsidiaries that have non-controlling interests that are material to the Group:

None.
5.   Critical Accounting Judgements, Estimates and Key Sources of Assumption Uncertainty
There have been no significant changes as of June 30, 2021. Please refer to Note 5 in the consolidated financial statements for the year ended December 31, 2020.

6.   Details of Significant Accounts
(1)
Cash and cash equivalents

	December 31, 2020	June 30, 2021
Petty cash	$1	$1
Checking accounts	7,866	5,653
Demand deposits	56,315	35,204
Time deposits	14,800	40,800
Others	36	76
	$79,018	$81,734
The Group transacts with a variety of financial institutions all with high credit quality to disperse credit risk, so it expects that the probability of counterparty default is remote.
(2)
Accounts receivable

	December 31, 2020	June 30, 2021
Accounts receivable	$5,509	$3,994

A.
The ageing analysis of accounts receivable is as follows:

	December 31, 2020	June 30, 2021
Not past due	$4,980	$3,183
Up to 30 days	290	169
31 to 90 days	140	447
91 to 180 days	90	180
Over 181 days	9	15
	$5,509	$3,994
The above ageing analysis was based on days overdue.
B.
As at December 31, 2020 and June 30, 2021, accounts receivable were all from contracts with customers.

C.
As at December 31, 2020 and June 30, 2021, without taking into account other credit enhancements, the maximum exposure to credit risk in respect of the amount that best represents the Group’s accounts receivable was $5,509 and $3,994, respectively.

D.
Information relating to credit risk of accounts receivable is provided in Note 11(3).

(3)
Property, plant and equipment

	Leasehold Improvements	Machinery	Office Equipment	Total
December 31, 2020
Cost	$473	$457	$24	$954
Accumulated depreciation	(296)	(193)	(13)	(502)
	$177	$264	$11	$452
January 1, 2021	$177	$264	$11	$452
Additions	—	67	—	67
Cost of disposals	(6)	(12)	—	(18)
Accumulated depreciation on disposals	6	12	—	18
Depreciation expense	(47)	(54)	(1)	(102)
Net exchange differences	4	7	—	11
Closing net book amount	$134	$284	$10	$428
June 30, 2021
Cost	$478	$522	$25	$1,025
Accumulated depreciation	(344)	(238)	(15)	(597)
	$134	$284	$10	$428
The Group has no property, plant and equipment pledged to others.
(4)
Leasing arrangements—lessee

A.
The Group’s leased assets are offices. Rental contracts are typically made for periods of 2 to 3 years. Lease terms are negotiated on an individual basis and contain a wide range of different terms and conditions. Except that leased assets may not be used as security for borrowing purposes, leased assets may not be subleased, sold or borrowed to others or corporates in any methods.

B.
Short-term leases with a lease term of 12 months or less comprise offices located in the United States, Japan, China and France. On June 30, 2020 and 2021, payments of lease commitments for short-term leases amounted to $272 and $291, respectively.

C.
The carrying amount of right-of-use assets and the depreciation charge are as follows:

	December 31, 2020	Year ended December 31, 2020	June 30, 2021	Six months ended June 30, 2021
	Carrying amount	Depreciation charge	Carrying amount	Depreciation charge
Buildings	$319	$306	$591	$167
Transportation equipment	—	—	85	16
	$319	$306	$676	$183

D.
For the six-month periods ended June 30, 2020 and 2021, the addition to right-of-use assets were $198 and $530,respectively.

E.
The information on profit and loss accounts relating to lease contracts is as follows:

	Six months ended June 30, 2020	Six months ended June 30, 2021
Items affecting profit or loss
Interest expense on lease liabilities	$5	$3
Expense on short-term lease contracts	135	185
	$140	$188

F.
For the six-month periods ended June 30, 2020 and 2021, the Group’s total cash outflow for leases were $284 and $406, respectively, including the interest expense on lease liabilities amounting to $5 and $3, expense on short-term lease contracts amounting to $135 and $185, and repayments of principal portion of lease liabilities amounting to $144 and $218, respectively.

(5)
Intangible assets

	Software	Other intangible assets	Total
December 31, 2020
Cost	$196	$3,257	$3,453
Accumulated amortisation	(163)	(3,177)	(3,340)
	$33	$80	$113
January 1, 2021	$33	$80	$113
Amortisation charge	(11)	(13)	(24)
Net exchange differences	—	1	1
Closing net book amount	$22	$68	$90
June 30, 2021
Cost	$200	$3,258	$3,458
Accumulated amortisation	(178)	(3,190)	(3,368)
	$22	$68	$90
Details of amortisation on intangible assets are as follows:
	Six months ended June 30, 2020	Six months ended June 30, 2021
Research and development expenses	$21	$24

(6)
Financial liabilities at fair value through profit or loss

Items	December 31, 2020	June 30, 2021
Non-current items:
Financial liabilities designated as at fair value through profit or loss
Preference share liabilities	$105,469	$105,469
Add: Valuation adjustment	2,958	4,087
	$108,427	$109,556

A.
Amounts recognized in profit or loss in relation to financial liabilities at fair value through profit or loss are as follows:

	Six months ended June 30, 2020	Six months ended June 30, 2021
Financial liabilities designated as at fair value through profit or loss
Preference share liabilities	($1,135)	($1,129)

B.
As of June 30, 2021, the Company has issued a total of $105,000 of convertible preference shares with no maturity for five rounds in total. The details are as follows:

(a)
In the end of July 2017, the Company issued 31,427 thousand shares of convertible preference shares (Series A) which was converted from convertible bonds that the Company issued on November 9, 2016. The Company issued $10,000 of convertible bonds with an interest rate of 0% per annum. The bonds matured 0.81 years from November 9, 2016 to August 31, 2017 and would be redeemed in cash at the face value at the maturity date. The bondholders have the right to ask for conversion of the bonds into convertible preference shares of the Company. On July 7, 2017, the Board of Directors, during the meeting, resolved that if bondholders convert the bonds into the convertible preference shares before the end of July 2017, all of the original bondholders would be granted a stock warrant (Series A warrant) on a pari passu basis to purchase a certain quantity of additional preference shares at the initial conversion price, to be fully exercised prior to the end of May 2018. The Series A warrant could subscribe preference shares (Series A) at a 2 for 1 basis. The convertible bonds were fully converted into convertible preference shares (Series A) in the end of July 2017. However, the Company reissued stock warrants with same conditions to replace the initial stock warrants, which were exercisable by November 30, 2018, as resolved at the meeting of the Board of Directors on May 31, 2018.

(b)
On October 17, 2017, the Company issued 47,140 thousand shares of convertible preference shares (Series A-1) with a total issuance amount of $15,000.

(c)
On November 19, 2018, the Company issued 15,713 thousand shares of convertible preference shares (Series A) which were wholly-acquired by the holders of stock warrants (Series A warrant) with a total exercise price of $5,000. All series A warrants has been exercised.

(d)
On July 8, 2019, the Company issued 73,206 thousand shares of convertible preference shares (Series B) with a total issuance amount of $25,000.

(e)
On December 11, 2020, the Company issued 74,844 thousand shares of convertible preference shares (Series C-1 and C-2) with a total issuance amount of $50,000.

C.
The issuance of convertible preference shares by the Company amounting to $56,405 and $108,427 was recognized under ‘financial liabilities designated as at fair value through profit or loss on initial recognition’ on December 31, 2019 and 2020, respectively, due to their compound instrument feature.

When the Company issued the convertible preference shares (Series C-1 and C-2), some of the issuance terms were amended. The initial convertible preference shareholders (Series A, Series A-1 and Series B) can apply the issuance terms retrospectively.
D.
The rights, preferences and privileges of the preferred shares are as follows:

Liquidation preferences
(a)
In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company or any Deemed Liquidation Event, the assets of the Company or the consideration of the Deemed Liquidation Event available for distribution to its shareholders, as the case may be, shall be distributed among the shareholders.
(b)
The convertible preference shares should be repaid first at 150% of the issuing price but with the residual value as the limit. The ranking of claims are holders of convertible preference shares (Series C), holders of convertible preference shares (Series B) and holders of convertible preference shares (Series A).

(c)
If a merger or reorganisation of the Company occurred, such events shall be deemed as Deemed Liquidation Event. The majority of convertible preference shareholders, voting as a single class, may elect not to apply the process of liquidation in the event of a Deemed Liquidation Event. Thus, if an uncertain event occurred in the future, the Company has a contractual obligation to deliver cash to convertible preference shareholders.

Conversion rights
(a)
The conversion price of the convertible preference shares is the initial acquisition price, and is subject to adjustments if the condition of the anti-dilution provision occurs subsequently. The conversion price will be reset based on the pricing model specified in the terms of conversion. Accordingly, the Company has a contractual obligation to deliver a variable number of its own equity instruments to convertible preference shareholders.

(b)
The convertible preference shareholders have the right to ask for conversion of the preference shares into common shares of the Company from the issuance date. The rights and obligations of the new shares converted from the preference shares are the same as the issued and outstanding common shares.

(c)
Without any action being required by the holder, each preferred share should automatically be converted into common shares (a) immediately upon the closing of an IPO, based on the applicable conversion price in effect at the time of the closing of such IPO; (b) at the election of holders of a majority of the preferred shares and their conversion shares if converted, voting as a single class on an as-converted to common share but not fully-diluted basis; or (c) if the Board of Directors duly approves in accordance with the shareholders agreement and these articles the commencement of an IPO process by the Company in Taiwan.

(d)
The diluted effect of preferred shares as of December 31, 2020 was 170,169 thousand shares.

Redemption rights
(a)
In the following events, the convertible preference shareholders have the right to require the Company to redeem convertible preference shares:

i.
Before 2026 ends, if the Company does not publicly issue shares at specific price, sell at least half of the business or the first majority shareholder sells its shares, the holders of convertible preference shares (Series C) could exercise its redeemable right;

ii.
If there’s any material breach by the Company, in contravention of any applicable laws, fraud or the main holders of convertible preference shares (Series B) exercise its redeemable rights, all the holders of convertible preference shares could exercise the redemption right;

iii.
If there’s any material breach by the Company of the Business Cooperation Agreement, then the main holders of convertible preference shares (Series B) should be entitled to the right to exercise its redeemable rights.

The principal terms of Business Cooperation Agreement are as follows:
(1)
The Company’s operations in mainland China should be discussed with the holder of convertible preference shares (Series B) before commencement, and the Company shall engage the holder of convertible preference shares (Series B) as the priority business partner.
(2)
If the following conditions are met, the holder of convertible preference shares (Series B) shall engage the Company as the priority business partner in beauty & cosmetic augmented reality business:

(i)
The Company maintains its position as leading company in the industry.

(ii)
The holder of convertible preference shares (Series B) holds the Company’s shares more than 10% of total shares.

iv.
If the Company or subsidiary in Taiwan violates the PRC Investment Regulation, the main holders of the convertible preference shares (Series C) could exercise the redemption right.

v.
At any time after the occurrence of any of the abovementioned events, any Series A Holder, Series B Holder and Series C Holder may give a written notice (Redemption Notice) to the Company requesting redemption by the Company of all or part of its Equity Securities in the Company in accordance terms and conditions set forth in the Shareholders Agreement. If any Series A Holder, Series B Holder or Series C Holder exercises its right to require redemption by the Company of its Equity Securities, the Company should notify all other Series A Holders, Series B Holders and Series C Holders within ten calendar days after receipt of the Redemption Notice, and such Series A Holders, Series B Holders and Series C Holders may within ten calendar days thereafter elect to request the Company to redeem any or all of the outstanding Equity Securities of the Company held by them.

(b)
The redemption price for each redemption share redeemed should be:

i.
In scenario i, ii and iv, the Company should redeem the preferred shares at the initial issuance price plus 8% compound interest and dividends declared not paid yet;

ii.
In scenario iii, the Company should redeem the preferred shares at the initial issuance price plus 20% interest and dividends declared not paid yet.

Voting rights
(a)
Each shareholder shall be entitled to cast the number of votes equal to the number of the common shares and the number of the common shares into which the preferred shares it holds are convertible as of the record date for determining the shareholders entitled to vote on such matter or, if no record date is specified, as of the date of such vote.

(b)
In the event that prior to the consummation of an IPO, the holders of at least a majority of the preferred shares on an as converted to common share but not fully-diluted basis (collectively, the “Dragging Shareholders”) approve a transaction or a series of related transactions, in which a person, or a group of related persons, acquires a majority of the equity securities, assets, undertaking or voting power of the Company (either by way of transfer, acquisition, merger, consolidation, scheme of arrangement, amalgamation or otherwise) at a specific price agreed in Series C Preferred Share Subscription Agreement, then each shareholder and the Company shall sell the equity securities of the Group.

Dividends
(a)
The Company should not declare, pay or set aside any dividends on shares unless preference shares holders has received non-cumulative dividends. The ranking of claims are holders of convertible preference shares (Series C), holders of convertible preference shares (Series B), holders of convertible preference shares (Series A), and the holders of common shares.

(b)
The non-cumulative dividends should be declared at the simple rate of four percent (4%) or of the amount each preferred shareholder would have received had the Company distributed the dividends to all shareholders on a pro rata basis, prior and in preference to any other shareholders, whichever is higher.

(c)
The dividends payable on each common share issuable upon the conversion of a preferred share, calculated on the record date for determination of holders entitled to receive such dividend.

Business Cooperation Agreement (Series B only)
The Company entered into a Business Cooperation Agreement with the main holders of convertible preference shares (Series B) under the initial preference share contract. In the event of any material breach of the Business Cooperation Agreement by the Group, the main holders of convertible preference shares (Series B) have the right to require the Company to redeem convertible preference shares at the initial issuance price plus 20% interest and dividends declared not paid yet.
(7)
Other payables

	December 31, 2020	June 30, 2021
Employee bonus	$2,859	$2,981
Payroll	1,637	1,148
Promotional fees	854	876
Professional service fees	643	594
Sales VAT payables	452	380
Post and telecommunications expenses	186	203
Commission expenses	33	—
Others	300	332
	$6,964	$6,514

(8)
Provisions

Warranty
At January 1, 2021	$480
Additional provisions	387
Net exchange differences	(4)
At June 30, 2021	$863
Analysis of total provisions:
	December 31, 2020	June 30, 2021
Current	$480	$863
The Group enters into the contract with customers with warranties on services provided. The warranties (loss indemnification) provide customers with assurance that the related services will function as agreed by both parties. Provision for warranty is estimated based on historical warranty data, other known events and management’s judgement. The Group recognizes such expenses within ‘Costs of sales and services’ when related services are provided. Any changes in industry circumstances might affect the provisions. Provisions shall be paid when the payment is actually claimed.
(9)
Pensions

A.
Defined benefit plan

(a)
The Group’s subsidiary Perfect Mobile Corp. (Taiwan) was incorporated in Taiwan,

which has a defined benefit pension plan in accordance with the Labor Standards Act, covering all regular foreign employees’ service years. Under the defined benefit pension plan, two units are accrued for each year of service for the first 15 years and one unit for each additional year thereafter, subject to a maximum of 45 units. Pension benefits are based on the number of units accrued and the average monthly salaries and wages of the last 6 months prior to retirement. Perfect Mobile Corp. (Taiwan) contributes monthly an amount equal to 2% of the employees’ monthly salaries and wages to the retirement fund deposited with Bank of Taiwan, the trustee, under the name of the independent retirement fund committee. Also, Perfect Mobile Corp. (Taiwan) would assess the balance in the aforementioned labor pension reserve account by December 31, every year. If the account balance is insufficient to pay the pension calculated by the aforementioned method, to the employees expected to qualify for retirement in the following year, Perfect Mobile Corp. (Taiwan) will make contributions for the deficit by next March.
(b)
For the aforementioned pension plan, the Group recognized pension costs of $1 and $1 for the six months ended June 30, 2020 and 2021, respectively.

(c)
Expected contributions to the defined benefit pension plans of Perfect Mobile Corp. (Taiwan) for the year ending December 31, 2021 amount to $5.

B.
Defined contribution plans

(a)
Perfect Mobile Corp. (Taiwan) has established a defined contribution pension plan (the “New Plan”) under the Labor Pension Act (the “Act”), covering all regular employees with R.O.C. nationality. Under the New Plan, Perfect Mobile Corp. (Taiwan) contributes monthly an amount based on 6% of the employees’ monthly salaries and wages to the employees’ individual pension accounts at the Bureau of Labor Insurance. The benefits accrued are paid monthly or in lump sum upon termination of employment.

(b)
The pension costs under defined contribution pension plan of Perfect Mobile Corp. (Taiwan) for the six months ended June 30, 2020 and 2021 were $186 and $223, respectively.

(c)
The pension costs under local government law of other foreign subsidiaries for the six months ended June 30, 2020 and 2021 were $63 and $83 , respectively.

(10)
Share-based payment

A.
For the six-month period ended June 30, 2021, the Group’s share-based payment arrangements were as follows:

Type of arrangement	Grant date	Quantity granted (units in thousands)	Contract period	Vesting conditions
Employee stock options	2015.9.1	15,540	Four years and one month	2 years’ service: exercise 50% 3 years’ service:exercise 75% 4 years’ service:exercise 100%
Employee stock options	2016.10.1	3,229	Four years and one month	2 years’ service: exercise 50% 3 years’ service:exercise 75% 4 years’ service:exercise 100%
Employee stock options	2018.7.31	11,575	Four years and one month	2 years’ service: exercise 50% 3 years’ service:exercise 75% 4 years’ service:exercise 100%

Type of arrangement	Grant date	Quantity granted (units in thousands)	Contract period	Vesting conditions
Employee stock options	2019.1.15	1,112	Four years and one month	2 years’ service: exercise 50% 3 years’ service:exercise 75% 4 years’ service:exercise 100%
Employee stock options	2019.5.1	8,970	Five years	2 years’ service: exercise 50% 3 years’ service:exercise 75% 4 years’ service:exercise 100%
Employee stock options	2021.5.1	4,981	Five years	2 years’ service: exercise 50% 3 years’ service:exercise 75% 4 years’ service:exercise 100%
The share-based payment arrangements above are settled by equity.
B.
Details of the share-based payment arrangements are as follows:

	2020		2021
	No. of options (units in thousands)	Weighted-average exercise price (in dollars)	No. of options (units in thousands)	Weighted-average exercise price (in dollars)
Options outstanding at January 1	24,550	$0.17	23,046	$0.18
Options granted	—	—	4,981	0.30
Options forfeited	(285)	0.18	(383)	0.22
Options outstanding at June 30	24,265	0.17	27,644	0.20
Options exercisable at June 30	2,937		12,657

C.
As of June 30, 2020 and 2021, the range of exercise prices of stock options outstanding was both $ 0.1 ~ $ 0.3 (in dollars), respectively; the weighted-average remaining contractual period was 1.75 ~ 3.84 years and 1.21 ~ 3.58 years, respectively.

D.
The fair value of stock options granted on grant date is measured using the Black-Scholes option-pricing model. Relevant information is as follows:

Type of arrangement	Grant date	Stock price (in dollars)	Exercise price (in dollars)	Expected price volatility	Expected option life	Expected dividends	Risk-free interest rate	Fair value per unit (in dollars)
Employee stock options	2015.9.1	$0.0564	$0.1000	42.03%	3.42	0.00%	1.11%	$0.0080
Employee stock options	2016.10.1	0.1297	0.1000	42.25%	3.42	0.00%	0.93%	0.0530
Employee stock options	2018.7.31	0.1386	0.1000	40.34%	3.42	0.00%	2.79%	0.0620
Employee stock options	2019.1.15	0.1777	0.1000	39.29%	3.42	0.00%	2.52%	0.0947
Employee stock options	2019.5.1	0.1777	0.3000	39.31%	3.88	0.00%	2.29%	0.0295
Employee stock options	2021.5.1	0.1689	0.3000	39.16%	3.88	0.00%	0.58%	0.0228

Note:
Expected price volatility rate was estimated by using historical volatility record of similar entities as the stock has no quoted market price.

E.
Expenses incurred on share-based payment transactions are shown below:

	Six months ended June 30, 2020	Six months ended June 30, 2021
Equity settled	$173	$86

(11)
Share capital

As of December 31, 2020, and June 30, 2021, the Company’s authorized capital was $82,000, consisting of 820,000 thousand shares of stock (including 45,000 thousand shares reserved for employee stock options), and the paid-in capital was $29,840, consisting of 298,397 thousand shares of ordinary stock with a par value of $ 0.1 (in dollars) per share. All proceeds from shares issued have been collected.
Movements in the number of the Company’s shares outstanding (Units: share in thousands) are as follows:
2021
At January 1	$298,397
At June 30	$298,397

(12)
Capital surplus

Except as required by the Company’s Articles of Incorporation or Cayman’s law, capital surplus shall not be used for any other purpose but covering accumulated deficit. Capital surplus should not be used to cover accumulated deficit unless the legal reserve is insufficient.
(13)
Accumulated deficits

Under the Company’s Articles of Incorporation, distribution of earnings would be based on the Company’s operating and capital needs.
(14)
Operating revenue

	Six months ended June 30, 2020	Six months ended June 30, 2021
Revenue from contracts with customers	$14,503	$17,288

A.
Disaggregation of revenue from contracts with customers

(a)
The Group derives revenue from the transfer of goods and services over time and at a point in time in the following geographical regions:

Six months ended June 30, 2020	United States	Japan	Others	Total
Revenue from external customer contracts	$8,097	$1,538	$4,868	$14,503
Timing of revenue recognition
At a point in time	$4,201	$634	$1,670	$6,505
Over time	3,896	904	3,198	7,998
	$8,097	$1,538	$4,868	$14,503
Six months ended June 30, 2021	United States	Japan	Others	Total
Revenue from external customer contracts	$7,948	$2,221	$7,119	$17,288
Timing of revenue recognition
At a point in time	$1,265	$417	$1,489	$3,171
Over time	6,683	1,804	5,630	14,117
	$7,948	$2,221	$7,119	$17,288

(b)
Alternatively, the disaggregation of revenue could also be distinct as follows:

	Six months ended June 30, 2020	Six months ended June 30, 2021
License (Note 1)	$6,484	$3,155
Service/Subscription (Note 2)	7,335	12,892
Advertisement (Note 3)	663	1,225
Others (Note 4)	21	16
Total	$14,503	$17,288
Note 1: License refers to A-(1) designing/creating apps to business customers and, A-(3) licensing self-developed technologies to business customers.
Note 2: Service/Subscription revenue refers to A-(2) providing online web consultation services to business customers and providing premium functions in apps to individual customers.
Note 3: Advertisement revenue refers to E advertising services.
Note 4: Others are immaterial revenue streams to the Company.
B.
Contract liabilities

(a)
The Group has recognized the following revenue-related contract liabilities mainly arose from sales contracts with receipts from customers in advance. Generally, the contract period is one year, contact liabilities are reclassified as revenue after performance obligations are fulfilled by the Company.

	December 31, 2020	June 30, 2021
Contract liabilities:
Advance sales receipts	$4,844	$8,158

(b)
Revenue recognized that was included in the contract liability balance at the beginning of the period

	Six months ended June 30, 2020	Six months ended June 30, 2021
Revenue recognized that was included in the contract liability balance at the beginning of the period
Advance sales receipts	$2,049	$3,819

(15)
Interest income

	Six months ended June 30, 2020	Six months ended June 30, 2021
Interest income from bank deposits	$92	$65
Interest income from financial assets at amortised cost	85	—
	$177	$65
The nature of interest income from financial assets at amortised cost was time deposits with maturity over three months.
(16)
Other income

	Six months ended June 30, 2020	Six months ended June 30, 2021
Subsidy from government	$165	$—

	Six months ended June 30, 2020	Six months ended June 30, 2021
Others	5	9
	$170	$9

(17)
Other gains and losses

	Six months ended June 30, 2020	Six months ended June 30, 2021
Foreign exchange losses	$212	$566
Losses on financial liabilities at fair value through profit or loss	1,135	1,129
	$1,347	$1,695

(18)
Finance costs

	Six months ended June 30, 2020	Six months ended June 30, 2021
Interest expense – lease liabilities	$5	$3

(19)
Costs and expenses by nature

	Six months ended June 30, 2020	Six months ended June 30, 2021
Cost of goods sold	$7	$2
Employee benefit expenses	8,753	10,151
Promotional fees	2,530	4,276
Service providing expenses	1,039	1,827
Professional service fees	568	752
Warranty cost	—	387
Depreciation of right-of-use assets	145	183
Depreciation of property, plant and equipment	76	102
Amortisation of intangible assets	21	24
Others	924	968
Total operating costs and operating expenses	$14,063	$18,672

(20)
Employee benefit expenses

	Six months ended June 30, 2020	Six months ended June 30, 2021
Wages and salaries	$7,476	$9,002
Employee insurance fees	538	616
Pension costs	250	307
Employee stock options	173	86
Other personnel expenses	316	140
	$8,753	$10,151

(21)
Income tax

Income tax expense
	Six months ended June 30, 2020	Six months ended June 30, 2021
Current tax:
Current tax expense recognized for the current period	$133	$69
Total current tax	133	69
Deferred income tax:
Taxable losses	59	68
Total deferred income tax	59	68
Income tax expense	$192	$137
Income tax expense is recognized based on management’s estimate of the weighted average effective annual income tax rate expected for the full financial year.
(22)
Losses per share

	Six months ended June 30, 2020
	Amount after tax	Weighted average number of ordinary shares outstanding (share in thousands)	Losses per share (in dollars)
Basic losses per share
Loss attributable to ordinary shareholders of the parent	($757)	313,562	($0.002)
Dilutive losses per share
Loss attributable to ordinary shareholders of the Group plus assumed conversion of all dilutive potential ordinary shares	($757)	313,562	($0.002)
	Six months ended June 30, 2021
	Amount after tax	Weighted average number of ordinary shares outstanding (share in thousands)	Losses per share (in dollars)
Basic losses per share
Loss attributable to ordinary shareholders of the parent	($3,145)	298,397	($0.011)
Dilutive losses per share
Loss attributable to ordinary shareholders of the Group plus assumed conversion of all dilutive potential ordinary shares	($3,145)	298,397	($0.011)
Note: Employee stock options and convertible preferred shares were excluded from the calculation of diluted losses per share as they were anti-dilutive for the six-month periods ended June 30, 2021.

(23)
Changes in liabilities from financing activities

	Financial liabilities at fair value through profit or loss	Lease liabilities (including current portion)	Liabilities from financing activities-gross
December 31, 2020	$108,427	$340	$108,767
Changes in cash flow from financing activities	—	(218)	(218)
Net exchange differences	—	11	11
Changes in fair value	1,129	—	1,129
Changes in other non-cash items – additions	—	530	530
June 30, 2021	$109,556	$663	$110,219
7.   Related Party Transactions
(1)
Names of related parties and relationship

Names of related parties	Relationship with the Group
CyberLink Corp. (CyberLink)	Other related party (Significant influence over the reporting entity)
CyberLink International Technology Corp. (CyberLink-B.V.I.)	Other related party (Subsidiary of CyberLink)
CyberLink Europe B.V.	Other related party (Subsidiary of CyberLink)
CyberLink Inc. (CyberLink-Japan)	Other related party (Subsidiary of CyberLink)
CyberLink.Com Corp.	Other related party (Subsidiary of CyberLink)

(2)
Significant related party transactions

A.
Revenue

	Six months ended June 30, 2020	Six months ended June 30, 2021
Service revenue:
CyberLink	$6	$16
Sales of services are negotiated with related parties based on agreed-upon agreement and the conditions and payment terms are same as third parties.
B.
Other receivables

	December 31, 2020	June 30, 2021
CyberLink	$15	$—
Other receivables are mainly from receivables that were paid and received on behalf of others.
C.
Other payables

	December 31, 2020	June 30, 2021
CyberLink	$58	$96
CyberLink-Japan	27	27
	$85	$123
Other payables are mainly expenses from professional service, rental and payments on behalf of others.

D.
Operating expenses

	Description	Six months ended June 30, 2020	Six months ended June 30, 2021
CyberLink	Management service fee	$81	$66
CyberLink provides support and assistance in legal services, network infrastructure and equipment maintenance services, marketing activity supports and employee training programs. Starting from 2015, the fees for CyberLink’s services were charged based on the actual costs and expenses. Starting from 2019, the original service agreement had been terminated, and the Company entered into another service agreement instead. Based on the new contract, the service fees are calculated based on the agreed-upon hourly rate which are TWD 1,000, TWD 900, TWD 750, and TWD 700, respectively. The conditions and payment terms are same as third parties.
E.
Lease transactions—lessee/rent expense

(a)
The Group leases offices from CyberLink and CyberLink-Japan. Rental contracts are typically made for periods of 1~2 years. The rents were paid to CyberLink and CyberLink-Japan at the beginning of next month and each quarter, respectively.

(b)
Rent expense

	Six months ended June 30, 2020	Six months ended June 30, 2021
CyberLink-Japan	$44	$47

(c)
Acquisition of right-of-use assets:

	Six months ended June 30, 2020	Six months ended June 30, 2021
CyberLink	$—	$429

(d)
Lease liabilities

i.
Outstanding balance:

	December 31, 2020	June 30, 2021
Total lease liabilities	$108	$435
Less: Current portion (shown as ‘current lease liabilities’)	(108)	(216)
	$—	$219

ii.
Interest expense

	Six months ended June 30, 2020	Six months ended June 30, 2021
CyberLink	$2	$1

(3)
Key management compensation

	Six months ended June 30, 2020	Six months ended June 30, 2021
Salaries and other short-term employee benefits	$883	$944
Share-based payment	43	19
Post-employment benefits	5	6
	$931	$969

8.   Significant Contingent Liabilities and Unrecognized Contract Commitments
(1)
Contingencies

None.
(2)
Commitments

Except for Notes 6(4), 6(6) and 7(2), there is no other significant commitments.
9.   Significant Disaster Loss
None.
10.   Significant Events After the Balance Sheet Date
(1)
On March 3, 2022, Provident Acquisition Corp. (“PAQC”) , a blank check company incorporated as a Cayman Islands exempted company with limited liability entered into an Agreement and Plan of Merger (the “Business Combination Agreement”) with the Company. On March 3, 2022, the share capital and warrants of PAQC consists of (i) 23,000,000 PAQC Class A Ordinary Share issued and outstanding, (ii) 5,750,000 PAQC Class B Ordinary Shares issued and outstanding, and (iii) 18,100,000 PAQC Warrants issued and outstanding. Pursuant to the Business Combination Agreement, (i) each PAQC Class A Ordinary Share that is issued and outstanding shall be cancelled in exchange for the right to receive 1 Company Class A Ordinary Share, (ii) the holders of 5,750,000 PAQC Class B Ordinary Shares will receive 5,415,000 Company Class A Ordinary Share, and (iii) each PAQC Warrant that is outstanding and unexercised shall be converted into and become the right to receive a Company Warrant. Each Company Warrant entitle the holders to purchase the Company Class A Ordinary Shares at an exercise price of $11.50 per share.

Concurrently with the execution of the Business Combination Agreement, certain investors (the “PIPE Investors”) have entered into certain share subscription agreements (the “PIPE Subscription Agreements”) pursuant to which the PIPE Investors have committed to subscribe for and purchase the PAQC Class A Ordinary Share at $10.00 per share for an aggregate purchase price of $50,000.
In connection with the initial public offering of PAQC, before the Closing, certain investors (the “FPA Investors”) entered into certain forward purchase agreements, pursuant to which the FPA Investors agreed to subscribe for and purchase 5,500,000 PAQC Class A Ordinary Shares and 2,750,000 PAQC Warrants to purchase PAQC Class A Ordinary Shares in consideration for an aggregate purchase price of $55,000.
(2)
On November 22, 2021, the Company declared a notice pursuant to its Incentive Stock Option Plan. Based on the notice, all the unvested option shares granted by the Company to optionee becomes fully vested on November 22, 2021. The optionee may exercise the vested options within one month after November 22, 2021. Any options that are not exercised within such one month period shall be deemed cancelled and forfeited upon expiration of such period on December 22, 2021.

11.   Others
(1)
Coronavirus pandemic

Starting from January 2020, it was reported that a novel strain of coronavirus, later named COVID-19, spread worldwide. While the Group has not noted significant negative impact to the results of operations in 2020, the extent to which COVID-19 impacts the business and financial results of the Group in the longer term will depend on future developments, which are uncertain and cannot be predicted, including new information which may emerge concerning the severity of the coronavirus and the actions to contain the coronavirus or treat its impact, among others. The Group will continue to evaluate the impact on the results of operation and financial position of the Group and react actively as the situation evolves.

(2)
Capital management

The Group’s objectives of capital management are to ensure the Group’s sustainable operation and to maintain an optimal capital structure to reduce the cost of capital and provide returns for shareholders. In order to maintain or adjust to optimal capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt. The Group monitors capital on the basis of the gearing ratio. This ratio is calculated as total liabilities divided by total equity.
As of December 31, 2020 and June 30, 2021, the Group’s gearing ratio are as follows:
	December 31, 2020	June 30, 2021
Total liabilities	$121,979	$126,408
Total equity	($35,743)	($38,695)
Gearing ratio	(3.41)	(3.27)

(3)
Financial instruments

A.
Financial instruments by category

	December 31, 2020	June 30, 2021
Financial assets
Financial assets at amortised cost
Cash and cash equivalents	$79,018	$81,734
Accounts receivable	5,509	3,994
Other receivables (including related parties)	25	7
Guarantee deposits paid	106	126
	$84,658	$85,861
	December 31, 2020	June 30, 2021
Financial liabilities
Financial liabilities at fair value through profit or loss
Financial liabilities designated as at fair value through profit or loss	$108,427	$109,556
Financial liabilities at amortised cost
Other payables (including related parties)	$7,049	$6,637
Guarantee deposits received	27	28
	$7,076	$6,665
Lease liabilities	$340	$663

B.
Financial risk management policies

(a)
The Group’s activities expose it to a variety of financial risks: market risk (including foreign exchange risk), credit risk and liquidity risk. The Group’s overall risk management programme focuses on the unpredictability of financial markets and seeks to minimise potential adverse effects on the Group’s financial position and financial performance.

(b)
Risk management is carried out by a central treasury department (the Group’s finance department) under policies approved by the Board of Directors. The Group’s finance department identifies, evaluates and hedges financial risks in close co-operation with the Group’s operating units. The Board has written principles for overall risk management, as well as written policies covering specific areas and matters, such as foreign exchange risk, interest rate risk, credit risk, use of derivative and non-derivative financial instruments, and investment of excess liquidity.
C.
Significant financial risks and degrees of financial risks

(a)
Market risk

Foreign exchange risk
i.
The Group operates internationally and is exposed to exchange rate risk arising from the transactions of the Company and its subsidiaries used in various functional currency, primarily with respect to the NTD, RMB, JPY and EUR. Exchange rate risk arises from future commercial transactions and recognized assets and liabilities.

ii.
The Group’s business involves some non-functional currency operations (the Company’s and certain subsidiaries’ functional currency: USD; other certain subsidiaries’ functional currency: NTD, JPY and RMB). Significant financial assets and liabilities denominated in foreign currencies are as follows:

	December 31, 2020
					Sensitivity analysis
	Foreign currency amount (in thousands)	Exchange rate	Functional currency	Book value (USD)	Degree of variation	Effect on profit or loss
Financial assets
Monetary items
USD:NTD	$10,042	28.48	$285,996	$10,042	1%	$100
HKD:NTD	541	3.67	1,985	70	1%	1
EUR:NTD	949	35.02	33,234	1,167	1%	12
RMB:NTD	3,548	4.38	15,540	546	1%	5
JPY:NTD	184,537	0.28	51,670	1,814	1%	18
Financial liabilities
Monetary items
USD:JPY	122	103.08	12,576	122	1%	1
USD:RMB	54	6.51	352	54	1%	1
	June 30, 2021
					Sensitivity analysis
	Foreign currency amount (in thousands)	Exchange rate	Functional currency	Book value (USD)	Degree of variation	Effect on profit or loss
Financial assets
Monetary items
USD:NTD	$11,280	27.86	$314,261	$11,280	1%	113
EUR:NTD	1,391	33.15	46,112	1,655	1%	17
JPY:NTD	250,047	0.25	62,512	2,244	1%	22
Financial liabilities
Monetary items
USD:JPY	175	110.51	19,339	175	1%	2
USD:RMB	71	6.47	459	71	1%	1

iii.
The total exchange loss, including realised and unrealised, arising from significant foreign exchange variation on the monetary items held by the Group for the six months ended June, 2020 and 2021, amounted to $212 and $566, respectively.

(b)
Credit risk

i.
Credit risk refers to the risk of financial loss to the Group arising from default by the clients or counterparties of financial instruments on the contract obligations. The main factor is that counterparties could not repay in full the accounts receivable based on the agreed terms and the financial assets at amortised cost.

ii.
The Group manages their credit risk taking into consideration the entire group’s concern. For banks and financial institutions, only independently rated parties with a minimum rating of ‘A’ are accepted. According to the Group’s credit policy, each local entity in the Group is responsible for managing and analysing the credit risk for each of their new clients before standard payment and delivery terms and conditions are offered. Internal risk control assesses the credit quality of the customers, taking into account their financial position, past experience and other factors. Individual risk limits are set based on internal or external ratings in accordance with limits set by the Board of Directors. The utilisation of credit limits is regularly monitored.

iii.
The default occurs when the contract payments are past due over 180 days.

iv.
The Group adopts following assumptions under IFRS 9 to assess whether there has been a significant increase in credit risk on that instrument since initial recognition:

If the contract payments were past due over 30 days based on the terms, there has been a significant increase in credit risk on that instrument since initial recognition.
v.
The Group classifies customers’ accounts receivable in accordance with geographic area and credit rating of customer. The Group applies the modified approach to estimate expected credit loss under the provision matrix basis.

vi.
The Group used the territory economic forecasts to adjust historical and timely information to assess the default possibility of accounts receivable.

vii.
The loss amounts of accounts receivable allowance using simplified method were not significant, thus, the loss was not recognized as at December 31, 2020 and June 30, 2021.

(c)
Liquidity risk

i.
Cash flow forecasting is performed in the operating entities of the Group and aggregated by the Group’s finance department. The Group’s finance department monitors rolling forecasts of the Group’s liquidity requirements to ensure it has sufficient cash to meet operational needs.

ii.
Surplus cash held by the operating entities over and above balance required for working capital management are transferred to the Group’s finance department. The Group’s finance department invests surplus cash in interest bearing current accounts and time deposits, choosing instruments with appropriate maturities or sufficient liquidity to provide sufficient head-room as determined by the above-mentioned forecasts. As at December 31, 2020 and June 30, 2021, the Group held money market position of $71,115 and $76,004, respectively, which are expected to readily generate cash inflows for managing liquidity risk.

iii.
The table below analyses the Group’s non-derivative financial liabilities based on the remaining period at the balance sheet date to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.

Non-derivative financial liabilities:
December 31, 2020	Less than 1 year	Between 2 and 5 years	Over 5 years
Financial liabilities at fair value through profit or loss	$—	$—	$108,427
Other payables (including related parties)	7,049	—	—
Lease liabilities (Note)	229	116	—
Guarantee deposits received	—	27	—
Non-derivative financial liabilities:
June 30, 2021	Less than 1 year	Between 2 and 5 years	Over 5 years
Financial liabilities at fair value through profit or loss	$—	$—	$109,556
Other payables (including related parties)	6,637	—	—
Lease liabilities (Note)	396	278	—
Guarantee deposits received	—	28	—
Note: The amount included the interest of estimated future payments.
(4)
Fair value information

A.
The different levels that the inputs to valuation techniques are used to measure fair value of financial and non-financial instruments have been defined as follows:

Level 1:
Quoted prices (unadjusted) in active markets for identical assets or liabilities that the entity can access at the measurement date. A market is regarded as active where a market in which transactions for the asset or liability take place with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:
Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3:
Unobservable inputs for the asset or liability. The fair value of the Group’s compound instrument such as convertible preference shares is included in Level 3.

B.
The carrying amounts of the Group’s financial instruments not measured at fair value (including cash and cash equivalents, current financial assets at amortised cost, accounts receivable, other receivables (including related parties), guarantee deposits paid, accounts payable, other payables (including related parties) and guarantee deposits received) are approximate to their fair values.

C.
The related information of financial instruments measured at fair value by level on the basis of the nature, characteristics and risks of the liabilities at December 31, 2020 and June 30, 2021 are as follows:

(a)
The related information of natures of the liabilities is as follows:

December 31, 2020	Level 1	Level 2	Level 3	Total
Liabilities
Recurring fair value measurements
Financial liabilities at fair value through profit or loss
Compound instrument:
Convertible preference shares	$—	$—	$108,427	$108,427

June 30, 2021	Level 1	Level 2	Level 3	Total
Liabilities
Recurring fair value measurements
Financial liabilities at fair value through profit or loss
Compound instrument:
Convertible preference shares	$—	$—	$109,556	$109,556

(b)
The methods and assumptions the Group used to measure fair value are as follows:

i.
Except those mentioned in point (ii) below, the carrying amounts of the Group’s financial instruments not measured at fair value (including cash and cash equivalents, accounts receivable, other receivables, notes payable, accounts payable and other payables) approximate to their fair values.

ii.
The methods and assumptions of fair value measurement are as follows:

Preference share liabilities
The fair value measurement takes the following 2 methods into account:
(1)
The recent fund raising prices.

(2)
Using market approach to calculate total equity value first, and conduct equity value allocation via option pricing model under different scenarios (IPO and liquidation) to calculate probability weighted value of all classes of equities (including preference shares).

D.
The following chart is the movement of Level 3 for the six months ended June 30, 2021:

Compound instrument: Convertible preference shares
December 31, 2020	$108,427
Gains and losses recognized in profit or loss
Recorded as non-operating income and expenses	1,129
June 30, 2021	$109,556

E.
For the six months ended June 30, 2020 and 2021, there was no transfer into or out from Level 3.

F.
The following is the qualitative information of significant unobservable inputs and sensitivity analysis of changes in significant unobservable inputs to valuation model used in Level 3 fair value measurement:

	Fair value at December 31, 2020	Valuation technique	Significant unobservable input	Relationship of inputs to fair value
Compound instrument:
Convertible preference shares	$108,427	Market approach	Discount for lack of marketability	The higher the discount for lack of marketability, the lower the fair value
	Fair value at June 30, 2021	Valuation technique	Significant unobservable input	Relationship of inputs to fair value
Compound instrument:
Convertible preference shares	$109,556	Market approach	Discount for lack of marketability	The higher the discount for lack of marketability, the lower the fair value

G.
The Group has carefully assessed the valuation models and assumptions used to measure fair value. However, use of different valuation models or assumptions may result in different measurement. The following is the effect of profit or loss from financial liabilities categorised within Level 3 if the inputs used to valuation models have changed:

			December 31, 2020
			Recognized in profit or loss
	Input	Change	Favourable change	Unfavourable change
Financial liabilities
Convertible preference shares	Discount for lack of marketability	±1%	$1,084	($1,084)
			June 30, 2021
			Recognized in profit or loss
	Input	Change	Favourable change	Unfavourable change
Financial liabilities
Convertible preference shares	Discount for lack of marketability	±1%	$1,096	($1,096)
12.   Segment Information
(1)
General information

Although the Group has multiple operating segments by geography, the management takes the aggregation criteria outlined in Paragraphs 11 to 14 of IFRS 8 into consideration to decide the reportable operating segments. In light of the qualitative and quantitative criteria, the Group concluded that it has only one reportable operating segment.
(2)
Geographical information

	Six months ended June 30, 2020	Six months ended June 30, 2021
	Revenue	Revenue
United States	8,097	7,948
Japan	1,538	2,221
Others	4,868	7,119
	$14,503	$17,288
Geographical information on the revenue shows the location in which sales were generated. Non-current assets amounted to $884 and $1,194 as of December 31, 2020 and June 30, 2021, respectively. Substantially all of the Company’s non-current assets, including property, plant and equipment, right-of-use assets and intangible assets, are located in Taiwan.
(3)
Major customer information

Major customer information of the Group for the six months ended June, 2020 and 2021 is as follows:
	Six months ended June 30, 2020	Six months ended June 30, 2021
	Revenue	Revenue
Client A	$3,659	$1,858